                          PRELIMINARY PROXY MATERIALS

                            SCHEDULE 14A INFORMATION
                               (AMENDMENT NO. 1)
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/  Preliminary Proxy Statement                       / /  Confidential, for Use of the Commission Only
                                                            (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c)
     or Rule 14a-12

                        SILVER KING COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/X/  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transactions apply:

          Common Stock, $.01 par value, of Silver King Communications, Inc.; Class B Common Stock, $.01 par value, of Silver King Communications, Inc.

       -------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transactions apply:

          (a) 4,870,026 shares of Silver King Communications, Inc. Common Stock to be issued, based on 30,041,932 shares of Savoy Pictures Entertainment, Inc. Common Stock, par value $.01 per share, outstanding on October 1, 1996, and 4,743,974 shares of Savoy Pictures Entertainment, Inc. Common Stock issuable upon conversion of outstanding debentures, warrants, notes and stock options and a conversion ratio of 0.14; and

          (b)(i) 44,612,235 shares of Silver King Communications, Inc. Common Stock to be issued, based on 71,989,159 shares of common stock, par value $.01 per share, of Home Shopping Network, Inc. outstanding on October 1, 1996, and 27,149,143 shares of Home Shopping Network, Inc. Common Stock issuable upon conversion of outstanding debentures and stock options and a conversion ratio of 0.45, and (ii) 10,800,000 shares of Silver King Communications, Inc. Class B Common Stock to be issued, based on 20,000,000 shares of Class B common stock, par value $.01 per share, of Home Shopping Network, Inc. outstanding on October 1, 1996 and a conversion ratio of 0.54.

       -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          (a) $2.875 based on the average of the bid and asked prices of Savoy Pictures Entertainment, Inc. Common Stock reported on the Nasdaq National Market on October 7, 1996; and

          (b)(i) $10.375 based on the average of the high and low sales prices of Home Shopping Network, Inc. Common Stock as reported on the New York Stock Exchange on October 7, 1996, and (ii) $207,500,000 in the aggregate based on the book value as of the most recent practicable date of the Home Shopping Network, Inc. Class B Stock.

       -------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transactions:

       (a) $100,009,480 + (b) $1,236,059,884 = $1,336,069,364

       -------------------------------------------------------------------------

     (5)  Total fee paid:

                                       $267,214

       -------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/X/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

                                       $104,728

       -------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

                                     Schedule 14A

       -------------------------------------------------------------------------

     (3)  Filing Party:

                           Silver King Communications, Inc.

       -------------------------------------------------------------------------

     (4)  Date Filed:

                                     March 1, 1996

       -------------------------------------------------------------------------

                          PRELIMINARY PROXY MATERIALS

                            SCHEDULE 14A INFORMATION
                               (AMENDMENT NO. 1)
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant / /

Filed by a Party other than the Registrant /X/

Check the appropriate box:

/X/  Preliminary Proxy Statement                     / /  Confidential, for Use of the Commission Only
                                                          (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c)
     or Rule 14a-12

                       SAVOY PICTURES ENTERTAINMENT, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        SILVER KING COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/X/  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          Common Stock, $.01 par value, of Savoy Pictures Entertainment, Inc.

       -------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          30,041,932 shares of Savoy Pictures Entertainment, Inc. Common Stock, par value $.01 per share, outstanding on October 1, 1996, and 4,743,974 shares of Savoy Pictures Entertainment, Inc. Common Stock issuable upon conversion of outstanding debentures, warrants, notes and stock options.

       -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          $2.875 based on the average of the bid and asked prices of Savoy Pictures Entertainment, Inc. Common Stock reported on the Nasdaq National Market on October 7, 1996.

       -------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transactions:

                                     $100,009,480

       -------------------------------------------------------------------------

     (5)  Total fee paid:

                                        $20,002

       -------------------------------------------------------------------------

/X/  Fee paid previously with preliminary materials.

/X/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

                                        $20,002

       -------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

                                     Schedule 14A

       -------------------------------------------------------------------------

     (3)  Filing Party:

                           Silver King Communications, Inc.

       -------------------------------------------------------------------------

     (4)  Date Filed:

                          March 1, 1996 and October 10, 1996

       -------------------------------------------------------------------------

                          PRELIMINARY PROXY MATERIALS

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant / /

Filed by a Party other than the Registrant /X/

Check the appropriate box:

/X/  Preliminary Proxy Statement                     / /  Confidential, for Use of the Commission Only
                                                          (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c)
     or Rule 14a-12

                          HOME SHOPPING NETWORK, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        SILVER KING COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/X/  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          Common Stock, $.01 par value, of Home Shopping Network, Inc.; Class B Common Stock, $.01 par value, of Home Shopping Network, Inc.

       -------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          71,989,159 shares of common stock, par value $.01 per share, of Home Shopping Network, Inc. outstanding on October 1, 1996, 27,149,143 shares of Home Shopping Network, Inc. Common Stock issuable upon conversion of outstanding debentures and stock options and 20,000,000 shares of Class B common stock, par value $.01 per share, of Home Shopping Network, Inc. outstanding on October 1, 1996.

       -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          (i) $10.375 based on the average of the high and low sales prices of Home Shopping Network, Inc. Common Stock as reported on the New York Stock Exchange on October 7, 1996, and (ii) $207,500,000 in the aggregate based on the book value as of the most recent practicable date of the Home Shopping Network, Inc. Class B Stock.

       -------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

                                    $1,236,059,884

       -------------------------------------------------------------------------

     (5)  Total fee paid:

                                       $247,212

       -------------------------------------------------------------------------

/X/  Fee paid previously with preliminary materials.

/X/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

                                       $247,212

       -------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

                                     Schedule 14A

       -------------------------------------------------------------------------

     (3)  Filing Party:

                           Silver King Communications, Inc.

       -------------------------------------------------------------------------

     (4)  Date Filed:

                          March 1, 1996 and October 10, 1996

       -------------------------------------------------------------------------

                                                                PRELIMINARY COPY
                                                          FILED OCTOBER 10, 1996

                          PRELIMINARY PROXY MATERIALS

                        SILVER KING COMMUNICATIONS, INC.
                            12425 28TH STREET NORTH
                            ST. PETERSBURG, FL 33716
                              [            ], 1996

Dear Stockholder:

     An Annual Meeting of Stockholders of Silver King Communications, Inc. will
be held on [            ], [            ], 1996, at [     ] a.m., local time, at
[            ].

     At the Annual Meeting, you will be asked to consider and vote upon proposals relating to, among other things, Silver King's acquisition of Savoy Pictures Entertainment, Inc. ("Savoy") and Home Shopping Network, Inc. ("HSN"), all as described in detail in the Joint Proxy Statement/Prospectus that accompanies this letter.

     The Savoy transaction will be accomplished by a merger in which a subsidiary of Silver King will merge with Savoy, Savoy will be the surviving corporation and each outstanding share of Savoy common stock will be converted into the right to receive 0.14 of a share of Silver King common stock.

     The HSN transaction will be accomplished by a merger involving three principal steps. First, immediately prior to the merger, Liberty HSN, Inc. ("Liberty HSN") will exchange all of its shares of HSN common stock and approximately 4% of its shares of HSN Class B common stock for an equal number of shares of, respectively, common stock and Class B common stock of a currently wholly-owned subsidiary of Silver King ("House"), and such shares of HSN stock received by House will be cancelled in the merger. Second, in the merger, (i) House will merge with and into HSN; (ii) HSN will be the surviving corporation;
(iii) each outstanding share of HSN common stock (other than shares held by House or HSN) will be converted into the right to receive 0.45 of a share of Silver King common stock; (iv) each outstanding share of HSN Class B common stock (other than shares held by House or HSN) will be converted into the right to receive 0.54 of a share of Silver King Class B common stock, a portion of which (up to 2,644,299 shares (subject to adjustment)) will not be issued at the time of the merger but will instead be represented by Silver King's contractual obligation to issue such shares to Liberty HSN upon the occurrence of certain events (the "Contingent Rights"); and (v) each outstanding share of House common stock and House Class B common stock will be converted into one share, respectively, of common stock and Class B common stock of HSN, as the surviving corporation in the merger. Upon consummation of these transactions, Silver King will own at least 80.1% of the voting power and equity of the surviving corporation and Liberty HSN will own not more than 19.9% of the voting power and equity of the surviving corporation. Third, after the HSN merger, at such time or from time to time as Liberty HSN or its permitted transferee may be allowed under applicable regulations to hold additional shares of Silver King stock, Liberty HSN or its permitted transferee will exchange its stock of the surviving corporation for additional Silver King stock at the same exchange ratios of 0.45 of a share of Silver King Common Stock for each share of the surviving corporation's common stock owned by Liberty HSN or its permitted transferee and
0.54 of a share of Silver King Class B common stock for each share of the surviving corporation's Class B common stock owned by Liberty HSN or its permitted transferee, whereupon HSN would become a wholly-owned subsidiary of Silver King. Liberty HSN, however, is obligated to effect such exchange only after all shares of Silver King Class B common stock have been issued under the Contingent Rights, subject to certain exceptions.

     Although consummation of the Savoy merger is a condition to the obligation of Silver King, HSN and Liberty HSN to consummate the HSN merger, the two transactions are generally independent of each other and Silver King stockholders are being asked to consider separately matters related to each transaction.

     In connection with the Savoy merger and the HSN merger, at the Annual Meeting you will also be asked to consider proposals providing for certain amendments to Silver King's Amended and Restated Certificate of Incorporation to
(i) increase the authorized shares of Silver King common stock from 30,000,000 shares to 150,000,000 shares, the authorized shares of Silver King Class B common stock from 2,415,945 shares to 30,000,000 shares and the authorized shares of Silver King preferred stock from 50,000 shares to 15,000,000 shares,
(ii) upon consummation of the HSN merger, change the corporate name of Silver King to "HSN, Inc." and (iii) eliminate the provisions in Silver King's Amended and Restated Certificate of Incorporation that provide for the vote as separate classes of the holders of each of the Silver King common stock and the Silver King Class B common stock in certain specified circumstances at any time when there are at least 2,280,000 shares of Silver King Class B common stock outstanding. Consummation of the HSN merger requires the adoption of the first of these amendments to Silver King's Certificate of Incorporation. The shares of authorized but unissued Silver King capital stock will be available for general corporate purposes, including possible future acquisitions.

     For the reasons described in the accompanying Joint Proxy Statement/ Prospectus, the rules of the National Association of Securities Dealers, Inc. require that the issuance of Silver King common stock and Silver King Class B common stock in each of the Savoy merger and the HSN merger be approved by the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting, voting together as a single class. Consummation of the transactions summarized above is also subject, in each case, to regulatory and other conditions, including the receipt of all required stockholder approvals.

     In addition to the foregoing matters, at the Annual Meeting, you will also be asked to consider and vote upon proposals to (i) adopt the 1995 Stock Incentive Plan for officers and employees of Silver King; (ii) adopt the Directors Stock Option Plan for the non-employee directors of Silver King; (iii) elect six directors to hold office for a one-year term; and (iv) ratify the appointment of Ernst & Young LLP as Silver King's independent auditors.

     Silver King's Board of Directors has received the opinions of CS First Boston Corporation, Silver King's financial advisor, that, as of the date of each of the Savoy Merger Agreement and the HSN Merger Agreement, the consideration to be paid by Silver King, respectively, pursuant to the Savoy Merger Agreement and the HSN Merger Agreement is fair from a financial point of view to Silver King. A copy of each of First Boston's opinions is included as Appendix C (regarding the Savoy merger) and Appendix D (regarding the HSN merger) to the enclosed Joint Proxy Statement/Prospectus.

     Your Board of Directors has carefully considered the terms and conditions of the proposed Savoy merger, the HSN merger and related transactions, the amendments to the Silver King Certificate of Incorporation, the 1995 Stock Incentive Plan, the Directors Stock Option Plan and the related proposals to be considered by the Silver King stockholders at the Annual Meeting, and has determined that such transactions and proposals are in the best interests of Silver King and its stockholders. Your Board has also considered the other proposals to be considered by stockholders at the Annual Meeting, including election of directors described in the enclosed Joint Proxy Statement/ Prospectus, and recommends approval of such proposals. ACCORDINGLY, THE BOARD RECOMMENDS THAT THE STOCKHOLDERS OF SILVER KING APPROVE EACH PROPOSAL BEING SUBMITTED TO YOU FOR APPROVAL.

     Pursuant to agreements entered into with respect to each of the Savoy Merger Agreement and the HSN Merger Agreement, certain entities which own or control the voting of 7% of the outstanding Silver King common stock and 83% of the outstanding Silver King Class B common stock (which shares collectively represent 66% of the outstanding voting power of Silver King voting stock) as of the record date for the Annual Meeting have agreed to vote their shares of Silver King stock, or cause such shares to be voted, in favor of certain proposals being submitted to Silver King stockholders in connection with these transactions.

     In the material accompanying this letter, you will find a Notice of Annual Meeting of Stockholders, a Joint Proxy Statement/Prospectus relating to the actions to be taken by Silver King stockholders at the Annual Meeting (as well as the actions to be taken by the Savoy and HSN stockholders at their respective special meetings) and a proxy. The Joint Proxy Statement/Prospectus more fully describes the proposed transactions and the other matters to be considered at the Annual Meeting and includes information about each of Silver King, Savoy and HSN.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting, please complete, sign, date and return your proxy card in the enclosed envelope. If you attend the Annual Meeting, you may vote in person if you wish, even though you have previously returned your proxy card. It is important that your shares be represented and voted at the Annual Meeting.

                                          Sincerely,

                                          Barry Diller
                                          Chairman of the Board and
                                          Chief Executive Officer

                                                                PRELIMINARY COPY
                                                          FILED OCTOBER 10, 1996

                          PRELIMINARY PROXY MATERIALS

                        SILVER KING COMMUNICATIONS, INC.
                            12425 28TH STREET NORTH
                            ST. PETERSBURG, FL 33716

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON [               ], 1996

TO THE STOCKHOLDERS OF SILVER KING COMMUNICATIONS, INC.:

     The Annual Meeting of Stockholders of Silver King Communications, Inc., a
Delaware corporation ("Silver King"), will be held on [               ], 1996,
at [      ] a.m., local time, at [                    ] (the "Annual Meeting"),
for the following purposes:

          A. To consider and vote upon certain matters, in connection with (i) the Amended Agreement and Plan of Merger, originally dated as of November 27, 1995 and amended on March 22, 1996 and August 13, 1996 (the "Savoy Merger Agreement"), by and among Silver King, Thames Acquisition Corp., an indirect wholly-owned subsidiary of Silver King ("Thames"), and Savoy Pictures Entertainment, Inc. ("Savoy"), pursuant to which Thames will be merged with and into Savoy (the "Savoy Merger") and Savoy will become an indirect wholly-owned subsidiary of Silver King, and (ii) the Agreement and Plan of Exchange and Merger, dated as of August 25, 1996 (the "HSN Merger Agreement"), by and among Silver King and House Acquisition Corp., a newly-formed subsidiary of Silver King ("House"), Home Shopping Network, Inc. ("HSN") and Liberty HSN, Inc. ("Liberty HSN"), pursuant to which House will be merged with and into HSN and HSN will become initially an 80.1%-owned subsidiary of Silver King and 19.9%-owned by Liberty HSN (the "HSN Merger"). Pursuant to the Savoy Merger, each outstanding share of Savoy common stock, $.01 par value per share ("Savoy Common Stock") (other than treasury shares and shares owned by Silver King or its wholly-owned subsidiaries), will be converted into the right to receive 0.14 of a share of Silver King common stock, par value $.01 per share ("Silver King Common Stock"), and each outstanding option or warrant to purchase Savoy Common Stock will be assumed by Silver King and converted into, respectively, an option or warrant to acquire that number of shares of Silver King Common Stock as the holder would have been entitled to receive had such holder exercised such option or warrant in full immediately prior to the effective time of the Savoy Merger, and each outstanding debenture convertible into Savoy Common Stock will become convertible into the kind and amount of Silver King Common Stock that such owner would have been entitled to receive had such debenture been converted into Savoy Common Stock immediately prior to the effective time of the Savoy Merger.

          Pursuant to the HSN Merger Agreement, (i) immediately prior to the merger, Liberty HSN will exchange all of its shares (subject to certain adjustments) of HSN common stock (17,566,702 shares), par value $.01 per share ("HSN Common Stock"), and 739,141 of its shares (subject to certain adjustments) of HSN Class B common stock, par value $.01 per share ("HSN Class B Common Stock"), for an equal number of shares, respectively, of House common stock, par value $.00001 per share, and House Class B common stock, par value $.00001 per share (the "Pre-HSN Merger Exchange"); (ii) in the HSN Merger, (w) each outstanding share of HSN Common Stock (except for treasury shares and shares held by House pursuant to the Pre-HSN Merger Exchange, which will be cancelled), will be converted into the right to receive 0.45 of a share of Silver King Common Stock; (x) each outstanding share of HSN Class B Common Stock (except for shares held by House pursuant to the Pre-HSN Merger Exchange, which will be cancelled), will be converted into the right to receive 0.54 of a share of Silver King Class B common stock, par value $.01 per share ("Silver King Class B

     Common Stock"), a portion of which (up to 2,644,299 shares (subject to adjustment)) will not be issued at the time of the HSN Merger but will instead be represented by Silver King's contractual obligation to issue such shares to Liberty HSN upon the occurrence of certain events (the "Contingent Rights"); (y) each outstanding option to acquire HSN Common Stock will be assumed by Silver King and converted into an option to receive that number of shares of Silver King Common Stock as the holder would have been entitled to receive had such holder exercised such option immediately prior to the effective time of the HSN Merger, and each outstanding debenture convertible into HSN Common Stock will become convertible into the kind and amount of Silver King Common Stock that the owner thereof would have been entitled to receive had such debenture been converted into HSN Common Stock immediately prior to the effective time of the HSN Merger; and (z) each outstanding share of House common stock and House Class B common stock will be converted into one share, respectively, of common stock and Class B common stock of HSN, as the surviving corporation in the HSN Merger (the "HSN Surviving Corporation Common Stock" and the "HSN Surviving Corporation Class B Common Stock," respectively). Upon consummation of the HSN Merger, Silver King will own at least 80.1% of the voting power and equity of the surviving corporation and Liberty HSN will own not more than 19.9% of the voting power and equity of the surviving corporation. After the HSN Merger, at such time or from time to time as Liberty HSN or its permitted transferee may be allowed under applicable regulations to hold additional shares of Silver King stock, Liberty HSN or its permitted transferee will exchange its HSN Surviving Corporation Common Stock for shares of Silver King Common Stock at an exchange ratio of 0.45 per share and its HSN Surviving Corporation Class B Common Stock for shares of Silver King Class B Common Stock at an exchange ratio of 0.54 per share (the "Exchange"). Liberty HSN, however, is obligated to effect such Exchange only after all shares of Silver King Class B Common Stock have been issued under the Contingent Rights, subject to certain exceptions. Upon completion of the Exchange, HSN will be a wholly-owned subsidiary of Silver King.

          In connection with the Savoy Merger and the HSN Merger, Silver King stockholders will be asked at the Annual Meeting:

             1. To consider and vote upon a proposal to issue shares of Silver King Common Stock in the Savoy Merger (the "Savoy Merger NASD Proposal").

             2. To consider and vote upon a proposal to issue shares of Silver King Common Stock and Silver King Class B Common Stock in the HSN Merger (including pursuant to the Contingent Rights and the Exchange) (the "HSN Merger NASD Proposal").

             3. To consider and vote upon a proposal to amend Article IV of the Amended and Restated Certificate of Incorporation of Silver King to increase the authorized shares of Silver King Common Stock from 30,000,000 shares to 150,000,000 shares and increase the authorized shares of Silver King Class B Common Stock from 2,415,945 shares to 30,000,000 shares and increase the authorized shares of Silver King preferred stock, par value $.01 per share ("Silver King Preferred Stock"), from 50,000 shares to 15,000,000 shares (the "Authorized Capital Stock Amendment Proposal"). Consummation of the HSN Merger (including the issuance of the Contingent Rights Shares and the consummation of the Exchange) requires an increase in the number of authorized shares of Silver King Common Stock and Silver King Class B Common Stock.

             4. To consider and vote upon a proposal to amend Article I of the Amended and Restated Certificate of Incorporation of Silver King to change the corporate name of Silver King to "HSN, Inc." in the event that the HSN Merger is consummated (the "Name Change Proposal").

             5. To consider and vote upon a proposal to amend Article IV of the Amended and Restated Certificate of Incorporation of Silver King to eliminate the separate class vote of the holders of the Silver King Common Stock and the Silver King Class B Common Stock in certain specified circumstances at any time that there are at least 2,280,000 shares of Silver King Class B Common Stock outstanding (the "Class Vote Amendment Proposal").

          B. In connection with the Annual Meeting, Silver King stockholders will also be asked:

             1. To consider and vote upon the election of six members of the Silver King Board of Directors, each to hold office for a one-year term ending on the date of the next succeeding annual meeting of stockholders and until such director's respective successor shall have been duly elected and qualified.

             2. To consider and vote upon the adoption of Silver King's 1995 Stock Incentive Plan for Silver King's officers and certain key employees and consultants (the "1995 Stock Incentive Plan Proposal").

             3. To consider and vote upon the adoption of Silver King's Directors Stock Option Plan for the non-employee directors of Silver King (the "Directors Stock Option Plan Proposal").

             4. To ratify the appointment of Ernst & Young LLP as the firm of independent auditors to audit the consolidated financial statements of Silver King and its subsidiaries for the year ended December 31, 1996 (the "Ratification of Auditors Proposal").

          C. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Joint Proxy Statement/Prospectus accompanying this Notice.

     The stockholders of Silver King are not entitled to appraisal rights in connection with either the Savoy Merger or the HSN Merger because Silver King is not a constituent corporation in either merger. The list of Silver King stockholders will be available to any Silver King stockholder for examination at the principal executive offices of Silver King during regular business hours at least ten days prior to the Annual Meeting.

     Only stockholders of record of Silver King Common Stock or Silver King
Class B Common Stock at the close of business on [               ], 1996 are
entitled to notice of, and will be entitled to vote at, the Annual Meeting or any adjournment or postponement thereof. Approval of (i) each of the Savoy Merger NASD Proposal, the HSN Merger NASD Proposal, the 1995 Stock Incentive Plan Proposal, the Directors Stock Option Plan Proposal and the Ratification of Auditors Proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of Silver King Common Stock and Silver King Class B Common Stock, present in person or represented by proxy at the Annual Meeting, entitled to vote and voting thereon, voting together as single class; and (ii) each of the Authorized Capital Stock Amendment Proposal, the Name Change Proposal and the Class Vote Amendment Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Silver King Common Stock and the separate affirmative vote of the holders of a majority of the outstanding shares of Silver King Class B Common Stock. In addition, nominees for directors who receive a majority of all votes cast will be elected (with the holders of Silver King Common Stock and Silver King Class B Common Stock voting together as a single class to elect four directors and the holders of Silver King Common Stock voting separately as a class to elect two directors).

                                          BY ORDER OF THE BOARD OF
                                            DIRECTORS

                                          Michael Drayer
                                          Executive Vice President,
                                          General Counsel and
                                          Corporate Secretary

St. Petersburg, Florida
[               ], 1996

     TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. YOUR PROXY CAN BE WITHDRAWN BY YOU AT ANY TIME BEFORE IT IS VOTED.

                                                                PRELIMINARY COPY
                                                          FILED OCTOBER 10, 1996

                          PRELIMINARY PROXY MATERIALS

                       SAVOY PICTURES ENTERTAINMENT, INC.
                              152 WEST 57TH STREET
                               NEW YORK, NY 10019

Dear Stockholder:

     A Special Meeting of Stockholders of Savoy Pictures Entertainment, Inc., a
Delaware corporation ("Savoy"), will be held on [          ], [  ], 1996, at
[      ] a.m., local time, at [                    ] (the "Special Meeting").

     At the Special Meeting, you will be asked to consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of November 27, 1995 (the "November Savoy Merger Agreement"), as amended by the amendment, dated March 22, 1996 (the "Extension Letter"), and the amendment, dated August 13, 1996 (the "Merger Agreement Amendment" and together with the November Savoy Merger Agreement and the Extension Letter, the "Savoy Merger Agreement"), by and among Silver King Communications, Inc., a Delaware corporation ("Silver King"), Thames Acquisition Corp., an indirect wholly-owned subsidiary of Silver King ("Thames"), and Savoy, and the merger of Thames with and into Savoy (the "Savoy Merger"). As a result of the Savoy Merger, Savoy will become an indirect wholly-owned subsidiary of Silver King, each outstanding share of Savoy common stock, $.01 par value per share ("Savoy Common Stock") (other than treasury shares and shares owned by Silver King and its wholly-owned subsidiaries), will be converted into the right to receive 0.14 of a share of Silver King common stock, $.01 par value per share ("Silver King Common Stock"), and each outstanding option or warrant to acquire Savoy Common Stock will be assumed by Silver King and converted into an option or warrant to acquire that number of shares of Silver King Common Stock as the holder would have been entitled to receive had such holder exercised such option or warrant immediately prior to the effective time of the Savoy Merger, and each outstanding debenture convertible into Savoy Common Stock will become convertible into the kind and amount of Silver King Common Stock that the owner thereof would have been entitled to receive had such debenture been converted into Savoy Common Stock immediately prior to the effective time of the Savoy Merger. If the requisite approvals of the stockholders of Savoy and Silver King are received, the Savoy Merger is expected to be consummated as soon as possible, but in any case within three business days, following satisfaction or waiver of all of the other closing conditions. Savoy and Silver King received the required approval by the Federal Communications Commission of the Savoy Merger on August 16, 1996, which became final on September 25, 1996. If the Savoy Merger is completed, Savoy stockholders would no longer hold any interest in Savoy, other than through their interest in shares of Silver King Common Stock.

     Savoy's Board of Directors has received an opinion of Gleacher NatWest Inc. that, as of the date of the Merger Agreement Amendment, the Savoy Merger is fair, from a financial point of view, to the Savoy stockholders. A copy of this opinion is included as Appendix E to the enclosed Joint Proxy
Statement/Prospectus.

     SAVOY'S BOARD OF DIRECTORS HAS CAREFULLY REVIEWED AND CONSIDERED THE TERMS OF THE SAVOY MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY AND HAS DETERMINED THAT THE SAVOY MERGER AGREEMENT IS FAIR TO, AND THAT THE SAVOY MERGER IS IN THE BEST INTERESTS OF, SAVOY AND ITS STOCKHOLDERS. THE BOARD, BY THE UNANIMOUS VOTE OF ALL DIRECTORS PRESENT, HAS APPROVED THE SAVOY MERGER AGREEMENT AND THE SAVOY MERGER AND RECOMMENDS THAT THE STOCKHOLDERS OF SAVOY APPROVE AND ADOPT THE SAVOY MERGER AGREEMENT AND THE SAVOY MERGER.

     Pursuant to agreements entered into simultaneously with the November Savoy Merger Agreement and confirmed at the time of execution of the Merger Agreement Amendment, holders of approximately 29% of the outstanding shares of Savoy Common Stock as of the record date for the Special Meeting have agreed to vote their shares of Savoy Common Stock in favor of the Savoy Merger Agreement and the Savoy Merger.

     In the material accompanying this letter, you will find a Notice of Special Meeting of Stockholders, a Joint Proxy Statement/Prospectus relating to the actions to be taken by Savoy stockholders at the Special Meeting (as well as the actions to be taken by the Silver King stockholders at their annual meeting and by stockholders of Home Shopping Network, Inc. ("HSN") at their special meeting) and a proxy. The Joint Proxy Statement/Prospectus more fully describes the proposed Savoy Merger and includes information about Savoy and Silver King, as well as information about HSN relating to a pending transaction by Silver King pursuant to which a subsidiary of Silver King would be merged with HSN (the "HSN Merger"). Consummation of the Savoy Merger is not dependent on consummation of the HSN Merger, and, although the consummation of the Savoy Merger is a condition to consummation of the HSN Merger, the HSN Merger is generally independent of the Savoy Merger. Accordingly, it is possible that only the Savoy Merger will be consummated or that both transactions will be consummated, but not at the same time.

     All stockholders are cordially invited to attend the Special Meeting in person. However, whether or not you plan to attend the Special Meeting, please complete, sign, date and return your proxy card in the enclosed envelope. If you attend the Special Meeting, you may vote in person if you wish, even though you have previously returned your proxy card. It is important that your shares be represented and voted at the Special Meeting.

                                          Sincerely,

                                          Victor A. Kaufman
                                          Chairman of the Board and
                                          Chief Executive Officer

                                                                PRELIMINARY COPY
                                                          FILED OCTOBER 10, 1996

                          PRELIMINARY PROXY MATERIALS

                       SAVOY PICTURES ENTERTAINMENT, INC.
                              152 WEST 57TH STREET
                               NEW YORK, NY 10019

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON [ ], 1996

TO THE STOCKHOLDERS OF SAVOY PICTURES ENTERTAINMENT, INC.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Savoy Pictures Entertainment, Inc., a Delaware corporation ("Savoy"), will be held on
[          ], [          ], 1996, at [          ] a.m., local time, at
[          ] (the "Special Meeting") for the following purposes:

          1. To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of November 27, 1995 (the "November Savoy Merger Agreement"), as amended by the amendment, dated March 22, 1996 (the "Extension Letter"), and the amendment, dated August 13, 1996 (the "Merger Agreement Amendment" and together with the November Savoy Merger Agreement and the Extension Letter, the "Savoy Merger Agreement"), entered into by and among Silver King Communications, Inc., a Delaware corporation ("Silver King"), Thames Acquisition Corp., an indirect wholly-owned subsidiary of Silver King ("Thames"), and Savoy, pursuant to which Thames will be merged with and into Savoy, with Savoy being the surviving corporation and becoming an indirect wholly-owned subsidiary of Silver King (the "Savoy Merger"). Pursuant to the Savoy Merger, each outstanding share of Savoy common stock, par value $.01 per share ("Savoy Common Stock") (other than treasury shares and shares owned by Silver King or its wholly-owned subsidiaries), will be converted into the right to receive
     0.14 of a share of Silver King common stock, par value $.01 per share ("Silver King Common Stock"), and each outstanding option or warrant to purchase Savoy Common Stock will be assumed by Silver King and converted into, respectively, an option or warrant to acquire that number of shares of Silver King Common Stock as the holder would have been entitled to receive had such holder exercised such option or warrant in full immediately prior to the effective time of the Savoy Merger, and each outstanding debenture convertible into Savoy Common Stock will become convertible into the kind and amount of Silver King Common Stock that the owner thereof would have been entitled to receive had such debenture been converted into Savoy Common Stock immediately prior to the effective time of the Savoy Merger.

          2. To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

     The Savoy Merger is more fully described in the Joint Proxy
Statement/Prospectus accompanying this Notice.

     Only stockholders of record of Savoy Common Stock at the close of business
on [          ], 1996 are entitled to notice of, and will be entitled to vote at, the Special Meeting or any adjournment or postponement thereof. Approval of the Savoy Merger Agreement and the Savoy Merger will require the affirmative vote of the holders of a majority of the outstanding shares of Savoy Common Stock voted in person or by proxy at the Special Meeting and entitled to vote thereon.

     Pursuant to Section 262(b)(1) of the General Corporation Law of the State of Delaware, Savoy stockholders are not entitled to appraisal rights in connection with the Savoy Merger because Savoy Common Stock is quoted on the Nasdaq National Market and such stockholders will receive as consideration in the

Savoy Merger only shares of Silver King Common Stock, which shares will be listed on the Nasdaq National Market upon the closing of the Savoy Merger, and cash in lieu of fractional shares. The list of Savoy stockholders will be available to any Savoy stockholder for examination at the principal executive offices of the Company during regular business hours at least ten days prior to the Special Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Howard K. Bass
                                          Senior Vice President and Chief
                                          Financial Officer

New York, New York
[          ], 1996

     TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON. YOUR PROXY CAN BE WITHDRAWN BY YOU AT ANY TIME BEFORE IT IS VOTED.

                                                                PRELIMINARY COPY
                                                          FILED OCTOBER 10, 1996

                          PRELIMINARY PROXY MATERIALS

                          HOME SHOPPING NETWORK, INC.
                            2501 118TH AVENUE NORTH
                            ST. PETERSBURG, FL 33716

Dear Stockholder:

     A Special Meeting of Stockholders of Home Shopping Network, Inc., a
Delaware corporation ("HSN"), will be held on [          ], [          ], 1996,
at [          ] a.m., local time, at [          ] (the "Special Meeting").

     At the Special Meeting, you will be asked to consider and vote upon a proposal to approve the Agreement and Plan of Exchange and Merger, dated as of August 25, 1996 (the "HSN Merger Agreement"), by and among Silver King Communications, Inc., a Delaware corporation ("Silver King"), House Acquisition Corp., a newly-formed, wholly-owned subsidiary of Silver King ("House"), Liberty HSN, Inc., a Colorado corporation ("Liberty HSN"), and HSN, and the merger of House with and into HSN (the "HSN Merger"), with HSN being the surviving corporation.

     Pursuant to the HSN Merger Agreement, (i) immediately prior to the HSN Merger, Liberty HSN will exchange all of its shares of HSN common stock and approximately 4% of its shares of HSN Class B common stock for an equal number of shares of, respectively, House common stock and House Class B common stock, and such shares of HSN stock received by House will be cancelled in the HSN Merger; (ii) in the HSN Merger, (w) each outstanding share of HSN common stock (other than treasury shares and shares held by House will be converted into the right to receive 0.45 of a share of Silver King common stock; (x) each outstanding share of HSN Class B common stock (other than shares held by House) will be converted into the right to receive 0.54 of a share of Silver King Class B common stock, a portion of which (up to 2,644,299 shares (subject to adjustment)) will not be issued at the time of the HSN Merger but will instead be represented by Silver King's contractual obligation to issue to Liberty HSN such shares upon the occurrence of certain events (the "Contingent Rights"); (y) each outstanding option to acquire or conversion right to receive HSN common stock will be converted into an option to acquire or conversion right to receive that number of shares of Silver King common stock as the holder would have been entitled to receive had such holder exercised such option or conversion right immediately prior to the effective time of the HSN Merger; and (z) each outstanding share of House common stock and House Class B common stock will be converted into one share, respectively, of common stock and Class B common stock of HSN, as the surviving corporation. Upon consummation of the HSN Merger, Silver King will own at least 80.1% of the voting power and equity of the surviving corporation and Liberty HSN will own not more than 19.9% of the surviving corporation. After the HSN Merger, at such time or from time to time as Liberty HSN or its permitted transferee may be allowed under applicable regulations to hold additional shares of Silver King stock, Liberty HSN or its permitted transferee will exchange its stock of the surviving corporation for additional Silver King stock at the same exchange ratios of 0.45 of a share of Silver King Common Stock for each share of the surviving corporation's common stock owned by Liberty HSN or its permitted transferee and 0.54 of a share of Silver King Class B common stock for each share of the surviving corporation's Class B common stock owned by Liberty HSN or its permitted transferee, whereupon HSN would become a wholly-owned subsidiary of Silver King. Liberty HSN, however, is obligated to effect such exchange only after all shares of Silver King Class B common stock have been issued under the Contingent Rights, subject to certain exceptions.

     If the requisite approvals of the stockholders of HSN and Silver King are received, the HSN Merger is expected to be consummated as soon as possible, but in any case within three business days following satisfaction or waiver of all of the other closing conditions, including any required approvals of the Federal

Communications Commission and the consummation of the Savoy Merger (as defined below). If the HSN Merger is completed, HSN stockholders, other than Liberty HSN and its affiliates, would no longer hold any interest in HSN following the HSN Merger, other than through their interest in shares of Silver King common stock.

     A SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS OF HSN CONSISTING OF TWO INDEPENDENT DIRECTORS WAS ESTABLISHED BY THE BOARD OF DIRECTORS TO CONSIDER, AMONG OTHER THINGS, THE FAIRNESS OF THE TERMS OF THE HSN MERGER AGREEMENT TO THE HOLDERS OF HSN COMMON STOCK (OTHER THAN LIBERTY HSN AND ITS AFFILIATES). THE SPECIAL COMMITTEE RETAINED WASSERSTEIN PERELLA & CO., INC. ("WASSERSTEIN PERELLA"), WHICH HAS DELIVERED A WRITTEN OPINION, DATED AUGUST 28, 1996, TO THE EFFECT THAT THE CONVERSION RATIO OF 0.45 OF A SHARE OF SILVER KING COMMON STOCK FOR EACH SHARE OF HSN COMMON STOCK TO BE RECEIVED BY THE HOLDERS OF HSN COMMON STOCK IN THE HSN MERGER IS FAIR, FROM A FINANCIAL POINT OF VIEW, TO SUCH HOLDERS (OTHER THAN LIBERTY HSN AND ITS AFFILIATES). A COPY OF WASSERSTEIN PERELLA'S OPINION IS SET FORTH AS APPENDIX F TO, AND A DESCRIPTION OF SUCH OPINION IS INCLUDED IN, THE ENCLOSED JOINT PROXY STATEMENT/PROSPECTUS. IN LIGHT OF, AMONG OTHER THINGS, WASSERSTEIN PERELLA'S OPINION AND THE DETERMINATION OF THE SPECIAL COMMITTEE THAT THE TERMS OF THE HSN MERGER AGREEMENT ARE FAIR TO THE HOLDERS OF HSN COMMON STOCK (OTHER THAN LIBERTY HSN AND ITS AFFILIATES), YOUR BOARD OF DIRECTORS, BY THE AFFIRMATIVE VOTE OF EACH OF THOSE DIRECTORS WHO ARE NOT ALSO AFFILIATED WITH LIBERTY HSN OR SILVER KING, HAS DETERMINED THAT THE TERMS OF THE HSN MERGER AGREEMENT ARE FAIR TO, AND IN THE BEST INTERESTS OF, THE HOLDERS OF HSN COMMON STOCK (OTHER THAN LIBERTY HSN AND ITS AFFILIATES) AND RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE AND ADOPT THE HSN MERGER AGREEMENT AND THE RELATED TRANSACTIONS.

     Pursuant to an agreement entered into simultaneously with the HSN Merger Agreement, holders of approximately 24% of the outstanding shares of HSN common stock and 100% of the HSN Class B common stock as of the record date for the Special Meeting have agreed to vote their shares of HSN common stock or HSN Class B common stock, or cause such shares to be voted, in favor of the HSN Merger Agreement. Pursuant to the HSN Merger Agreement, the HSN Merger must be approved by a majority of the shares of HSN common stock present and voting at the Special Meeting and not held by Liberty HSN or any of its affiliates. Such requirement is in addition to the required approval of a majority of the voting power of the outstanding shares of HSN Class B common stock and HSN common stock, voting as a single class, with each share of HSN Class B Common Stock entitled to ten votes and each share of HSN Common Stock entitled to one vote at the Special Meeting.

     In the material accompanying this letter, you will find a Notice of Special Meeting of Stockholders, a Joint Proxy Statement/Prospectus relating to the actions to be taken by HSN stockholders at the Special Meeting (as well as the actions to be taken by the Silver King stockholders at their annual meeting and by the stockholders of Savoy Pictures Entertainment, Inc. ("Savoy") at their special meeting) and a proxy. The Joint Proxy Statement/Prospectus more fully describes the proposed HSN Merger and includes information about HSN and Silver King, as well as information about Savoy relating to a pending transaction by Silver King pursuant to which a wholly-owned subsidiary of Silver King would merge with Savoy (the "Savoy Merger"). Consummation of the Savoy Merger is not dependent on consummation of the HSN Merger, and, although the consummation of the Savoy Merger is a condition to consummation of the HSN Merger, the HSN Merger is generally independent of the Savoy Merger. Accordingly, it is possible that only the Savoy Merger will be consummated or that the transactions will both be consummated, but not at the same time.

     All stockholders are cordially invited to attend the Special Meeting in person. However, whether or not you plan to attend the Special Meeting, please complete, sign, date and return your proxy card in the enclosed envelope. If you attend the Special Meeting, you may vote in person if you wish, even though you have previously returned your proxy card. It is important that your shares be represented and voted at the Special Meeting.

                                          Sincerely,

                                          Barry Diller
                                          Chairman of the Board

                                                                PRELIMINARY COPY
                                                          FILED OCTOBER 10, 1996

                          PRELIMINARY PROXY MATERIALS

                          HOME SHOPPING NETWORK, INC.
                            2501 118TH AVENUE NORTH
                            ST. PETERSBURG, FL 33716

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON [               ], 1996

TO THE STOCKHOLDERS OF HOME SHOPPING NETWORK, INC.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Home Shopping Network, Inc., a Delaware corporation ("HSN"), will be held on
[            ], [            ], 1996, at [       ] a.m., local time, at
[            ] (the "Special Meeting") for the following purposes:

          1. To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Exchange and Merger, dated as of August 25, 1996 (the "HSN Merger Agreement"), entered into by and among Silver King Communications, Inc., a Delaware corporation ("Silver King"), House Acquisition Corp., a newly-formed, wholly-owned subsidiary of Silver King ("House"), Liberty HSN, Inc., a Colorado corporation ("Liberty HSN"), and HSN, pursuant to which House will be merged with and into HSN (the "HSN Merger"), with HSN being the surviving corporation (the "HSN Surviving Corporation").

          Pursuant to the HSN Merger Agreement, (i) immediately prior to the merger, Liberty HSN will exchange all of its shares (subject to certain adjustments) of HSN common stock (17,566,702 shares), par value $.01 per share ("HSN Common Stock"), and 739,141 of its shares (subject to certain adjustments) of HSN Class B common stock, par value $.01 per share ("HSN Class B Common Stock"), for an equal number of shares, respectively, of House common stock, par value $.00001 per share, and House Class B common stock, par value $.00001 per share (the "Pre-HSN Merger Exchange"); (ii) in the HSN Merger, (w) each outstanding share of HSN Common Stock (except for treasury shares and shares held by House pursuant to the Pre-HSN Merger Exchange, which will be cancelled), will be converted into the right to receive 0.45 of a share of Silver King common stock, par value $.01 per share (Silver King Common Stock); (x) each outstanding share of HSN Class B Common Stock (except for shares held by House pursuant to the Pre-HSN Merger Exchange, which will be cancelled), will be converted into the right to receive 0.54 of a share of Silver King Class B common stock, par value $.01 per share ("Silver King Class B Common Stock"), a portion of which (up to 2,644,299 shares (subject to adjustment)) will not be issued at the time of the HSN Merger but will instead be represented by Silver King's contractual obligation to issue to Liberty HSN such shares upon the occurrence of certain events (the "Contingent Rights"); (y) each outstanding option to acquire HSN Common Stock will be assumed by Silver King and converted into an option to acquire that number of shares of Silver King Common Stock as the holder would have been entitled to receive had such holder exercised such option immediately prior to the effective time of the HSN Merger, and each outstanding debenture convertible into HSN Common Stock will become convertible into the kind and amount of Silver King Common Stock that the owner thereof would have been entitled to receive had such debenture been converted into HSN Common Stock immediately prior to the effective time of the HSN Merger; and (z) each outstanding share of House common stock and House Class B common stock will be converted into one share, respectively, of common stock and Class B common stock of the HSN Surviving Corporation (the "HSN Surviving Corporation Common Stock" and the "HSN Surviving Corporation Class B Common Stock," respectively). Upon consummation of the HSN Merger, Silver

     King will own at least 80.1% of the voting power and equity of the surviving corporation and Liberty HSN will own not more than 19.9% of the voting power and equity of the surviving corporation. After the HSN Merger, at such time or from time to time as Liberty HSN or its permitted transferee may be allowed under applicable regulations to hold additional shares of Silver King stock, Liberty HSN or its permitted transferee will exchange its HSN Surviving Corporation Common Stock for shares of Silver King Common Stock at an exchange ratio of 0.45 per share and its HSN Surviving Corporation Class B Common Stock for shares of Silver King Class B Common Stock at an exchange ratio of 0.54 per share (the "Exchange"). Upon completion of the Exchange, HSN will be a wholly-owned subsidiary of Silver King. Liberty HSN is obligated to effect such Exchange only after all shares of Silver King Class B Stock have been issued pursuant to the Contingent Rights, subject to certain exceptions.

          2. To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

     The HSN Merger is more fully described in the Joint Proxy
Statement/Prospectus accompanying this Notice.

     Only stockholders of record of HSN Common Stock or HSN Class B Common Stock
at the close of business on [            ], 1996 are entitled to notice of, and
will be entitled to vote at, the Special Meeting or any adjournment or postponement thereof. Under Delaware law and HSN's Certificate of Incorporation, approval of the HSN Merger Agreement will require the affirmative vote of the holders of a majority of the voting power of outstanding shares of HSN Common Stock and HSN Class B Common Stock voted in person or by proxy at the Special Meeting and entitled to vote thereon, voting together as a single class, with each share of HSN Class B Common Stock entitled to ten votes and each share of HSN Common Stock entitled to one vote. In addition, under the HSN Merger Agreement, consummation of the HSN Merger and related transactions is conditioned upon the affirmative vote of the holders of a majority of the outstanding shares of HSN Common Stock, other than Liberty HSN and its affiliates, voted in person or by proxy at the Special Meeting and entitled to vote thereon.

     Pursuant to Section 262(b)(1) of the General Corporation Law of the State of Delaware, holders of HSN Common Stock are not entitled to appraisal rights in connection with the HSN Merger and related transactions because HSN Common Stock is traded on the New York Stock Exchange, Inc. and such stockholders will receive as consideration in the HSN Merger only shares of Silver King Common Stock, which shares will be listed on the Nasdaq National Market upon the closing of the HSN Merger, and cash in lieu of fractional shares. The list of HSN stockholders will be available to any HSN stockholder for examination at the principal executive offices of the Company during regular business hours at least ten days prior to the Special Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Kevin J. McKeon
                                          Executive Vice President and
                                          Chief Financial Officer

St. Petersburg, Florida
[            ], 1996

     TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON. YOUR PROXY CAN BE WITHDRAWN BY YOU AT ANY TIME BEFORE IT IS VOTED.

                                                                PRELIMINARY COPY
                                                          FILED OCTOBER 10, 1996

                          PRELIMINARY PROXY MATERIALS

                       SILVER KING COMMUNICATIONS, INC.,

                       SAVOY PICTURES ENTERTAINMENT, INC.

                                      AND

                          HOME SHOPPING NETWORK, INC.

                             JOINT PROXY STATEMENT
                            ------------------------
                 PROSPECTUS OF SILVER KING COMMUNICATIONS, INC.

                       60,070,646 SHARES OF COMMON STOCK
                            ------------------------

                                  INTRODUCTION

     This Joint Proxy Statement/Prospectus is being furnished to the stockholders of Silver King Communications, Inc., a Delaware corporation ("Silver King"), in connection with the solicitation of proxies by the Silver King Board of Directors (sometimes, the "Silver King Board") for use at the Annual Meeting of Silver King stockholders (the "Silver King Meeting") to be
held at [     ] a.m., local time, on [          ] 1996, at [            ], and
at any adjournments or postponements of the Silver King Meeting.

     This Joint Proxy Statement/Prospectus is also being furnished to the stockholders of Savoy Pictures Entertainment, Inc., a Delaware corporation ("Savoy"), in connection with the solicitation of proxies by the Savoy Board of Directors (sometimes, the "Savoy Board") for use at the Special Meeting of Savoy
stockholders (the "Savoy Meeting") to be held at [     ] a.m., local time, on
[          ], 1996, at [            ], and at any adjournments or postponements
of the Savoy Meeting.

     This Joint Proxy Statement/Prospectus is also being furnished to the stockholders of Home Shopping Network, Inc., a Delaware corporation ("HSN"), in connection with the solicitation of proxies by the HSN Board of Directors (sometimes, the "HSN Board") for use at the Special Meeting of HSN stockholders
(the "HSN Meeting") to be held at [     ] a.m., local time, on [          ],
1996, at [            ], and at any adjournments or postponements of the HSN
Meeting.

     At the Silver King Meeting, Silver King stockholders will be asked to consider and vote upon proposals relating to, among other things, Silver King's acquisition of Savoy and HSN and certain amendments to Silver King's Amended and Restated Certificate of Incorporation (the "Silver King Certificate"); at the Savoy Meeting, Savoy stockholders will be asked to consider and vote upon proposals relating to the acquisition of Savoy by Silver King; and at the HSN Meeting, HSN stockholders will be asked to consider and vote upon proposals relating to the acquisition of HSN by Silver King, all as described in this Joint Proxy Statement/Prospectus.

     This Joint Proxy Statement/Prospectus also constitutes the Prospectus of Silver King for use in connection with the offer and issuance of 4,658,411 shares of common stock of Silver King, $.01 par value per share ("Silver King Common Stock"), pursuant to the merger of a newly-formed, indirect wholly-owned subsidiary of Silver King ("Thames") with and into Savoy (the "Savoy Merger"), and 55,412,235 shares of Silver King Common Stock pursuant to the merger of a newly-formed subsidiary of Silver King ("House") with and into HSN (the "HSN Merger").

     As a result of the Savoy Merger, Savoy will become an indirect wholly-owned subsidiary of Silver King. Upon the effectiveness of the Savoy Merger, each outstanding share of Savoy common stock, par value $.01 per share ("Savoy Common Stock") (other than treasury shares and shares owned by Silver King or its wholly-owned subsidiaries, which will be cancelled), will automatically be converted into the right to receive 0.14 of a share of Silver King Common Stock (the "Savoy Conversion Ratio"), and each outstanding option or warrant to acquire or conversion right to receive Savoy Common Stock will be assumed by Silver King and converted into, respectively, an option or warrant to acquire or conversion right to receive that number of shares of Silver King Common Stock as the holder would have been entitled to receive had such holder exercised such option or warrant or conversion right in full immediately prior to the effective time of the Savoy Merger.

     Pursuant to the HSN Merger Agreement (as defined herein), (i) immediately prior to the effective time of the HSN Merger, all shares (subject to adjustment in certain circumstances) of HSN common stock, par value $.01 per share ("HSN Common Stock"), held by Liberty HSN, Inc. (17,566,702 shares), a Colorado corporation ("Liberty HSN"), will be exchanged for an equal number of shares of House common stock, par value $.00001 per share ("House Common Stock"), and 739,141 shares (subject to adjustment in certain circumstances) of the 20,000,000 shares of HSN Class B common stock, par value $.01 per share ("HSN Class B Common Stock"), held by Liberty HSN will be exchanged for an equal number of shares of House Class B common stock, par value $.00001 per share ("House Class B Common Stock") (the "Pre-HSN Merger Exchange"); (ii) in the HSN Merger, (w) each outstanding share of HSN Common Stock (except for treasury shares and shares held by House pursuant to the Pre-HSN Merger Exchange, which will be cancelled) will be converted into the right to receive 0.45 of a share (the "HSN Common Conversion Ratio") of Silver King Common Stock; (x) each outstanding share of HSN Class B Common Stock (except for shares held by House pursuant to the Pre-HSN Merger Exchange, which will be cancelled) will be converted into the right to receive 0.54 of a share (the "HSN Class B Conversion Ratio") of Silver King Class B common stock, par value $.01 per share ("Silver King Class B Common Stock" and, together with the Silver King Common Stock, the "Silver King Securities"), a portion of which (the "Contingent Rights") (up to 2,644,299 shares (subject to adjustment)) will not be issued at the time of the HSN Merger but will instead be represented by Silver King's contractual obligation to issue such shares to Liberty HSN upon the occurrence of certain events (the "Contingent Rights Shares"); (y) each outstanding option to acquire HSN Common Stock will be assumed by Silver King and converted into an option to acquire that number of shares of Silver King Common Stock as the holder would have been entitled to receive had such holder exercised such option immediately prior to the effective time of the HSN Merger, and each outstanding debenture convertible into HSN Common Stock will become convertable into the kind and amount of Silver King Common Stock that the owner thereof would have been entitled to receive had such debenture been converted into HSN Common Stock immediately prior to the effective time of the HSN Merger; and (z) each outstanding share of House Common Stock and House Class B Common Stock will be converted into, respectively, one share of common stock, par value $.01 per share, of the surviving corporation (such corporation, the "HSN Surviving Corporation," and such common stock, the "HSN Surviving Corporation Common Stock") or one share of HSN Surviving Corporation Class B common stock, par value $.01 per share ("HSN Surviving Corporation Class B Common Stock"). Upon consummation of the HSN Merger, Silver King will own at least 80.1% of the voting power and equity of the HSN Surviving Corporation and Liberty HSN will own not more than 19.9% of the voting power and equity of the HSN Surviving Corporation. After the HSN Merger, at such time or from time to time as Liberty HSN or its permitted transferee may be allowed under applicable regulations to hold additional shares of Silver King stock, Liberty HSN or its permitted transferee will exchange its HSN Surviving Corporation Common Stock for shares of Silver King Common Stock at the HSN Common Conversion Ratio and its HSN Surviving Corporation Class B Common Stock for shares of Silver King Class B Common Stock at the HSN Class B Conversion Ratio (such exchange and such Silver King Securities issued pursuant thereto are referred to herein as the "Exchange" and the "Exchange Shares," respectively). Liberty HSN, however, is obligated to effect an Exchange only after all of the Contingent Rights Shares have been issued, subject to certain exceptions. Upon completion of the Exchange, HSN would become a wholly-owned subsidiary of Silver King.

     Based upon the number of shares of Savoy Common Stock, Silver King Securities, HSN Common Stock and HSN Class B Common Stock, in each case,
outstanding as of [          ], 1996, there will be an aggregate of (i)
approximately 4,205,870 shares of Silver King Common Stock issued in connection with the Savoy Merger, representing approximately 31% of the total number of Silver King Securities to be outstanding immediately after consummation of the Savoy Merger and the issuance of such shares (but without giving effect to the HSN Merger), and, based upon the number of options, warrants, conversion rights and Savoy convertible debentures
outstanding as of [          ], 1996, an additional 664,156 shares of Silver
King Common Stock would be reserved for issuance to the respective holders of such options, warrants, conversion rights or convertible debentures (of which 211,615 shares are not being registered hereunder), and (ii) assuming the contingencies to the issuance of the Contingent Rights Shares and the Exchange Shares are satisfied, approximately 32,395,122 shares of Silver King Common Stock and 10,800,000 shares of Silver King Class B Common Stock issued in connection with the HSN Merger, collectively representing approximately 76% of the Silver King Securities to be outstanding after consummation of such transactions (after giving effect to the Savoy Merger but without giving effect to the issuance of certain additional Silver King Securities that may be issued under certain circumstances pursuant to the Contingent Rights), and, based upon the number of options and convertible debentures of HSN outstanding as of
[          ], 1996, an additional 12,217,114 shares of Silver King Common Stock would be reserved for issuance to the respective holders of such options or convertible debentures upon the exercise or conversion thereof, subject to possible adjustment in accordance with the terms thereof. In the event that both transactions (including issuance of the Contingent Rights Shares and the Exchange Shares) are consummated, immediately thereafter, an aggregate of 36,600,992 shares of Silver King Common Stock (approximately 84% of the shares of such stock to be outstanding immediately after such transactions) and 10,800,000 shares of Silver King Class B Common Stock (approximately 82% of the shares of such stock to be outstanding immediately after such transactions) will be issued in such transactions, which shares collectively represent approximately 83% of the Silver King equity and approximately 82% of the total voting power of Silver King capital stock to be outstanding thereafter. For a description of the equity and voting interest in Silver King held by Barry Diller, Liberty HSN and certain of their respective affiliates, and the stockholders agreement relating thereto, see "Savoy Merger and Related Transactions -- Interests of Certain Persons in the Savoy Merger," and "Special Factors Relating to the HSN Transactions -- Background -- Relationship between Liberty and Mr. Diller -- The Diller-Liberty Stockholders Agreement" and
" -- Interests of Certain Persons in the HSN Transactions; Conflicts of Interests -- Interests of Certain Persons in Silver King."

     In addition, at the effective time of the Savoy Merger, Savoy and Silver King will enter into a supplemental indenture with the trustee under the indenture governing Savoy's outstanding 7% Convertible Subordinated Debentures, due July 1, 2003 (the "Savoy Debentures"), providing that each holder of a Savoy Debenture shall be entitled to convert such Savoy Debenture into the kind and amount of Silver King Common Stock that such holder would have been entitled to receive had such Savoy Debenture been converted into Savoy Common Stock immediately prior to consummation of the Savoy Merger. The Savoy Debentures are registered under the Securities Act of 1933, as amended (the "Securities Act"), and were issued pursuant to an indenture which provides for the foregoing adjustment upon consummation of a merger such as the Savoy Merger. This Joint Proxy Statement/Prospectus also constitutes the Prospectus of Silver King with respect to the offer and issuance of the shares of Silver King Common Stock to be issued upon the conversion of the Savoy Debentures.

     As of the HSN Record Date (as defined herein), debentures convertible into 8,333,333 shares of HSN Common Stock were outstanding (the "HSN Debentures"). The HSN Debentures were issued in a private offering which was not registered under the Securities Act. [The resale of such HSN Debentures by the beneficial owners thereof and the underlying shares of HSN Common Stock have been registered under the Securities Act.] The HSN Debentures were issued pursuant to an indenture by and between HSN and United States Trust Company of New York, as trustee, dated as of March 1, 1996 (as amended or supplemented, the "HSN Indenture"). Pursuant to the HSN Merger Agreement and the HSN Indenture, each holder of an HSN Debenture will be entitled to convert such HSN Debenture into the kind and amount of Silver King Common Stock that such holder would have been entitled to receive had such HSN Debenture been converted into HSN Common Stock immediately prior to consummation of the HSN Merger. Pursuant to the HSN Merger Agreement, Silver King expects that it will become jointly liable with respect to the obligations of HSN under the HSN Debentures and the HSN Indenture pursuant to a supplemental indenture to the HSN Indenture as of the effective time of the HSN Merger and will take appropriate actions to provide that the resale of the HSN Debentures will be registered under the Securities Act. This Joint Proxy Statement/

Prospectus also constitutes the Prospectus of Silver King with respect to the offer and issuance by Silver King of the Silver King Common Stock to be issued upon conversion of the HSN Debentures.

     The outstanding shares of Silver King Common Stock have been qualified for trading on the National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market, and it is a condition to the consummation of the Savoy Merger and to the consummation of the HSN Merger that the shares of Silver King Common Stock to be issued in the Savoy Merger or the HSN Merger, as the case may be, be authorized for quotation on the Nasdaq National Market upon official notice of issuance. On August 12, 1996, the last full trading day prior to execution of the definitive amendments relating to the Savoy Merger, the closing sales prices per share on the Nasdaq National Market of Silver King Common Stock and Savoy Common Stock were $25.9375 and $4.625, respectively. On August 23, 1996, the last full trading day prior to execution of the definitive agreements relating to the HSN Merger, the closing sales price per share on the Nasdaq National Market of Silver King Common Stock was $29.50 and the closing sales price per share on the New York Stock Exchange, Inc. ("NYSE") of HSN
Common Stock was $11.25; on [          ], 1996, the closing sales prices per
share on the Nasdaq National Market of Silver King Common Stock and Savoy Common
Stock were $[          ] and $[          ], respectively, and the closing sales
price per share on the NYSE of HSN Common Stock was $[          ]. Because the
Savoy Conversion Ratio, the HSN Common Conversion Ratio and the HSN Class B Conversion Ratio are fixed, a change in the market price of Silver King Common Stock before the Savoy Merger or the HSN Merger, as the case may be, will affect the dollar market value (but not the number of shares) of the Silver King Common Stock to be received by Savoy stockholders in the Savoy Merger and HSN stockholders in the HSN Merger.

     This Joint Proxy Statement/Prospectus and the accompanying forms of proxy are first being mailed to stockholders of Silver King, Savoy and HSN on or about
[          ], 1996.

     THE ABOVE MATTERS ARE DISCUSSED IN DETAIL IN THIS JOINT PROXY STATEMENT/PROSPECTUS. THE PROPOSED SAVOY MERGER AND HSN MERGER ARE COMPLEX TRANSACTIONS. STOCKHOLDERS ARE STRONGLY URGED TO READ AND CONSIDER CAREFULLY THIS JOINT PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY, PARTICULARLY THE MATTERS REFERRED TO ON PAGES 35-48 UNDER "RISK FACTORS" AND THE MATTERS REFERRED TO ON PAGES 89-141 UNDER "SPECIAL FACTORS RELATING TO THE HSN TRANSACTIONS."

     NEITHER THESE TRANSACTIONS NOR THE SHARES OF SILVER KING COMMON STOCK TO BE ISSUED IN THE SAVOY MERGER OR THE HSN MERGER HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION. NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE FAIRNESS OR MERITS OF THESE TRANSACTIONS OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

              The date of this Joint Proxy Statement/Prospectus is
                              [          ], 1996.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
INTRODUCTION...........................................................................   i
TABLE OF CONTENTS......................................................................   v
DEFINED TERM INDEX.....................................................................   x
AVAILABLE INFORMATION..................................................................   1
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE........................................   2
FORWARD-LOOKING STATEMENTS.............................................................   3
SUMMARY................................................................................   4
  The Companies........................................................................   4
  The Transactions.....................................................................   6
  Annual and Special Meetings of Stockholders..........................................   7
  Opinions of Certain Financial Advisors...............................................  11
  Recommendations of the Boards of Directors...........................................  12
  The Diller-Liberty Stockholders Agreement............................................  13
  Savoy Merger and Related Transactions................................................  15
  HSN Merger and Related Transactions..................................................  19
  Market Price Data....................................................................  25
  The Authorized Capital Stock Amendment Proposal......................................  28
  The Name Change Proposal.............................................................  28
  The Class Vote Amendment Proposal....................................................  28
  Election of Directors................................................................  29
  Silver King 1995 Stock Incentive Plan................................................  29
  Silver King Directors Stock Option Plan..............................................  29
  Ratification of Independent Auditors.................................................  30
SELECTED HISTORICAL FINANCIAL DATA.....................................................  31
UNAUDITED SELECTED PRO FORMA COMBINED CONDENSED FINANCIAL DATA.........................  33
NOTES TO SELECTED FINANCIAL DATA.......................................................  34
RISK FACTORS...........................................................................  35
  Fixed Conversion Ratio for Savoy Merger and HSN Merger...............................  35
  Dependence on Certain Key Personnel..................................................  35
  Controlling Stockholders.............................................................  36
  Possibility of a Restructuring Transaction...........................................  37
  Potential Dilution to Silver King Stockholders from Certain Provisions of the Contingent Rights and the Exchange Agreement...............................  37
  Limited Separate Rights of Holders of Silver King Common Stock;
     Effects of Class Vote Amendment Proposal on Voting Power..........................  37
  Recent Operating Results and Financial Condition of HSN;
     Combined Company will have Substantial Leverage...................................  38
  Prospects for Future Revenue Growth of HSN...........................................  39
  Financing Needs of Silver King and Savoy.............................................  39
  Possible Risks to HSN with Respect to Anticipated Change in Silver King's
     Broadcasting
     Business..........................................................................  39
  Minority Interest in HSN.............................................................  40
  Losses Relating to Savoy Television Stations and Savoy Filmed Entertainment
     Business..........................................................................  41
  Savoy Merger Agreement Amendment.....................................................  41
  Integration of Operations; Management of Growth......................................  42
  Independence of the Savoy Merger and the HSN Merger; Stockholder Approvals...........  42

                                                                                        PAGE
                                                                                        ---
  Regulation...........................................................................  42
  Dilution; Shares Eligible for Future Sale; Possible Volatility of Silver King Common
     Stock.............................................................................  46
  Competition..........................................................................  47
  Reduction of Certain Operations; Restructuring Charges; Inventory Writedowns.........  47
  Uncertainty of Pending Transactions..................................................  48
THE SILVER KING MEETING................................................................  48
  Date, Time and Place of Meeting......................................................  48
  Record Date and Outstanding Shares...................................................  48
  Voting of Proxies....................................................................  49
  Vote Required........................................................................  50
  Quorum; Broker Non-Votes.............................................................  52
  Solicitation of Proxies and Expenses.................................................  52
SAVOY MEETING..........................................................................  52
  Date, Time and Place of Meeting......................................................  52
  Record Date and Outstanding Shares...................................................  52
  Voting of Proxies....................................................................  53
  Vote Required........................................................................  53
  Quorum; Broker Non-Votes.............................................................  53
  Solicitation of Proxies and Expenses.................................................  53
HSN MEETING............................................................................  54
  Date, Time and Place of Meeting......................................................  54
  Record Date and Outstanding Shares...................................................  54
  Voting of Proxies....................................................................  54
  Vote Required........................................................................  54
  Quorum; Broker Non-Votes.............................................................  55
  Solicitation of Proxies and Expenses.................................................  55
SAVOY MERGER AND RELATED TRANSACTIONS..................................................  55
  General..............................................................................  55
  Background...........................................................................  58
  Reasons for the Savoy Merger.........................................................  64
  Certain Information Concerning Silver King and Savoy.................................  68
  Board Recommendations................................................................  69
  Opinions of Certain Financial Advisors...............................................  69
  Interests of Certain Persons in the Savoy Merger.....................................  78
  Related Agreements...................................................................  81
  Savoy Merger Agreement...............................................................  81
  Certain Federal Income Tax Matters...................................................  87
  Accounting Treatment.................................................................  87
  Affiliates' Restrictions on Resale of Silver King Common Stock.......................  87
  Absence of Dissenters' Rights........................................................  88
  Exchange of Certificates.............................................................  88
SPECIAL FACTORS RELATING TO THE HSN TRANSACTIONS.......................................  89
  Background...........................................................................  89
  Purposes of and Reasons for the HSN Transactions..................................... 109
  Fairness of the HSN Transactions; Recommendations.................................... 109
  Opinions of Certain Financial Advisors............................................... 118
  Interests of Certain Persons in the HSN Transactions; Conflicts of Interest.......... 132
  Certain Information Concerning HSN................................................... 136

                                                                                        PAGE
                                                                                        ---
  Certain Effects of the HSN Transactions.............................................. 137
  Plans for HSN after the HSN Merger................................................... 138
  Certain Federal Income Tax Consequences of the HSN Transactions...................... 139
  Accounting Treatment................................................................. 140
  Financing of the HSN Transactions.................................................... 140
  Regulatory Approvals................................................................. 140
  Certain Litigation................................................................... 141
HSN MERGER AGREEMENT AND RELATED TRANSACTION AGREEMENTS................................ 141
  General.............................................................................. 141
  HSN Merger Agreement................................................................. 144
  Related Agreements................................................................... 155
  Amendments to Diller-Liberty Stockholders Agreement.................................. 156
  Affiliates' Restrictions on Resale of Silver King Common Stock....................... 156
  Absence of Dissenters' Rights........................................................ 157
  Exchange of Certificates............................................................. 157
UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS............................ 159
AUTHORIZED CAPITAL STOCK AMENDMENT PROPOSAL............................................ 173
  Vote Required........................................................................ 173
NAME CHANGE PROPOSAL................................................................... 173
  Vote Required........................................................................ 173
CLASS VOTE AMENDMENT PROPOSAL.......................................................... 174
  Vote Required........................................................................ 174
ELECTION OF SILVER KING DIRECTORS...................................................... 174
  Information Regarding Directors, Nominees for Election as Directors and Certain
     Contemplated Directors............................................................ 175
  Executive Officers................................................................... 177
  Section 16 Reports................................................................... 178
BOARD OF DIRECTORS AND BOARD COMMITTEES OF SILVER KING................................. 178
  Board of Directors................................................................... 178
  Audit Committee...................................................................... 178
  Compensation/Benefits Committee...................................................... 178
  Executive Committee.................................................................. 178
COMPENSATION OF DIRECTORS AND CERTAIN EXECUTIVE
  OFFICERS OF SILVER KING.............................................................. 179
  General.............................................................................. 179
  Summary of Executive Officer Compensation............................................ 179
  Option Grants........................................................................ 181
  Option Exercises..................................................................... 182
  Compensation of Outside Directors.................................................... 183
  Employment Contracts and Termination of Employment and
     Change in Control Arrangements.................................................... 184
  Compensation Committee Interlocks and Insider Participation.......................... 185
  Compensation/Benefits Committee Report on Executive Compensation..................... 185
  Stock Price Performance Graph........................................................ 187
1995 STOCK INCENTIVE PLAN PROPOSAL..................................................... 187
  Introduction......................................................................... 187
  Description.......................................................................... 188
  Federal Income Tax Consequences...................................................... 191

                                                                                        PAGE
                                                                                        ---
  New Plan Benefits.................................................................... 192
  Vote Required........................................................................ 195
DIRECTORS STOCK OPTION PLAN PROPOSAL................................................... 196
  Introduction......................................................................... 196
  Description.......................................................................... 196
  Federal Income Tax Consequences...................................................... 198
  New Plan Benefits.................................................................... 198
  Vote Required........................................................................ 199
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
  OWNERS AND MANAGEMENT................................................................ 199
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS......................................... 203
COMPARISON OF RIGHTS OF STOCKHOLDERS OF
  SILVER KING, SAVOY AND HSN........................................................... 203
  Authorized Capital Stock............................................................. 203
  Voting............................................................................... 204
  Amendment of Certificate of Incorporation............................................ 205
  Amendment of Bylaws.................................................................. 206
  Board of Directors................................................................... 206
  Removal of Directors................................................................. 207
  Indemnification...................................................................... 207
  Reorganization....................................................................... 209
  Delaware Anti-Takeover Statute....................................................... 209
  Anti-Takeover Provisions............................................................. 210
DESCRIPTION OF SILVER KING COMMON STOCK................................................ 211
  Common Stock and Class B Stock....................................................... 211
  Preferred Stock...................................................................... 212
  Delaware General Corporation Law Section 203......................................... 212
  Proposed Amendments to the Certificate of Incorporation of Silver King............... 213
APPOINTMENT OF INDEPENDENT AUDITORS.................................................... 213
STOCKHOLDER PROPOSALS.................................................................. 213
OTHER MATTERS.......................................................................... 214
EXPERTS................................................................................ 214
LEGAL MATTERS.......................................................................... 214

APPENDICES

  A -- Amended and Restated Agreement and Plan of Savoy Merger

  B -- Agreement and Plan of Exchange and Merger, including Exhibits

  C -- Opinion of CS First Boston Corporation Regarding the Savoy Merger

  D -- Opinion of CS First Boston Corporation Regarding the HSN Transactions

  E -- Opinion of Gleacher NatWest Inc.

  F -- Opinion of Wasserstein Perella & Co., Inc.

  G -- Silver King 1995 Stock Incentive Plan

  H -- Silver King Directors Stock Option Plan

  I -- Stockholders Agreement by and between Barry Diller and Liberty Media Corporation

  J -- Certain Information Regarding Directors and Executive Officers of HSN

  K -- Certain Information Regarding Directors and Executive Officers of Silver King and House

  L -- Certain Information Regarding Directors and Executive Officers of TCI

                               DEFINED TERM INDEX

                                        PAGE
                                        NO.
                                        ----
401(k) Plan...........................  180
1934 Act..............................   43
1992 Cable Act........................   44
1995 Stock Incentive Plan.............    7
1995 Stock Incentive Plan Proposal....    7
1995*.................................  177
1996 Act..............................   43
Acquisition Proposal..................   85
Acts..................................  187
Additional Contingent Right...........  153
Additional Diller Options.............  193
Additional Diller Shares..............  185
Additional Shares.....................  147
Adjusted Base Amount..................  148
Affiliation Agreements................   40
Agreement in Principle................   89
Allen & Company.......................   58
Approved Shares.......................  149
Arrow.................................   14
Article IV............................    7
ATV...................................   45
August Stockholders Agreement.........   13
Authorized Capital Stock
  Amendment Proposal..................    7
Available Share Amount................  149
Available Silver King Amount..........  151
award cycle...........................  190
Base Amount...........................  148
BCF...................................  119
BDTV..................................    5
BDTV Entity...........................   15
BDTV FCC Application..................   45
BET...................................   90
Binzak Option Agreement...............  193
Binzak Options........................  194
Breakup Fee...........................   17
Business Plans........................   75
Change in Law.........................   15
Class B Issuance......................  106
Class Vote Amendment Proposal.........    7
Code..................................   24
Columbia..............................  175
Combined Transaction..................  159
Comcast...............................  104
Commission............................    1
Committee.............................  188
Compensation/Benefits Committee.......   13
Consolidated Action...................  141
Contingent Issuance Event.............  148
Contingent Rights.....................   ii
Contingent Rights Shares..............   ii
Conversion Case.......................  128
Core Programming......................   44
CTA...................................   44
DGCL..................................   10
Diller Options........................  181
Directors Stock Option Plan...........    7
Directors Stock Option Plan
  Proposal............................    7
Distribution..........................   34

                                        PAGE
                                        NO.
                                        ---
Distribution Date.....................   90
DOJ...................................   84
Downside Case.........................  128
Duopoly/LMA Case......................  119
EBITDA................................   71
Eligible Stockholder Amount...........  108
Employee Plan.........................  180
EPS...................................   73
Equity Compensation Agreement.........   81
ERISA.................................  194
Exchange..............................   ii
Exchange Act..........................    1
Exchange Agreement....................  144
Exchange Shares.......................   ii
Executive.............................  184
Extension Letter......................    4
Extra Share Amount....................  149
Extra Shares..........................  149
Extraordinary Matters.................   14
Fair Market Value.....................  197
FCC...................................   14
FCC Issuance Approval.................   21
FCC Orders............................   45
FCC Regulations.......................   21
First Amendment.......................   13
First Boston..........................   11
First Boston HSN Report...............  127
First Boston Savoy Report.............   71
Fox...................................    4
Fox Option............................  120
FTC...................................   84
Gleacher..............................   11
high definition.......................   45
House.................................    i
House Class B Common Stock............   ii
House Common Stock....................   ii
HSC...................................    4
HSC Business..........................  119
HSN...................................    i
HSN Base Case.........................  121
HSN Board.............................    i
HSN Bylaws............................   22
HSN Case..............................  119
HSN Certificate.......................    8
HSN Certificate of Merger.............   11
HSN Class B Common Stock..............   ii
HSN Class B Conversion Ratio..........   ii
HSN Common Conversion Ratio...........   ii
HSN Common Shares Trust...............  142
HSN Common Stock......................   ii
HSN Debentures........................  iii
HSN Exchange Agent....................   20
HSN FCC Approval......................   23
HSN Indenture.........................  iii
HSN Management Case...................  121
HSN Meeting...........................    i
HSN Merger............................    i
HSN Merger Agreement..................    4
HSN Merger Effective Time.............   11

                                        PAGE
                                        NO.
                                        ---
HSN Merger NASD Proposal..............    7
HSN Options...........................   20
HSN Preferred Stock...................  204
HSN Prior Credit Facility.............   38
HSN Record Date.......................    8
HSN Replacement Facility..............   38
HSN Special Committee.................   12
HSN Special Vote......................   10
HSN Stock.............................  132
HSN Stockholder Proposal..............    8
HSN Stockholder Voting Agreement......   23
HSN Sub...............................  153
HSN Surviving Corporation.............   ii
HSN Surviving Corporation Class B
  Common Stock........................   ii
HSN Surviving Corporation
  Common Stock........................   ii
HSN Transactions......................    1
HSNCC.................................   34
HSR Act...............................   84
Independent Stations Case.............  119
Initial Diller Shares.................  185
Investment Condition..................   45
IRS...................................   34
ISO Holding Period....................  191
ISOs..................................  188
June 14 MO&O..........................   45
Liberty...............................    5
Liberty/BDTV Merger Agreement.........   60
Liberty HSN...........................   ii
Liberty Option........................  105
Liberty Surviving Class B.............  151
Liberty Surviving Common..............  151
LMAs..................................  119
Local Restriction.....................   43
LPTV..................................    4
LSAR..................................  191
LTM...................................   76
Management Case.......................  128
Management Election...................  107
March 11 MO&O.........................   45
must-carry............................   44
Name Change Proposal..................    7
NASD..................................    1
Nasdaq................................   iv
National Restriction..................   43
November Savoy Merger.................   61
November Savoy Merger Agreement.......    4
November Stockholders Agreement.......   59
November Transactions Documents.......   61
NYSE..................................   iv
operating cash flow...................   71
Performance Goals.....................  190
Pre-HSN Merger Exchange...............   ii
Previous Directors Plan...............  183
Qualifying Disagreement...............  107
QVC...................................   92
Ratification of Auditors Proposal.....    7
Registration Statement................    1
Remaining Shares Issuable.............  150
Reorganization........................  139
Restrictive Condition.................  148
Restructuring Transaction.............   15
retransmission consent................   44
RMSLP.................................   89
Rule 16b-3............................  190
SARs..................................  104
Savoy.................................    i
Savoy Board...........................    i
Savoy Bylaws..........................   17
Savoy Certificate.....................   17
Savoy Certificate of Merger...........   11
Savoy Common Shares Trust.............   56
Savoy Common Stock....................   ii
Savoy Conversion Ratio................   ii
Savoy Debentures......................  iii
Savoy Exchange Agent..................   15
Savoy FCC Application.................   46
Savoy FCC Approvals...................   18
Savoy Meeting.........................    i
Savoy Merger..........................    i
Savoy Merger Agreement................    4
Savoy Merger Agreement Amendment......    4
Savoy Merger Effective Time...........   11
Savoy Merger NASD Proposal............    7
Savoy Note............................   16
Savoy Options.........................   15
Savoy Preferred Stock.................  204
Savoy Record Date.....................    8
Savoy Stations........................    4
Savoy Stockholder Proposal............    7
Savoy Stockholder Voting Agreement....   18
Savoy Surviving Corporation...........   17
Savoy Warrants........................   16
Schedule 13E-3........................    1
Second Silver King Stockholder
  Voting Agreement....................   23
Section 83(b) election................  191
Securities Act........................  iii
Selected HSN Comparables..............  128
Selected HSN Transactions.............  129
Selected Television Comparables.......   72
Selected Television Transactions......   73
Shop at Home..........................  128
Silver King...........................    i
Silver King/BDTV Exchange
  Agreement...........................   60
Silver King Board.....................    i
Silver King Bylaws....................   19
Silver King Certificate...............    i
Silver King Class B Common Stock......   ii
Silver King Common Stock..............    i
Silver King Licenses..................   15
Silver King LPTV Stations.............    4
Silver King Meeting...................    i
Silver King Named Executive
  Officers............................  179
Silver King Preferred Stock...........    7
Silver King Record Date...............    8
Silver King Securities................   ii
Silver King Stations..................    4
Silver King Stockholder Proposals.....    7

                                        PAGE
                                        NO.
                                        ---
Silver King Stockholder Voting
  Agreement...........................   18
spread................................  191
stick value...........................  123
Stock Option Agreement................  192
Stockholders Agreement................   13
Subscriber Condition..................   45
Superior Proposal.....................   87
Tax Sharing Agreement.................   90
TBS...................................   92
TCI...................................    1
TCI HSN Shares........................   58
TCI HSN Shares Acquisition............   58
Termination Agreement.................  104
Thames................................    i
Total Voting Power....................    9
Tri-Star..............................  175
Urban.................................   45
ValueVision...........................  122
Ware Option Agreement.................  193
Ware Options..........................  194
Wasserstein Perella...................   12
Wasserstein Perella Opinion...........   12

     NO PERSON HAS BEEN AUTHORIZED BY SILVER KING, SAVOY OR HSN TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS JOINT PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH THE SOLICITATION OF PROXIES OR THE OFFERING OF SECURITIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY SILVER KING, SAVOY OR HSN. THIS JOINT PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OFFERED BY THIS JOINT PROXY STATEMENT/PROSPECTUS OR A SOLICITATION OF A PROXY IN ANY JURISDICTION WHERE, OR TO ANY PERSON TO WHOM, IT WOULD BE UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION.

     NEITHER THE DELIVERY OF THIS JOINT PROXY STATEMENT/PROSPECTUS NOR ANY DISTRIBUTION OF THE SECURITIES TO WHICH THIS JOINT PROXY STATEMENT/PROSPECTUS RELATES SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION CONTAINED HEREIN SINCE THE DATE HEREOF.

                             AVAILABLE INFORMATION

     Silver King, Savoy and HSN are each subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). These materials should be available for inspection and copying at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's regional offices at Northwest Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 7 World Trade Center, 13th Floor, New York, New York 10048. Copies of these materials can also be obtained from the Commission at prescribed rates by writing to the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission maintains a Web site on the Internet that contains reports, proxy and information statements and other information (http://www.sec.gov). In addition, materials filed by Silver King and Savoy should be available for inspection at the offices of the National Association of Securities Dealers, Inc. (the "NASD"), Reports Section, 1735 K Street, N.W., Washington, D.C. 20006. Materials filed by HSN should be available for inspection at the offices of the NYSE, 20 Broad Street, New York, N.Y. 10005.

     Under the rules and regulations of the Commission, the solicitation of proxies from stockholders of Savoy to approve and adopt the Savoy Merger Agreement (as defined herein) and the Savoy Merger constitutes an offering of the Silver King Common Stock to be issued in connection with the Savoy Merger, and the solicitation of proxies from stockholders of HSN to approve and adopt the HSN Merger Agreement (as defined herein) and the HSN Merger and related transactions (including the grant of Contingent Rights, the related issuance of the Contingent Rights Shares, the Exchange and the related issuance of the Exchange Shares, and, together with the HSN Merger, the "HSN Transactions") constitutes an offering of the Silver King Common Stock or Silver King Class B Common Stock, as the case may be, to be issued in connection with the HSN Merger. Accordingly, Silver King has filed with the Commission a Registration Statement on Form S-4 under the Securities Act with respect to such offerings (the "Registration Statement"). This Joint Proxy Statement/Prospectus constitutes the prospectus of Silver King that is filed as part of the Registration Statement. Silver King, HSN, Tele-Communications, Inc. ("TCI") and certain other persons also have filed with the Commission a Rule 13e-3 Transaction Statement on Schedule 13E-3 (the "Schedule 13E-3") with respect to the HSN Transactions described in this Joint Proxy Statement/Prospectus. As permitted by the rules and regulations of the Commission, this Joint Proxy Statement/Prospectus and the Schedule 13E-3 omit certain information, exhibits and undertakings contained in the Registration Statement and the Schedule 13E-3. Such additional information may be inspected, without charge, at the offices of the Commission referred to above, or obtained at prescribed rates from the Public Reference Section of the Commission at the address set forth above. For further information pertaining to HSN, Silver King and TCI, reference is made to the Registration Statement and the exhibits thereto and to the Schedule 13E-3 and the exhibits thereto. Statements contained herein concerning any such documents are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement and the Schedule 13E-3. Each such statement is qualified in its entirety by such reference.

     ALL INFORMATION CONTAINED IN THIS JOINT PROXY STATEMENT/PROSPECTUS RELATING TO SILVER KING, THAMES AND HOUSE HAS BEEN SUPPLIED BY SILVER KING, ALL INFORMATION RELATING TO SAVOY HAS BEEN SUPPLIED BY SAVOY, ALL INFORMATION RELATING TO HSN HAS BEEN SUPPLIED BY HSN, AND ALL INFORMATION RELATING TO TCI HAS BEEN PROVIDED BY TCI. NONE OF SILVER KING, SAVOY, HSN OR TCI TAKES ANY RESPONSIBILITY FOR THE ACCURACY OF THE INFORMATION PROVIDED BY THE OTHER PARTIES.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     This Joint Proxy Statement/Prospectus incorporates documents by reference that are not presented herein or delivered herewith. There will be provided without charge to each person, including any beneficial owner, to whom a Joint Proxy Statement/Prospectus is delivered, upon oral or written request of any such person, a copy of any or all documents incorporated by reference herein (excluding exhibits unless such exhibits are specifically incorporated by reference herein). With respect to Silver King's documents, requests should be directed to Silver King Communications, Inc., Investor Relations Department, 2425 Olympic Boulevard, Santa Monica, CA 90404 (telephone (310) 247-7930). With respect to Savoy's documents, requests should be directed to Savoy Pictures Entertainment, Inc., Secretary, 152 West 57th Street, New York, New York 10019 (telephone (212) 247-5810). With respect to HSN's documents, requests should be directed to Home Shopping Network, Inc., Investor Relations Department, 2501 118th Street North, St. Petersburg, Florida 33716 (telephone (813) 572-8585). In order to ensure timely delivery of the documents in advance of the Silver King Meeting, the Savoy Meeting and the HSN Meeting to which this Joint Proxy
Statement/Prospectus relates, any such request should be made by [            ],
1996.

     Silver King incorporates herein by reference Silver King's Annual Report on Form 10-K for the fiscal year ended August 31, 1995, Silver King's Quarterly Reports on Form 10-Q for the quarters ended November 30, 1995, March 31, 1996 and June 30, 1996, Silver King's Transition Report on Form 10-Q for the four-month period ended December 31, 1995, Silver King's Current Reports on Form 8-K dated October 25, 1995, November 27, 1995, February 13, 1996 (as amended on Form 10-K/A), July 2, 1996 and August 25, 1996, and the description of Silver King's Common Stock and Silver King's Class B Common Stock set forth in Silver King's Registration Statement on Form 10 dated August 27, 1992 (No. 0-20570), as amended.

     Savoy incorporates herein by reference Savoy's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1995, Savoy's Quarterly Report on Form 10-Q for the quarters ended March 31, 1996 and June 30, 1996, Savoy's Current Report on Form 8-K dated September 11, 1996 and the description of Savoy's Common Stock set forth in Savoy's Registration Statement on Form S-1 dated February 5, 1993 (No. 33-57956), as amended.

     HSN incorporates herein by reference [HSN's Registration Statement on Form S-3 dated August 20, 1996 (No. 333-[10511]), as amended,] HSN's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, HSN's Quarterly Report on Form 10-Q for the quarters ended March 31, 1996 and June 30, 1996, HSN's Current Reports on Form 8-K dated February 15, 1996, February 26, 1996, March 1, 1996 and August 26, 1996, and the description of HSN's capital stock set forth in HSN's Registration Statement on Form S-1 dated May 4, 1987 (No. 33-12527), as amended.

     All reports and definitive proxy or information statements filed by Silver King, Savoy or HSN pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Joint Proxy Statement/Prospectus and prior to the date of its respective stockholder meetings shall be deemed incorporated by reference into this Joint Proxy Statement/Prospectus from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated herein shall be deemed to be modified or superseded for purposes of this Joint Proxy Statement/Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Joint Proxy Statement/Prospectus.

                           FORWARD-LOOKING STATEMENTS

     This Joint Proxy Statement/Prospectus includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements regarding Silver King's, Savoy's, HSN's or the combined company's expected future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward-looking statements. Although Silver King, Savoy and HSN believe their respective expectations reflected in such forward-looking statements are based on reasonable assumptions, no assurance can be given that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from the expectations reflected in the forward looking statements herein include, among others, those set forth under "Risk Factors," general economic and business and market conditions, changes in federal laws and regulation of the telecommunications and broadcast industries, difficulties in achieving expected cost savings from the Savoy Merger and the HSN Transactions, increased competitive pressure in the combined company's industry, costs or difficulties relating to the integration of the businesses of Silver King, Savoy and HSN, and the ability of Silver King, Savoy and HSN to achieve the goals described in "Savoy Merger and Related Transactions -- Reasons for the Savoy Merger" and "Special Factors Relating to the HSN
Transactions -- Purposes of and Reasons for the HSN Transactions" during the periods covered by the forward looking statements.

                                    SUMMARY

     The following is a brief summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus. The summary does not contain a complete description of, among other agreements and transactions, (i) the amended Agreement and Plan of Merger, dated as of November 27, 1995, by and among Silver King, Thames and Savoy (the "November Savoy Merger Agreement"), as amended by the amendment, dated March 22, 1996 (the "Extension Letter"), and the amendment, dated August 13, 1996 (the "Savoy Merger Agreement Amendment" and together with the November Savoy Merger Agreement and the Extension Letter, the "Savoy Merger Agreement"), copies of which are attached as Appendix A to this Joint Proxy Statement/Prospectus; (ii) the Savoy Merger; (iii) the Agreement and Plan of Exchange and Merger, dated as of August 25, 1996, by and between Silver King, House, Liberty HSN and HSN (the "HSN Merger Agreement"), a copy of which is attached as Appendix B to this Joint Proxy Statement/Prospectus; (iv) the HSN Merger and the other HSN Transactions; or (v) the other matters to be voted upon by Silver King stockholders at the Silver King meeting. The summary is qualified in its entirety by reference to the full text of this Joint Proxy Statement/Prospectus and the Appendices attached to this Joint Proxy Statement/Prospectus. Silver King stockholders, Savoy stockholders and HSN stockholders are urged to read carefully this Joint Proxy Statement/Prospectus and the Appendices attached to this Joint Proxy Statement/Prospectus in their entirety.

THE COMPANIES

  Silver King

     Silver King is primarily engaged in the ownership and operation of television stations and currently owns and operates 12 independent full-power UHF television stations serving eight of the 13 largest metropolitan television markets in the United States (the "Silver King Stations"), including one television satellite station, which affiliate with and primarily broadcast retail sales programming produced by Home Shopping Club, Inc. ("HSC"), a wholly-owned subsidiary of HSN. Silver King also owns 26 low-power television ("LPTV") stations (the "Silver King LPTV Stations") that broadcast such retail sales programming. To a limited extent, Silver King Stations also broadcast syndicated programming, locally produced public affairs and public interest programming and commercial-free children's programming. In addition, Silver King holds notes receivable and/or minority equity interests in other entities that hold broadcast licenses or authorizations in nine television markets. Silver King was originally incorporated in Delaware in July 1986 as a wholly-owned subsidiary of HSN under the name "Silver King Broadcasting Company, Inc.," which subsequently changed its name to "HSN Communications, Inc." and, in August 1992, to "Silver King Communications, Inc." On December 28, 1992, HSN distributed the outstanding capital stock of Silver King to HSN's stockholders. Silver King's principal executive offices are located at 12425 28th Street North, St. Petersburg, Florida 33716. Its telephone number is (813) 573-0339.

  Savoy

     Savoy has operations in two principal lines of business: (i) television broadcasting and (ii) filmed entertainment. In its television broadcasting business, Savoy owns interests in four television stations (the "Savoy Stations") in markets ranging from the 41st through 71st designated market areas. In its filmed entertainment business, Savoy has in the past financed, developed, produced, marketed and distributed motion pictures, but has suspended its marketing and distribution activities and is exploiting properties under development for its motion pictures by entering into arrangements with third parties. An affiliate of Fox Broadcasting Company ("Fox") holds a 50% economic interest in the Savoy Stations, which interest is currently non-voting. Savoy was originally incorporated in New York in February 1992 and became a Delaware corporation in February 1993. Savoy's principal executive offices are located at 152 West 57th Street, New York, New York 10019. Its telephone number is (212) 247-5810.

  HSN

     HSN is a holding company, the subsidiaries of which conduct the day-to-day operations of HSN's various business activities. HSN's primary business, and principal source of revenue, is electronic retail sales by HSC, a leader in the electronic retailing industry. HSC sells a variety of consumer goods and services over live, customer interactive retail sales programs through its Home Shopping Network and Spree! network programming services. HSN's programming is transmitted over two networks, 24 hours a day, seven days a week, via satellite to affiliated cable television systems and broadcast television stations and satellite dish receivers. HSN's primary network, Home Shopping Network, currently is received by approximately 69 million homes throughout the United States. The Spree! network, which provides a similar retail shopping service in a more casual and less structured format, is received by approximately 11.7 million cable homes as of June 30, 1996, of which approximately 4.8 million receive it on a part-time basis and 10.2 million also receive Home Shopping Network. In addition to the electronic retailing business, HSN's subsidiaries are involved in mail order, electronic retailing on the Internet and other businesses. HSN is a Delaware corporation which was incorporated in 1986. HSN's principal executive offices are located at 2501 118th Avenue North, St. Petersburg, Florida 33716. Its telephone number is (813) 572-8585.

  Liberty HSN

     Liberty HSN, a Colorado corporation, is an indirect wholly-owned subsidiary of Liberty Media Corporation, which, in turn, is a wholly-owned subsidiary of TCI. The term "Liberty" as used herein means (i) for periods prior to August 4, 1994, Liberty Media Corporation and (ii) for periods subsequent to August 4, 1994, Liberty Media Corporation, a wholly-owned subsidiary of TCI. Liberty HSN's business is the ownership of the shares of HSN Common Stock and HSN Class B Common Stock currently beneficially owned by TCI. Liberty HSN's principal executive offices are located at 8101 East Prentice Avenue, Englewood, Colorado 80111. Its telephone number is (303) 721-5400.

  Thames

     Thames, a Delaware corporation, is a newly-formed, indirect wholly-owned subsidiary of Silver King formed solely for the purposes of the Savoy Merger. Thames's principal executive offices are located at 12425 28th Street North, St. Petersburg, Florida 33716. Its telephone number is (813) 573-0339.

  House

     House, a Delaware corporation, is a newly-formed subsidiary of Silver King formed solely for the purposes of the HSN Merger. Prior to the Pre-HSN Merger Exchange, House will be a wholly-owned subsidiary of Silver King. House's principal executive offices are located at 12425 28th Street North, St. Petersburg, Florida 33716. Its telephone number is (813) 573-0339.

  BDTV INC.

     BDTV INC., formerly named "Silver Management Company," is a Delaware corporation formed by Barry Diller, Liberty and certain of their affiliates ("BDTV"). BDTV was formed pursuant to the terms of a stockholders agreement between Liberty and Mr. Diller relating to Silver King Securities owned by each of them and certain of their respective affiliates. Mr. Diller beneficially owns all the outstanding voting stock of BDTV and Liberty beneficially owns all of the outstanding non-voting stock of BDTV (which non-voting stock represents substantially all of the outstanding equity interest in BDTV). See "Special Factors Relating to the HSN Transactions -- Background -- Relationship between Liberty and Mr. Diller -- The Diller-Liberty Stockholders Agreement." BDTV's principal executive offices are located at 2425 Olympic Boulevard, Santa Monica, California 90404. Its telephone number is (310) 247-7905.

THE TRANSACTIONS

  Savoy Merger

     Pursuant to the Savoy Merger Agreement, (i) Thames will merge with and into Savoy; (ii) Savoy will become an indirect wholly-owned subsidiary of Silver King; (iii) each outstanding share of Savoy Common Stock will be converted into the right to receive 0.14 of a share of Silver King Common Stock (other than treasury shares and shares owned by Silver King or its wholly-owned subsidiaries); and (iv) each outstanding option or warrant to acquire Savoy Common Stock will be assumed by Silver King and converted into an option or warrant to acquire that number of shares of Silver King Common Stock as the holder would have been entitled to receive had such holder exercised such option or warrant immediately prior to the effective time of the Savoy Merger, and Silver King will become jointly liable or otherwise guarantee Savoy's performance with respect to each Savoy Debenture, each beneficial owner thereof will be entitled to convert such Savoy Debenture into the kind and amount of Silver King Common Stock that such owner would have been entitled to receive had such Savoy Debenture been converted into Savoy Common Stock immediately prior to the effective time of the Savoy Merger.

  HSN Merger

     Pursuant to the HSN Merger Agreement, (i) immediately prior to the effective time of the HSN Merger, all shares (subject to adjustment in certain circumstances) of HSN Common Stock held by Liberty HSN (17,566,702 shares) will be exchanged for an equal number of shares of House Common Stock, and 739,141 shares (subject to adjustment in certain circumstances) of the 20,000,000 shares of HSN Class B Common Stock held by Liberty HSN will be exchanged for an equal number of shares of House Class B Common Stock in the Pre-HSN Merger Exchange;
(ii) in the HSN Merger, (w) each outstanding share of HSN Common Stock (except for treasury shares and shares held by House pursuant to the Pre-HSN Merger Exchange, which will be cancelled) will be converted at the HSN Common Conversion Ratio into the right to receive 0.45 of a share of Silver King Common Stock; (x) each outstanding share of HSN Class B Common Stock (except for shares held by House pursuant to the Pre-HSN Merger Exchange, which will be cancelled) will be converted at the HSN Class B Conversion Ratio into the right to receive
0.54 of a share of Silver King Class B Common Stock, a portion of which (up to 2,644,299 shares (subject to adjustment)) will not be issued at the time of the HSN Merger but will instead be represented by Silver King's contractual obligation to issue such shares to Liberty HSN upon the occurrence of certain events; (y) each outstanding option to acquire HSN Common Stock will be assumed by Silver King and converted into an option to acquire that number of shares of Silver King Common Stock as the holder would have been entitled to receive had such holder exercised such option immediately prior to the effective time of the HSN Merger, and each outstanding HSN Debenture will become convertible into the kind and amount of Silver King Common Stock that the owner of such HSN Debenture would have been entitled to receive had such HSN Debenture been converted into HSN Common Stock immediately prior to the effective time of the HSN Merger; and
(z) each outstanding share of House Common Stock and House Class B Common Stock will be converted into, respectively, one share of HSN Surviving Corporation Common Stock or one share of HSN Surviving Corporation Class B Common Stock. Upon consummation of the HSN Merger, Silver King will own at least 80.1% of the voting power and equity of the HSN Surviving Corporation and Liberty HSN will own not more than 19.9% of the voting power and equity of the HSN Surviving Corporation. After the HSN Merger, at such time or from time to time as Liberty HSN or its permitted transferee may be allowed under applicable regulations to hold additional shares of Silver King stock, Liberty HSN or its permitted transferee will exchange, pursuant to the Exchange, its HSN Surviving Corporation Common Stock for shares of Silver King Common Stock at the HSN Common Conversion Ratio and its HSN Surviving Corporation Class B Common Stock for shares of Silver King Class B Common Stock at the HSN Class B Conversion Ratio. Liberty HSN is obligated to effect an Exchange only after all Contingent Rights Shares have been issued, subject to certain exceptions. Upon completion of the Exchange, HSN would become a wholly-owned subsidiary of Silver King.

ANNUAL AND SPECIAL MEETINGS OF STOCKHOLDERS

  Date, Time and Place

     Silver King.  The Silver King Meeting will be held on [          ], 1996 at
[          ] a.m., local time, at [place, address].

     Savoy.  The Savoy Meeting will be held on [          ], 1996 at
[          ] a.m., local time, at [place, address].

     HSN.  The HSN Meeting will be held on [          ], 1996 at [          ]
a.m., local time, at [place, address].

     Purposes of the Annual and Special Meetings

     Silver King Meeting. At the Silver King Meeting, stockholders of record of Silver King as of the close of business on the Silver King Record Date (as defined herein) will be asked to consider and vote upon the following proposals (collectively, the "Silver King Stockholder Proposals"):

          1. To issue shares of Silver King Common Stock in the Savoy Merger pursuant to the approval required by the NASD rules and bylaws (the "Savoy Merger NASD Proposal").

          2. To issue shares of Silver King Common Stock and Silver King Class B Common Stock in the HSN Transactions pursuant to the approval required by the NASD rules and bylaws (the "HSN Merger NASD Proposal").

          3. To amend Article IV ("Article IV") of the Silver King Certificate to increase the authorized shares of Silver King Common Stock from 30,000,000 shares to 150,000,000 shares of Silver King Common Stock, increase the authorized shares of Silver King Class B Common Stock from 2,415,945 shares to 30,000,000 shares of Silver King Class B Common Stock and increase the authorized shares of Silver King preferred stock, par value $.01 per share ("Silver King Preferred Stock"), from 50,000 shares to 15,000,000 shares of Silver King Preferred Stock (the "Authorized Capital Stock Amendment Proposal").

          4. Upon consummation of the HSN Merger, to amend Article I of the Silver King Certificate to change the corporate name of Silver King to "HSN, Inc." (the "Name Change Proposal").

          5. To amend Article IV of the Silver King Certificate to eliminate the separate class vote of the holders of the Silver King Common Stock and the Silver King Class B Common Stock in certain specified circumstances at any time that there are at least 2,280,000 shares of Silver King Class B Common Stock outstanding (the "Class Vote Amendment Proposal").

          6. To elect six members of the Silver King Board of Directors, each to hold office for a one-year term ending on the date of the next succeeding annual meeting of stockholders and until such director's respective successor shall have been duly elected and qualified.

          7. To approve the Silver King 1995 Stock Incentive Plan (the "1995 Stock Incentive Plan") for Silver King's officers and certain key employees and consultants (the "1995 Stock Incentive Plan Proposal").

          8. To approve the Silver King Directors Stock Option Plan (the "Directors Stock Option Plan") for the non-employee directors of Silver King (the "Directors Stock Option Plan Proposal").

          9. To ratify the appointment of Ernst & Young LLP as the firm of independent auditors to audit the financial statements of Silver King and its subsidiaries for the year ended December 31, 1996 (the "Ratification of Auditors Proposal").

     Savoy Meeting. At the Savoy Meeting, stockholders of record of Savoy as of the close of business on the Savoy Record Date (as defined herein) will be asked to consider and vote upon a proposal to approve and adopt the Savoy Merger Agreement (the "Savoy Stockholder Proposal").

     HSN Meeting. At the HSN Meeting, stockholders of record of HSN as of the close of business on the HSN Record Date (as defined herein) will be asked to consider and vote upon a proposal to approve and adopt the HSN Merger Agreement (including the HSN Transactions) (the "HSN Stockholder Proposal").

  Record Dates; Shares Outstanding and Entitled to Vote

     Silver King.  Holders of record of Silver King Common Stock and Silver King
Class B Common Stock at the close of business on [          ], 1996 (the "Silver
King Record Date") are entitled to notice of and to vote at the Silver King Meeting. At the close of business on the Silver King Record Date, there were 7,082,332 shares of Silver King Common Stock outstanding and 2,415,945 shares of Silver King Class B Common Stock outstanding, each of which will be entitled to the following votes with respect to the matters to be acted upon:

          1. With respect to each of the Savoy Merger NASD Proposal and the HSN Merger NASD Proposal, the holders of Silver King Securities will vote together as a single class, with each share of Silver King Common Stock entitled to one vote and each share of Silver King Class B Common Stock entitled to ten votes thereon.

          2. With respect to each of the Authorized Capital Stock Amendment Proposal, the Name Change Proposal, and the Class Vote Amendment Proposal, the holders of shares of each of the Silver King Common Stock and Silver King Class B Common Stock will vote as separate classes, with each share of Silver King Common Stock or Silver King Class B Common Stock, as the case may be, entitled to one vote thereon.

          3. With respect to the election of directors, the holders of Silver King Securities will vote together as a single class with respect to four director nominees (Barry Diller, Victor A. Kaufman, Jonathan Oxendine and Richard E. Snyder), with each share of Silver King Common Stock entitled to one vote and each share of Silver King Class B Common Stock entitled to ten votes thereon, and the holders of Silver King Common Stock will vote as a separate class with respect to two director nominees (Bruce M. Ramer and Sidney J. Sheinberg), with each share of Silver King Common Stock entitled to one vote thereon.

          4. With respect to each of the 1995 Stock Incentive Plan Proposal, the Directors Stock Option Plan Proposal and the Ratification of Auditors Proposal, the holders of Silver King Securities will vote together as a single class, with each share of Silver King Common Stock entitled to one vote and each share of Silver King Class B Common Stock entitled to ten votes thereon.

     Savoy.  Holders of record of Savoy Common Stock at the close of business on
[          ], 1996 (the "Savoy Record Date") are entitled to notice of and to vote at the Savoy Meeting. At the close of business on the Savoy Record Date, there were 30,041,932 shares of Savoy Common Stock outstanding, each of which will be entitled to one vote on each matter to be acted upon at the Savoy Meeting.

     HSN.  Holders of record of HSN Common Stock and HSN Class B Common Stock at
the close of business on [            ], 1996 (the "HSN Record Date") are
entitled to notice of and to vote at the HSN Meeting. Under HSN's Certificate of Incorporation (the "HSN Certificate"), the holders of HSN Common Stock and HSN Class B Common Stock will vote together as a single class with each share of HSN Class B Common Stock entitled to ten votes per share and each share of HSN Common Stock entitled to one vote per share. Under the HSN Merger Agreement, the obligation of the parties to consummate the HSN Merger and the HSN Transactions is also conditioned upon the separate affirmative vote of the holders of a majority of the outstanding shares of HSN Common Stock present and voting at the HSN Meeting other than shares of HSN Common Stock beneficially owned by Liberty HSN and its affiliates. At the close of business on the HSN Record Date, there were 71,989,159 shares of HSN Common Stock outstanding (excluding shares held in treasury by HSN or by majority-owned subsidiaries of HSN), each of which will be entitled to one vote on each matter to be acted upon, and 20,000,000 shares of HSN Class B Common Stock outstanding (all of which are held by Liberty HSN), each of which will be entitled to ten votes on each matter to be acted upon when voting with the holders of HSN Common Stock (except that none of such shares of HSN Common

Stock and HSN Class B Common Stock held by Liberty HSN or its affiliates will be voted in connection with the HSN Special Vote (as defined herein)).

  Quorum

     The required quorum for the transaction of business at the Silver King Meeting is a majority of the shares of each of the Silver King Common Stock and Silver King Class B Common Stock; the required quorum for the transaction of business at the Savoy Meeting is a majority of the shares of Savoy Common Stock; and the required quorum for the transaction of business at the HSN meeting is a majority of the shares of each of the HSN Common Stock and the HSN Class B Common Stock when voting as separate classes and a majority of both the HSN Common Stock and the HSN Class B Common Stock when voting as a single class, in each case, issued and outstanding on the applicable record date. Abstentions and broker non-votes each will be included in determining the number of shares present for purposes of determining the presence of a quorum.

  Votes Required

     Silver King. Approval of each of the Savoy Merger NASD Proposal, the HSN Merger NASD Proposal, the 1995 Stock Incentive Plan Proposal, the Directors Option Plan Proposal and the Ratification of Auditors Proposal requires the affirmative vote of holders of shares representing a majority of the Total Voting Power (as defined herein), present in person or represented by proxy at the Silver King Meeting, entitled to vote and voting on such matter. The "Total Voting Power" means the total number of votes represented by the shares of Silver King Common Stock and Silver King Class B Common Stock when voting together as a single class, with each share of Silver King Common Stock entitled to one vote and each share of Silver King Class B Common Stock entitled to ten votes. Approval of each of the Authorized Capital Stock Amendment Proposal, the Name Change Proposal and the Class Vote Amendment Proposal requires the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon of each of the Silver King Common Stock and the Silver King Class B Common Stock, voting as separate classes.

     To be elected to the Silver King Board of Directors, four of the director nominees (Messrs. Diller, Kaufman, Oxendine and Snyder) require the favorable vote of the holders of shares representing a majority of the Total Voting Power and two of the director nominees (Messrs. Ramer and Sheinberg) require the favorable vote of the holders of a majority of the shares of Silver King Common Stock, in each case, present in person or represented by proxy at the Silver King Meeting and voting on such matter.

     Consummation of the Savoy Merger is conditioned upon, among other things, the approval by the Silver King stockholders of the Savoy Merger NASD Proposal. Consummation of the HSN Merger is conditioned upon, among other things, the approval by the Silver King stockholders of each of the HSN Merger NASD Proposal and the Authorized Capital Stock Amendment Proposal. In addition, consummation of the HSN Merger is conditioned upon the consummation of the Savoy Merger and, therefore, is conditioned indirectly upon the approval by Silver King stockholders of the Savoy Merger NASD Proposal.

     The approval by Silver King's stockholders of each of (i) the issuance of shares of Silver King Common Stock pursuant to the Savoy Merger, (ii) the issuance of shares of Silver King Common Stock and Silver King Class B Common Stock pursuant to the HSN Transactions, (iii) the 1995 Stock Incentive Plan Proposal, and (iv) the Directors Stock Option Plan Proposal is required by, among other reasons described in this Joint Proxy Statement/Prospectus, the rules of the NASD governing corporations with securities listed on the Nasdaq National Market.

     Each of Mr. Diller and Liberty has agreed to vote or cause to be voted all Silver King Securities beneficially owned by such entities and their respective affiliates in favor of each Silver King Stockholder Proposal. As of the Silver King Record Date, the shares owned by Mr. Diller and Liberty and their respective affiliates constituted an aggregate of 503,618 shares of the outstanding Silver King Common Stock (consisting of 61,630 shares of Silver King Common Stock beneficially owned by Liberty HSN and 441,988 shares of Silver King Common Stock beneficially owned by Mr. Diller) and 2,000,000 shares of Silver King Class B Common Stock held by BDTV (as to which Mr. Diller has effective voting power), all of which shares are subject to the Stockholders Agreement, as defined and described herein, which shares represent approximately

7% of the outstanding Silver King Common Stock, 83% of the outstanding Silver King Class B Common Stock and 66% of the outstanding Total Voting Power as of the Silver King Record Date. Accordingly, in view of the votes required at the Silver King Meeting, approval of the election of at least four of the director nominees identified above and each of the Savoy Merger NASD Proposal, the HSN Merger NASD Proposal, the 1995 Stock Incentive Plan Proposal, the Directors Stock Option Plan Proposal and the Ratification of Auditors Proposal is assured, notwithstanding the vote of any other holders of Silver King Securities. However, approval of the Authorized Capital Stock Amendment Proposal is a condition to the consummation of the HSN Transactions, as to which proposal the holders of the Silver King Common Stock have a separate class vote. See "Savoy Merger and Related Transactions -- Related Agreements -- Stockholder Voting Agreements" and "-- Interests of Certain Persons in the Savoy Merger -- Silver King;" "Special Factors Relating to the HSN Transactions -- Background -- Relationship between Liberty and Mr. Diller -- The Diller-Liberty Stockholders Agreement" and "-- Interests of Certain Persons in the HSN Transactions; Conflicts of Interests -- Interests of Certain Persons in Silver King;" and
"HSN Merger Agreement and Related Transaction Agreements -- Related Agreements -- Stockholder Voting Agreements" for information with respect to voting and other agreements entered into by certain stockholders of Silver King, Savoy and HSN.

     Broker non-votes as to any Silver King Stockholder Proposal will not be counted for purposes of determining whether such Silver King Stockholder Proposal has been approved. Abstentions, although counted for purposes of determining whether there is a quorum at the Silver King Meeting, will not be voted. Because approval of the Authorized Capital Stock Amendment Proposal and the Class Vote Amendment Proposal require the vote of the holders of a majority of the outstanding shares of each of the Silver King Common Stock and Silver King Class B Common Stock, and because approval of the Name Change Proposal requires the vote of the holders of a majority of the Total Voting Power outstanding, abstentions and broker non-votes will have the same effect as votes against such proposals. Because abstentions and broker non-votes do not constitute votes cast, they will have no effect on the outcome of the other proposals.

     Savoy. Approval and adoption of the Savoy Stockholder Proposal require the affirmative vote of the holders of a majority of the outstanding shares of Savoy Common Stock entitled to vote thereon. Abstentions and broker non-votes will have the same effect as votes against the Savoy Stockholder Proposal. Certain directors and executive officers of Savoy, and certain other Savoy stockholders, holding in the aggregate approximately 29% of the Savoy Common Stock outstanding as of the Savoy Record Date, have agreed to vote shares of Savoy Common Stock owned by such person in favor of the Savoy Stockholder Proposal and against any action or other agreement that would impede, interfere with, delay, postpone or attempt to discourage the Savoy Merger. See "Savoy Merger and Related Transactions -- Related Agreements -- Stockholder Voting Agreements" for information with respect to voting agreements entered into by certain stockholders of Silver King and Savoy.

     HSN. Under the HSN Certificate and the Delaware General Corporation Law (the "DGCL"), approval and adoption of the HSN Stockholder Proposal require the affirmative vote of the holders of a majority of the voting power of the outstanding shares of HSN Common Stock and HSN Class B Common Stock entitled to vote thereon, voting together as a single class, with each share of HSN Class B Common Stock being entitled to ten votes and each share of HSN Common Stock being entitled to one vote. In addition, under the terms of the HSN Merger Agreement, consummation of the HSN Merger and the HSN Transactions is also conditioned upon the separate affirmative vote of the holders of a majority of the outstanding shares of HSN Common Stock present and voting at the HSN Meeting other than shares of HSN Common Stock held by Liberty HSN and its affiliates (the "HSN Special Vote"). Abstentions and broker non-votes will have the same effect as votes against the HSN Stockholder Proposal but will have no effect for purposes of the HSN Special Vote. Liberty HSN and certain of its affiliates, who, as of the HSN Record Date, had the right to vote an aggregate of 17,566,702 shares of HSN Common Stock and 20,000,000 shares of HSN Class B Common Stock, representing approximately 24% of the HSN Common Stock and 100% of the HSN Class B Common Stock outstanding as of such date, have agreed to vote such shares, or to cause such shares to be voted, in favor of the HSN Stockholder Proposal and against any alternative proposal. See "HSN Merger Agreement and Related Transaction Agreements -- Related Agreements -- Stockholder

Voting Agreements" for information with respect to voting agreements entered into by certain stockholders of Silver King and HSN.

  Effective Time of the Savoy Merger

     The Savoy Merger will become effective upon the filing of a certificate of merger (the "Savoy Certificate of Merger") with the Secretary of State of Delaware, or such later time as may be specified therein (the "Savoy Merger Effective Time"). The Savoy Certificate of Merger is expected to be filed as soon as practicable after the satisfaction or waiver of each of the conditions to consummation of the Savoy Merger, which is expected to occur as soon as practicable following receipt of stockholder approval at the Silver King Meeting and at the Savoy Meeting. See "Savoy Merger and Related Transactions -- Savoy Merger Agreement -- Conditions to the Savoy Merger" and "--Governmental Approvals."

  Effective Time of the HSN Merger

     The HSN Merger will become effective upon the filing of a certificate of merger (the "HSN Certificate of Merger") with the Secretary of State of Delaware (the "HSN Merger Effective Time"). The HSN Certificate of Merger is expected to be filed as soon as practicable after the satisfaction or waiver of each of the conditions to consummation of the HSN Merger, which is expected to occur as soon as practicable following receipt of stockholder approval at the Silver King Meeting and at the HSN Meeting. See "Special Factors Relating to the HSN Transactions -- Regulatory Approvals," and "HSN Merger Agreement and Related Transaction Agreements -- HSN Merger Agreement -- Conditions to the HSN Merger" and "-- Governmental Approvals."

OPINIONS OF CERTAIN FINANCIAL ADVISORS

  Silver King

     CS First Boston Corporation ("First Boston") has delivered its written opinion, dated August 13, 1996, to the Board of Directors of Silver King, stating that, as of such date and subject to the assumptions and qualifications set forth therein, the consideration to be paid pursuant to the Savoy Merger Agreement is fair to Silver King from a financial point of view. See "Savoy Merger and Related Transactions -- Opinions of Certain Financial Advisors." The full text of the opinion of First Boston regarding the Savoy transaction, which sets forth the assumptions made, matters considered and limitations on the review undertaken by First Boston, is attached as Appendix C to this Joint Proxy Statement/Prospectus. Silver King stockholders are urged to read such opinion carefully and in its entirety.

     In addition, First Boston has delivered its written opinion, dated August 25, 1996, to the Board of Directors of Silver King, stating that, as of such date and subject to the assumptions and qualifications set forth therein, the consideration to be paid pursuant to the HSN Transactions is fair to Silver King from a financial point of view. See "Special Factors Relating to the HSN Transactions -- Opinions of Certain Financial Advisors." The full text of the opinion of First Boston regarding the HSN Transactions, which sets forth the assumptions made, matters considered and limitations on the review undertaken by First Boston, is attached as Appendix D to this Joint Proxy Statement/ Prospectus. Silver King stockholders are urged to read such opinion carefully and in its entirety.

  Savoy

     Gleacher NatWest Inc. ("Gleacher") was retained by Savoy solely for the purpose of rendering opinions as to the fairness, from a financial point of view, of the Savoy Merger to Savoy's stockholders. Gleacher delivered its opinion on August 13, 1996 to the Savoy Board stating that, as of such date and subject to the assumptions and qualifications described to the Savoy Board, the consideration to be received by the Savoy stockholders in the Savoy Merger is fair to such stockholders from a financial point of view. Such opinion was confirmed by Gleacher's written opinions (subject to the assumptions and qualifications set forth therein) to the Savoy Board. See "Savoy Merger and Related Transactions -- Opinions of Certain Financial Advisors." The full text of the written opinion of Gleacher, dated August 13, 1996, which sets forth the assumptions made, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Appendix E to this Joint Proxy Statement/Prospectus and is incorporated herein by reference. Savoy stockholders are urged to read such opinion carefully and in its entirety.

  HSN

     Wasserstein Perella & Co., Inc. ("Wasserstein Perella") was retained by the special committee of independent directors of the HSN Board of Directors (the "HSN Special Committee") to act as its financial advisor and to render an opinion as to the fairness to HSN's stockholders (other than Liberty and its affiliates), from a financial point of view, of the HSN Common Conversion Ratio. On August 25, 1996, Wasserstein Perella delivered its oral opinion to the HSN Special Committee, confirmed by Wasserstein Perella's written opinion dated August 28, 1996 (the "Wasserstein Perella Opinion"), to the effect that, as of each such date and subject to the assumptions and qualifications set forth therein, the HSN Common Conversion Ratio in the HSN Merger is fair to the stockholders of HSN, other than Liberty and its affiliates, from a financial point of view. See "Special Factors Relating to the HSN Transactions -- Opinions of Certain Financial Advisors." The full text of the Wasserstein Perella Opinion, which sets forth the assumptions made, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Appendix F to this Joint Proxy Statement/Prospectus and is incorporated herein by reference. HSN stockholders are urged to read such opinion carefully and in its entirety.

RECOMMENDATIONS OF THE BOARDS OF DIRECTORS

  Silver King Board of Directors

     The Board of Directors of Silver King has unanimously approved the Savoy Merger Agreement and the Savoy Merger and believes that the Savoy Merger is fair to and in the best interests of Silver King and its stockholders, and unanimously recommends that Silver King stockholders vote for the approval of the issuance of shares of Silver King Common Stock pursuant to the Savoy Merger Agreement in the Savoy Merger. The primary factors considered and relied upon by the Silver King Board of Directors in reaching its recommendation in connection with the Savoy Merger NASD Proposal are described in "Savoy Merger and Related Transactions -- Reasons for the Savoy Merger -- Silver King's Reasons for the Savoy Merger."

     The Board of Directors of Silver King, other than Mr. Diller, who did not vote on the matters described in this paragraph, has unanimously approved the HSN Merger Agreement, the HSN Merger and the HSN Transactions and believes that the HSN Merger and the HSN Transactions are fair to and in the best interests of Silver King and its stockholders, and unanimously recommends that Silver King stockholders vote for approval of the issuance of Silver King Common Stock and Silver King Class B Common Stock in the HSN Transactions pursuant to the HSN Merger NASD Proposal. The primary factors considered and relied upon by the Silver King Board of Directors in reaching its recommendation in connection with the HSN Merger NASD Proposal are described in "Special Factors Relating to the HSN Transactions -- Fairness of the HSN Transactions; Recommendations -- Silver King."

     In connection with the Savoy Merger and the HSN Transactions, as well as for general corporate purposes, including possible future financings and acquisitions, the Board of Directors of Silver King (other than Mr. Diller, who did not participate in the voting on such matter) has unanimously approved and declared advisable each of the Authorized Capital Stock Amendment Proposal, the Name Change Proposal and the Class Vote Amendment Proposal and believes that each of the Authorized Capital Stock Amendment Proposal, the Name Change Proposal and the Class Vote Amendment Proposal is in the best interests of Silver King and its stockholders, and unanimously recommends that Silver King stockholders vote for approval of such proposal. See "Authorized Capital Stock Amendment Proposal," "Name Change Proposal" and "Class Vote Amendment Proposal."

     The Silver King Board of Directors unanimously recommends that Silver King stockholders vote for the election of each of the director nominees to the Silver King Board. See "Election of Silver King Directors."

     Based on the recommendation of the Compensation/Benefits Committee of the Board of Directors of Silver King (the "Compensation/Benefits Committee"), the Silver King Board has unanimously approved the 1995 Stock Incentive Plan Proposal, believes that such proposal is in the best interests of Silver King and its stockholders, and unanimously recommends that Silver King stockholders vote for approval of such proposal. The primary factors considered and relied upon by the Compensation/Benefits Committee and the Silver King Board of Directors in reaching the recommendation in connection with the 1995 Stock Incentive Plan Proposal are described in "1995 Stock Incentive Plan Proposal."

     Based on the recommendation of the Compensation/Benefits Committee, the Silver King Board has unanimously approved the Directors Stock Option Plan Proposal, believes that such proposal is in the best interests of Silver King and its stockholders, and unanimously recommends that Silver King stockholders vote for approval of such proposal. The primary factors considered and relied upon by the Compensation/Benefits Committee and the Silver King Board of Directors in reaching the recommendation in connection with the Directors Stock Option Plan Proposal are described in "Directors Stock Option Plan Proposal."

     Based on the recommendation of the Audit Committee of the Board of Directors of Silver King, the Silver King Board of Directors unanimously recommends that Silver King stockholders vote to ratify the appointment of Ernst & Young LLP pursuant to the Ratification of Auditors Proposal.

  Savoy Board of Directors

     On November 27, 1995, the Board of Directors of Savoy, by the unanimous vote of all directors present, approved the November Savoy Merger Agreement and the November Savoy Merger, stated that it believed that the November Savoy Merger was fair to and in the best interests of Savoy and its stockholders and unanimously recommended that Savoy stockholders vote for the approval and adoption of the November Savoy Merger Agreement and the November Savoy Merger. See "Savoy Merger and Related Transactions -- Background -- November Savoy Merger Agreement and TCI HSN Shares Acquisition." On August 13, 1996, the Savoy Board, by the unanimous vote of all directors present, approved the Savoy Merger Agreement Amendment and the Savoy Merger and stated that it believes the Savoy Merger is fair to and in the best interests of Savoy and its stockholders and unanimously recommends that Savoy stockholders vote for the approval and adoption of the Savoy Merger Agreement and the Savoy Merger. The primary factors considered and relied upon by the Savoy Board of Directors in reaching its recommendation are referred to in "Savoy Merger and Related
Transactions -- Reasons for the Savoy Merger -- Savoy's Reasons for the Savoy Merger."

  HSN Board of Directors

     On August 25, 1996, the HSN Special Committee recommended that the Board of Directors of HSN approve the HSN Transactions. Based on this recommendation and certain other factors, the Board of Directors of HSN (other than Mr. Diller and representatives of Liberty who did not vote) has approved the HSN Merger Agreement, the HSN Merger and the other HSN Transactions and has determined that the HSN Transactions are fair to and in the best interests of HSN and its stockholders (other than TCI and its affiliates) and recommends that HSN stockholders vote for the approval and adoption of the HSN Merger Agreement, the HSN Merger and the other HSN Transactions. The primary factors considered and relied upon by the HSN Board of Directors in reaching its recommendation are referred to in "Special Factors Relating to the HSN Transactions -- Fairness of the HSN Transactions; Recommendations."

THE DILLER-LIBERTY STOCKHOLDERS AGREEMENT

     Mr. Diller and Liberty are parties to a stockholders agreement, dated as of August 24, 1995 (the "August Stockholders Agreement"), as amended by the first amendment (the "First Amendment") thereto, dated as of August 25, 1996 (the First Amendment, together with the August Stockholders Agreement, the "Stockholders Agreement"), pursuant to which the parties thereto and certain of their affiliates have formed BDTV, which is the holder of record of 2,000,000 shares of Silver King Class B Common Stock (representing approximately 83% of the outstanding Silver King Class B Common Stock as of the Silver King Record

Date). Mr. Diller is the President of BDTV and beneficially owns all of the voting stock of BDTV. Liberty currently holds all of the non-voting common stock of BDTV, representing in excess of 99% of the equity of BDTV, which shares are convertible under certain circumstances into shares of BDTV voting common stock. Pursuant to the orders issued by the Federal Communications Commission (the "FCC") in connection with the transfer of control of Silver King to BDTV, implementation of the terms of the First Amendment is subject to review by the FCC. See "Risk Factors -- Regulation."

     In addition to the 2,000,000 shares of Silver King Class B Common Stock held by BDTV, Mr. Diller, Liberty and Arrow Holdings, LLC (an entity controlled by Mr. Diller ("Arrow")) collectively hold [503,618] shares of Silver King Common Stock (approximately 7% of the outstanding shares of Silver King Common Stock as of the Silver King Record Date). These Silver King Securities are subject to the terms of the Stockholders Agreement and represent in the aggregate approximately 66% of the Total Voting Power outstanding as of the Silver King Record Date. If the Savoy Merger and the HSN Merger are consummated (and without giving effect to any issuance of Silver King Securities pursuant to the Contingent Rights or the Exchange Agreement or any options to acquire HSN Common Stock or options to acquire Silver King Common Stock held by Mr. Diller), the Silver King Securities subject to the Stockholders Agreement will represent in the aggregate approximately 1.5% of the then-outstanding Silver King Common Stock, 22% of the then-outstanding combined common equity of Silver King and 71% of the then-outstanding Total Voting Power. Assuming that all Silver King Securities to be issued to Liberty pursuant to the Contingent Rights and the Exchange Agreement were issued (and after otherwise giving effect to the Savoy Merger and the HSN Merger but not to any other transaction that would require Silver King to issue additional Silver King Securities to Liberty or any HSN Options or options to acquire Silver King Common Stock held by Mr. Diller), the Silver King Securities subject to the Stockholders Agreement would represent in the aggregate approximately 19% of the then-outstanding Silver King Common Stock, 37% of the then-outstanding equity of Silver King and 78% of the then-outstanding Total Voting Power.

     Pursuant to the Stockholders Agreement, Mr. Diller exercises voting control over the Silver King Securities held by BDTV, Mr. Diller, Liberty, Arrow and certain of their affiliates, subject to certain restrictions on Mr. Diller's authority to vote such shares with respect to certain matters relating to Silver King and otherwise as provided in the Stockholders Agreement under "Fundamental Matters" (the "Extraordinary Matters"). See "Special Factors Relating to the HSN Transactions -- Background -- Relationship between Liberty and Mr. Diller -- The Diller-Liberty Stockholders Agreement". Pursuant to the Stockholders Agreement, Mr. Diller and Liberty have agreed that Silver King Securities owned by any of Mr. Diller, Liberty and certain of their affiliates will not be voted in favor of the taking of any action in connection with Extraordinary Matters except with the consent of each of Mr. Diller and Liberty.

     Pursuant to the Stockholders Agreement, each of Mr. Diller and Liberty has approved the taking of any action by any of Mr. Diller, BDTV or Silver King, which action is reasonably required or necessary or appropriate to approve and consummate the transactions (including the approval of the Silver King Stockholder Proposals as described in this Joint Proxy Statement/Prospectus) contemplated by the Savoy Merger Agreement and the HSN Merger Agreement (including pursuant to the Contingent Rights and the Exchange Agreement), provided that, with respect to the Savoy Merger, the parties to the Savoy Merger Agreement do not enter into or permit any material amendment to or waiver or modification of material rights or obligations thereunder without the prior written consent of Liberty, which consent will not be unreasonably withheld. In addition, the HSN Merger Agreement provides that it may not be amended in any manner that affects the rights, obligations, representations and warranties of Liberty HSN thereunder without the written consent of Liberty HSN. Pursuant to the Stockholders Agreement, all of the Silver King Securities subject thereto will be voted in favor of each of the Silver King Stockholder Proposals as to which such shares are entitled to be voted.

     In the Stockholders Agreement, Mr. Diller has agreed that, at any time following the consummation of the HSN Merger that Liberty or Liberty HSN is no longer a subsidiary of TCI (and provided that a change in law, rule or regulation or circumstance that would permit Liberty to exercise full ownership and control over its Silver King Securities (including its pro rata portion of Silver King Securities held by BDTV or any similar entity that may subsequently be created pursuant to the Stockholders Agreement to hold Silver King

Securities (each such entity, a "BDTV Entity") represented by Liberty's equity interest in any BDTV Entity), notwithstanding Silver King's ownership of broadcast licenses (the "Silver King Licenses") granted by the FCC (a "Change in Law") has not theretofore otherwise occurred), Liberty may request that Mr. Diller and Silver King use all reasonable efforts to take such actions as may be reasonably necessary in order that Liberty would be permitted to exercise full ownership rights with respect to the Silver King Securities owned by it (including its pro rata interest in any Silver King Securities held by any BDTV Entity) (a "Restructuring Transaction"). In the event that a Restructuring Transaction has not occurred within 365 days following Liberty's notice of its request (or earlier, in certain circumstances) and a Change in Law has not otherwise occurred, Liberty would be permitted, subject to certain limitations and rights of first refusal in favor of Mr. Diller, to sell its Silver King Securities without regard to the restrictions on transfer contained in the Stockholders Agreement, and such transferee would purchase the Silver King Securities free and clear of any rights (other than certain registration rights) or obligations under the Stockholders Agreement.

     The terms of the Stockholders Agreement are described more fully under "Special Factors Relating to the HSN Transactions -- Background -- Relationship between Liberty and Mr. Diller -- The Diller-Liberty Stockholders Agreement."

     In view of the number of shares of Silver King Class B Common Stock and Silver King Common Stock as to which BDTV or Mr. Diller will have voting power in connection with the matters described herein, it is anticipated that such persons will be able to control the outcome of any vote of stockholders as to any proposal or matter on which the holders of Silver King Common Stock and Silver King Class B Common Stock vote together as a single class (including the Savoy Merger NASD Proposal and the HSN Merger NASD Proposal) and the outcome of any matter as to which only the holders of Silver King Class B Common Stock vote as a separate class. In addition, in the event that Silver King stockholders approve the Class Vote Amendment Proposal and such amendment becomes effective under the DGCL, Mr. Diller, subject to the terms of the Stockholders Agreement, will effectively be able to control the outcome of all matters submitted to a vote or for the consent of Silver King stockholders (other than with respect to the election by the holders of Silver King Common Stock of 25% of the members of the Silver King Board of Directors (rounded up to the nearest whole number) and certain matters as to which a separate class vote of the holders of Silver King Common Stock is required under the DGCL).

SAVOY MERGER AND RELATED TRANSACTIONS

  General

     Effects of the Savoy Merger. Upon consummation of the Savoy Merger, Savoy will become an indirect wholly-owned subsidiary of Silver King.

     Conversion of Shares. Upon consummation of the Savoy Merger, each then-outstanding share of Savoy Common Stock (other than treasury shares and shares owned by Silver King or its wholly-owned subsidiaries) will automatically be converted into the right to receive 0.14 of a share of Silver King Common Stock. No fractional shares of Silver King Common Stock will be issued in the Savoy Merger. Cash proceeds from the sale by the exchange agent for the Savoy Merger (the "Savoy Exchange Agent") of the excess number of full shares of Silver King Common Stock delivered to the Savoy Exchange Agent by Silver King (which will equal the aggregate number of shares of Silver King Common Stock issuable to Savoy stockholders pursuant to the Savoy Merger Agreement) over the aggregate number of full shares of Silver King Common Stock to be distributed to holders of Savoy Common Stock pursuant to the Savoy Merger Agreement will be paid in lieu of fractional shares. Because the Savoy Conversion Ratio is fixed, the number of shares to be received by stockholders of Savoy upon consummation of the Savoy Merger will remain the same, regardless of whether the market price of Silver King Common Stock or Savoy Common Stock increases or decreases at any time, including after the date of this Joint Proxy Statement/Prospectus and after the dates of the Silver King Meeting and the Savoy Meeting. See "Risk Factors -- Fixed Conversion Ratio for Savoy Merger and HSN Merger" and "Savoy Merger and Related Transactions -- Opinions of Certain Financial Advisors."

     Assumption of Savoy Options, Warrants and Convertible Securities. Upon consummation of the Savoy Merger, each then-outstanding option to purchase Savoy Common Stock ("Savoy Options") and each outstanding warrant to purchase Savoy Common Stock ("Savoy Warrants") will be assumed by Silver King and converted into an option or warrant, as the case may be, to acquire that number of shares of Silver King Common Stock equal to the number of shares of Savoy Common Stock subject to such Savoy Option or Savoy Warrant multiplied by the Savoy Conversion Ratio with an exercise price per share of Silver King Common Stock equal to the exercise price in effect under such Savoy Option or Savoy Warrant immediately prior to the Savoy Merger Effective Time divided by the Savoy Conversion Ratio. To avoid fractional shares, the number of shares of Silver King Common Stock subject to an assumed Savoy Option or Savoy Warrant will be rounded up to the nearest whole share. The other terms of the Savoy Options, including vesting schedules, and of the Savoy Warrants will remain unchanged, except that such options will be amended to provide that provisions requiring the exercise (or termination) of Savoy Options within 90 days following, among other things, a merger of Savoy, will not be applicable to the Savoy Merger. Silver King will file a registration statement on Form S-8 with the Commission with respect to the issuance of Silver King Common Stock upon exercise of the assumed Savoy Options. As of the Savoy Record Date, Savoy Options to acquire an aggregate of 1,201,145 shares of Savoy Common Stock were issued and outstanding at exercise prices ranging from $3.92 to $20.75 per share and Savoy Warrants to purchase 550,000 shares of Savoy Common Stock were outstanding at exercise prices ranging from $12.00 (300,000 shares) to $25.00 (250,000 shares) per share. After giving effect to the Savoy Merger, the Savoy Options would be convertible into an aggregate of 168,160 shares of Silver King Common Stock at exercise prices ranging from $28.00 to $178.57 per share and the Savoy Warrants would be convertible into an aggregate of 77,000 shares of Silver King Common Stock at exercise prices ranging from $85.71 (42,000 shares) to $175.57 (35,000 shares) per share.

     Upon consummation of the Savoy Merger, the Savoy Debentures and a certain convertible note of Savoy (the "Savoy Note") will become convertible into that number of shares of Silver King Common Stock that the holders of the Savoy Debentures and the Savoy Note would have been entitled to receive in the Savoy Merger had the Savoy Debentures and the Savoy Note been converted into Savoy Common Stock immediately prior to the Savoy Merger Effective Time. As a result, after giving effect to the Savoy Merger, the Savoy Note will be convertible into approximately 134,615 shares of Silver King Common Stock. Pursuant to the Savoy Merger Agreement, Silver King will, pursuant to a supplemental indenture to the Savoy Indenture, become jointly liable with respect to, or otherwise guarantee the obligations of Savoy under, the Savoy Indenture.

  Interests of Certain Persons in the Savoy Merger

     Assuming approval at the Silver King Meeting of the 1995 Stock Incentive Plan Proposal, upon consummation of the Savoy Merger and the HSN Merger, the conditions in the grant to Mr. Diller of certain additional options to purchase shares of Silver King Common Stock at an exercise price of $30.75 per share pursuant to the 1995 Stock Incentive Plan will have been satisfied. In the event that the Savoy Merger is consummated and the HSN Merger is not consummated, Mr. Diller has been granted options to purchase 221,625 shares of Silver King Common Stock. If both the Savoy Merger and the HSN Merger are consummated, Mr. Diller has been granted options to purchase 625,000 shares of Silver King Common Stock. See "1995 Stock Incentive Plan Proposal -- New Plan Benefits -- The Stock Option Agreement; Other Option Grants."

     Upon consummation of the Savoy Merger, 500,000 shares of restricted Savoy Common Stock awarded to two of Savoy's senior executive officers will become fully vested and the restrictions on such stock will lapse. See "Savoy Merger and Related Transactions -- General -- Assumption of Options and Warrants; Restricted Stock; Savoy Debentures; Savoy Note."

     See "Savoy Merger and Related Transactions -- Interests of Certain Persons in the Savoy Merger."

  Representations and Warranties; Covenants

     In the Savoy Merger Agreement, Silver King and Savoy made a number of representations regarding their respective capital structures, operations, financial condition and other matters and agreed to take certain actions in connection with the Savoy Merger. The correctness of these representations and warranties at the closing date of the Savoy Merger is a condition to the consummation of the Savoy Merger, provided that, pursuant to the Savoy Merger Agreement Amendment, (i) the representations and warranties regarding Savoy's legal and contractual compliance exclude certain matters set forth in the Savoy Merger Agreement Amendment (including the financial performance of the Savoy Stations and of any Savoy films under development, production or distribution) and the proximate consequences thereof; and (ii) the representations and warranties regarding undisclosed liabilities and the absence of certain changes or events, as they relate to the operations of Savoy's business in the ordinary course, (a) cover only the period from August 13, 1996 to the closing date of the Savoy Merger,
(b) exclude certain matters set forth in the Savoy Merger Agreement Amendment (including the financial performance of the Savoy Stations and of any Savoy films under development, production or distribution), and (c) must be true and correct (without reference to any materiality standard) except to the extent their failure to be so true and correct would not significantly impair, or could reasonably be expected to significantly impair, the long-term value of Savoy (it being understood that this standard is very substantially in excess of a material adverse effect). See "Savoy Merger and Related Transactions -- Savoy Merger Agreement -- Representations and Warranties; Covenants."

     Savoy has agreed that it will not, directly or indirectly, solicit or encourage (including by furnishing nonpublic information) or take other action to facilitate any inquiries or the making of any offer to acquire all or any substantial part of the business and properties or capital stock of Savoy and its subsidiaries, subject to certain exceptions relating to the fiduciary duties of the Savoy directors. Savoy has also agreed, in certain circumstances relating to termination of the Savoy Merger Agreement, to pay to Silver King a breakup fee of $7.5 million (the "Breakup Fee"). Notwithstanding the foregoing, the Savoy Board of Directors, in the exercise of and as required by its fiduciary duties as determined in good faith by the Savoy Board of Directors, may (i) furnish information (including confidential information) concerning Savoy to a third party who makes an unsolicited request for such information for the purpose of making an Acquisition Proposal (as defined herein) and (ii) engage in discussion or negotiations with a third party who submits in writing an interest in making an Acquisition Proposal that the Savoy Board of Directors believes is reasonably capable of being consummated; provided that, in either case, Savoy notifies Silver King in writing of such request for information or Acquisition Proposal and keeps Silver King informed as to the status of any such discussions or negotiations.

     Silver King has agreed, if the Savoy Merger is consummated, to cause the surviving corporation of the Savoy Merger (the "Savoy Surviving Corporation") to fulfill all employment, severance, termination, consulting and retirement agreements, as in effect on November 27, 1995, pursuant to the terms thereof and applicable law. In addition, Silver King has agreed, if the Savoy Merger is consummated, to (i) assume all of the obligations under Savoy's existing indemnification agreements with directors and officers of Savoy as such agreements relate to the indemnification of such persons for expenses and liabilities arising from facts or events which occurred on or before the Savoy Merger Effective Time, (ii) include in the bylaws of the Savoy Surviving Corporation provisions identical to those set forth in Article VI of the bylaws of Savoy (the "Savoy Bylaws") as in effect on December 31, 1994, which provisions and Article Eighth of the Savoy Certificate of Incorporation (the "Savoy Certificate") as in effect as of November 27, 1995 will not be amended, repealed or otherwise modified for a period of six years from the Savoy Merger Effective Time in any manner that would adversely affect the rights on or prior to the Savoy Merger Effective Time of individuals who at the Savoy Merger Effective Time were directors, officers, agents or employees of Savoy, and (iii) except as otherwise agreed by the Executive Committee of the Savoy Board of Directors, cause the Savoy Surviving Corporation to purchase insurance coverage for the benefit of Savoy's existing officers and directors who are currently covered by Savoy's officers' and directors' liability insurance, which coverage will continue for up to three years following the Savoy Merger Effective Time and be on terms (to the extent commercially obtainable) substantially similar to Savoy's policies in respect of actions or omissions by such individuals occurring prior to the Savoy Merger Effective Time, provided that the Savoy Surviving Corporation shall not be obligated to pay aggregate premiums for the three-year period in excess of $750,000 for such coverage. See "Savoy Merger and Related Transactions -- Interests of Certain Persons in the Savoy
Merger -- Savoy -- Indemnification and Insurance" and "-- Savoy Merger
Agreement -- Representations and Warranties; Covenants."

  Conditions to the Savoy Merger; Savoy FCC Approvals

     In addition to the requirement that the Silver King stockholders approve the issuance of Silver King Common Stock in the Savoy Merger and that the Savoy stockholders approve and adopt the Savoy Merger Agreement, consummation of the Savoy Merger is subject to receipt of the approvals of the FCC in connection with the transfer of control of Savoy (the "Savoy FCC Approvals") and to a number of other conditions which, if not satisfied or waived, could cause the Savoy Merger not to be consummated and the Savoy Merger Agreement to be terminated. The parties received the Savoy FCC Approvals on August 16, 1996, which became final on October 2, 1996. See "Savoy Merger and Related Transactions -- Savoy Merger Agreement -- Conditions to the Savoy Merger."

  Voting Agreements

     At the time that the November Savoy Merger Agreement was entered into, certain officers, directors and significant stockholders of Savoy, who collectively owned approximately 29% of the outstanding Savoy Common Stock as of the Savoy Record Date, entered into an agreement with Silver King that they will vote such shares in favor of the Savoy Stockholder Proposal and against any alternative proposal (the "Savoy Stockholder Voting Agreement"). In connection with the Savoy Merger Agreement Amendment, such officers, directors and significant shareholders affirmed the obligations contained in the Savoy Stockholder Voting Agreement. In addition, Mr. Diller, Arrow, Liberty and BDTV, who collectively owned approximately 7% of the outstanding Silver King Common Stock and 83% of the outstanding Silver King Class B Common Stock as of the Silver King Record Date (which collectively represent approximately 66% of the Total Voting Power outstanding as of such date), entered into an agreement with Savoy that they will vote such shares in favor of the issuance of Silver King Common Stock pursuant to the Savoy Merger (the "Silver King Stockholder Voting Agreement"). Accordingly, approval of the Savoy Merger NASD Proposal is assured. In connection with the Savoy Merger Agreement Amendment, Mr. Diller, Arrow, Liberty and BDTV affirmed the obligations contained in the Silver King Stockholder Voting Agreement. See "Savoy Merger and Related
Transactions -- Related Agreements -- Stockholder Voting Agreements."

  Restrictions on Resale of Silver King Common Stock

     The shares of Silver King Common Stock issuable to stockholders of Savoy upon consummation of the Savoy Merger have been registered under the Securities Act. Such shares may be traded freely without restriction by those stockholders who are not deemed to be "affiliates," as that term is defined in the rules under the Securities Act, of Savoy or Silver King. Shares of Silver King Common Stock received by those stockholders of Savoy who are deemed to be affiliates of Savoy may be resold without registration under the Securities Act only as permitted by Rule 145 under the Securities Act or as otherwise permitted under the Securities Act. See "Savoy Merger and Related Transactions --Affiliates' Restrictions on Resale of Silver King Common Stock."

  Amendment or Termination of the Savoy Merger Agreement; Breakup Fee

     The Savoy Merger Agreement may be amended by the parties at any time before or after approval and adoption of the Savoy Merger Agreement by Silver King and Savoy stockholders; but, after any such stockholder approval has been obtained, no amendment may be made that by law requires the further approval of such stockholders without obtaining such further approval. Pursuant to the HSN Merger Agreement, consummation of the HSN Merger is conditioned upon consummation of the Savoy Merger. Pursuant to the Stockholders Agreement, Mr. Diller has agreed with Liberty that he will not permit any material amendment to or waiver or modification of material rights or obligations under the Savoy Merger Agreement without the prior written consent of Liberty, which consent shall not be unreasonably withheld. The Savoy Merger Agreement provides for the payment by Savoy of the Breakup Fee to Silver King under certain circumstances. See "Savoy Merger and Related Transactions -- Savoy Merger Agreement -- Amendment or Termination of the Savoy Merger Agreement; Breakup Fee."

  Certain Federal Income Tax Consequences

     The Savoy Merger will constitute a taxable exchange for federal income tax purposes. A Savoy stockholder will recognize gain or loss equal to the difference between (i) the fair market value of Silver King Common Stock and any cash in lieu of fractional shares received in the Savoy Merger and (ii) the stockholder's basis in the Savoy Common Stock exchanged therefor. Savoy stockholders are urged to consult their own tax advisors as to the tax consequences of the Savoy Merger. See "Savoy Merger and Related
Transactions -- Certain Federal Income Tax Matters."

  Accounting Treatment

     The Savoy Merger is intended to be treated as a purchase for accounting purposes in accordance with Accounting Principles Board Opinion No. 16, "Business Combinations," as amended. See "Savoy Merger and Related Transactions -- Accounting Treatment."

  No Dissenters' Rights

     Both Silver King and Savoy are incorporated in the State of Delaware, and, accordingly, are governed by the provisions of the DGCL. Pursuant to Section 262(b)(1) of the DGCL, the stockholders of Savoy are not entitled to appraisal rights in connection with the Savoy Merger because Savoy Common Stock is quoted on the Nasdaq National Market and such stockholders will receive as consideration in the Savoy Merger only shares of Silver King Common Stock, which shares will be listed on the Nasdaq National Market upon the closing of the Savoy Merger, and cash in lieu of fractional shares. In addition, the Silver King stockholders are not entitled to appraisal rights under Section 262 of the DGCL because, even though approval of such stockholders is required for the issuance of Silver King Common Stock in the Savoy Merger pursuant to NASD rules, Silver King is not a constituent corporation in the Savoy Merger itself.

  Comparison of Rights of Stockholders

     Upon consummation of the Savoy Merger, holders of Savoy Common Stock will become holders of Silver King Common Stock. As a result, their rights as stockholders, which are now governed by Delaware corporate law and the Savoy Certificate and Savoy Bylaws, will be governed by Delaware corporate law and the Silver King Certificate and the Silver King bylaws (the "Silver King Bylaws"). Because of certain differences between the provisions of the Savoy Certificate and the Savoy Bylaws and those of Silver King (including, without limitation, the existence of the Silver King Class B Common Stock which provides the holders thereof with the right to ten votes per share under most circumstances), the rights of Savoy stockholders as stockholders of Silver King after the Savoy Merger will be different from the rights of Savoy stockholders before the Savoy Merger. For a discussion of various differences between the rights of stockholders of Savoy and the rights of stockholders of Silver King, see "Comparison of Rights of Stockholders of Silver King, Savoy and HSN." For a discussion of the Stockholders Agreement, pursuant to which Mr. Diller and, in limited circumstances, Liberty will continue to control the outcome of most matters submitted to the Silver King stockholders, and will otherwise control the Silver King Board of Directors, see "Special Factors Relating to the HSN Transactions -- Background -- Relationship between Liberty and Mr. Diller -- The Diller-Liberty Stockholders Agreement."

HSN MERGER AND RELATED TRANSACTIONS

  General

     Effects of the HSN Merger. Pursuant to the HSN Merger Agreement, House will merge into HSN. HSN will be the surviving corporation; and Silver King will own at least 80.1% of the voting power and equity of the HSN Surviving Corporation and Liberty HSN will own not more than 19.9% of the voting power and equity of the HSN Surviving Corporation.

     Pre-HSN Merger Exchange. Pursuant to the HSN Merger Agreement, immediately prior to the HSN Merger Effective Time, 17,566,702 shares (subject to adjustment in certain circumstances) of HSN Common

Stock held by Liberty HSN, which shares constitute all of the HSN Common Stock held by Liberty and its affiliates, will be exchanged for an equal number of shares of House Common Stock, and 739,141 shares (subject to adjustment in certain circumstances) of the 20,000,000 shares of HSN Class B Common Stock held by Liberty HSN, which 20,000,000 shares represent all of the outstanding HSN Class B Common Stock, will be exchanged for an equal number of shares of House Class B Common Stock.

     Conversion of Shares. Upon consummation of the HSN Merger, (i) each outstanding share of HSN Common Stock (except for treasury shares and shares held by HSN or House following the Pre-HSN Merger Exchange, which will be cancelled) will be converted at the HSN Common Conversion Ratio into the right to receive 0.45 of a share of Silver King Common Stock; (ii) each outstanding share of HSN Class B Common Stock (except for shares held by HSN or House following the Pre-HSN Merger Exchange, which will be cancelled) will be converted at the HSN Class B Conversion Ratio into the right to receive 0.54 of a share of Silver King Class B Common Stock, a portion of which (up to 2,644,299 shares (subject to adjustment)), will not be issued at the time of the HSN Merger but will instead be represented by Silver King's contractual obligation to issue such shares upon the occurrence of certain events, and (iii) each outstanding share of House Common Stock and House Class B Common Stock, including those received by Liberty HSN in the Pre-HSN Merger Exchange, will be converted into, respectively, one share of HSN Surviving Corporation Common Stock or one share of HSN Surviving Corporation Class B Common Stock, as the case may be.

     No fractional shares of Silver King Common Stock will be issued in the HSN Merger. Cash proceeds from the sale by the exchange agent for the HSN Merger (the "HSN Exchange Agent") of the excess number of full shares of Silver King Common Stock delivered to the HSN Exchange Agent by Silver King (which will equal the aggregate number of shares of Silver King Common Stock issuable to HSN stockholders (other than Liberty and its controlled affiliates) pursuant to the HSN Merger Agreement) over the aggregate number of full shares of Silver King Common Stock to be distributed to holders of HSN Common Stock (other than Liberty and its controlled affiliates) pursuant to the HSN Merger Agreement will be paid in lieu of fractional shares. Because the HSN Common Conversion Ratio is fixed, the number of shares to be received by stockholders of HSN upon consummation of the HSN Merger will remain the same, regardless of whether the market price of Silver King Common Stock or HSN Common Stock increases or decreases prior to the HSN Merger, including after the date of this Joint Proxy Statement/Prospectus and after the dates of the Silver King Meeting and the HSN Meeting. See "Risk Factors -- Fixed Conversion Ratio for Savoy Merger and HSN Merger" and "Special Factors Relating to the HSN Transactions -- Opinions of Certain Financial Advisors."

     Assumption of HSN Options; HSN Debentures. Upon consummation of the HSN Merger, each then outstanding option to purchase HSN Common Stock ("HSN Options") will be assumed by Silver King and converted into an option to acquire that number of shares of Silver King Common Stock equal to the number of shares of HSN Common Stock subject to such HSN Option multiplied by the HSN Common Conversion Ratio with an exercise price per share of Silver King Common Stock equal to the exercise price in effect under such HSN Option immediately prior to the HSN Merger Effective Time divided by the HSN Common Conversion Ratio. To avoid fractional shares, the number of shares of Silver King Common Stock subject to an assumed HSN Option will be rounded up to the nearest whole share. The other terms of the HSN Options, including vesting schedules, will remain unchanged. Silver King will file a Registration Statement on Form S-8 with the Commission with respect to the issuance of Silver King Common Stock upon exercise of the assumed HSN Options. As of the HSN Record Date, HSN Options to acquire an aggregate of 18,815,810 shares of HSN Common Stock were issued and outstanding at exercise prices ranging from $3.25 to $14.75 per share.

     Pursuant to the HSN Indenture and the HSN Merger Agreement, upon consummation of the HSN Merger, the HSN Debentures will become convertible into that number of shares of Silver King Common Stock that the holders of the HSN Debentures would have been entitled to receive in the HSN Merger had the HSN Debentures been converted into HSN Common Stock immediately prior to the HSN Merger Effective Time. Pursuant to the HSN Merger Agreement, Silver King expects that it will become jointly liable with respect to the obligations of HSN by entering into a supplemental indenture to the HSN Indenture and will take appropriate actions to provide that resales of the HSN Debentures by the beneficial owners thereof will be registered under the Securities Act.

     Although consummation of the Savoy Merger is a condition to the parties' obligations pursuant to the HSN Merger Agreement, the Savoy Merger and the HSN Transactions are generally independent transactions, and it is possible that only the Savoy Merger will be consummated or that the Savoy Merger and the HSN Transactions both will be consummated but not at the same time.

     For a description of the HSN Merger Agreement, including certain representations and warranties of the parties thereto and conditions to the parties' obligations therein, see "HSN Merger Agreement and Related Transaction Agreements -- HSN Merger Agreement."

  The Contingent Rights

     In order to comply with certain regulatory restrictions on TCI's maximum beneficial ownership of Silver King Securities while at the same time allowing Silver King to own at least 80.1% of the voting power and equity of HSN, upon consummation of the HSN Merger, Silver King will not issue, and Liberty HSN will not receive, all of the shares of Silver King Class B Common Stock that otherwise would be issuable to Liberty HSN in exchange for the 19,260,859 shares of HSN Class B Common Stock to be owned by Liberty HSN at the time of the HSN Merger (after giving effect to the Pre-HSN Merger Exchange). See "Risk
Factors -- Regulation." Thus, instead of receiving 10,400,863 shares of Silver King Class B Common Stock in exchange therefor pursuant to the HSN Class B Common Conversion Ratio, at the time of the consummation of the HSN Merger, Liberty HSN will receive 7,756,564 shares of Silver King Class B Common Stock and the Contingent Rights to receive, subject to the satisfaction of certain conditions, the additional 2,644,299 shares. Both the number of shares of Silver King Class B Common Stock issuable to Liberty HSN upon the HSN Merger and the number of Contingent Rights Shares are subject to adjustment prior to the HSN Merger to allow Liberty HSN to receive at the HSN Merger Effective Time as many shares of Silver King Class B Common Stock as is permissible under the FCC Orders (as defined herein) and, accordingly, as few Contingent Rights Shares as required under applicable law.

     Silver King's obligation to issue the Contingent Rights Shares will expire upon the fifth anniversary of the HSN Merger Effective Time. Subsequent to the HSN Merger Effective Time, at such time and from time to time prior to the fifth anniversary thereof as Liberty HSN can own additional Silver King Securities (due to, among other things, a change in applicable FCC Regulations (as defined in the HSN Merger Agreement, the "FCC Regulations") or to the issuance to third parties (other than shares issued pursuant to the Exchange Agreement) by Silver King of stock (including upon the exercise of options or the conversion of convertible securities) that would reduce Liberty HSN's then-current percentage ownership of Silver King), Silver King will issue to Liberty HSN that number of Contingent Rights Shares as Liberty HSN will then be able to hold in accordance with applicable law. If, on the third anniversary of the HSN Merger Effective Time, there remain Contingent Rights Shares that have not been issued to Liberty HSN due solely to the failure to obtain or receive a required approval, consent or waiver from the FCC, then, on and after such date and until there are no remaining Contingent Rights Shares issuable, Liberty HSN will have the right to apply to the FCC for such consent or approval as may be necessary to permit the issuance to it of some or all of such remaining Contingent Rights Shares for the purpose of the disposition of such securities by Liberty HSN in an orderly manner (the "FCC Issuance Approval"). Upon receipt of the FCC Issuance Approval, Silver King will issue to Liberty HSN the number of Contingent Rights Shares for which approval has been granted plus an additional number of shares of Silver King Class B Common Stock such that after the taxable sale of all such shares so issued, would yield for Liberty HSN the net after-tax proceeds equal to the total fair market value of such Contingent Rights Shares as of the date of receipt of such shares. The total number of shares of Silver King Class B Common Stock so issued will be subject to any limitations imposed by the FCC Issuance Approval. See "HSN Merger Agreement and Related Transaction Agreements -- HSN Merger Agreement -- Contingent Rights."

  The Exchange

     Pursuant to the Exchange Agreement, subsequent to the HSN Merger and, in the case of Liberty HSN, after Silver King has issued all of the Contingent Rights Shares or otherwise is no longer obligated to issue any Contingent Rights Shares, at such time as Liberty HSN or its permitted transferee under the Stockholders Agreement can own additional Silver King Securities (due, in the case of Liberty HSN, to, among other things, a change in applicable FCC Regulations or to the issuance to third parties by Silver King of stock (including upon the exercise of options or the conversion of convertible securities) that would reduce Liberty HSN's then-current percentage ownership of Silver King), Liberty HSN or its permitted transferee will be obligated, subject to certain conditions, to exchange its shares of HSN Surviving Corporation Common Stock or HSN Surviving Corporation Class B Common Stock, as the case may be, for shares of Silver King Common Stock at the HSN Common Conversion Ratio and Silver King Class B Common Stock at the HSN Class B Conversion Ratio, respectively, to the extent so permitted. See "HSN Merger Agreement and Related Transaction Agreements -- HSN Merger Agreement -- Terms of Exchange Agreement."

  Representations and Warranties; Covenants

     In the HSN Merger Agreement, each of Silver King and HSN has made a number of representations regarding its respective capital structure, operations, financial condition and other matters, and agreed to take certain actions in connection with the HSN Merger. Liberty HSN also made a number of representations regarding, among other things, its ownership of shares of HSN Common Stock and HSN Class B Common Stock.

     In addition, Silver King has agreed, if the HSN Merger is consummated, to assume all of the obligations under HSN's existing indemnification agreements with directors and officers of HSN, as such agreements relate to the indemnification of such persons for expenses and liabilities arising from facts or events which occurred on or before the HSN Merger Effective Time or relating to the HSN Transactions; and, in any event, to provide to the current directors and officers of HSN the maximum indemnification protection permitted under the DGCL, the HSN Certificate and the Bylaws of HSN (the "HSN Bylaws"). See "Special Factors Relating to the HSN Transactions -- Interests of Certain Persons in the HSN Transactions; Conflicts of Interest -- Indemnification of HSN Directors and Officers Pursuant to the HSN Merger Agreement" and " -- Employment Arrangements," and "HSN Merger Agreement and Related Transaction Agreements -- HSN Merger Agreement -- Representations and Warranties; Covenants."

     Each of the parties to the HSN Merger Agreement has also agreed thereunder to vigorously defend against all actions, suits or proceedings in which such party is named as a defendant which seek to enjoin, restrain or prohibit the HSN Transactions or to seek damages with respect to such transactions. In addition, each party agreed not to settle any such action, suit or proceeding or fail to perfect on a timely basis any right to appeal any judgment rendered or order entered against such party therein without the consent of the other parties. See "HSN Merger Agreement and Related Transaction Agreements -- HSN Merger
Agreement -- Representations and Warranties; Covenants."

     Pursuant to the HSN Merger Agreement, Silver King has agreed that, promptly following the HSN Merger Effective Time, in accordance with applicable law and the Silver King Certificate and Silver King Bylaws, three members of the HSN Board of Directors who are legally permitted to serve as members of the Silver King Board will become members of the Silver King Board. The three members of the HSN Board of Directors currently expected to serve as directors of Silver King following consummation of the HSN Merger are James G. Held, General H. Norman Schwarzkopf and Eli J. Segal. See "Election of Silver King
Directors -- Information Regarding Directors, Nominees for Election as Directors and Certain Contemplated Directors."

  FCC Approval

     In addition to the requirement that the Silver King stockholders approve the issuance of Silver King Common Stock in the HSN Transactions and that the HSN stockholders approve and adopt the HSN Merger Agreement and the HSN Transactions, consummation of the HSN Transactions is conditioned upon, among other things, favorable review by, or, to the extent required, receipt of approval of, the FCC in connection with the HSN Transactions (including the contemplated amendments to the Stockholders Agreement contained in the First Amendment), the absence of additional restrictions or limitations in such approval or review, if any, on Silver King, Liberty or any affiliate of Liberty in the ownership of their respective assets or the operation of their respective businesses, and the absence of any order by the FCC requiring any changes to the Stockholders Agreement or the HSN Transactions (the "HSN FCC Approval"). In addition, consummation of the HSN Merger is conditioned upon consummation of the Savoy Merger. See "Risk Factors -- Regulation" and "-- Uncertainty of Pending Transactions" and "HSN Merger Agreement and Related Transaction
Agreements -- HSN Merger Agreement -- Governmental Approvals."

  Voting Agreements

     At the time that the HSN Merger Agreement was entered into, Liberty, Liberty HSN and certain of its affiliates, who collectively owned approximately 24% of the outstanding HSN Common Stock and 100% of the outstanding HSN Class B Common Stock as of the HSN Record Date, entered into an agreement with Silver King providing that they will vote such shares in favor of the HSN Stockholder Proposal and against any alternative proposal (the "HSN Stockholder Voting Agreement"). Such shares represent approximately 80% of the combined voting power of the HSN Common Stock and HSN Class B Common Stock. Accordingly, approval of the HSN Merger by the holders of HSN Common Stock and HSN Class B Common Stock is assured. The HSN Merger Agreement, however, also requires approval of the holders of HSN Common Stock (other than Liberty and its affiliates) voting in person or by proxy at the HSN Meeting, which approval is not assured. In addition, Mr. Diller, Arrow, Liberty and BDTV, who collectively owned approximately 7% of the outstanding Silver King Common Stock and 83% of the outstanding Silver King Class B Common Stock as of the Silver King Record Date (which collectively represent approximately 66% of the Total Voting Power outstanding as of such date), entered into an agreement with HSN providing that they will vote such shares in favor of the issuance of Silver King Common Stock pursuant to the HSN Transactions and any other related matter to be voted upon by Silver King stockholders (the "Second Silver King Stockholder Voting Agreement"). See "HSN Merger Agreement and Related Transaction
Agreements -- Related Agreements -- Stockholder Voting Agreements."

  Restrictions on Resale of Silver King Common Stock

     The shares of Silver King Common Stock issuable to stockholders of HSN upon consummation of the HSN Merger have been registered under the Securities Act. Such shares may be traded freely without restriction by those stockholders who are not deemed to be "affiliates," as that term is defined in the rules under the Securities Act, of HSN or Silver King. Shares of Silver King Common Stock received by those stockholders of HSN who are deemed to be affiliates of HSN (including Liberty and its affiliates) may be resold without registration under the Securities Act only as permitted by Rule 145 under the Securities Act or as otherwise permitted under the Securities Act. See "HSN Merger Agreement and Related Transaction Agreements -- Affiliates' Restrictions on Resale of Silver King Common Stock."

  Amendment or Termination of the HSN Merger Agreement

     The HSN Merger Agreement may be amended by agreement among Silver King, HSN and House (but, in the case of HSN, only upon recommendation by the HSN Special Committee), at any time before or after approval of the HSN Merger by Silver King and HSN stockholders; but, after any such stockholder approval has been obtained, no amendment may be made that by law requires the further approval of such stockholders without obtaining such further approval. In addition, no amendment to the HSN Merger Agreement may be made which affects the rights, obligations, representations or warranties of Liberty HSN without the consent of Liberty HSN. See "HSN Merger Agreement and Related Transaction Agreements -- HSN Merger Agreement -- Amendment or Termination of the HSN Merger Agreement."

  Certain Federal Income Tax Consequences

     It is intended that the HSN Merger and the issuance of the Contingent Rights Shares will constitute a tax-free transaction for federal income tax purposes as described in Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), and, accordingly, that except as otherwise noted in "Special Factors Relating to the HSN Transactions -- Certain Federal Income Tax Consequences of the HSN Transactions," no income, gain or loss will be recognized by any HSN stockholders upon the conversion of their shares of HSN Common Stock into shares of Silver King Common Stock by reason of the HSN Merger. No ruling from the IRS has been sought or received.

  Accounting Treatment of the HSN Merger

     The HSN Merger is intended to be treated as a purchase for accounting purposes in accordance with Accounting Principles Board Opinion No. 16, "Business Combinations," as amended. See "Special Factors Relating to the HSN Transactions -- Accounting Treatment."

  No Dissenters' Rights

     Both Silver King and HSN are incorporated in the State of Delaware, and, accordingly, are governed by the provisions of the DGCL. Pursuant to Section 262(b)(1) of the DGCL, the holders of HSN Common Stock are not entitled to appraisal rights in connection with the HSN Merger because HSN Common Stock is listed on the NYSE and such stockholders will receive as consideration in the HSN Merger only shares of Silver King Common Stock, which shares will be listed on the Nasdaq National Market upon the closing of the HSN Merger, and cash in lieu of fractional shares. In addition, Silver King stockholders are not entitled to appraisal rights under Section 262 of the DGCL because, even though approval of such stockholders is required for the issuance of Silver King Common Stock in the HSN Transactions pursuant to NASD rules, Silver King is not a constituent corporation in the HSN Merger itself.

  Comparison of Rights of Stockholders

     Upon consummation of the HSN Merger, holders of HSN Common Stock at the time of the HSN Merger will become holders of Silver King Common Stock. As a result, their rights as stockholders, which are now governed by DGCL and the HSN Certificate and the HSN Bylaws, will be governed by DGCL and the Silver King Certificate and Silver King Bylaws. Because of certain differences between the provisions of the HSN Certificate and the HSN Bylaws and those of Silver King (including, without limitation, certain differences between the voting rights of the Silver King Class B Common Stock and the HSN Class B Common Stock relating to number of shares of Silver King Class B Common Stock or HSN Class B Common Stock, as the case may be, that must be outstanding to entitle the holders of the Silver King Common Stock and the HSN Common Stock to separate class votes), the rights of HSN stockholders as stockholders of Silver King after the HSN Merger will be different from the rights of HSN stockholders before the HSN Merger. If the Class Vote Amendment Proposal is approved, holders of Silver King Common Stock and Silver King Class B Common Stock will only be entitled to separate class votes (i) when required under the DGCL or (ii) in the case of the Silver King Common Stock, to elect 25% of the Silver King directors. For a discussion of various differences between the rights of stockholders of HSN and the rights of stockholders of Silver King, see "Comparison of Rights of Stockholders of Silver King, Savoy and HSN." For a discussion of the Stockholders Agreement, pursuant to which Mr. Diller, and, in limited circumstances, Liberty, will continue to control the outcome of most matters submitted to the Silver King stockholders, and will otherwise control the Silver King Board of Directors, see "Special Factors Relating to the HSN
Transactions -- Background -- Relationship between Liberty and Mr. Diller -- The Diller-Liberty Stockholders Agreement."

  Related Agreements; Interests of Certain Persons in the HSN Merger

     Liberty HSN is an indirect wholly-owned subsidiary of Liberty, which, in turn, is a wholly-owned subsidiary of TCI. Liberty and Mr. Diller are parties to the Stockholders Agreement, pursuant to which

Mr. Diller exercises voting control over the equity securities of Silver King held by such persons and certain of their affiliates (which shares represent approximately 66% of the Total Voting Power of the outstanding Silver King Securities as of the Silver King Record Date), subject to certain exceptions. See "Savoy Merger and Related Transactions -- Interests of Certain Persons in the Savoy Merger -- Silver King" and "-- Interests in Silver King Securities and Options," and "Special Factors Relating to the HSN Transactions -- Background
-- Relationship between Liberty and Mr. Diller -- The Diller-Liberty Stockholders Agreement."

     TCI, through Liberty HSN's ownership of the TCI HSN Shares, exercises voting control over HSN, including generally with respect to all matters presented for the vote or consent of HSN stockholders. See "Special Factors Relating to the HSN Transactions -- Interests of Certain Persons in the HSN Transactions; Conflicts of Interest."

     Since August 24, 1995, Mr. Diller has been the Chairman of the Board and Chief Executive Officer of Silver King. Since November 24, 1995, Mr. Diller has been the Chairman of the Board of HSN and, since August 24, 1995, a director of HSN. In November 1995, Mr. Diller was granted options by the HSN Board to purchase an aggregate of 13,400,000 shares of HSN Common Stock at an exercise price of $8.50 per share (such options with respect to 100,000 shares were subsequently returned by Mr. Diller to HSN). In addition, Mr. Diller owns 100,000 shares of HSN Common Stock and also owns 441,988 shares of Silver King Common Stock and options to purchase 1,895,847 shares of Silver King Common Stock, of which options to purchase 473,962 shares are currently exercisable. See "Special Factors Relating to the HSN Transactions -- Interests of Certain Persons in the HSN Transactions; Conflicts of Interest."

     Upon consummation of the HSN Merger, the condition to the grant to Mr. Diller by the Silver King Board of Directors of certain additional options to purchase shares of Silver King Common Stock at an exercise price of $30.75 per share will have been satisfied. In the event that both the Savoy Merger and the HSN Transactions are consummated, Mr. Diller has been granted options to purchase 625,000 shares of Silver King Common Stock. All such grants are subject to Silver King stockholder approval of the 1995 Stock Incentive Plan. See "1995 Stock Incentive Plan Proposal -- New Plan Benefits."

MARKET PRICE DATA

  Silver King

     Silver King Common Stock has been traded on the Nasdaq National Market under the symbol "SKTV" since August 26, 1993 and has been publicly traded since December 28, 1992. Each share of Silver King Class B Common Stock is convertible into one share of Silver King Common Stock. The following table sets forth the range of high and low closing sale prices reported on the Nasdaq National Market for Silver King Common Stock for the periods indicated:

                                                                        HIGH         LOW
                                                                      --------     -------
    Fiscal Year Ended August 31, 1994
      First Quarter.................................................  $ 20.50      $12.25
      Second Quarter................................................  $ 13.00      $ 8.50
      Third Quarter.................................................  $ 13.50      $ 8.25
      Fourth Quarter................................................  $ 12.75      $ 9.50
    Fiscal Year Ended August 31, 1995
      First Quarter.................................................  $ 12.25      $ 9.50
      Second Quarter................................................  $ 11.25      $ 9.00
      Third Quarter.................................................  $ 15.00      $ 9.25
      Fourth Quarter................................................  $ 39.375     $14.00
    Fiscal Period Ended December 31, 1995*
      September 1, 1995 through December 31, 1995...................  $ 37.75      $28.75
    Fiscal Year Ended December 31, 1996
      First Quarter.................................................  $ 33.75      $28.00
      Second Quarter................................................  $ 34.00      $28.50
      Third Quarter.................................................  $ 29.813     $23.25
      Fourth Quarter (through             , 1996)...................  $            $

------------
* On November 1, 1995, Silver King announced that, effective January 1, 1996, its fiscal year end would be changed to a calendar year end.

  Savoy

     Savoy Common Stock has been traded on the Nasdaq National Market under the symbol "SPEI" since March 18, 1993. The following table sets forth the range of high and low closing sale prices reported on the Nasdaq National Market for Savoy Common Stock for the periods indicated:

                                                                        HIGH         LOW
                                                                      --------     -------
    Fiscal Year Ended December 31, 1994
      First Quarter.................................................  $ 20.50      $14.625
      Second Quarter................................................  $ 15.00      $10.50
      Third Quarter.................................................  $ 13.25      $11.00
      Fourth Quarter................................................  $ 11.75      $ 6.125
    Fiscal Year Ended December 31, 1995
      First Quarter.................................................  $  8.625     $ 6.00
      Second Quarter................................................  $  9.375     $ 7.750
      Third Quarter.................................................  $  9.50      $ 6.578
      Fourth Quarter................................................  $  7.00      $ 4.75
    Fiscal Year Ended December 31, 1996
      First Quarter.................................................  $  6.125     $ 4.875
      Second Quarter................................................  $  6.125     $ 4.875
      Third Quarter.................................................  $  5.375     $ 2.50
      Fourth Quarter (through             , 1996)...................  $            $

  HSN

     HSN Common Stock has been traded on the NYSE under the symbol "HSN" since June 20, 1990. Each share of HSN Class B Common Stock is convertible into one share of HSN Common Stock. The following table sets forth the range of high and low sales prices reported on the NYSE for HSN Common Stock for the periods indicated:

                                                                        HIGH         LOW
                                                                      --------     -------
    Fiscal Year Ended December 31, 1994
      First Quarter.................................................  $ 14.75      $11.75
      Second Quarter................................................  $ 14.375     $ 9.75
      Third Quarter.................................................  $ 12.875     $10.625
      Fourth Quarter................................................  $ 11.50      $ 9.625
    Fiscal Year Ended December 31, 1995
      First Quarter.................................................  $ 10.00      $ 7.875
      Second Quarter................................................  $  8.50      $ 6.50
      Third Quarter.................................................  $ 10.75      $ 8.375
      Fourth Quarter................................................  $  9.875     $ 8.00
    Fiscal Year Ended December 31, 1996
      First Quarter.................................................  $ 11.75      $ 8.25
      Second Quarter................................................  $ 15.00      $10.25
      Third Quarter.................................................  $ 12.50      $ 9.625
      Fourth Quarter (through             , 1996)...................  $            $

  Comparative Share Prices

     The following table sets forth the closing sale prices per share of Silver King Common Stock and Savoy Common Stock on the Nasdaq National Market on November 22, 1995, the last full trading day before the announcement of the execution of the November Savoy Merger Agreement, on August 12, 1996, the last full trading day before the announcement of the Savoy Merger Agreement
Amendment, and on [            ], 1996, the latest practicable trading day
before the printing of this Joint Proxy Statement/Prospectus, and the implied per share prices for Savoy Common Stock based on the Silver King Common Stock prices:

                                                 SILVER KING         SAVOY             SAVOY
                                                 COMMON STOCK     COMMON STOCK     IMPLIED PRICE
                                                 ------------     ------------     -------------
    November 22, 1995..........................   $  30.75          $  4.94          $  6.15  (1)
    August 12, 1996............................   $  25.9375        $  4.625         $  3.6313(2)
    [            ], 1996.......................   $  [      ]       $  [    ]        $  [     ](2)

---------------

(1) Represents the implied price of one share of Savoy Common Stock in the November Savoy Merger calculated by multiplying the closing sale price per share of Silver King Common Stock on such date by the conversion ratio of .20 that Savoy stockholders were to receive pursuant to the November Savoy Merger Agreement. See "Savoy Merger and Related Transactions -- Background."

(2) Represents the implied price of one share of Savoy Common Stock in the Savoy Merger calculated by multiplying the closing sale price per share of Silver King Common Stock on such date by the Savoy Conversion Ratio.

    Silver King and Savoy have never paid cash dividends on their respective shares of common stock. Silver King does not anticipate paying cash dividends on the Silver King Common Stock.

     The following table sets forth the closing sales prices per share of Silver King Common Stock on the Nasdaq National Market and of HSN Common Stock on November 22, 1995, the last full trading day before the announcement of the TCI HSN Shares Acquisition (as defined herein), on August 23, 1996, the last full trading day before the announcement of the proposed HSN Merger, and on
[          ], 1996, the latest practicable trading day before the printing of this Joint Proxy Statement/Prospectus, and the implied per share prices for HSN Common Stock based on the Silver King Common Stock prices. HSN Class B Common Stock is convertible on a share-for-share basis into HSN Common Stock.

                                                 SILVER KING          HSN               HSN
                                                 COMMON STOCK     COMMON STOCK     IMPLIED PRICE
                                                 ------------     ------------     -------------
    November 22, 1995..........................    $  30.75         $  8.375         $   8.50 (1)
    August 23, 1996............................    $  29.50         $ 11.25          $  13.275(2)
    [            ], 1996.......................    $  [    ]        $ [     ]        $  [     ](2)

---------------
(1) Represents the implied price of one share of HSN Common Stock in the TCI HSN Shares Acquisition calculated by multiplying the closing sale price per share of Silver King Common Stock on such date by the conversion ratio that Liberty was to receive for its shares of HSN Common Stock pursuant to the TCI HSN Shares Acquisition. See "Savoy Merger and Related Transactions -- Background."

(2) Represents the implied price of one share of HSN Common Stock in the HSN Transactions calculated by multiplying the closing sale price per share of Silver King Common Stock on such date by the HSN Common Conversion Ratio. Based on the HSN Class B Conversion Ratio and assuming that the value of Silver King Class B Common Stock equals the market price of Silver King Common Stock, the implied prices for HSN Class B Common Stock as of August
    23, 1996 and [          ], 1996 would be $15.93 and $[          ],
    respectively.

     HSN has never paid a cash dividend on the HSN Common Stock.

THE AUTHORIZED CAPITAL STOCK AMENDMENT PROPOSAL

     Article IV of the Silver King Certificate currently authorizes 30,000,000 shares of Silver King Common Stock, 2,415,945 shares of Silver King Class B Common Stock and 50,000 shares of Silver King Preferred Stock. Pursuant to the Authorized Capital Stock Amendment Proposal, the authorized shares of such Silver King capital stock would be increased to 150,000,000 shares of Silver King Common Stock, 30,000,000 shares of Silver King Class B Common Stock and 15,000,000 shares of Silver King Preferred Stock. Such authorized but unissued capital stock may be used for general corporate purposes, including for possible future acquisitions. An increase in the authorized Silver King Common Stock and Silver King Class B Common Stock is required to consummate the HSN Transactions.

THE NAME CHANGE PROPOSAL

     Article I of the Silver King Certificate states the corporate name of Silver King. The Name Change Proposal provides that, upon the consummation of the HSN Merger, Article I of the Silver King Certificate will be amended to state that the corporate name will be "HSN, Inc." If approved, the Name Change Proposal will not be effected unless and until the HSN Merger is consummated.

THE CLASS VOTE AMENDMENT PROPOSAL

     In addition, Article IV of the Silver King Certificate provides that, so long as there are at least 2,280,000 shares of Silver King Class B Common Stock outstanding, the holders of Silver King Common Stock and Silver King Class B Common Stock will vote as separate classes in connection with certain matters, including any merger, reorganization, liquidation, sale or transfer of substantially all of the assets of Silver King, or any amendment to the Silver King Certificate, and the holders of Silver King Class B Common Stock will vote as a single class with the holders of Silver King Common Stock on all other matters submitted to a vote or for the consent of Silver King stockholders, with each share of Silver King Class B Common Stock entitled to ten votes and each share of Silver King Common Stock entitled to one vote. Pursuant to Article IV, in the event that there are fewer than 2,280,000 shares of Silver King Class B Common Stock outstanding, the separate class vote described above is not required under the Silver King Certificate. The Class Vote Amendment Proposal provides that the Silver King Certificate be amended to eliminate these provisions providing for a separate class vote of the holders of each of the Silver King Common Stock and the Silver King Class B Common Stock, except that such amendments would not eliminate the provisions of the Silver King Certificate providing for the election by the holders of Silver King Common Stock, voting as a separate class, of 25% of the members of the Silver King Board of Directors (rounded up to the nearest whole number) or affect requirements of the DGCL that mandate a separate class vote.

ELECTION OF DIRECTORS

     At the Silver King Meeting, Silver King stockholders will be asked to elect the following six director nominees: Barry Diller, Victor A. Kaufman, Jonathan Oxendine, Bruce M. Ramer, Sidney J. Sheinberg and Richard E. Snyder, two of whom (Messrs. Ramer and Sheinberg) have been selected to stand for election by the holders of Silver King Common Stock voting as a separate class and the remainder of whom will stand for election by the holders of Silver King Common Stock and Silver King Class B Common Stock voting together as a class, with each share of Silver King Class B Common Stock entitled to ten votes and each share of Silver King Common Stock entitled to one vote. Pursuant to the HSN Merger Agreement, following consummation of the HSN Merger, three members of the HSN Board of Directors will become directors of Silver King. In the event that Mr. Kaufman is elected to the Silver King Board and the Savoy Merger is not consummated, Mr. Kaufman will thereupon resign from the Silver King Board. See "Special Factors Relating to the HSN Transactions -- Interests of Certain Persons in the HSN Transactions; Conflicts of Interest -- Continuing HSN Directors."

SILVER KING 1995 STOCK INCENTIVE PLAN

     The Compensation/Benefits Committee has approved and recommended, and, based on such approval, the Silver King Board has approved and recommended, that Silver King stockholders approve the 1995 Stock Incentive Plan, which authorizes the grant, under certain circumstances, of options to purchase an aggregate of 1,500,000 shares of Silver King Common Stock for all such grants, at an exercise price equal to the fair market value of the Silver King Common Stock on the date of grant, as determined pursuant to the 1995 Stock Incentive Plan, to officers, key employees or consultants of Silver King. Pursuant thereto, and subject to consummation of each of the Savoy Merger and the HSN Merger and to approval of the 1995 Stock Incentive Plan by Silver King stockholders, the Compensation/Benefits Committee has granted to Mr. Diller options to purchase 625,000 shares of Silver King Common Stock at an exercise price of $30.75 per share, which options will be reduced to 221,625 shares in the event that only the Savoy Merger is consummated, and which grant will be cancelled in full if neither the Savoy Merger nor the HSN Merger is consummated. Based upon the number of Silver King Securities as to which Mr. Diller has voting control with respect to such matter, and Mr. Diller's intention to vote such shares in favor of the 1995 Stock Incentive Plan Proposal, the approval by Silver King stockholders of such proposal is assured notwithstanding the vote of any other Silver King stockholders. The 1995 Stock Incentive Plan is described in greater detail in this Joint Proxy Statement/Prospectus, see "1995 Stock Incentive Plan Proposal," and is attached as Appendix G to this Joint Proxy Statement/ Prospectus.

SILVER KING DIRECTORS STOCK OPTION PLAN

     The Compensation/Benefits Committee has approved and recommended, and based on such approval the Silver King Board has approved and recommended, that Silver King stockholders approve the Silver King Directors Stock Option Plan for Silver King's non-employee directors. In connection with, and subject to Silver King stockholder approval of, the Directors Stock Option Plan Proposal, the Silver King Board, based upon the recommendation of the Compensation/Benefits Committee, terminated the current stock option plan for Silver King's non-employee directors. No further grants will be made under that plan; however, prior grants under the former plan will remain outstanding and unaffected by these actions. Under the Directors Stock Option Plan, each Silver King director who becomes a director of Silver King on or after February 13, 1996 and who is not an employee of Silver King will receive an annual grant of options to purchase 5,000 shares of Silver King Common Stock in each year that such director serves as a director of Silver King, which grant will generally become vested over three years, with an exercise price equal to the fair market value of Silver King Common Stock on the date of grant. Based upon the number of Silver King Securities as to which Mr. Diller has voting control with respect to such matter, and Mr. Diller's intention to vote such shares in favor of the Directors Stock Option Plan Proposal, the approval by Silver King stockholders of such proposal is assured notwithstanding the vote of any other Silver King stockholders. The Directors Stock Option Plan is described in greater detail in this Joint Proxy Statement/Prospectus, see "Directors Stock Option Plan Proposal," and is attached as Appendix H to this Joint Proxy Statement/ Prospectus.

RATIFICATION OF INDEPENDENT AUDITORS

     At the Silver King Meeting, Silver King stockholders will be asked to ratify the appointment of Ernst & Young LLP as the independent auditors of the consolidated financial statements of Silver King and its subsidiaries for the fiscal year ending December 31, 1996. Based upon the number of Silver King Securities as to which Mr. Diller has voting control with respect to such matter, and Mr. Diller's intention to vote such shares in favor of this proposal, the approval by Silver King stockholders of such proposal is assured notwithstanding the vote of any other Silver King stockholders.

                       SELECTED HISTORICAL FINANCIAL DATA
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

SILVER KING

                               SIX MONTHS   SIX MONTHS   FOUR MONTHS
                                 ENDED        ENDED         ENDED                      YEARS ENDED AUGUST 31,
                                JUNE 30,     JUNE 30,    DECEMBER 31,   ----------------------------------------------------
                                  1996         1995          1995         1995       1994       1993       1992       1991
                               ----------   ----------   ------------   --------   --------   --------   --------   --------
Revenues(1)..................   $ 22,036     $ 22,825      $ 15,980     $ 47,918   $ 46,563   $ 46,136   $ 46,729   $ 26,551
Income (loss) before
  cumulative effect of change
  in accounting principle for
  income
  taxes(2)...................     (1,058)         973        (2,882)         115       (899)    (6,386)   (15,222)   (18,229)
Net income (loss)(3).........     (1,058)         973        (2,882)         115     (3,878)    (6,386)   (15,222)   (18,229)
Net income (loss) per share:
Income (loss) per share
  before cumulative
  effect(4)..................       (.11)         .11          (.31)         .01       (.10)      (.72)        --         --
Per share cumulative
  effect(4)..................         --           --            --           --       (.34)        --         --         --
                                --------     --------      --------     --------   --------   --------   --------   --------
Net income (loss) per common
  share(4)...................       (.11)         .11          (.31)         .01       (.44)      (.72)        --         --
Total assets.................    131,446      140,666       136,670      142,917    145,488    153,718    153,491    172,373
Total long-term
  obligations................     89,480      105,319        95,980       97,937    114,525    128,210    227,456    240,985
Stockholders' equity.........      8,191        4,572         7,471        9,278      2,614
Working capital..............      6,350        5,904         7,553        6,042      1,553
Total assets less
  intangibles................     76,141       76,003        76,686       79,814     72,996
Book value per share(10).....        .86                        .80         1.01

SAVOY

                                                      SIX MONTHS                                            PERIOD FROM
                                                        ENDED             YEARS ENDED DECEMBER 31,          INCEPTION TO
                                                       JUNE 30,      ----------------------------------     DECEMBER 31,
                                                         1996        1995(5)      1994(6)      1993(6)          1992
                                                      ----------     --------     --------     --------     ------------
Revenues............................................   $ 66,961      $ 92,599     $ 85,763     $  7,052       $     --
Income (loss) before extraordinary item.............    (59,732)      (73,744)     (59,453)     (12,515)           902
Net income (loss)...................................    (65,259)      (73,744)     (59,453)     (12,515)           902
Net income (loss) per share:
Income (loss) per share before extraordinary item...      (2.02)        (2.49)       (2.58)        (.71)           .06
Extraordinary item per share........................       (.18)           --           --           --             --
                                                       --------      --------     --------     --------       --------
Net income (loss) per share.........................      (2.20)        (2.49)       (2.58)        (.71)           .06
Total assets........................................    448,153       630,254      356,752      402,709        165,862
Total long-term obligations.........................    177,869       185,620       51,804      138,483         26,875
Book value per share(10)............................       5.07          7.27

HSN

                          SIX MONTHS   SIX MONTHS                                      FOUR MONTHS        YEARS ENDED
                            ENDED        ENDED          YEARS ENDED DECEMBER 31,          ENDED           AUGUST 31,
                           JUNE 30,     JUNE 30,    --------------------------------   DECEMBER 31,   -------------------
                             1996         1995        1995        1994        1993       1992(12)     1992(12)   1991(12)
                          ----------   ----------   --------   ----------   --------   ------------   --------   --------
Net sales (7)............  $499,601     $441,274    $919,796   $1,014,981   $954,369     $324,155     $970,743   $944,779
Earnings (loss) before
  extraordinary item.....     7,209      (18,535)    (61,883)(8)     17,701  (15,539)(9)      5,140     37,405     (9,599)(13)
Net earnings (loss)......     7,209      (18,535)    (61,883)(8)     16,777  (22,781)(9)      5,140     37,293     (8,945)(13)
Net earnings (loss) per
  share:
Earnings (loss) per share
  before extraordinary
  item...................       .07         (.21)       (.69)         .19       (.18)         .06          .42       (.11)
Extraordinary item per
  share..................        --           --          --         (.01)      (.08)          --           --        .01
                           --------     --------    --------    ---------   --------     --------     --------   --------
Net earnings (loss) per
  share..................       .07         (.21)       (.69)         .18       (.26)         .06          .42       (.10)
Total assets.............   417,910      429,150     436,295      446,499    501,143      477,913      519,670    565,036
Total long-term
  obligations, net(14)...   118,079       77,365     135,810       27,491     86,927      159,191      172,856    205,042
Stockholders' equity.....   148,061      166,259     125,061      206,443
Working capital..........    14,056        7,467       7,571       23,073
Total assets less
  intangibles............   414,843      432,294     422,362      439,233
Book value per share(10)-
  Common Stock...........      1.56                     1.38
  Class B Common Stock...      1.56                     1.38

         UNAUDITED SELECTED PRO FORMA COMBINED CONDENSED FINANCIAL DATA
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

COMBINED TRANSACTION

                                                   SIX MONTHS                            SAVOY ADJUSTED
                                                      ENDED          YEAR ENDED            YEAR ENDED
                                                  JUNE 30, 1996   DECEMBER 31, 1995   DECEMBER 31, 1995(5)
                                                  -------------   -----------------   --------------------
Revenues........................................   $   567,998       $ 1,017,574           $1,052,353
Income (loss) before extraordinary item.........       (59,614)         (165,266)            (166,969)
  Loss before extraordinary item per common
     share......................................         (1.05)            (2.93)               (2.96)
Total assets....................................     2,052,656
Total long-term obligations.....................       385,428
Book value per share(10)........................         19.16
Savoy per share equivalent(11):
  Loss before extraordinary item................         (0.15)            (0.41)               (0.41)
  Book value....................................          2.68
HSN per share equivalent(11):
  Common Stock:
     Loss before extraordinary item.............          (.47)            (1.32)               (1.33)
     Book value.................................          8.62
  Class B Common Stock:
     Loss before extraordinary item.............         (0.57)            (1.58)               (1.60)
     Book value.................................         10.35

SAVOY MERGER

                                                   SIX MONTHS                            SAVOY ADJUSTED
                                                      ENDED          YEAR ENDED            YEAR ENDED
                                                  JUNE 30, 1996   DECEMBER 31, 1995   DECEMBER 31, 1995(5)
                                                  -------------   -----------------   --------------------
Revenues........................................   $    88,997       $   139,227           $  174,006
Income (loss) before extraordinary item.........       (59,483)          (76,747)             (78,450)
  Loss before extraordinary item per common
     share......................................         (4.35)            (5.77)               (5.90)
Total assets....................................       571,344
Total long-term obligations.....................       267,349
Book value per share(10)........................          8.84
Savoy per share equivalent(11):
  Loss before extraordinary item................         (0.61)            (0.81)               (0.83)
  Book value....................................          1.24

                        NOTES TO SELECTED FINANCIAL DATA

 (1) Beginning in fiscal year 1992, Silver King recognized revenue based on an hourly fee plus commission on HSN's net sales in certain circumstances. Prior to fiscal year 1992, Silver King recognized only commission revenue based on HSN's net sales. The net revenue includes sales from Silver King's video production subsidiary, Telemation, Inc.

 (2) In fiscal year 1994, Silver King adopted Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes." The cumulative effect of the accounting change resulted in a charge of approximately $3.0 million. Prior years' financial statements were not restated.

 (3) Beginning in fiscal year 1992, Silver King was charged interest based on the historical cost of certain television stations to HSN and HSN's then cost of long-term borrowings in connection with the acquisition of the Silver King stations. In fiscal year 1993, Silver King was charged interest expense on its note payable to Home Shopping Network Capital Corporation, a wholly-owned subsidiary of HSN ("HSNCC"), at a rate of 9.5% per annum. In fiscal year 1994, Silver King paid interest to HSNCC until August 1, 1994 when Silver King repaid the long-term obligation to HSNCC.

 (4) Silver King loss per share information for fiscal 1992 and 1991 have been omitted due to lack of comparability prior to the Distribution (as defined herein).

 (5) The results of operations for WVUE-TV, WALA-TV, and KHON-TV are included in Savoy's consolidated results of operations since acquisition on August 22, 1995 and the results of operations for WLUK-TV are included in Savoy's consolidated results of operations since acquisition on April 28, 1995. "Savoy Adjusted" unaudited selected pro forma combined condensed financial data reflects these transactions as if they had occurred as of January 1, 1995.

 (6) The results of operations include non-cash charges ($22.6 million in 1994 and $2.3 million in 1993) to induce conversion of debt and there were corresponding increases in paid in capital and net worth.

 (7) During the six months ended June 30, 1996, HSN changed the classification of shipping and handling revenues from a component of "Net Sales" to an offset to the related fulfillment costs incurred by HSN recorded in "Cost of Sales." All periods presented herein have been adjusted to conform to this change in classification.

 (8) HSN's gross profit declined to 34.5% of net sales for the year ended December 31, 1995 from 39.0% for the year ended December 31, 1994. This was due in part to an inventory carrying value adjustment of $12 million taken in the fourth quarter of 1995. Loss from continuing operations for HSN included restructuring charges of $4.1 million related to the closing of a fulfillment center and $11.9 million of other charges primarily due to severance payments arising from work force reductions. It also included pre-tax charges for lawsuit settlements and reserves of $6.4 million, a $4.7 million charge related to the write down of idle equipment, $2.4 million related to the write-off of name lists and $0.8 million related to bank fees.

 (9) The gross profit of HSN declined to 35.9% for the year ended December 31, 1993, from 41.9% for the year ended August 31, 1992, primarily due to the liquidation of inventory at less than cost. In 1993, HSN charged $13 million to other income (expense) for the settlement of various lawsuits.

(10) Historical and pro forma book value per share is calculated by dividing the historical and pro forma stockholders' equity by the actual and pro forma number of weighted average common shares and common share equivalents.

(11) Pro forma per share equivalent amounts are calculated by multiplying the pro forma loss from operations per common share and pro forma book value by the respective exchange ratios. Savoy per share equivalents are based on the exchange ratio of .14 shares of Silver King Common Stock for each share of Savoy Common Stock. HSN per share equivalents are based on an exchange ratio of .45 shares of Silver King Common Stock for each share of HSN Common Stock and .54 shares of Silver King Class B Common Stock for each share of HSN Class B Common Stock.

(12) The operating results of HSN for the years ended August 31, 1992 and 1991 and the four months ended December 31, 1992 include the results of Silver King prior to the distribution of Silver King's capital stock as a stock dividend to HSN's stockholders on December 28, 1992 (the "Distribution").

(13) During 1991, HSN recorded $44,500,000 in pre-tax non-recurring special charges. Additionally, HSN increased its income tax provision $10 million relating to certain adjustments proposed by the Internal Revenue Service ("IRS").

(14) At December 31, 1993 and 1992, and August 31, 1992, $25,000,000,
     $3,200,000, and $27,500,000, respectively, was classified as a current liability reflecting management's ability and intent to satisfy a portion of the debt from funds provided from operations.

                                  RISK FACTORS

     Each Silver King stockholder, Savoy stockholder and HSN stockholder should carefully consider and evaluate the following factors, among others, before voting.

FIXED CONVERSION RATIO FOR SAVOY MERGER AND HSN MERGER

     The conversion ratios in the Savoy Merger and the HSN Merger are each fixed and not subject to increase or decrease depending upon the market values of Silver King Common Stock, Savoy Common Stock or HSN Common Stock, or upon any other circumstance. None of Silver King, Savoy or HSN can predict the value at the Savoy Merger Effective Time of the Silver King Common Stock to be received by Savoy stockholders in the Savoy Merger or at the HSN Merger Effective Time of the Silver King Common Stock to be received by HSN stockholders in the HSN Merger. At such effective time, the market value of the shares of Silver King Common Stock received by Savoy stockholders in exchange for shares of Savoy Common Stock or by HSN stockholders in exchange for shares of HSN Common Stock, as the case may be, may be more or less than the market price of Savoy Common Stock or HSN Common Stock on the date of this Joint Proxy Statement/Prospectus or on the date of the respective stockholder meetings. Pursuant to the HSN Merger Agreement, Silver King may terminate the agreement in certain circumstances in which, for a 20-trading-day period, the average of the mean of the closing bid and ask prices for Silver King Common Stock on the Nasdaq National Market exceeds $36.875, and the HSN Special Committee may similarly terminate the agreement in the event that such average, for a 20-trading-day period, is less than $22.125; however, there can be no assurance that either Silver King or the HSN Special Committee would exercise such termination right prior to the HSN Merger Effective Time in the event that such right were to become exercisable. The respective effective times are expected to occur as soon as practicable following receipt of stockholder approval at the Silver King Meeting, the Savoy Meeting and the HSN Meeting, as the case may be, as well as (with respect to the HSN Merger) the consummation of the Savoy Merger and the receipt of the HSN FCC Approval in connection with the HSN Merger (assuming, in each case, satisfaction or, if permissible, waiver of the other applicable conditions). There can be no assurance as to when, if at all, the conditions and contingencies to the Savoy Merger or the HSN Merger will be satisfied.

DEPENDENCE ON CERTAIN KEY PERSONNEL

     Each of Silver King and HSN is dependent upon the continued contributions of its senior corporate management, particularly Mr. Diller, and certain key employees for its future success. Mr. Diller is the Chairman of the Board and Chief Executive Officer of Silver King and is also the Chairman of the Board of HSN. Mr. Diller does not have an employment agreement with either of Silver King or HSN and does not receive a salary from either company, although he has been granted by each company options to purchase a substantial number of shares of Silver King Common Stock or HSN Common Stock, as the case may be, and the vesting of such options is to occur over the next several years, subject to acceleration in certain specified circumstances. See "Special Factors Relating to the HSN Transactions -- Interests of Certain Persons in the HSN Transactions; Conflicts of Interest -- Ownership of HSN Stock and HSN Options" and
"-- Interests of Certain Persons in Silver King," and "Compensation of Directors and Certain Executive Officers of Silver King." Except in certain circumstances, such vesting is conditioned upon Mr. Diller's remaining at Silver King or HSN, as the case may be. Upon consummation of the HSN Merger and pursuant to the HSN Merger Agreement, all such options will become options to purchase Silver King Common Stock. The future success of Silver King may be substantially dependent on Mr. Diller's continued participation in such company. In the event that Mr. Diller were to resign or be terminated from such positions, or were otherwise unable to perform his responsibilities at Silver King and/or HSN, the business of such company, as well as the market price of Silver King Common Stock, could be substantially adversely affected. There can be no assurance that Silver King will be able to retain the services of Mr. Diller or any other members of senior management or key employees of Silver King or HSN.

CONTROLLING STOCKHOLDERS

     Mr. Diller and BDTV, an entity controlled by Mr. Diller, currently beneficially own or have the right to vote a sufficient number of shares of Silver King Class B Common Stock to control the outcome of any matter submitted to a vote or for the consent of stockholders of Silver King with respect to which holders of Silver King Common Stock and Silver King Class B Common Stock vote together as a single class. Assuming consummation of the Savoy Merger and the HSN Merger (but without giving effect to the issuance of any Silver King Securities pursuant to the Contingent Rights or the Exchange Agreement or any HSN Options or options to acquire Silver King Common Stock held by Mr. Diller), Mr. Diller and the BDTV Entities will own or have the right to vote approximately 1.5% of the then-outstanding Silver King Common Stock, 96% of the outstanding Silver King Class B Common Stock and 71% of the outstanding Total Voting Power. In the event that Silver King stockholders approve the Class Vote Amendment Proposal and such amendments become effective under the DGCL, Mr. Diller, subject to the terms of the Stockholders Agreement, will effectively be able to control the outcome of all matters submitted to a vote or for the consent of Silver King stockholders (other than with respect to the election by the holders of Silver King Common Stock of 25% of the members of the Silver King Board of Directors (rounded up to the nearest whole number) and certain matters as to which a separate class vote of the holders of Silver King Common Stock is required under the DGCL). In addition, in the event that the Savoy Merger and the HSN Transactions are consummated (including the issuance of the Contingent Rights Shares and Exchange Shares, but without giving effect to any other transactions that would require Silver King to issue additional Silver King Securities to Liberty or to any HSN Options or options to acquire Silver King Common Stock held by Mr. Diller), Mr. Diller, through his control of the BDTV Entities, will control approximately 78% of the Total Voting Power. See "Special Factors Relating to the HSN Transactions -- Background -- Relationship between Liberty and Mr. Diller -- The Diller-Liberty Stockholders Agreement."

     Pursuant to the Stockholders Agreement, Mr. Diller and Liberty have agreed that Silver King Securities owned by any of Mr. Diller, Liberty, BDTV and certain of their affiliates will not be voted in favor of the taking of any action with respect to an Extraordinary Matter except with the consent of each of Mr. Diller and Liberty. See "Special Factors Relating to the HSN
Transactions -- Background -- Relationship between Liberty and Mr. Diller -- The Diller-Liberty Stockholders Agreement." Accordingly, in respect of such matters, each of Liberty and Mr. Diller currently has, and upon consummation of the Savoy Merger and the HSN Merger will continue to have, the ability to veto, in its or his sole discretion, the taking of any action with respect to an Extraordinary Matter. Further, Mr. Diller and Liberty have agreed in the Stockholders Agreement to take, and to cause certain of their affiliates to take, all reasonable actions required, subject to applicable law, to prevent the taking of any action by Silver King with respect to an Extraordinary Matter without the consent of each of Mr. Diller and Liberty. In addition, there can be no assurance that Mr. Diller and Liberty will be able to agree in the future with respect to any such transaction or action, in which case Silver King would not be able to engage in such transaction or take such action.

     In addition to the specific requirements of the Stockholders Agreement, the existence of a controlling stockholder of Silver King may have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from seeking to acquire, a majority of the outstanding Silver King Securities. A third party would be required to negotiate any such transaction with Mr. Diller, Liberty and the BDTV Entities, and the interests of any one or more of such persons as stockholders may be different from the interests of other Silver King stockholders.

     Further, there can be no guarantee or assurance that Mr. Diller will remain in control of Silver King. In the event that, under certain circumstances following Liberty's request that Mr. Diller use all reasonable efforts to cause a Restructuring Transaction to occur and, within certain time periods, such a Restructuring Transaction or a Change in Law has not occurred, Liberty would be permitted to sell its pro rata interest in Silver King Securities held by BDTV Entities, as well as any other Silver King Securities owned by Liberty and its affiliates, and its entire equity interest in BDTV Entities, subject to (i) a right of first refusal by Mr. Diller or his designee, (ii) Mr. Diller's ability to cause Liberty to exchange the shares of Silver King Class B Common Stock proposed to be sold by Liberty for shares of Silver King Common Stock owned by Mr. Diller and his affiliates and (iii) Mr. Diller's ability to force Liberty to convert Silver King Class B

Common Stock into Silver King Common Stock prior to transfer. In such circumstances, the transferee of such securities would not be bound by the terms of or have any rights under the Stockholders Agreement other than with respect to certain registration rights, at which time Mr. Diller could, subject to the approval of the FCC, lose his ability to control Silver King, including his ability to cause the election of a majority of the Silver King Board. In addition, in the event that Mr. Diller ceases to be Chairman of the Board, Chief Executive Officer and/or President of Silver King, Liberty would no longer be bound by the terms of the Stockholders Agreement regarding the voting of the Silver King Securities although the approval of the FCC would be required in order for Liberty to exercise voting control over these securities. The loss of control of Silver King by Mr. Diller may adversely affect the market price of Silver King Common Stock.

POSSIBILITY OF A RESTRUCTURING TRANSACTION

     In the event that a Restructuring Transaction is consummated, there may be certain adverse tax and accounting consequences to Silver King from such transaction, which consequences may adversely affect the financial performance of Silver King and the market price of Silver King Common Stock. See "Special Factors Relating to the HSN Transactions -- Background -- Relationship between Liberty and Mr. Diller -- The Diller-Liberty Stockholders Agreement."

POTENTIAL DILUTION TO SILVER KING STOCKHOLDERS FROM CERTAIN PROVISIONS OF THE CONTINGENT RIGHTS AND THE EXCHANGE AGREEMENT

     Pursuant to the Contingent Rights and the Exchange Agreement, Silver King has agreed to indemnify Liberty, subject to certain limitations, with respect to certain future tax liabilities that could be incurred by Liberty relating to the Contingent Rights or the Exchange Shares. See "HSN Merger Agreement and Related Transaction Agreements -- HSN Merger Agreement -- Contingent Rights" and "-- Terms of Exchange Agreement." Such indemnification obligations could arise, among other reasons, due to the payment by Silver King of a taxable distribution or dividend, certain extraordinary transactions engaged in by Silver King so long as the Contingent Rights or the Exchange Shares are outstanding or the issuance by Silver King of additional shares of Silver King Class B Common Stock pursuant to an FCC Issuance Approval or a change after the HSN Merger Effective Time in applicable tax laws. Silver King's indemnification obligation would be satisfied by the issuance of additional Silver King Securities to Liberty. Depending upon the circumstances of the indemnification obligation and the number of shares as to which such obligation applies, the number of additional Silver King Securities could be substantial and, if issued, would result in dilution to other holders of Silver King Common Stock. Although Silver King expects that it will take sufficient actions or that other events (such as the conversion of securities convertible into Silver King Common Stock or the exercise of options to purchase Silver King Common Stock) will occur so that Silver King will not be obligated to issue any such shares, there can be no assurance that such obligation will not arise.

LIMITED SEPARATE RIGHTS OF HOLDERS OF SILVER KING COMMON STOCK; EFFECTS OF CLASS VOTE AMENDMENT PROPOSAL ON VOTING POWER

     If the Class Vote Amendment Proposal is approved by the requisite vote of Silver King stockholders and subsequently becomes effective under the DGCL, holders of Silver King Common Stock would not be provided any special rights or have any right to vote on matters submitted to a vote or for the consent of Silver King stockholders as a separate class other than (i) as provided in the Silver King Certificate with respect to the election by such holders of 25% of the members of the Silver King Board and (ii) as required by the DGCL.

     Under the DGCL, the holders of the outstanding shares of a class are entitled to vote as a class upon a proposed amendment to a corporation's certificate of incorporation if the amendment would increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class, or alter or change the powers, preferences or special rights of such class so as to affect them adversely.

     Certain matters on which holders of Silver King Common Stock and Silver King Class B Common Stock would vote together as a single class could involve a divergence, or the appearance of a divergence, of interests between the holders of Silver King Common Stock and the holders of Silver King Class B Common Stock. For example, if the Class Vote Amendment Proposal is approved by Silver King stockholders and such amendment becomes effective pursuant to the DGCL, holders of Silver King Common Stock would not be entitled to a separate class vote in connection with the approval of a merger or consolidation of Silver King. As a result, and because the Silver King Class B Common Stock would be entitled to ten votes per share while the Silver King Common Stock would be entitled only to one vote per share in connection with the voting on such matter, the holders of Silver King Class B Common Stock would likely control the outcome of such vote, and a merger or consolidation could be approved by the requisite vote of Silver King stockholders even if the holders of a majority of the shares of Silver King Common Stock voted against, or abstained from voting on, such matter. However, if the provisions of the Class Vote Amendment Proposal were in effect on the date of the Silver King Meeting, the vote required by Silver King stockholders on each Silver King Stockholder Proposal, as set forth in "The Silver King Meeting -- Vote Required," would be unaffected. As of the date of this Joint Proxy Statement/Prospectus, Mr. Diller has the authority, subject to the terms of the Stockholders Agreement, to vote a majority of the shares of Silver King Class B Common Stock, which shares represent 64% of the outstanding Total Voting Power as of the Silver King Record Date. See "-- Controlling Stockholders," "Comparison of Rights of Stockholders of Silver King, Savoy and HSN -- Voting" and "-- Amendment of Certificate of Incorporation," and "Description of Silver King Common Stock."

RECENT OPERATING RESULTS AND FINANCIAL CONDITION OF HSN; COMBINED COMPANY WILL HAVE SUBSTANTIAL LEVERAGE

     HSN experienced a significant decline in its business during 1995, resulting in a net loss of approximately $62 million for the year ended December 31, 1995. The issuance of the HSN Debentures, together with HSN's possible future borrowings under its $150 million senior secured revolving credit facility (with a $25.0 million sublimit for import letters of credit) entered into on August 2, 1996 (the "HSN Replacement Facility"), which replaced HSN's prior revolving credit facility (the "HSN Prior Credit Facility"), may have the effect of increasing the total amount of HSN's consolidated indebtedness and may increase its interest expense obligations in subsequent periods. HSN's ability to make scheduled payments or to refinance its obligations with respect to its indebtedness depends on its financial and operating performance which, in turn, are subject in part to prevailing economic conditions and financial, business and other factors beyond its control. There can be no assurance that HSN will generate sufficient funds from operations to satisfy its obligations under its indebtedness.

     HSN and its consolidated subsidiaries incurred substantial indebtedness and other cash obligations as a result of the consummation of the sale of the HSN Debentures. HSN used the net proceeds of $97.2 million from the HSN Debentures to repay borrowings under the HSN Prior Credit Facility. This and other repayments reduced the total outstanding amount under the HSN Prior Credit Facility to $20 million at June 30, 1996. As of October 1, 1996, after repayment of outstanding borrowings under the HSN Prior Credit Facility, the total outstanding amount under the HSN Replacement Facility was zero and approximately $139 million was available for borrowing after accounting for outstanding letters of credit. HSN anticipates that it will use its borrowing capacity under the HSN Replacement Facility to provide funds for working capital and other corporate purposes to the extent that funds from operations are not sufficient for such purposes. As a result, HSN anticipates that its consolidated indebtedness may increase during the remainder of 1996. The HSN Debentures are subordinated to all outstanding Indebtedness (as defined in the HSN Indenture) of HSN, including amounts outstanding under the HSN Replacement Facility. All outstanding amounts under the HSN Replacement Facility become due and payable in August 1999. The HSN Indenture governing the HSN Debentures does not restrict HSN or any of its subsidiaries or affiliates from incurring additional indebtedness or other liabilities or obligations.

     The degree to which HSN is leveraged could have important consequences to Silver King following consummation of the HSN Merger, due to, among other things, (i) Silver King's increased vulnerability to adverse general economic and industry conditions, (ii) limits on Silver King's ability to obtain additional

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

financing to take advantage of acquisition or development opportunities that may arise in the future, whether in respect of new projects or to expand existing projects, or to expand HSN's inventory, (iii) reduced flexibility to respond to changing business, technological and economic conditions, (iv) impediments on the ability to obtain financing or refinancing for general working capital, capital expenditures or for other general corporate purposes, and (v) limitations on the ability of Silver King to use excess cash flow and earnings generated by HSN due to restrictions in HSN's credit agreements. For information regarding the financing needs of Silver King and Savoy, see "-- Financing Needs of Silver King and Savoy."

PROSPECTS FOR FUTURE REVENUE GROWTH OF HSN

     HSN experienced only a 15.4% growth in net sales between 1990 and 1994, and net sales in 1995 declined 9.4% from 1994. HSN has historically sought to increase the number of homes receiving its programming, and, hence, the number of potential customers, primarily through the establishment of affiliation agreements with cable television system operators and broadcast station operators for the transmission of its programming service to cable television subscribers and broadcast television viewers and by transmission of HSN's programming service directly to the owners of home satellite dishes. While Silver King management believes that HSN will continue to seek further opportunities to increase the number of homes receiving HSN's programming, it is unlikely that the number of homes receiving HSN's programming will continue to grow at rates comparable to those achieved in prior periods. Therefore, HSN's ability to increase its revenue will depend more heavily on market penetration, defined as the addition of new customers from homes already receiving its programming, and continued growth in repeat sales to existing customers. No assurance can be given that HSN will be successful in these efforts to increase market penetration.

     Messrs. Diller and Held, and other new management of HSN, have conducted a comprehensive review of HSN's merchandising and programming strategies, operations and budget and all other aspects of HSN's business and have formulated plans and proposals intended to improve the operating performance of HSN and to return it to profitability. HSN believes that the improved sales in the quarter and six months ended June 30, 1996 compared to 1995 were primarily the result of immediate changes made by new management to HSN's merchandising and programming strategies. Management expects to take additional steps designed to attract both first-time and active customers which include improving product assortment, reducing the average price per unit, improving inventory management and better planning of programmed shows. While management is optimistic that results will continue to improve and HSN will remain profitable, there can be no assurance that changes to HSN's merchandising and programming strategies will achieve management's intended results.

FINANCING NEEDS OF SILVER KING AND SAVOY

     It is contemplated that the conduct of the businesses of Silver King after the Savoy Merger, will require significant funds. The combined businesses of Silver King and Savoy may not generate cash flow sufficient to fund anticipated funding needs of the combined company, depending, in part, on Silver King's ability to develop programming and Savoy's ability to generate sufficient operating cash flow from its television broadcasting business, see "-- Possible Risks to HSN with Respect to Anticipated Change in Silver King's Broadcasting Business." In addition, any excess cash flow generated by the operations of the Savoy Stations is required to be used to pay down loans made by certain financial institutions to acquire these operations. In the event that the HSN Merger is consummated and subject to the terms of HSN's credit agreements, Silver King believes it will have available to it sufficient funds based on HSN's cash flow. Silver King may, prior to or shortly after the Savoy Merger Effective Time, enter into a new credit agreement to provide additional funds for working capital and other corporate purposes or pursue other financing alternatives. There can be no assurance that such financing will be obtained or that it will be obtained on terms favorable to Silver King or that such financing, if obtained, will be sufficient for the combined company's capital requirements.

POSSIBLE RISKS TO HSN WITH RESPECT TO ANTICIPATED CHANGE IN SILVER KING'S BROADCASTING BUSINESS

     Each of Silver King and HSN is, at present, highly dependent on the other for the success of its operations. Silver King's current operations primarily involve the broadcast of programming (up to 159 hours per week for each Silver King Station) produced by HSN and its subsidiaries pursuant to 11 affiliation

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

agreements covering the 12 Silver King Stations (the "Affiliation Agreements"). By their terms, the Affiliation Agreements automatically renew for additional five-year terms on December 28, 1997 and December 28, 2002 unless Silver King provides notice of nonrenewal by December 28, 1996 (a six-month extension from the prior deadline, which extension has been provided for in an amendment to the Affiliation Agreements) and June 28, 2001, respectively, with respect to such renewal terms. Thereafter, the Affiliation Agreements automatically renew for successive five-year terms unless and until either party provides the other with written notice of nonrenewal.

     No decision has been made by Silver King regarding whether it will renew any or all of the Affiliation Agreements, or whether Silver King will, instead, develop and broadcast programming independently of HSN. Silver King believes there is a substantial likelihood that it will not terminate the Affiliation Agreements, unless it receives adequate assurances that its broadcast signal will be carried by cable systems presently carrying Silver King's broadcast signal. However, Silver King is of the view that there may be other uses of Silver King's broadcasting capacity that may better serve Silver King's interests and, subject to such assurances, would be in favor of terminating the Affiliation Agreements. If Silver King does not renew the Affiliation Agreements, such Affiliation Agreements would then terminate 18 months after Silver King notifies HSN of its decision to not to renew such Affiliation Agreements. After evaluating the needs and costs of additional program carriage, HSN believes that the orderly termination of the Affiliation Agreements may be in HSN's best interests because of the potential cost savings and the existing cable carriage of HSC programming in many of the Silver King markets. HSN has obtained carriage of its programming in many of the Silver King markets through long-term cable affiliation agreements. As a result, Silver King and HSN are discussing the process for an orderly termination of such Affiliation Agreements in the event the agreements are not renewed, and HSN and Silver King have initiated preliminary discussions in a number of markets for the purpose of securing alternative carriage of its programming.

     If the Affiliation Agreements are terminated, there may be a disruption in the revenues of the Silver King Stations because HSN will no longer pay the license fees to Silver King and the Silver King Stations will likely not generate comparable revenue during this transitional stage. Depending upon the availability and cost of alternative carriage for HSN programming, termination of the Affiliation Agreements could also disrupt HSN's ability to reach existing customers and may cause a reduction in HSN's revenues. HSN may also incur additional expenses (including the making of upfront payments), which could be substantial, in connection with entering into cable distribution agreements with other cable system operators for the purpose of securing alternative carriage of its programming. In addition, during this period, substantial expenditures would be required to develop Silver King programming and promotions, requiring significant capital expenditures, which, during this developmental and transitional stage, will not be offset by sufficient revenues. Silver King believes that the process of disengagement of HSN and Silver King can be successfully managed to minimize these adverse consequences.

     There can be no assurance that, if Silver King terminates any or all of the Affiliation Agreements, Silver King will be successful in its strategy to develop and broadcast its own programming, whether on a local or national basis, or that HSN will be able to find other means of distributing its programming on favorable terms to the households in the broadcast areas currently served by Silver King Stations. Regardless of whether the HSN Merger occurs, the consequences of any of the foregoing decisions will impact the business, financial condition and results of operations of Silver King and HSN.

MINORITY INTEREST IN HSN

     Upon consummation of the HSN Merger (and without giving effect to the issuance of Silver King Securities pursuant to the Exchange Agreement), Liberty will retain up to an approximate 19.9% equity interest in the HSN Surviving Corporation, with Silver King owning the remaining equity interest and approximately 91% of the voting power of outstanding HSN Surviving Corporation.

     The existence of Liberty as a minority HSN shareholder imposes certain limitations on transactions between HSN and Silver King, including limitations with respect to use of funds generated by HSN's operations. While Silver King does not believe that such limitations will be material, they may impact the

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

ability of Silver King to use excess cash flow and earnings generated by HSN. In addition, the terms of the Contingent Rights and the Exchange Agreement contain certain restrictions on, among other things, certain actions by Silver King with respect to HSN following the HSN Merger. See "HSN Merger Agreement and Related Transaction Agreements -- HSN Merger Agreement -- Contingent Rights" and
"-- Terms of Exchange Agreement."

LOSSES RELATING TO SAVOY TELEVISION STATIONS AND SAVOY FILMED ENTERTAINMENT BUSINESS

     Beginning in late 1995 and in 1996, the Savoy Stations switched their affiliation to Fox. Fox has advised Savoy management that it will not terminate the affiliation agreements due to the Savoy Merger. Because the Savoy Stations have only recently changed their network affiliation to Fox, there can be no assurance that the new network affiliation will be successful for Savoy. Based on the experience of other companies' stations that have changed their affiliation to Fox, the short-term period following such a change is a transitional one, which it is believed may adversely impact revenues and, to a greater relative extent, net income and broadcast cash flow. The Savoy Stations have experienced during the first two quarters of 1996, and are continuing to experience, such effects. For the six months ended June 30, 1996, aggregate revenues for the Savoy Stations decreased by approximately 22% compared to the comparable period of 1995 and broadcast cash flow decreased by a significantly greater extent in comparison to the comparable period of 1995. The longer-term performance of the Savoy Stations after the initial transition period (which may last up to 12 to 18 months) will depend upon the management of each station in its local market, the adaptability of that station, its programming and Fox's programming to the local market and the desire of advertisers to place advertising on each station, as to all of which there can be no assurance.

     Savoy's filmed entertainment business has experienced, and may in the future experience, significant operating losses due to a variety of factors, including poor performance of Savoy's released films, as well as costs associated with Savoy's activities in refocusing its resources. A large portion of Savoy's net operating losses for federal tax purposes, it is expected, will not be available to offset any future taxable income of Silver King. In September 1995, Savoy announced its intention to increase its focus on the television broadcasting business and reduce the capital committed to the film entertainment business, and since that time has taken steps to suspend its marketing and distribution business, substantially reduced its activity in film development and production and increasingly relied on agreements with third parties to market and distribute films to which Savoy has certain rights. To that end, Savoy (other than its television business) has reduced its number of employees by approximately two-thirds since the fourth quarter of 1995. There can be no assurance, however, that such measures will be successful or will result in an improvement in Savoy's financial condition.

SAVOY MERGER AGREEMENT AMENDMENT

     Due primarily to the significant decline in the performance of the Savoy Stations since the date of the November Savoy Merger Agreement, Silver King negotiated with Savoy the reduction in the Savoy Conversion Ratio from 0.20 of a share of Silver King Common Stock per share of Savoy Common Stock to 0.14 of a share of Silver King Common Stock. In connection with such reduced ratio, Silver King also agreed to certain amendments to Savoy's representations and warranties relating to events after August 13, 1996 (the date of the Savoy Merger Agreement Amendment), such that the Savoy Merger Agreement (as so amended) effectively limits Silver King's ability to terminate the Savoy Merger Agreement due to changes after that date in Savoy's business and financial condition, including the financial performance of the Savoy Stations and of any Savoy films under development, production or distribution, or other events that do not significantly impair the long-term value of Savoy. See "Savoy Merger and Related Transactions -- Savoy Merger Agreement -- Representations and Warranties; Covenants." As a result of these amendments, Silver King could be obligated to consummate the Savoy Merger despite the occurrence of certain events that are materially adverse to Savoy's business or financial condition, including, without limitation, a further decline in the operating performance or cash flow of the Savoy Stations.

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

INTEGRATION OF OPERATIONS; MANAGEMENT OF GROWTH

     The integration of Silver King's and Savoy's operations following the Savoy Merger and of Silver King's and HSN's operations following the HSN Merger will require the dedication of management resources, which will temporarily detract attention from the day-to-day business of the combined company. The difficulties of assimilation may be increased by the necessity of coordinating geographically separated organizations, integrating personnel with disparate business backgrounds and combining different corporate cultures. The process of combining the organizations may cause an interruption of, or a loss of momentum in, the activities of any or all of the companies' businesses, which could have an adverse effect on the revenues and operating results of the combined company, at least in the near term. There can be no assurance that the combined entity will be able to retain its key technical and management personnel or that the combined entity will realize any of the other anticipated benefits of the Savoy Merger and the HSN Transactions.

INDEPENDENCE OF THE SAVOY MERGER AND THE HSN MERGER; STOCKHOLDER APPROVALS

     Although the obligations of the parties to consummate the HSN Merger are conditioned upon consummation of the Savoy Merger, the Savoy Merger and the HSN Merger are generally independent transactions. There can be no guarantee or assurance that, if the Savoy Merger is consummated, the HSN Transactions will be consummated at any time thereafter, and consummation of the Savoy Merger does not otherwise obligate the parties to the HSN Merger to cause the HSN Merger to occur unless all other conditions to such consummation have been satisfied. The approvals of stockholders of Silver King and Savoy at the Silver King Meeting and the Savoy Meeting, respectively, with respect to consummation of the Savoy Merger are not conditioned upon consummation of the HSN Merger and are independent of the approvals required for the HSN Merger, and Silver King and Savoy stockholders are being asked to approve the requisite matters in connection with the Savoy Merger whether or not the HSN Merger is or at some time in the future will be consummated. Based on the number of Silver King Securities as to which Mr. Diller has voting control and the requirements of the Silver King Stockholder Voting Agreement and the Second Silver King Stockholder Voting Agreement, the approval at the Silver King Meeting of the Savoy Merger NASD Proposal and the HSN Merger NASD Proposal is assured but, as described below, the HSN Merger Agreement requires approval by the holders of HSN Common Stock (other than Liberty and its affiliates) as well as approval by Silver King stockholders of the Authorized Capital Stock Amendment Proposal, neither of which approval is assured).

     At the HSN Meeting, holders of HSN Common Stock other than Liberty and its controlled affiliates will vote separately on the HSN Merger, and approval by a majority of such holders present and voting with respect to such matter is a condition to the parties' obligations to consummate the HSN Merger under the HSN Merger Agreement. In addition, the holders of a majority of the outstanding Silver King Common Stock must approve the Authorized Capital Stock Amendment Proposal in order for the HSN Transactions to be consummated in accordance with their terms, the outcome of which matter Liberty and Mr. Diller do not control. There can be no assurance that such stockholder approvals will be obtained. In the event that such approvals are not obtained at the HSN Meeting or the Silver King Meeting (or at any postponement or adjournment thereof), the HSN Merger could not be consummated (except, in the case where legally permitted, the parties waive such conditions).

     Notwithstanding the receipt of the required stockholder approvals in connection with the applicable transactions, the respective parties to each of the Savoy Merger Agreement and HSN Merger Agreement may terminate such agreement by mutual consent as specified in such agreement and under certain other circumstances specified in the respective agreements.

REGULATION

  Current FCC Regulation

     The communications industry, including the ownership, use and transfer of the Silver King Licenses, and the broadcast of programming over television stations owned or operated by Silver King (including, after the Savoy Merger, the Savoy Stations), is subject to substantial federal regulation, particularly pursuant to the

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

Communications Act of 1934, as amended (the "1934 Act") and the rules and regulations promulgated thereunder. The 1934 Act prohibits the operation of television broadcasting stations except under a license issued by the FCC and empowers the FCC, among other matters, to issue, renew, revoke and modify broadcast licenses, to determine the location of stations, to establish areas to be served and to regulate certain aspects of broadcast programming. The 1934 Act prohibits the assignment of a broadcast license or the transfer of control of a licensee without FCC prior approval. If the FCC determines that violations of the 1934 Act or any FCC rule have occurred, it may impose sanctions ranging from admonishment of a licensee to license revocation.

     The 1934 Act provides that a broadcast license may be granted to any applicant if the public interest, convenience and necessity will be served thereby, subject to certain limitations. Under regulations promulgated by the FCC pursuant to the 1934 Act and in effect as of the date of this Joint Proxy Statement/ Prospectus, television broadcast licenses are issued initially for terms of five years. Upon application, and in the absence of a conflicting application (which, prior to passage of the Telecommunications Act of 1996 (the "1996 Act"), could be filed in limited circumstances) or an adverse finding as to the licensee's qualifications, broadcast licenses usually have been renewed without a hearing by the FCC for additional terms of up to five years.

     Current FCC regulations also impose significant restrictions on certain positional and ownership interests in broadcast and other media. The officers, directors and certain of the equity owners of a broadcasting company are deemed to have "attributable interests" in the broadcasting company. In the case of a corporation controlling or operating television stations, ownership is attributed only to officers, directors and stockholders who own 5% or more of the company's outstanding voting stock. Institutional investors, including mutual funds, insurance companies and banks acting in a fiduciary capacity, may own up to 10% of the outstanding voting stock without being subject to attribution, provided that such stockholders exercise no control over the management or policies of the broadcasting company.

     Under current FCC rules governing multiple ownership of broadcast stations, a license to operate a television station will not be granted (unless established waiver standards are met) to any party (or parties under common control) that has an attributable interest in another television station with an overlapping service area (the "Local Restriction"). The rules also currently prohibit (with certain qualifications) the holder of an attributable interest in a television station from also having an attributable interest in a radio station, daily newspaper or cable television system serving a community located within the relevant coverage area of that television station. Separately, the FCC's "cross-interest" policy may, in certain circumstances, prohibit the common ownership of an attributable interest in one media outlet and a non-attributable equity interest in another media outlet in the same market. On December 15, 1994, the FCC adopted notices of proposed rulemaking to consider (i) the modification of its attribution rules (including the exemption from attribution for holders of non-voting stock) and "cross-interest" policy involving nonattributable equity interests, and (ii) the modification of the Local Restriction.

  Telecommunications Act of 1996

     On February 8, 1996, President Clinton signed the 1996 Act, which amends the 1934 Act. The 1996 Act, among other measures, directs the FCC to (i) modify its rules in order to permit an entity to have an attributable interest in an unlimited number of United States television stations so long as such stations do not reach, in the aggregate, more than 35% of the national television audience (the "National Restriction"); (ii) conduct a rulemaking proceeding to determine whether to retain, modify or eliminate the Local Restriction; and
(iii) conduct a rulemaking proceeding to determine whether to extend the license term for television stations to eight years. The 1996 Act also prohibits the filing of conflicting applications, under any circumstances, in connection with broadcast station license renewals, and repeals the former statutory ban on common ownership of a broadcast television station and a cable television system serving a community located within the relevant coverage area of the television station. As noted above, FCC rules continue to prohibit local broadcast/cable cross-ownership. On March 8, 1996, the FCC issued an order that has now become effective and that implements the National Restriction. This order makes it possible for Silver King to own all of its current stations as well as the Savoy Stations. The Savoy FCC Approvals were granted on August 16,

1996 and became final on September 25, 1996. On April 12, 1996, the FCC issued a Notice of Proposed Rulemaking in which it has proposed to extend the license terms for television stations from five to eight years. It is not possible to predict when a decision on this proposal will be issued. The 1996 Act also requires the cable and broadcast industries to develop and transmit an encrypted rating that would permit the blocking of violent or indecent video programming and allow telephone companies to operate cable television systems in their own service areas. The FCC currently intends to complete its pending rulemaking proceeding addressing the 1996 Act's directives and other issues with respect to the Local Restriction, the attribution rules and the cross-interest policy during the fourth quarter of 1996 or the first quarter of 1997. However, it is not possible to predict the extent to which the Local Restriction may be modified or the timing or effect of other changes in FCC rules or policies pursuant to the 1996 Act or pending FCC rulemaking proceedings.

  Review of "Must-Carry" Rules

     FCC regulations implementing the Cable Television Consumer Protection and Competition Act of 1992 (the "1992 Cable Act") require each television broadcaster to elect, at three-year intervals beginning June 17, 1993, either to
(i) require carriage of its signal by cable systems in the station's market ("must-carry") or (ii) negotiate the terms on which such broadcast station would permit transmission of its signal by the cable systems within its market ("retransmission consent"). In a 2-1 decision issued on December 13, 1995, a special three-judge panel of the U.S. District Court for the District of Columbia upheld the constitutionality of the must-carry provisions. The District Court's decision has been appealed to the U.S. Supreme Court, which has heard the appeal and is expected to issue a decision prior to June 30, 1997. A Supreme Court ruling reversing the District Court's decision could permit cable systems to terminate carriage of the Silver King Stations and other HSN-affiliated television stations which elected mandatory cable carriage under the must-carry provisions. In most of the broadcast areas in which HSN has obtained carriage pursuant to must-carry regulations, HSN has also obtained carriage through other arrangements with cable operators. In the meantime, the FCC's must-carry regulations implementing the 1992 Cable Act remain in effect. Silver King cannot predict the outcome of the Supreme Court review of the case. Termination of carriage of the Silver King Stations could have an adverse impact on Silver King or HSN due to revenue loss. In addition, the elimination of must-carry regulations would adversely affect Silver King's ability to obtain carriage of programming that it may develop in the future. See "-- Possible Risks to HSN with Respect to Anticipated Change in Silver King's Broadcasting Business."

  Other FCC Regulations and Policies

     On August 8, 1996, under the Children's Television Act of 1990 (the "CTA"), the FCC amended its rules to establish a "processing guideline" for broadcast television stations of at least three hours per week, averaged over a six-month period, of "programming that furthers the educational and informational needs of children 16 and under in any respect, including the child's intellectual/cognitive or social/emotional needs." Children's "Core Programming" has been defined as educational and informational programming that, among other things, (i) has serving the educational and informational needs of children "as a significant purpose," (ii) has a specified educational and informational objective and a specified target child audience, (iii) is regularly scheduled, weekly programming, (iv) is at least 30 minutes in length, and (v) airs between 7:00 a.m. and 10:00 p.m. Any station that satisfies the processing guideline by broadcasting at least three weekly hours of Core Programming will receive FCC staff-level approval of the portion of its license renewal application pertaining to the CTA. Alternatively, a station may qualify for staff-level approval even if it broadcasts "somewhat less" than three hours per week of Core Programming by demonstrating that it has aired a weekly package of different types of educational and informational programming that is "at least equivalent" to three hours of Core Programming. Non-Core Programming that can qualify under this alternative includes specials, public service announcements, short-form programs and regularly scheduled non-weekly programs, with "a significant purpose of educating and informing children." A licensee that does not meet the processing guideline under either of these alternatives will be referred by the FCC's staff to the Commissioners of the FCC, who will evaluate the licensee's compliance with the CTA on the basis of both its programming and its other efforts related to children's educational and informational programming, e.g., its sponsorship of Core Programming on other stations in the market, or nonbroadcast activities "which enhance the value" of such programming. A television station ultimately found not to have complied with the CTA could face sanctions including monetary fines and the possible non-renewal of its broadcast license.

     The FCC is conducting a rulemaking proceeding to devise a table of channel allotments in connection with the introduction of advanced (or "high definition") television service ("ATV"). The FCC has preliminarily allotted a second broadcast channel to each full-power commercial television station for ATV operation. According to this preliminary decision, stations would be permitted to phase in their ATV operations over a period of several years following adoption of a final table of allotments, after which they would be required to surrender their non-ATV channel. Meanwhile, Congress is considering proposals that would require incumbent broadcasters to bid at auctions for the additional spectrum required to effect a transition to ATV, or, alternatively, would assign additional ATV spectrum to incumbent broadcasters and require the early surrender of their non-ATV channel for sale by public auction. It is not possible to predict if, or when, any of these proposals will be adopted or the effect, if any, adoption of such proposals would have on the business of Silver King, Savoy, HSN or the combined company.

     The FCC currently is reviewing certain of its rules governing the relationship between broadcast television networks, including HSN and Fox, and their affiliated stations. The FCC is conducting a rulemaking proceeding to examine its rules prohibiting broadcast television networks from representing their affiliated stations for the sale of non-network advertising time and from influencing or controlling the rates set by their affiliates for the sale of such time. Separately, the FCC is conducting a rulemaking proceeding to consider the relaxation or elimination of its rules prohibiting broadcast networks from
(i) restricting their affiliates' right to reject network programming, (ii) reserving an option to use specified amounts of their affiliates' broadcast time and (iii) forbidding their affiliates from broadcasting the programming of another network; and to consider the relaxation of its rule prohibiting network affiliated stations from preventing other stations from broadcasting the programming of their network.

     There are additional FCC regulations and policies, and regulations and policies of other federal agencies, affecting the business and operations of broadcast stations. Proposals for additional or revised rules are considered by federal regulatory agencies and Congress from time to time. It is not possible to predict the resolution of these issues or other issues discussed above, although their outcome could, over a period of time, affect, either adversely or favorably, the broadcasting industry generally or Silver King, the Savoy Stations or HSN specifically.

     The foregoing does not purport to be a complete summary of all the provisions of the 1934 Act, the 1996 Act or other Congressional acts or of the regulations and policies of the FCC thereunder. Reference is made to the 1934 Act, the 1996 Act, other Congressional acts, such regulations and policies, and the public notices promulgated by the FCC for further information.

  Status of Required FCC Approvals

     On September 13, 1995, applications were filed with the FCC for consent to transfer control of Silver King from Roy M. Speer to BDTV (collectively, the "BDTV FCC Application"). In a Memorandum Opinion and Order released on March 11, 1996 (the "March 11 MO&O"), the FCC granted the BDTV FCC Application, subject to certain conditions, including that the prior approval of the FCC be obtained for any increase in Liberty's ownership interests in Silver King (the "Investment Condition") and for any material increase in the percentage of subscribers of cable systems owned by TCI within the markets served by any of Silver King's television stations (the "Subscriber Condition") and any substantial and material modification to the August Stockholders Agreement. Concurrently, the FCC stayed the effectiveness of that grant pending an investigation of certain allegations made against Silver King by Urban Broadcasting Corporation ("Urban"), the permittee of Station WTMW(TV), Arlington, Virginia, an entity in which Silver King holds non-voting equity securities and to which it acted as primary lender in connection with the construction of WTMW(TV). On April 10, 1996, BDTV filed a Request for Clarification of the March 11 MO&O insofar as it imposed the Subscriber Condition. In a Memorandum Opinion and Order and Notice of Apparent Liability released on June 14, 1996 (the "June 14 MO&O," and together with the March 11 MO&O, the "FCC Orders"), the FCC affirmed its grant of the BDTV FCC Application and deleted the Subscriber Condition. In the June 14 MO&O, the FCC required that BDTV notify the FCC prior to the consummation of an acquisition by Liberty or TCI of cable systems, or other transaction, whereby the aggregate percentage of television households served by cable systems owned or controlled by TCI in any of the Silver King television markets would exceed 50%. The June 14 MO&O also retained the restrictions with respect to the ability of the parties thereto to amend the August Stockholders Agreement. Separately, the FCC also concluded that Urban had improperly ceded, and Silver King had exercised, control over WTMW(TV) during construction of the station between approximately 1990 and 1993, and that Silver King's interests in Urban had violated the Local Restriction on television ownership. See
"-- Telecommunications Act of 1996." The FCC imposed fines of $25,000 and $150,000, respectively, against Urban and Silver King. The FCC also required that certain provisions of the agreements between Silver King and Urban, and comparable provisions in similar agreements between Silver King and Jovon Broadcasting Corporation, licensee of WJYS(TV), Hammond, Indiana, be reformed in order to reduce the risk of future rules violations. The June 14 MO&O dissolved the stay relating to the March 11 MO&O.

     On April 8, 1996, Silver King filed applications at the FCC for consent to the transfer of control of the Savoy Stations to Silver King (collectively, the "Savoy FCC Application"). On August 16, 1996, the FCC granted the Savoy FCC Application and made the requisite findings in connection therewith. On September 25, 1996, the Savoy FCC Approvals became final.

     Although prior FCC approval of the transfer of control of certain satellite earth stations controlled by HSN is required with respect to the HSN Merger, Silver King believes that no further formal FCC approval is required with respect to the HSN Transactions (although the documents relating to the HSN Transactions and the First Amendment have been submitted to the FCC for their review). The FCC concluded in the June 14 MO&O that Liberty's current indirect interest in Silver King is 32.07%, as adjusted to reflect an imputed "control" premium of 50% imposed by the FCC on Liberty's 21.37% current economic ownership of Silver King. The HSN Transactions have been structured so that Liberty's indirect interest in Silver King will not increase beyond the percentage level approved by the FCC in order to comply with the FCC's "cross-ownership" policy, which, in certain circumstances, may be applied to prohibit the common ownership of a cable television system and a greater than approximately 33.3% indirect interest in a broadcast television station serving substantially the same area. Certain cable television systems owned by subsidiaries and affiliates of TCI serve portions of the markets served by the Silver King Stations. As required by the terms of the FCC Orders, on September 30, 1996, Silver King submitted to the FCC the First Amendment and the HSN Merger Agreement and certain other documents related to the HSN Transactions for review by the FCC. There can be no assurance that the FCC's review of these documents or the HSN Transactions will be favorable, or that the FCC will not impose conditions unacceptable to Liberty, Mr. Diller or Silver King in connection with its review.

DILUTION; SHARES ELIGIBLE FOR FUTURE SALE; POSSIBLE VOLATILITY OF SILVER KING COMMON STOCK

     Silver King stockholders will experience immediate and substantial dilution in their percentage voting and equity interest in Silver King in the event that either the Savoy Merger or both the Savoy Merger and the HSN Merger are consummated. As of the Silver King Record Date, there were 7,082,332 shares of Silver King Common Stock and 2,415,945 shares of Silver King Class B Common Stock outstanding. Approximately 4,205,870 shares of Silver King Common Stock will be issued in the Savoy Merger, with an additional approximate 664,156 shares reserved for issuance upon exercise of outstanding Savoy Warrants, Savoy Options, Savoy Debentures and the Savoy Note convertible into Savoy Common Stock, all of which will be assumed by Silver King at the Savoy Merger Effective Time. In general, the shares issued in the Savoy Merger will be freely tradeable, subject, in certain cases, to limitations on sales by affiliates of Savoy. Pursuant to the HSN Merger, Silver King will initially issue 24,490,105 shares of Silver King Common Stock and 7,756,564 shares of Silver King Class B Common Stock, with an additional approximate 12,217,114 shares of Silver King Common Stock reserved for issuance upon exercise of outstanding HSN Options and conversion of the HSN Debentures. Upon full satisfaction of the Contingent Rights, an additional 2,644,299 shares of Silver King Class B Common Stock will be issued, and upon the exchange of the Exchange Shares, an additional 7,905,016 shares of Silver King Common Stock and 399,136 shares of Silver King Class B Common Stock will be issued (which numbers are subject to adjustment in certain circumstances) (in each case, without giving effect to additional Silver King Securities that may be issued in certain circumstances in connection with Silver King's tax gross up obligation pursuant to the Contingent Rights or the Exchange). In addition, subject to consummation of the Savoy Merger and the HSN Merger and the approval of the 1995 Stock Incentive Plan Proposal by Silver King stockholders, Mr. Diller has been granted options to purchase an additional 625,000 shares of Silver King Common Stock. In general, the shares issued in the HSN Transactions will be freely tradeable, subject, in certain cases, to limitations on sales by affiliates of HSN.

     If both the Savoy Merger and the HSN Merger occur (and without giving effect to the issuance of the Contingent Rights Shares and the Exchange Shares), there will be an approximate initial 384% increase in the outstanding Silver King Securities as of the Silver King Record Date. Although 7,756,564 shares of Silver King Class B Common Stock, which represent approximately 21% of the Silver King Securities to be issued initially in the Savoy Merger and the HSN Merger will be held by a BDTV Entity and (along with all Silver King Securities currently held by or issued to Liberty) will be subject to the Stockholders Agreement, which contains certain restrictions on the sale or other transfer of such securities, and shares of Silver King Common Stock issued to affiliates of Savoy in the Savoy Merger will also be subject to certain restrictions on resale pursuant to the Exchange Act and rules promulgated thereunder, sales of substantial amounts of Silver King Common Stock (including the issuance of shares of Silver King Common Stock upon conversion of Silver King Class B Common Stock or in connection with the Contingent Rights Shares and the Exchange Shares) or the availability of substantial amounts of Silver King Common Stock for future sale could adversely affect the prevailing market price of the Silver King Common Stock. See "Savoy Merger and Related Transactions -- Interests of Certain Persons in the Savoy Merger -- Silver King" and "-- Affiliates' Restrictions on Resale of Silver King Common Stock."

     For a discussion of certain other potentially dilutive provisions of the Contingent Rights and the Exchange Agreement, see "-- Potential Dilution to Silver King Stockholders from Certain Provisions of the Contingent Rights and the Exchange Agreement."

COMPETITION

     The markets for Silver King's, Savoy's and HSN's products and services are intensely and increasingly competitive. Certain of Silver King's, Savoy's and HSN's competitors have greater financial, technical, marketing, sales and customer support resources than Silver King, Savoy and HSN. In addition to competitors in the electronic retailing industry, HSN must compete with store and catalogue retailers and its business, financial condition and results of operations can be adversely affected by changes in the general retailing industry. HSN also competes for distribution of its programming with other cable programmers, many of whom have substantially greater resources. There can be no assurance that the combined company will compete successfully in the future. Silver King, Savoy and HSN expect that the environment of increased competition may place significant strain on Silver King's, Savoy's and HSN's marketing, technological and financial resources, possibly affecting the combined companies. Silver King also expects that such competition may affect HSN's profitability.

REDUCTION OF CERTAIN OPERATIONS; RESTRUCTURING CHARGES; INVENTORY WRITEDOWNS

     Over the last 12 months, Silver King has restructured, and Savoy has suspended and reduced, certain operations in order to streamline their respective businesses and to improve operating results. In connection with its operational restructuring, Silver King has relocated its corporate headquarters to Los Angeles, California and has reduced staffing at certain of the Silver King Stations. Savoy has suspended its marketing and distribution operations. To that end, Savoy (other than in its television station business) has reduced its number of employees by approximately two-thirds since the fourth quarter of 1995. Although Savoy has reserved certain amounts in connection with the anticipated costs of such suspension and reduction, Savoy may incur substantial additional charges in connection therewith.

     In addition, over the past several months, Silver King has reduced its activity in connection with certain television operating activities and has incurred restructuring charges in connection therewith.

     In 1995, management of HSN undertook a comprehensive review of HSN's merchandising and programming strategies, operations and budget. In that connection, HSN established substantial reserves and recorded certain write-downs as of December 31, 1995 with respect to such matters as inventory, equipment, employee severance and related termination benefits and pending litigation.

     Additionally, following the HSN Transactions, Silver King will recognize substantial expenses relating to the amortization of goodwill recorded in connection with the HSN Merger, which will result in a non-cash amortization expense of approximately $26 million per year.

UNCERTAINTY OF PENDING TRANSACTIONS

     Each of the Savoy Merger and the HSN Merger is subject to material conditions to consummation, including, among other things, (i) receipt of required regulatory approvals, including, in the case of the Savoy Merger, receipt of the Savoy FCC Approvals (which were received on August 16, 1996 and became final on September [ ], 1996) and, in the case of the HSN Merger, the HSN FCC Approval, (ii) certain approvals of the stockholders of each of Savoy, Silver King and HSN (including, in the case of HSN stockholders, the affirmative vote of the holders (other than Liberty and its affiliates) of a majority of the HSN Common Stock present and voting at the HSN Meeting with respect to the HSN Merger, and, (iii) in the case of the HSN Merger, approval of Silver King stockholders of the Authorized Capital Stock Amendment Proposal. The HSN Merger is also conditioned upon consummation of the Savoy Merger. In addition, while the HSN Merger has been structured to comply with FCC regulations, rules and orders, there can be no assurance that the HSN FCC Approval will be obtained or, if obtained, the FCC will not impose conditions in connection with its review of the amendments to the Stockholders Agreement contained in the First Amendment that may be unacceptable to Silver King, Mr. Diller or Liberty. Each of the Savoy Merger and the HSN Merger is a substantial transaction for Silver King, and the failure to consummate either or both transactions may materially impact the operating and financial performance of Silver King and the market price of the Silver King Common Stock. Likewise, the failure to consummate the Savoy Merger or the HSN Merger, as the case may be, may materially impact, respectively, Savoy's or HSN's operating and financial performance and the market price of their respective common stock.

     There can be no assurance as to when, if at all, the conditions and other contingencies with respect to each of the Savoy Merger and the HSN Merger will be satisfied, or as to whether the conditions and contingencies to each transaction will be satisfied at substantially the same time. Similarly, there can be no assurance that the parties to either or both of the transactions will not decide to abandon any of such transactions. See "-- Independence of the Savoy Merger and the HSN Merger; Stockholder Approvals."

                            THE SILVER KING MEETING

DATE, TIME AND PLACE OF MEETING

     The Silver King Meeting will be held on [                    ] [  ], 1996
at [     ] a.m., local time, at [                    ].

RECORD DATE AND OUTSTANDING SHARES

     Only holders of record of Silver King Common Stock and Silver King Class B
Common Stock at the close of business on [                    ] [  ], 1996, the
Silver King Record Date, are entitled to notice of and to vote at the Silver King Meeting. At the close of business on the Silver King Record Date, there were 7,082,332 shares of Silver King Common Stock outstanding and entitled to vote, held of record by [4,800] stockholders (although Silver King has been
informed that there are in excess of [     ] beneficial owners), and 2,415,945
shares of Silver King Class B Common Stock outstanding and entitled to vote, held of record by two stockholders.

     Each Silver King stockholder is entitled to the following votes with respect to the matters to be acted upon:

          1. With respect to the Savoy Merger NASD Proposal, the holders of Silver King Securities will vote together as a single class, with each share of Silver King Common Stock entitled to one vote and each share of Silver King Class B Common Stock entitled to ten votes thereon.

          2. With respect to the HSN Merger NASD Proposal, the holders of Silver King Securities will vote together as a single class, with each share of Silver King Common Stock entitled to one vote and each share of Silver King Class B Common Stock entitled to ten votes thereon.

          3. With respect to the Authorized Capital Stock Amendment Proposal, the holders of shares of each of the Silver King Common Stock and Silver King Class B Common Stock will vote as separate classes, with each share of Silver King Common Stock or Silver King Class B Common Stock, as the case may be, entitled to one vote thereon.

          4. With respect to the Name Change Proposal, the holders of shares of each of the Silver King Common Stock and Silver King Class B Common Stock will vote as separate classes, with each share of Silver King Common Stock or Silver King Class B Common Stock, as the case may be, entitled to one vote thereon.

          5. With respect to the Class Vote Amendment Proposal, the holders of shares of each of the Silver King Common Stock and Silver King Class B Common Stock will vote as separate classes, with each share of Silver King Common Stock or Silver King Class B Common Stock, as the case may be, entitled to one vote thereon.

          6. With respect to the election of four director nominees (Messrs. Diller, Kaufman, Oxendine and Snyder), the holders of Silver King Securities will vote together as a single class, with each share of Silver King Common Stock entitled to one vote and each share of Silver King Class B Common Stock entitled to ten votes thereon, and with respect to the election of two director nominees (Messrs. Ramer and Sheinberg) who are recommended for election by the holders of Silver King Common Stock, such holders will vote together as a separate class, with each share of Silver King Common Stock entitled to one vote thereon.

          7. With respect to the 1995 Stock Incentive Plan Proposal, the holders of Silver King Securities will vote together as a single class, with each share of Silver King Common Stock entitled to one vote and each share of Silver King Class B Common Stock entitled to ten votes thereon.

          8. With respect to the Directors Stock Option Plan Proposal, the holders of Silver King Securities will vote together as a single class, with each share of Silver King Common Stock entitled to one vote and each share of Silver King Class B Common Stock entitled to ten votes thereon.

          9. With respect to the Ratification of Auditors Proposal, the holders of Silver King Securities will vote together as a single class, with each share of Silver King Common Stock entitled to one vote and each share of Silver King Class B Common Stock entitled to ten votes thereon.

VOTING OF PROXIES

     The Silver King proxy accompanying this Joint Proxy Statement/Prospectus is solicited on behalf of the Board of Directors of Silver King for use at the Silver King Meeting. Stockholders are requested to complete, date and sign the accompanying proxy and promptly return it in the accompanying envelope or otherwise mail it to Silver King. All proxies that are properly executed and returned, and that are not revoked, will be voted at the Silver King Meeting in accordance with the instructions indicated on the proxies. If no instructions are indicated, such proxies will be voted for (i) the Savoy Merger NASD Proposal; (ii) the HSN Merger NASD Proposal; (iii) the Authorized Capital Stock Amendment Proposal; (iv) the Name Change Proposal; (v) the Class Vote Amendment Proposal; (vi) election of the director nominees described herein, see "Election of Silver King Directors;" (vii) the 1995 Stock Incentive Plan Proposal; (viii) the Directors Stock Option Plan Proposal; and (ix) the Ratification of Auditors Proposal. Silver King's Board of Directors does not presently intend to bring any business before the Silver King Meeting other than the specific Silver King Stockholder Proposals referred to in this Joint Proxy Statement/Prospectus and specified in the notice of the Silver King Meeting. So far as is known to the Silver King Board, no other matters are to be brought before the Silver King Meeting. As to any business that may properly come before the Silver King Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies, except that proxies voted against the Authorized Capital Stock Amendment Proposal, the Name Change Proposal or Class Vote Amendment Proposal will not be voted for any motion made for adjournment of the Silver King Meeting for purposes of soliciting additional votes to approve the Authorized Capital Stock Amendment Proposal, the Name Change Proposal or Class Vote Amendment Proposal. A Silver King stockholder who has given a proxy may revoke it at any time before it is exercised at the Silver King Meeting by
(i) delivering to the Corporate Secretary of Silver King (by any means, including facsimile) a written notice, bearing a date later than the proxy, stating that the proxy is revoked, (ii) signing and so delivering a proxy relating to the same shares and bearing a later date prior to the vote at the Silver King Meeting or (iii) attending the Silver King Meeting and voting in person (although attendance at the Silver King Meeting will not, by itself, revoke a proxy).

VOTE REQUIRED

     Because the number of shares of Silver King Common Stock to be issued or reserved for issuance in connection with the Savoy Merger will exceed 20% of the number of shares of Silver King Common Stock outstanding prior to the Savoy Merger, approval by Silver King's stockholders of the proposal to issue Silver King Common Stock pursuant to the Savoy Merger Agreement is required under the rules of the NASD. Under the NASD rules, the Savoy Merger NASD Proposal must be approved by a majority of the Total Voting Power, present in person or represented by proxy at the Silver King Meeting, entitled to vote and voting on such matter. Pursuant to the Silver King Stockholder Voting Agreement and the Stockholders Agreement, Liberty and Mr. Diller have agreed to vote Silver King Securities representing 66% of the Total Voting Power as of the Silver King Record Date in favor of the Savoy Merger NASD Proposal, and, accordingly, approval of such proposal is assured, notwithstanding the vote of any other holders of Silver King Securities.

     Silver King is not a constituent corporation to the Savoy Merger, and, therefore, specific approval of the Savoy Merger or the Savoy Merger Agreement by Silver King's stockholders is not required under the DGCL, the Silver King Certificate or the Silver King Bylaws.

     Because (i) the number of shares of Silver King Common Stock and Silver King Class B Common Stock to be issued or reserved for issuance in connection with the HSN Merger will exceed 20% of the number of shares of Silver King Common Stock outstanding prior to the HSN Merger and will represent in excess of 20% of the Total Voting Power, and (ii) Liberty and BDTV (as substantial stockholders of Silver King) and Mr. Diller (as a substantial stockholder, officer and director of Silver King) collectively have a 10% or greater interest in the assets to be acquired and in the consideration to be paid in the HSN Merger and the issuance of Silver King Securities in the HSN Merger will result in an increase in excess of 5% of the outstanding shares of Silver King Common Stock and the Total Voting Power, approval by Silver King's stockholders of the proposal to issue Silver King Common Stock and Silver King Class B Common Stock pursuant to the HSN Merger Agreement is required under the rules of the NASD. Under the NASD rules, the HSN Merger NASD Proposal must be approved by a majority of the Total Voting Power, present in person or represented by proxy at the Silver King Meeting and voting on such matter. Pursuant to the Stockholders Agreement and the Second Silver King Stockholder Voting Agreement, Liberty and Mr. Diller have agreed to vote Silver King Securities representing 66% of the Total Voting Power as of the Silver King Record Date in favor of the HSN Merger NASD Proposal, and, accordingly, approval of such proposal is assured, notwithstanding the vote of any other holders of Silver King Securities.

     Under the DGCL and the Silver King Certificate, approval by holders of a majority of the outstanding shares of each of the Silver King Common Stock and the Silver King Class B Common Stock, voting as separate classes, is required to amend Article IV of the Silver King Certificate to (i) increase the number of authorized shares of Silver King Common Stock, Silver King Class B Common Stock and Silver King Preferred Stock pursuant to the Authorized Capital Stock Amendment Proposal and (ii) eliminate the separate class vote of the holders of each of the Silver King Common Stock and the Silver King Class B Common Stock in certain specified circumstances at any time when there are at least 2,280,000 shares of Silver King Class B Common Stock outstanding pursuant to the Class Vote Amendment Proposal. See "Description of Silver King Capital Stock -- Common Stock and Class B Stock."

     Under the DGCL and the Silver King Certificate, approval by holders of a majority of the Total Voting Power outstanding, voting as a single class, is required to amend Article I of the Silver King Certificate to change the corporate name of Silver King to "HSN, Inc." upon consummation of the HSN Merger pursuant to the Name Change Proposal. See "Description of Silver King Capital Stock -- Common Stock and Class B Stock."

     Silver King does not currently have sufficient shares of Silver King Common Stock and Silver King Class B Common Stock authorized to consummate the HSN Transactions. In addition, consummation of the HSN Merger is conditioned upon the consummation of the Savoy Merger. Therefore, if the stockholders of Silver King do not vote to approve the Authorized Capital Stock Amendment Proposal, the Savoy Merger NASD Proposal and the HSN Merger NASD Proposal, the HSN Merger cannot be consummated. Silver King itself is not a constituent corporation to the HSN Merger, and, therefore, specific approval of the HSN Merger or the HSN Merger Agreement by Silver King's stockholders is not required under the DGCL, the Silver King Certificate or the Silver King Bylaws.

     At the Silver King Meeting, stockholders are also being asked to elect six director nominees to the Silver King Board of Directors to hold office for a one-year term ending on the date of the next succeeding annual meeting of stockholders and until such director's respective successor shall have been duly elected and qualified. Election of four of such director nominees requires the favorable vote of the holders of shares representing a majority of the Total Voting Power, and election of two of such director nominees (Messrs. Ramer and Steinberg) requires the favorable vote of the holders of a majority of the shares of Silver King Common Stock, in each case present in person or represented by proxy at the Silver King Meeting and voting on such matter. Mr. Diller has the authority, and has indicated to Silver King that he intends, to vote the Silver King Securities subject to the Stockholders Agreement (representing 66% of the Total Voting Power and 7% of the outstanding Silver King Common Stock as of the Silver King Record Date) for the election of each of these directors; accordingly, election of the first four of such individuals (Messrs. Diller, Kaufman, Oxendine and Snyder) is assured, notwithstanding the vote of any other holders of Silver King Securities.

     In addition, at the Silver King Meeting, Silver King stockholders are being asked to consider and vote upon the 1995 Stock Incentive Plan and the Directors Stock Option Plan. Approval of each of the 1995 Stock Incentive Plan Proposal and the Directors Stock Option Plan Proposal requires the affirmative vote of a majority of the Total Voting Power of Silver King, present in person or represented by proxy at the Silver King Meeting and voting on such matter. Approval of each such plan is required pursuant to the rules and bylaws of the NASD, and, in the case of the 1995 Stock Incentive Plan, by the Code. Approval by Silver King stockholders of the 1995 Stock Incentive Plan and the Directors Stock Option Plan is also being sought to provide plan participants with certain exemptions under Section 16 of the Exchange Act. Pursuant to the Stockholders Agreement, Liberty and Mr. Diller have agreed to vote Silver King Securities representing 66% of the Total Voting Power as of the Silver King Record Date in favor of the 1995 Stock Incentive Plan Proposal, and, pursuant to the Stockholders Agreement, Mr. Diller has the authority, and has indicated to Silver King that he intends, to vote such shares in favor of the Directors Stock Option Plan; accordingly, approval of such proposals is assured, notwithstanding the vote of any other holders of Silver King Securities.

     Approval of the Ratification of Auditors Proposal requires the affirmative vote of a majority of the Total Voting Power, present in person or represented by proxy at the Silver King Meeting and voting on such matter. Mr. Diller has the authority, and has indicated to Silver King that he intends, to vote the Silver King Securities subject to the Stockholders Agreement (representing 66% of the Total Voting Power as of the Silver King Record Date) for the Ratification of Auditors Proposal; accordingly, approval of such proposal is assured, notwithstanding the vote of any other holders of Silver King Securities.

QUORUM; BROKER NON-VOTES

     The required quorum for the transaction of business at the Silver King Meeting is a majority of shares of Silver King Common Stock, or 3,541,167 shares, and a majority of the shares of Silver King Class B Common Stock, or 1,207,973 shares, issued and outstanding on the Silver King Record Date, which shares must be present in person or represented by proxy at the Silver King Meeting. Abstentions and broker non-votes, although counted for purposes of determining whether there is a quorum at the Silver King Meeting, will not be voted. A non-vote occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

     Because approval of each of the Authorized Capital Stock Amendment Proposal, the Class Vote Amendment Proposal and the Name Change Proposal requires the vote of a majority of the outstanding shares of Silver King Common Stock and Silver King Class B Common Stock, voting as separate classes, abstentions and broker non-votes will have the same effect as votes against such proposals. Because approval of each of the other Silver King Stockholder Proposals requires the vote of a majority of the votes cast, and because abstentions and broker non-votes do not constitute votes cast, they will have no effect on the outcome of such proposals.

     If a quorum is not obtained, or if fewer shares of Silver King Common Stock than the number required therefor are voted in favor of each of the Authorized Capital Stock Amendment Proposal, the Name Change Proposal and the Class Vote Amendment Proposal, it is expected that the Silver King Meeting will be postponed or adjourned in order to permit additional time for soliciting and obtaining additional proxies or votes, and, at any subsequent reconvening of the Silver King Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Silver King Meeting, except for any proxies that have theretofore effectively been revoked or withdrawn.

SOLICITATION OF PROXIES AND EXPENSES

     Silver King will bear the cost of the solicitation of proxies in the enclosed form from its stockholders. In addition to solicitation by mail, the directors, officers and employees of Silver King may solicit proxies from stockholders by telephone, telegram, letter, facsimile or in person. Following the original mailing of the proxies and other soliciting materials, Silver King will request brokers, custodians, nominees and other record holders to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Silver King Common Stock and to request authority for the exercise of proxies. In such cases, Silver King, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

     Silver King has retained D.F. King & Co., Inc. to distribute proxy solicitation materials to brokers, banks and other nominees and to assist in the solicitation of proxies from Silver King stockholders. The fee for such firm's services is estimated not to exceed $7,000 plus reimbursement for reasonable out-of-pocket costs and expenses in connection therewith.

                                 SAVOY MEETING

DATE, TIME AND PLACE OF MEETING

     The Savoy Meeting will be held on [                    ] [  ], 1996 at
[     ] a.m., local time, at [                    ].

RECORD DATE AND OUTSTANDING SHARES

     Only holders of record of Savoy Common Stock at the close of business on
[                    ] [  ], 1996, the Savoy Record Date, are entitled to notice of and to vote at the Savoy Meeting. At the close of business on the Savoy Record Date, there were 30,041,932 shares of Savoy Common Stock outstanding and
entitled to vote, held of record by [     ] stockholders (although Savoy has
been informed that there are in
excess of [     ] beneficial owners). Each Savoy stockholder is entitled to one vote for each share of Savoy Common Stock held as of the Savoy Record Date.

VOTING OF PROXIES

     The Savoy proxy accompanying this Joint Proxy Statement/Prospectus is solicited on behalf of the Board of Directors of Savoy for use at the Savoy Meeting. Stockholders are requested to complete, date and sign the accompanying proxy and promptly return it in the accompanying envelope or otherwise mail it to Savoy. All proxies that are properly executed and returned, and that are not revoked, will be voted at the Savoy Meeting in accordance with the instructions indicated on the proxies. If no instructions are indicated, such proxies will be voted to approve the Savoy Stockholder Proposal. Savoy's Board of Directors does not presently intend to bring any other business before the Savoy Meeting and, so far as is known to Savoy's Board of Directors, no other matters are to be brought before the Savoy Meeting. As to any business that may properly come before the Savoy Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies, except that proxies voted against the Savoy Stockholder Proposal will not be voted for any motion made for adjournment of the Savoy Meeting for purposes of soliciting additional votes to approve the Savoy Stockholder Proposal. A stockholder of Savoy who has given a proxy may revoke it at any time before it is exercised at the Savoy Meeting, by (i) delivering to the Secretary of Savoy (by any means, including facsimile) a written notice, bearing a date later than the proxy, stating that the proxy is revoked, (ii) signing and so delivering a proxy relating to the same shares and bearing a later date prior to the vote at the Savoy Meeting, or (iii) attending the Savoy Meeting and voting in person (although attendance at the Savoy Meeting will not, by itself, revoke a proxy).

VOTE REQUIRED

     Pursuant to the DGCL and the Savoy Bylaws, approval and adoption of the Savoy Merger Agreement require the affirmative vote of the holders of a majority of the outstanding shares of Savoy Common Stock entitled to vote thereon. Pursuant to the Savoy Stockholder Voting Agreement, holders of shares representing approximately 29% of the outstanding shares of Savoy Common Stock as of the Savoy Record Date have agreed to vote in favor of the Savoy Stockholder Proposal and against any action or other agreement that would impede, interfere with, delay, postpone or attempt to discourage the Savoy Merger.

QUORUM; BROKER NON-VOTES

     The required quorum for the transaction of business at the Savoy Meeting is a majority of the shares of Savoy Common Stock, or 15,020,967 shares, issued and outstanding on the Savoy Record Date, which shares must be present in person or represented by proxy at the Savoy Meeting. Abstentions and broker non-votes will be counted for purposes of determining whether there is a quorum at the Savoy Meeting but will not be voted. Because the Savoy Stockholder Proposal requires the vote of a majority of the outstanding shares of Savoy Common Stock, abstentions and broker non-votes will have the same effect as votes against the proposal.

     If a quorum is not obtained, or if fewer shares of Savoy Common Stock than the number required therefor are voted in favor of the Savoy Stockholder Proposal, the Savoy Meeting may be postponed or adjourned in order to permit additional time for soliciting and obtaining additional proxies or votes, and, at any subsequent reconvening of the Savoy Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Savoy Meeting, except for any proxies that have theretofore effectively been revoked or withdrawn.

SOLICITATION OF PROXIES AND EXPENSES

     Savoy will bear the cost of the solicitation of proxies in the enclosed form from its stockholders. In addition to solicitation by mail, the directors, officers and employees of Savoy may solicit proxies from stockholders by telephone, telegram, letter, facsimile or in person. Following the original mailing of the proxies and other soliciting materials, Savoy will request brokers, custodians, nominees and other record holders to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Savoy Common Stock and to request authority for the exercise of proxies. In such cases, Savoy, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

     Savoy has retained D.F. King & Co., Inc. to distribute proxy solicitation materials to brokers, banks and other nominees and to assist in the solicitation of proxies from Savoy stockholders. The fee for such firm's services is estimated not to exceed $7,000, plus reimbursement of reasonable out-of-pocket expenses in connection therewith.

                                  HSN MEETING

DATE, TIME AND PLACE OF MEETING

     The HSN Meeting will be held on [                    ] [  ], 1996 at
[     ] a.m., local time, at [                    ].

RECORD DATE AND OUTSTANDING SHARES

     Only holders of record of HSN Common Stock and HSN Class B Common Stock at
the close of business on [                    ] [  ], 1996, the HSN Record Date,
are entitled to notice of and to vote at the HSN Meeting. At the close of business on the HSN Record Date, there were 71,989,159 shares of HSN Common Stock outstanding and entitled to vote, held of record by 8,023 stockholders
(although HSN has been informed that there are in excess of [     ] beneficial
owners), and 20,000,000 shares of HSN Class B Common Stock outstanding and entitled to vote, all of which is held of record by Liberty HSN. HSN stockholders are entitled to one vote for each share of HSN Common Stock and ten votes for each share of HSN Class B Common Stock held as of the HSN Record Date.

VOTING OF PROXIES

     The HSN proxy accompanying this Joint Proxy Statement/Prospectus is solicited on behalf of the Board of Directors of HSN for use at the HSN Meeting. Stockholders are requested to complete, date and sign the accompanying proxy and promptly return it in the accompanying envelope or otherwise mail it to HSN. All proxies that are properly executed and returned, and that are not revoked, will be voted at the HSN Meeting in accordance with the instructions indicated on the proxies. If no instructions are indicated, such proxies will be voted to approve the HSN Stockholder Proposal. HSN's Board of Directors does not presently intend to bring any other business before the HSN Meeting and, so far as is known to HSN's Board of Directors, no other matters are to be brought before the HSN Meeting. As to any business that may properly come before the HSN Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies, except that proxies voted against the HSN Stockholder Proposal will not be voted for any motion made for adjournment of the HSN Meeting for purposes of soliciting additional votes to approve the HSN Stockholder Proposal. A stockholder of HSN who has given a proxy may revoke it at any time before it is exercised at the HSN Meeting, by (i) delivering to the Secretary of HSN (by any means, including facsimile) a written notice, bearing a date later than the proxy, stating that the proxy is revoked, (ii) signing and so delivering a proxy relating to the same shares and bearing a later date prior to the vote at the HSN Meeting, or (iii) attending the HSN Meeting and voting in person (although attendance at the HSN Meeting will not, by itself, revoke a proxy).

VOTE REQUIRED

     Pursuant to the DGCL and the HSN Certificate, approval and adoption of the HSN Merger Agreement requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of HSN Common Stock and HSN Class B Common Stock entitled to vote thereon, voting together as a single class, with each share of HSN Class B Common Stock entitled to ten votes and each share of HSN Common Stock entitled to one vote. Pursuant to the HSN Stockholder Voting Agreement, holders of shares representing approximately 24% of the outstanding shares of HSN Common Stock and 100% of the outstanding shares of

HSN Class B Common Stock (representing 80% of the voting power) as of the HSN Record Date have agreed to vote, or cause such shares to be voted, in favor of the HSN Stockholder Proposal and against any alternative proposal. Pursuant to the HSN Merger Agreement, however, consummation of the HSN Merger and the HSN Transactions is also conditioned upon the HSN Special Vote, which requires the affirmative vote of the holders of a majority of the outstanding shares of HSN Common Stock, who are neither Liberty HSN nor an affiliate thereof, present in person or represented by proxy at the HSN Meeting and voting on such matter. The HSN Stockholder Voting Agreement does not cover any shares to be counted for purposes of such HSN Special Vote.

QUORUM; BROKER NON-VOTES

     The required quorum for the transaction of business at the HSN Meeting is a majority of the shares of both the HSN Common Stock and HSN Class B Common Stock, or 45,994,580 shares, with respect to matters on which all HSN stockholders vote as a single class and a majority of the shares of each of the HSN Common Stock (35,994,580 shares) and the HSN Class B Common Stock (10,000,001 shares) with respect to matters on which holders of such shares are entitled to vote as separate classes, in each case, issued and outstanding on the HSN Record Date, which shares must be present in person or represented by proxy at the HSN Meeting. Abstentions and broker non-votes will be counted for purposes of determining whether there is a quorum at the HSN Meeting but will not be voted. Because the HSN Stockholder Proposal (except in respect of the HSN Special Vote required by the terms of the HSN Merger Agreement) requires the affirmative vote of the holders of a majority of votes of the outstanding shares of HSN Common Stock and HSN Class B Common Stock, voting together as a single class, abstentions and broker non-votes will have the same effect as votes against the proposal. With respect to the HSN Special Vote, however, abstentions and broker non-votes will have no effect because such shares will not be considered to have been voted.

     If a quorum is not obtained, or if fewer shares of HSN Common Stock or HSN Class B Common Stock than the number required therefor are voted in favor of the HSN Stockholder Proposal, the HSN Meeting may be postponed or adjourned in order to permit additional time for soliciting and obtaining additional proxies or votes, and, at any subsequent reconvening of the HSN Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the HSN Meeting, except for any proxies that have theretofore effectively been revoked or withdrawn.

SOLICITATION OF PROXIES AND EXPENSES

     HSN will bear the cost of the solicitation of proxies in the enclosed form from its stockholders. In addition to solicitation by mail, the directors, officers and employees of HSN may solicit proxies from stockholders by telephone, telegram, letter, facsimile or in person. Following the original mailing of the proxies and other soliciting materials, HSN will request brokers, custodians, nominees and other record holders to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of HSN Common Stock and to request authority for the exercise of proxies. In such cases, HSN, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

     HSN has retained MacKenzie Partners, Inc. to distribute proxy solicitation materials to brokers, banks and other nominees and to assist in the solicitation of proxies from HSN stockholders. The fee for such firm's services is estimated not to exceed $12,000, plus reimbursement of reasonable out-of-pocket expenses in connection therewith.

                     SAVOY MERGER AND RELATED TRANSACTIONS

GENERAL

     The Savoy Merger Agreement provides for the merger of a newly-formed, indirect wholly-owned subsidiary of Silver King with and into Savoy, with Savoy to be the surviving corporation of the Savoy Merger and an indirect wholly-owned subsidiary of Silver King. If the requisite approvals of the stockholders of Savoy and Silver King are received, the Savoy Merger is expected to be consummated as soon as practicable after the satisfaction or waiver of each of the conditions to consummation of the Savoy Merger. The discussion in this Joint Proxy Statement/Prospectus of the Savoy Merger and the description of the principal terms of the Savoy Merger Agreement are subject to and qualified in their entirety by reference to the Savoy Merger Agreement, a copy of which is attached to this Joint Proxy Statement/Prospectus as Appendix A and incorporated herein by reference.

     Upon consummation of the Savoy Merger, the Silver King Board of Directors will consist of the directors to be elected at the Silver King Meeting. The
executive officers of Silver King and Savoy will [     ] as a result of the
Savoy Merger. The stockholders of Savoy will become stockholders of Silver King (as described herein), and their rights will be governed by the Silver King Certificate and the Silver King Bylaws. See "Comparison of Rights of Stockholders of Silver King, Savoy and HSN."

     For a description of the HSN Merger, see "HSN Merger Agreement and Related Transaction Agreements." Consummation of the HSN Merger is not a condition to consummation of the Savoy Merger.

  Conversion of Shares

     Upon the consummation of the Savoy Merger, each then outstanding share of Savoy Common Stock (other than treasury shares or shares owned by Silver King or its wholly-owned subsidiaries) will automatically be converted into the right to receive 0.14 of a share of Silver King Common Stock. No fractional shares of Silver King Common Stock will be issued in the Savoy Merger. Instead, each Savoy stockholder who would otherwise be entitled to receive a fraction of a share of Silver King Common Stock will be entitled to that portion of the Savoy Common Shares Trust (as defined herein) equal to the fraction, the numerator of which is the amount of the fractional shares interest to which such holder is entitled and the denominator of which is the aggregate amount of fractional shares interests to which all holders of Savoy Common Stock are entitled. The "Savoy Common Shares Trust" means the net proceeds of the sale on the Nasdaq National Market by the Savoy Exchange Agent, as soon as practicable following the Savoy Merger Effective Time, of the excess number of full shares of Silver King Common Stock delivered to the Savoy Exchange Agent by Silver King (which will equal the aggregate number of shares of Silver King Common Stock issuable to Savoy stockholders pursuant to the Savoy Merger Agreement) over the aggregate number of full shares of Silver King Common Stock to be distributed to holders of Savoy Common Stock pursuant to the Savoy Merger Agreement. The amount, if any, payable to Savoy stockholders from the Savoy Common Shares Trust will be reduced by the amount Silver King or the Savoy Exchange Agent is required to deduct and withhold with respect to such payment pursuant to the Code or any other applicable tax law. Such amounts so withheld and deducted will be deemed to have been paid to the holder of Savoy Common Stock in respect of which such deduction and withholding was made. Based upon the capitalization of Savoy and Silver King as of the Savoy Record Date and the Silver King Record Date, respectively, and without giving effect to the HSN Transactions, the former stockholders of Savoy will own Silver King Common Stock representing approximately 37% of the Silver King Common Stock outstanding, 31% of the Silver King Securities outstanding and 12% of the Total Voting Power outstanding immediately after consummation of the Savoy Merger. In the event that the Savoy Merger and the HSN Transactions (but without giving effect to additional Silver King Securities that may be issued under certain circumstances in connection with a tax gross-up obligation of Silver King pursuant to the Contingent Rights or the Exchange) are each consummated, based upon the capitalization of each of Savoy, HSN and Silver King as of the Savoy Record Date, the HSN Record Date and the Silver King Record Date, respectively, the former stockholders of Savoy will own Silver King Common Stock representing approximately 10% of the Silver King Common Stock outstanding, 7% of the Silver King Securities outstanding and 2% of the Total Voting Power outstanding immediately after consummation of such transactions.

     Because the Savoy Conversion Ratio is fixed, the number of shares to be received by stockholders of Savoy upon consummation of the Savoy Merger will remain the same, regardless of whether the market price of Savoy Common Stock or Silver King Common Stock increases or decreases at any time, including after the date of this Joint Proxy Statement/Prospectus and after the dates of the Silver King Meeting and the Savoy Meeting. See "-- Opinions of Certain Financial Advisors."

  Assumption of Options and Warrants; Restricted Stock; Savoy Debentures; Savoy Note

     Upon consummation of the Savoy Merger, each then outstanding Savoy Option and each then outstanding Savoy Warrant will be assumed by Silver King and converted into an option or warrant, respectively, to acquire that number of shares of Silver King Common Stock equal to the number of shares of Savoy Common Stock subject to such Savoy Option or such Savoy Warrant multiplied by the Savoy Conversion Ratio at an exercise price per share of Silver King Common Stock equal to the exercise price in effect under such Savoy Option or Savoy Warrant immediately prior to the Savoy Merger Effective Time divided by the Savoy Conversion Ratio. To avoid fractional shares, the number of shares of Silver King Common Stock subject to an assumed Savoy Option or Savoy Warrant will be rounded up to the nearest whole share. The other terms of the Savoy Options, including vesting schedules, and the Savoy Warrants will remain unchanged, except that the Savoy Options will be amended to provide that the provisions requiring the exercise (or termination) of Savoy Options within 90 days following, among other things, a merger of Savoy, will not be applicable to the Savoy Merger. Silver King will file a Registration Statement on Form S-8 with the Commission with respect to the issuance of Silver King Common Stock upon exercise of the assumed Savoy Options.

     As of the Savoy Record Date, Savoy Options to acquire an aggregate of 1,201,145 shares of Savoy Common Stock were issued and outstanding at exercise prices ranging from $3.92 to $20.75 per share and Savoy Warrants to purchase 550,000 shares of Savoy Common Stock were outstanding at exercise prices ranging from $12.00 (300,000 shares) to $25.00 (250,000 shares) per share. After giving effect to the Savoy Merger, the Savoy Options would be convertible into an aggregate of 168,160 shares of Silver King Common Stock at exercise prices ranging from $28.00 to $178.57 per share and the Savoy Warrants would be convertible into an aggregate of 77,000 shares of Silver King Common Stock at exercise prices ranging from $85.71 (42,000 shares) to $175.57 (35,000 shares) per share.

     Pursuant to the Savoy Merger Agreement, following the Savoy Merger Effective Time, Silver King has agreed to assume Savoy's obligations under Savoy's 1994 Restricted Stock Plan and other restricted stock agreements upon the same terms and conditions, except that the shares of Savoy Common Stock awarded thereunder will be converted into the right to receive that number of whole shares of Silver King Common Stock equal to the product of the number of shares of Savoy Common Stock awarded thereunder and the Savoy Conversion Ratio, plus an amount in cash in lieu of fractional shares, if any. As of the Savoy Record Date, Savoy has outstanding 600,000 shares of restricted Savoy Common Stock held by two executive officers and a former employee of Savoy. Upon consummation of the Savoy Merger, 500,000 shares of restricted Savoy Common Stock awarded to two of Savoy's senior executive officers will become fully vested and the restrictions on such stock will lapse. The restrictions on the remaining 100,000 shares of restricted Savoy Common Stock will lapse no later than November 17, 1996.

  Savoy Debt

     Upon consummation of the Savoy Merger, it is currently contemplated that all existing indebtedness of Savoy will remain outstanding; provided that the Savoy Debentures and the Savoy Note will become convertible, pursuant to their respective terms, into that number of shares of Silver King Common Stock that the holders of the Savoy Debentures and the Savoy Note would have been entitled to receive in the Savoy Merger had such Savoy Debentures and Savoy Note been converted into Savoy Common Stock immediately prior to the Savoy Merger Effective Time. In addition, Silver King expects that, as of the Savoy Merger Effective Time, it will enter into a supplemental indenture with the trustee under the Savoy Indenture pursuant to which it will become jointly liable with Savoy with respect to the Savoy Debentures. As of the Savoy Record Date, Savoy Debentures convertible into 2,031,290 shares of Savoy Common Stock at a conversion price of $18.60 per share and the Savoy Note convertible into 961,539 shares of Savoy Common Stock at a conversion price of $13.00 per share were outstanding. Upon the Savoy Merger Effective Time, the Savoy Debentures would be convertible into an aggregate of 284,380 shares of Silver King Common Stock at a conversion price of $132.86 per share and the Savoy Note would be convertible into an aggregate of 134,615 shares of Silver King Common Stock at a conversion price of $92.86 per share.

BACKGROUND

  November Savoy Merger Agreement and TCI HSN Shares Acquisition

     Silver King regularly evaluates strategic opportunities, including business combinations with other companies, that could complement and strengthen its communications business. Since Mr. Diller became Chairman of the Board and Chief Executive Officer of Silver King in August 1995, Silver King has evaluated growth strategies, including growth through internal development, acquisitions and strategic investments. Beginning in July 1995 and from time to time thereafter, Mr. Diller and TCI discussed generally the possible combination of Silver King and HSN, or the possible acquisition by Silver King of Liberty's 17,566,702 shares of HSN Common Stock and 20,000,000 shares of HSN Class B Common Stock (the "TCI HSN Shares"). For additional information regarding the background of the HSN Merger, see "Special Factors Relating to the HSN Transactions -- Background."

     Beginning in October 1995, Mr. Diller and, shortly thereafter, other executive officers of Silver King held discussions and meetings with senior officers of Savoy, including Victor A. Kaufman, Savoy's Chairman of the Board and Chief Executive Officer, regarding the financial, operating and business condition of Savoy as well as the terms of a possible merger between Silver King and Savoy. In October, Savoy prepared certain alternative scenarios regarding the possible financial consequences of the distribution and/or the sale of distribution rights relating to eight Savoy films then in production or already produced. The alternative scenarios were not estimates of future performance but instead reflected the effects of certain hypothetical assumptions on Savoy's cash position. In general, the scenarios indicated that Savoy's filmed entertainment business would operate at a cash deficit during the next 12 months, except in certain scenarios including one in which Savoy sold all of its unreleased films and suspended the production of new films. In addition, at the request of Silver King, Savoy prepared scenarios combining the filmed entertainment scenarios with hypothetical results for Savoy's other businesses. These scenarios were provided to Allen & Company Incorporated ("Allen & Company"), as well as to Silver King and First Boston in connection with their due diligence.

     Beginning in late October 1995, Mr. Diller, as well as certain other senior executives of Silver King, held informal discussions with representatives of Allen & Company, which has had certain investment banking relationships with Savoy (and with certain companies with which Mr. Diller has been associated) and which, together with its affiliates, is a significant stockholder of Savoy Common Stock and has representatives on the Savoy Board, regarding a possible merger or acquisition relating to Savoy and Silver King. In the course of these discussions, the concept of a stock-for-stock merger with Silver King was discussed and Allen & Company also discussed the financial and business condition of Savoy.

     In late October 1995, based on Savoy's alternative scenarios, Allen & Company, at the request of Mr. Diller, prepared a preliminary pro forma combination analysis of a possible transaction in which Silver King would acquire Savoy, which analysis was provided to Silver King and First Boston, as financial advisor to Silver King. Allen & Company's analysis assumed, among other things, that Savoy stockholders would receive 0.20 of a share of Silver King Common Stock for each share of Savoy Common Stock. See "-- Certain Information Concerning Silver King and Savoy."

     On November 3, 1995, certain representatives of Allen & Company and senior officers of Liberty, together with counsel for Liberty and Silver King, held a telephone conference call in which they discussed the possibility of a merger between Silver King and Savoy, as well as a number of alternatives regarding HSN, including the possible purchase by Silver King of the TCI HSN Shares (the "TCI HSN Shares Acquisition"), either separately or together with a purchase by Silver King from HSN of preferred stock or debt securities of HSN. In addition, the parties discussed the possible appointment of Mr. Diller as Chairman of the Board of HSN, pursuant to which Mr. Diller would take a more active role in the future direction of HSN and would be granted options to purchase an unspecified number of shares of HSN Common Stock and/or would acquire an equity interest in HSN.

     On November 6, 1995, Mr. Diller, certain representatives of each of Allen & Company and First Boston, Steven H. Grant, the then-Chief
Financial/Administrative Officer of Silver King and a member of the Silver

King Board of Directors, and counsel to Silver King met to discuss further a possible acquisition by Silver King of the TCI HSN Shares and a possible merger with Savoy. The topics of discussion included certain publicly available information regarding each of HSN and Savoy as well as timing and structural issues relating to the possible transactions.

     In the course of the next three weeks, the parties to the Savoy Merger held meetings and discussions and exchanged information regarding a possible transaction. During the course of these discussions, Mr. Kaufman discussed the possibility of a transaction with Silver King with the members of the Executive Committee of the Savoy Board. In addition, each of Silver King and Savoy consulted with special FCC counsel and discussed the required FCC approvals and other actions that would need to be taken in connection with the transaction. Discussion of the Savoy transaction included the terms of the conversion ratio, which Silver King proposed should be 0.20 of a share of Silver King Common Stock, which ratio was based on the then-recent trading prices of Savoy Common Stock and Silver King Common Stock, with little or no premium above the then-current market price of Savoy Common Stock. During this period, Silver King, Liberty and their respective advisors continued discussions regarding a possible exchange of the TCI HSN Shares for Silver King Securities. Discussion of the terms of this proposed exchange included the terms of the exchange ratio for the TCI HSN Shares, which ultimately was agreed to be a market-to-market transaction with respect to the shares of HSN Common Stock to be so acquired (representing an implied conversion ratio of 0.2764 shares of Silver King Common Stock for each share of HSN Common Stock) and a premium, finally fixed at 10% over then-market prices (based on the market prices of the respective shares of common stock), with respect to the shares of HSN Class B Common Stock to be so acquired (representing an implied conversion ratio of 0.3041 shares of Silver King Class B Stock for each share of HSN Common Stock) to take account of the fact that such shares were entitled to ten votes per share.

     During the course of the foregoing discussions and negotiations, the parties and their financial and legal advisors expressed substantial concern that premature disclosure regarding either or both transactions could adversely impact the ability of the parties to reach agreement on the terms and conditions, or to consummate, either the Savoy transaction or the HSN transaction. As a result, knowledge of the discussions and negotiations was deliberately limited to the key officers and executives of each of Silver King, Savoy, TCI and Liberty, and their respective advisors, whose participation was essential to negotiation and execution of definitive documentation in connection with the Savoy transaction or the HSN transaction.

     In addition, during this three-week period, each of First Boston and Gleacher conducted certain financial due diligence regarding Silver King, Savoy and HSN. Gleacher was retained by Savoy for the purpose of rendering an opinion as to the fairness to Savoy's stockholders, from a financial point of view, of the Savoy Merger. See "-- Opinions of Certain Financial Advisors -- Opinions of Gleacher." The due diligence review of HSN conducted by Gleacher was limited and included only those items expressly referred to under "-- Opinions of Certain Financial Advisors -- Opinions of Gleacher." The due diligence review of HSN conducted by Savoy was limited and generally included only publicly available information.

     On Friday, November 24, 1995, Silver King, Savoy and Liberty became aware of certain rumors in the market regarding a possible merger or other transaction between HSN and Silver King, which rumors were also reported in various press accounts that day. These rumors were accompanied by increased market activity in Silver King Common Stock and HSN Common Stock on that Friday, which was a half-trading day following the Thanksgiving holiday. As a result of the rumors, and the concern for market activity and further rumors on the following Monday, November 27, 1995, Silver King, Savoy and Liberty agreed that the parties should attempt to conclude their respective negotiations and execute definitive documentation, if an agreement were to be reached, no later than Monday, November 27.

     During the period of November 24-27, 1995, the parties and their advisors conducted extensive discussions and negotiations to finalize the terms of each of the Savoy transaction and the HSN transaction, and Liberty and Mr. Diller likewise negotiated the terms of an amendment to the August Stockholders Agreement (the "November Stockholders Agreement"). The November Stockholders Agreement involved certain agreements between the parties with respect to the TCI HSN Shares Acquisition and amended certain of the provisions in the original August Stockholders Agreement with respect to BDTV and Mr. Diller's control over Liberty's Silver King Securities. The effectiveness of the November Stockholders Agreement was conditioned upon consummation of the TCI HSN Shares Acquisition.

     At a special meeting of the Executive Committee of the Board of Directors of HSN held on Friday evening, November 24, 1995, the Executive Committee (i) accepted the resignation of Robert Bennett as Chairman of the Board of HSN and appointed Mr. Diller as Chairman of the Board of HSN (subject to ratification of his appointment by the full HSN Board), authorized Mr. Diller to recruit a management team and authorized the Compensation Committee of the HSN Board to determine an appropriate compensation package for Mr. Diller and certain members of his prospective management team and (ii) appointed a special committee of independent directors consisting of Anthony Forstmann and George C. McNamee to review, pursuant to the request of each of Liberty and Silver King, the terms of the proposed agreements that related to the TCI HSN Shares Acquisition which included an agreement and plan of merger to be entered into by BDTV, Liberty HSN and Liberty Program Investments, Inc., a Wyoming corporation (the "Liberty/BDTV Merger Agreement"), a proposed exchange agreement to be entered into by Silver King and BDTV (the "Silver King/BDTV Exchange Agreement") and the proposed transactions contemplated thereby, and to recommend to the HSN Board of Directors whether to approve such transactions, so as to exempt the parties to such agreements and their respective affiliates from the restrictions on "business combinations" with HSN contained in Section 203 of the DGCL. The authority granted to the special committee by the HSN Executive Committee included the power to prevent the full HSN Board of Directors from considering DGCL Section 203 approval of such transactions if the special committee determined not to recommend such DGCL Section 203 approval.

     Subsequent to the meeting of the HSN Executive Committee, the HSN Compensation Committee met and granted Mr. Diller options to purchase 13,400,000 shares of HSN Common Stock (representing approximately 12% of the then-outstanding shares of HSN Common Stock and HSN Class B Common Stock (assuming exercise of all options granted by HSN on that day)) and granted to certain members of his prospective management team options to purchase an aggregate of 2,600,000 shares of HSN Common Stock. The exercise price of all such options was $8.50 per share. (Mr. Diller subsequently surrendered to HSN, without consideration therefor, options relating to 100,000 shares of HSN Common Stock that were granted to him in November 1995 as well as the options to purchase 90,000 shares of HSN Common Stock granted to him pursuant to HSN's stock option plan for non-employee directors when he became a director of HSN in August 1995.) Such options were granted in consideration of each person's agreement to become part of the management team at HSN, or, in the case of Mr. Diller, its Chairman of the Board, in recognition of the benefits each person was expected to provide HSN and to encourage such persons to continue to serve in such capacities at HSN during the term of the options, and the grant of such options was unrelated to the TCI HSN Shares Acquisition. In the case of Mr. Diller, it was also noted that he would not receive a salary. All of such HSN Options were granted subject to HSN stockholder approval of a new stock option plan.

     At a meeting of the special committee of the HSN Board of Directors held on November 27, 1995 pursuant to the request of each of Liberty and Silver King, the special committee recommended approval, and the HSN Board of Directors (other than Mr. Diller, who participated briefly in the deliberation and did not vote on such matters) subsequently (i) approved, for purposes of Section 203 of the DGCL, the acquisition of beneficial ownership of the TCI HSN Shares by Silver King, BDTV, Mr. Diller and/or any of their respective affiliates and/or associates and the reacquisition of such shares by Liberty and (ii) ratified the appointment by the HSN Executive Committee of Mr. Diller as Chairman of the HSN Board.

     Over the course of the same weekend, Mr. Diller, Mr. Grant and legal counsel to Silver King held discussions with members of the Silver King Board of Directors and provided them with oral and written information regarding each of the proposed transactions, as well as Mr. Diller's appointment as Chairman of the Board of Directors of HSN and the terms of the proposed November Stockholders Agreement. A special meeting of the Silver King Board of Directors was held on the morning of Monday, November 27, 1995. Prior to such meeting, the Silver King directors were provided with a written presentation by First Boston regarding each of the transactions, as well as with the latest drafts of the definitive documentation pertaining to each of the proposed Savoy Merger, the proposed TCI HSN Shares Acquisition and the November Stockholders Agreement.

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

     At the meeting of the Silver King Board of Directors, Silver King management reported to the Silver King Board of Directors on the course of negotiations relating to the proposed Savoy Merger and the proposed TCI HSN Shares Acquisition, reported results of the due diligence that had been conducted on each of Savoy and HSN, discussed with the other directors the potential benefits and risks of each of the transactions and their view of the business and financial condition of each of Savoy and HSN, and responded to questions from the directors. First Boston discussed various analyses relating to each of the proposed Savoy Merger and the proposed TCI HSN Shares Acquisition and responded to questions from the directors regarding the manner and conclusion of its analyses. At the Silver King Board meeting, the Board of Directors of Silver King received separate oral opinions of First Boston that, as of such date, the consideration to be paid by Silver King in each of the Savoy Merger and the TCI HSN Shares Acquisition was fair, from a financial point of view, to Silver King. See "-- Opinions of Certain Financial Advisors -- Opinions of First Boston, Financial Advisor to Silver King" and "Special
Factors Relating to the HSN Transactions -- Opinions of Certain Financial Advisors -- Opinions of First Boston, Financial Advisor to Silver King." Thereafter, the Silver King Board of Directors received the written opinions of First Boston confirming their oral statements at the Silver King Board meeting. In addition, at the November 27 meeting, special outside counsel and FCC counsel to Silver King reviewed with the Silver King Board of Directors the principal terms and conditions of each of the transaction documents, including the November Savoy Merger Agreement (and such proposed merger, the "November Savoy Merger"), the Silver King Stockholder Voting Agreement and the Savoy Stockholder Voting Agreement in connection therewith, the Liberty/Silver Merger Agreement, the Silver King/BDTV Exchange Agreement and the November Stockholders Agreement (collectively, the "November Transactions Documents"), as well as tax, regulatory and other legal matters relating to the Savoy Merger and the TCI HSN Shares Acquisition. The Silver King Board of Directors approved each of the November Transactions Documents, subject to finalization by Silver King's management and advisors of the necessary documentation. Mr. Diller did not participate in the voting with respect to matters relating to the TCI HSN Shares Acquisition.

     In addition, at a meeting of the Compensation/Benefits Committee of the Silver King Board on November 27, 1995, the Compensation/Benefits Committee approved the 1995 Stock Incentive Plan and recommended that the Silver King Board of Directors and Silver King stockholders approve such plan. Pursuant thereto, the Compensation/Benefits Committee granted Mr. Diller options to purchase 625,000 shares of Silver King Common Stock, subject to stockholder approval of the 1995 Stock Incentive Plan and to consummation of each of the TCI HSN Shares Acquisition (or another transaction involving the acquisition by Silver King of a controlling interest in HSN) and the Savoy Merger, at an exercise price of $30.75 per share, which options would be reduced to 403,375 shares in the event that only the TCI HSN Shares Acquisition (or another transaction involving the acquisition by Silver King of a controlling interest in HSN) is consummated and to 221,625 shares in the event that only the Savoy Merger is consummated and would be cancelled in full in the event that neither transaction is consummated. The Silver King Board also approved, and recommended stockholder approval of, the 1995 Stock Incentive Plan. See "1995 Stock Incentive Plan Proposal."

     During October and November, 1995, senior management of Savoy provided the members of the Executive Committee of the Savoy Board with information on the status of the discussions and negotiations with Silver King and due diligence on Silver King and consulted with the Savoy Executive Committee concerning these matters. A special meeting of the Savoy Board of Directors was held on Sunday, November 26, 1995. Prior to the meeting, each director was provided with a copy of the latest drafts of the proposed Savoy Merger Agreement and certain related documents.

     At the meeting of the Savoy Board on Sunday evening, Savoy management reported to the Savoy Board on the course of discussions and negotiations relating to the proposed Savoy Merger, reported results of the due diligence that had been conducted on Silver King, discussed with the other directors the potential benefits and risks of the transaction and other alternatives for Savoy and responded to questions from the directors. In substance, the Savoy directors asked questions concerning the negotiations relating to the proposed November Savoy Merger, the due diligence conducted on Silver King, the proposed TCI HSN Shares Acquisition and the alternatives for Savoy other than the proposed November Savoy Merger. Management also informed the

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

Savoy Board that Silver King intended to enter into an agreement to acquire the TCI HSN Shares and discussed with the other directors the results of their review of HSN's publicly available information and discussions with Mr. Diller regarding HSN. Gleacher provided the Savoy Board with a written presentation of its financial analysis of the proposed November Savoy Merger, reviewed the analysis with the Savoy Board and responded to questions from the directors regarding the manner and conclusion of its analyses. At the November 26, 1995 Savoy Board meeting, the Savoy Board received the oral opinion of Gleacher that, as of such date, the consideration to be received by Savoy stockholders in the November Savoy Merger was fair, from a financial point of view, to Savoy stockholders. In addition, Gleacher rendered its oral opinion to the Savoy Board that, as of such date, the consummation of the TCI HSN Shares Acquisition would not alter their opinion with respect to the November Savoy Merger. Thereafter, the Savoy Board of Directors received the written opinion of Gleacher, dated November 27, 1995, confirming their opinions rendered orally at the Savoy Board meeting. See "-- Opinions of Certain Financial Advisors -- Opinions of Gleacher." At the request of Mr. Kaufman, Mr. Diller attended a portion of the Savoy Board meeting and discussed with the Savoy Board his plans for Silver King and HSN. The November 26 meeting was adjourned without any vote being taken and was reconvened on Monday, November 27, 1995.

     At the November 27, 1995 Savoy Board meeting, the Savoy Board continued its discussions concerning the proposed November Savoy Merger and alternatives for Savoy. The alternatives for Savoy that were discussed by the Savoy Board were continuing its operations as an independent company on the basis described in its Form 8-K dated August 22, 1995, curtailing its investment in motion picture production, marketing and distribution and continuing to operate its remaining businesses or realizing the value of its then existing film inventory and/or its television broadcasting stations for the benefit of its stockholders. Gleacher reviewed its analyses with the Savoy Board and reiterated its opinions concerning the November Savoy Merger and the TCI HSN Shares Acquisition. In addition, at the November 26 and 27, 1995 meetings, outside counsel to Savoy reviewed with the Savoy Board the principal terms and conditions of each of the November Transactions Documents relating to the November Savoy Merger, including the November Savoy Merger Agreement, the Silver King Stockholder Voting Agreement and the Savoy Stockholder Voting Agreement, the general terms of the TCI HSN Shares Acquisition and related transactions, as well as tax, regulatory and other legal matters relating to the proposed November Savoy Merger and the TCI HSN Shares Acquisition. The Savoy Board, by unanimous vote of the directors present, approved each of the November Transactions Documents relating to the proposed November Savoy Merger and approved the November Savoy Merger, subject to finalization by Savoy's management, Executive Committee and advisors of the necessary documentation.

     Upon conclusion of the foregoing board meetings and resolution of remaining issues to be negotiated among the parties, the respective parties entered into each of the November Transactions Documents. On November 27, 1995, Silver King and Savoy issued a joint press release announcing the November Savoy Merger and the TCI HSN Shares Acquisition, and HSN issued a press release announcing the appointment of Mr. Diller as Chairman of the Board of HSN, the grant of options to Mr. Diller and his proposed management team and the approval by the HSN Board of the proposed Liberty/Silver Merger Agreement and the Silver King/BDTV Exchange Agreement for purposes of Section 203 of the DGCL. On November 30, 1995, HSN announced that James G. Held had been appointed the Chief Executive Officer and President of HSN.

     Beginning in December 1995, Savoy agreed to provide and provided certain financial and administrative services to Silver King and HSN, including services of certain of Savoy's executive officers. Silver King has agreed, if the Savoy Merger is not consummated, to (i) indemnify Savoy employees in connection with their rendering of services to Silver King and HSN, respectively, (ii) pay Savoy reasonable compensation for such services and (iii) reimburse Savoy for its related out-of-pocket costs and expenses.

     During December 1995 and continuing through July 1996, Silver King, Savoy and HSN continued to meet to exchange information, to prepare for the meetings of stockholders of the respective companies called pursuant to the November Savoy Merger Agreement and the Silver King/BDTV Exchange Agreement and, generally, to prepare for the anticipated consummation of the November Savoy Merger and the TCI HSN Shares Acquisition.

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

     In May 1996, Silver King and Savoy entered into the Extension Letter to extend, in certain circumstances, the termination date of the November Savoy Merger Agreement. See "-- Savoy Merger Agreement -- Amendment or Termination of the Savoy Merger Agreement; Breakup Fee -- Termination."

  Merger Agreement Amendment

     Based on the significant decline in the operating performance of the Savoy Stations since November 1995, as discussed below, during June 1996 Mr. Diller and representatives of First Boston, Silver King's financial advisor, held several discussions with members of Savoy's Executive Committee, and Mr. Diller also discussed with a representative of Allen & Company the financial and business condition of Savoy. The revenues for the four Savoy Stations for the six-month period ended June 30, 1996, and, to a greater relative extent, the net income and broadcast cash flow for the period, had been adversely affected by the recent switch in affiliation of the Savoy Stations to the Fox network. This resulted in a much lower broadcast cash flow for the six months ended June 30, 1996 as compared to the comparable period for the prior year. This adverse impact continued in the beginning of the third quarter. Beginning in July 1996, Mr. Diller raised with certain members of the Executive Committee of the Savoy Board the possibility of a downward adjustment to the exchange ratio set forth in the November Savoy Merger Agreement in light of the performance of the Savoy Stations, and Mr. Diller and certain members of the Savoy Executive Committee had discussions regarding this possibility and the amendments to the November Savoy Merger Agreement which Savoy would request in connection with the consideration of any adjustment to the Savoy Conversion Ratio.

     During July 1996, at the request of Mr. Diller, senior management of Savoy prepared, and provided to Silver King, certain financial information regarding Savoy's and the Savoy Stations' cash flows and cash balances for the remainder of 1996. These analyses were not prepared with a view to public disclosure or in conformity with accounting guidelines regarding projections. In addition, with the theatrical release of additional films during this period, Savoy management determined that certain amounts relating to Savoy's film business that, as of the execution of the November Savoy Merger Agreement, were anticipated to be received would not be realized.

     In August 1996, Silver King and Savoy engaged in negotiations with respect to adjusting the conversion ratio set forth in the November Savoy Merger Agreement and modifying certain other terms of the November Savoy Merger Agreement. As a result of such negotiations, the parties agreed, subject to the approval of the Silver King Board and the Savoy Board and the execution of an amendment to the November Savoy Merger Agreement, that the conversion ratio set forth in the Savoy Merger Agreement would be reduced from 0.20 of a share of Silver King Common Stock for each share of Savoy Common Stock to 0.14 of a share, and the parties also agreed to certain additional amendments to the November Savoy Merger Agreement relating primarily to Silver King's inability to terminate the agreement based on a further decline in Savoy's business and financial condition and the termination date of the agreement, which it was agreed would be extended to December 31, 1996, subject to extension by Savoy and Silver King in certain circumstances. See "-- Savoy Merger Agreement -- Amendment or Termination of the Savoy Merger Agreement; Breakup Fee."

     A special meeting of the Savoy Board was held on Tuesday, August 13, 1996. Prior to the meeting, each director was provided with a report prepared by Gleacher. At the meeting of the Savoy Board, Savoy management and the members of the Savoy Executive Committee discussed the financial results of the Savoy Stations, reported on the course of discussions and negotiations relating to the proposed Savoy Merger and the Savoy Merger Agreement Amendment, reported on the business of Silver King and discussed with the other directors the potential benefits and risks of the transaction with Silver King and the other alternatives for Savoy. The alternatives for Savoy that were discussed by the Savoy Board were abandoning the transaction with Silver King and continuing as an independent company operating primarily in the business of owning television stations, seeking an alternative combination transaction with another company, or realizing the value of the Savoy Stations and the existing film inventory for the benefit of Savoy stockholders. Management of Savoy also informed the Savoy Board that Silver King was contemplating engaging in a transaction with HSN in which Silver King would acquire all or a significant portion of HSN in exchange for Silver King Securities, although no agreement had been reached and no assurances could be given that a transaction between Silver King and HSN would be entered into or completed. At the special meeting, Gleacher discussed various

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

analyses relating to the Savoy Merger and the proposed Savoy Merger Agreement Amendment and responded to questions from the directors regarding the manner and conclusion of its analyses. The Savoy Board received the oral opinion of Gleacher that, as of such date, the consideration to be received by the Savoy stockholders in the Savoy Merger, as amended by the Savoy Merger Agreement Amendment, was fair, from a financial point of view, to such stockholders. After the meeting, the Savoy Board of Directors received the written opinion of Gleacher confirming their oral statements at the Savoy Board meeting. See
"-- Opinions of Certain Financial Advisors -- Opinions of Gleacher." In addition, at the meeting of the Savoy Board, outside counsel to Savoy reviewed the principal terms and conditions of the November Savoy Merger Agreement and the Savoy Merger Agreement Amendment. Management and the Executive Committee responded to questions from the Savoy Board which included questions concerning the performance and prospects for the Savoy Stations, the services being performed by Savoy for Silver King, the alternatives for Savoy other than the proposed revised Savoy Merger and such persons' understanding as to the status of Mr. Diller's discussions regarding Silver King and HSN. The Savoy Board, by unanimous vote of the directors present, approved the Savoy Merger and the Savoy Merger Agreement, each as amended by the Savoy Merger Agreement Amendment, subject to finalization by Savoy's management and advisors of the necessary documentation.

     The Silver King Board of Directors held a meeting on August 13, 1996 to consider the proposed Savoy Merger Agreement Amendment and the Savoy Merger, as well as the proposed amendments to the November Transactions Documents. At the meeting of the Silver King Board, Mr. Diller and First Boston discussed with the Silver King Board their negotiations with and further due diligence regarding Savoy, particularly with respect to the current operations and prospects of the Savoy Stations and the substantial decline in the performance of the Savoy Stations since November 27, 1995. First Boston presented the Silver King Board with its report regarding the proposed Savoy Merger Agreement Amendment as well as various analyses relating to the Savoy Merger, as proposed to be amended. The Silver King Board received the oral opinion of First Boston, subsequently confirmed in writing, that as of August 13, 1996, the consideration to be paid by Silver King in the Savoy Merger is fair, from a financial point of view, to Silver King. The Silver King Board approved, by unanimous vote of all directors, the proposed Savoy Merger Agreement Amendment and the Savoy Merger, as amended, as well as certain conforming amendments to the other November Transactions Documents. By letter agreement dated as of August 13, 1996, Silver King also agreed in certain circumstances to loan Savoy an amount equal to the exercise price, estimated to be approximately $24 million, of a certain option held by Fox to increase its ownership interest in some of the Savoy Stations in the event that Fox did not exercise such option. On September 11, 1996, Fox acquired such additional ownership interest pursuant to this option.

     On August 14, 1996, Silver King and Savoy issued a joint press release announcing the amendment of the Savoy Merger Agreement and the revised terms of the Savoy Merger.

     Since that date, Silver King and Savoy have had further discussions and exchanged information and have worked to prepare this Joint Proxy Statement/ Prospectus and to otherwise prepare for the meetings of stockholders of the respective companies to be held in connection with the Savoy Merger and the HSN Merger and respective related transactions.

REASONS FOR THE SAVOY MERGER

  Silver King's Reasons for the Savoy Merger

     The Silver King Board has unanimously approved the Savoy Merger Agreement and the Savoy Merger and has determined that the terms of the Savoy Merger Agreement are fair to, and that the Savoy Merger is in the best interests of, Silver King and its stockholders and, therefore, unanimously recommends that the holders of Silver King Common Stock and Silver King Class B Common Stock vote FOR the Savoy Merger NASD Proposal.

     In reaching its determination to approve the Savoy Merger Agreement, the Savoy Merger and the transactions contemplated thereby, the Silver King Board has identified the following potential benefits of the

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

Savoy Merger, some of which were also considered in connection with the Silver King Board's approval of the November Savoy Merger Agreement, that it believes will contribute to the success of the combined company:

     - Enhanced Operating and Financial Base. Silver King believes that the Savoy Merger will enhance Silver King's operating and financial base by substantially increasing Silver King's revenues. The Savoy Merger will increase Silver King's capital base and should enable it to be better positioned for future growth through internal growth and possible future acquisitions.

     - Ownership of Television Stations. Silver King believes that the Savoy Stations will complement the Silver King Stations. In addition, Silver King believes that the Savoy Stations were purchased on favorable terms. Such stations may provide Silver King with additional operating leverage related to its current broadcast stations, including in connection with possible improvement of the channel position of the Silver King Stations and additional distribution of Silver King programming that may be developed in the future.

     - Affiliation Agreements. Silver King believes that the Savoy Stations' affiliation agreements with Fox, although they have resulted in an initial decline in ratings and revenues, are advantageous, and although the Silver King Board recognized that, upon consummation of the Savoy Merger, Fox may have the right to terminate these agreements (Fox advised Savoy subsequent to the date of the November Savoy Merger Agreement but prior to August 1996 that it would not exercise any such right based on the Savoy Merger). See "Risk Factors -- Losses Relating to Savoy Television Stations and Savoy Filmed Entertainment Business."

     - Stronger Infrastructure. Silver King believes that Savoy offers substantial management talent, particularly in its most senior executive officers, which will assist Silver King in accelerating its growth and development. Savoy's offices in New York and Los Angeles could provide productive bases from which much of Silver King's business and corporate affairs could be administered.

     - Significant Efficiencies and Cost Savings. Savoy's infrastructure will permit Silver King to utilize certain of its human and physical resources in the operation of Silver King's business and corporate affairs and should permit the elimination of certain duplicative functions.

     - Suspended Operations and Related Downsizing. Silver King believes that Savoy has initiated, and, by August 1996, had largely carried out, a prudent program of suspending its film marketing and distribution business and substantially reducing its film development and production activities, which measures, together with related reductions in the Savoy operational staff, should enhance Savoy's financial condition. In addition, Savoy has entered into certain agreements relating to the distribution of certain of its films to be released in 1996 that should reduce Savoy's financial exposure in connection with these films, while at the same time offering Savoy an opportunity to receive additional revenues if such films are successful. In addition, certain aspects of Savoy's production capabilities will be of benefit to possible future television programming production at Silver King.

     In the course of its deliberations, the Board of Directors of Silver King reviewed and considered a number of other factors relevant to the Savoy Merger with Silver King's management. In particular, in November 1995 and August 1996, the Silver King Board considered, among other things:

          (i) information concerning Silver King's and Savoy's respective businesses, prospects, financial performances, financial condition, assets, operations, and Savoy's program to refocus its business which the Silver King Board believed would enhance Silver King's competitive position;

          (ii) with the assistance of Silver King's financial advisor, the comparative stock prices of Silver King and Savoy Common Stock;

          (iii) with the assistance of Silver King's financial advisor, premiums to market and multiples paid in other merger and acquisition transactions in the communications, media, entertainment and other industries;

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

          (iv) with the assistance of Silver King's financial advisor, an analysis of the respective contributions to revenues, operating profits and net profits of the combined companies (both after and without giving effect to the TCI HSN Shares Acquisition);

          (v) alternatives for growth in the television station ownership and operation business, including internal development, which the Silver King Board viewed as less advantageous due to Silver King's limited development resources and current Silver King commitments to HSN regarding the carriage of HSN programming as well as the uncertainty of the success of such development efforts, none of which presented the opportunity that a combination with Savoy presented;

          (vi) a presentation by First Boston, including the opinion of First Boston that the consideration to be paid by Silver King in the Savoy Merger is fair, from a financial point of view, to Silver King, as well as the underlying financial analysis of First Boston presented in connection therewith;

          (vii) Savoy's infrastructure, which the Silver King Board believed would enhance Silver King's competitive position;

          (viii) the expectation that the Savoy Merger would be accounted for as a purchase for financial reporting purposes and would be tax free to Silver King for federal income tax purposes;

          (ix) a review with Silver King's legal counsel of the terms of the Savoy Merger Agreement, and related agreements, including the obligation of Savoy not to solicit other acquisition proposals, the Breakup Fee provisions, the closing conditions to the Savoy Merger and the circumstances under which either Silver King or Savoy can terminate the Savoy Merger; and

          (x) the likelihood that the required regulatory approvals in connection with the Savoy Merger, including the Savoy FCC Approvals, can be promptly obtained and will not disrupt or otherwise result in adverse consequences to Silver King's operations.

     In connection with its deliberations concerning the November Savoy Merger in November 1995 and the Savoy Merger in August 1996 and its consideration of the fairness opinions of First Boston, the Board of Directors of Silver King also considered a variety of specific financial factors, including the following: (i) the fact that in November 1995 the Silver King Common Stock was trading at or near the high end of its historical trading range, reflecting, in part, Mr. Diller's abilities and reputation in the industry and Silver King's consistent financial performance as well as market expectations of a continued favorable business climate for the ownership and operation of television stations, and the trading history of the Silver King Common Stock through November 22, 1995; (ii) the fact that in November 1995 the Savoy Common Stock was trading at or near the low end of its historical trading range, reflecting the market's evaluation of Savoy's operating and financial performance; (iii) developments in the respective stock prices of Savoy and Silver King from November 1995 through August 12, 1996; (iv) the original Savoy conversion ratio, which was negotiated to represent little or no premium to the recent and historical market prices of Savoy Common Stock, and the Savoy Conversion Ratio, which reflected a 30% reduction from the original Savoy conversion ratio; (v) the expectation that Savoy represented a complementary business and that the Savoy Merger may be viewed favorably by investors due to such complementary nature; (vi) the opportunities presented by the current securities market environment which support the ability to use Silver King Common Stock as an attractive currency for mergers or acquisitions; and (vii) the recognition that high-quality acquisition and merger opportunities are relatively limited within the television station ownership and operation industry.

     Following its deliberations concerning such factors and its review of the presentation and fairness opinion of First Boston, the Board of Directors of Silver King concluded that the Savoy Merger may increase the long-term prospects of the combined company for continued sales and cash flow growth, may increase stockholder value and was in the best interests of Silver King and its stockholders from both a financial and strategic perspective.

     The Board of Directors of Silver King also considered a variety of potentially negative factors in its deliberations concerning the Savoy Merger, including: (i) the possible dilutive effect of the issuance of Silver King Common Stock in the Savoy Merger; (ii) the risk that the public market price of Silver King's Common

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

Stock might be adversely affected by announcement of the Savoy Merger; (iii) the charges expected to be incurred in connection with the Savoy Merger, including the transaction costs and costs of integrating the businesses of the companies;
(iv) the likely required divestiture in connection with receipt of the Savoy FCC Approvals within a specified period of a certain number of television broadcast licenses that would otherwise be owned by the combined company unless the 1996 Act were to be enacted (which 1996 Act was enacted subsequent to the Silver King Board's approval of the November Savoy Merger); (v) the risks of managing a large subsidiary; (vi) the risk that Savoy's efforts to refocus its business and related downsizing may not be successful despite the efforts of Savoy management; (vii) the risk that, despite the efforts of the combined company, key technical and management personnel of Savoy may not be retained by the combined company; (viii) the risks to Silver King from a further deterioration of the business and financial condition of the Savoy Stations; (ix) the risk that other benefits sought to be obtained by the Savoy Merger may not be obtained; and (x) other risks described above under "Risk Factors."

     In view of the wide variety of factors, both positive and negative, considered by the Silver King Board of Directors, the Silver King Board did not find it practical to, and did not, quantify or otherwise assign relative weights to the specific factors considered. In addition, individual members of the Silver King Board of Directors may have given different weights to the various factors considered.

     In August 1996, the Silver King Board of Directors further considered the matters identified above as well as the financial analysis presented by Silver King management and First Boston, including the fairness opinion delivered by First Boston that the Savoy Conversion Ratio was fair, from a financial point of view, to Silver King.

  Savoy's Reasons for the Savoy Merger

     The Savoy Board, by unanimous vote of the directors present, has approved the Savoy Merger Agreement and the Savoy Merger, has determined that the terms of the Savoy Merger Agreement are fair to, and that the Savoy Merger is in the best interests of, Savoy and its stockholders, and, therefore, by the unanimous vote of all directors present, recommends that holders of Savoy Common Stock vote FOR the Savoy Stockholder Proposal.

     In reaching its determination to approve the November Savoy Merger Agreement, the Merger Agreement Amendment, the November Savoy Merger, the Savoy Merger and the transactions contemplated thereby, the Savoy Board considered a number of positive factors and reasons in November 1995 and in August 1996, including, without limitation, the following:

          (i) information concerning Savoy's and Silver King's respective businesses, prospects, financial performances, financial condition, assets, operations and plans for the future;

          (ii) the opportunity to participate in a larger enterprise with greater financial resources and ability to compete with other companies in the communications and entertainment industries, which could continue to grow through further acquisitions, such as a business combination involving HSN;

          (iii) the opportunity to be part of a television enterprise managed by Mr. Diller, and that such opportunity was consistent with Savoy's intention to devote greater resources to the television business and related entertainment areas;

          (iv) with the assistance of Gleacher, the comparative stock prices of Savoy Common Stock and Silver King Common Stock;

          (v) with the assistance of Gleacher, premiums to market and multiples paid in other merger and acquisition transactions in the communications, media, entertainment and other industries;

          (vi) the fact that the consideration to be received by Savoy stockholders in the November Savoy Merger and the Savoy Merger was fixed and would not be subject to change based on future fluctuations in the market price of Savoy Common Stock and Silver King Common Stock;

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

          (vii) alternatives to the November Savoy Merger and the Savoy Merger for Savoy, including internal development, which the Savoy Board viewed as less advantageous due to Savoy's limited resources and the competition in the television industry;

          (viii) a presentation by Gleacher, including the opinion of Gleacher that the consideration to be received by Savoy stockholders in the November Savoy Merger and the Savoy Merger is fair, from a financial point of view, to such stockholders;

          (ix) a review with Savoy's legal counsel of the terms of the November Savoy Merger Agreement and the Savoy Merger Agreement, and related agreements, including the right of Savoy in certain circumstances to respond to requests for information by parties interested in acquiring Savoy and accept a superior proposal for Savoy upon payment of the Breakup Fee, the limited closing conditions to the November Savoy Merger and the Savoy Merger and the circumstances under which either Savoy or Silver King can terminate the November Savoy Merger Agreement and the Savoy Merger Agreement; and

          (x) the terms of the Silver King Stockholder Voting Agreement which provide that Mr. Diller, Liberty and certain of their affiliates will vote in favor of the issuance of Silver King Common Stock in the Savoy Merger.

     The Savoy Board also considered a variety of potentially negative factors in its deliberations concerning the November Savoy Merger and the Savoy Merger, including, without limitation, (i) the risk that the public market price of Silver King Common Stock might be adversely affected by announcement of the November Savoy Merger and the Savoy Merger or a business combination involving Silver King and HSN; (ii) the risk that a business combination between Silver King and HSN would not be agreed to or consummated; (iii) the risk that the conditions to the Savoy Merger would not be satisfied; (iv) the limitations placed on the conduct of Savoy's business during the pendency of the transactions; and (v) certain of the other risks described above under "Risk Factors."

     In view of the wide variety of factors, both positive and negative, considered by the Savoy Board of Directors, the Savoy Board did not find it practical to, and did not, quantify or otherwise assign relative weights to the specific factors considered. In addition, individual members of the Savoy Board may have given different weights to the various factors considered.

CERTAIN INFORMATION CONCERNING SILVER KING AND SAVOY

     In connection with its review of Savoy's business, the management of Silver King reviewed publicly available analysts' views and estimates as to Savoy's financial results in its fiscal year ended December 31, 1994 and expected financial results in its fiscal year ending December 31, 1995. Management of Silver King also reviewed certain preliminary financial information provided by Savoy regarding Savoy's restructuring. In addition, Silver King reviewed certain alternative scenarios prepared by Savoy regarding the possible financial consequences of the distribution and/or the sale of distribution rights relating to eight Savoy films then in production or already produced. The alternative scenarios were not estimates of future performance but, instead, reflected the effects of certain hypothetical assumptions on Savoy's cash position. In general, the scenarios indicated that Savoy's filmed entertainment business would operate at a cash deficit during calendar year 1996, except in certain scenarios including one in which Savoy sold all of its unreleased films and suspended the production of new films. In addition, at the request of Silver King, Savoy prepared scenarios combining the filmed entertainment scenarios with hypothetical results for Savoy's other businesses. These scenarios were provided to Allen & Company, as well as to Silver King and First Boston in connection with their due diligence. Based on the alternative scenarios provided by Savoy management, Allen & Company prepared a preliminary pro forma combination analysis of a possible transaction in which Silver King would acquire Savoy. The preliminary pro forma combination analysis prepared by Allen & Company was not independently verified by Silver King management or its advisors.

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

     In connection with its review of Silver King's business, Savoy reviewed management reports furnished by Silver King regarding staff reductions at the Silver King Stations and the relocation of Silver King's headquarters, and a recent independent valuation that had been done for Silver King.

     In connection with the negotiation of the Merger Agreement Amendment, Savoy provided Silver King with certain financial information relating to the revenues, cash flow and earnings of the Savoy Stations, as well as estimates of certain amounts to be collected by Savoy in connection with its film business.

     The financial information and management reports prepared by Silver King and Savoy and the preliminary pro forma combination analysis prepared by Allen & Company were not prepared with a view to public disclosure or in conformity with the established guidelines concerning financial projections promulgated by the American Institute of Certified Public Accountants. Projections and business plans are inherently uncertain and are subject to significant economic and competitive uncertainties that are beyond the control of Silver King and Savoy. Moreover, the financial forecasts and business plans exchanged by the companies did not reflect the formal budgeting processes within Silver King and Savoy which are currently under way. As a result, the financial forecasts exchanged did not reflect the current forecasts of each company as to its future financial performance. Disclosures concerning the foregoing projections and business plans are provided herein only because they were furnished by the parties to each other. Neither Silver King nor Savoy assumes any responsibility for the accuracy of this information or any obligation to update such information.

BOARD RECOMMENDATIONS

     THE BOARD OF DIRECTORS OF SILVER KING BELIEVES THAT THE SAVOY MERGER IS FAIR TO AND IN THE BEST INTERESTS OF SILVER KING AND ITS STOCKHOLDERS AND, THEREFORE, UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE SAVOY MERGER NASD PROPOSAL TO APPROVE ISSUANCE OF SHARES OF SILVER KING COMMON STOCK PURSUANT TO THE SAVOY MERGER AGREEMENT AND THE SAVOY MERGER. YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

     THE BOARD OF DIRECTORS OF SAVOY BELIEVES THAT THE SAVOY MERGER IS FAIR TO AND IN THE BEST INTERESTS OF SAVOY AND ITS STOCKHOLDERS AND, THEREFORE, BY UNANIMOUS VOTE OF THE DIRECTORS PRESENT RECOMMENDS A VOTE FOR APPROVAL AND ADOPTION OF THE SAVOY STOCKHOLDER PROPOSAL. YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

OPINIONS OF CERTAIN FINANCIAL ADVISORS

  Opinions of First Boston, Financial Advisor to Silver King

     Silver King retained First Boston on November 10, 1995 to provide certain investment banking advice and services in connection with a possible merger with Savoy. See also "-- Interests of Certain Persons in the Savoy Merger -- Savoy -- Allen & Company Investment Banking Relationship." At the November 27, 1995 meeting of the Silver King Board of Directors, representatives of First Boston made a presentation with respect to the November Savoy Merger and rendered an oral opinion to the Silver King Board, subsequently confirmed in writing as of the same date, that, as of such date, based upon the facts and circumstances as they existed at the time and subject to certain assumptions, factors and limitations set forth in such opinion, the consideration to be paid by Silver King pursuant to the November Savoy Merger Agreement was fair from a financial point of view to Silver King. No limitations were imposed by the Silver King Board upon First Boston with respect to the investigations made or procedures followed by it in rendering its opinion with respect to the November Savoy Merger.

     Silver King retained First Boston in July 1996 to provide certain investment banking advice and services in connection with a possible amendment to the November Savoy Merger Agreement, including rendering its opinion as to the fairness to Silver King from a financial point of view of the consideration to be paid by Silver King pursuant to the Savoy Merger Agreement. See also
"-- Interests of Certain Persons in the Savoy Merger -- Savoy -- Allen & Company Investment Banking Relationship." At the August 13, 1996 meeting of

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

the Silver King Board of Directors, representatives of First Boston made a presentation with respect to the Savoy Merger and rendered an oral opinion to the Silver King Board, subsequently confirmed in writing as of the same date, that, as of such date, based upon the facts and circumstances as they existed at the time, and subject to certain assumptions, factors and limitations set forth in such opinion, the consideration to be paid by Silver King pursuant to the Savoy Merger Agreement is fair from a financial point of view to Silver King. No limitations were imposed by the Silver King Board upon First Boston with respect to the investigations made or procedures followed by it in rendering its opinion with respect to the Savoy Merger.

     THE FULL TEXT OF FIRST BOSTON'S WRITTEN OPINION IN CONNECTION WITH THE SAVOY MERGER DATED AUGUST 13, 1996, WHICH SETS FORTH, AMONG OTHER THINGS, ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN, IS ATTACHED AS APPENDIX C TO THIS JOINT PROXY STATEMENT/PROSPECTUS. FIRST BOSTON'S OPINION IS DIRECTED TO THE SILVER KING BOARD, ADDRESSES ONLY THE FAIRNESS TO SILVER KING FROM A FINANCIAL POINT OF VIEW OF THE CONSIDERATION TO BE PAID BY SILVER KING PURSUANT TO THE SAVOY MERGER AGREEMENT AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY SILVER KING STOCKHOLDER AS TO HOW SUCH STOCKHOLDER SHOULD VOTE AT THE SILVER KING MEETING. THE OPINION WAS RENDERED TO THE SILVER KING BOARD FOR ITS CONSIDERATION IN DETERMINING WHETHER TO APPROVE THE SAVOY MERGER AGREEMENT. THE DISCUSSION OF THE OPINION IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE OPINION ATTACHED AS APPENDIX C TO THIS JOINT PROXY STATEMENT/PROSPECTUS. SILVER KING STOCKHOLDERS ARE URGED TO READ THIS OPINION CAREFULLY AND IN ITS ENTIRETY.

     In connection with its opinions regarding the November Savoy Merger Agreement and the Savoy Merger Agreement, First Boston reviewed certain publicly available financial information concerning Silver King and Savoy and certain internal analyses and other information furnished to it by Silver King and Savoy. First Boston held discussions with the members of the senior managements of Silver King and Savoy regarding the businesses and prospects of those companies. In addition, First Boston (i) reviewed the historical reported prices and trading information for both Silver King Common Stock and Savoy Common Stock; (ii) compared certain financial information and other publicly available information for both Silver King and Savoy with similar information for certain companies whose securities are publicly traded; (iii) compared certain stock market information and valuations for both Silver King and Savoy with similar information for certain companies whose securities are publicly traded; (iv) reviewed the financial terms of certain recent business combinations which it deemed comparable in whole or in part; (v) reviewed the terms of the November Savoy Merger Agreement and the Savoy Merger Agreement and certain related documents; and (vi) performed such other studies and analyses and considered other such factors as First Boston deemed appropriate. In connection with its opinions regarding the November Savoy Merger Agreement and the Savoy Merger Agreement, First Boston reviewed, to the extent it deemed relevant, similar information with respect to HSN in view of the proposed TCI HSN Shares Acquisition and HSN Transactions, respectively.

     In conducting its reviews and arriving at its opinions, First Boston did not assume responsibility for independent verification of the accuracy and completeness of the information that it reviewed and relied upon for purposes of rendering its opinions. With respect to the financial information of Silver King and Savoy, including estimates of certain potential synergies for the combined company, and other information relating to the prospects of Silver King and Savoy provided to First Boston by each company, First Boston assumed that such information was reasonably prepared and reflected the currently available judgments and estimates of the respective managements of Silver King and Savoy as to the likely future financial performance of their respective companies and of the combined entity. Although First Boston made the foregoing assumptions concerning the financial information and other information, in the course of its due diligence, First Boston reviewed certain of these assumptions with the respective managements of Silver King and Savoy to confirm that the assumptions appeared to have a reasonable basis. The financial information of Silver King and Savoy that were provided to First Boston were utilized and relied upon by First Boston in the Pro Forma Operating Cash Flow Analysis and Pro Forma Earnings Analysis summarized below. In addition, First Boston did not assume responsibility for making, and was not provided with, an independent evaluation or appraisal of the assets of Silver King or Savoy, nor did it make any physical inspection of the properties or assets of Silver King or Savoy. First Boston's opinions are based on market, economic and other conditions as they existed and should be evaluated as of the respective dates of the opinion letters. Such conditions include, without

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

limitation, the condition of the United States stock markets, particularly in the communications, media and electronic retailing sectors, and the current level of economic activity.

     The following is a summary of the report presented by First Boston in connection with rendering its opinion regarding the Savoy Merger to the Silver King Board on August 13, 1996 (the "First Boston Savoy Report").

     Historical Stock Price Performance. First Boston provided an updated review of the per share market prices for each of the Silver King Common Stock and Savoy Common Stock from November 27, 1995 (the date of the public announcement of the November Savoy Merger) to August 9, 1996 (second to the last trading day prior to the August 13, 1996 Silver King Board meeting). First Boston noted that the market price of Savoy Common Stock during such period largely reflected the value of the consideration to be paid to Savoy stockholders as proposed in the November Savoy Merger (i.e., 0.20 of a share of Silver King Common Stock for each share of Savoy Common Stock). First Boston further noted that the market price of Silver King Common Stock had declined [approximately 26%] from November 27, 1995 to August 9, 1996, while the market price of the common stock of certain other comparable communications companies had risen significantly during the same period.

     Referring to the report presented by First Boston in connection with rendering its opinion regarding the November Savoy Merger to the Silver King Board on November 27, 1995, First Boston reviewed the per share market prices for each of the Silver King Common Stock and Savoy Common Stock from November 21, 1994 to November 22, 1995. First Boston noted that the market price of Silver King Common Stock had risen significantly between August 24, 1995, the date on which Mr. Diller became Chairman of the Board and Chief Executive Officer of Silver King, and November 22, 1995. First Boston further noted that the market price of Savoy Common Stock had declined substantially from August 24, 1995 through November 22, 1995 and that the closing price on November 22, 1995 of $4.94 per share was below the $14.50 initial public offering price of Savoy Common Stock in 1993. This information was presented to give the Silver King Board background information regarding the respective stock price performance of Silver King and Savoy over the periods indicated.

     Calculation of Implied Purchase Price and Implied Purchase Price Multiples. First Boston calculated the implied aggregate purchase price of Savoy to be approximately $127 million based on the terms of the Savoy Merger (i.e., the implied aggregate purchase price equaled the market value of the Silver King Common Stock to be issued in the Savoy Merger as of August 9, 1996, adjusted to reflect net debt and the value of the indirect minority interest of Fox in the Savoy Stations). For purposes of calculating net debt and the value of the indirect minority interest of Fox in the Savoy Stations, First Boston assumed the exercise of Fox's option to increase its ownership interest in all of the Savoy Stations to 50% at a previously agreed upon price. Based on First Boston's review of the economic terms of the preferred stock held by Fox in the Savoy Stations, discussions with Savoy management and review of financial information for the Savoy Stations provided by Savoy management, First Boston determined the face value of the preferred stock held by Fox in the Savoy Stations of approximately $39 million was unlikely to be realized and was, therefore, not considered in the calculation of implied aggregate purchase price. First Boston analyzed and reviewed certain multiples for Savoy's implied purchase price relative to (i) Savoy's 1997 estimated adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA" or "operating cash flow" including results of broadcasting assets only) (11.0x) and (ii) Savoy's 1997 estimated adjusted sales (including results of broadcasting assets only) (4.2x).

     Methodology to Ascertain Fairness. First Boston's determination that the consideration to be paid by Silver King pursuant to the Savoy Merger Agreement is fair from a financial point of view to Silver King began with an assessment of the intrinsic equity value per share of Savoy prior to the Savoy Merger. For purposes of its opinion, First Boston assumed the intrinsic equity value per share of Savoy to equal the asset value of Savoy's television broadcasting and filmed entertainment operations less net debt and the indirect minority interest of Fox divided by all Savoy shares outstanding prior to the Savoy Merger. A description of the methodologies used to determine the asset value (or enterprise value) of Savoy is presented below. The assessment that the consideration to be paid by Silver King pursuant to the Savoy Merger Agreement is fair from a financial point of view to Silver King was based on a comparison of Savoy's intrinsic equity value per share to the value of the consideration being paid to Savoy stockholders in the Savoy Merger (i.e., 0.14 of a share of Silver King Common Stock for each share of Savoy Common Stock).

     Financial and Operating Characteristics of Savoy; Valuation of
Savoy. First Boston reviewed and analyzed the sales, operating cash flow and unlevered free cash flow for each of the filmed entertainment and television broadcasting operations and selected consolidated balance sheet items of Savoy for 1993, 1994 and 1995, as well as estimated figures for 1996 and 1997. With respect to the television broadcasting operations, First Boston also compared the estimated 1996 and 1997 sales, operating cash flow and unlevered cash flow in aggregate and broadcast cash flow (operating cash flow before corporate overhead) by television station to those figures provided by Savoy management in November 1995 in connection with the original Savoy Merger. First Boston also reviewed and analyzed Savoy's film inventory and films in production or development. Due to the distinct segmentation of Savoy's operations, First Boston reviewed and analyzed the operations of each of Savoy's television broadcasting and filmed entertainment operations separately, deriving a stand-alone value for the television broadcasting operations and filmed entertainment operations respectively, and then adding these two asset values and adjusting for net debt and indirect minority interest of Fox in order to arrive at Savoy's total intrinsic equity value. Such analyses produced an equity valuation of Savoy between $113 million to $133 million, or $3.76 to $4.43 per share of Savoy Common Stock. This analysis did not give any positive effect to the possible effect of the potential future tax benefits to Savoy for its net operating losses.

     Discounted Cash Flow Analysis -- Television Broadcasting Operations. First Boston performed a discounted cash flow analysis of the projected unlevered free cash flows of Savoy's television broadcasting operations for the fiscal years ended December 31, 1997 through 2004. For purposes of such analysis, First Boston utilized discount rates ranging from 10% to 11% and terminal year operating cash flow multiples of 9.0x to 11.0x. The discounted cash flow analysis resulted in an asset valuation range for Savoy's television broadcasting operations of approximately $244 million to $292 million (before adjusting for net debt and the indirect minority interest of Fox).

     Comparable Company Analysis -- Television Broadcasting Operations. First Boston reviewed and compared certain actual and estimated financial, operating and stock market information of Savoy and selected companies in the television broadcasting industry. First Boston attempted to select which television comparables best matched the business profile of Savoy's television broadcasting operations (i.e., those with similar financial performance and market size). The selected television broadcasting companies included Argyle Television, Inc., Sinclair Broadcast Group, Inc., LIN Television Corp. and Young Broadcasting Inc. (collectively, the "Selected Television Comparables"). First Boston compared enterprise values as a multiple of 1997 estimated operating cash flow for each of the Selected Television Comparables. Specifically, the Selected Television Comparables traded at a multiple range of 9.6x to 12.0x 1997 estimated operating cash flow, with a mean of 10.6x. First Boston derived the appropriate valuation range for Savoy's television broadcasting operations by comparing Savoy's television broadcasting business to those of the Selected Television Comparables. First Boston multiplied Savoy's television broadcasting operations' 1997 estimated operating cash flow by an appropriate range of multiples (i.e., 9.6x to 12.0x) based on the trading performance of the Selected Television Comparables that best matched Savoy's broadcasting business. This comparable company analysis resulted in an asset valuation range for Savoy's television broadcasting operations of approximately $221 million to $276 million (before adjusting for net debt and the indirect minority interest of Fox).

     Comparable Transaction Analysis -- Television Broadcasting
Operations. Using publicly available information, First Boston analyzed the purchase prices and multiples paid in selected merger or acquisition transactions in the television broadcasting industry. Transactions in the television broadcasting industry included (in chronological order of public announcement): (i) Burnham Broadcasting Company/SF Broadcasting L.L.C. (Savoy's television joint venture) (7/94); (ii) Act III Broadcasting, Inc./ABRY Broadcast Partners II, L.P. (6/95); (iii) Outlet Broadcasting, Inc./General Electric Co. (7/95); (iv) Silver King/Mr. Diller (8/95); (v) River City/Sinclair Broadcast Group, Inc. (4/96); (vi) KCAL (Disney)/Young Broadcasting Inc. (5/96); (vii) Renaissance/Tribune (7/96); and (viii) New World/News

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

Corp. (7/96) (collectively, the "Selected Television Transactions"). First Boston compared enterprise purchase prices as a multiple of latest available 12-month operating cash flow for each of the Selected Television Transactions. Specifically, the Selected Television Transactions yielded a multiple range of 10.7x to 28.3x latest available 12-month operating cash flow, with a mean of 16.0x. First Boston discounted this range back one year at 10% to 11% to yield an estimated multiple range of 9.6x to 25.5x 1997 estimated operating cash flow, with a mean of 14.4x. First Boston derived the appropriate valuation range for Savoy's television broadcasting operations by comparing Savoy's television broadcasting business to those of the acquired companies in the Selected Television Transactions. After determining which acquired companies best matched the business profile of Savoy's television broadcasting operations and examining the qualitative aspects of the relevant precedent transactions, First Boston multiplied Savoy's television broadcasting operations' 1997 estimated cash flow by an appropriate range of multiples (i.e., 11.0x to 13.0x) based on the valuation multiples implied by the most comparable Selected Television Transactions. This comparable transaction analysis resulted in an asset valuation range for Savoy's television broadcasting operations of approximately $253 million to $299 million (before adjusting for net debt and the indirect minority interest of Fox).

     Liquidation Analysis -- Filmed Entertainment Operations. Due to the loss-making nature of Savoy's filmed entertainment operations, First Boston valued these operations on a liquidation basis. Liquidation values reflect current estimates by Savoy management of what the filmed entertainment operations could be sold for to a third party. The library of previously released and unreleased films was valued at approximately $28 million based on the terms of various contractual agreements and estimates by Savoy management; receivables from previously released films were valued at face value of approximately $12 million based on the strong credit quality of the customers; and films in development, fixed assets and miscellaneous film assets net of anticipated film expenses were valued at approximately $11 million to $13 million. In total, the liquidation analysis of the film operations resulted in an asset valuation range of approximately $51 million to $53 million. Due to the nature of the film industry, these asset values are inherently subjective and the actual value of the film inventory may be significantly higher or lower than the value used by First Boston.

     Summary Valuation. The discounted cash flow analysis, comparable company analysis and comparable transaction analysis for Savoy's television broadcasting operations and the liquidation analysis for Savoy's filmed entertainment operations resulted in an aggregate enterprise valuation (asset value) range for Savoy of approximately $301 million to $338 million. After adjusting for net debt and the indirect minority interest of Fox, this analysis resulted in a total equity valuation range for Savoy of approximately $113 million to $133 million, or $3.76 to $4.43 per share.

     Pro Forma Operating Cash Flow Analysis. First Boston analyzed certain pro forma effects of the Savoy Merger based on Silver King's and Savoy's respective management's projections of the operating cash flow of the combined company. Based on such analysis, First Boston computed the resulting dilution/accretion to Silver King's operating cash flow per share estimate for each of the years ending December 1996 through December 2000, pursuant to the Savoy Merger after taking into account estimated potential cost savings and other synergies that Silver King could achieve if the Savoy Merger were consummated and before certain nonrecurring costs. This analysis indicated that the Savoy Merger would be approximately 11%, 39%, 51%, 51% and 51% accretive to Silver King's operating cash flow per share for the years ending December 1996 through December 2000, respectively. See also "Special Factors Relating to the HSN Transactions -- Opinions of Certain Financial Advisors -- Opinions of First Boston, Financial Advisor to Silver King -- Pro Forma Operating Cash Flow Analysis."

     Pro Forma Earnings Analysis. First Boston analyzed certain pro forma effects of the Savoy Merger based on Silver King's and Savoy's respective management's projections of the earnings of the combined company. Based on such analysis, First Boston computed the resulting dilution/accretion to Silver King's earnings per share ("EPS") estimate for each of the years ending December 1996 through December 2000, pursuant to the Savoy Merger after taking into account estimated potential cost savings and other synergies that Silver King could achieve if the Savoy Merger were consummated and before certain nonrecurring costs. This analysis indicated that the Savoy Merger would be approximately 212% dilutive, 59% dilutive, 23% accretive, 31% accretive and 36% accretive to Silver King's EPS for the years ending December 1996 through

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December 2000, respectively. The actual operating results or financial position achieved by the combined company may vary from the projected results, and the variations may be material. In addition, there can be no assurance that the combined company will be able to realize savings and synergies in the amounts identified by management, or at all, following the Savoy Merger. See also "Special Factors Relating to the HSN Transactions -- Opinions of Certain Financial Advisors -- Opinions of First Boston, Financial Advisor to Silver
King -- Pro Forma Earnings Analysis."

     No company used in the analysis of other publicly traded companies nor any transaction used in the analysis of selected mergers and acquisitions summarized above is identical to Silver King, Savoy or the Savoy Merger. Accordingly, such analyses must take into account differences in the financial and operating characteristics of the Selected Television Comparables and the companies in the Selected Television Transactions and other factors that could affect the public trading value of the Selected Television Comparables and the acquisition value of the Selected Television Transactions. For further information regarding First Boston's opinion and analysis with respect to the HSN Transactions, see "Special Factors Relating to the HSN Transactions -- Opinions of Certain Financial Advisors -- Opinions of First Boston, Financial Advisor to Silver King."

     While the foregoing summary describes all material analyses and factors in the First Boston Savoy Report, it is not a comprehensive description of all analyses and factors considered by First Boston. The preparation of a fairness opinion is a complex process that involves determination of the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. First Boston believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of its analyses, without considering all analyses, or selecting portions of the above summary, without considering all factors and analyses, would create an incomplete view of the process underlying the analyses performed and factors considered and set forth in the First Boston opinion with respect to the Savoy Merger and the First Boston Savoy Report. In performing its analyses, First Boston considered general economic, market and financial conditions and other matters, many of which are beyond the control of Silver King or Savoy. Such factors as to industry conditions include, without limitation, anticipated changes in broadcasting properties ownership restrictions, increased competition for programming due to development of new media distribution channels, and consolidation and competition in the broadcasting and programming sectors. The analyses performed by First Boston are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than those suggested by such analyses. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty. Additionally, analyses relating to the value of a business do not purport to be appraisals or to reflect the prices at which the business actually may be sold. Furthermore, no opinion is being expressed as to the prices at which shares of Silver King Common Stock may trade at any future time.

     Pursuant to a letter agreement, dated [         ], 1996, between Silver
King and First Boston, Silver King agreed to pay First Boston aggregate fees of
$[          ] for acting as its financial advisor in connection with the Savoy
Merger and the HSN Transactions and for rendering its August 25, 1996 opinions with respect to the Savoy Merger and the HSN Transactions. Such fees were payable upon delivery of the respective opinions of First Boston in connection with each transaction. In addition, Silver King agreed to pay First Boston
$[          ] in connection with the termination by Silver King of a prior engagement letter with First Boston. Silver King also agreed to reimburse First Boston for its reasonable out-of-pocket expenses incurred in connection with rendering financial advisory services for each of the Savoy Merger and the HSN Transactions, including fees and disbursements of its legal counsel and expenses related to First Boston's services in connection with the November Savoy Merger and the TCI HSN Shares Acquisition. Silver King has agreed to indemnify First Boston and its directors, officers, agents, employees and controlling persons, for certain costs, expenses, losses, claims, damages and liabilities related to or arising out of its rendering services under its engagement as financial advisor for each of the November Savoy Merger, TCI HSN Shares Acquisition, Savoy Merger and the HSN Transactions. Except as described above, First Boston has received no compensation in connection with any investment banking service provided to Silver King within the last two years.

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

     The Board of Directors of Silver King retained First Boston to act as its advisor based upon First Boston having provided investment banking services to Silver King from time to time and based upon First Boston's qualifications, experience and expertise. First Boston is an internationally recognized investment banking firm and, as a customary part of its investment banking business, is engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, private placements and valuations for corporate and other purposes. First Boston may actively trade the equity securities of Silver King, Savoy and HSN for its own account and for the account of its customers and accordingly may at any time hold a long or short position in such securities. First Boston regularly publishes research reports regarding the communications, media and electronic retailing industries and the businesses and securities of publicly traded companies in the communications, media and electronic retailing industries.

  Opinions of Gleacher

     Savoy retained Gleacher solely for the purpose of rendering its opinion as to the fairness, from a financial point of view, of the Savoy Merger to Savoy stockholders. At the meetings of the Savoy Board on November 26 and November 27, 1995, Gleacher rendered its oral opinion, which was confirmed in a written opinion dated November 27, 1995, that, as of such date and based on the facts and circumstances as they existed at the time, the November Savoy Merger was fair, from a financial point of view, to the Savoy stockholders. In addition, Gleacher stated in its November oral and written opinions that consummation of the TCI HSN Shares Acquisition would not alter its opinion with respect to the November Savoy Merger.

     At the meeting of the Savoy Board on August 13, 1996, Gleacher rendered its oral opinion, which was confirmed in a written opinion dated August 13, 1996, that, as of such date, the consideration to be received by the Savoy stockholders in the Savoy Merger is fair, from a financial point of view, to the Savoy stockholders.

     THE FULL TEXT OF GLEACHER'S AUGUST 13, 1996 WRITTEN OPINION, WHICH SETS FORTH ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN IN CONNECTION WITH THE OPINION, IS ATTACHED AS APPENDIX E TO THIS JOINT PROXY STATEMENT/PROSPECTUS AND IS INCORPORATED HEREIN BY REFERENCE. GLEACHER'S OPINION IS DIRECTED ONLY TO THE FAIRNESS OF THE SAVOY MERGER, FROM A FINANCIAL POINT OF VIEW, TO THE SAVOY STOCKHOLDERS AND DOES NOT ADDRESS SAVOY'S UNDERLYING BUSINESS DECISION TO EFFECT THE SAVOY MERGER OR CONSTITUTE A RECOMMENDATION TO ANY SAVOY STOCKHOLDER AS TO HOW SUCH STOCKHOLDER SHOULD VOTE WITH RESPECT TO THE SAVOY STOCKHOLDER PROPOSAL. THE SUMMARY OF GLEACHER'S OPINION SET FORTH BELOW IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION ATTACHED AS APPENDIX E TO THIS JOINT PROXY STATEMENT/PROSPECTUS. SAVOY STOCKHOLDERS ARE URGED TO READ THE OPINION CAREFULLY AND IN ITS ENTIRETY.

     In connection with rendering this opinion, Gleacher reviewed, among other things, the following: (i) drafts of the Savoy Merger Agreement; (ii) the Annual Report to Stockholders and the Annual Reports on Form 10-K of Savoy for the fiscal years ended December 31, 1993, 1994 and 1995, the Quarterly Reports on Form 10-Q of Savoy for the quarter ended March 31, 1996 and the Current Reports on Form 8-K of Savoy dated August 22, September 15 and November 27, 1995; (iii) the Annual Report to Stockholders and the Annual Reports on Form 10-K of Silver King for the fiscal years ended August 31, 1993 through 1995 and the Quarterly Reports on Form 10-Q of Silver King for the quarters ended November 30, 1995 and March 31, 1996 and Current Reports on Form 8-K of Silver King dated October 25 and November 27, 1995 and February 13 and July 2, 1996; (iv) the historical market prices and reported trading volume of Savoy Common Stock and Silver King Common Stock; and (v) certain forward-looking financial data and information with respect to Savoy and Silver King and certain estimates of financial synergies in the business combination resulting from the Savoy Merger prepared by Savoy and Silver King (collectively, the "Business Plans"). In addition, Gleacher compared, on an operating and trading basis, financial information relating to Savoy's and Silver King's businesses with published financial information concerning certain companies that Gleacher deemed to be comparable, in whole or in part, to Savoy and Silver King. Gleacher also met with certain members of senior management of Savoy and Mr. Diller, as Chairman of the Board and Chief Executive Officer of Silver King, to discuss Savoy's and Silver King's respective operations, historical financial statements and future prospects. Gleacher also performed such other studies, analyses, inquiries and investigations which they deemed appropriate.

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

     In its review and analysis and in arriving at its opinion, Gleacher assumed and relied upon the accuracy and completeness of all the financial and other information provided to it or publicly available and did not assume any responsibility for independently verifying any of such information. With respect to the Business Plans, Gleacher assumed, without independent verification, that they had been reasonably prepared by Savoy and Silver King, as the case may be, and were generated on bases reflecting the best currently available information and judgments of Savoy's and Silver King's management as to the future financial performance of the relevant businesses. Gleacher did not make or obtain any independent evaluations or appraisals of any of Savoy's or Silver King's assets or liabilities. Gleacher was engaged by Savoy solely for purposes of rendering an opinion as to the fairness of the Savoy Merger, from a financial point of view, to Savoy's stockholders and Gleacher was not requested to and did not solicit any offers to acquire Savoy or any of its constituent businesses or any of its securities. In addition, although Gleacher evaluated the financial terms of the Savoy Merger, Gleacher was not asked to and did not participate in the negotiations regarding the consideration to be paid to Savoy stockholders in the Savoy Merger.

     The following is a summary of certain of the financial analyses used by Gleacher in connection with providing its written opinion to the Board of Directors and which Gleacher described to the Savoy Board at the August 13, 1996 board meeting.

     Overview of Savoy. Gleacher presented, for background purposes, certain aspects of the financial performance of Savoy and Silver King, including, for the latest 12 months ended July 31, 1996 with respect to Silver King and June 30, 1996 with respect to Savoy ("LTM"), sales, EBITDA and net income and book value as of July 31, 1996 and June 30, 1996, respectively. Gleacher also reviewed with the Savoy Board certain information concerning the trading prices and volumes of trading of Savoy Common Stock through August 2, 1996.

     Analysis of the Realizable Asset Values of Savoy. Gleacher analyzed the value realizable from the sale of Savoy's assets. Gleacher, based, in part, upon certain assumptions provided by Savoy's senior management, determined that the realizable asset values of Savoy, less current indebtedness and other costs, ranged from $3.29 per share to $3.90 per share. Gleacher observed that the merger consideration represented a premium of 9.6% over the $3.29 valuation and a discount of 7.6% from the $3.90 valuation, respectively. In its analysis of realizable asset values, Gleacher determined that the value of Savoy's interest in its television broadcasting operations ranged from $84 million to $97 million. These valuations were based, in part, upon a range of estimates provided by Savoy's senior management of $16 million and $18 million of 1996 cash flows of the broadcasting operations (before Fox's minority interest and net debt) and a valuation multiple of 13 times cash flows of the broadcasting operations. The valuation also assumes that Fox exercises its option to purchase an additional 25% ownership interest in the Savoy Stations at a previously agreed upon price. Gleacher determined that each increase of one point (i.e., from 13 times to 14 times) in the multiple for the valuation of the Savoy Stations would increase the value per share by $.27. The realizable asset valuation also includes a value, based, in part, on assumptions of Savoy's senior management, for Savoy's inventory of films in production and under development. Due to the nature of the film industry, these values are inherently subjective and the actual value for the film inventory may be significantly higher or lower than the values used by Gleacher.

     Going Concern Value. Gleacher also reviewed the going concern value of Savoy assuming Savoy remained an independent entity operating its existing broadcasting assets. Gleacher analyzed the discounted cash flow values based on the following key assumptions provided by Savoy's senior management: (i) Savoy would sell, or enter into joint ventures with respect to, its existing pre-released films and enter into certain arrangements with producers and actors, (ii) broadcast cash flow for Savoy's television broadcasting operations of $17 million in 1996, $23 million in 1997, $27 million in 1998 and $30 million in 1999 and 2000, (iii) Savoy would reduce its annual corporate overhead by $6 million, and (iv) Savoy would exit the television programming business. Based on these assumptions, and using EBITDA exit multiples of 10x, 11x, 12x and 13x and discount rates of 10%, 12% and 14%, Gleacher performed a five-year discounted cash flow analysis and calculated a range of current per share values for Savoy Common Stock of between $3.47 and $4.92.

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

     Net Cost Analysis. Gleacher also performed a net cost analysis of Savoy which established an implied pricing of Savoy's television broadcasting assets under a range of film inventory valuations. Based on this analysis, Gleacher determined that the implied 1996 cash flow multiple for Savoy's television broadcasting assets, assuming (i) consideration in the Savoy Merger of $3.61 per share (based upon the closing price of Silver King Common Stock on August 9, 1996 of $25.75 per share and the Savoy Conversion Ratio of 0.14 of a share of Silver King Common Stock for each share of Savoy Common Stock) and (ii) 1996 cash flows of the broadcasting operations of $16 million and $18 million, was between 12.0x and 14.2x 1996 cash flows of the broadcasting operations.

     Analysis of Selected Mergers/Acquisition Transactions. Gleacher also reviewed certain publicly available financial, operating and stock market information for certain selected recent broadcast company acquisition transactions. For each such transaction, Gleacher calculated the implied 1996 EBITDA multiple for the assets of the acquired entity, which yielded a range of multiples of 12.5x to 18.4x, with a median of 13.3x and a mean of 14.0x. As noted above, the Savoy Merger reflects a range of implied 1996 cash flow multiples for Savoy's broadcasting assets of 12.0x and 14.2x. However, direct comparisons between the selected transactions and the Savoy Merger are difficult due to the unique attributes of the broadcast assets of each acquired entity.

     Analysis of Silver King Equity and Equity of Selected Companies. Gleacher reviewed the market price of Silver King Common Stock and noted that the Silver King Common Stock is traded at a modest premium relative to comparable companies involved in the operation of television stations and broadcasting. Gleacher also reviewed and compared certain financial information of Silver King to the corresponding public market multiples of certain comparable publicly traded companies involved in the operation of television stations and broadcasting. The multiples of Silver King were calculated using a price of $25.75 per share, the closing price of the Silver King Common Stock on August 9, 1996. The multiples of the selected comparable companies were based on the most recent publicly available information. The median multiple of stock price to estimated 1996 EBITDA and estimated 1996 sales for the selected companies was 12.7x and 4.98x, respectively, while the multiple for Silver King Common Stock was 13.6x and 6.97x, respectively. Gleacher stated that Silver King's market valuation is aided by investors' belief in Mr. Diller's abilities.

     Pro Forma Merger Analysis. Gleacher reviewed pro forma financial information with respect to the Savoy Merger prepared by management of Savoy and Silver King. Using earnings estimates for Savoy and Silver King prepared by their respective managements for 1997, Gleacher compared the EPS of the Silver King Common Stock, on a stand-alone basis, to the EPS of the combined company on a pro forma basis. These comparisons were based on the following assumptions:
(i) a stock-for-stock merger based upon an exchange ratio of 0.14 of a share of Silver King Common Stock for each share of Savoy Common Stock; and (ii) that Silver King does not alter its broadcasting relationship with HSN by 1997. Based on such analyses, the Savoy Merger would be 90.8% dilutive to Silver King's stockholders on an EPS basis in 1997.

     The foregoing summary does not purport to be a complete description of the analyses performed by Gleacher or of its presentation to the Savoy Board. The preparation of financial analyses and fairness opinions is a complex process and is not necessarily susceptible to partial analysis or summary description. Gleacher believes that its analyses (and the summary set forth above) must be considered as a whole, and that selecting portions of such analyses and of the factors considered by Gleacher, without considering all of such analyses and factors, could create an incomplete view of the processes underlying the analyses conducted by Gleacher and set forth in its opinion. Gleacher made no attempt to assign specific weights to particular analyses. Any estimates contained in Gleacher's analyses are not necessarily indicative of actual values, which may be significantly more or less favorable than as set forth therein. Estimates of values of companies do not purport to be appraisals or necessarily to reflect the prices at which companies may actually be sold.

     Pursuant to a letter, dated November 16, 1995, and an amendment thereto, dated August 13, 1996, Savoy engaged Gleacher solely for the purposes of rendering an opinion as to the fairness to Savoy's stockholders, from a financial point of view, of the Savoy Merger. Gleacher is an internationally recognized investment banking firm engaged, among other things, in the valuation of businesses and their securities in connection with mergers and acquisitions, restructurings and leveraged buyouts. Savoy retained Gleacher based on

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

Gleacher's reputation and expertise in transactions similar to the Savoy Merger. Pursuant to the Gleacher engagement letter, Savoy paid Gleacher $150,000 upon execution of the engagement letter, an additional $150,000 upon delivery by Gleacher of its opinion to the Savoy Board on November 27, 1995 and an additional $100,000 upon delivery by Gleacher of its opinion to the Board on August 13, 1996. Savoy has also agreed to reimburse Gleacher for reasonable travel and out-of-pocket expenses incurred in connection with its engagement (including all reasonable fees and expenses of Gleacher's counsel) and to indemnify Gleacher and certain related persons against certain liabilities and expenses relating to or arising out of its engagement, including certain liabilities under the federal securities laws.

INTERESTS OF CERTAIN PERSONS IN THE SAVOY MERGER

  Savoy

     Change of Control/Severance Agreements. Each of Mr. Kaufman, Chairman and Chief Executive Officer of Savoy, and Lewis J. Korman, President and Chief Operating Officer of Savoy, has been awarded 250,000 shares under the Savoy 1994 Restricted Stock Plan, and Robert Fried, the former President, Motion Pictures of Savoy Pictures, Inc., a wholly-owned subsidiary of Savoy, has been awarded 100,000 shares of restricted Savoy Common Stock under a restricted stock agreement. Pursuant to the Savoy Merger Agreement, Silver King has agreed to assume Savoy's obligations under the Savoy 1994 Restricted Stock Plan and under Mr. Fried's restricted stock agreement upon the respective terms and conditions contained in such plan and agreement, except that the shares of Savoy Common Stock awarded thereunder will be converted into the right to receive that number of whole shares of Silver King Common Stock equal to the product of the number of shares of Savoy Common Stock awarded thereunder and the Savoy Conversion Ratio, plus an amount in cash in lieu of fractional shares, if any. Upon consummation of the Savoy Merger, all restrictions under the Savoy 1994 Restricted Stock Plan with respect to shares awarded to Messrs. Kaufman and Korman will lapse, and such shares will become fully vested. The restrictions on Mr. Fried's shares of restricted Savoy Common Stock will lapse no later than November 17, 1996. In addition, the Savoy 1994 Restricted Stock Plan and Mr. Fried's restricted stock agreement provide that Savoy will be obligated to make Messrs. Kaufman, Korman and Fried whole for any excise tax liabilities arising as a result of the lapsing of the restrictions on such restricted stock.

     In addition, based on discussions between Messrs. Diller and Kaufman in September 1996, it is contemplated that, upon the consummation of the Savoy Merger, Mr. Kaufman would become employed by Silver King as an executive officer serving in the Office of the Chairman and would receive, in connection therewith, an annual salary of $500,000 and options to purchase 100,000 shares of Silver King Common Stock at a purchase price equal to the fair market value of such shares on the date of grant (which options would be subject to a vesting schedule and are not currently vested). It is expected that Mr. Kaufman would be party to a letter agreement with Silver King providing that such options would become fully vested in the event that Silver King terminates Mr. Kaufman's employment without cause. In the spring of 1996, HSN granted to Mr. Kaufman options to purchase 100,000 shares of HSN Common Stock at $9.625 per share, which options Mr. Kaufman has indicated to the HSN Board that he will forfeit in the event that either the Savoy Merger or the HSN Merger is not consummated.

     In addition, in late September 1996, Silver King offered to Mr. Korman an opportunity for employment with Silver King following the Savoy Merger. Mr. Korman has informed Silver King that he intends to leave Savoy following consummation of the Savoy Merger to pursue other interests. Mr. Korman and Silver King have discussed the possibility that, depending on future circumstances, Mr. Korman would provide services to Silver King, including as an executive of Silver King.

     Indemnification and Insurance. The Savoy Merger Agreement provides that Silver King will assume all of the obligations of Savoy under Savoy's existing indemnification agreements with each of the directors and officers of Savoy, as such agreements relate to the indemnification of such individuals for expenses and liabilities arising from facts or events that occurred on or before the Savoy Merger Effective Time or relating to the transactions contemplated by the Savoy Merger Agreement. In addition, the Savoy Merger Agreement provides that the bylaws and certificate of incorporation of the Savoy Surviving Corporation in the Savoy

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

Merger shall contain provisions regarding indemnification identical to those in the Savoy Certificate and the Savoy Bylaws, and that such provisions shall not be amended, repealed or otherwise modified for a period of six years from the Savoy Merger Effective Time in any manner that would adversely affect the rights on or prior to the Savoy Merger Effective Time of individuals who at the Savoy Merger Effective Time were the directors, officers, agents or employees of Savoy.

     The Savoy Merger Agreement also requires, except as otherwise agreed to by the Executive Committee of the Savoy Board, the Savoy Surviving Corporation to maintain in effect, for up to three years after the Savoy Merger Effective Time, directors' and officers' liability insurance for the benefit of the existing directors and officers of Savoy currently covered by Savoy's officers' and directors' liability insurance with respect to matters arising before the Savoy Merger Effective Time, containing terms and conditions (to the extent commercially obtainable) substantially similar to those contained in the insurance currently provided by Savoy and having the maximum available coverage, subject to maximum aggregate premiums for the three-year period not in excess of $750,000.

     Interests in Savoy Common Stock, Options and Warrants. As of the Savoy Record Date, the executive officers and directors of Savoy and other entities or persons who may be deemed to be their affiliates beneficially owned an aggregate of 10,222,235 shares of Savoy Common Stock (including 544,332 shares of Savoy Common Stock subject to Savoy Options exercisable within 60 days of the Savoy Record Date at exercise prices ranging from $12.00 to $20.75 per share and 500,000 shares of Savoy Common Stock granted pursuant to the Savoy 1994 Restricted Stock Plan as to which vesting and similar restrictions will lapse in connection with the Savoy Merger), collectively representing approximately 32% of the outstanding Savoy Common Stock. Based upon the closing sale price of
Silver King Common Stock on the Savoy Record Date of $[          ], and assuming
the exercise of none of the outstanding Savoy Options (because all such options have an exercise price greater than the product of the Savoy Conversion Ratio and the price of Silver King Common Stock on the Savoy Record Date), the aggregate dollar value of Silver King Common Stock to be received in the Savoy Merger by the executive officers and directors of Savoy is approximately
$[          ]. Pursuant to certain plans or option agreements of Savoy, all
Savoy Options held by members of the Savoy Board, as well as all Savoy Options held by other parties, will become immediately exercisable at the time of the Savoy Merger.

     Certain persons who may be deemed affiliates of certain members of the Savoy Board of Directors hold Savoy Warrants to purchase 550,000 shares of Savoy Common Stock, which warrants will be assumed by Silver King. The Savoy Warrants have exercise prices ranging between $12.00 (300,000 shares) and $25.00 (250,000 shares) per share and, in view of such exercise prices, are not expected to be exercised at any time prior to the Savoy Merger.

     Interests in Savoy Convertible Securities. GKH Partners, L.P., which may be deemed an affiliate of certain members of the Savoy Board of Directors, is the beneficial owner of a 12% convertible subordinated note, which Savoy Note is convertible into 961,539 shares of Savoy Common Stock upon surrender of the Savoy Note. At the Savoy Merger Effective Time, such Savoy Note will become convertible upon surrender of the Savoy Note into approximately 134,616 shares of Silver King Common Stock.

     Allen & Company Investment Banking Relationship. Allen & Company has acted as principal outside financial advisor to Savoy since its inception, and, in 1993, Allen & Company was engaged by Savoy to provide ongoing financial advisory services. Pursuant to such engagement, Allen & Company has rendered financial advice to Savoy concerning the Savoy Merger, including assistance in negotiating its terms. Under the terms of the financial advisory engagement, Savoy has agreed to indemnify Allen & Company and certain related persons against certain liabilities and expenses relating to or arising out of its engagement, including certain liabilities under the federal securities laws. With Savoy's consent, Allen & Company also assisted Silver King in analyzing the Savoy Merger, the TCI HSN Shares Acquisition and the HSN Transactions. Neither Savoy nor Silver King requested Allen & Company to deliver a fairness opinion or make any analytical presentations to the Savoy Board or the Silver King Board regarding the Savoy Merger, the TCI HSN Shares Acquisition or the HSN Transactions. Upon consummation of the Savoy Merger, Savoy has agreed to pay Allen & Company for its services a fee of $2.5 million, and will reimburse Allen & Company for its related out-of-pocket

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

expenses. Silver King has agreed to pay Allen & Company a fee for its services, which amount has not yet been determined. Allen & Company also provided certain services to the parties to the HSN Merger. See "Special Factors Relating to the HSN Transactions -- Interests of Certain Persons in the HSN Transactions; Conflicts of Interest -- Allen & Company Investment Banking Relationship."

     Allen & Company has also acted as managing underwriter of Savoy's March 1993 initial public offering of Savoy Common Stock, the sale of the Savoy Debentures and the November 1993 offering of Savoy Common Stock and Savoy Debentures. Allen & Company and certain affiliated persons own an aggregate of 1,200,000 shares of Savoy Common Stock. Two members of the Savoy Board of Directors, Kim Wieland and Philip Scaturro, are officers of Allen & Company and one member, Dan W. Lufkin, serves as a Special Advisor to the Board of Directors of Allen & Company. Allen & Company also acted as placement agent for the HSN debt offering described above. See "Risk Factors -- Recent Operating Results and Financial Condition of HSN; Substantial Leverage at HSN."

                                     * * *

     The foregoing interests of the directors and certain members of the management of Savoy, or their affiliates, in connection with the Savoy Merger may mean that such persons have personal interests in the Savoy Merger which may not be identical to the interests of other Savoy stockholders.

  Silver King

     For a description of the Stockholders Agreement, see "Special Factors Relating to the HSN Transactions -- Background -- Relationship between Liberty and Mr. Diller -- the Diller-Liberty Stockholders Agreement."

  Grant of Silver King Options to Mr. Diller

     Mr. Diller has been granted options to purchase 625,000 shares of Silver King Common Stock at an exercise price of $30.75 per share pursuant to the 1995 Stock Incentive Plan, which plan is subject to stockholder approval. In the event that only one of the Savoy Merger or the HSN Merger is consummated (and assuming Silver King stockholder approval of the 1995 Stock Incentive Plan), Mr. Diller will receive options to purchase 221,625 or 403,375 shares, respectively, of Silver King Common Stock. In the event that neither transaction is consummated (or Silver King stockholder approval for the 1995 Stock Incentive Plan is not obtained), all such options will be cancelled.

  Interests in Silver King Securities and Options

     In addition to the 2,000,000 shares of Silver King Class B Common Stock held by BDTV following exercise of the Liberty Option (as defined herein), Mr. Diller, Liberty and BDTV, together with certain of their affiliates, collectively hold 503,618 shares of Silver King Common Stock (approximately 7% of the outstanding shares of Silver King Common Stock as of the Silver King Record Date). These Silver King Securities, which are subject to the terms of the Stockholders Agreement, represent in the aggregate approximately 66% of the Total Voting Power outstanding as of the Silver King Record Date. In addition, Mr. Diller owns 441,988 shares of Silver King Common Stock and options to purchase 1,895,847 shares of Silver King Common Stock.

     As of the Silver King Record Date, the executive officers and directors of Silver King and their affiliates (including BDTV) beneficially owned an aggregate of 664,677 shares of Silver King Common Stock, representing approximately 9% of the outstanding Silver King Common Stock and 2,000,000 shares of Silver King Class B Common Stock, representing approximately 83% of the outstanding Silver King Class B Common Stock. Such Silver King Securities represent approximately 66% of the outstanding Total Voting Power as of the Silver King Record Date.

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

RELATED AGREEMENTS

  Stockholder Voting Agreements

     At the time that the Savoy Merger Agreement was entered into, Mr. Kaufman, Loretta Kaufman, Mr. Korman, Sharon Korman, Korman Trusts, GKH Partners, L.P., GKH Investments, L.P., Allen Value Limited, Allen Value Partners, L.P. and Allen & Company, who collectively owned 8,642,364 shares of Savoy Common Stock (representing approximately 29% of the shares of Savoy Common Stock outstanding as of the Savoy Record Date), entered into the Savoy Stockholder Voting Agreement with Silver King and have each agreed with Silver King that, until the earliest of the consummation of the Savoy Merger, one day after termination of the Savoy Merger Agreement in accordance with its terms and written notice of termination of the Savoy Stockholder Voting Agreement by Silver King, they will
(i) vote their shares in favor of the Savoy Merger Agreement and the Savoy Merger and against any action or agreement that would impede, interfere with, delay, postpone or attempt to discourage the Savoy Merger and (ii) not transfer any of their shares of Savoy Common Stock. In connection with the Merger Agreement Amendment, the persons who entered into the Savoy Stockholder Voting Agreement affirmed the obligations contained in the Savoy Stockholder Voting Agreement.

     Also, at the time that the Savoy Merger Agreement was entered into, Mr. Diller, Arrow, Liberty and BDTV, who owned collectively or were expected to own as of the Silver King Record Date 503,618 shares of Silver King Common Stock and 2,000,000 shares of Silver King Class B Common Stock (representing approximately 7% of the shares of the outstanding Silver King Common Stock, 83% of the outstanding shares of Silver King Class B Stock, and 66% of the Total Voting Power, in each case, as of the Silver King Record Date), entered into the Silver King Stockholder Voting Agreement and have each agreed with Savoy that, until the earliest of the consummation of the Savoy Merger, one day after termination of the Savoy Merger Agreement in accordance with its terms and written notice of termination of the Silver King Stockholder Voting Agreement by Savoy, they will
(i) vote their shares (to the extent such party controls the voting thereof) in favor of the issuance of Silver King Common Stock pursuant to the Savoy Merger Agreement and the Savoy Merger, and any other related matter to be voted upon by Silver King stockholders at the Silver King Meeting and (ii) not transfer any of their shares of Silver King Common Stock except to BDTV as contemplated therein and except as contemplated in the Stockholders Agreement and an Equity and Bonus Compensation Agreement, dated as of August 24, 1995, by and between Silver King and Mr. Diller (the "Equity Compensation Agreement"). In connection with the Savoy Merger Agreement Amendment, Mr. Diller, Arrow, Liberty and BDTV affirmed the obligations contained in the Silver King Stockholder Voting Agreement.

  Affiliate Agreements

     Savoy has agreed to use its reasonable efforts to obtain, prior to the Savoy Merger Effective Time, agreements by each affiliate of Savoy to the effect that such persons will not sell, transfer or otherwise dispose of any shares of Silver King Common Stock distributed to them pursuant to the Savoy Merger, except in compliance with Rule 145 under the Securities Act, or in a transaction that is otherwise exempt from the registration requirements of the Securities Act, or in an offering which is registered under the Securities Act. Generally, sales in compliance with Rule 145(d) under the Securities Act require that for specified periods such sales be made in compliance with volume limitations, manner of sale provisions and current information requirements of Rule 144 under the Securities Act. The volume limitations should not impose any material limitation on any Savoy stockholder who owns less than 1% of the outstanding Silver King Common Stock after the Savoy Merger unless, pursuant to Rule 144 under the Securities Act, sales of such stockholder's shares are required to be aggregated with those of other stockholders.

SAVOY MERGER AGREEMENT

  Representations and Warranties; Covenants

     Pursuant to the Savoy Merger Agreement, Silver King and Savoy made a number of representations relating to, among other things: (i) their respective organization and similar corporate matters and the

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

organization and similar corporate matters of their respective significant subsidiaries; (ii) their respective capital structures; (iii) their respective authority to enter into the Savoy Merger Agreement and to consummate the Savoy Merger; (iv) the absence of certain conflicts under their respective certificates of incorporation or bylaws, certain required consents or approvals and violations of any instruments or law; (v) documents filed with the Commission and the accuracy of the information contained therein; (vi) with respect to Savoy, the absence, since August 13, 1996 and excluding certain specified matters (including the financial performance of the Savoy Stations and of any Savoy films under development, production or distribution) or the proximate consequences thereof, of any event or condition significantly impairing or which could reasonably be expected to significantly impair the long-term value of Savoy (it being understood that this standard is very substantially in excess of a material adverse effect); (vii) with respect to Silver King, the absence of certain specified material adverse changes; (viii) the absence of certain specified material litigation or material undisclosed liabilities; (ix) certain tax and employee benefit matters; (x) compliance with requirements of their respective FCC licenses and with the Exchange Act; (xi) the accuracy of information supplied by each of Silver King and Savoy in connection with the preparation of this Joint Proxy Statement/Prospectus and the related Registration Statement; (xii) the receipt of fairness opinions from their respective financial advisors; (xiii) the approval of the Savoy Merger Agreement by their respective boards (including for purposes of Section 203 of the DGCL); and (xiv) certain arrangements with their respective affiliates. In addition, Savoy also made representations with respect to the completeness and accuracy of certain material information made available by Savoy to Silver King regarding the business, financial and operating condition of Savoy and that neither Savoy nor certain specified individuals had, at such time, knowledge of any condition, circumstance or event relating to Savoy not so disclosed to Silver King that would, individually or in the aggregate, have a material adverse effect on Savoy.

     Each party covenanted as to itself and its subsidiaries that, until the consummation of the Savoy Merger or the termination of the Savoy Merger Agreement, it will, among other things, provide the other with reasonable access to its financial, operating and other information, conduct its operations in the ordinary course, not take certain actions outside the ordinary course without the other party's consent or, in the case of Savoy, within certain parameters set forth in the Savoy Merger Agreement, and take all reasonable actions to consummate the Savoy Merger; provided that, with respect to Savoy, Savoy has agreed to use its reasonable efforts to maintain and preserve intact its business organization, to keep available the services of its officers and employees and to maintain satisfactory relations with material licensors, franchisees, licensees, suppliers, contractors, distributors, customers and others having business relationships with Savoy and also agreed not to take certain actions outside of parameters specified in the Savoy Merger Agreements, such as paying dividends, recapitalizing its capital stock, issuing its capital stock, amending the Savoy Certificate, incurring debt and increasing the compensation paid to its employees. Savoy further covenanted as to itself and its subsidiaries that it will maintain its business. Silver King further covenanted to use its reasonable best efforts to cause the shares of Silver King Common Stock to be issued to Savoy stockholders in the Savoy Merger to be eligible for quotation on the Nasdaq National Market prior to the Savoy Merger Effective Time.

     Savoy has also agreed to use its reasonable best efforts to cause the parties to the Amended and Restated Stockholders Agreement, dated as of March 1, 1993, by and among Savoy and certain holders of Savoy Common Stock, to terminate such agreement (including any registration rights provided for therein) upon consummation of the Savoy Merger. In addition, Savoy has agreed to use its reasonable efforts to deliver to Silver King, prior to the Savoy Merger Effective Time, letters from affiliates (as defined pursuant to Rule 145 promulgated under the Securities Act) of Savoy, substantially in the form attached to the Savoy Merger Agreement.

     Silver King has agreed, if the Savoy Merger is consummated, from and after the Savoy Merger Effective Time, to cause Savoy to fulfill all employment, severance, termination, consulting and retirement agreements, as in effect on the date of the Savoy Merger Agreement, to which Savoy is a party, pursuant to the terms thereof and applicable law.

     Silver King has agreed further, if the Savoy Merger is consummated, to assume at the Savoy Merger Effective Time all of the obligations of Savoy under Savoy's existing indemnification agreements with each of the directors and officers of Savoy, as such agreements relate to the indemnification of such individuals for expenses and liabilities arising from facts or events that occurred on or before the Savoy Merger Effective Time or relating to the Savoy Merger or transactions contemplated by the Savoy Merger Agreement. In addition, the Savoy Merger Agreement provides that the bylaws of the Savoy Surviving Corporation will contain provisions regarding indemnification identical to those set forth in
Article VI of the Savoy Bylaws as in effect on December 31, 1994, and that such provisions and Article Eighth of the Savoy Certificate as in effect as of the date of the Savoy Merger Agreement shall not be amended, repealed or otherwise modified for a period of six years from the Savoy Merger Effective Time in any manner that would adversely affect the rights on or prior to the Savoy Merger Effective Time of individuals who at the Savoy Merger Effective Time were directors, officers, agents or employees of Savoy. Silver King also has agreed, if the Savoy Merger is consummated and except as otherwise agreed to by the Executive Committee of the Savoy Board, to cause the Savoy Surviving Corporation to purchase "tail" insurance coverage, effective as of the Savoy Merger Effective Time, for the benefit of Savoy's existing officers and directors who as of the date of the Savoy Merger Agreement were covered by Savoy's officers' and directors' liability insurance, which coverage shall continue for a period of up to three years after the Savoy Merger Effective Time and be on terms (to the extent commercially obtainable) substantially similar to the policies in existence on the date of the Savoy Merger Agreement in respect of actions or omissions by such individuals occurring prior to the Savoy Merger Effective Time, provided that the Savoy Surviving Corporation shall not be obligated to pay aggregate premiums for the three-year period in excess of $750,000 for such coverage.

  Conditions to the Savoy Merger

     In addition to the approvals of the stockholders of Silver King and Savoy sought hereby in connection with the Savoy Merger, the obligations of Silver King and Savoy to consummate the Savoy Merger are subject to the satisfaction of a number of other conditions, including the absence of any stop orders or proceedings seeking a stop order with respect to the Registration Statement filed in connection with this Joint Proxy Statement/Prospectus; the absence of any proceedings commenced by the Commission with respect to this Joint Proxy Statement/Prospectus; the absence of any order, decree or ruling by any court or governmental agency or threat thereof, or any other fact or circumstance that would prohibit or render illegal the consummation of the Savoy Merger or the transactions contemplated by the Savoy Merger Agreement; and the receipt of all material governmental consents, orders and approvals and the expiration of any waiting periods imposed by, any governmental entity necessary for the consummation of the Savoy Merger. See "-- Governmental Approvals."

     Each party's obligations under the Savoy Merger Agreement are also conditioned upon the accuracy in all material respects of the representations and warranties made by the other party, provided that, pursuant to the Savoy Merger Agreement Amendment, (i) the representations and warranties regarding Savoy's legal and contractual compliance exclude certain matters set forth in the Savoy Merger Agreement Amendment (including the financial performance of the Savoy Stations and any Savoy film under development, production or distribution) and the proximate consequences thereof and (ii) the representations and warranties regarding undisclosed liabilities and the absence of certain changes or events, as they relate to the operations of Savoy's business in the ordinary course, (a) cover only the period from August 13, 1996 to the closing date of the Savoy Merger, (b) exclude certain matters set forth in the Savoy Merger Agreement Amendment (including the financial performance of the Savoy Stations and of any Savoy films under development, production or distribution and (c) must be true and correct (without reference to any materiality standard) except to the extent their failure to be so true and correct would not significantly impair, or could reasonably be expected to significantly impair, the long-term value of Savoy (it being understood that this standard is very substantially in excess of a material adverse effect); the performance in all material respects by the other party of its covenants; the receipt of all material third-party consents except those consents the failure to so receive would not have a material adverse effect on such party; the declaration of the effectiveness by the Commission of the Registration Statement in connection with the Savoy Merger; and the authorization for quotation on the Nasdaq National Market, upon official notice of issuance, of the shares of Silver King Common Stock to be issued in the Savoy Merger.

     Savoy's obligations to consummate the Savoy Merger are further conditioned upon Mr. Diller being Chairman and/or Chief Executive Officer and/or President of Silver King and not having resigned all such positions or announced an intention to do so.

     At any time prior to the Savoy Merger Effective Time, to the extent legally allowed, Silver King or Savoy, without approval of the stockholders of such company, may waive compliance with any of the agreements or satisfaction of any of the conditions contained in the Savoy Merger Agreement for the benefit of that company, provided that Mr. Diller has agreed with Liberty in the Stockholders Agreement that he will not permit any material amendment to, or waiver or modification of, material rights or obligations under the Savoy Merger Agreement without the prior written consent of Liberty, which consent shall not be unreasonably withheld. See "Special Factors Relating to the HSN
Transactions -- Background -- Relationship between Liberty and Mr. Diller -- The Diller-Liberty Stockholders Agreement."

  Governmental Approvals

     Antitrust. Under the Savoy Merger Agreement, the obligations of each party to consummate the Savoy Merger are subject to, among other conditions, the expiration or termination of any waiting period applicable to the consummation of the Savoy Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") and no action having been instituted by the Department of Justice (the "DOJ") or the Federal Trade Commission (the "FTC") challenging or seeking to enjoin the consummation of the Savoy Merger, which action shall not have been withdrawn or terminated.

     Transactions such as the Savoy Merger are reviewed by the DOJ and the FTC to determine whether they comply with applicable antitrust laws. Under the provisions of the HSR Act, the Savoy Merger may not be consummated until such time as certain information has been furnished to the DOJ and the FTC and the specified waiting period requirements of the HSR Act have been satisfied. Pursuant to the HSR Act, on December 18, 1995, Silver King, acting on behalf of Mr. Diller, and Savoy each furnished notification of the Savoy Merger and provided certain information to the DOJ and the FTC. On January 3, 1996, Savoy and Silver King received notice of early termination of the applicable waiting period for the November Savoy Merger under the HSR Act. Such termination is also applicable with respect to the waiting period under the HSR Act for the Savoy Merger, so long as the Savoy Merger is consummated on or prior to January 3, 1997. In the event that the Savoy Merger is not consummated by such date, the applicable parties would be required to file a new Notification Report under the HSR Act and a new waiting period would begin.

     At any time before or after the Savoy Merger Effective Time, the DOJ, the FTC, state attorneys general or a private person or entity could challenge the Savoy Merger under antitrust laws and seek, among other things, to enjoin the Savoy Merger or to cause Silver King to divest itself, in whole or in part, of Savoy or of other businesses conducted by Silver King. Based on information available to them, Silver King and Savoy believe that the Savoy Merger will not violate federal or state antitrust laws. There can be no assurance, however, that a challenge to the Savoy Merger on antitrust grounds will not be made or that, if such a challenge is made, Silver King and Savoy would prevail or would not be required to accept certain conditions, possibly including certain divestitures or hold-separate agreements in order to consummate the Savoy Merger.

     FCC. Under the Savoy Merger Agreement, the obligations of each party to consummate the Savoy Merger are also conditioned on (i) the receipt of the Savoy FCC Approvals and (ii) the expiration of the time for filing a request for administrative or judicial review, or for instituting administrative review sua sponte, of any such Savoy FCC Approvals, without any such filing having been made or notice of such review having been issued; or, in the event of such filing or review sua sponte, the disposition of such filing or review in favor of the grant and the expiration of the time for seeking further relief with respect thereto without any request for such further relief having been filed. On August 16, 1996, Savoy and Silver King received the Savoy FCC Approvals, which became final on October 2, 1996.

     Other Approvals. The obligations of each party to consummate the Savoy Merger are also subject to all other material authorizations, consents, orders or approvals of, or declarations or filings with, or expiration of waiting periods imposed by, any other governmental entity necessary for the Savoy Merger and the consummation of the transactions contemplated by the Savoy Merger Agreement, having been filed, expired or obtained, other than those that, individually or in the aggregate, the failure to be filed, expired or obtained, would not, in the reasonable opinion of Silver King, have a material adverse effect on Savoy or Silver King. There can be no assurance that any applicable regulatory authority will approve or take other required action with respect to the Savoy Merger, or as to the timing of such regulatory approval or other action. Silver King and Savoy are not aware of any other governmental approvals or actions that are required in order to consummate the Savoy Merger except in connection with the Securities Act, the filing of merger-related documents under the DGCL or compliance with applicable securities and "blue sky" laws of the various states. Should such other approval or action be required, it is contemplated that Silver King and Savoy would seek such approval or action. There can be no assurance as to whether or when any such approval or action, if required, could be obtained.

  Limitation on Negotiations

     The Savoy Merger Agreement provides that, unless and until the Savoy Merger Agreement has been terminated, Savoy will not, directly or indirectly, through any officer, director, employee, representative or agent of Savoy or any of its subsidiaries, solicit or encourage (including by way of furnishing nonpublic information) or take other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to an Acquisition Proposal, or engage in any discussions or negotiation relating thereto or in furtherance thereof or accept any Acquisition Proposal, except that Savoy or the Savoy Board is not prohibited from making any disclosure to the Savoy stockholders that, in the judgment of the Savoy Board in accordance with, and based upon, the advice of outside counsel, is required under applicable law. An "Acquisition Proposal" means any offer to acquire all or any substantial part of the business and properties or capital stock of Savoy and its subsidiaries, whether by merger, consolidation, sale of assets, tender offer or similar transaction or series of transactions involving Savoy or any subsidiaries of Savoy.

     Notwithstanding the foregoing, the Savoy Board, in the exercise of and as required by its fiduciary duties as determined in good faith by the Savoy Board, may (i) furnish information (including, without limitation, confidential information) concerning Savoy to a third party who makes an unsolicited request for such information for the purpose of making an Acquisition Proposal and (ii) engage in discussions or negotiations with a third party who submits in writing an interest in making an Acquisition Proposal that the Savoy Board believes is reasonably capable of being consummated, provided, in either case, that Silver King has been notified in writing of such request for information or Acquisition Proposal, including the principal financial terms and conditions of such Acquisition Proposal, and will be kept informed as to the status of any such discussions or negotiations.

     The Savoy Merger Agreement also required Savoy to cease immediately any discussions or negotiations with any other parties conducted prior to the date of the Savoy Merger Agreement relating to an Acquisition Proposal, and to notify Silver King immediately of any unsolicited offer or proposal to enter into negotiations relating to an Acquisition Proposal and to provide Silver King with information as to the identity of the party making such offer or proposal and the principal financial terms and conditions of such offer or proposal. See
"-- Amendment or Termination of the Savoy Merger Agreement; Breakup Fee."

  Amendment or Termination of the Savoy Merger Agreement; Breakup Fee

     Amendment. Prior to the Savoy Merger Effective Time, the Savoy Merger Agreement may be amended in writing by Silver King and Savoy at any time before or after approval of the issuance of shares in connection with the Savoy Merger or the Savoy Merger, as the case may be, by the stockholders of Silver King and Savoy, except that, after any such stockholder approval, no amendment may be made which by law requires further approval by such stockholders without such further approval.

     At any time prior to the Savoy Merger Effective Time, Silver King or Savoy, without approval of the stockholders of such company, may (i) extend the time for the performance of any of the obligations of the other party, (ii) waive any inaccuracies in the representations and warranties contained in the Savoy Merger Agreement or any documents delivered pursuant to the Savoy Merger Agreement and
(iii) waive compliance with any of the agreements or the conditions contained in the Savoy Merger Agreement.

     Mr. Diller has agreed with Liberty in the Stockholders Agreement that he will not permit any material amendment to, or waiver or modification of material rights or obligations under, the Savoy Merger Agreement without the prior written consent of Liberty, which consent shall not be unreasonably withheld. See "Special Factors Relating to the HSN Transactions -- Background -- Relationship between Liberty and Mr. Diller -- The Diller-Liberty Stockholders Agreement."

     Termination. The Savoy Merger Agreement (as amended by the parties in August 1996) may be terminated at any time prior to the Savoy Merger Effective Time by mutual written agreement of both parties whether before or after approval of the Savoy Merger and the transactions contemplated by the Savoy Merger Agreement by the stockholders of Silver King and Savoy, or by either party (i) if the Savoy Merger has not been consummated by December 31, 1996 (unless the definitive Joint Proxy Statement/Prospectus is not mailed to Silver King stockholders and Savoy stockholders by November 15, 1996 due to events related to the HSN Merger, in which case such date will be extended by such number of days after November 15, 1996 until the definitive Joint Proxy Statement/Prospectus is so mailed, and unless such failure to so consummate the Savoy Merger is caused by the action or failure to act of the party seeking to terminate the Savoy Merger Agreement, in breach of such party's obligations thereunder); (ii) if (a) a court of competent jurisdiction or other governmental entity has issued an order, decree or ruling or taken any other action, in any case, having the effect of permanently restraining, enjoining or otherwise prohibiting the Savoy Merger, which order, decree or ruling is final and nonappealable or (b) a governmental, regulatory or administrative agency or commission is seeking to enjoin the Savoy Merger and the terminating party reasonably believes that the time period required to resolve such governmental action and the related uncertainty is reasonably likely to have a material adverse effect on either Silver King or Savoy; (iii) if the required approvals of the stockholders of Silver King or Savoy contemplated by the Savoy Merger Agreement has not been obtained by reason of the failure to obtain the required vote upon a vote taken at the Silver King Meeting and at the Savoy Meeting or at any adjournment thereof (unless caused by the action or failure to act of the party seeking to terminate the Savoy Merger Agreement in breach of such party's obligations thereunder); or (iv) if Savoy (a) has accepted or recommended to Savoy stockholders a Superior Proposal (as defined herein, see "-- Breakup Fee"), and (b) in the case of the termination of the Savoy Merger Agreement by Savoy, Savoy has paid to Silver King the Breakup Fee as described below.

     The Savoy Merger Agreement may also be terminated by Silver King (i) if the Savoy Board has withdrawn or modified its recommendation to Savoy stockholders concerning the Savoy Merger and such action was not due to a breach by Silver King as to the representations and warranties made by Silver King in, or the performance of Silver King's obligations under, the Savoy Merger Agreement; or
(ii) upon a breach of any representation, warranty, covenant or agreement on the part of Savoy set forth in the Savoy Merger Agreement, or if any representation or warranty of Savoy shall have become untrue, in either case, such that the conditions as to the accuracy of Savoy's representations and warranties in or the performance of Savoy's obligations under the Savoy Merger Agreement would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, unless such inaccuracy in Savoy's representations and warranties or breach by Savoy is curable by Savoy through the exercise of its reasonable efforts and for so long as Savoy continues to exercise such reasonable efforts.

     The Savoy Merger Agreement may also be terminated by Savoy (i) if the Silver King Board shall have withdrawn or modified its recommendation and such action was not due to a breach by Savoy as to the representations and warranties made by Savoy in, or the performance of Savoy's obligations under, the Savoy Merger Agreement; (ii) in the event that Mr. Diller is not the Chairman and/or Chief Executive Officer and/or President of Silver King; and (iii) upon a breach of any representation, warranty, covenant or agreement on the part of Silver King set forth in the Savoy Merger Agreement, or, if any representation or warranty of Silver King shall have become untrue, in either case, such that the conditions as to the accuracy of Silver King's representations and warranties in or the performance of Silver King's obligations under the Savoy Merger Agreement would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, unless such inaccuracy in Silver King's representations and warranties or breach by Silver King is curable by Silver King through the exercise of its reasonable efforts and for so long as Silver King continues to exercise such reasonable efforts.

  Breakup Fee

     The Savoy Merger Agreement provides that, upon the occurrence of any of the following events, Savoy will immediately make payment to Silver King of the Breakup Fee of $7.5 million: (i) Savoy has accepted an Acquisition Proposal that the Savoy Board of Directors believes (a) based upon advice of its financial advisor, is reasonably likely to be superior to the Savoy Merger from a financial point of view and (b) is reasonably capable of being consummated (a proposal described in clauses (a) and (b), a "Superior Proposal"); or (ii) the Savoy Board has withdrawn or modified its recommendation to Savoy stockholders concerning the Savoy Merger or has disclosed its intention to change such recommendation and Silver King and Thames shall have terminated the Savoy Merger Agreement. Payment of the Breakup Fee will not be in lieu of damages incurred in the event of breach of the Savoy Merger Agreement.

CERTAIN FEDERAL INCOME TAX MATTERS

     The following discussion summarizes the material federal income tax considerations relevant to the exchange of shares of Savoy Common Stock for Silver King Common Stock pursuant to the Savoy Merger.

     Savoy stockholders should be aware that this discussion does not deal with all federal income tax considerations that may be relevant to particular stockholders of Savoy in light of their particular circumstances, such as stockholders who are banks, insurance companies, tax-exempt organizations, dealers in securities, who are foreign persons, who do not hold their Savoy Common Stock as capital assets, or who acquired their shares in connection with stock option or stock purchase plans or in other compensatory transactions. In addition, the following discussion does not address the tax consequences of the Savoy Merger under foreign, state or local tax laws or the tax consequences of transactions effectuated prior or subsequent to or concurrently with the Savoy Merger (whether or not such transactions are in connection with the Savoy Merger), including, without limitation, transactions in which Savoy Common Stock is acquired or Silver King Common Stock is disposed of. ACCORDINGLY, SAVOY STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE SAVOY MERGER, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF THE SAVOY MERGER IN THEIR PARTICULAR CIRCUMSTANCES.

     The Savoy Merger will constitute a taxable exchange. Savoy stockholders will recognize gain or loss equal to the difference between the fair market value of the Silver King Common Stock and any cash in lieu of fractional shares received in the Savoy Merger and the stockholder's basis in the Savoy Common Stock exchanged therefor. Such gain or loss will be capital if the Savoy Common Stock was held as a capital asset and long-term if the Savoy Common Stock has been held for more than 12 months.

     No ruling has been or will be obtained from the IRS in connection with the Savoy Merger.

ACCOUNTING TREATMENT

     In accordance with generally accepted accounting principles, the Savoy Merger will be accounted for as a purchase of certain assets and assumption of certain liabilities of Savoy with Silver King treated as the acquiror for accounting purposes in accordance with Accounting Principles Board Opinion No. 16, "Business Combinations," as amended.

     Representatives of each of Deloitte & Touche LLP and Ernst & Young LLP are expected to be present at the Silver King Meeting, and representatives of Ernst & Young LLP are expected to be present at the Savoy Meeting. In each case, such representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

AFFILIATES' RESTRICTIONS ON RESALE OF SILVER KING COMMON STOCK

     The shares of Silver King Common Stock issuable to stockholders of Savoy upon consummation of the Savoy Merger have been registered under the Securities Act. Such shares may be traded freely without restriction by those stockholders who are not deemed to be "affiliates," as that term is defined in the rules under the Securities Act, of Savoy or Silver King. Shares of Silver King Common Stock received by those stockholders of Savoy who are deemed to be affiliates of Savoy or Silver King may be resold without registration under the Securities Act only as permitted by Rule 145 under the Securities Act or as otherwise permitted under the Securities Act. Savoy has agreed to use its reasonable efforts to obtain, prior to the Savoy Merger Effective Time, agreements by each affiliate of Savoy to the effect that such persons will not sell, transfer or otherwise dispose of any shares of Silver King Common Stock distributed to them pursuant to the Savoy Merger, except in compliance with Rule 145 under the Securities Act, or in a transaction that is otherwise exempt from the registration requirements of the Securities Act, or in an offering which is registered under the Securities Act. Generally, sales in compliance with Rule 145(d) under the Securities Act require that for specified periods such sales be made in compliance with volume limitations, manner of sale provisions and current information requirements of Rule 144 under the Securities Act. The volume limitations should not impose any material limitation on any Savoy stockholder who owns less than 1% of the outstanding Silver King Common Stock after the Savoy Merger unless, pursuant to Rule 144 under the Securities Act, sales of such stockholder's shares are required to be aggregated with those of other stockholders.

ABSENCE OF DISSENTERS' RIGHTS

     Both Silver King and Savoy are incorporated in the State of Delaware, and, accordingly, are governed by the provisions of the DGCL. Pursuant to Section 262(b)(1) of the DGCL, the stockholders of Savoy are not entitled to appraisal rights in connection with the Savoy Merger because Savoy Common Stock is quoted on the Nasdaq National Market and such stockholders will receive as consideration in the Savoy Merger only shares of Silver King Common Stock, which shares will be listed on the Nasdaq National Market upon the closing of the Savoy Merger, and cash in lieu of fractional shares. In addition, the Silver King stockholders are not entitled to appraisal rights under Section 262 of the DGCL because Silver King is not one of the constituent corporations in the Savoy Merger. Also, because Silver King is not a constituent corporation in the Savoy Merger, even though approval of the stockholders of Silver King is required for the issuance of Silver King Common Stock in the Savoy Merger under the rules and bylaws of the NASD, the approval of the stockholders of Silver King is not required under the DGCL for the Savoy Merger itself.

EXCHANGE OF CERTIFICATES

     As soon as practicable after the Savoy Merger Effective Time, Silver King will instruct the Savoy Exchange Agent to mail to each stockholder of record of
Savoy as of [                    ], 1996 (other than Savoy, Silver King, Thames
and any wholly-owned subsidiary of Silver King) a letter of transmittal with instructions to be used by such stockholder in surrendering certificates which, prior to the Savoy Merger Effective Time, represented shares of Savoy Common Stock in exchange for certificates representing shares of Silver King Common Stock. Letters of transmittal will also be available as soon as practicable after the Savoy Merger Effective Time at the offices of the Savoy Exchange Agent. After the Savoy Merger Effective Time, there will be no further registration of transfers on the stock transfer books of the Savoy Surviving Corporation of shares of Savoy Common Stock which were outstanding immediately prior to the Savoy Merger Effective Time. SHARE CERTIFICATES SHOULD NOT BE SURRENDERED FOR EXCHANGE PRIOR TO APPROVAL AND ADOPTION OF THE SAVOY MERGER AGREEMENT AND THE SAVOY MERGER BY THE SAVOY STOCKHOLDERS AND APPROVAL OF THE ISSUANCE OF SHARES OF SILVER KING COMMON STOCK PURSUANT TO THE SAVOY MERGER AGREEMENT BY THE SILVER KING STOCKHOLDERS, OR PRIOR TO THE SAVOY MERGER EFFECTIVE TIME.

     Upon the surrender of a Savoy Common Stock certificate to the Savoy Exchange Agent, together with a duly executed letter of transmittal and such other documents as may be required by the Savoy Exchange Agent, the holder of such certificate will be entitled to receive in exchange therefor a certificate representing the number of whole shares of Silver King Common Stock and any cash in lieu of fractional shares of Silver King Common Stock to which the holder of Savoy Common Stock is entitled pursuant to the provisions of the Savoy Merger Agreement. In the event of a transfer of ownership of Savoy Common Stock which is not registered in the transfer records of Savoy, a certificate representing the appropriate number of shares of Silver

King Common Stock and any cash in lieu of fractional shares of Silver King Common Stock may be issued to a transferee if the certificate representing such Savoy Common Stock is presented to the Savoy Exchange Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid, along with a duly executed letter of transmittal.

     Until a certificate representing Savoy Common Stock has been surrendered to the Savoy Exchange Agent, each such certificate will be deemed, at any time after the Savoy Merger Effective Time, to represent only the right to receive upon such surrender the certificate representing the number of shares of Silver King Common Stock plus cash in lieu of fractional shares of Silver King Common Stock to which the Savoy stockholder is entitled under the Savoy Merger Agreement. Upon consummation of the Savoy Merger, shares of Savoy Common Stock will cease to be traded on the Nasdaq National Market, and there will be no further market for Savoy Common Stock.

                SPECIAL FACTORS RELATING TO THE HSN TRANSACTIONS

BACKGROUND

     The following summary of the background of the HSN Merger should be read in conjunction with the background of the Savoy Merger set forth above, see "Savoy Merger and Related Transactions -- Background," which information is incorporated herein.

  Relationship between TCI and HSN

     On December 4, 1992, the predecessor in interest of Liberty, which was then an independent publicly held company, and RMS Limited Partnership ("RMSLP") which is controlled by Roy M. Speer, the then-Chairman of the Board and controlling stockholder of HSN, entered into an Agreement in Principle (the "Agreement in Principle"), in which Liberty agreed, among other things and subject to certain conditions, to purchase from RMSLP 20,000,000 shares of HSN Class B Common Stock. Liberty entered into the Agreement in Principle in order to acquire voting control of HSN through its acquisition of the shares of HSN Class B Common Stock, which are generally entitled to ten votes per share on matters submitted to HSN stockholders with respect to which the holders of HSN Common Stock and HSN Class B Common Stock vote together as a single class, and in order to acquire a substantial equity interest in HSN. On February 11, 1993, Liberty consummated the purchase of the 20,000,000 shares of HSN Class B Common Stock from RMSLP. Upon consummation of its purchase of such shares of HSN Class B Common Stock, Liberty acquired control of HSN and HSN became a subsidiary of Liberty.

     Prior to its purchase of shares of HSN Class B Common Stock from RMSLP, Liberty owned 616,300 shares of HSN Common Stock. Subsequent to such purchase, in May 1993 Liberty acquired 16,296,602 shares of HSN Common Stock from the public stockholders of HSN through a cash tender offer by a subsidiary of Liberty at a price of $7.00 per share.

     TCI acquired beneficial ownership of the shares of HSN Common Stock and HSN Class B Common Stock owned by Liberty in August 1994 as a result of the merger of the predecessor of TCI and Liberty. As a result of such merger, Liberty became a wholly-owned subsidiary of TCI. Prior to such time, in 1993, the predecessor of TCI had acquired 653,800 shares of HSN Class A Common Stock. Such shares of HSN stock make up the TCI HSN Shares (17,566,702 shares of HSN Common Stock and 20,000,000 shares of HSN Class B Common Stock).

     Since February 11, 1993, Liberty and then TCI have exercised voting control over HSN, including with respect to the election of 75% of the members of the HSN Board of Directors (consisting of those directors elected by the holders of HSN Common Stock and HSN Class B Common Stock, voting together as a single class). Peter R. Barton and Mr. Bennett, who are also executive officers and/or directors of TCI and/or Liberty, currently serve on the HSN Board. In addition, Leo J. Hindery, Jr., who is a director of HSN, is also the managing general partner of the general partner of InterMedia Partners, and certain affiliated entities

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which own and operate a number of cable television systems, in which certain affiliates of TCI have varying direct or indirect limited partnership interests.

     During April 1996, HSN sold a majority of its interest in HSN Direct for $5.9 million to a company controlled by TCI. HSN received $4.9 million in cash at closing and is due an additional $1.0 million payable in four equal annual installments commencing on February 1, 1997. HSN will retain a 15% interest in the venture and a related corporation.

     During 1994, a subsidiary of HSN and Black Entertainment Television, Inc. ("BET") entered into an agreement to promote a direct response marketing program and a shop-at-home show concept known as "BET Shop." TCI beneficially owns an 18.3% interest in BET.

     In the normal course of business, HSN's principal operating subsidiary, HSC, enters into agreements with the operators of cable television systems and operators of broadcast television stations for the carriage of HSC programming. HSC has entered into agreements with a number of cable operators that are affiliates of TCI. These long-term contracts provide for a minimum subscriber guarantee and incentive payments based on the number of subscribers. Payments by HSN to TCI and certain of its affiliates under these contracts for cable commissions and advertising were approximately $36 million for the year ended December 31, 1995.

  Relationship between Silver King and HSN

     Prior to December 28, 1992, Silver King was a wholly-owned subsidiary of HSN. In July 1986, HSN initiated a program to broaden the viewership of HSC's programming services by acquiring broadcast television stations in principal television markets through Silver King. On December 28, 1992 (the "Distribution Date"), HSN distributed all of the shares of the capital stock of Silver King to HSN's stockholders in the form of a pro rata stock dividend in the Distribution. Since the Distribution, Silver King, or its subsidiaries, on the one hand, and HSN, or its subsidiaries, on the other hand, have engaged in numerous intercompany transactions. The transactions have included, among other things, arrangements regarding the carriage of HSC programming on Silver King's television stations and the related payments by HSN to Silver King of commissions, loans and other forms of financial support, and providing corporate services, including accounting, employee benefit, legal and other miscellaneous services. In connection with the Distribution, Silver King and HSN entered into certain agreements, including a distribution agreement, a Tax Sharing Agreement (as defined herein), a loan agreement and a number of Affiliation Agreements, all of which are described below. See also "Risk Factors -- Possible Risks to HSN with Respect to Anticipated Change in Silver King's Broadcasting Business."

     The distribution agreement governs the relationship between Silver King and HSN, including, without limitation, the principal corporate transactions required to effect the Distribution and the division between Silver King and HSN of certain liabilities. In particular, HSN agreed to indemnify Silver King against losses from existing or future claims relating to Silver King's business prior to the Distribution Date. Each party agreed to indemnify the other against claims relating to misstatements or omissions of material facts provided by such party in the Information Statement (or in the Form 10 Registration Statement of which it was a part) used in connection with the Distribution.

     Silver King and HSN entered into a tax sharing agreement effective on the Distribution Date (the "Tax Sharing Agreement"). In general, under the Tax Sharing Agreement, HSN is responsible for filing all tax returns and paying all taxes relating to Silver King for periods through the Distribution Date, and Silver King is responsible for filing all tax returns and paying all taxes for periods beginning after the Distribution Date. Silver King and HSN agreed to cooperate with one another and to share information in preparing such tax returns and in dealing with other tax matters. In addition, Silver King and HSN agreed that if, as a result of adjustments to HSN's tax position for periods prior to the Distribution Date due to a tax audit or otherwise, there would have been a corresponding increase or decrease in the deferred tax liability account of Silver King as of the Distribution Date, then Silver King will receive a cash payment from HSN (or accept a reduction in the principal amount of the loan from a subsidiary of HSN to Silver King discussed below) or make a cash payment to HSN (or elect to increase the principal amount of the loan from a subsidiary of HSN to Silver King discussed below) in the amount of such increase or decrease. Under the Tax Sharing Agreement, Silver

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

King agreed to indemnify HSN in the event that tax liabilities are determined to arise from the Distribution as a result of certain transactions undertaken by Silver King. Silver King made a payment to HSN of $131,337 on November 21, 1994 pursuant to the Tax Sharing Agreement as a result of an audit of HSN's federal income tax returns through the fiscal year ended August 31, 1989, which included adjustments through August 31, 1993, for items that were examined through August 31, 1989. In 1995, Silver King made a payment to HSN relating to various state tax items in the aggregate amount of $4,280.

     On the Distribution Date, Silver King owed approximately $228 million in intercompany indebtedness to HSN, which indebtedness was primarily incurred by Silver King in connection with the acquisition of the Silver King Stations. On the Distribution Date, HSN cancelled intercompany indebtedness owed by Silver King to HSN in the amount of approximately $93 million as a contribution to the capital of Silver King, and the remaining intercompany indebtedness of Silver King to HSN of approximately $135 million was converted into a secured long-term senior loan between Silver King and a wholly-owned subsidiary of HSN pursuant to a loan agreement, evidenced by a promissory note bearing interest on the unpaid principal amount at a rate equal to 9.5% per annum calculated on the basis of a 360-day year. On August 1, 1994, Silver King secured financing from a group of third-party lenders and used the proceeds from that loan to retire its debt to the subsidiary of HSN.

     Silver King owns the Silver King Stations through its subsidiaries. The Silver King Stations are located in many of the top markets in the United States and exclusively broadcast HSC programming, except for a portion of broadcast time which is used to provide public affairs and other non-entertainment programming and advertising inserts.

     Each Silver King Station, through the applicable Silver King subsidiary, has entered into an Affiliation Agreement with HSC pursuant to which (as subsequently amended) such Silver King Station currently broadcasts HSC's electronic retail sales programming for 159 hours per week. Each Affiliation Agreement has an initial term of five years, renewable for an additional five-year term unless the applicable Silver King subsidiary provides 18 months' notice of termination on or before December 28, 1996. If renewed for the initial renewal term, each Affiliation Agreement is renewable thereafter for one additional term for up to five years at Silver King's sole option. Thereafter, each Affiliation Agreement shall automatically renew for successive five-year terms unless and until either party provides the other party with written notice at least 18 months prior to the expiration date that it will not accept further renewal. Under each Affiliation Agreement, if HSC misses two or more affiliation payments to a Silver King Station during any five-year period, such Silver King Station has the right to terminate the Affiliation Agreement and must inform HSC of its intention to cease carrying HSC programming 18 months after the second missed payment. Similarly, if HSC's programming is changed significantly, each Silver King Station has the right to terminate the Affiliation Agreement and to cease carrying HSC programming upon 18 months' prior written notice.

     Each Silver King Station is compensated in accordance with the hourly affiliation rate applicable to such Silver King Station. The Affiliation Agreements provide for higher compensation to the Silver King Stations if a Silver King Station's compensation amount, which is based upon a formula involving HSC's net sales credited to such Silver King Station, exceeds the minimum affiliation fee based upon that Silver King Station's hourly affiliation rate. This determination is made on an annual basis within 30 days of each anniversary of the Affiliation Agreements. On July 28, 1994, each of the Affiliation Agreements was amended to clarify this compensation bonus consistent with the intent of the parties.

     Silver King also owns the 26 Silver King LPTV Stations that also broadcast HSC's programming services. LPTV stations have lower power transmitters than conventional television stations, and, therefore, the broadcast signal of an LPTV station does not cover as broad a geographical area as conventional broadcast stations.

     Silver King and HSC entered into a Master Low Power Television Affiliation Agreement as of May 1, 1996, covering all of the Silver King LPTV Stations and providing for Silver King to be paid up to $550,000 annually. However, Silver King LPTV Station W60AI, New York, New York, which is licensed to the same Silver King subsidiary that holds the licenses for full-power television stations WHSE-TV, Newark, New

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

Jersey, and WHSI-TV, Smithtown, New York, is separately compensated for carrying HSC programming pursuant to the Affiliation Agreement for the latter Silver King Stations.

     In 1995, expenses incurred by HSN under Affiliation Agreements with the Silver King Stations and Silver King LPTV Stations aggregated approximately $41.3 million.

     In addition, pursuant to the interim services agreement, dated as of December 1, 1995, entered into between Savoy and Silver King, certain employees of Savoy, including its executive officers, have provided managerial, accounting, administrative and other services to HSN, for which Silver King has agreed to compensate Savoy and to indemnify Savoy employees in connection with the rendering of such services. See "Savoy Merger and Related
Transactions -- Background."

  Certain Discussions relating to HSN prior to August 1995

     Prior to the time that Mr. Diller became Chairman of the Silver King Board and Chief Executive Officer of Silver King and a member of the HSN Board, Liberty and Mr. Diller had occasional discussions on the possibility of a business combination relating to HSN. In July 1993, while Mr. Diller was the Chairman of the Board and Chief Executive Officer of QVC, Inc., a Delaware corporation ("QVC"), QVC made a proposal to HSN to combine the two companies in a stock-for-stock transaction. Such proposal was made in accordance with a stockholders agreement by and among Mr. Diller, Liberty and Comcast regarding the securities of QVC and the management thereof. In November 1993, subsequent to Liberty ceasing to be a party to such stockholders agreement, QVC and HSN announced that the parties had agreed to terminate negotiations on the proposed merger of QVC and HSN.

     In March 1994, Turner Broadcasting Systems, Inc. ("TBS") and HSN had certain preliminary discussions regarding the potential acquisition by TBS of all or a portion of the outstanding HSN stock. Such discussions did not involve any proposals regarding specific economic and other material terms of any such proposed acquisition. Also in March 1994, TBS and HSN entered into a confidentiality agreement relating to the matters then under discussion. In April 1994, the parties' contacts with respect to a potential transaction were discontinued without any proposal regarding such a transaction having been made and without the parties having reached any agreement, arrangement or understanding relating to any transaction.

     In July 1995, Mr. Diller and representatives of TCI and Liberty (John Malone and Peter Barton) discussed generally the possibility of a business combination of Silver King and HSN. These discussions also contemplated that Mr. Diller would purchase stock and receive stock options in the combined company and that Mr. Diller would become the senior executive officer of the combined company. In addition, it was contemplated that Mr. Diller and Liberty would enter into a stockholders agreement regarding, among other things, the voting of shares of stock of the combined company owned by Mr. Diller and Liberty and transfers of such securities. Such discussions were general in nature and did not involve the Boards of Directors of either Silver King or HSN (except for individuals who at the time were directors of HSN acting in their capacity as officers of Liberty). Liberty undertook these discussions to determine if a proposal which both Mr. Diller and Liberty would support could be formulated in order to present such proposal to the Silver King and HSN Boards of Directors. Liberty and Mr. Diller were not able to formulate such a proposal agreeable to both parties and such discussions were abandoned, and no proposal regarding a possible business combination of Silver King and HSN was made to the Board of either company. The discussions did not lead to any agreement, arrangement, or understanding relating to such a proposal and no plan or proposal regarding HSN or Silver King was made. Despite the failure of the discussions, on August 24, 1995, Mr. Diller agreed to become Chairman and Chief Executive Officer of Silver King and a director of HSN. See "Special Factors Relating to the HSN Transactions -- Background -- Relationship between Liberty and Mr. Diller."

  Relationship between Mr. Diller and HSN; the TCI HSN Shares Acquisition

     Prior to his appointment to the HSN Board of Directors, Mr. Diller owned 100,000 shares of HSN Common Stock and upon his appointment to the HSN Board, he was granted 90,000 HSN Options as a non-employee director of HSN, which options Mr. Diller subsequently returned to HSN without consideration.

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

     As a director of HSN, Mr. Diller became involved in reviewing the operation of various aspects of HSN's business, including the nature of its programming, inventory mix and build-up and HSN's credit and financial condition. Such activities were undertaken by Mr. Diller at the request of the HSN Board based on the HSN Board's belief that, in light of Mr. Diller's experience and prior success in the entertainment and electronic retailing businesses, his services would be beneficial to HSN.

     After Mr. Diller became Chairman of the Silver King Board and Chief Executive Officer of Silver King, Mr. Diller and representatives of TCI and Liberty (including Messrs. Barton and Bennett) discussed the possibility of Silver King acquiring TCI's equity interest in HSN. These discussions took place from time to time during October 1995 and continued in November 1995.

     Beginning in early November 1995, Mr. Diller informed Liberty that he had begun discussions regarding a possible merger of Silver King and Savoy. Such a merger would constitute an Extraordinary Matter under the Stockholders Agreement and would, therefore, require the consent of both Liberty and Mr. Diller. The parties acknowledged that such transaction and the possible TCI HSN Shares Acquisition, if agreed to, should be entered into essentially simultaneously to avoid potential complications that market reaction resulting from the announcement of one transaction might impose on the ongoing negotiations of the other transaction.

     On Friday, November 24, 1995, Silver King, Savoy and Liberty became aware of certain rumors in the market regarding a possible merger or other transaction between HSN and Silver King, which rumors were also reported in various press accounts that day. These rumors were accompanied by increased market activity in Silver King Common Stock and HSN Common Stock on that Friday, which was a half-trading day following the Thanksgiving holiday. As a result of the rumors, and the concern for potential market activity and further rumors on the following Monday, November 27, 1995, Silver King, Savoy and Liberty agreed that the parties should attempt to conclude their respective negotiations and should execute definitive documentation, if an agreement were to be reached, no later than Monday, November 27, 1995.

     At a special meeting of the Executive Committee of the Board of Directors of HSN held on Friday evening, November 24, 1995, the Executive Committee accepted the resignation of Robert Bennett as Chairman of the Board of HSN and appointed Mr. Diller as Chairman of the Board of HSN (subject to ratification of such appointment by the full HSN Board), authorized Mr. Diller to recruit a management team and authorized the HSN Compensation Committee to determine an appropriate aggregate compensation package for Mr. Diller and members of the prospective management team which Mr. Diller was authorized to recruit. At a meeting held on November 24, 1995, the HSN Compensation Committee granted, subject to HSN stockholder approval of a new stock option plan, Mr. Diller HSN Options to purchase 13,400,000 shares of HSN Common Stock (options as to 100,000 shares were subsequently returned to HSN by Mr. Diller) and granted, also subject to HSN stockholder approval of such new option plan, to certain members of Mr. Diller's prospective management team HSN Options to purchase up to 2,600,000 shares of HSN Common Stock. The exercise price of all such options was $8.50 per share, which exercise price was based upon the closing market price of HSN Common Stock on Wednesday, November 22, 1995, which was the last full trading day prior to the date of grant. Such appointment and grant of options were not conditioned upon Silver King or BDTV entering into the Liberty/BDTV Merger Agreement or the Silver King/BDTV Exchange Agreement, or the consummation of the related transactions. Mr. Diller did not vote, as a member of the HSN Board, on the matters described in this paragraph.

     At a meeting of the HSN Board of Directors held on November 27, 1995, the HSN Board ratified the appointment of Mr. Diller as Chairman of the Board of HSN. Pursuant to the request of each of Liberty and Silver King, following the recommendation of a special committee formed to consider such action, the HSN Board of Directors also approved, for purposes of Section 203 of the DGCL, the acquisition of beneficial ownership of the TCI HSN Shares by Silver King, BDTV, Mr. Diller and/or any of their respective affiliates and/or associates and any subsequent re-acquisition of such shares by Liberty. All of the November Transactions Documents were conditioned upon receipt of the Section 203 approval. Mr. Diller and Liberty's representatives on the HSN Board were present at such meeting; however, such persons did not participate in the discussions regarding this matter (other than Mr. Diller, who participated briefly), and Mr. Diller and Liberty's representatives did not vote on such matter.

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

     TCI and Silver King agreed that the HSN Common Stock to be acquired in the TCI HSN Shares Acquisition would be acquired in a market-to-market transaction, using market prices for each of the HSN Common Stock and the Silver King Common Stock unaffected by any market rumors or reports regarding a possible transaction (and assuming that the market prices of the HSN Common Stock and Silver King Common Stock fully reflected the respective market prices of the HSN Class B Common Stock and the Silver King Class B Common Stock), and that the HSN Class B Common Stock to be acquired in the TCI HSN Shares Acquisition, because of its multiple voting rights, would be acquired at a 10% premium over the unaffected market price of HSN Common Stock (and which assumed that the market price of Silver King Class B Common Stock was equal to the market price of Silver King Common Stock).

     Information regarding the approval of the TCI HSN Shares Acquisition, the related transactions and each of the November Transactions Documents by the Silver King Board of Directors at its meeting on November 27, 1995 is set forth under "Savoy Merger and Related Transactions -- Background." For a discussion of the Stockholders Agreement, see "-- Relationship between Liberty and Mr.
Diller -- The Diller-Liberty Stockholders Agreement."

     On November 27, 1995, the parties to each of the Liberty/BDTV Merger Agreement and the Silver King/BDTV Exchange Agreement entered into such agreements, and Liberty and Mr. Diller entered into the November Stockholders Agreement. Thereafter, on the same day, Silver King and Savoy issued a joint press release announcing the Savoy Merger and the TCI HSN Shares Acquisition, and HSN issued a press release announcing the appointment of Mr. Diller as Chairman of the Board of HSN, the grant of HSN Options to Mr. Diller and his proposed management team and the approval by the HSN Board of the proposed Liberty/BDTV Merger Agreement and the Silver King/BDTV Exchange Agreement for purposes of Section 203 of the DGCL. Following Mr. Diller's appointment, HSN announced on November 30, 1995 that Mr. Held had been appointed the Chief Executive Officer and President of HSN. The respective market prices of HSN Common Stock and Silver King Common Stock at the close of trading on Wednesday, November 22, 1995 were used to determine the number of shares that would comprise the Silver King Securities to be issued to Liberty in the TCI HSN Shares Acquisition. The consideration to be paid to Liberty for the TCI HSN Shares reflected 0.2764 of a share of Silver King Common Stock for each share of HSN Common Stock to be acquired and 0.3041 of a share of Silver King Class B Common Stock per share of HSN Class B Common Stock to be acquired.

     Information regarding the approval of the TCI HSN Shares Acquisition, the related transactions and each of the November Transactions Documents by the Silver King Board of Directors at its meeting on November 27, 1995 is set forth under "Savoy Merger and Related Transactions -- Background." For a discussion of the Stockholders Agreement, see "-- Relationship between Liberty and Mr.
Diller -- The Diller-Liberty Stockholders Agreement."

     Beginning in December 1995, and continuing through July 1996, representatives of Silver King met with representatives of HSN on various occasions to continue its review of HSN in connection with the TCI HSN Shares Acquisition. In addition, since November 27, 1995, Mr. Diller has served as the Chairman of the HSN Board of Directors.

  Discussions Leading to the HSN Merger Agreement

     On March 11, 1996, the FCC released its initial order in connection with the BDTV FCC Application, which order approved the transfer of control of Silver King from Mr. Speer to Mr. Diller as a result of the exercise of the Liberty Option by BDTV. Such order, however, included certain conditions that were not acceptable to TCI, including the Subscriber Condition. See "Risk
Factors -- Regulation -- Status of Required FCC Approvals." In the June 14 MO&O, the FCC affirmed its grant of the BDTV FCC Application and revised the Subscriber Condition to require BDTV to notify the FCC prior to the consummation of an acquisition by Liberty or TCI of cable systems, or other transaction, whereby the aggregate percentage of television households served by cable systems owned or controlled by TCI in any of the Silver King television markets would exceed 50%. In the FCC Orders reviewing the change in control from Mr. Speer to Mr. Diller, the FCC determined that TCI's proposed indirect equity interest in Silver King

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

did not violate the FCC's cross-interest policy. Such determination was made despite the fact that the FCC had imputed a 50% "control premium" to TCI's 21.37% equity interest in Silver King and the FCC thereby concluded that such current indirect interest was, for purposes of the cross-interest analysis, 32.07%, which was still below the 33.3% threshold established by the FCC policy. By virtue of the application of this "control premium" analysis, the FCC has effectively limited TCI's equity interest in Silver King to current levels, absent further FCC approval. See "Risk Factors -- Regulation -- Status of Required FCC Approvals." In view of the effect of the FCC Orders, Mr. Diller and Liberty began to discuss in late June 1996 whether the TCI HSN Shares Acquisition could be consummated as currently structured in light of applicable FCC rules and regulations and the FCC Orders. In early July 1996, Silver King began discussing with its legal and financial advisors, including FCC counsel, possible means of restructuring the TCI HSN Shares Acquisition. None of these discussions between Liberty and Mr. Diller resulted in any mutually agreeable alternative structure or any plans or proposals other than that reflected by the TCI HSN Shares Acquisitions.

     Having been unable to arrive at a mutually acceptable revised structure of the TCI HSN Shares Acquisition, Mr. Diller and Silver King's advisors began to consider alternative transactions involving Silver King and HSN in the event that an acceptable restructuring of the TCI HSN Shares Acquisition could not be worked out prior to August 30, 1996 (the date on which either party could elect to terminate the Liberty/BDTV Merger Agreement and the Silver King/BDTV Exchange Agreement pursuant to their respective terms). Because TCI's ownership of the TCI HSN Shares gave it the ability to control whether or not such a transaction could be effected, Mr. Diller discussed with Liberty certain basic requirements for any mutually acceptable transaction. First, such a possible transaction would either require approval by the FCC of an increase in TCI's ownership percentage or would have to be structured to comply with the terms of the FCC Orders fixing TCI's FCC-approved percentage interest in Silver King at the current level and applying the control-premium analysis to TCI's Silver King equity interest. See "Risk Factors -- Regulation -- Status of Required FCC Approvals." Second, any such transaction should be tax free to HSN stockholders (including TCI). Third, any possible acquisition or business combination should be structured so that Silver King could consolidate HSN's financial results with those of Silver King for financial reporting and tax purposes. Fourth, to the extent that the structure of any transaction required TCI to be treated in a different and less favorable manner than all other HSN stockholders, TCI would have to be compensated to reflect any additional risks incurred by it in connection therewith, in addition to any "control premium" that TCI may receive. Subsequently, Liberty and Mr. Diller concluded that it would be advisable to structure any such transaction within the limitations imposed by the FCC Orders, rather than attempting to seek FCC approval for an increase in TCI's approved percentage level of ownership, which the parties believed could result in significant delays to any such transaction.

     With regard to a possible business combination, Mr. Diller and Liberty recognized that these requirements meant that (i) Silver King would, in the initial step of the business combination, have to acquire at least 80% of each of the outstanding HSN voting power and equity; (ii) even without providing Liberty any premium for the TCI HSN Shares relative to the consideration to be received by HSN public stockholders, in order to avoid the requirement of formal FCC approval to permit the increase of TCI's interest in Silver King above the current level it would be necessary, based on recent market-to-market trading values of the Silver King Common Stock and the HSN Common Stock, for Liberty to accept some contingent or deferred consideration in a merger and for the full business combination to involve at least two steps; and (iii) prior to any Silver King-HSN business combination, it would be necessary to consummate the Savoy Merger or another transaction in which Silver King Securities would be issued, resulting in the dilution of TCI's ownership to a level such that its receipt of Silver King Securities in an HSN-Silver King business combination would not cause its percentage ownership interest in Silver King to exceed 21.37%. Such a transaction would involve, first, the initial merger in which Silver King would acquire at least 80% of the voting power and equity of HSN and, second, a subsequent exchange of Liberty's retained minority interest in HSN for Silver King Securities when and if permitted under applicable FCC requirements, including the FCC Orders. The issuance to Liberty of the contingent securities and the consummation of the exchange could occur under applicable FCC requirements if, for example, Silver King were to issue additional shares to one or more third parties, thereby effectively diluting TCI's interest in Silver King, or the FCC were to alter its "control premium" analysis with respect to TCI's ownership interest or otherwise approve TCI's acquisition of

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

additional shares. These discussions were general in nature and focused primarily on exploring whether a transaction structure was available to meet all of the above-stated prerequisites and would otherwise be mutually agreeable to Mr. Diller and Liberty. Although Liberty continued to discuss and evaluate the various transaction structures to determine if any were acceptable, Liberty also informed Mr. Diller that it believed that seeking FCC approval for an increase in TCI's approved percentage interest might be in the best interests of the parties. In addition, Liberty indicated to Mr. Diller that it was continuing to evaluate whether any business combination would be in Liberty's interest.

     Because of the overlapping tax, accounting and FCC requirements for a business combination, any such transaction would impose on Liberty additional risks it would not otherwise have been required to assume in the case of a complete merger in which HSN became a wholly-owned subsidiary of Silver King and all of the TCI HSN Shares were converted into Silver King Securities. These risks related to, among other things, (i) the possible expiration of Silver King's obligation to issue the contingent Silver King Securities to Liberty prior to the time that Liberty had received all of such contingent Silver King Securities, since applicable tax laws require that such obligation be for a finite and limited term; (ii) Liberty's retaining a 19.9% minority equity interest in HSN, which would be controlled by Silver King; (iii) the uncertainty of consummation of the exchange of Liberty's retained interest for Silver King Securities, including the risks to Liberty in the event of a bankruptcy of HSN;
(iv) Mr. Diller's unwillingness to agree to restrictions on HSN's operations, which restrictions would have limited some of the risks associated with Liberty's retained HSN minority interest and the subsequent exchange of those shares for Silver King Securities; (v) certain tax risks to Liberty due to the imputed interest which would accrue on the Contingent Rights Shares, to the extent such shares were issued to Liberty; (vi) additional limitations on Liberty's liquidity in the Silver King Securities to be issued pursuant to the Contingent Rights and the Exchange; (vii) possible adverse FCC regulatory developments, which could have the effects of postponing or prohibiting Liberty's receipt of the Contingent Rights Shares or the subsequent exchange of Liberty's interest in the HSN Surviving Corporation for Silver King Securities; and (viii) the risks associated with receiving its Silver King Securities subsequent to other former HSN stockholders, including, but not limited to, market risks relating to the Silver King Securities and changes in laws, particularly tax laws, which could limit Liberty's ability to receive the Silver King Securities at a later date in a tax-free transaction. Liberty indicated to Mr. Diller that, in light of such risks to it arising out of the inability to exchange all of the TCI HSN Shares for Silver King Securities in a single-step transaction, it might be preferable, from Liberty's point of view, to defer any business combination until such time as a complete merger of the two companies could be effected in which Liberty would exchange all of the TCI HSN Shares for Silver King stock immediately, along with HSN's public stockholders. Liberty further informed Mr. Diller that it would not agree to any transaction unless such risks were minimized to the greatest extent possible and Liberty were compensated for those remaining risks which, by the very nature of the transaction and the deferral of merger consideration due to it, were impossible to eliminate.

     These conversations between Mr. Diller and Liberty, as well as with Silver King's legal counsel, were preliminary in nature. The Silver King Board had been advised of the difficulty in consummating the TCI HSN Shares Acquisition and had discussed generally whether there was an alternative structure which could be implemented in order to consummate a similar transaction. Mr. Diller informed Liberty that the Silver King Board had not discussed or decided what course of action might be appropriate.

     On July 25, 1996, representatives of Silver King and its legal counsel met with Allen & Company, which had provided certain advisory services to the parties to the TCI HSN Shares Acquisition (see "Savoy Merger and Related Transactions -- Interests of Certain Persons in the Savoy Merger -- Savoy -- Allen & Company Investment Banking Relationship") to discuss possible alternative transactions to the TCI HSN Shares Acquisition, including a possible merger of Silver King and HSN. Mr. Diller and Liberty agreed that, in light of Allen & Company's knowledge of the industry and the parties, including their respective business goals, it would be appropriate for Allen & Company to continue to provide financial analyses regarding a possible transaction to the parties and to otherwise assist in structuring a possible transaction for consideration by the parties and their respective advisors. In light of the fact that certain of HSN's directors were affiliated with Liberty and/or Silver King, Mr. Diller and Liberty also recognized that in connection with any possible merger proposal by Silver King to HSN, it would be appropriate for the HSN Board of Directors to form a

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

special committee of independent directors to evaluate and negotiate any possible Silver King-HSN business combination. Mr. Diller and Liberty also concluded that given the complexity of any proposed structure and the relationships between the parties, it would be appropriate to form such committee and authorize it to evaluate a possible business combination between Silver King and HSN prior to Silver King approving any specific proposal or Liberty and Mr. Diller agreeing to support any possible transaction.

     Following discussions among Mr. Diller, Silver King's legal counsel, Liberty, Liberty's legal counsel and Allen & Company, on August 1, 1996, Mr. Diller requested that the HSN Board of Directors appoint a special committee of independent directors of HSN who were neither officers nor employees of HSN nor directors, officers or employees of, or otherwise affiliated with, Liberty, TCI or Silver King, to evaluate whether a possible transaction with Silver King, including one that Liberty would support, could be arrived at. The HSN Board unanimously appointed General H. Norman Schwarzkopf and Eli J. Segal to serve as the members of the HSN Special Committee. The HSN Board of Directors authorized the HSN Special Committee (i) to assess the business, operations, assets and liabilities of Silver King and Savoy; (ii) to evaluate the merits of a possible business combination or other strategic transaction involving HSN and Silver King and to conduct discussions with respect thereto; (iii) to select and retain independent financial advisors and legal counsel to advise the HSN Special Committee with respect to these matters; and (iv) to report, and make recommendations, to the HSN Board of Directors with respect to any potential transactions involving HSN, Silver King and/or Liberty. Following its appointment, the HSN Special Committee retained Wasserstein Perella to act as its financial advisor and also retained outside independent legal counsel to assist it in conducting due diligence and in evaluating any possible transaction. In appointing the HSN Special Committee, the HSN Board of Directors agreed that the HSN Board of Directors would not consider any proposed HSN-Silver King business combination that had not been recommended to it by the HSN Special Committee.

     In early August 1996, financial advisors and legal counsel for each of Silver King, the HSN Special Committee and Savoy met with Messrs. Diller and Held and with Kevin J. McKeon, the Executive Vice President and Chief Financial Officer of HSN, to discuss the businesses and results of operations of Silver King and HSN and to otherwise commence a due diligence inquiry with respect to each of those companies. Following such meeting, Mr. Diller informed the HSN Special Committee that he did not know whether a mutually agreeable business combination relating to Silver King and HSN, including one that Liberty would support, could be arrived at. During this time, the advisors also held discussions regarding the possible timing of any discussions as well as due diligence.

     On August 6, 1996, Mr. Bennett and Liberty's legal counsel met with Mr. Kaufman, as a representative of Silver King, and Silver King's legal counsel to discuss legal and structural matters relating to a possible business combination of Silver King and HSN. Mr. Bennett and Mr. Kaufman also discussed various economic terms relating to a possible combination, including possible exchange ratios for HSN Common Stock and HSN Class B Common Stock. Mr. Bennett informed Mr. Kaufman that one of the conditions required to obtain Liberty's support would be that it be compensated for all additional risks incurred by it because of the multi-step nature of the proposed transaction and the other risks and increased costs that may be incurred by it as a result, including any additional taxes which may become payable by it, such as the tax upon imputed interest income it could be deemed to have received upon issuance to it of Contingent Rights Shares. In addition, Mr. Bennett noted that Liberty wished to receive all of its Silver King Securities as soon after the proposed merger as possible and therefore, Liberty would propose that the Contingent Rights and the Exchange reflect an interest rate (payable in additional Silver King Securities) in order to encourage Silver King to take such actions as were necessary to complete the issuance of shares thereunder, including seeking FCC approval for such issuance. In addition, such interest rate would compensate Liberty for the additional risks it was being asked to incur, the lack of liquidity of the Contingent Rights, and the tax it would incur on the imputed interest from the Contingent Rights. Liberty indicated that it expected to receive a 10-15% premium for all of the TCI HSN Shares, payable in shares of Silver King Class B Common Stock, as well as an approximate 8% per annum interest rate with respect to the Contingent Rights and the Exchange. Mr. Kaufman later informed Liberty that, after reviewing these matters with Mr. Diller, it was their view that such terms would not be acceptable to Silver King. The HSN Special Committee and its advisors did not participate in these discussions.

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

     At a meeting of the HSN Special Committee held on August 6, 1996, Wasserstein Perella and counsel to the HSN Special Committee summarized (i) the current corporate structures of Savoy, Silver King, HSN and Liberty; (ii) the terms of the TCI HSN Shares Acquisition, the Savoy Merger and the Stockholders Agreement, as each then existed; and (iii) the possible alternative transaction structures involving HSN that had been discussed during the prior week among various of the parties and their respective financial and legal advisors. One of the potential transaction structures discussed with the HSN Special Committee involved initially the acquisition of 80% or more of HSN's equity by Silver King in a merger of HSN and a subsidiary of Silver King pursuant to which the public stockholders of HSN would be offered Silver King Common Stock at a market-to-market exchange ratio based on the unaffected market prices for each of the HSN Common Stock and the Silver King Common Stock, with HSN thereafter becoming a wholly-owned subsidiary of Silver King upon the subsequent exchange of Liberty's interest in the HSN Surviving Corporation. The HSN Special Committee was also informed that, although Liberty and Mr. Diller had had discussions concerning the relative exchange ratios that might be offered for the HSN Common Stock and HSN Class B Common Stock held by Liberty, and any interest rate to be applied, there had been no agreement among Liberty, Silver King and Mr. Diller as to such exchange ratios or as to any interest rate.

     At that meeting, the HSN Special Committee was made aware that Liberty, in the course of its preliminary discussions with Silver King, had indicated that a prerequisite to its willingness to support a business combination between Silver King and HSN would be the exchange of the TCI HSN Shares for Silver King Securities at a ratio that would represent a premium over the ratio to be offered to the stockholders of HSN not affiliated with Liberty. The HSN Special Committee was informed that Liberty had discussed several reasons that it should be entitled to such a premium, including the fact that Liberty was being asked to incur various risks relating to a substantial amount of its HSN stock, as summarized above, that any transaction between HSN and Silver King would result in Liberty's relinquishing its present operational control over HSN as a result of Liberty's inability to own a significant amount of voting stock of Silver King under applicable FCC rules prohibiting Liberty from having an "attributable interest" in Silver King (whether by ownership of voting stock or by having representation on the Silver King Board) and the applicable provisions of the Stockholders Agreement, and that, by virtue of the voting power attributable to the TCI HSN Shares, it could control the outcome of the vote on any proposed transaction. The HSN Special Committee directed its advisors to inform the parties that it did not necessarily agree that Liberty was entitled to any premium in the case of a transaction in which Liberty exchanged its shares of HSN Class B Common Stock for Silver King Class B Common Stock.

     At the conclusion of the HSN Special Committee's August 6, 1996 meeting, the HSN Special Committee authorized its financial and legal advisors (i) to continue their due diligence investigation of Silver King and Savoy; (ii) to evaluate the merits of a possible business combination between HSN and Silver King; (iii) to explore and discuss the possible alternative structures of a business combination with Silver King, Liberty and their respective advisors; and (iv) to report to the HSN Special Committee with respect thereto.

     At the August 13 meeting of the Silver King Board to consider the Savoy Merger, Mr. Diller informed the Silver King Board that he and Silver King's counsel were engaged in discussions with the various parties regarding a possible restructuring of the TCI HSN Shares Acquisition or a Silver King-HSN business combination. Mr. Diller informed the Silver King Board that, although such discussions were ongoing, he and Liberty had not agreed upon the terms of any such transaction and that, while he was optimistic that a proposal acceptable to all parties could be formulated, there were a number of complex issues to be resolved and risk factors to be evaluated, any of which could prevent the parties from developing a mutually acceptable transaction structure that could be the basis for a proposal to the HSN Special Committee. He indicated that he and Silver King's legal and financial advisors would keep the Silver King Board informed of material developments.

     On August 13, 1996, the HSN Special Committee and its legal and financial advisors were informed of the amendment of the exchange ratio in the Savoy Merger and the exercise by BDTV of the Liberty Option. See "Savoy Merger and Related Transactions -- Background -- Merger Agreement Amendment."

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

     During the course of the ongoing discussions between Mr. Diller and Liberty, the parties concluded that it was unlikely that the TCI HSN Shares Acquisition could be consummated prior to August 30, 1996, the date on which each of the parties to the Liberty/BDTV Merger Agreement and the Silver King/BDTV Exchange Agreement would have the right to terminate such agreements. On August 16, 1996, each of Liberty and Silver King filed with the Commission an amendment to their respective reports on Schedule 13D relating to HSN Common Stock in which they stated that the parties believed that, due to the delays in receiving the FCC approval relating to the transfer of control of Silver King to Mr. Diller and BDTV and certain limitations relating to Liberty's acquisition of beneficial ownership of additional Silver King Securities contained in the FCC Orders, it was unlikely that the TCI HSN Shares Acquisition could be consummated by August 30, 1996. Such amendments also stated that Liberty and Mr. Diller had begun discussions regarding a possible restructuring of the TCI HSN Shares Acquisition or an alternative transaction relating to HSN, such that Silver King could acquire control of HSN consistent with the FCC Orders.

     During the period from August 7 to August 20, 1996, the HSN Special Committee's financial advisors and legal counsel conducted financial and legal due diligence investigations of Silver King and Savoy. Also during this period, Wasserstein Perella and the HSN Special Committee's counsel held numerous discussions with Mr. Diller and Silver King's financial and legal advisors concerning possible transaction structures designed to effect a tax-free business combination between Silver King and HSN. These discussions did not include possible exchange ratios for the HSN Common Stock, other than that the exchange ratio would reflect recent market prices and, possibly, a premium to be paid to HSN stockholders. In addition, Silver King's FCC counsel and FCC counsel retained to advise the HSN Special Committee held discussions with respect to potential transaction structures that would accommodate the FCC's "control premium" analysis limiting Liberty's ownership to a specified percentage of the Silver King Securities. Throughout this period, counsel to the HSN Special Committee regularly briefed the members of the HSN Special Committee concerning the status of the discussions among the parties and the analyses that had been made of various potential transaction structures, and received instructions from the HSN Special Committee concerning the issues under discussion with Silver King and Liberty.

     As discussed above, during August 1996 and prior to August 21, 1996, Messrs. Diller and Kaufman, Messrs. Barton and Bennett and representatives of Allen & Company held numerous conversations regarding the possible economic and other material terms of a potential business combination involving HSN and Silver King that would be acceptable to Liberty. Such discussions concerned, among other things, the nature of the interest in HSN that Liberty would have to retain initially, the terms of the Contingent Rights and the Exchange (including whether the applicable exchange ratios should increase over time at an agreed-upon interest rate), the applicable exchange ratios for HSN Common Stock and HSN Class B Common Stock, and whether Liberty should receive a premium for its shares of HSN stock relative to the consideration to be paid to the other holders of HSN Common Stock. Although no financial terms of a possible transaction were agreed to, the parties discussed possible exchange ratios and interest rate factors that, based on certain assumptions regarding, among other things, that the holders of HSN Common Stock would receive a 10-20% premium for these shares (based upon the then-current market prices of HSN Common Stock and Silver King Common Stock) and the amount of time required to issue to Liberty the Contingent Rights Shares and to effect the Exchange, would have resulted in Liberty ultimately owning approximately 36-40% of the combined entities. In the course of these discussions, the parties attempted to formulate a proposed transaction acceptable to Silver King and which Liberty would agree to support, which proposal would then be submitted to the Silver King Board and the HSN Special Committee for their consideration.

     At Mr. Diller's request, Mr. Kaufman, Allen & Company and First Boston participated in various of these discussions. During this period, special outside, FCC and Delaware counsel for Silver King and Liberty also discussed tax, structural, FCC and other legal issues related to a possible HSN-Silver King merger. In addition, Mr. Diller and Liberty continued to have substantial disagreements over the economic and other material terms of a proposed business combination that both of such parties would support.

     On August 21, 1996, the HSN Special Committee met (i) to review the positions of the parties regarding a possible business combination involving HSN and Silver King that were then under discussion between representatives of Silver King and Liberty; (ii) to discuss certain preliminary analyses made by Wasserstein

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

Perella of the relative values of Silver King, Savoy and HSN; and (iii) to conduct its own inquiry with respect to the businesses and operations of Silver King and Savoy. Messrs. Diller, Held and McKeon were present for portions of the August 21 meeting in order to present to the HSN Special Committee their respective views of the operating strategies of each of Silver King and HSN and their assessment of the relative benefits of effecting a business combination involving HSN and Silver King.

     At the August 21, 1996 HSN Special Committee meeting, at the request of the HSN Special Committee, Mr. Diller informed the HSN Special Committee and its advisors of the current status of the negotiations between Mr. Diller and Liberty with respect to a potential merger involving HSN and Silver King. Mr. Diller described certain principal terms of a transaction structure then under discussion between Liberty, Silver King and their respective representatives. Mr. Diller noted that Liberty held effective voting control of HSN and that a merger involving HSN could not be effected without Liberty's approval. Mr. Diller further indicated that, in a merger involving HSN and Silver King, Liberty would, due to FCC rules and regulations and the FCC Orders, not be permitted to exercise voting control over the combined company and that it would therefore have to surrender operational control of the combined company (including HSN) which would be vested in Mr. Diller pursuant to the Stockholders Agreement, and that Liberty would have to incur the risks described above relating to, among other things, the potential loss it may suffer in the event the Contingent Rights Shares are not issued prior to the termination of the Contingent Rights, the potential adverse consequences of future changes in the tax laws, the potential adverse tax consequences relating to receipt of the Contingent Rights Shares, the lack of liquidity of the Contingent Rights and Liberty's retained HSN minority interest and FCC-related considerations. Mr. Diller explained that Liberty expected to receive a blended exchange ratio for the TCI HSN Shares that exceeded the ratio to be offered to the public stockholders of HSN, in addition to an interest rate factor relating to the Contingent Rights and the Exchange in order to give Silver King an economic incentive to cause the Contingent Rights Shares issuance to be made and the Exchange to take place as soon as possible.

     Mr. Diller noted that he believed Silver King would be prepared to offer a premium above the unaffected market price of the HSN Common Stock to all HSN stockholders, and that the precise exchange ratios to be offered to HSN's stockholders (including Liberty) (and to be presented to the HSN Special Committee for its consideration), as well as any of the other terms of the transactions, had not yet been agreed to initially as between any of Liberty, Silver King and Mr. Diller and that the applicable exchange ratios and the making of any proposal would require the prior approval of the Silver King Board. Mr. Diller indicated that, if an offer were to be made, the ratio of Silver King Securities to be paid to all holders of HSN Common Stock would likely represent a 10-20% premium over the unaffected market price of the HSN Common Stock and that Liberty would receive an additional 8-10% premium for all of the TCI HSN Shares. Mr. Diller further explained that, because of competing tax and FCC considerations, Liberty could, under the then-contemplated transaction structure, neither convert all of the TCI HSN Shares into Silver King Securities nor retain all of the TCI HSN Shares not so converted. Mr. Diller informed the HSN Special Committee that the parties had, therefore, discussed the issuance to Liberty of certain contingent rights to receive additional Silver King Securities and Liberty retaining a minority interest in HSN following the merger, which interest would be exchanged for Silver King Securities when it was permissible under the FCC Orders for Liberty to own additional Silver King Securities as a means of accommodating both (i) the tax law and accounting requirements that Silver King acquire 80% or more of each of the outstanding HSN voting power and equity, and (ii) the terms of the FCC Orders, which effectively limited Liberty's interest in Silver King to 21.37% of the outstanding Silver King Securities without further FCC consideration. In view of the previous delays experienced by Silver King in obtaining the previous FCC Orders, Mr. Diller indicated that he believed any transaction would have to be structured to minimize or eliminate formal FCC approval in order to avoid the possibility of substantial delay in consummating any proposed transaction.

     In response to questions from the HSN Special Committee, Mr. Diller explained the then-contemplated terms of the Contingent Rights. Mr. Diller informed the HSN Special Committee that one of the terms of the Contingent Rights then under discussion was the accrual of additional Contingent Rights Shares to Liberty if the Contingent Rights Shares to be issued to Liberty were not issued within a specified period of time. Mr. Diller explained that, as then contemplated, a 6% per annum interest rate (payable in additional

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Contingent Rights Shares) would apply to any remaining Contingent Rights Shares not issued to Liberty within six months of consummation of a merger involving Silver King and HSN and that such 6% accrual would continue to apply until the termination of the Contingent Rights upon the fifth anniversary of the consummation of any such merger. In connection with the foregoing discussions, Mr. Diller informed the members of the HSN Special Committee that neither the Silver King Board nor Liberty had agreed to any of the terms he had previously described and that no agreement, arrangement, or understanding had been reached with respect to any of these matters among any of Silver King, Liberty or Mr. Diller.

     After Mr. Diller's presentation, he and Messrs. Held and McKeon excused themselves from the August 21, 1996 meeting, and the HSN Special Committee met separately with its legal and financial advisors to discuss the terms of the possible transaction that Mr. Diller had presented.

     On August 22, 1996, at the HSN Special Committee's direction, Wasserstein Perella and the HSN Special Committee's counsel contacted Mr. Diller to inform him that, under the circumstances described the previous day by Mr. Diller concerning the treatment of Liberty's control block of HSN Stock, the HSN Special Committee was willing to consider a transaction in which Liberty would be paid a premium for its shares, but that the members of the HSN Special Committee believed that the level of the premium to be paid to Liberty should be reduced below the range previously indicated by Mr. Diller. Mr. Diller noted that he would inform Liberty of the HSN Special Committee's views but that he did not believe that Liberty would agree to the transaction at a lower premium.

     Also during the August 22, 1996 conversation between Mr. Diller and the HSN Special Committee's advisors, Mr. Diller noted that Silver King and Liberty also had discussed the possibility of applying a 6% accrual rate to the Exchange Shares not exchanged within six months of consummation of a merger of Silver King and HSN. Mr. Diller explained that the 6% accrual on the Exchange Shares would apply on essentially the same terms as the Contingent Rights interest rate that had been described the previous day to the HSN Special Committee and that such 6% interest rate would cease to accrue after the fifth anniversary of the consummation of an HSN/Silver King business combination, although the exchange obligation would continue after that date. The HSN Special Committee's advisors indicated to Mr. Diller that, although they believed the HSN Special Committee might consider transaction terms that compensated Liberty for the occurrence of the risks of the possible transaction to Liberty that were described to the committee, they did not think that the HSN Special Committee would agree to the 6% interest rate that had been proposed either with respect to the Contingent Rights or the Exchange Shares.

     A meeting of the HSN Special Committee was held on the evening of August 22, 1996. At that meeting, the HSN Special Committee's financial and legal advisors reported the discussions that had taken place since the HSN Special Committee's previous meeting. Wasserstein Perella presented its preliminary analysis of the maximum number of Silver King shares that would be issued under the proposed interest rates that Mr. Diller had described, as applied to both the unissued Contingent Rights Shares and the unissued Exchange Shares. The members of the HSN Special Committee reiterated their view that, although they might consider compensating Liberty for the assumption of risks inherent in the transaction, they were not prepared to accept an interest rate which could result in Liberty receiving a significant additional percentage equity interest of the combined companies' outstanding equity following the Savoy Merger and the HSN Transactions, an amount that could represent several million Silver King shares.

     Following the August 22, 1996 meeting of the HSN Special Committee, counsel to the committee discussed with Silver King's advisors and with Mr. Diller the objections raised by the HSN Special Committee with respect to the possible transaction and, specifically, the accretion of additional Silver King Securities to Liberty under the interest rates that representatives of Silver King had indicated were then being discussed. On August 23, 1996, several modifications of the prior proposals were discussed among the parties, and each of General Schwarzkopf and Mr. Segal spoke with Mr. Diller to communicate directly their concerns regarding the accrual rate that had been discussed at the HSN Special Committee's meeting held the prior evening. These conversations continued through the day on Friday, August 23, 1996. During the day, Liberty indicated to Mr. Diller that it would consider a transaction in which there were no accrual rates with respect to the Contingent Rights Shares and the Exchange Shares, and Mr. Diller and Liberty agreed that the

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

HSN Special Committee should be asked to consider the respective conversion ratios of 0.45 and 0.54 for the HSN Common Stock and the HSN Class B Common Stock.

     In conversations on August 23, 1996 between Mr. Diller and Messrs. Barton and Bennett, such parties agreed that the HSN Special Committee (as well as the Silver King Board) should be asked to consider a transaction containing the then-currently proposed terms of the HSN Transactions, including the conversion ratios mentioned above.

     In the late afternoon of August 23, 1996, the Silver King Board held an informational meeting at which Mr. Diller, First Boston and Silver King's counsel discussed with the Silver King Board tentative terms of the HSN Transactions. Such terms included the 0.45 HSN Common Conversion Ratio, the 0.54 HSN Class B Conversion Ratio, the terms of the proposed amendments to the Stockholders Agreement, and the material terms of a then-current draft of the HSN Merger Agreement and then-current drafts of the related transaction documents, which included the right of the Silver King Board in accordance with the Silver King Board's fiduciary duties to withdraw its recommendation with respect to the HSN Transactions or to refrain from mailing to Silver King stockholders a proxy statement containing such recommendation.

     At the August 23, 1996 informational meeting, Mr. Diller reviewed with the Silver King Board his conversations with representatives of Liberty and his conversation with the HSN Special Committee. First Boston provided the Silver King Board with a written and oral financial analysis of the terms of a possible transaction. Silver King's counsel provided the board with written and oral summaries of the most recent drafts of transaction documents, including drafts of the HSN Merger Agreement and the First Amendment. The Silver King Board agreed that it would be appropriate to make such a proposal to the HSN Special Committee and to determine over the course of the weekend whether a transaction acceptable to all parties could be agreed upon. The Silver King Board instructed Mr. Diller and Silver King's legal and financial advisors to report back to the Silver King Board regarding these discussions. Following the Silver King Board meeting, Liberty indicated to Mr. Diller that it supported Silver King proposing such a transaction to the HSN Special Committee but that it had not determined whether to support the terms of such proposal and would reserve its rights with respect to any possible business combination. The Silver King Board did not vote upon or otherwise approve any possible business combination at its August 23 meeting and instructed Mr. Diller and Silver King's legal and financial advisors to keep the Silver King Board informed of developments regarding a possible transaction.

     On the evening of August 23, 1996, counsel for Silver King delivered to counsel for the HSN Special Committee and to Wasserstein Perella the financial and legal terms of a possible Silver King-HSN merger described above. Later that evening, a meeting of the HSN Special Committee was convened at which the terms of the proposal were discussed among the members of the HSN Special Committee and their advisors. The HSN Special Committee instructed its financial advisors to analyze the terms of the proposal that had been received and to report to the HSN Special Committee the following day. Later on August 23, 1996, counsel for Silver King delivered to counsel for the HSN Special Committee a draft of each of the HSN Merger Agreement, the First Amendment and the related transaction agreements, including the HSN Stockholder Voting Agreement and the Second Silver King Stockholder Voting Agreement. At the time these materials were delivered to the HSN Special Committee's advisors, such persons were informed that neither the Silver King Board nor Liberty had agreed to the terms reflected in the draft materials, and that no agreement, arrangement or understanding with respect to any of these matters had been reached among any of Silver King, Liberty and Mr. Diller.

     On the evening of August 23 and on August 24, 1996, counsel for the HSN Special Committee held discussions with counsel for Silver King and counsel for Liberty concerning the terms of the HSN Merger Agreement and the related transaction agreements. The parties also discussed Liberty's requirement that it be offered an exchange ratio for the HSN Class B Common Stock that exceeded the ratio proposed to be offered to the holders of HSN Common Stock, as well as the various risks and potential tax liabilities to Liberty, described above, due to the structure of the transaction.

     On August 24, 1996, the HSN Special Committee met to discuss the terms of the proposal that had been received the previous day. At the meeting, Wasserstein Perella and the HSN Special Committee's counsel

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described the terms of the transactions set forth in the draft HSN Merger
Agreement and the drafts of the related transaction agreements and summarized the discussions that had taken place among the parties since the committee's previous meeting. Wasserstein Perella presented its analysis of the economic terms of the transactions, and counsel informed the HSN Special Committee of the issues that had been raised with counsel for each of Silver King and Liberty. Mr. Segal reported that he had spoken with Mr. Diller earlier in the day and had urged that the ratio to be paid to the holders of HSN Common Stock be increased and that the premium to be paid to Liberty with respect to the HSN Class B Common Stock be decreased. Mr. Segal further reported that Mr. Diller had indicated that there was no possibility, in his view and based on the course of discussions over the past several days, that Liberty would agree to vote in favor of a transaction with a reduced HSN Class B Conversion Ratio.

     Discussions and negotiations continued among the parties' advisors on the evening of August 24 and on August 25, 1996. Among the issues discussed by the parties' respective legal and financial advisors were the positions taken by the HSN Special Committee, including the committee's position that the transaction documents should (i) grant the HSN Special Committee the right to terminate the HSN Merger Agreement in the event that the market price of the Silver King Common Stock were to fall below a specified level; (ii) require approval of the HSN Transactions by a majority of the outstanding shares of HSN Common Stock (other than those held by Liberty or any of its affiliates) present and voting at the HSN Meeting; (iii) grant the HSN Special Committee the right to initially approve any amendments or modifications to the HSN Merger; and (iv) provide that a certain number of current HSN directors would join the Silver King Board upon consummation of the HSN Merger. During the negotiations, Silver King agreed in certain respects to the foregoing requests of the HSN Special Committee, and Liberty indicated that it would support the transaction with the inclusion of such terms. See "HSN Merger Agreement and Related Transaction Agreements -- HSN Merger Agreement."

     On Sunday evening, August 25, 1996, at a meeting of the Silver King Board of Directors, Mr. Diller informed the Silver King Board of the developments that had taken place over the weekend, including various negotiations with the HSN Special Committee and its advisors regarding the financial and legal terms of the proposed transaction. Prior to the meeting, First Boston provided the Silver King Board with its final written analysis and oral opinion (subsequently confirmed in writing) regarding the terms and fairness of the HSN Transactions. See "-- Opinions of Certain Financial Advisors -- Opinion of First Boston, Financial Advisor to Silver King." Silver King's outside legal counsel discussed further with the Silver King Board material terms of the transaction documents, including the contemplated amendments to the Stockholders Agreement. All of the members of the Silver King Board (other than Mr. Diller, who did not vote on these matters because of his position as Chairman of the Board of HSN) approved the HSN Merger Agreement and the HSN Merger (including the related HSN Transactions), including for purposes of Section 203 of the DGCL, and determined that such transactions are fair to, and in the best interests of, Silver King stockholders. See "-- Fairness of the HSN Transactions;
Recommendations -- Silver King."

     At a meeting of the HSN Special Committee held on the same evening, Wasserstein Perella presented the analysis described under "-- Opinions of Certain Financial Advisors -- Opinion of Wasserstein Perella, Advisor to the HSN Special Committee." Also at that meeting, counsel for the HSN Special Committee described the terms of the proposed transactions, including the terms of the HSN Merger Agreement and the related transaction agreements, copies of which previously had been provided to the HSN Special Committee. Following a discussion among the members of the HSN Special Committee and their advisors, Wasserstein Perella delivered to the HSN Special Committee its oral opinion, described under "-- Opinions of Certain Financial Advisors -- Opinion of Wasserstein Perella, Advisor to the HSN Special Committee," that the HSN Common Conversion Ratio in the HSN Merger is fair, from a financial point of view, to the holders of the HSN Common Stock other than Liberty and its affiliates. Wasserstein Perella's oral opinion was later confirmed in writing, and a copy of such opinion is attached as Appendix F to this Joint Proxy Statement/ Prospectus. At its August 25, 1996 meeting, the HSN Special Committee concluded that the HSN Merger and the related transactions are fair to, and in the best interest of HSN and its stockholders (other than Liberty and its affiliates) and resolved to recommend to the HSN Board of Directors that it approve the HSN

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

Merger Agreement and the related transactions. See "-- Fairness of the HSN Transactions; Recommendations -- HSN."

     At a meeting of the HSN Board of Directors held later in the evening of August 25, 1996, the HSN Special Committee presented and formally recommended approval of the HSN Merger and the related transactions. Wasserstein Perella presented to the HSN Board the analysis described under "-- Opinions of Certain Financial Advisors -- Opinion of Wasserstein Perella, Advisor to the HSN Special Committee" and delivered its oral opinion (later confirmed in writing) as to the fairness of the HSN Common Conversion Ratio, from a financial point of view, to the holders of HSN Common Stock other than Liberty and its affiliates. After receiving the recommendation of the HSN Special Committee, the HSN Board of Directors (other than Messrs. Diller, Barton and Bennett, who, although present at the meeting, did not participate in the deliberations and did not vote with respect to the HSN Merger or the related transactions) approved the HSN Merger Agreement and the related HSN Transactions. See "-- Fairness of the HSN Transactions; Recommendations -- HSN." Mr. Diller did not vote on such matters because of his positions as Chairman of the Board, President and Chief Executive Officer of Silver King, and Messrs. Barton and Bennett abstained because of their positions as executive officers of Liberty.

     Following the respective Special Committee and board meetings, the parties entered into the HSN Merger Agreement, the First Amendment, the Second Silver King Stockholder Voting Agreement and the HSN Stockholder Voting Agreement. The parties to each of the Liberty/BDTV Merger Agreement and the Silver King/BDTV Exchange Agreement terminated those agreements pursuant to the Termination Agreement, dated August 25, 1996 (the "Termination Agreement"). The November Stockholders Agreement was superceded by the First Amendment. On the morning of Monday, August 26, 1995, Silver King and HSN issued a press release regarding the HSN Transactions.

  Relationship between Liberty and Mr. Diller

     Prior to February 28, 1995

     From January 1993 until February 28, 1995, Mr. Diller was Chairman of the Board and Chief Executive Officer of QVC, an entity in which Liberty and its affiliates held an approximate 19% equity interest. Mr. Diller, Liberty and Comcast Corporation, a Pennsylvania corporation ("Comcast"), were parties to a stockholders agreement relating to purchases, dispositions and voting of equity securities of QVC. In the first quarter of 1995, an entity formed by Liberty and Comcast completed the acquisition of the remainder of the outstanding capital stock of QVC not theretofore owned by Liberty and Comcast through a cash tender offer and "short-form" merger, and Mr. Diller resigned from his positions at QVC.

     Silver King and HSN

     On August 24, 1995, Mr. Diller became Chairman of the Board and Chief Executive Officer of Silver King, and Mr. Diller and Liberty entered into the August Stockholders Agreement. In connection with the appointment of Mr. Diller, Silver King granted him options to purchase 1,895,847 shares of Silver King Common Stock at a per share exercise price of $22.625. In addition, Mr. Diller purchased an aggregate of 441,988 shares of Silver King Common Stock, which purchase price was paid for in cash and a non-recourse note secured by a pledge of his shares. Silver King and Mr. Diller have also entered into the Equity Compensation Agreement, which contains the terms of the option grant (including related limited stock appreciation rights granted in tandem with such options ("SARs")) and pursuant to which Mr. Diller is entitled to receive certain bonuses from Silver King and to the reimbursement of expenses. Mr. Diller does not receive a salary from Silver King. The Equity Compensation Agreement has been previously described in and filed as an exhibit to Silver King's Form 10-K for the fiscal year ended August 31, 1995. Mr. Diller has subsequently been granted the Additional Diller Options (as defined herein), which are conditioned upon stockholder approval of the 1995 Stock Incentive Plan and consummation of the Savoy Merger and the HSN Merger. See "1995 Stock Inventive Plan
Proposal -- New Plan Benefits -- The Stock Option Agreement; Other Option
Grants."

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

     As described above, on August 24, 1995, Mr. Diller became a director of HSN and on November 27, 1995, Mr. Diller became Chairman of the Board of HSN and was granted certain options to purchase HSN Common Stock. See "-- Relationship between Mr. Diller and HSN; the TCI HSN Shares Acquisition."

     The Diller-Liberty Stockholders Agreement

     General. Mr. Diller and Liberty are parties to the Stockholders Agreement, which governs the ownership, voting, transfer or other disposition of Silver King Securities owned by any of Mr. Diller, Liberty, and certain of their respective affiliates (including, in the case of Mr. Diller, Arrow, and, in the case of Liberty, TCI, so long as Liberty is a subsidiary of TCI) as well as certain aspects of the management of Silver King and control of the Silver King Board of Directors. The Stockholders Agreement is attached as Appendix H to this Joint Proxy Statement/Prospectus, and the following summary description of certain terms of the Stockholders Agreement is qualified by reference to such appendix.

     Pursuant to the Stockholders Agreement, Liberty and Mr. Diller have formed BDTV, to which Liberty contributed as its capital contribution to BDTV (i) an option to purchase 2,000,000 shares of Silver King Class B Common Stock (the "Liberty Option") from RMSLP and (ii) $3.5 million, the aggregate Liberty Option exercise price, and Mr. Diller contributed $100 as his capital contribution to BDTV. As a consequence of the exercise of the Liberty Option on August 13, 1996, BDTV is the holder of record of 2,000,000 shares of Silver King Class B Common Stock. Mr. Diller, through Arrow, holds all of the voting common stock of BDTV, and Liberty holds all of the convertible non-voting common stock of BDTV which non-voting common stock represents in excess of 99% of the equity of BDTV and is convertible into voting common stock upon the occurrence of certain events as described below.

     Prior to a Change in Law or other event permitting Liberty to convert its BDTV stock to voting stock, Mr. Diller generally exercises voting control over the Silver King Securities held at any time by BDTV or any other BDTV Entity as well as any Silver King Securities held by Liberty and the members of its Stockholder Group (as defined in the Stockholders Agreement), except that, subject to applicable law, the approval of both Liberty and Mr. Diller is required in connection with the taking of any action with respect to Extraordinary Matters and certain other specified matters. As of the date hereof, 503,618 shares of Silver King Common Stock (7% of the outstanding Silver King Common Stock as of the Silver King Record Date) and 2,000,000 shares of Silver King Class B Common Stock (83% of the outstanding Silver King Class B Stock as of the Silver King Record Date) are subject to the Stockholders Agreement, which shares together represent 66% of the outstanding Total Voting Power as of such date. Assuming that the HSN Transactions (including issuance of the Contingent Rights Shares and the Exchange Shares) and the Savoy Merger are consummated (without giving effect to any additional issuance of Silver King Securities in connection with Silver King's tax gross-up obligation in certain circumstances pursuant to the Contingent Rights or the Exchange Agreement), 8,453,633 shares of Silver King Common Stock and 12,800,000 shares of Silver King Class B Common Stock would be subject to the Stockholders Agreement, which shares together would represent 78% of the Total Voting Power of Silver King.

     The Silver King Securities received by Liberty pursuant to the HSN Merger Agreement (including the Contingent Rights Shares) and the Exchange Agreement will either be contributed by Liberty to a BDTV Entity or will be subject to the conditional proxy granted to Mr. Diller and described in the next paragraph below.

     Voting of Silver King Securities; Extraordinary Matters. The Stockholders Agreement provides that Mr. Diller is entitled, subject to the terms of the Stockholders Agreement, to exercise voting authority and authority to act by written consent over all Silver King Securities owned by any of Liberty, Mr. Diller, Arrow, BDTV or any other BDTV Entity as well as over any Silver King Securities held by Liberty and the members of its Stockholder Group on all matters submitted to a vote of Silver King's stockholders or by which Silver King's stockholders may act by written consent, subject to certain exceptions. In connection therewith, in certain specified circumstances, Liberty has provided Mr. Diller with a conditional proxy, which proxy shall be valid for the full term of the Stockholders Agreement and is irrevocable.

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

     Upon consummation of the HSN Merger, Extraordinary Matters will include the following transactions or events:

          (i) Any transaction not in the ordinary course of business, launching new or additional channels or engaging in any new field of business, in any case, which will result in, or will have a reasonable likelihood of resulting in, Liberty or any member of its Stockholder Group being required under law to divest itself of all or any part of its Silver King Securities, or interests therein (including its interest in BDTV or any other BDTV Entity), or any other material assets of such entity, or which will render such entity's continued ownership of such stock or assets illegal or subject to the imposition of a fine or penalty or which will impose material additional restrictions or limitations on such entity's full rights of ownership (including, without limitation, voting) thereof or therein.

          (ii) The acquisition or disposition (including pledges), directly or indirectly, by Silver King or any of its subsidiaries of any assets (including debt and/or equity securities) or business (by merger, consolidation or otherwise), the grant or issuance of any debt or equity securities of Silver King or any of its subsidiaries, the redemption, repurchase or reacquisition of any debt or equity securities of Silver King or any of its subsidiaries by Silver King or any such subsidiary, or the incurrence of any indebtedness, or any combination of the foregoing, in any such case, in one transaction or a series of transactions in a six-month period, with a value of 10% or more of the market value of Silver King's outstanding equity securities at the time of such transaction, provided that the prepayment, redemption, repurchase or conversion of prepayable, callable, redeemable or convertible securities in accordance with the terms thereof shall not be a transaction subject to this paragraph.

          (iii) Any material amendments to the Silver King Certificate or the Silver King Bylaws.

          (iv) Engaging in any line of business other than media, communications and entertainment products, services and programming, and electronic retailing, or other businesses engaged in by HSN as of August 25, 1996.

          (v) The settlement of any litigation, arbitration or other proceeding which is other than in the ordinary course of business and which involves any material restriction on the conduct of business by Silver King or its affiliates or the continued ownership of its assets by Silver King or any of its affiliates (in each case, including Liberty).

          (vi) Any transaction (other than those contemplated by the Stockholders Agreement) between Silver King and its affiliates, on the one hand, and Mr. Diller and his affiliates, on the other hand, subject to exceptions relating to the size of the proposed transaction and those transactions which are otherwise on an arm's-length basis.

     Mr. Diller and Liberty have agreed in the Stockholders Agreement to take, and to cause certain of their affiliates to take, all reasonable actions required, subject to applicable law, to prevent the taking of any action by Silver King with respect to an Extraordinary Matter and, except as provided in the Stockholders Agreement and the documents with respect to the HSN Transactions, to prevent the taking of any action by Silver King with respect to any issuance or proposed issuance or any shares of Silver King Class B Common Stock (including convertible securities) (such issuance, a "Class B Issuance"), in each case, without the consent of each of Mr. Diller and Liberty.

     Change in Law. At such time as a Change in Law occurs, Liberty's equity interest in BDTV and any other BDTV Entity will be converted, upon receipt of required regulatory approvals (including expiration or termination of the waiting period under the HSR Act), into BDTV and any other BDTV Entity voting common equity having the same pro rata rights, powers and preferences as Mr. Diller's equity interest in BDTV and any other BDTV Entity, and Liberty or its designees will purchase Mr. Diller's entire equity interest in BDTV and any other BDTV Entity for an amount equal to the amount invested by Mr. Diller in such entity plus interest thereon at the prime rate in effect from time to time from the date of such investment to the date of such purchase. The Silver King Securities owned by Liberty (including through its interest in BDTV), however, will continue to be subject to Mr. Diller's conditional proxy described above.

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

     After consummation of the HSN Merger and upon either a Change in Law or consummation of a Restructuring Transaction, Mr. Diller will be entitled to designate a mutually agreeable number of the members of the Silver King Board of Directors and Liberty will be entitled to designate the remainder (which will be a majority) of the Silver King directors. In the event that (i) any of Liberty's designees on the Silver King Board of Directors votes in a manner different from Mr. Diller (or, in the event that Mr. Diller is required to abstain from voting under applicable law, different from Mr. Diller's expressed preference) with respect to any matter voted upon by the Silver King Board of Directors, and the outcome of such vote is inconsistent with such vote or preference solely as a result of such different vote by any of Liberty's designees (except to the extent such Liberty designees are required under applicable law to abstain from voting) or (ii) any member of Liberty's Stockholder Group votes any of its Silver King Securities with respect to any matter presented for a vote of the stockholders of Silver King in a manner inconsistent with the manner in which the Diller Stockholder Group votes its Silver King Securities and the outcome of such vote is inconsistent with the manner in which Mr. Diller has voted, solely as a result of such different vote by any member of Liberty's Stockholder Group (including, except as set forth below, decisions relating to Mr. Diller's employment with Silver King), in either case, other than (a) as specifically provided for by the Stockholders Agreement, (b) any decision to terminate Mr. Diller's employment with Silver King for Cause (as defined in the Stockholders Agreement), (c) any decision relating to Mr. Diller's compensation by Silver King or any of its subsidiaries (except as provided for by the Equity Compensation Agreement), or (d) any decision relating to an Extraordinary Matter (any such failure to vote in accordance with Mr. Diller's preference, except as set forth in (a), (b), (c) and (d) above, a "Qualifying Disagreement"), then Mr. Diller will be entitled to deliver notice of his election (a "Management Election") to exercise his management rights as a result of the occurrence of such Qualifying Disagreement in the manner and to the extent set forth in the following paragraph.

     Following a Management Election by Mr. Diller: (i) Mr. Diller will be entitled to exercise his voting authority or authority to act by written consent over all Silver King Securities then owned by each member of Liberty's Stockholder Group and Mr. Diller's Stockholder Group on all matters submitted to a vote of Silver King stockholders, or by which Silver King stockholders may act by written consent, pursuant to a conditional proxy, provided that Mr. Diller and Liberty have agreed, and agreed to cause each member of their respective Stockholder Groups, to take or cause to be taken all reasonable actions required
(a) for the election of a slate of directors of Silver King, two of whom will be designated by Liberty and the remainder of whom will be designated by Mr. Diller, and (b) to prevent the taking of any action by Silver King or its subsidiaries with respect to an Extraordinary Matter without the consent of both Mr. Diller and Liberty; and (ii) subject to applicable law and fiduciary duties and except with respect to any Extraordinary Matters or a Class B Issuance and any matter referred to in clause (a), (b) or (c) in the previous paragraph and except as otherwise specifically provided by the Stockholders Agreement, Liberty shall be required to use its reasonable best efforts to cause its designees on the Silver King Board to vote with respect to any matter presented to a vote of the Silver King Board in the manner instructed by Mr. Diller.

     Diller-Liberty Share Exchange. In addition, pursuant to the Stockholders Agreement, Mr. Diller may exchange, on a share-for-share basis, shares of Silver King Common Stock owned by him and certain of his affiliates for shares of Silver King Class B Common Stock owned by Liberty or held by BDTV, provided that, after such exchange, Liberty will not cease to own Silver King Securities (including its pro rata portion of any Silver King Securities held by BDTV or any other BDTV Entity) constituting at least 50% of the voting power of the outstanding Silver King Securities, on a fully diluted basis. The Stockholders Agreement also contains provisions applicable to Mr. Diller and Liberty relating to rights of first refusal on permitted sales of Silver King Securities and, under certain limited circumstances, the right of Mr. Diller to require Liberty to purchase his Silver King Securities. Mr. Diller also has a right of first refusal with respect to certain transfers by Liberty of its shares of HSN Surviving Corporation Common Stock and HSN Surviving Corporation Class B Common Stock.

     Termination of Certain Rights. Liberty or Mr. Diller will cease to be entitled to exercise any rights under the Stockholders Agreement as of the date that its or his Stockholder Group, as the case may be, collectively ceases to own the equivalent of 1,100,000 shares of Silver King Common Stock in the case of

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

Mr. Diller and 1,000,000 shares of Silver King Common Stock in the case of Liberty (including, in the case of Liberty, the proportionate number of Silver King Securities represented by Liberty's equity interest in BDTV and any other BDTV Entity), in each case, determined on a fully diluted basis (taking into account, in the case of Liberty, the shares issuable to Liberty pursuant to the Contingent Rights and the Exchange Agreement, and, in the case of Mr. Diller, all unexercised options to purchase Silver King Common Stock, whether or not then exercisable, and all Silver King Securities owned by him) (as to each stockholder, its "Eligible Stockholder Amount").

     In addition, Mr. Diller and each member of his Stockholder Group will cease to be entitled to exercise any rights under the Stockholders Agreement with respect to the following matters at such time as Mr. Diller is no longer Chairman of the Board and/or Chief Executive Officer and/or President of Silver
King: (i) the voting (including by proxy) of Silver King Securities owned by Liberty and the members of its Stockholder Group (including Liberty's pro rata portion of Silver King Securities held by BDTV and any other BDTV Entity) and Mr. Diller's management rights with respect to Silver King; (ii) Mr. Diller's right, under certain circumstances, to exchange shares of Silver King Common Stock owned by Mr. Diller for shares of Silver King Class B Common Stock owned by Liberty or BDTV and any other BDTV Entity; and (iii) Mr. Diller's right of first refusal in connection with certain transfers of Silver King Securities by Liberty.

     Obligation to Effect a Restructuring Transaction. Pursuant to the Stockholders Agreement, at any time following the consummation of the HSN Merger that Liberty is no longer a subsidiary of TCI (and provided that a Change in Law has not theretofore otherwise occurred), Liberty may request by written notice to Mr. Diller and Silver King that Mr. Diller use all reasonable efforts to take, and, subject to any applicable fiduciary duties of Mr. Diller as a director or officer of Silver King to Silver King stockholders, use all reasonable efforts to cause Silver King to take, such actions as may be reasonably necessary, including, but not limited to, to file any required applications with the FCC and any other governmental or regulatory agency, to obtain any required FCC or other governmental or regulatory consents and approvals, and to undertake a Restructuring Transaction.

     In the event that a Restructuring Transaction has not occurred within 365 days following Liberty's notice (or such earlier time as Liberty reasonably determines, after consultation with Mr. Diller, that Mr. Diller has ceased to use his reasonable efforts to cause Silver King to consummate a Restructuring Transaction) and a Change in Law has not otherwise occurred, Liberty would be permitted to sell any and all of its Silver King Securities, including its entire equity interest in BDTV and any other BDTV Entity and any securities receivable pursuant to the Exchange Agreement and any HSN Surviving Corporation Securities (or securities into which such HSN Surviving Corporation Securities have been converted), without regard to the restrictions on transfer contained in the Stockholders Agreement, subject only to (i) a right of first refusal by Mr. Diller or his designee, (ii) Liberty's obligation to exchange shares of Silver King Class B Common Stock proposed to be sold for shares of Silver King Common Stock owned by Mr. Diller and his affiliates (without regard to Liberty's right to retain Silver King Securities (including its pro rata portion of any Silver King Securities represented by Liberty's equity interest in BDTV and any other BDTV Entity) representing 50% of the voting power of Silver King Securities, on a fully diluted basis), and (iii) Liberty's obligation to convert shares of Silver King Class B Common Stock to Silver King Common Stock prior to sale to a third party. Such transferee would purchase the Silver King Securities free and clear of any rights or obligations under the Stockholders Agreement other than certain registration rights.

     Consent Relating to the Savoy Merger and the HSN Transactions. For purposes of the Stockholders Agreement (including Extraordinary Matters), each of Liberty and Mr. Diller has agreed to the taking of any action by any of Mr. Diller, BDTV or Silver King, which action is reasonably necessary or appropriate to approve and consummate the transactions (including the related amendments to the Silver King Certificate and the approval of the other Silver King Stockholder Proposals as described in this Joint Proxy Statement/Prospectus) and other actions to be taken by Silver King stockholders at the Silver King Meeting (including the approval by Silver King stockholders of the 1995 Stock Incentive Plan, pursuant to which certain additional options to purchase Silver King Common Stock have been granted to Mr. Diller, see "1995 Stock Incentive Plan Proposal") contemplated by each of the HSN Merger Agreement and the Savoy Merger Agreement, provided that the applicable parties shall not enter into, or permit any material amendment to, or waiver or modification of material rights or obligations under, the Savoy Merger Agreement without the prior written consent of Liberty (which consent will not be unreasonably withheld).

PURPOSES OF AND REASONS FOR THE HSN TRANSACTIONS

     The purpose of the HSN Transactions is to effect the acquisition by Silver King of all of the outstanding shares of HSN Common Stock and HSN Class B Common Stock, with Silver King thereby acquiring control of and the entire equity interest in HSN. As described above, Silver King, Liberty and BDTV, an entity controlled by Mr. Diller, had previously entered into the Liberty/BDTV Merger Agreement and the Silver King/BDTV Exchange Agreement, which transactions, if consummated, would have provided Silver King with a controlling interest in HSN and pursuant to which HSN's public stockholders would have continued to hold their shares of HSN Common Stock. See "-- Background -- Relationship between Mr. Diller and HSN; the TCI HSN Shares Acquisition." The HSN Transactions (including the Contingent Rights and the Exchange) have been structured in order to consummate the transactions as promptly as practicable, to comply with all applicable FCC rules and regulations and the FCC Orders, not to require any formal FCC approval (other than the HSN FCC Approval) in connection with consummation of the transactions (although there can be no assurance that the FCC will not object to the HSN Transactions) and to provide a tax-free transaction for HSN stockholders.

FAIRNESS OF THE HSN TRANSACTIONS; RECOMMENDATIONS

     The transactions contemplated by the HSN Merger Agreement are being submitted to a vote of the public holders of HSN Common Stock (other than Liberty and its affiliates), in addition to the vote of the holders of all outstanding shares of HSN Common Stock and HSN Class B Common Stock, at the HSN Meeting, and certain aspects of the transactions requiring Silver King stockholder approval, including the separate vote of the holders of Silver King Common Stock with respect to the Authorized Capital Stock Amendment Proposal, are being submitted to a vote of the holders of Silver King Common Stock.

  HSN

     HSN's Reasons for the HSN Transactions and Recommendation to HSN
Stockholders

     As described above, the HSN Special Committee, consisting of two of the seven directors who are not employees of HSN or representatives of Liberty, was appointed by the HSN Board to consider the terms of the HSN Merger Agreement and the HSN Transactions to the holders of HSN Common Stock (other than Liberty and its affiliates). See "-- Background -- Discussions Leading to the HSN Merger Agreement." The HSN Special Committee retained Wasserstein Perella to assess and prepare a report with respect to the fairness of the consideration to be received in the HSN Merger by the HSN Stockholders (other than Liberty and its affiliates). Wasserstein Perella has delivered the Wasserstein Perella Opinion stating that, as of the date of the HSN Merger Agreement, the HSN Common Conversion Ratio is fair to the holders of HSN Common Stock (other than Liberty and its affiliates) from a financial point of view. See "-- Opinions of Certain Financial Advisors -- Opinion of Wasserstein Perella, Advisor to the HSN Special Committee." A copy of the Wasserstein Perella Opinion is attached hereto as Appendix F. In light of, among other things, the Wasserstein Perella Opinion and the determination of the HSN Special Committee that the terms of the HSN Merger Agreement and the HSN Transactions are fair to the holders of HSN Common Stock (other than Liberty and its affiliates), the HSN Board, by the unanimous vote of the directors voting, has approved the HSN Merger Agreement and the HSN Transactions and has determined that the terms of the HSN Merger Agreement are fair to, and in the best interests of, the holders of HSN Common Stock (other than Liberty and its affiliates) and, accordingly, recommends that the holders of HSN Common Stock vote FOR the proposal to approve and adopt the HSN Stockholder Proposal. Messrs. Diller, Barton and Bennett did not vote on such matter. The HSN directors who approved and recommended the HSN Transactions included all of the directors who are not employees of HSN (other than Messrs. Barton and Bennett, who abstained because of their positions as executive officers of Liberty).

     HSN's Reasons for Recommendation

     In reaching its determination to approve the HSN Merger Agreement, the HSN Merger and the transactions contemplated thereby, the HSN Board and the HSN Special Committee have, without assigning relative weights, carefully considered the following potential benefits of the HSN Merger:

     - Facilitating Termination of Affiliation Arrangements between Silver King and HSN. Although no formal decision has yet been made by Silver King, the HSN Board and the HSN Special Committee recognized that Silver King has indicated that it presently contemplates that it will not terminate the Affiliation Agreements, unless it is able to obtain continued cable system carriage of the Silver King broadcast signal. However, Silver King has also informed HSN that, assuming it is able to obtain such carriage, Silver King believes that it will not renew the Affiliation Agreements. The HSN Board and the HSN Special Committee believe, based upon HSN management's analysis, that the orderly termination of the affiliation arrangements between HSN and Silver King may be in HSN's best interests, because broadcast television (as compared to cable television and direct satellite broadcast) is a relatively inefficient medium for distributing HSN's programming. However, arranging alternative carriage of HSN's programming is likely to be a complex and time-consuming process. Accordingly, the HSN Board and the HSN Special Committee believe that it would be of significant benefit to HSN and to the combined entity as a whole for the disengagement process to be accomplished by HSN and Silver King in a coordinated and flexible manner, taking into consideration the interests of both HSN and Silver King, and not by unilateral action of Silver King.

     - Participating in Potential Growth of Silver King's Businesses. Following consummation of the HSN Transactions, former HSN stockholders other than Liberty and its affiliates will hold approximately 43% of the equity of Silver King. Silver King's current business and operations consists almost exclusively of the broadcast over the Silver King Stations of retail sales programming produced by HSC. Silver King has 12 independent full-power UHF television stations serving eight of the 13 largest metropolitan markets in the United States. The HSN Board and the HSN Special Committee have been advised that management of Silver King is presently developing potential strategies for such different broadcast and programming formats for the Silver King Stations, which may realize significantly more profit than is realized through the current HSN relationship. As holders of a majority of the outstanding Silver King Common Stock following consummation of the HSN Merger, HSN stockholders (including Liberty) will have substantial participation in the potential benefits of any such change in broadcast and programming format, while continuing to have a majority interest in the businesses of HSN.

     - Diversification. HSN presently derives virtually all of its operating revenue from its electronic retail shopping business. Silver King and the Silver King Stations could provide HSN and its stockholders with the opportunity to diversify into the broadcast television and entertainment industry, while still retaining a majority interest in the businesses of HSN.

     - Favorable Silver King Valuation. The HSN Board and the HSN Special Committee believe, based upon, among other things, presentations by management of Silver King and Wasserstein Perella, that the potential value of the Silver King Stations is presently not fully reflected in the recent public trading prices of Silver King Common Stock.

     - Role of Mr. Diller. The HSN Board and the HSN Special Committee believe that the roles of Mr. Diller as Chairman of the Board and Chief Executive Officer of Silver King and Chairman of the Board of HSN have been, and will continue to be, and, upon the consummation of the HSN Merger, his role as the controlling stockholder of the combined company will be, of substantial benefit to the evolving business strategies of Silver King, HSN and the combined company. Mr. Diller has, in the view of the HSN Board and the HSN Special Committee, a proven track record in running, managing and developing entertainment, broadcast and electronic retailing businesses, and his prior experience, as well as his general industry knowledge, increase the likelihood that Silver King, HSN and the combined companies will be able to successfully develop and execute their respective business strategies.

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     - Avoidance of Potential Conflicts of Interest.  Because of the existing affiliation arrangements between HSN and Silver King and the possible disengagement thereof, the HSN Board and the HSN Special Committee recognized that certain conflicts of interest could have arisen as a result of Mr. Diller's role in both companies and the possible termination of such affiliation arrangements. The HSN Merger will eliminate any such potential conflict of interest and will allow management to operate the businesses of HSN and Silver King in the best interests of the combined entities' stockholders.

     - Existing Relationship between HSN and Silver King. The HSN Board and the HSN Special Committee believe that, because of the prior and the existing relationship between HSN and Silver King, the integration of the business and operations of HSN and Silver King can be accomplished in an efficient and expeditious manner, avoiding or minimizing certain costs typically incurred in connection with complex business combinations and realize sooner certain operating efficiencies and cost savings relating to their respective operations. Accordingly, the combined entity may be able to realize the benefits of the HSN Transactions more quickly than would be the case if the companies had not previously been affiliated and had the companies not been as familiar with each other's businesses, operations and industries.

     - HSN Facility. HSN's programming and broadcast facility located in St. Petersburg, Florida is presently significantly underutilized. The HSN Board and the HSN Special Committee recognized that, in addition to producing HSN programming, this facility could potentially be utilized by Silver King to produce and broadcast non-HSN programming for the Silver King Stations.

     - Savoy Merger. The HSN Board and the HSN Special Committee also considered the benefits to Silver King of the Savoy Merger described above under the caption "Savoy Merger and Related Transactions -- Reasons for the Savoy Merger." The HSN Board and the HSN Special Committee concluded that factors considered by the Silver King Board in connection with the approval of the Savoy Merger would contribute to the success of the combined companies.

     In reaching its determination to approve the HSN Merger Agreement and the HSN Transactions, the HSN Board and the HSN Special Committee gave careful consideration, without assigning relative weights, to a number of other factors pertinent to the HSN Transactions, including the following:

          (i) information concerning HSN's, Silver King's and Savoy's respective businesses, prospects, financial performances, financial condition, assets, operations and plans;

          (ii) with the assistance of Wasserstein Perella, the comparative historical stock prices of HSN Common Stock and Silver King Common Stock;

          (iii) with the assistance of Wasserstein Perella, the multiple paid in another acquisition transaction in the electronic retail industry;

          (iv) a presentation by Wasserstein Perella, including the Wasserstein Perella Opinion to the effect that the HSN Common Conversion Ratio is fair to the holders of HSN Common Stock (other than Liberty and its affiliates) from a financial point of view;

          (v) the expectation that, for federal income tax purposes, the HSN Merger will be tax free to HSN and to the holders of HSN Common Stock and HSN Class B Common Stock;

          (vi) a review with the HSN Special Committee's legal counsel of the terms of the HSN Merger Agreement and related agreements, including the conditions to the closing of the HSN Merger and the circumstances under which the parties to the HSN Merger Agreement can terminate the HSN Merger Agreement;

          (vii) the right of the HSN Special Committee (or any successor committee consisting of independent directors of HSN) to terminate the HSN Merger Agreement if, at any time prior to the HSN Merger Effective Time, the arithmetic average of the mean of the closing bid and ask prices of Silver King Common Stock on Nasdaq for the 20 trading-days immediately preceding such time is less than $22.125;

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

          (viii) the ability of the HSN Special Committee to terminate the HSN Merger Agreement under certain circumstances or to change or withdraw its recommendation to the HSN stockholders without HSN having to pay any breakup fee or similar fee under the HSN Merger Agreement;

          (ix) the condition to the HSN Merger that, in addition to obtaining the requisite vote of the HSN stockholders in accordance with the DGCL and the HSN Bylaws, the HSN Merger Agreement be approved and adopted by stockholders of HSN (other than Liberty and its affiliates) holding a majority of the outstanding shares of HSN Common Stock (other than shares held by Liberty and its affiliates) present and voting at the HSN Meeting;

          (x) the provision in the HSN Merger Agreement providing that no amendment to the HSN Merger Agreement will be approved by the HSN Board unless such amendment shall have been recommended by the HSN Special Committee; and

          (xi) the condition to the HSN Merger that the Savoy Merger shall have been consummated pursuant to the Savoy Merger Agreement and the Savoy Merger Agreement Amendment.

     The HSN Board and the HSN Special Committee, in connection with their deliberations concerning the HSN Transactions and their consideration of the Wasserstein Perella Opinion, also considered certain financial factors, including, without limitation, the following: (i) certain financial and operating information provided by the management of HSN, Silver King and Savoy, including certain projections of financial performance relating to HSN, Silver King and Savoy and certain of their principal operating subsidiaries; (ii) the aggregate number of shares of Silver King Common Stock and Silver King Class B Common Stock to be issued in the HSN Transactions (including the Contingent Rights Shares and the Exchange Shares); (iii) the public trading prices of HSN Common Stock and the fact that the HSN Common Stock had been trading at or near the high end of its recent historical trading range; (iv) the public trading prices of Silver King Common Stock and the fact that the Silver King Common Stock was trading below the high end of its historical trading range; and (v) the potential for using Silver King Common Stock as currency for future acquisitions.

     Following their deliberations concerning the factors described above and their review of the presentation of Wasserstein Perella and the Wasserstein Perella Opinion, the HSN Board and the HSN Special Committee determined that the HSN Transactions may increase the long-term business prospects of the combined entity, may increase stockholder value of the combined entity and is in the best interests of HSN and its stockholders from both a financial and strategic point of view.

     The HSN Board and the HSN Special Committee also considered a variety of potentially negative factors in their deliberations concerning the HSN Transactions, including: (i) the right of Silver King to terminate the HSN Merger Agreement if, at any time prior to the HSN Merger Effective Time, the arithmetic average of the mean of the closing bid and ask prices of Silver King Common Stock on the Nasdaq National Market for the 20 trading days immediately preceding such time is more than $36.875; (ii) the character and amount of the premium being paid to Liberty for its HSN Stock which could potentially adversely impact the trading price of Silver King Common Stock; (iii) the risk that the public market price of HSN Common Stock and Silver King Common Stock might be adversely affected by announcement and/or consummation of the HSN Merger and the Savoy Merger; (iv) the complex structure of the transaction necessary to comply with FCC rules, regulations and orders and the potential risks to, and limitations on, Silver King associated with the Contingent Rights and the Exchange Agreement, including risks and limitations related to possible future tax consequences to Liberty and Silver King's related indemnification obligation and the associated dilutive effects on the holders of Silver King Common (other than Liberty and its affiliates); (v) the risk that, despite the structure of the HSN Transactions, which is intended to be consistent with the terms of the FCC Orders and other applicable FCC rules and regulations, the FCC will nevertheless challenge the HSN Transactions; (vi) the risk that Silver King will not be successful in developing or implementing any change in the broadcast or programming format of the Silver King Stations; (vii) the risk that other benefits sought to be obtained by the HSN Transactions will not be obtained;
(viii) the possibility that Silver King may not be able to obtain sufficient financing to satisfy its funding needs

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

(including, without limitation, any funding needs required in connection with any change in the broadcast or programming format of the Silver King Stations); and (ix) other risks described above under "Risk Factors."

     In view of the wide variety of factors, both positive and negative, considered by the HSN Board and the Special Committee, neither the HSN Board nor the HSN Special Committee found it practical to, and did not, quantify or otherwise assign relative weights to the specific factors considered. In addition, individual members of the HSN Board and the HSN Special Committee may have given different weights to different factors.

  HSN's Recommendation to HSN Stockholders

     BASED UPON THE RECOMMENDATION OF THE HSN SPECIAL COMMITTEE, THE BOARD OF DIRECTORS OF HSN BELIEVES THAT THE HSN TRANSACTIONS ARE FAIR TO AND IN THE BEST INTERESTS OF HSN AND ITS STOCKHOLDERS (OTHER THAN LIBERTY AND ITS AFFILIATES) AND, THEREFORE, BY UNANIMOUS VOTE OF THE DIRECTORS VOTING RECOMMENDS A VOTE FOR APPROVAL AND ADOPTION OF THE HSN STOCKHOLDER PROPOSAL. YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

  Fairness Conclusions of Silver King, TCI and Mr. Diller

     Each of Silver King, TCI and Mr. Diller has concluded that the HSN Merger and related transactions (including the amendments to the Stockholders Agreement) are fair to HSN's stockholders (other than Liberty, its controlled affiliates, and Mr. Diller and his controlled affiliates), for the express reasons set forth above with respect to the HSN Special Committee and the HSN Board, and each of Silver King, TCI and Mr. Diller expressly adopts the conclusions and analyses of the HSN Special Committee and the HSN Board described above. In addition, each of Silver King, TCI and Mr. Diller has based their conclusion upon the following factors: (i) the oral and written opinions of Wasserstein Perella, delivered on August 25 and August 28, 1996, respectively, to the HSN Special Committee (and other than with respect to the consideration to be issued to Liberty and its affiliates) to the effect that the HSN Common Conversion Ratio is fair to the stockholders of HSN (other than Liberty and its affiliates) from a financial point of view; (ii) the factors referred to as having been taken into account by the HSN Special Committee and the HSN Board; (iii) the premium represented by the HSN Common Conversion Ratio over the recent trading prices of the HSN Common Stock at the time of the HSN Merger Agreement, which recent history also reflects a substantial increase in the price of the HSN Common Stock since the time that Mr. Diller became Chairman of the Board of HSN; (iv) the condition to the parties' obligation to consummate the HSN Merger that the HSN Special Vote be obtained; (v) the fact that the terms of the HSN Merger Agreement, including the HSN Common Conversion Ratio and the HSN Class B Conversion Ratio, were the result of arm's-length negotiations with the HSN Special Committee and its advisors; and (vi) the right of HSN to terminate the HSN Merger Agreement if, at anytime prior to the HSN Merger Effective Time, the arithmetic average of the mean of the closing bid and ask prices of Silver King Common Stock on the Nasdaq National Market for the 20 trading days immediately preceding such time is less than $22.125. Silver King, TCI and Mr. Diller did not find it practicable to, and did not, quantify or otherwise attach relative weights to the specific factors considered by the HSN Special Committee and the HSN Board. However, each of Silver King and Mr. Diller gave significant weight to all of the factors discussed in this paragraph.

  Silver King

    Silver King's Reasons for the HSN Transactions and Recommendation to Silver King Stockholders

     The Silver King Board of Directors (other than Mr. Diller, who did not participate in connection with the voting thereon because of his relationship with HSN) has unanimously approved the HSN Merger Agreement and the HSN Transactions and has determined that the terms of the HSN Merger Agreement are fair to, and that the HSN Transactions are in the best interests of, Silver King and its stockholders and, therefore, unanimously recommends that the holders of Silver King Common Stock and Silver King Class B

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

Common Stock vote FOR the Authorized Capital Stock Amendment Proposal and the HSN Merger NASD Proposal (approval of each of which is a condition to consummation of the HSN Merger) and the Class Vote Amendment Proposal.

     Silver King's Reasons for Recommendation

     In reaching its determination to approve the HSN Merger Agreement, the HSN Merger and the transactions contemplated thereby, the Silver King Board has identified the following potential benefits of the HSN Transactions that it believes will contribute to the success of the HSN Transactions (some of which benefits would have also been realized if the TCI HSN Shares Acquisition had been consummated):

     - Acquisition of Controlling Interest. The HSN Transactions have been structured to provide Silver King with voting control of HSN and the ability to consolidate HSN's results with those of Silver King for tax purposes immediately upon consummation of the HSN Merger, and prior to consummation of the Exchange. As a minority shareholder in the HSN Surviving Corporation, Liberty will not be able to control the election of directors or otherwise influence the management of the HSN Surviving Corporation, except with respect to certain actions which would adversely affect Liberty's rights under the Exchange Agreement.

     - Role of Mr. Diller. The Silver King Board of Directors believes that the contributions of Mr. Diller as Chairman of the Board of HSN have been, and will continue to be, of substantial benefit to the operating and financial performance of HSN and the combined company. Mr. Diller has, in the view of the Silver King Board, a proven track record in running, managing and developing an electronic retailing company, and his prior experience, as well as general knowledge in the industry, may produce substantially improved, and more immediate, results at HSN.

     - Familiarity with Electronic Retail Shopping and HSN. The Silver King Board believes that, in view of Silver King's experience both prior to its separation from HSN and subsequent thereto, it is uniquely positioned with respect to its knowledge and experience in the electronic retail shopping industry in general and HSN in particular. As such, many of the costs that might be associated with initial actions that may be taken following consummation of the HSN Transactions may be avoided or minimized, and Silver King may be able to realize the benefits of the HSN Transactions more quickly than would be the case of an acquiror who is not as knowledgeable of the industry generally and in respect of HSN in particular.

     - Significant Efficiencies and Cost Savings. In view of the current strong affiliation between HSN and Silver King, Silver King and HSN may both realize certain cost savings relating to the operation of their respective businesses.

     - Potential for Growth and Profitability in HSN's Core Business. The Silver King Board believes that the electronic retail industry continues to have significant potential for growth in terms of both revenues and profitability of such industry and that HSN, as a major participant in the industry, can participate substantially in such growth. The Silver King Board noted that Mr. Diller's experience and background could be of great value to HSN's business.

     - Interest in Interactive Shopping Network. In addition to HSN's other assets, the Silver King Board noted in particular that HSN has acquired ownership of an on-line interactive shopping network, which the Silver King Board believes has substantial potential for growth in the future and is an industry in which HSN and Silver King may be well-positioned to participate.

     - HSN Cash Flow; Liquidity. The Silver King Board recognized that, since Mr. Diller's appointment as the Chairman of the Board of HSN in November 1995, HSN's cash flow and liquidity position have improved substantially and greatly exceed those of Silver King. The Silver King Board recognized that management's plans for the Silver King Stations (including the Savoy Stations) may require substantial additional capital investment to develop and distribute new programming, and that HSN's excess cash flow, subject to the terms of its credit facility, might be used as an internal source of financing for additional investment in the Silver King Stations without adversely impacting HSN.

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

     - Avoidance of Potential Conflicts of Interest. Under the TCI HSN Shares Acquisition, Mr. Diller would have continued as Chairman of the Board of HSN and Chairman of the Board and Chief Executive Officer of Silver King, and HSN would have remained a public company. In view of the extensive business relationships between Silver King and HSN, including the Affiliation Agreements, the Silver King Board had recognized in November 1995 that certain conflicts of interest could have arisen with respect to Mr. Diller's role in both companies, particularly in connection with the possible termination of the Affiliation Agreements. The HSN Transactions will eliminate any such potential conflict of interests and will permit Mr. Diller and his management team to operate the businesses of HSN and Silver King in the best interests of the combined company's stockholders.

     - Termination of Affiliation Agreements. The Silver King Board recognized that, although it may generally be in the interests of both Silver King (assuming it can obtain adequate assurances of carriage of the Silver King broadcast signal by cable systems) and HSN to terminate the Affiliation Agreements, the process of establishing alternative carriage for HSN's programming, as well as the process of establishing alternative programming for the Silver King Stations, could be complex and subject to fluctuation. As such, the Silver King Board believed it would be of significant benefit to Silver King to have the ability unilaterally to determine appropriate amendments to the Affiliation Agreements and to make other interim arrangements regarding the broadcast of HSN programming on the Silver King Stations.

     - HSN's Assets. The Silver King Board noted that HSN owns a large television production facility which is fully equipped for programming and broadcasting.

     For a discussion of additional reasons regarding the Silver King Board's approval and recommendation of the HSN Merger Agreement and the HSN Transactions, see "Savoy Merger and Related Transactions -- Reasons for the Savoy Merger -- Silver King's Reasons for the Savoy Merger."

     In the course of its deliberations, the Board of Directors of Silver King reviewed and considered a number of other factors relevant to the HSN Transactions with Silver King's management. In particular, the Silver King Board considered, among other things:

          (i) information concerning Silver King's and HSN's respective businesses, prospects, financial performances, financial condition, assets and operations, which the Silver King Board believed would enhance Silver King's competitive position;

          (ii) with the assistance of Silver King's financial advisor, the comparative stock prices of Silver King and HSN Common Stock;

          (iii) with the assistance of Silver King's financial advisor, premiums to market and multiples paid in other merger and acquisition transactions in the electronic retail industry and other industries;

          (iv) with the assistance of Silver King's financial advisor, an analysis of the respective contributions to revenues, operating profits and net profits of the combined companies (both after and without giving effect to the Savoy Merger) based on industry analysts' estimates;

          (v) alternatives for growth in the television station ownership and operation business, including internal growth, which the Silver King Board viewed as less advantageous, due to Silver King's limited development resources and current Silver King commitments to HSN regarding the carriage of HSN programming as well as the uncertainty of the success of such development efforts, none of which presented the opportunity that the acquisition of a controlling interest in or merger with HSN presented;

          (vi) a presentation by First Boston, including the opinion of First Boston that the consideration to be paid by Silver King in the HSN Merger Agreement is fair, from a financial point of view, to Silver King, as well as the underlying financial analysis of First Boston presented in connection therewith;

          (vii) the expectation that the HSN Merger will be tax free to Silver King for federal income tax purposes;

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

          (viii) a review with Silver King's legal counsel of the terms of the HSN Merger Agreement and the other related transaction agreements, including the closing conditions to the HSN Merger (which include certain requirements as to HSN's business and financial condition), and the circumstances under which the parties to the HSN Merger Agreement can terminate the HSN Merger Agreement;

          (ix) the right of Silver King to terminate the HSN Merger Agreement in the event that, for any 20-trading-day period prior to the HSN Merger Effective Time, the average of the mean of the closing bid and ask prices on the Nasdaq National Market of Silver King Common Stock is greater than $36.875 per share;

          (x) the ability of the Silver King Board to change or withdraw its recommendations to Silver King stockholders relating to the HSN Merger without paying any breakup fee or similar fee under the HSN Merger Agreement;

          (xi) the fact that the HSN Special Committee and its financial and legal advisors had conducted extensive due diligence on both Silver King and Savoy and had participated actively in the negotiation of the terms of the HSN Merger Agreement, including the financial terms thereof, and the HSN Special Committee had retained recognized legal and financial advisors to assist it;

          (xii) the fact that the applicable waiting period under the HSR Act with respect to the TCI HSN Shares Acquisition has already expired or been terminated and that such expiration or termination is applicable to the HSN Merger so long as such transaction is consummated on or prior to January 3, 1997;

          (xiii) the Silver King Board's view, based on advice of FCC counsel, that all applicable notices or approvals to be provided to or received from the FCC in connection with the HSN Transactions (including the amendment to the Stockholders Agreement) should be achievable, and that, assuming the requisite approvals are obtained from HSN stockholders and Silver King stockholders, the HSN Merger should be capable of prompt consummation following consummation of the Savoy Merger;

          (xiv) the condition to the HSN Merger that the required approvals by Silver King stockholders in connection with the increase in Silver King's authorized shares of Silver King Common Stock and Silver King Class B Common Stock, and the issuance of shares of Silver King Common Stock and Silver King Class B Common Stock in the HSN Transactions are each obtained;

          (xv) the condition to the HSN Merger that the HSN Merger Agreement be approved and adopted by HSN common stockholders (other than Liberty and its affiliates) holding a majority of the outstanding shares of HSN Common Stock (other than shares held by Liberty and its affiliates) present and voting at the HSN Meeting;

          (xvi) the representation in the HSN Merger Agreement that the HSN Board, based upon the recommendation of the HSN Special Committee, approved the HSN Transactions for purposes of Section 203 of the DGCL, which meant that Silver King would not be subject to the restrictions on business transactions with respect to HSN contained in Section 203 of the DGCL;

          (xvii) the fact that Mr. Diller is not receiving any special benefit in his capacity as an HSN common stockholder or the holder of a substantial number of HSN Options to purchase HSN Common Stock, and that the HSN Merger would not constitute a change of control or other event resulting in the acceleration of the vesting or exercise of Mr. Diller's options to purchase HSN Common Stock; and

          (xviii) the recognition by the Silver King Board that the TCI HSN Shares Acquisition was unlikely to occur due to the FCC Orders.

     In connection with its deliberations concerning the HSN Transactions and its consideration of the fairness opinion of First Boston, the Silver King Board also considered a variety of specific financial factors including the following:
(i) the fact that the Silver King Common Stock was trading slightly below the high end of its historical trading range; (ii) the fact that the HSN Common Stock had been trading at or near the high end of its recent historical trading range and had generally increased in price since the time that Mr. Diller became Chairman of the HSN Board in November 1995, reflecting the market's evaluation of

HSN's operating and financial condition and, in part, Mr. Diller's successful efforts at HSN and those of his management team; (iii) the aggregate number of shares of Silver King Common Stock and Silver King Class B Common Stock comprising the Silver King Securities to be issued in the HSN Transactions (including the Contingent Rights Shares and the Exchange Shares); (iv) the expectation that HSN represented a complementary business and that the HSN Transactions may be viewed favorably by investors due to such complementary nature; (v) the opportunities presented by the current securities market environment which support the ability to use Silver King Common Stock as an attractive currency for mergers or acquisitions; and (vi) the recognition that high quality acquisition and merger opportunities are relatively limited within the electronic retail and interactive shopping industries.

     Following its deliberations concerning such factors and its review of the presentation and fairness opinion of First Boston, the Board of Directors of Silver King concluded that the HSN Transactions may increase the long-term prospects of Silver King for continued sales and earnings growth, may increase stockholder value and is in the best interests of Silver King and its stockholders from both a financial and strategic perspective.

     The Board of Directors of Silver King also considered a variety of potentially negative factors in its deliberations concerning the HSN Transactions, including: (i) the complex structure of the transaction necessary to comply with FCC rules, regulations and orders and the potential risks to, and limitations on, Silver King associated with the Contingent Rights and the Exchange Agreement, including risks and limitations related to possible future tax consequences to Liberty and Silver King's related indemnification obligation and the related dilutive effects on the holders of Silver King Common Stock (other than Liberty); (ii) the risk that, despite the parties' efforts to cause the structure of the HSN Transactions to comply with the FCC Orders, the FCC might nevertheless challenge the HSN Transactions; (iii) the nature of the premium being paid to Liberty for its shares of HSN Common Stock and HSN Class B Common Stock, which, although the Silver King Board regarded such consideration as appropriate in view of the nature of the transaction and Liberty's controlling interest in HSN, could adversely impact Silver King Common Stock;
(iv) the fact that the HSN Common Conversion Ratio and HSN Class B Conversion Ratio are materially higher than the ratios for the HSN Common Stock and HSN Class B Common Stock (0.2764 and 0.3041, respectively) contained in the Silver King/BDTV Exchange Agreement, reflecting the substantial increase in HSN's market value since the negotiation of the terms of the TCI HSN Shares Acquisition; (v) the possible dilutive effect of the issuance of Silver King stock in the HSN Transactions including the Contingent Rights Shares and the Exchange Shares; (vi) the risk that the public market price of Silver King Common Stock might be adversely affected by announcement of the HSN Merger;
(vii) the charges expected to be incurred in connection with the HSN Transactions, including transaction costs; (viii) the risks of managing a large subsidiary that is not, initially, wholly-owned by Silver King; (ix) the risk that HSN's recent recovery in its operating and financial performance, and its related cash liquidity problems, may not be sustained; (x) the risk that, despite the efforts of HSN, key technical and management personnel of HSN, including new management brought in at the request of Mr. Diller, may not be retained by HSN; (xi) the risk that other benefits sought to be obtained by the HSN Transactions will not be obtained; (xii) the right of the HSN Special Committee to cause termination of the HSN Merger Agreement if, at any time prior to the HSN Merger, the arithmetic average of the mean of the closing bid and ask prices of Silver King Common Stock on the Nasdaq National Market for the 20 trading-days immediately preceding such time is less than $22.125; and (xiii) other risks described above under "Risk Factors."

     In view of the wide variety of factors, both positive and negative, considered by the Silver King Board of Directors, the Board did not find it practical to, and did not, quantify or otherwise assign relative weights to the specific factors considered. In addition, individual members of the Silver King Board of Directors may have given different weights to different factors.

  Silver King's Recommendation to Silver King Stockholders

     THE BOARD OF DIRECTORS OF SILVER KING BELIEVES THAT THE HSN TRANSACTIONS ARE FAIR TO AND IN THE BEST INTERESTS OF SILVER KING AND ITS STOCKHOLDERS AND, THEREFORE, BY UNANIMOUS VOTE OF THE DIRECTORS (OTHER THAN MR. DILLER, WHO DID NOT VOTE ON SUCH MATTERS) RECOMMENDS A VOTE FOR

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APPROVAL OF (i) THE HSN MERGER NASD PROPOSAL TO APPROVE ISSUANCE OF SHARES OF
SILVER KING COMMON STOCK PURSUANT TO THE HSN MERGER AGREEMENT AND THE HSN TRANSACTIONS AND (ii) THE AUTHORIZED CAPITAL STOCK AMENDMENT PROPOSAL. YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

OPINIONS OF CERTAIN FINANCIAL ADVISORS

  Opinion of Wasserstein Perella, Advisor to the HSN Special Committee

     The HSN Special Committee retained Wasserstein Perella on August 1, 1996 to provide certain investment banking advice and services in connection with a possible business combination between Silver King and HSN, including rendering its opinion as to the fairness from a financial point of view of the consideration to be paid to the HSN stockholders (other than Liberty and its affiliates) in such a transaction. Wasserstein Perella was not requested to recommend the amount of consideration to be paid; it was requested solely to evaluate the fairness of the consideration as determined by negotiation among HSN, Silver King and Liberty.

     On August 25, 1996, Wasserstein Perella delivered its oral opinion to the HSN Special Committee, confirmed by Wasserstein Perella's written opinion, dated August 28, 1996, to the effect that, as of the date of such opinion and based upon the assumptions specified in the Wasserstein Perella Opinion, the HSN Common Conversion Ratio of 0.45 of a share of Silver King Common Stock for each share of HSN Common Stock to be received by the holders of HSN Common Stock in the HSN Merger is fair, from a financial point of view, to such holders (other than Liberty and its affiliates). Wasserstein Perella also presented certain aspects of the analyses described below at the meeting of the HSN Board held on August 25, 1996.

     A COPY OF THE WRITTEN WASSERSTEIN PERELLA OPINION IS ATTACHED AS APPENDIX F TO THIS JOINT PROXY STATEMENT/PROSPECTUS. STOCKHOLDERS ARE URGED TO READ THE WASSERSTEIN PERELLA OPINION IN ITS ENTIRETY FOR INFORMATION WITH RESPECT TO THE PROCEDURES FOLLOWED, ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITS OF THE REVIEW BY WASSERSTEIN PERELLA IN RENDERING THE WASSERSTEIN PERELLA OPINION. REFERENCES TO THE WASSERSTEIN PERELLA OPINION HEREIN AND THE SUMMARY OF THE WASSERSTEIN PERELLA OPINION SET FORTH BELOW ARE QUALIFIED BY REFERENCE TO THE FULL TEXT OF THE WASSERSTEIN PERELLA OPINION, WHICH IS INCORPORATED HEREIN BY REFERENCE. THE WASSERSTEIN PERELLA OPINION IS DIRECTED ONLY TO THE FAIRNESS FROM A FINANCIAL POINT OF VIEW TO THE HSN PUBLIC STOCKHOLDERS (EXCLUDING LIBERTY AND ITS AFFILIATES) OF THE HSN COMMON CONVERSION RATIO AND IT DOES NOT ADDRESS ANY OTHER ASPECT OF THE HSN MERGER OR THE HSN TRANSACTIONS. THE WASSERSTEIN PERELLA OPINION DOES NOT CONSTITUTE A RECOMMENDATION TO ANY STOCKHOLDER WITH RESPECT TO WHETHER TO VOTE IN FAVOR OF THE HSN MERGER AND SHOULD NOT BE RELIED UPON BY ANY STOCKHOLDER AS SUCH.

     In connection with arriving at its opinion, Wasserstein Perella reviewed among other things (i) certain publicly available information with respect to each of HSN, Silver King and Savoy, including publicly available consolidated financial statements of each of HSN, Silver King and Savoy, in each case, for recent years and interim periods that were available at the relevant times; (ii) certain financial and operating information provided by the managements of HSN, Silver King and Savoy (either orally or in writing), including certain information of financial performance relating to HSN, Silver King and Savoy and certain of their principal operating subsidiaries, divisions and joint ventures as well as certain television stations in which Silver King owns a minority interest; (iii) certain publicly available information concerning the public trading prices of HSN Common Stock, Silver King Common Stock and Savoy Common Stock, certain market indices and the stock of certain other companies having publicly traded securities in businesses believed by Wasserstein Perella to be similar to that of HSN, Silver King or Savoy, as the case may be; and (iv) the financial terms of certain recent acquisitions and business combination transactions in the television broadcasting and home shopping industries specifically, and in other industries generally, which Wasserstein Perella believed to be relevant to its inquiry. Wasserstein Perella did not identify any publicly traded companies with a mix of businesses in the aggregate substantially similar to that of HSN which are of comparable size to HSN and identified only one recent precedent acquisition transaction involving a company of comparable size to HSN. Wasserstein Perella did not identify any publicly traded companies or recent

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acquisitions of companies with a mix of businesses substantially similar to that of Silver King's current mix of businesses.

     Wasserstein Perella reviewed and considered the potential effects of certain regulatory changes and consolidation trends in the television broadcasting, production and cable industries on the future prospects of HSN and Silver King. Wasserstein Perella also reviewed and considered the potential impact on the surviving corporation of the HSN Merger of the consummation of the Savoy Merger, because the consummation of that transaction is a condition precedent to the closing of the HSN Merger.

     Wasserstein Perella had discussions with the managements of HSN, Silver King and Savoy and their representatives concerning the respective businesses, operations, assets, financial condition and future prospects of HSN, Silver King and Savoy and their subsidiaries. Wasserstein Perella also performed such studies, analyses and investigations as it considered appropriate for purposes of arriving at and preparing the Wasserstein Perella Opinion.

     In arriving at its opinion, Wasserstein Perella performed valuations of each of HSN, Silver King and Savoy. Wasserstein Perella performed its valuation of HSN by separately analyzing HSN's four principal business segments: Home Shopping Club, which includes HSN's Home Shopping Club, Inc., HSN Capital Corp. (Nevada), HSN Fulfillment, Inc., HSN Realty, Inc., National Call Center, Inc., HSN Credit Corp. and Home Shopping Network Outlets, Inc. subsidiaries, for historical purposes, an insurance subsidiary divested in May 1996 and certain other subsidiaries of HSN (collectively, the "HSC Business"), Vela Research, Internet Shopping Network and Mail-Order/Lifeway Products.

     Wasserstein Perella performed its valuation of Silver King by separately analyzing, without giving effect to the Savoy Merger, Silver King's 100%-owned television stations (including its 26 LPTV stations) and its minority-owned television stations. Wasserstein Perella analyzed Silver King's 100%-owned stations under three alternative hypothetical, post-closing scenarios: (i) a scenario in which Silver King renews its Affiliation Agreements with HSN (renewable solely at Silver King's option) and continues to broadcast HSN programming through 2001 (the "HSN Case"), pursuant to which Silver King receives (x) a fee that increases by 50% of the Consumer Price Index each year (the fee for 1996 is expected to total approximately $41.6 million), (y) a commission of 5.0% on incremental merchandise sales in Silver King's markets over 1992 sales in such markets and (z) royalty, programming and other additional revenues (estimated by Silver King's management to be $2.7 million in 1996) assumed by Wasserstein Perella to grow at a 4.0% annual rate from 1996 through 2001; (ii) a scenario in which Silver King continues to operate under the assumptions of the HSN Case through the end of 1997 and, commencing in 1998, develops into a new network of independent television stations with an emphasis on local programming pursuant to Mr. Diller's primary business strategy for Silver King (the "Independent Stations Case"), in connection with which (x) Wasserstein Perella estimated the 100%-owned stations' combined broadcast cash flow ("BCF") (defined as EBITDA plus corporate overhead less cash film payments) margin to be approximately 25.0% in 1998, increasing to 40.0% by 2002 and remaining flat through 2006 and (y) based on its discussions with Silver King's management, Wasserstein Perella assumed start-up capital expenditures to be $198.0 million equally distributed over a three-year period commencing in 1998; and (iii) a scenario in which Silver King continues to operate under the assumptions of the HSN Case through the end of 1997 and, commencing in 1998, Silver King's 100%-owned stations enter into local management agreements ("LMAs") with potential third-party buyers pursuant to which such stations would eventually be sold to such buyers (expected to be strategic buyers pursuing "second station" opportunities in the stations' markets) if duopoly ownership restrictions were relaxed (the "Duopoly/LMA Case"). (The duopoly restrictions are regulations limiting the ownership by one person or entity of more than one television station in a single market.)

     Wasserstein Perella analyzed the value of Silver King's minority-owned stations using a range of multiples of each station's estimated 1997 BCF, based on comparable public company trading histories and comparable acquisitions in the television broadcasting industry. BCF estimates were derived from EBITDA estimates for such stations provided by management of Silver King as part of an appraisal report regarding Silver King prepared by an independent consultant in 1995. Because estimates of corporate overhead and cash film payments for the minority-owned stations were not provided, Wasserstein Perella made an assumption

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that EBITDA would be equal to BCF in the case of the minority-owned stations.
Wasserstein Perella assumed that, in such case, any actual difference between EBITDA and BCF would not be material, and it deemed such assumption to be reasonable. A discount of 25%, reflecting Silver King's minority position and the lack of liquidity for such interests in privately held entities, was applied in determining the implied enterprise value ranges of Silver King's proportionate interests in the minority-owned stations.

     Wasserstein Perella separately analyzed the Savoy Stations, its now suspended film operations and its McHale Videofilm segment. This analysis was performed because, as mentioned above, the consummation of the Savoy Merger is a condition precedent to the closing of the HSN Merger. The Savoy Stations were analyzed in respect of two scenarios involving Fox's exercise and, alternatively, its nonexercise of Fox's option to increase its ownership interest in three of the Savoy Stations to 50.0% (from a current 25.0% stake in each such station) in consideration for a $23.8 million cash payment to Savoy (the "Fox Option").

     Other than the above-mentioned consultant's report regarding Silver King, Wasserstein Perella was not provided with any valuations of HSN, Silver King or Savoy prepared by their respective managements or financial advisors. No special instructions were given to Wasserstein Perella relating to its review, and, other than with respect to certain limitations on access to nonpublic information of HSN, Silver King or Savoy, no limitations were imposed with respect to investigations made or procedures followed by Wasserstein Perella in rendering the Wasserstein Perella Opinion.

     In conducting its analysis and arriving at its opinion, Wasserstein Perella assumed and relied upon the accuracy and completeness of all financial and other information that was publicly available and, with HSN's, Silver King's and Savoy's consent, upon information provided by HSN, Silver King and Savoy, without independent verification. Wasserstein Perella also assumed, with HSN's, Silver King's and Savoy's consent, that all forward looking financial information provided by HSN, Silver King and/or Savoy were prepared in good faith and on bases reflecting the best currently available judgments and estimates of the management of the party preparing such information. Wasserstein Perella also assumed that none of HSN, Silver King and Savoy have contingent liabilities exceeding those reserved therefor established in their respective financial statements. Wasserstein Perella consulted with and relied on the advice of counsel for each of HSN and Silver King and its own counsel with respect to certain legal and tax matters. Because of Liberty's control of HSN, Wasserstein Perella was not asked to and did not solicit any third parties regarding their possible interest in acquiring HSN or any of its business or assets or investigate alternative transactions which may be available to HSN.

     The Wasserstein Perella Opinion was prepared and delivered based upon conditions as they existed and could be evaluated by Wasserstein Perella as of the date thereof and based upon: the HSN Merger Agreement; the HSN Stockholder Voting Agreement; the Second Silver King Stockholder Voting Agreement; the Termination Agreement; the Stockholders Agreement; and the Savoy Merger Agreement, each in the form provided to Wasserstein Perella prior to rendering the Wasserstein Perella Opinion. The Wasserstein Perella Opinion is based on the assumption that the transactions contemplated by the HSN Merger Agreement (in the form provided to Wasserstein Perella) will be consummated on the terms set forth therein.

     At the August 25, 1996 meeting of the HSN Special Committee, Wasserstein Perella reviewed with members of the committee certain financial, industry and market information with respect to Silver King, HSN and Savoy and the procedures used in preparing, and the analyses underlying, the Wasserstein Perella Opinion. In connection with its presentation to the HSN Special Committee, Wasserstein Perella provided the members with a written report summarizing such information, procedures and analyses. The full text of the report presented to the HSN Special Committee on August 25, 1996 is attached as an exhibit to the Schedule 13E-3. See "Available Information." The report is also available for inspection and copying at the principal offices of HSN during HSN's regular business hours by any interested holder of HSN Common Stock or such holder's representative who has been so designated in writing. The summary set forth below does not purport to be a complete description of the Wasserstein Perella Opinion or Wasserstein Perella's analysis as set forth in the exhibit to the Schedule 13E-3. The preparation of a fairness opinion is a complex process that is not purely mathematical and is not necessarily susceptible to partial analyses or summary description. It involves complex considerations and judgments. Interested HSN stockholders are encouraged to review the Wasser-

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stein Perella Opinion in its entirety and to obtain a copy of the Wasserstein
Perella report for a more complete description of the procedures used and the analysis underlying the Wasserstein Perella Opinion.

     In performing its analysis for the Wasserstein Perella Opinion, Wasserstein Perella relied on numerous assumptions made by the managements of HSN, Silver King and Savoy and made numerous judgments of its own with regard to the performance of HSN, Silver King and Savoy, industry performance, general business and economic conditions and other matters, many of which are beyond HSN's, Silver King's and Savoy's ability to control. Any estimates contained in such analysis are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested in the Wasserstein Perella report. In addition, analyses relating to values of companies do not purport to be appraisals or to reflect the prices at which companies may actually be sold. Since such estimates are inherently subject to uncertainty, none of HSN, Silver King, Savoy, Wasserstein Perella and any other person assumes responsibility for their accuracy.

     In delivering the Wasserstein Perella Opinion and making its presentation to the HSN Special Committee, representatives of Wasserstein Perella considered and discussed various financial and other matters that it deemed relevant. General valuation considerations deemed to be relevant by Wasserstein Perella include, without limitation, those outlined in the Wasserstein Perella report, such as: (i) the television broadcasting and home shopping industries; (ii) Barry Diller's qualifications as a leading media industry executive; (iii) HSN's historical financial and operating performance and future prospects in the context of its business strategy, market position and current and prospective competition; (iv) certain forward-looking information for HSN and its primary operating segments prepared by HSN's management (the "HSN Management Case") and a separate set of projections for HSN prepared by Wasserstein Perella on the basis of information provided by HSN's management (the "HSN Base Case"); (v) the historical and financial operating performance and future prospects of Silver King's 100%-owned television stations in the context of Silver King's business strategy, market position and current and prospective competition, with respect to each of the HSN Case, the Independent Stations Case and the Duopoly/LMA Case;
(vi) the historical and financial operating performance and future prospects of Silver King's minority-owned television stations in the context of Silver King's minority ownership position and the stations' market positions and current and prospective competition; (vii) Savoy's historical and financial operating performance and future prospects in the context of its business strategy, market position and current and prospective competition, taking into account the possible exercise and non-exercise of the Fox Option; (viii) each of HSN's, Silver King's and Savoy's size and asset mix; (ix) the potential public market trading value of HSN as a stand-alone entity; (x) publicly available commentary, research and valuation estimates of industry analysts; and (xi) Liberty's beneficial ownership of a majority of the voting and a substantial economic interests in HSN and an assumption that Liberty (through Liberty HSN) would not necessarily be a willing seller of its shares of HSN capital stock. Wasserstein Perella also noted that the HSN Merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Code, and assumed that the HSN Merger will so qualify. Wasserstein Perella also assumed that the Savoy Merger would qualify as a reorganization within the meaning of such Section.

     The financial analyses underlying the Wasserstein Perella Opinion are outlined in the Wasserstein Perella report and are summarized below. The report contains an implied exchange ratio range for the exchange of HSN Common Stock for Silver King Common Stock of 0.435-0.304 (pro forma for the Savoy Merger, assuming exercise of the Fox Option) and 0.445-0.276 (excluding the Savoy Merger, it having been noted by Wasserstein Perella, however, that completion of the Savoy Merger is a condition precedent to the obligations of the parties to the HSN Merger Agreement to consummate the HSN Merger). These exchange ratio ranges were derived from reference ranges for implied values per share of each of HSN and Silver King (both pro forma for and excluding the Savoy Merger), which were, in turn, derived from reference ranges of total enterprise value for each of HSN, Silver King and Savoy, in each case, based on Wasserstein Perella's judgment of the data analyzed. Wasserstein Perella performed three types of analyses in determining the total enterprise value of the three companies: a comparable company trading analysis; a comparable acquisitions analysis; and a discounted cash flow analysis. Wasserstein Perella also performed a pro forma merger analysis.

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As noted elsewhere in this description of the Wasserstein Perella Opinion, not all types of analyses were appropriate in analyzing all three companies or certain of their business segments.

     Each of these analyses, applied as described below, permitted Wasserstein Perella to arrive at reference ranges of enterprise value -- $975.0 million to $1,350.0 million for HSN, $464.0 million to $809.0 million for Silver King (pro forma for the Savoy Merger) and $340.0 million to $660.0 million for Silver King (excluding the Savoy Merger) -- and as a result reference ranges of implied value per share -- $9.46 to $13.06 for HSN, $21.74 to $42.95 for Silver King (pro forma for the Savoy Merger) and $21.27 to $47.30 for Silver King (excluding the Savoy Merger) -- implying the exchange ratio ranges mentioned above. Hence, Wasserstein Perella's analysis supports the conclusion in the Wasserstein Perella Opinion because the HSN Common Conversion Ratio is above these implied exchange ratio ranges (both pro forma for and excluding the Savoy Merger).

     Public Company Trading Analysis. As noted above, Wasserstein Perella analyzed HSN by business segment. With respect to HSN's HSC Business segment, Wasserstein Perella reviewed, analyzed and compared certain operating, financial, and trading information of the HSC Business and ValueVision International, Inc. ("ValueVision") and selected companies in the infomercial industry and analyzed trading multiples of QVC over the period of time just before Mr. Diller was appointed Chairman and Chief Executive Officer of QVC, in December 1992, to the time rumors first circulated regarding QVC's proposed merger with CBS, Inc. in June 1994. Wasserstein Perella determined that ValueVision's current trading data did not generate meaningful multiples because ValueVision is significantly smaller in size compared to the HSC Business in terms of its market capitalization and its relative revenues. Based on Wasserstein Perella's trading analysis of selected infomercial companies, which, like the HSC Business require, among other things, programming facilities, inventory management systems and customer management systems, Wasserstein Perella used a range of 7.0x to 8.0x estimated 1997 EBITDA to arrive at an implied enterprise value range for the HSC Business. Based on historical trading multiples of QVC for the time period mentioned above, Wasserstein Perella used a range of 6.0x to 8.0x estimated 1997 EBITDA to arrive at an implied enterprise value range for the HSC Business.

     With respect to HSN's Mail-Order/Lifeway Products segment, Wasserstein Perella analyzed selected comparable publicly traded companies in the mail order/catalog industry. Based on trading multiples for such companies, Wasserstein Perella used a range of 5.0x to 7.0x estimated 1997 EBITDA to arrive at an implied enterprise value for Mail Order/Lifeway Products. Wasserstein Perella did not identify any companies providing a basis for a comparable public company trading analysis of HSN's Vela Research or Internet Shopping Network segments.

     Wasserstein Perella did not identify any companies providing a basis for a comparable public company trading analysis of Silver King's 100%-owned television stations. Proportionate values for Silver King's minority-owned television stations were determined, in part, using a range of multiples of each station's estimated 1997 BCF, based on multiples for comparable publicly-traded companies, and then applying the 25% minority and liquidity related discount mentioned above.

     Wasserstein Perella analyzed Savoy by business segment. With respect to the Savoy Stations, Wasserstein Perella analyzed BCF multiples of selected publicly traded television broadcasting companies and, based on such multiples, used a range of 10.5x to 11.5x estimated 1997 BCF to arrive at an enterprise value range for each of Savoy's television stations. Wasserstein Perella did not apply a comparable publicly traded company analysis to Savoy's now suspended film operations or its McHale Videofilm segment.

     Precedent Merger and Acquisition Transactions. Wasserstein Perella reviewed and analyzed the Comcast/TCI acquisition of the 65.5% of QVC that they did not already own, the only acquisition comparable in size and scope to an acquisition of the HSC Business. Based on the $46 purchase price per share of QVC agreed upon in August 1994, Comcast and TCI paid approximately 9.5x QVC's estimated 1995 EBITDA. Based on its analysis of the QVC acquisition, Wasserstein Perella used a multiple of 9.5x the HSC Business's estimated 1997 EBITDA to arrive at an implied enterprise value for the HSC Business. Wasserstein Perella did not identify acquisitions comparable to HSN's other business segments.

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     Wasserstein Perella separately valued Silver King's 100%-owned and minority-owned television stations. Wasserstein Perella applied a comparable acquisitions analysis in valuing Silver King's 100%-owned television stations in the context of the Duopoly/LMA Case. Wasserstein Perella analyzed recent acquisitions of independent UHF television stations in major markets to arrive at a range of pre-tax "stick values" for each Silver King's 100%-owned stations. (A "stick value" is the value of a television station's ability to broadcast in its market without reference to its prior programming or measures such as multiples of EBITDA or free cash flow or other measures of prior performance.) A notable example is the August 1995 sale of WNYC-TV (a UHF channel and former public television station) to Dow Jones & Co., Inc. and ITT Corp. for approximately $207.0 million. Wasserstein Perella assigned pre-tax stick values to Silver King stations in markets where no acquisitions were identified based on market rank and size. Silver King's 26 LPTV stations were assigned an aggregate pre-tax stick value range of $5.0 to $10.0 million. Wasserstein Perella arrived at an after-tax enterprise value range for Silver King's 100%-owned stations in the Duopoly/LMA Case, using tax basis information provided by Silver King's management and a 38.0% tax rate. Wasserstein Perella determined that a comparable acquisition analysis was not appropriate in analyzing the 100%-owned stations in the HSN Case or the Independent Stations Case. Proportionate values for Silver King's minority-owned television stations were determined, in part, by using a range of multiples of 10.0x to 12.0x of each such station's estimated 1997 BCF, based on multiples for comparable acquisitions in the broadcasting industry, and then applying the 25% minority and liquidity related discount mentioned above (in cases where estimated EBITDA from which such estimated BCF was derived was available; it was not available for Silver King's recently-acquired minority-owned interests, in which cases a range of stick values was assumed for each such station).

     With respect to the Savoy Stations, Wasserstein Perella analyzed recent acquisitions of similar stations in the television broadcasting industry and, based on these precedent transactions, used a range of 11.0x to 13.0x estimated 1997 BCF to arrive at an enterprise value range for each of the Savoy Stations. Wasserstein Perella did not apply a comparable acquisitions analysis to Savoy's film operations segment or its McHale Videofilm segment.

     Discounted Cash Flow Analysis. Wasserstein Perella performed discounted cash flow analyses of each of HSN's business segments. The discounted cash flow analysis of the HSC Business is based on two different sets of financial projections for the HSC Business for the years 1997 through 2001: the HSN Management Case and the HSN Base Case. In performing its discounted cash flow analysis of the HSC Business, Wasserstein Perella considered various assumptions and applied valuation parameters that it deemed appropriate to the HSN Management Case and the HSN Base Case.

     In its report, Wasserstein Perella noted that the HSN Base Case, which it developed on the basis of information supplied by HSN's management, reflected lower revenue growth rates and EBITDA margins than the HSN Management Case, which was developed by HSN's management. Wasserstein Perella also highlighted certain assumptions that were common to its analysis of both the HSN Management Case and the HSN Base Case. Wasserstein Perella reviewed with HSN's management the prospects and risks associated with the HSC Business to arrive at appropriate discount rates and terminal year free cash flow perpetuity growth rates. Based on this review, Wasserstein Perella applied a discount rate range of 13.0% to 14.0% and a perpetuity growth rate range of terminal year free cash flows of 0.0% to 3.0% to arrive at an enterprise value range for the HSC Business in both the HSN Management Case and the HSN Base Case. In analyzing both cases, Wasserstein Perella assumed that the Affiliation Agreements and the HSC Business's other contracts with broadcasters would be renewed after 1997. However, Wasserstein Perella also examined a scenario for each case in which these contracts would not be renewed after 1997. In the report, Wasserstein Perella noted HSN management's belief that under a nonrenewal scenario there would be a sustainable increase in the HSC Business's cash flow because cost savings realized through elimination of contractually required payments would exceed revenues forgone as a result of nonrenewal. Wasserstein Perella also noted that renewal of the Affiliation Agreements and similar agreements with other broadcasters is not within HSN's control.

     Wasserstein Perella performed discounted cash flow valuation analyses of each of HSN's Vela Research, Internet Shopping Network and Mail-Order/Lifeway Products segments based on projections provided by HSN's management. Wasserstein Perella used a discount rate range of 12.0% to 14.0% and a perpetuity growth rate range of terminal year cash flow of 1.0% to 4.0% to arrive at an implied enterprise value range for

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Vela Research. It used a discount rate range of 15.0% to 17.0% and an exit multiple range of terminal year revenues of 2.0x to 4.0x to arrive at an enterprise value range for Internet Shopping Network. Terminal values using multiples of revenues (rather than EBITDA or free cash flow) were used in analyzing the Internet Shopping Network segment because it is expected by HSN's management to have negative EBITDA and negative free cash flow in 2001. Wasserstein Perella used a discount rate range of 12.0% to 13.0% and a perpetuity growth rate range of terminal year free cash flow of 1.0% to 4.0% to arrive at an implied enterprise value range for Mail Order/Lifeway Products.

     Wasserstein Perella applied a discounted cash flow analysis to the valuation of Silver King's 100%-owned stations in each of Silver King's three hypothetical, post-closing scenarios. In the context of the HSN Case, Wasserstein Perella used Silver King management's 1996 budget to develop projections for Silver King's 100%-owned stations from 1997 through 2001 and used a discount rate range of 9.0% to 10.0% and an exit multiple range of terminal year BCF of 8.0x to 10.0x to arrive at the enterprise value range for these stations in such context. The relatively low discount rates applied here reflect the relatively high degree of certainty of revenues in the HSN Case.

     Projections for the Independent Stations Case were developed by Wasserstein Perella on the basis of information supplied by Silver King's management. A discount rate range of 14.0% to 16.0% and an exit multiple range of terminal year BCF of 10.0x to 11.0x were used in determining the enterprise value range for the 100%-owned stations in the Independent Stations Case. The relatively high discount rates applied are intended by Wasserstein Perella to reflect the high level of uncertainty surrounding the creation of a new network (offset to some degree by Mr. Diller's track record with Fox and QVC).

     Projections for the Duopoly/LMA Case were also developed by Wasserstein Perella on the basis of information supplied by Silver King's management. A discount rate range of 12.0 % to 14.0% and an exit multiple range of terminal year BCF of 10.0x to 11.0x were employed by Wasserstein Perella in arriving at an enterprise value range in this case.

     The analysis in each of the Independent Stations Case and the Duopoly/LMA Case excludes any value for Silver King's LPTV stations which were assigned an aggregate stick value range of $5.0 to $10.0 million.

     Wasserstein Perella applied a discounted cash flow analysis to each of Savoy's three business segments. For the Savoy Stations, Wasserstein Perella developed projections for each of the Savoy Stations based on an average of "estimated" and "downside" individual station BCF estimates provided by Savoy's management for the second half of 1996. Wasserstein Perella slightly reduced Savoy management's estimates to arrive at 1997 and 1998 BCF estimates. Wasserstein Perella used a discount rate range of 10.0% to 12.0% and an exit multiple range of terminal year BCF of 10.0x to 11.0x to arrive at an enterprise value range for each of the Savoy Stations. The discounted cash flow analysis of Savoy's film operations is based on Savoy management's after-tax cash flow estimates for 1997 and 1998. No value was assigned to management's expected $10.0 to $20.0 million of cash flow after 1998 because of Wasserstein Perella's view of the high degree of uncertainty of Savoy receiving such payments. A discount rate range of 8.0% to 12.0% was applied to the 1997 and 1998 projected cash flow. Such relatively low discount rates were used because Savoy management informed Wasserstein Perella that these payments are largely guaranteed. Wasserstein Perella developed projections for McHale Videofilm for 1997 through 2001 based on information supplied by Savoy's management. Wasserstein Perella used a discount rate range of 10.0% to 12.0% and a perpetuity growth rate range of terminal year cash flow of 1.0% to 4.0% to arrive at an implied enterprise value range for McHale Videofilm.

     Pro Forma Combination Analysis. Wasserstein Perella also analyzed the pro forma effects of the HSN Merger assuming a closing on January 1, 1997. In performing its pro forma analysis Wasserstein Perella used HSN Base Case projections for HSN (without giving effect to the nonrenewal of the Affiliation Agreements or other broadcasting contracts), projections for Silver King (pro forma for the Savoy Merger) based on the HSN Case in respect of Silver King's 100%-owned television stations and projections for Savoy which were developed by Wasserstein Perella based on management supplied information which assume exercise of the Fox Option.

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     Wasserstein Perella's analysis, as set forth in its report, shows that prior to giving effect to the HSN Merger, HSN's estimated EBITDA per HSN common equivalent share for 1997, 1998 and 1999, prior to giving effect to the HSN Merger, would be $0.98, $1.27 and $1.45, respectively, and Silver King's estimated EBITDA per HSN common equivalent share for each such year, after giving effect to the HSN Merger and the Savoy Merger, would be $1.11, $1.31 and $1.31, respectively. The analysis also shows that HSN's earnings per HSN common equivalent share for 1997, 1998 and 1999, prior to giving effect to the mergers, would be $0.40, $0.56 and $0.68 and that Silver King's earnings per HSN common equivalent share for such years, after giving effect to the mergers, would be ($0.01), $0.11 and $0.12, respectively.

     In addition to the above outlined analyses, Wasserstein Perella performed such other valuation analyses as it deemed appropriate in determining the fairness to the HSN public stockholders (excluding Liberty and its affiliates) of the HSN Common Conversion Ratio from a financial point of view. Wasserstein Perella concluded that, in its judgment, including the full range of its analyses described above, the HSN Common Conversion Ratio was fair from a financial point of view to the holders of HSN Common Stock other than Liberty and its affiliates.

     Wasserstein Perella is an investment banking firm engaged, among other things, in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings and secondary distributions of listed and unlisted securities and private placements. Wasserstein Perella was selected to render its opinion regarding the fairness of the consideration to be received by the HSN public stockholders in the HSN Merger because it is a nationally recognized investment banking firm and because of its experience in the valuation of companies.

     Terms of Wasserstein Perella's Engagement. Pursuant to the terms of an engagement letter, dated as of August 15, 1996, HSN agreed to pay Wasserstein Perella a retainer fee of $50,000 upon execution of the engagement letter and an additional fee amounting to $250,000 upon Wasserstein Perella's rendering of an opinion to the HSN Special Committee as to the fairness of the HSN Common Conversion Ratio to the HSN public stockholders other than Liberty and its affiliates (or upon informing the HSN Special Committee of its inability to render the opinion). HSN also agreed to reimburse Wasserstein Perella for its out-of-pocket expenses, including reasonable fees and disbursements of its counsel. HSN agreed to indemnify Wasserstein Perella and its affiliates, their respective directors, officers, partners, agents and employees and each person, if any, controlling Wasserstein Perella or any of its affiliates against certain liabilities and expenses, including certain liabilities under the federal securities laws, relating to or arising out of such engagement.

  Opinions of First Boston, Financial Advisor to Silver King

     Silver King retained First Boston on November 10, 1995 to provide certain investment banking advice and services in connection with a possible acquisition of the TCI HSN Shares, including rendering its opinion as to the fairness to Silver King from a financial point of view of the consideration to be paid by Silver King pursuant to the Silver King/BDTV Exchange Agreement. See also
"-- Interests of Certain Persons in the HSN Transactions; Conflicts of
Interest -- Allen & Company Investment Banking Relationship." At the November 27, 1995 meeting of the Silver King Board of Directors, representatives of First Boston made a presentation with respect to the TCI HSN Shares Acquisition and rendered an oral opinion to the Silver King Board, subsequently confirmed in writing as of the same date, that, as of such date, based upon the facts and circumstances as they existed at the time, and subject to certain assumptions, factors and limitations set forth in such opinion, the consideration to be paid by Silver King pursuant to the Silver King/BDTV Exchange Agreement was fair from a financial point of view to Silver King. No limitations were imposed by the Silver King Board upon First Boston with respect to the investigations made or procedures followed by it in rendering its opinion with respect to the TCI HSN Shares Acquisition.

     Silver King retained First Boston in July 1996 to provide certain investment banking advice and services in connection with the HSN Transactions, including rendering its opinion as to the fairness to Silver King from a financial point of view of the consideration to be paid by Silver King pursuant to the HSN Merger Agreement. See also "-- Interests of Certain Persons in the HSN Transactions; Conflicts of Interest -- Allen & Company Investment Banking Relationship." At the August 25, 1996 meeting of the Silver King Board of

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Directors, representatives of First Boston made a presentation with respect to the HSN Transactions and rendered an oral opinion to the Silver King Board, subsequently confirmed in writing as of the same date, that, as of such date, based upon the facts and circumstances as they existed at the time, and subject to certain assumptions, factors and limitations set forth in such opinion, the consideration to be paid by Silver King pursuant to the HSN Merger Agreement was fair from a financial point of view to Silver King. No limitations were imposed by the Silver King Board upon First Boston with respect to the investigations made or procedures followed by it in rendering its opinions.

     THE FULL TEXT OF FIRST BOSTON'S WRITTEN OPINION IN CONNECTION WITH THE HSN TRANSACTIONS DATED AUGUST 25, 1996, WHICH SETS FORTH, AMONG OTHER THINGS, ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN, IS ATTACHED AS APPENDIX D TO THIS JOINT PROXY STATEMENT/PROSPECTUS. FIRST BOSTON'S OPINION IS DIRECTED TO THE SILVER KING BOARD, ADDRESSES ONLY THE FAIRNESS TO SILVER KING FROM A FINANCIAL POINT OF VIEW OF THE CONSIDERATION TO BE PAID BY SILVER KING PURSUANT TO THE HSN MERGER AGREEMENT AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY SILVER KING STOCKHOLDER AS TO HOW SUCH STOCKHOLDER SHOULD VOTE AT THE SILVER KING MEETING. THE OPINION WAS RENDERED TO THE SILVER KING BOARD FOR ITS CONSIDERATION IN DETERMINING WHETHER TO APPROVE THE HSN MERGER AGREEMENT. THE DISCUSSION OF THE OPINION IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE OPINION ATTACHED AS APPENDIX D TO THIS JOINT PROXY STATEMENT/PROSPECTUS. SILVER KING STOCKHOLDERS ARE URGED TO READ THIS OPINION CAREFULLY AND IN ITS ENTIRETY.

     In connection with its opinions regarding the TCI HSN Shares Acquisition and the HSN Merger Agreement, First Boston reviewed certain publicly available financial information concerning Silver King and HSN and certain internal analyses and other information furnished to it by Silver King and HSN. First Boston held discussions with the members of the senior managements of Silver King and HSN regarding the businesses and prospects of those companies. In addition, First Boston (i) reviewed the historical reported prices and trading information for the common stock of both Silver King and HSN; (ii) compared certain financial information for both Silver King and HSN with similar information for certain companies whose securities are publicly traded; (iii) compared certain stock market information and valuations for both Silver King and HSN with similar information for certain companies whose securities are publicly traded; (iv) reviewed the financial terms of certain recent business combinations which it deemed comparable in whole or in part; (v) reviewed the terms of the Silver King/BDTV Exchange Agreement and the HSN Merger Agreement and certain related documents; and (vi) performed such other studies and analyses and considered other such factors as First Boston deemed appropriate. In connection with its opinions regarding the Silver King/BDTV Exchange Agreement and the HSN Merger Agreement, First Boston reviewed, to the extent it deemed relevant, similar information with respect to Savoy in view of the proposed November Savoy Merger and Savoy Merger, respectively, and the fact that consummation of the Savoy Merger is a condition to consummation of the HSN Merger.

     In conducting its reviews and arriving at its opinions, First Boston did not assume responsibility for independent verification of the accuracy and completeness of the information that it reviewed and relied upon for purposes of rendering its opinions. With respect to the financial projections of Silver King and HSN, including estimates of potential synergies for the combined company, and other information relating to the prospects of Silver King and HSN provided to First Boston by each company, First Boston assumed that such projections and other information were reasonably prepared and reflected the currently available judgments and estimates of the respective managements of Silver King and HSN as to the likely future financial performances of their respective companies and of the combined entity. Although First Boston made the foregoing assumptions concerning the financial projections and other information, in the course of its due diligence, First Boston reviewed certain of these assumptions with the respective managements of Silver King and HSN to confirm that the assumptions appeared to have a reasonable basis. The financial projections of Silver King and HSN that were provided to First Boston were utilized and relied upon by First Boston in the Contribution Analysis, Pro Forma Operating Cash Flow Analysis, Pro Forma Operating Cash Flow Less Interest Expense Analysis, and Pro Forma Earnings Analysis summarized below. In addition, First Boston did not assume responsibility for making, and was not provided with, an independent evaluation or appraisal of the assets of Silver King or HSN, nor did it make any physical inspection of the properties or assets of Silver King

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

or HSN. First Boston's opinions are based on market, economic and other conditions as they existed and could be evaluated as of the respective date of the opinion letters. Such conditions include, without limitation, the condition of the United States stock markets, particularly in the communications, media and electronic retailing industries, and the current level of economic activity.

     The following is a summary of the report presented by First Boston in connection with rendering its opinion regarding the HSN Merger Agreement to the Board on August 25, 1996 (the "First Boston HSN Report"). The First Boston HSN Report is filed as an exhibit to the Schedule 13E-3 and as Appendix D to this Joint Proxy Statement/Prospectus, and the summary set forth below does not purport to be a complete description of such report or of First Boston's opinion in connection with the HSN Merger Agreement.

     Historical Stock Price Performance. First Boston provided an updated review of the per share market prices for each of the Silver King Common Stock and HSN Common Stock from November 27, 1995 (the date of the public announcement of the TCI HSN Shares Acquisition) to August 21, 1996 (third to the last trading day prior to the August 25, 1996 Silver King Board meeting). First Boston noted that the market price of Silver King Common Stock had declined 16% from November 27, 1995 to August 21, 1996, while the market price of HSN Common Stock had increased 12% over the same period. First Boston also reviewed and analyzed 30, 60 and 90 day average exchange ratios for the HSN Common Stock and Silver King Common Stock over the 180 trading-days between December 6, 1995 and August 21, 1996.

     Referring to the report presented by First Boston in connection with rendering its opinion regarding the TCI HSN Shares Acquisition to the Silver King Board on November 27, 1995, First Boston reviewed the per share market prices for each of the Silver King Common Stock and HSN Common Stock from November 21, 1994 to November 22, 1995. First Boston noted that the market price of Silver King Common Stock had risen significantly between August 24, 1995, the date on which Mr. Diller became Chairman of the Board and Chief Executive Officer of Silver King, and November 22, 1995. First Boston further noted that the market price of HSN Common Stock had declined substantially from August 24, 1995 through November 22, 1995 and has generally risen since November 27, 1995, the date on which Mr. Diller became Chairman of the Board of HSN. This information was presented to give the Silver King Board background information regarding the respective stock price performance of Silver King and HSN over the periods indicated.

     Calculation of Implied Purchase Price and Implied Purchase Price Multiples. First Boston calculated the implied aggregate purchase price of HSN to be a range of approximately $1,375 million to $1,399 million based on the terms of the proposed HSN Transactions (i.e., the range equaled (i) the implied aggregate purchase price calculated as the market value of the Silver King Common Stock as of August 21, 1996 that would be issued in the event that all outstanding shares of HSN Common Stock and HSN Class B Common Stock were acquired pursuant to the economic terms of the HSN Transactions, adjusted to reflect the net debt on HSN's balance sheet and (ii) the implied aggregate purchase price calculated in (i) above adjusted for the possible issuance of additional shares of Silver King Common Stock pursuant to the tax gross-up provision relating to the FCC Issuance Approval provisions of the Contingent Rights). First Boston analyzed and reviewed certain multiples for HSN's implied purchase price range relative to (i) HSN's 1996 estimated EBITDA or operating cash flow (19.6x to 19.9x) and (ii) HSN's 1997 estimated operating cash flow (10.8x to 11.0x).

     Methodology to Ascertain Fairness. First Boston's determination that the consideration to be paid by Silver King pursuant to the HSN Merger Agreement is fair from a financial point of view to Silver King began with an assessment of the intrinsic equity value per share of HSN prior to the HSN Transactions. For purposes of its opinion, First Boston assumed the intrinsic equity value per share of HSN to equal the asset value of HSN in its entirety less total net debt divided by all HSN shares outstanding prior to the HSN Transactions. A description of the methodologies used to determine the asset value (or enterprise value) of HSN is presented below. The assessment that the consideration to be paid by Silver King pursuant to the HSN Merger Agreement is fair to Silver King from a financial point of view was based on a comparison of HSN's intrinsic equity value per share to the value of the consideration being paid to HSN shareholders in the HSN Transactions (i.e., 0.45 of a share of Silver King Common Stock and 0.54 of a share of Silver King Class B Stock for each share of HSN Common Stock and HSN Class B Common Stock, respectively).

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

     Financial and Operating Characteristics of HSN; Valuation of HSN. First Boston reviewed and analyzed HSN's operating and financial performance on an historical and forecasted basis, deriving an aggregate asset value for HSN and adjusting for net debt in order to arrive at HSN's total intrinsic equity value. Such analyses produced an equity valuation of HSN between $957 million to $1.598 billion, or $10.40 to $17.37 per share of HSN Common Stock. This analysis did not give any positive effect to the possible effect of the potential future tax benefits to HSN for its net operating losses.

     Discounted Cash Flow Analysis. First Boston reviewed and analyzed three scenarios relating to the projected revenues, operating cash flow and unlevered free cash flow of HSN over the eleven fiscal years beginning in 1996. The three scenarios include the "Management Case," "Conversion Case" and "Downside Case." The Management Case is based on HSN management's projections, which assume Silver King and other broadcasters renew affiliation agreements with HSN and continue carriage of HSN programming after 1997. The Conversion Case assumes (i) HSN management's projections for 1996 and 1997 and (ii) Silver King and other broadcasters do not renew affiliation agreements with HSN and terminate carriage of HSN programming after 1997 (resulting in special one-time charges in 1997 and 1998 to continue cable carriage under selected cable affiliation agreements and increased operating cash flow compared to HSN management's projections in 1998 and beyond primarily due to elimination of broadcasting fees) and (iii) higher capital expenditures compared to management's projections. The Downside Case assumes (i) HSN management's projections for 1996 and 1997 and (ii) lower operating cash flow margins in 1998 and beyond compared to management's projections and (iii) higher capital expenditures in 1998 and beyond compared to management's projections. The discounted cash flow analysis, using certain assumptions regarding the cost of capital and the terminal multiple of EBITDA attempts to assign a present value to the company's assets based on the unlevered free cash flows generated by those assets. Based on this analysis, First Boston concluded, using a discount rate ranging from 13% to 14% and terminal value multiples ranging from 7.0x to 9.0x operating cash flow that the enterprise value range of HSN was approximately $1.058 billion to $1.699 billion, or $10.40 to $17.37 equity value per share of HSN. Due to a variety of dynamic factors, including the turnaround nature of HSN and the possible disengagement of HSN's broadcast households in 1998 in the event of the termination of the affiliation agreements with broadcasters, the discounted cash flow analysis is well-suited to take these dynamic factors into account. As a result, First Boston weighed this analysis more heavily than the other valuation methodologies described below.

     Comparable Company Analysis. First Boston reviewed and compared certain actual and estimated financial, operating and stock market information of HSN and selected companies in the electronic retailing industry. First Boston noted that HSN's largest competitor, QVC, was no longer a public company and therefore stock market information of QVC was not available; however, prior to the announcement of its acquisition in July 1994, QVC traded publicly at approximately 9.0x to 10.0x forward operating cash flow. Electronic retailing companies included HSN, ValueVision and Shop at Home, Inc. ("Shop at Home") (collectively, the "Selected HSN Comparables"). First Boston compared enterprise values as a multiple of 1996 and 1997 estimated operating cash flow and revenue for each of the Selected HSN Comparables. Specifically, the Selected HSN Comparables traded at the following multiple (i) 13.9x to 15.8x 1996 estimated operating cash flow, with a mean of 14.7x, (ii) 8.7x 1997 estimated operating cash flow, (iii) 0.9x to 1.2x 1996 estimated revenue, with a mean of 1.0x and
(iv) 0.8x 1997 estimated revenue. After comparing the business profiles of HSN, ValueVision and Shop at Home, First Boston determined that neither ValueVision nor Shop at Home is substantially similar to HSN in terms of financial performance, maturity or market size. Therefore, First Boston multiplied HSN's 1997 estimated operating cash flow by an appropriate range of multiples (i.e., 8.5x to 11.0x) based on the trading performance of HSN and QVC (prior to the announcement of its acquisition in July 1994). This comparable company analysis resulted in an asset valuation range for HSN in aggregate of approximately $1.082 billion to $1.400 billion, representing an equity value per share of approximately $10.66 to $14.12.

     Comparable Transaction Analysis. Using publicly available information, First Boston analyzed the purchase prices and multiples paid in selected merger or acquisition transactions in the electronic retailing industry. Transactions in the electronic retailing industry included (in chronological order of public announcement): (i) CVN Companies, Inc./QVC (10/89); (ii) HSN/Liberty (purchase of HSN Class B Common

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Stock) (12/92); (iii) HSN/Liberty (purchase of HSN Common Stock) (4/93); and
(iv) QVC/Comcast/Liberty (8/94) (collectively, the "Selected HSN Transactions"). First Boston compared enterprise purchase prices as a multiple of latest available 12-month sales and operating cash flow for each of the Selected HSN Transactions. Specifically, the Selected HSN Transactions yielded a multiple range of 8.3x to 11.0x latest 12-month operating cash flow, with a mean of 10.0x. First Boston discounted this range back one year at 13% to 14% to yield an estimated multiple range of 7.3x to 9.6x 1997 estimated operating cash flow. First Boston derived the appropriate valuation range for HSN by comparing HSN's business to those of the acquired companies in the Selected HSN Transactions. After determining which acquired company best matched the business profile of HSN and also examining the qualitative aspects of the relevant precedent transactions, First Boston multiplied HSN's 1997 estimated operating cash flow by an appropriate range of multiples (i.e., 8.8x to 9.6x) based on the valuation multiples implied by the most comparable Selected HSN Transactions. This comparable transaction analysis resulted in an asset valuation range for HSN of approximately $1.120 billion to $1.222 billion, representing an equity value per share of approximately $11.08 to $12.18.

     Summary Valuation. The discounted cash flow analysis, comparable company analysis and comparable transaction analysis for HSN's operations resulted in an aggregate enterprise valuation (asset value) range for HSN of approximately $1.058 billion to $1.699 billion. After adjusting for net debt, this analysis resulted in a total equity valuation range for HSN of approximately $957 million to $1.598 billion, or $10.40 to $17.37 per share.

     Contribution Analysis. First Boston analyzed the relative contributions of each of Silver King, Savoy and HSN to the pro forma income statement of the combined company, based on managements' projections for their respective companies. This analysis showed that, on a pro forma combined basis, based on the 12-month period ending December 31, 1997 for Silver King, Savoy and HSN, Silver King, Savoy and HSN would account for approximately 3%, 4% and 93%, respectively, of the combined company's pro forma estimated revenue and approximately 13%, 13%, 73%, respectively, of the combined company's pro forma estimated operating cash flow.

     The contribution analysis further indicated that current Silver King stockholders would have an approximate 17% economic stake and approximate 20% voting stake in the combined company, that Savoy stockholders would have an approximate 7% economic stake and 3% voting stake in the combined company and that HSN stockholders (including the interest represented by the TCI HSN Shares) would have an approximate 76% economic stake and 77% voting stake (assuming that all outstanding shares of HSN Common Stock and HSN Class B Common Stock were acquired pursuant to the economic terms of the HSN Transactions and adjusted for the possible issuance of additional shares of Silver King Common Stock pursuant to the tax gross-up provision relating to the Contingent Rights). The contribution analysis indicated that current Silver King stockholders would have an economic stake in excess of the contribution to each of the pro forma estimated 1997 revenue and operating cash flow of the combined company by the current business of Silver King.

     First Boston also considered the contribution of each of the current Silver King business, Savoy and HSN to projected operating cash flow per share, operating cash flow less interest expense per share and earnings per share for each of the five years ending December 1996 through December 2000, together with the accretive or dilutive effects of each of the Savoy Merger and HSN Transactions (and both transactions together) on the earnings per share of Silver King Common Stock. These analyses were computed assuming that all outstanding shares of HSN Common Stock and HSN Class B Common Stock were acquired pursuant to the economic terms of the HSN Transactions and adjusted for the possible issuance of additional shares of Silver King Common Stock pursuant to the tax gross-up provision relating to the Contingent Rights.

     Pro Forma Operating Cash Flow Analysis. First Boston analyzed certain pro forma effects of the Savoy Merger and the HSN Transactions based on Silver King, Savoy and HSN respective management's projections of the operating cash flow of the combined company. Based on such analysis, First Boston computed the resulting dilution/accretion to Silver King's operating cash flow per share estimate for each of the years ending December 1996 through December 2000, pursuant to the Savoy Merger and the HSN

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Transactions after taking into account estimated potential cost savings and other synergies that Silver King could achieve if the Savoy Merger and the HSN Transactions were consummated and before certain nonrecurring costs. This analysis indicated that the Savoy Merger would be approximately 12%, 39%, 52%, 52% and 52% accretive to Silver King's operating cash flow per share for the years ending December 1996 through December 2000, respectively. First Boston also noted that the HSN Transactions would be approximately 26% dilutive, 17% accretive, 42% accretive, 62% accretive and 75% accretive to Silver King's operating cash flow per share for the years ending December 1996 through December 2000, respectively. In addition, First Boston computed the aggregate resulting dilution/accretion to Silver King's operating cash flow per share assuming that both the Savoy Merger and the HSN Transactions are consummated. Both transactions in the aggregate would be approximately 21% dilutive, 25% accretive, 51% accretive, 70% accretive and 82% accretive to Silver King's operating cash flow per share for the years ending December 1996 through December 2000, respectively.

     Pro Forma Operating Cash Flow Less Interest Expense Analysis. First Boston analyzed certain pro forma effects of the Savoy Merger and the HSN Transactions based on Silver King, Savoy and HSN respective management's projections of the operating cash flow less interest of the combined company. Based on such analysis, First Boston computed the resulting dilution/accretion to Silver King's operating cash flow less interest per share estimate for each of the years ending December 1996 through December 2000, pursuant to the Savoy Merger and the HSN Transactions after taking into account estimated potential cost savings and other synergies that Silver King could achieve if the Savoy Merger and the HSN Transactions were consummated and before certain nonrecurring costs. This analysis indicated that the Savoy Merger would be approximately 28% dilutive, 11% accretive, 28% accretive, 29% accretive and 31% accretive to Silver King's operating cash flow less interest per share for the years ending December 1996 through December 2000, respectively. First Boston also noted that the HSN Transactions would be approximately 8% dilutive, 46% accretive, 69% accretive, 82% accretive and 87% accretive to Silver King's operating cash flow less interest per share for the years ending December 1996 through December 2000, respectively. In addition, First Boston computed the aggregate resulting dilution/accretion to Silver King's operating cash flow per share assuming that both the Savoy Merger and the HSN Transactions are consummated. Both transactions in the aggregate would be approximately 15% dilutive, 44% accretive, 70% accretive, 82% accretive and 87% accretive to Silver King's operating cash flow less interest per share for the years ending December 1996 through December 2000, respectively.

     Pro Forma Earnings Analysis. First Boston analyzed certain pro forma effects of the Savoy Merger and the HSN Transactions based on Silver King, Savoy and HSN respective management's projections of the earnings of the combined company. Based on such analysis, First Boston computed the resulting dilution/accretion to Silver King's earnings per share (EPS) estimate for each of the years ending December 1996 through December 2000, pursuant to the Savoy Merger and the HSN Transactions after taking into account estimated potential cost savings and other synergies that Silver King could achieve if the Savoy Merger and the HSN Transactions were consummated and before certain nonrecurring costs. This analysis indicated that the Savoy Merger would be approximately 224% dilutive, 60% dilutive, 22% accretive, 32% accretive and 38% accretive to Silver King's EPS for the years ending December 1996 through December 2000, respectively. First Boston also noted that the HSN Transactions would be approximately 146% dilutive, 63% accretive, 106% accretive, 122% accretive and 141% accretive to Silver King's EPS for the years ending December 1996 through December 2000, respectively. In addition, First Boston computed the aggregate resulting dilution/accretion to Silver King's EPS assuming that both the Savoy Merger and the HSN Transactions are consummated: both transactions in the aggregate would be approximately 492% dilutive, 134% dilutive, 46% dilutive, 0% accretive and 29% accretive to Silver King's EPS for the years ending December 1996 through December 2000, respectively. The actual operating results or financial position achieved by the combined company may vary from the projected results, and the variations may be material. In addition, there can be no assurance that the combined company will be able to realize savings and synergies in the amounts identified by management, or at all, following either the Savoy Merger or the HSN Merger.

     No company used in the analysis of other publicly traded companies nor any transaction used in the analysis of selected mergers and acquisitions summarized above is identical to Silver King, HSN or the HSN

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Transactions. Accordingly, such analyses must take into account differences in the financial and operating characteristics of the Selected HSN Comparables and the companies in the Selected HSN Transactions and other factors that could affect the public trading value and acquisition value of the Selected HSN Comparables and the Selected HSN Transactions, respectively. For further information regarding First Boston's opinion and analysis with respect to the Savoy Merger, see "Savoy Merger and Related Transactions -- Opinions of Certain Financial Advisors -- Opinions of First Boston, Financial Advisor to Silver King."

     While the foregoing summary describes all material analyses and factors in the First Boston HSN Report, it is not a comprehensive description of all analyses and factors considered by First Boston. The preparation of a fairness opinion is a complex process that involves determination of the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. First Boston believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of its analyses, without considering all analyses, or selecting portions of the above summary, without considering all factors and analyses, would create an incomplete view of the process underlying the analyses performed and factors considered set forth in the First Boston opinion with respect to the HSN Transactions and the First Boston HSN Report. In performing its analyses, First Boston considered general economic, market and financial conditions and other matters, many of which are beyond the control of Silver King, Savoy or HSN. Such factors as to industry conditions include, without limitation, change in domestic cable penetration, alterations to FCC "must-carry" rules and other communications and media-related legislation, growth in demand for electronic retailing services and competition in the cable programming sector. The analyses performed by First Boston are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than those suggested by such analyses. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty. Additionally, analyses relating to the value of a business do not purport to be appraisals or to reflect the prices at which the business actually may be sold. Furthermore, no opinion is being expressed as to the prices at which shares of Silver King Common Stock may trade at any future time.

     For information regarding certain fees and expenses paid to, and indemnification of, First Boston in connection with its services rendered to Silver King as financial advisor, see "Savoy Merger and Related
Transactions -- Opinions of Certain Financial Advisors -- Opinions of First Boston, Financial Advisor to Silver King." Except as described above, First Boston has received no compensation in connection with any investment banking service provided to Silver King within the last two years.

     The Board of Directors of Silver King retained First Boston to act as its advisor based upon First Boston having provided investment banking services to Silver King from time to time and based upon First Boston's qualifications, experience and expertise. First Boston is an internationally recognized investment banking firm and, as a customary part of its investment banking business, is engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, private placements and valuations for corporate and other purposes. First Boston may actively trade the equity securities of Silver King, Savoy and HSN for its own account and for the account of its customers and accordingly may at any time hold a long or short position in such securities. First Boston regularly publishes research reports regarding the communications, media and electronic retailing industries and the businesses and securities of publicly traded companies in the communications, media and electronic retailing industries. In addition, First Boston has in the past performed investment banking services for HSN.

                                    * * * *

     Copies of Wasserstein Perella's and First Boston's written opinion to the HSN Special Committee and the Silver King Board, respectively, are attached as Appendices F and D to this Joint Proxy Statement/Prospectus. Wasserstein Perella's and First Boston's written presentations to the HSN Special Committee and to the Silver King Board, respectively, have been filed as exhibits to the
Schedule 13E-3. Copies of such presentations will be made available for inspection and copying at the principal executive offices of HSN during regular business hours by any interested stockholder of HSN, or his representative who has been so designated in writing. The summaries set forth above do not purport to be a complete description of either such advisor's respective analyses, including those set forth as exhibits to the
Schedule 13E-3, or such advisor's presentations to the HSN Special Committee or the Silver King Board, as the case may be. Each of Wasserstein Perella and First Boston believes that its respective analyses must be considered as a whole and that selecting portions of these analyses and of the factors considered by it, without considering all factors and analyses, could create an incomplete view of the processes underlying its respective opinion. In their respective analyses, each of Wasserstein Perella and First Boston made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond HSN's or Silver King's control. Any estimates contained therein are not necessarily indicative of actual values, which may be significantly more or less favorable than as set forth therein. Estimates of value of companies do not purport to be appraisals or necessarily reflect the prices at which companies may actually be sold. Because such estimates are inherently subject to uncertainty, none of HSN, Silver King, Savoy, Thames, House, TCI, Mr. Diller or any other person assumes responsibility for their accuracy.

INTERESTS OF CERTAIN PERSONS IN THE HSN TRANSACTIONS; CONFLICTS OF INTEREST

     The interests of certain persons and entities described in this section may mean that such persons and/or entities have interests in the HSN Merger which may not be identical to the interests of other HSN stockholders or Silver King stockholders, as the case may be.

  Affiliation of HSN Directors with TCI and Mr. Diller

     Two of the eight members of the HSN Board of Directors are executive officers and/or directors of TCI and/or Liberty, a wholly-owned subsidiary of TCI. Mr. Diller is Chairman of the HSN Board and Chairman of the Silver King Board and Chief Executive Officer of Silver King. In addition, one member of the HSN Board of Directors is also the managing general partner of an entity in which TCI indirectly owns a substantial equity interest.

     Each of Mr. Diller and the two representatives of TCI who are members of the HSN Board participated in the meeting of the HSN Board at which the recommendation of the HSN Special Committee was considered but none of them voted upon any matter relating to the HSN Transactions other than to approve the formation of the HSN Special Committee.

     See "-- Background."

  Ownership of HSN Stock and HSN Options

     Liberty HSN, an indirect wholly-owned subsidiary of TCI, owns the TCI HSN Shares, which, as of the HSN Record Date, represent approximately 41% of the outstanding equity of HSN and approximately 80% of the combined outstanding voting power of HSN with respect to matters on which the holders of HSN Common Stock and HSN Class B Common Stock vote together as a single class.

     Based on information provided by HSN, the following table sets forth the number of shares of HSN Common Stock and HSN Options, and the percentage of HSN Common Stock, on a fully diluted basis, and the percentage of outstanding shares of HSN Common Stock and HSN Class B Common Stock (the "HSN Stock"), on a fully
diluted basis, beneficially owned, as of [            ], 1996, by each executive
officer and director of HSN who owns any HSN Common Stock or HSN Options and by all executive officers and directors of HSN as a group. Other than the individuals named below, no executive officer or director of HSN owns any shares of HSN Stock or HSN Options.

                                                                                               PERCENT OF
            NAME OF DIRECTOR                                                  PERCENT OF          HSN
              OR EXECUTIVE                  SHARES OF                           CLASS            STOCK
               OFFICER OF                      HSN               HSN         BENEFICIALLY     BENEFICIALLY
                   HSN                     COMMON STOCK      OPTIONS(1)         OWNED            OWNED
-----------------------------------------  ------------      -----------     ------------     ------------
Peter R. Barton..........................       6,250(2)              0              *%               *%
Robert R. Bennett........................      14,500(3)              0              *                *
Barry Diller.............................     100,000         3,325,000            4.5              1.2
Brian F. Feldman.........................       7,509(4)         12,000              *                *
James G. Gallagher.......................           0                 0              *                *
James G. Held............................          46           625,000            3.4                *
Leo J. Hindery, Jr.......................           0            91,668              *                *
Honore A. LeBrun, III....................         122            60,000              *                *
Kevin J. McKeon..........................       4,502(4)         60,800              *                *
Mary Ellen Pollin........................         134            10,000              *                *
Gen. H. Norman Schwarzkopf...............           0             1,668              *                *
Eli J. Segal.............................           0             1,668              *                *
                                                =====             =====          =====            =====
                                              133,063         4,187,804            7.9%             1.2%

---------------
 *  Less than 1%.

(1) Does not include options to purchase the following number of shares of HSN Common Stock (none of which will be vested within 60 days from the date of this Joint Proxy Statement/Prospectus): Mr. Diller - 9,975,000, Mr. Feldman - 12,000, Mr. Gallagher - 35,000, Mr. Held - 1,875,000, Mr.
    Hindery - 3,332, Mr. LeBrun - 40,000, Mr. McKeon - 45,200, Ms.
    Pollin - 40,000, Gen. Schwarzkopf - 53,332 and Mr. Segal - 3,332.

(2) Includes HSN Debentures held by Mr. Barton which are convertible at the option of the holder into 6,250 shares of HSN Common Stock at $12.00 per share, subject to certain adjustments.

(3) Includes HSN Debentures held by Mr. Bennett which are convertible at the option of the holder into 12,500 shares of HSN Common Stock at $12.00 per share, subject to certain adjustments.

(4) Includes, with respect to Mr. Feldman, 2,000, and with respect to Mr. McKeon, 1,000 unvested shares of HSN Common Stock awarded pursuant to HSN's 1990 Executive Stock Award Program.

     The following table sets forth the number of shares of HSN Common Stock and HSN Class B Common Stock and HSN Options, and the percentage of HSN Common Stock, on a fully diluted basis, and the percentage of outstanding HSN Stock, on a fully diluted basis, beneficially owned, as of [ ], 1996, by each executive officer and director of TCI and Silver King who owns any HSN Common Stock or HSN Options and by all executive officers and directors of TCI and Silver King as a group. Other than the individuals named below, no executive officer or director of TCI or Silver King owns any shares of HSN Stock or HSN Options.

                                                                                   SHARES
                                                                     PERCENT OF    OF HSN    PERCENT OF
         NAME OF DIRECTOR                                               HSN        CLASS        HSN
           OR EXECUTIVE              SHARES OF                      COMMON STOCK     B         STOCK
        OFFICER OF TCI OR               HSN                         BENEFICIALLY   COMMON   BENEFICIALLY
           SILVER KING              COMMON STOCK      HSN OPTIONS      OWNED       STOCK       OWNED
----------------------------------  ------------      -----------   ------------   ------   ------------
Peter R. Barton...................       6,250(1)                            *%                     *%
Robert A. Naify...................      13,000                               *                      *
Lia Afriat-Hernandez..............                        1,800              *                      *
                                         =====            =====          =====     =====        =====
                                        19,250            1,800              *%       --            *%

---------------
* Less than 1%.

(1) Includes HSN Debentures held by Mr. Barton which are convertible at the option of the holder into 6,250 shares of HSN Common Stock at $12.00 per share, subject to certain adjustments.

     Silver King, HSN, Liberty and Mr. Diller believe that each of the foregoing persons intends to vote their shares of HSN Common Stock and HSN Class B Common Stock in favor of the HSN Stockholder Proposal. See "HSN Merger Agreement and Related Transaction Agreements -- Related Agreements -- Stockholder Voting Agreements."

  Business Relationship between Silver King and HSN, and TCI and HSN

     Certain business relationships between Silver King and HSN and between TCI and HSN are described herein. See "-- Background -- Relationship between TCI and HSN" and "-- Relationship between Silver King and HSN."

     Liberty HSN, an indirect wholly-owned subsidiary of each of TCI and Liberty, is a party to the HSN Merger Agreement and the Exchange Agreement.

  Indemnification of HSN Directors and Officers Pursuant to the HSN Merger Agreement

     Under the HSN Merger Agreement, Silver King has agreed upon the HSN Merger Effective Time to provide the current directors and officers of HSN with the maximum indemnification protection permitted under the DGCL with respect to expenses and liabilities arising in connection with facts or events which occurred on or before the HSN Merger Effective Time or relating to the HSN Transactions. Silver King has also agreed to assume all of the obligations of HSN under HSN's existing indemnification agreements with each of HSN's directors and officers.

  Continuing HSN Directors

     Pursuant to the HSN Merger Agreement, Silver King has agreed that promptly following the HSN Merger Effective Time, in accordance with applicable law and the Silver King Certificate and Silver King Bylaws, three members of the HSN Board of Directors who are legally permitted to serve as members of the Silver King Board will become members of the Silver King Board. Based on information available to Silver King, Silver King expects that such individuals will be Messrs. Held and Segal, and General Schwarzkopf.

  Employment Arrangements

     In the HSN Merger Agreement, Silver King has agreed to assume all outstanding HSN Options granted under HSN's option plans and to cause the HSN Surviving Corporation to fulfill all employment, severance, termination, consulting and retirement agreements, as in effect on the date of the HSN Merger Agreement, to which HSN is a party. None of the HSN Options will be accelerated, vest or otherwise become exercisable due to the HSN Merger. See "HSN Merger Agreement and Related Transaction Agreements -- General."

  Interests of Certain Persons in Silver King

     The TCI HSN Shares to be acquired by Silver King in the HSN Merger are owned by Liberty HSN, an indirect subsidiary of TCI and Liberty. Liberty and certain of its affiliates, including TCI, are subject to the terms of the Stockholders Agreement between Liberty and Mr. Diller. As a result of the exercise of the Liberty Option, Mr. Diller and Liberty own, directly or indirectly (including through BDTV), sufficient shares of the voting stock of Silver King that they can control the outcome of substantially all matters submitted to a vote, or for the consent, of Silver King stockholders, other than matters which require the separate class vote of the holders of Silver King Common Stock. For a summary of the terms of the Stockholders Agreement, as well as the number of Silver King Securities subject thereto as of the Silver King Record Date, see "-- Background -- Relationship between Liberty and Mr.
Diller -- The Diller-Liberty Stockholders Agreement."

     Mr. Diller is Chairman of the Board and Chief Executive Officer of Silver King. Mr. Diller did not participate in the voting by the Silver King Board on matters related to the HSN Merger or the grant in connection with the Savoy Merger and the HSN Merger to him of options to purchase up to 625,000 shares of Silver King Common Stock. The grant to Mr. Diller of these options is conditioned upon, among other things, consummation of the HSN Merger and the Savoy Merger. See "The 1995 Stock Incentive Plan Proposal -- New Plan Benefits." Both before and after the HSN Merger, Mr. Diller will also own 441,988 shares of Silver King Common Stock and options to purchase 1,895,847 shares of Silver King Common Stock, one-fourth of which are currently exercisable, or become exercisable, in the next 60 days. See "-- Background -- Relationship between Liberty and Mr. Diller -- Relationship between Silver King and HSN."

     Prior to the HSN Transactions, Liberty (and, indirectly, TCI) will own 61,630 shares of Silver King Common Stock and will indirectly own, through Liberty's non-voting equity interest in BDTV, 2,000,000 shares of Silver King Class B Common Stock. Pursuant to the terms of the HSN Merger Agreement, Liberty, upon the HSN Merger Effective Time, will have the right to receive no additional shares of Silver King Common Stock and an additional 7,756,564 shares of Silver King Class B Common Stock, which amounts are subject to adjustments in the event Liberty may own additional Silver King Securities prior to the HSN Merger. If all of the Exchange Shares and the Contingent Rights Shares are issued (and without giving effect to any additional issuances of Silver King Securities in certain circumstances where Liberty is entitled to a tax gross-up), Liberty will receive an additional 2,644,299 shares of Silver King Class B Common Stock pursuant to the Contingent Rights and an additional 7,905,015 shares of Silver King Common Stock and 399,136 shares of Silver King Class B Stock pursuant to the Exchange Agreement. Such Silver King Securities are or, upon issuance, will be subject to the terms of the Stockholders Agreement. Prior to the HSN Merger, BDTV will own 2,000,000 shares of Silver King Class B Common Stock.

  Allen & Company Investment Banking Relationship

     Paul A. Gould, a managing director of Allen & Company, served as a director of Liberty from December 1991 to 1995 and currently serves as a director of two majority-owned subsidiary of TCI. Allen & Company has from time to time performed investment banking services for each of HSN and Liberty and acted as placement agent in March 1996 for the HSN Debentures for which it received $2.8 million.

     Based on the mutual agreement of Silver King and Liberty, Allen & Company provided certain financial analyses and otherwise assisted in the negotiation of the HSN Transactions (and to the TCI HSN Shares Acquisition). Neither Silver King nor Liberty requested Allen & Company to provide a fairness opinion in connection with either transaction, and no such opinion from Allen & Company was provided. There have been no discussions to date among the parties regarding the amount of any fee or reimbursement of expenses to be paid to Allen & Company in connection with its services. See "Savoy Merger and Related Transactions -- Interests of Certain Persons in the Savoy Merger -- Savoy -- Allen & Company Investment Banking Relationship."

CERTAIN INFORMATION CONCERNING HSN

     In connection with its review of HSN's business prior to entering into the Silver King/BDTV Exchange Agreement, the management of Silver King reviewed publicly available analysts' estimates as to HSN's expected financial results in its fiscal year ended December 31, 1994 and the fiscal year ending December 31, 1995. Management of Silver King reviewed certain household/member penetration reports and monthly financial results for 1993, 1994 and 1995. In addition, Silver King reviewed certain preliminary financial information provided by HSN management regarding HSN's projected monthly financial performance through December 31, 1996 and budgets for 1996. Such projections indicated that HSN would likely continue to show improved financial results as demonstrated in the months of September and October of 1995. Allen & Company also reviewed such information and provided an analysis based on such information of the TCI HSN Shares Acquisition to Silver King. For certain information provided by Silver King to Allen & Company, see "The Savoy Merger and Related Transactions -- Certain Information Concerning Silver King and Savoy."

     This material was prepared in the third and fourth quarters of 1995 and has not been revised to reflect, among other things, the terms of the proposed HSN Merger or intervening changes in HSN's business since the appointment of Mr. Diller as Chairman of the Board of HSN and the new senior management team installed at HSN after November 1995.

  July 1996 HSN Projections

     General. In connection with the negotiation of the HSN Merger Agreement, HSN made available to Silver King, Savoy, Wasserstein Perella, First Boston and Gleacher certain summary projected financial information regarding HSN that was prepared by HSN management. Such information was also available to Liberty because two directors of HSN are officers of Liberty. The projections, which are summarized below, were not prepared with a view toward publication. The projections summarized below are included herein only because they were considered by the HSN Board and the HSN Special Committee during the course of their respective deliberations regarding the HSN Transactions and because they were provided to Silver King, Savoy and their respective financial advisors. HSN does not publicly disclose projected financial information as to future revenues, earnings or cash flows.

     The projections summarized below were based upon a variety of assumptions, as described below. Such assumptions involved significant elements of subjective judgment which may or may not prove to be correct. While HSN's management felt that such assumptions were reasonable when made, they may no longer be accurate. The projections were prepared in the third quarter of 1996 and have not been revised to reflect, among other things, the terms of the proposed HSN Transactions or any actual financial results of HSN since such date, revised prospects for HSN's businesses, changes in general business and economic conditions or any other transactions or events that have occurred or that may occur and that were not anticipated at the time such projections were prepared. Accordingly, the projections are not necessarily indicative of the current values or future performance of HSN, which may be significantly more favorable or less favorable than as summarized, and should not be regarded as representations that such values or performances will be achieved as indicated or at all. Projections are inherently uncertain and are subject to significant economic and competitive uncertainties that are beyond the control of Silver King or HSN, and there can be no assurance that the results of operations reflected in any of the projections will be realized or that actual results will not be significantly different from those projected. Because of the inherent uncertainties, none of HSN, Silver King, Liberty HSN or House or any other person assumes any responsibility for the accuracy of the projections, and the inclusion of a summary of the projected information in this Joint Proxy Statement/Prospectus should not be regarded as an indication that any of HSN, Silver King, Liberty HSN or House considers such projected outcomes to be accurate or reliable.

     The projections summarized below are not included in this Joint Proxy Statement/Prospectus in order to induce any stockholder to vote for any proposal set forth herein. HSN's independent accountants did not examine, compile or apply any procedures to the projections and have not examined, compiled or applied any procedures to the following summary of the projections and therefore express no opinion or any other form of assurance with respect to such summary and accordingly assume no responsibility for such summary.

     Assumptions for July 1996 HSN Projections. The summary of HSN's financial projections set forth below was completed by HSN management prior to the decision to change the classification of shipping and handling revenues from a component of "Net Sales" to an offset to the related fulfillment costs incurred by HSN recorded in "Cost of Sales." In addition, these projections do not reflect any projections based upon the termination of the Silver King affiliation agreements.

     The projections set forth below assume HSN's consolidated net sales increase by approximately 13.5% in 1997 and 10% thereafter. Net sales for HSN's main operating subsidiary, HSC, are assumed to increase 15% in 1997 and 10% thereafter. These projections were based in part on the past six months' historical performance which generated net sales increases of 16.9% for consolidated net sales, excluding the effect of HSN Direct, and 17.1% for HSC net sales compared to prior periods. In addition, these sales increases were based upon management continuing to implement new merchandising and programming strategies. These strategies include a business plan designed to improve product assortments, reduce the average price per unit, improve inventory management and reduce liquidation expense, reduce the return rate, and better plan programming shows.

     HSN's consolidated gross profit as a percent of net sales is assumed to slowly increase over the years to 35% by the year 2001. For the quarter and six months ended June 30, 1996, consolidated gross profit was 34.1% and 32%, respectively. This improvement in the gross profit was projected based on the assumption that HSN continue to improve the product mix by offering items with a higher gross margin and reduce its liquidation expense by limiting sales discounts and markdowns and managing product mix and inventory levels.

     Operating expenses consist of selling and marketing, engineering and programming and general and administrative expenses. Selling and marketing expenses are projected based upon a fixed cost component plus variable expenses that average 9% of net sales. The principal components of selling and marketing expenses include telephone, operator and customer service expenses and commissions to cable system operators. Engineering and programming expenses, which consist primarily of fixed fees for broadcast carriage, and general and administrative expenses are projected to increase at assumed inflation rates.

     Interest income is assumed to be 5% of the outstanding cash balance. Interest expense is projected based upon the outstanding balances on HSN's revolving line of credit, other long-term debt and convertible subordinated debt.

     Income taxes are assumed to be at 38% of pre-tax income. Based upon these projections, HSN anticipates full realization of its net operating loss carry forward of $64 million by the year ended December 31, 1997.

  Summary of HSN Financial Projections.

                               1996         1997         1998         1999         2000         2001
                            ----------   ----------   ----------   ----------   ----------   ----------
                                                          (IN THOUSANDS)
Total revenue.............  $1,127,694   $1,280,584   $1,406,290   $1,543,153   $1,697,449   $1,868,807
EBITDA....................      70,176      127,925      166,942      200,952      235,168      274,311
Pre-tax income............      32,918       88,651      126,486      160,961      200,230      245,524
Net income................      20,407       54,963       78,421       99,796      124,143      152,225
Total assets..............     428,111      487,506      584,260      707,047      847,415    1,017,346
Total liabilities.........     266,251      269,483      286,615      309,313      325,539      343,245
Stockholders' equity......     161,860      218,023      297,645      397,734      521,876      674,101

CERTAIN EFFECTS OF THE HSN TRANSACTIONS

     At the HSN Merger Effective Time, House will be merged with and into HSN, with HSN continuing its corporate existence under the DGCL as the HSN Surviving Corporation and each share of HSN Common Stock and HSN Class B Common Stock will be converted into the right to receive Silver King Securities according to, respectively, the HSN Common Conversion Ratio and the HSN Class B Conversion Ratio, which, in the case of the HSN Class B Common Stock, includes a pro rata interest in the Contingent Rights. Initially, upon consummation of the HSN Merger, Silver King will own at least 80.1% of each of the outstanding shares of HSN Surviving Corporation Common Stock and HSN Surviving Corporation Class B Common Stock, with Liberty HSN owning the remaining such shares, subject to the Exchange Agreement. Upon the HSN Merger Effective Time, Silver King will thereby become entitled to all of the benefits and detriments resulting from its interest in the HSN Surviving Corporation, including relating to income or losses generated by the HSN Surviving Corporation's operations and any future increase or decrease in the HSN Surviving Corporation's value which is attributable thereto. For certain restrictions and covenants relating to HSN pursuant to the Exchange Agreement, see "HSN Merger Agreement and related Transaction Agreements -- HSN Merger Agreement -- Terms of Exchange Agreement."

     After the HSN Merger is consummated, the present holders of HSN Common Stock (other than Liberty and its affiliates in connection with their ownership of the shares of stock of the HSN Surviving Corporation) will no longer have any equity interest in the HSN Surviving Corporation, will not share in the results of the HSN Surviving Corporation and will no longer have rights to vote on corporate matters of the HSN Surviving Corporation, except to the extent present holders of HSN Common Stock become holders of Silver King Common Stock and such holders of Silver King Common Stock have such interest or rights. The financial results of HSN will be consolidated with those of Silver King and its wholly-owned subsidiaries for accounting, financial reporting and tax purposes.

     Following the HSN Merger Effective Time, HSN Common Stock will no longer be traded on the NYSE, registration of HSN Common Stock under the Exchange Act will terminate and HSN's obligation to file reports pursuant to the Exchange Act will be suspended.

     Upon the HSN Merger Effective Time, each outstanding HSN Option will be converted into the right to receive, upon due exercise pursuant to the terms of such HSN Option, the shares of Silver King Common Stock that the holder of such HSN Option would have received had the HSN Option been exercised immediately prior to the HSN Merger Effective Time. See "HSN Merger Agreement and Related Transaction Agreements -- General -- Assumption of Options."

     Pursuant to the terms of the HSN Indenture and the HSN Merger Agreement, the HSN Debentures initially will become convertible upon the HSN Merger Effective Time into an aggregate of 3,750,000 shares of Silver King Common Stock at a conversion price of $26.67 per share, subject to adjustment pursuant to the HSN Indenture. Pursuant to the HSN Merger Agreement, Silver King expects that it will become jointly liable as of the HSN Merger Effective Time with respect to the HSN Debentures and will enter into a supplemental indenture with the trustee under the HSN Indenture to that effect and will take appropriate actions to provide that the resale of the HSN Debentures will be registered under the Securities Act. See "HSN Merger Agreement and Related Transaction
Agreements -- General -- HSN Debt; HSN Debentures." Silver King expects that it will become jointly liable with respect to HSN's obligations under the HSN Indenture.

PLANS FOR HSN AFTER THE HSN MERGER

     Except as described in this Joint Proxy Statement/Prospectus, Silver King and its affiliates currently have no plans or proposals which relate to or would result in an extraordinary corporate transaction involving HSN or any of its subsidiaries (such as a merger, reorganization, liquidation, relocation of any operations or sale or other transfer of a material amount of assets), any change in HSN's Board of Directors or management, any material change in HSN's capitalization or dividend policy or any other material change in HSN's corporate structure or business.

     Upon consummation of the HSN Merger, Silver King will own at least 80.1% of the then-outstanding equity and voting power of HSN. Upon the HSN Merger Effective Time, the directors of House, all of whom are members of Silver King management, will become the directors of the HSN Surviving Corporation. In addition, Silver King expects that, upon the HSN Merger Effective Time, HSN's Chief Financial Officer and General Counsel will occupy these respective positions at Silver King. Silver King expects that, following the

HSN Merger Effective Time, HSN's principal executive offices will become the principal offices of the combined company.

     Pursuant to the Exchange Agreement, Silver King and Liberty HSN have agreed to exchange Liberty HSN's shares of HSN Surviving Corporation Common Stock and HSN Surviving Corporation Class B Common Stock for shares of Silver King Common Stock and Silver King Class B Common Stock, respectively, at such time, or from time to time, that Liberty HSN, or any permitted transferee of Liberty HSN's HSN Surviving Corporation Stock is permitted under applicable FCC Regulations to own such Silver King Securities. See "HSN Merger Agreement and Related Transaction Agreements -- HSN Merger Agreement -- Terms of Exchange Agreement." Upon completion of the Exchange, HSN would become a wholly-owned subsidiary of Silver King.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE HSN TRANSACTIONS

     The following discussion summarizes the material federal income tax considerations relevant to the exchange of shares of HSN Common Stock for Silver King Common Stock pursuant to the HSN Merger.

     HSN stockholders should be aware that this discussion does not deal with all federal income tax considerations that may be relevant to particular stockholders of HSN in light of their particular circumstances, such as stockholders who are banks, insurance companies, tax-exempt organizations or dealers in securities, who are foreign persons, who do not hold their HSN Common Stock as capital assets, or who acquired their shares in connection with stock option or stock purchase plans or in other compensatory transactions. In addition, the following discussion does not address the tax consequences of the HSN Transactions under foreign, state or local tax laws or the tax consequences of transactions effectuated prior or subsequent to or concurrently with the HSN Merger (whether or not such transactions are in connection with the HSN Merger), including, without limitation, transactions in which HSN Common Stock is acquired or Silver King Common Stock is disposed of. ACCORDINGLY, HSN STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE HSN MERGER, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF THE HSN MERGER IN THEIR PARTICULAR CIRCUMSTANCES.

     Subject to the limitations and qualifications referred to herein, qualification of the HSN Merger as a "reorganization" within the meaning of
Section 368 of the Code (a "Reorganization") will result in the following federal income tax consequences:

          (i) No gain or loss will be recognized by holders of HSN Common Stock solely upon their receipt of Silver King Common Stock solely in exchange for HSN Common Stock in the HSN Merger (except to the extent of cash received in lieu of a fractional share of Silver King Common Stock).

          (ii) The aggregate tax basis of the Silver King Common Stock received by HSN stockholders in the HSN Merger will be the same as the aggregate tax basis of HSN Common Stock surrendered in exchange therefor, including any tax basis allocated to fractional share interests.

          (iii) The holding period of the Silver King Common Stock received in the HSN Merger will include the period for which the HSN Common Stock surrendered in exchange therefor was held, provided that the HSN Common Stock is held as a capital asset at the time of the HSN Merger.

          (iv) Cash payments received by holders of HSN Common Stock in lieu of a fractional share will be treated as if a fractional share of Silver King Common Stock had been issued in the HSN Merger and then redeemed by Silver King. A stockholder of HSN receiving such cash will generally recognize gain or loss upon such payment, equal to the difference (if any) between such stockholder's basis in the fractional share and the amount of cash received.

          (v) Neither Silver King, House nor HSN will recognize gain or loss solely as a result of the HSN Merger.

     No ruling has been or will be obtained from the IRS in connection with the Merger. HSN stockholders should be aware that the IRS is not precluded from successfully asserting an opinion contrary to the above statements, in which case Silver King Common Stock to be received in the HSN Merger could be taxable to HSN stockholders.

ACCOUNTING TREATMENT

     In accordance with generally accepted accounting principles, the HSN Merger will be accounted for in accordance with Accounting Principles Board Opinion No. 16, "Business Combinations," as amended.

     Representatives of each of Deloitte & Touche LLP and Ernst & Young LLP are expected to be present at the Silver King Meeting, and representatives of KPMG Peat Marwick LLP are expected to be present at the HSN Meeting. In each case, such representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

FINANCING OF THE HSN TRANSACTIONS

     Based on information provided by HSN, Silver King estimates that the total number of shares of Silver King Common Stock and Silver King Class B Common Stock required to consummate the HSN Merger (including shares of Silver King Common Stock to be reserved for issuance in connection with the assumption of HSN Options and upon the conversion, after the HSN Merger Effective Time, of the HSN Debentures and in connection with the Contingent Rights Shares and Exchange Shares issuable pursuant to the HSN Merger Agreement and the Exchange Agreement, respectively) is approximately 44,612,235 and 10,800,000, respectively. In addition, Silver King will reserve approximately 10,800,000 shares of Silver King Common Stock for issuance upon the conversion of the shares of Silver King Class B Common Stock to be issued pursuant to the HSN Transactions. All of such shares of Silver King Common Stock and Silver King Class B Common Stock will be newly issued shares.

     The total amount of funds necessary for expenses related to the HSN
Transactions are approximately $[          ] million. Silver King expects to
obtain its current cash requirements from cash on hand [and borrowings under its revolving credit facility]. The table set forth below contains an estimate of certain fees and expenses incurred or expected to be incurred in connection with consummation of the HSN Transactions:

                                 EXPENSES AND FEES
        --------------------------------------------------------------------
        Commission Filing...................................................  $
        Other Filings.......................................................
        Legal...............................................................
        Accounting..........................................................
        Financial Advisory..................................................
        Printing............................................................
        Miscellaneous.......................................................
                                                                              ------
                  Total.....................................................  $
                                                                              ======

     Each party to the HSN Merger Agreement will pay its own expenses in connection with the HSN Merger. See "HSN Merger Agreement and Related Transaction Agreements -- HSN Merger Agreement -- Fees and Expenses." It is expected that, of the costs and fees set forth above, approximately
$[          ] million will be payable by HSN.

REGULATORY APPROVALS

     In connection with the consummation of the HSN Merger, each of HSN, Silver King, Liberty, House and BDTV and their respective affiliates must comply with and receive approvals from various federal, state, and local governmental bodies and regulatory agencies, including filings under the HSR Act (except that, in the event that the HSN Merger is consummated on or prior to January 3, 1997, no further filing under the HSR Act is required), the HSN FCC Approval, filings under state and federal securities laws (including the effectiveness of the Registration Statement), the authorization for listing on the Nasdaq National Market of the shares of Silver King Common Stock to be issued in the HSN Merger and filings required pursuant to the DGCL. Each of HSN and Silver King believes that it will timely make all necessary filings and receive all necessary approvals which, in each case, are required in connection with consummation of the HSN Merger. See "HSN Merger Agreement and Related Transaction Agreements -- HSN Merger Agreement -- Conditions to the HSN Merger" and "Risk
Factors -- Regulation."

CERTAIN LITIGATION

     In August 1996, after announcement that Silver King, House, Liberty HSN and HSN had entered into the HSN Merger Agreement, five putative class action lawsuits were filed by certain HSN shareholders in the Delaware Court of Chancery on behalf of a purported class consisting of all public shareholders of HSN (other than Liberty and its controlled affiliates). The defendants include HSN, the members of the HSN Special Committee, the other members of the HSN Board of Directors, Silver King, Liberty and TCI. Plaintiffs allege, among other things, that, by approving the HSN Merger Agreement, the HSN director defendants and, by supporting the HSN Transactions, Liberty breached their fiduciary duties to the stockholders and that the consideration to be paid to stockholders in the HSN Merger is unfair and inadequate. Plaintiffs seek, among other things, an injunction preventing the defendants from taking actions toward consummation of the HSN Transactions, rescission or rescissory damages (should the transactions proceed) and an award of unspecified compensatory damages to the members of the plaintiff class.

            HSN MERGER AGREEMENT AND RELATED TRANSACTION AGREEMENTS

GENERAL

     The HSN Merger Agreement provides for the merger of House, a newly-formed subsidiary of Silver King, with and into HSN, with HSN to be the surviving corporation of the HSN Merger and initially an 80.1%-owned subsidiary of Silver King. If the requisite approvals of the stockholders of HSN and Silver King are received, the HSN Merger is expected to be consummated as soon as practicable after the satisfaction or waiver of each of the conditions to consummation of the HSN Merger, including the consummation of the Savoy Merger and receipt of the requisite HSN FCC Approval, to the extent required. The discussion in this Joint Proxy Statement/Prospectus of the HSN Merger and other HSN Transactions and the description of the principal terms of the HSN Merger Agreement and the related agreements are subject to and qualified in their entirety by reference to such agreements, copies of which are attached as Appendix B to this Joint Proxy Statement/Prospectus and are incorporated herein by reference.

     Upon consummation of the HSN Merger, the Silver King Board of Directors will consist of the directors elected at the Silver King Meeting. Pursuant to the HSN Merger Agreement, Silver King has agreed that promptly following the HSN Merger Effective Time, in accordance with applicable law and the Silver King Certificate and Silver King Bylaws, three members of the HSN Board of Directors who are legally permitted to serve as members of the Silver King Board will become members of the Silver King Board. Based on information available to Silver King, Silver King expects that such individuals will be Messrs. Held, Schwarzkopf and Segal. The executive officers of Silver King and HSN will not change as a result of the HSN Merger. See "Election of Silver King
Directors -- Information Regarding Directors, Nominees for Election as Directors and Certain Contemplated Directors" and "-- Executive Officers." With the exception of Liberty with respect to certain of its shares subject to the Exchange Agreement, the stockholders of HSN will become stockholders of Silver King (as described herein), and their rights will be governed by the DGCL, the Silver King Certificate and the Silver King Bylaws.

     Consummation of the Savoy Merger is a condition to consummation of the HSN Transactions. For a description of the Savoy Merger, see "Savoy Merger and Related Transactions."

  Pre-HSN Merger Exchange

     Pursuant to the HSN Merger Agreement, immediately prior to the HSN Merger Effective Time, 17,566,702 shares (subject to adjustment in certain circumstances) of HSN Common Stock held by Liberty

HSN, which represent all of the shares of HSN Common Stock beneficially owned by Liberty, will be exchanged for an equal number of shares of House Common Stock, and 739,141 shares (subject to adjustment in certain circumstances) of the 20,000,000 shares of HSN Class B Common Stock held by Liberty HSN (which represent all of the outstanding shares of HSN Class B Common Stock) will be exchanged for an equal number of shares of House Class B Common Stock. Upon completion of such Pre-HSN Merger Exchange, Silver King will own at least 80.1% and Liberty HSN will own not more than 19.9% of the equity interest of House.

  Conversion of Shares

     Upon consummation of the HSN Merger, (i) each outstanding share of HSN Common Stock (except for treasury shares and shares held by HSN or House following the Pre-HSN Merger Exchange, which will be cancelled) will be converted at the HSN Common Conversion Ratio into the right to receive 0.45 of a share of Silver King Common Stock; (ii) each outstanding share of HSN Class B Common Stock (except for shares held by HSN or House following the Pre-HSN Merger Exchange, which will be cancelled) will be converted at the HSN Class B Conversion Ratio into the right of Liberty HSN to receive 0.54 of a share of Silver King Class B Common Stock, a portion of which (up to 2,644,299 shares) will not be issued at the time of the HSN Merger but will instead be represented by Silver King's contractual obligation to issue such shares upon the occurrence of certain events; and (iii) each outstanding share of House Common Stock and House Class B Common Stock, including those received by Liberty in the Pre-HSN Merger Exchange, will be converted into, respectively, one share of HSN Surviving Corporation Common Stock or one share of HSN Surviving Corporation Class B Common Stock.

     No fractional shares of Silver King Common Stock or Silver King Class B Common Stock will be issued in the HSN Merger. Instead, each holder of HSN Class B Common Stock who would otherwise be entitled to receive a fraction of a share of Silver King Common Stock will be entitled to a cash payment in lieu thereof, without any interest thereon, based on the closing market price of Silver King Common Stock as of the business day preceding such conversion on the principal national securities exchange or interdealer system on which Silver King Common Stock is then listed or quoted multiplied by the fractional interest. Each holder of shares of HSN Common Stock who would otherwise be entitled to receive a fraction of a share of Silver King Common Stock will be entitled to that portion of the HSN Common Shares Trust (as defined herein) equal to the fraction, the numerator of which is the amount of the fractional shares interest to which such holder is entitled and the denominator of which is the aggregate amount of fractional shares interests to which all holders of HSN Common Stock are entitled. The "HSN Common Shares Trust" means the net proceeds of the sale on the Nasdaq National Market by the HSN Exchange Agent, as soon as practicable following the HSN Merger Effective Time, of the excess number of full shares of Silver King Common Stock delivered to the HSN Exchange Agent by Silver King (which will equal the aggregate number of shares of Silver King Common Stock issuable to HSN stockholders pursuant to the HSN Merger Agreement) over the aggregate number of full shares of Silver King Common Stock to be distributed to holders of HSN Common Stock pursuant to the HSN Merger Agreement. The amount, if any, payable to HSN stockholders from the HSN Common Shares Trust will be reduced by the amount Silver King or the HSN Exchange Agent is required to deduct and withhold with respect to such payment pursuant to the Code or any other applicable tax law. Such amounts so withheld and deducted will be deemed to have been paid to the holder of HSN Common Stock in respect of which such deduction and withholding was made.

     Based upon the capitalization of HSN and Silver King as of [            ],
1996 and without giving effect to the Savoy Merger, the stockholders of HSN (including Liberty and its affiliates) will own Silver King Securities representing (i) approximately 77% of the Silver King equity outstanding and 77% of the Total Voting Power outstanding as of the HSN Merger Effective Time (prior to the issuance of any Contingent Rights Shares or Exchange Shares, and (ii) approximately 82% of the Silver King equity outstanding and 82% of the Total Voting Power outstanding immediately after consummation of the HSN Transactions (assuming the issuance of all the Contingent Rights Shares and completion of the Exchange). Upon consummation of the Savoy Merger and the HSN Merger, based upon
the capitalization of each of HSN, Savoy and Silver King as of [            ],
1996, the stockholders of HSN (including Liberty and its affiliates) will own Silver

King Securities representing (i) approximately 70% of the Silver King equity outstanding and 74% of the Total Voting Power outstanding immediately after consummation of such transactions (and prior to the issuance of all the Contingent Rights Shares and completion of the Exchange) and (ii) approximately 76% of the Silver King equity outstanding and 80% of the Total Voting Power outstanding immediately after consummation of such transactions (assuming the issuance of all the Contingent Rights Shares and completion of the Exchange).

     Because the HSN Common Conversion Ratio and HSN Class B Conversion Ratio are fixed, the number of shares to be received by stockholders of HSN upon consummation of the HSN Merger will remain the same, regardless of whether the market price of HSN Common Stock or Silver King Common Stock increases or decreases at any time, including after the date of this Joint Proxy Statement/Prospectus and after the dates of the Silver King Meeting and the HSN Meeting. See "Special Factors Relating to the HSN Transactions -- Opinions of Certain Financial Advisors" and "HSN Merger Agreement and Related Transaction Agreements -- HSN Merger Agreement -- Amendment or Termination of the HSN Merger Agreement -- Termination."

  Assumption of Options

     Upon consummation of the HSN Merger, each then outstanding HSN Option will be assumed by Silver King and converted into an option to acquire that number of shares of Silver King Common Stock equal to the number of shares of HSN Common Stock subject to such HSN Option multiplied by the HSN Common Conversion Ratio at an exercise price per share of Silver King Common Stock equal to the exercise price in effect under such HSN Option immediately prior to the HSN Merger Effective Time divided by the HSN Common Conversion Ratio. To avoid fractional shares, the number of shares of Silver King Common Stock subject to an assumed HSN Option will be rounded up to the nearest whole share. The other terms of the HSN Options, including vesting schedules, will remain unchanged. Silver King will file a registration statement on Form S-8 with the Commission with respect to the issuance of Silver King Common Stock upon exercise of the assumed HSN Options. As of the HSN Record Date, HSN Options to acquire an aggregate of 18,815,810 shares of HSN Common Stock were issued and outstanding at exercise prices ranging from $3.25 to $14.75 per share.

  HSN Debt; HSN Debentures

     Upon consummation of the HSN Merger, it is currently contemplated that all existing indebtedness of HSN will remain outstanding; provided that the HSN Debentures will become convertible, pursuant to their terms, into that number of shares of Silver King Common Stock that the holders of the HSN Debentures would have been entitled to receive in the HSN Merger had such HSN Debentures been converted into HSN Common Stock immediately prior to the HSN Merger Effective Time. As of the HSN Record Date, HSN Debentures convertible into approximately 8,333,333 shares of HSN Common Stock at a conversion price of $12.00 per share were outstanding, which debentures will, as of the HSN Merger Effective Time, become convertible into 3,750,000 shares of Silver King Common Stock at a conversion price of $26.667 per share. In addition, Silver King has agreed to become jointly liable with HSN or to guarantee HSN's obligations under the HSN Indenture after the HSN Merger Effective Time. Silver King expects that it will become jointly liable with respect to the HSN Debentures. Pursuant to the HSN Merger Agreement, Silver King expects that it will become jointly liable as of the HSN Merger Effective Time with respect to the HSN Debentures and will enter into a supplemental indenture with the trustee under the HSN Indenture to that effect and will take appropriate actions to provide that the resale of the HSN Debentures will be registered under the Securities Act.

  The Contingent Rights

     In order to comply with certain regulatory restrictions on TCI's beneficial ownership of Silver King Securities while at the same time allowing Silver King to own at least 80.1% of the equity and voting power of HSN and subject to certain adjustments, upon consummation of the HSN Merger, Liberty HSN initially will receive 7,756,564 shares of Silver King Class B Common Stock and the Contingent Rights to receive, subject to the satisfaction of certain conditions, an additional 2,644,299 shares of Silver King Class B Common Stock. Both the number of shares of Silver King Class B Common Stock issuable to Liberty HSN upon the HSN Merger and the number of Contingent Rights Shares are subject to adjustment prior to the HSN Merger in order that Liberty HSN receive as many shares of Silver King Class B Common Stock as is permissible under the FCC Orders and, accordingly, as few Contingent Rights as possible.

     Subsequent to the HSN Merger Effective Time, at such time as Liberty HSN can own additional Silver King Securities (due to, among other things, a change in applicable FCC Regulations or as a result of the issuance by Silver King of stock which would reduce Liberty HSN's then-current percentage ownership of Silver King), Silver King will issue to Liberty HSN that number of Contingent Rights Shares as Liberty HSN will then be able to hold. If, on the third anniversary of the HSN Merger Effective Date, there remain Contingent Rights Shares that have not been issued to Liberty HSN due solely to a required approval, consent or waiver from the FCC, then, on and after such date and until there are no remaining Contingent Rights Shares issuable, Liberty HSN will have the right to apply for the FCC Issuance Approval as may be necessary to permit the issuance to it of some or all of such remaining Contingent Rights Shares for the purpose of disposition of such securities by Liberty HSN in an orderly manner. Upon receipt of the FCC Issuance Approval, Silver King will issue to Liberty HSN the number of Contingent Rights Shares for which approval has been granted and additional shares of Silver King Class B Common Stock, which, after the taxable sale of all such Contingent Rights Shares and such additional shares so issued, would yield for Liberty HSN the net after-tax proceeds equal to the total fair market value of the such issued Contingent Rights Shares as of the date of receipt of such shares. The total number of Silver King Class B Common Stock so issued will be subject to any limitations imposed by the FCC Issuance Approval. Silver King's obligation to issue the Contingent Rights Shares will expire upon the fifth anniversary of the HSN Merger Effective Time and no such Contingent Rights Shares will be issued after such fifth anniversary. See
"-- HSN Merger Agreement -- Contingent Rights."

  The Exchange

     Pursuant to the Exchange Agreement, subsequent to the HSN Merger and, in the case of Liberty HSN, following the issuance of all Contingent Rights Shares, at such time as Liberty HSN or its permitted transferee can own additional Silver King Securities (in the case of Liberty HSN, due to, among other things, a change in applicable FCC Regulations or as a result of the issuance by Silver King of stock that would reduce Liberty HSN's then-current percentage ownership of Silver King), Liberty HSN or its permitted transferee will be obligated, subject to certain conditions, to exchange its shares of HSN Surviving Corporation Common Stock and HSN Surviving Corporation Class B Common Stock for shares of Silver King Common Stock at the HSN Common Conversion Ratio and Silver King Class B Common Stock at the HSN Class B Conversion Ratio, respectively, to the extent so permitted. See "-- HSN Merger Agreement -- Terms of Exchange Agreement." Prior to the HSN Merger Effective Time, Silver King and Liberty HSN will enter into a definitive exchange agreement having the terms set forth in Exhibit C to the HSN Merger Agreement and otherwise in form and substance reasonably satisfactory to Silver King, HSN and Liberty HSN (the "Exchange Agreement").

HSN MERGER AGREEMENT

  Representations and Warranties; Covenants

     Pursuant to the HSN Merger Agreement, Silver King and HSN made a number of representations relating to, among other things: (i) their respective organization and similar corporate matters and the organization and similar corporate matters of their respective significant subsidiaries; (ii) their respective capital structures; (iii) their respective authority to enter into the HSN Merger Agreement and to consummate the HSN Merger; (iv) the absence of certain conflicts under their respective certificates of incorporation or bylaws, certain required consents or approvals and violations of any instruments or law; (v) documents filed with the Commission and the accuracy of the information contained therein; (vi) the absence of certain specified material adverse changes, material litigation or material undisclosed liabilities; (vii) certain tax and employee benefit matters; (viii) the accuracy of information supplied by each of Silver

King and HSN in connection with the preparation of this Joint Proxy Statement/Prospectus and the related Registration Statement; (ix) the receipt of fairness opinions from their respective financial advisors; (x) the approval of the HSN Merger Agreement by their respective boards (including for purposes of Section 203 of the DGCL); (xi) the absence of any actions, or any agreements to take any action, by each that would prevent the HSN Merger from constituting a reorganization qualifying under the provisions of Section 368(a) of the Code; and (xii) in the case of Silver King, certain arrangements with its affiliates.

     In addition, Liberty HSN made a number of representations relating to, among other things: (i) its organization and similar corporate matters; (ii) its capital structure; (iii) its authority to enter into the HSN Merger Agreement and to consummate the HSN Merger and the transactions contemplated thereby; (iv) the absence of certain conflicts under its certificate of incorporation or bylaws, certain required consents or approvals and violations of any instruments or law; (v) its ownership of 17,566,702 shares of HSN Common Stock and 20,000,000 shares of HSN Class B Common Stock; (vi) the absence of material litigation; and (vii) its tax basis in the 20,000,000 shares of HSN Class B Common Stock as of the date of the HSN Merger Agreement.

     Silver King and HSN covenanted as to itself and its subsidiaries that, until the consummation of the HSN Merger or the termination of the HSN Merger Agreement, it will, among other things, provide the other with reasonable access to its financial, operating and other information, conduct its operations in the ordinary course, not take certain actions outside the ordinary course without the other party's consent, including paying dividends, recapitalizing its capital stock, issuing its capital stock, amending its certificate of incorporation or bylaws, taking any action that would or could reasonably be expected to result in any of its representations and warranties being untrue or in any of the conditions to the HSN Merger not being satisfied, or enter into any agreement to do any of the above. Each of the parties also agreed to take all reasonable actions to consummate the HSN Merger. In addition, each of the parties agreed to vigorously defend against all actions, suits or proceedings in which such party is named as a defendant which seek to enjoin, restrain or prohibit the transactions contemplated by the HSN Merger Agreement or seek damages with respect to such transactions, and not to settle any such action, suit or proceeding or fail to perfect on a timely basis any right to appeal any judgment rendered or ordered entered against such party therein without the consent of the other parties, which consent shall not be unreasonably withheld.

     Silver King and HSN agreed that, subject to the fiduciary duties of their respective directors, this Joint Proxy Statement/Prospectus will include the recommendations of the Silver King Board and the HSN Board (based on the recommendations of the HSN Special Committee) with respect to certain matters set forth in the HSN Merger Agreement and relating to the HSN Transactions.

     Silver King further covenanted to use its reasonable best efforts to cause the shares of Silver King Common Stock to be issued to HSN stockholders in the HSN Merger to be eligible for quotation on the Nasdaq National Market prior to the HSN Merger Effective Time. Silver King has agreed further, if the HSN Merger is consummated, to assume at the HSN Merger Effective Time all of the obligations of HSN under HSN's existing indemnification agreements with each of the directors and officers of HSN, as such agreements relate to the indemnification of such persons for expenses and liabilities arising from facts or events that occurred on or before the HSN Merger Effective Time or relating to the HSN Merger or transactions contemplated by the HSN Merger Agreement; provided, however, that Silver King will provide to directors and officers of HSN at the time of the HSN Merger Agreement the maximum indemnification protection permitted under the DGCL and the HSN Certificate and HSN Bylaws.

     HSN has agreed to use its reasonable efforts to deliver to Silver King, prior to the HSN Merger Effective Time, letters from "affiliates" (as defined pursuant to Rule 145 promulgated under the Securities Act) of HSN, substantially in the form attached to the HSN Merger Agreement.

  Conditions to the HSN Merger

     In addition to the approvals of the stockholders of Silver King and HSN sought hereby in connection with the HSN Merger (including the approval of the majority of the HSN stockholders present at the HSN Meeting and voting on such matter other than Liberty HSN or any of its affiliates), the obligations of each of the parties to consummate the HSN Merger are subject to the satisfaction of a number of other conditions, including the declaration by the Commission of the effectiveness of the Registration Statement filed in connection with this Joint Proxy Statement/Prospectus; the absence of any stop orders or proceedings seeking a stop order with respect to the Registration Statement; the absence of any proceedings commenced by the Commission with respect to this Joint Proxy Statement/Prospectus; the absence of any order, decree or ruling by any court or governmental agency or threat thereof, or any other fact or circumstance that would prohibit or render illegal the consummation of the HSN Merger or the transactions contemplated by the HSN Merger Agreement; the authorization for quotation on the Nasdaq National Market, upon official notice of issuance, of the shares of Silver King Common Stock to be issued in the HSN Merger; and the receipt of all material governmental consents, orders and approvals (including the HSN FCC Approval) and the expiration of any waiting periods imposed by, any governmental entity necessary for the consummation of the HSN Merger. See
"-- Governmental Approvals."

     Each party's obligations under the HSN Merger Agreement are also conditioned upon the consummation of the Savoy Merger; the execution of the Exchange Agreement; and the exchange by Liberty HSN of its shares of HSN Common Stock and a number of its HSN Class B Common Stock into shares of House Common Stock and House Class B Common Stock immediately prior to the HSN Merger Effective Time.

     In addition, the obligations of each of Silver King and HSN under the HSN Merger Agreement are conditioned upon the accuracy in all material respects of the representations and warranties made by the other parties; the performance in all material respects by the other parties of their respective covenants; the receipt of all material third-party consents except those consents the failure to so receive would not have a material adverse effect on such party; and the receipt by each party of an opinion from such party's legal counsel with respect to the tax treatment of the HSN Merger.

     Liberty HSN's obligations under the HSN Merger Agreement are conditioned upon the accuracy in all material respects of certain representations and warranties made by the other parties; the performance in all material respects of certain covenants of the other parties; the receipt of certain material third-party consents; and the receipt by the other parties of the respective tax opinions of their outside legal counsel in connection with the HSN Merger. Liberty HSN's obligations under the HSN Merger Agreement are further conditioned upon there being, as of the HSN Merger Effective Time, no law, rule or regulation in effect or formally introduced in the United States Congress which would prevent the Exchange or the contribution of Silver King Securities to a BDTV Entity from being tax-free exchanges for federal income tax purposes.

     At any time prior to the HSN Merger Effective Time of the HSN Merger, to the extent legally allowed, Silver King or HSN, without approval of the stockholders of such company, may waive compliance with any of the agreements or satisfaction of any of the conditions contained in the HSN Merger Agreement for the benefit of that company; provided that certain of such conditions may not be waived by any of the parties without the prior written consent of Liberty HSN.

  Governmental Approvals

     Antitrust. Under the HSN Merger Agreement, the obligations of each party to consummate the HSN Merger are subject to, among other conditions, the expiration or termination of any waiting period applicable to the consummation of the HSN Merger under the HSR Act, and no action having been instituted by the DOJ or the FTC challenging or seeking to enjoin the consummation of the HSN Merger, which action shall not have been withdrawn or terminated.

     Transactions such as the HSN Merger are reviewed by the DOJ and the FTC to determine whether they comply with applicable antitrust laws. Under the provisions of the HSR Act, the HSN Merger may not be consummated until such time as certain information has been furnished to the DOJ and the FTC and the specified waiting period requirements of the HSR Act have been satisfied. Pursuant to the HSR Act, on December 18, 1995, Silver King, acting on behalf of Mr. Diller, and HSN each furnished notification of the TCI HSN Shares Acquisition and provided certain information to the DOJ and the FTC. On January 3, 1996, HSN and Silver King received notice of early termination of the applicable waiting period for the TCI HSN Shares Acquisition under the HSR Act. Such termination is also applicable with respect to the waiting period under the HSR Act for the HSN Merger, so long as the HSN Merger is consummated on or prior to January 3, 1997. In the event that the HSN Merger is not consummated by such date, the applicable parties would be required to file a new Notification and Report under the HSR Act and a new waiting period would begin.

     At any time before or after the HSN Merger Effective Time, the DOJ, the FTC, state attorneys general or a private person or entity could challenge the HSN Merger under antitrust laws and seek, among other things, to enjoin the HSN Merger or to cause Silver King to divest itself, in whole or in part, of HSN or of other businesses conducted by Silver King. Based on information available to them, Silver King and HSN believe that the HSN Merger will not violate federal or state antitrust laws. There can be no assurance, however, that a challenge to the HSN Merger on antitrust grounds will not be made or that, if such a challenge is made, Silver King and HSN would prevail or would not be required to accept certain conditions, possibly including certain divestitures or hold-separate agreements in order to consummate the HSN Merger.

     FCC. Under the HSN Merger Agreement, the obligations of each party to consummate the HSN Merger are also conditioned on (i) the receipt of the HSN FCC Approval, subject to clause (v) below; (ii) the expiration of the time for filing a request for administrative or judicial review, or for instituting administrative review sua sponte, of any such HSN FCC Approval, without any such filing having been made or notice of such review having been issued, or, in the event of such filing or review sua sponte, the disposition of such filing or review in favor of the grant and the expiration of the time for seeking further relief with respect thereto without any request for such further relief having been filed; (iii) the lack of any imposition by such HSN FCC Approval of any additional restrictions or limitations (in addition to those imposed by laws and regulations of general applicability as in effect from time to time) on Silver King or the Liberty Group (as defined in the HSN Merger Agreement) in the ownership of their respective assets or the operation of their respective businesses; (iv) the absence of any order by the FCC requiring any changes to the First Amendment; and (v) the receipt of the approval of the FCC relating to the transfer of control of HSN's satellite earth stations, or the issuance of special temporary authority by the FCC with respect to the transfer of such earth stations to allow the Company to proceed with the HSN Merger. On September 30, 1996, Silver King submitted to the FCC the First Amendment and the HSN Merger Agreement and certain other documents related to the HSN Transactions for review by the FCC, and, as of the date of this Joint Proxy Statement/Prospectus, the FCC is reviewing such submission.

     Other Approvals. The obligations of each party to consummate the HSN Merger are also subject to all other material authorizations, consents, orders or approvals of, or declarations or filings with, or expiration of waiting periods imposed by, any other governmental entity necessary for the HSN Merger and the consummation of the transactions contemplated by the HSN Merger Agreement, having been filed, expired or obtained, other than those that, individually or in the aggregate, the failure to be filed, expired or obtained, would not, in the reasonable opinion of Silver King, have a material adverse effect on HSN or Silver King. There can be no assurance that any applicable regulatory authority will approve or take other required action with respect to the HSN Merger, or as to the timing of such regulatory approval or other action. Silver King and HSN are not aware of any other governmental approvals or actions that are required in order to consummate the HSN Merger except in connection with the Securities Act, the filing of merger-related documents under the DGCL or compliance with applicable securities and "blue sky" laws of the various states. Should such other approval or action be required, it is contemplated that Silver King and HSN would seek such approval or action. There can be no assurance as to whether or when any such approval or action, if required, could be obtained.

  Contingent Rights

     General. Pursuant to the terms of the Contingent Rights set forth in Exhibit A to the HSN Merger Agreement, upon the occurrence of, or in the event of the existence of circumstances constituting, at any time subsequent to the HSN Merger Effective Time and on or before the fifth anniversary of the HSN Merger Effective Time, a Contingent Issuance Event (as defined herein), Silver King will issue to Liberty HSN a number of Contingent Rights Shares (such additional Contingent Rights Shares, the "Additional Shares") equal to the Available Share Amount (as defined herein) determined at such time of, and after giving effect to, the occurrence or existence of such Contingent Issuance Event (and any share issuances resulting therefrom). Silver King will issue any Additional Shares to Liberty HSN simultaneously with or immediately following the occurrence of a Contingent Issuance Event, subject to (i) the receipt of requisite governmental or regulatory consents, approvals or authorizations (if any), and the expiration or termination of any waiting periods under the HSR Act required in connection with the issuance of such Additional Shares and (ii) such issuance not being taxable to Liberty HSN. Each of Silver King and Liberty HSN has agreed to use their reasonable best efforts to obtain any such required consent or approval, and to file and cause the expiration or termination of any waiting period required in accordance with the HSR Act, in each case, as promptly as practicable. At or after the HSN Merger Effective Time, Liberty HSN will have the right to assign the Contingent Rights, in whole or in part, to one or more wholly-owned subsidiaries of Liberty HSN.

     Contingent Issuance Event. The term "Contingent Issuance Event" means any event, including without limitation, any transaction, stock issuance, change in law, rule, or regulation, order, decree or policy and/or the existence or change in any other circumstance(s), which results in Liberty HSN being permitted under applicable FCC Regulations (as defined in the HSN Merger Agreement) to own (without limitation or restriction relating to the continuation of such ownership following issuance, or the imposition of any restriction or limitation on Silver King or the Liberty Group in the ownership of their respective assets (including the Contingent Rights and the Contingent Rights Shares) or the operation of their respective businesses) or any requirement to dispose or divest of any Silver King Securities (including any interest in BDTV or any BDTV Entity) or other assets or businesses in connection with such Contingent Issuance Event (any of the foregoing restrictions or limitations, a "Restrictive Condition")) directly or indirectly, a greater number of Silver King Securities, including any securities exercisable or exchangeable for or convertible into Silver King Securities, than the Adjusted Base Amount (as defined herein) as of the date of the occurrence or first existence of such Contingent Issuance Event; provided, however, that a sale or other disposition by the Liberty Group of Silver King Securities or Exchange Shares will not constitute or result in the occurrence of a Contingent Issuance Event and such securities will not be considered in determining the number of Silver King Securities issuable in connection with a subsequent Contingent Issuance Event. The "Base Amount" means an amount equal to the number of Silver King Securities owned, directly or indirectly, by the Liberty Group immediately prior to the HSN Merger (including the 2,000,000 of Silver King Class B Common Stock held by BDTV) together with all Silver King Securities actually issued to Liberty HSN in the HSN Merger at the HSN Merger Effective Time. The "Adjusted Base Amount" means the Base Amount plus the number of Contingent Rights Shares issued to Liberty HSN subsequent to the HSN Merger and prior to such Contingent Issuance Event by Silver King.

     Available Share Amount. Under the Contingent Rights, the number of Additional Shares issuable to Liberty HSN upon the occurrence of a Contingent Issuance Event will be equal to the "Available Share Amount," which will be calculated in accordance with the following formula:

    A  =  (MP * OS) - ABA
          ---------------
               1-MP

     where:

    A  =  the Available Share Amount.

    MP =  21.37% or such greater percentage equity interest in Silver King which the Liberty Group is then permitted to own (directly or indirectly) in accordance with FCC Regulations (as amended, modified or otherwise changed to the date thereof) or any subsequent order or determination by the FCC which supersedes or modifies the FCC Orders or any waiver of or exception to the prohibitions or requirements of any of the foregoing, the effect of which would be to permit the Liberty Group to increase its percentage equity interest in Silver King (including, but not limited to, after giving effect to any "control premium" or other adjustment to the percentage equity interest of the Liberty Group required by FCC Regulations).

    OS = the aggregate number of Silver King Securities issued and outstanding after giving effect to any issuances of Silver King Securities resulting in or contributing to the occurrence of the Contingent Issuance Event, but excluding (i) the issuance of the Additional Shares to Liberty HSN as a result of such Contingent Issuance Event and (ii) any shares issued to a member of the Liberty Group (or its permitted transferee) pursuant to the terms of the Exchange Agreement.

   ABA = the Adjusted Base Amount immediately prior to the occurrence of the Contingent Issuance Event.

     FCC Issuance Approvals. In the event that there are any Remaining Shares Issuable (as defined herein) which cannot be issued solely due to a required approval, consent or waiver from the FCC on the third anniversary of the HSN Merger, then, on and after such third anniversary until such time as there are no Remaining Shares Issuable, Liberty HSN will have the right to make application to the FCC for the FCC Issuance Approval. Liberty HSN will be entitled to seek such FCC Issuance Approval from time to time following the third anniversary of the HSN Merger and to make all applicable determinations relating to the form and substance of the consent or approval sought, including, without limitation, the number of Remaining Shares Issuable for which such consent or approval is to be sought. The right to seek the FCC Issuance Approval will not limit Liberty HSN's right to have Contingent Rights Shares issued to it upon the occurrence of a Contingent Issuance Event subsequent to such third anniversary, nor will it limit Silver King's obligations regarding its efforts to cause all Remaining Shares Issuable to be issued consistent with the terms hereof, and, in this regard, Silver King and Liberty HSN agree to cooperate in good faith in order to provide for the orderly issuance of Contingent Rights Shares and Approved Shares pursuant to the Contingent Rights. Silver King has agreed that it will use its reasonable best efforts to support any request or application for an FCC Issuance Approval made by Liberty HSN.

     Following the receipt of any FCC Issuance Approval, Silver King will, upon the request of Liberty HSN and upon the date reasonably specified by Liberty, issue to it up to the number of Contingent Rights Shares for which such approval has been granted, including therein a number of shares of Silver King Class B Common Stock equal to the Extra Share Amount; subject, however, to any limitation contained in the FCC Issuance Approval as to the aggregate number of shares to be so issued. Upon each issuance of Contingent Rights Shares pursuant to a FCC Issuance Approval and the subsequent taxable sale of such shares, Silver King will issue to Liberty HSN an additional number of shares of Silver King Class B Common Stock (the "Extra Share Amount," and such shares, the "Extra Shares") such that after such taxable sale of all Contingent Rights Shares and Extra Shares so issued (collectively, the "Approved Shares"), Liberty HSN (or its permitted assignee) would have net after-tax proceeds equal to the total fair market value of the

Contingent Rights Shares as of the date of receipt of such shares. Prior to the first issuance of shares pursuant to the FCC Issuance Approval, Silver King and Liberty HSN will enter into a registration rights agreement providing to Liberty HSN customary terms for the registration of the Approved Shares issuable, including, but not limited to, reasonable demand and piggyback registration rights, minimum amounts of shares to be offered, and other customary and reasonable provisions, in light of the number of Remaining Shares Issuable. Such agreement will provide that Liberty HSN will have a single special demand right which will entitle it to require Silver King to use its commercially reasonable best efforts to register the full amount of shares requested to be registered and will require Silver King to use its best efforts to cause such registration to become effective on or as near as possible, to the date of an FCC Issuance Approval.

     The "Remaining Shares Issuable" as of any date will be equal to the number of Contingent Rights Shares issuable to Liberty HSN immediately following the HSN Merger Effective Time of the HSN Merger less the number of Contingent Rights Shares which have been issued to Liberty HSN as of such date (and will exclude any Extra Shares issued to it). The number of Remaining Shares Issuable will also be subject to customary antidilution adjustments. Liberty HSN will not be permitted to assign or transfer the Contingent Rights or its rights with respect to any Remaining Shares Issuable, other than any such assignment or transfer to a wholly-owned subsidiary of Liberty HSN.

     Silver King Covenants. Silver King has covenanted in the HSN Merger Agreement that it will, among other things, use commercially reasonable efforts to cause all Remaining Shares Issuable to have been issued to Liberty HSN prior to the third anniversary of the closing of the HSN Merger and, in any event, prior to the expiration of the Contingent Rights.

     In addition, notwithstanding any other provision of the HSN Merger Agreement, but excluding the transactions specifically contemplated thereby, and in addition to the foregoing rights and any other rights of Liberty HSN under the HSN Merger Agreement, until such time as there are no longer any Remaining Shares Issuable, without the consent of Liberty HSN, Silver King will not (and will not cause or permit any of its subsidiaries to) take any action that would, or could reasonably be expected to, or fail to take any action which failure would, or could reasonably be expected to, (i) make the ownership by the Liberty Group of the Contingent Rights, the Contingent Rights Shares issuable in respect thereof, or any other material assets thereof, or the creation, existence or continuation of Liberty HSN's Contingent Rights, unlawful or result in a violation of any law, rule, regulation, order or decree (including the FCC Regulations) or impose material additional restrictions or limitations on the Liberty Group's full rights of ownership of the Contingent Rights Shares or the existence or continuation of the Contingent Rights or the ownership by the Liberty Group of its other material assets or the operation of its businesses (provided that, for purposes of the foregoing, to the extent that a condition, restriction or limitation upon Silver King or the HSN Surviving Corporation or their respective subsidiaries relates to or is based upon or would arise as a result of any action or the consummation of a transaction by the Liberty Group, such condition, restriction or limitation will be deemed to be such a condition, restriction or limitation on the Liberty Group (regardless of whether it is a party to or otherwise would be legally obligated thereby) to the extent that the taking of an action or the consummation of a transaction by the Liberty Group would result in BDTV, Silver King, or any of their respective subsidiaries being in breach or violation of any law, rule, regulation, order or decree or otherwise causing such rule, regulation, order or decree to terminate or expire or would otherwise result in Liberty HSN's ownership of the Contingent Rights, the Contingent Rights Shares or any other material assets being illegal or in violation of any law, rule, regulation, order or decree); (ii) cause the creation, existence or continuation of the Contingent Rights to be taxable to Liberty HSN; (iii) cause the issuance of any of the Contingent Rights Shares to be taxable to Liberty HSN or any member of the Liberty Group; or (iv) otherwise restrict, impair, limit or otherwise adversely affect Liberty HSN's right or ability to receive the Contingent Rights Shares at any time.

     In addition to the foregoing, so long as there are any Remaining Shares Issuable, Silver King has agreed that it will not (i) declare or pay any cash dividends, or make any distribution of its properties or assets to the holders of the Silver King Securities (other than a distribution that is tax free to the holders of Silver King Securities), unless, prior thereto, Silver King will have made arrangements reasonably acceptable to Liberty HSN to protect it with respect to any adverse tax consequence incurred by Liberty HSN (other than its obligation to pay tax solely because of and to the extent of the holder's receipt of such dividend or distribution) resulting from the declaration and payment of such dividend or the making of such distribution, or (ii) (a) merge with or into any person, or consolidate with any person, (b) sell or transfer to another corporation or other person the property of Silver King as an entirety or substantially as an entirety, or (c) engage in any statutory exchange of Silver King Securities with another corporation or other person (other than in connection with a merger or acquisition), in each case, as a result of which Silver King Securities would be reclassified or converted into the right to receive stock, securities or other property (including cash) or any combination thereof, unless in connection with any such transaction (and immediately prior to the consummation thereof) all Remaining Shares Issuable are issuable (and are issued) to Liberty HSN and Liberty HSN would be entitled to own and exercise full rights of ownership of such Silver King Securities following such transaction or Liberty HSN would be entitled to own and exercise full rights of ownership of the stock, securities or other property receivable by a holder of the number and kind of Silver King Securities receivable by it upon the issuance to it of such Remaining Shares Issuable.

     If the issuance of Contingent Rights Shares is taxable to Liberty HSN as a result of a change in law after the HSN Merger Effective Time (but not due to certain actions or unreasonable inaction by Liberty HSN or the Liberty Group), Silver King has agreed that it will provide to Liberty HSN upon each issuance of Contingent Rights Shares, a number of additional shares sufficient on an after-tax basis to pay any such resulting tax.

     Termination. Silver King's obligation to issue Contingent Rights Shares, Remaining Shares Issuable or Extra Shares will terminate at the close of business on the fifth anniversary of the HSN Merger Effective Time.

  Terms of Exchange Agreement

     General. In connection with the consummation of the HSN Merger, the Liberty Group (or any permitted transferee) will receive 739,141 shares of HSN Surviving Corporation Class B Common Stock and 17,566,702 shares of HSN Surviving Corporation Common Stock (which number of shares are subject to adjustment) (such shares issued to the Liberty Group, the "Liberty Surviving Common" and the "Liberty Surviving Class B," respectively, in each case, including any other securities or rights for which such shares of Liberty Surviving Common or Liberty Surviving Class B, as the case may be, are exchanged or into which such shares are converted prior to the exchange of such shares for Silver King Securities). Pursuant to the terms of the Exchange Agreement set forth in Exhibit C to the HSN Merger Agreement, the members of the Liberty Group (or any transferee) will have the right to exchange such shares of Liberty Surviving Class B for shares of Silver King Class B Common Stock and such shares of HSN Surviving Corporation Common Stock for shares of Silver King Common Stock from time to time as provided below.

     The Liberty Group is obligated to exchange, from time to time, a number of shares of Liberty Surviving Common or Liberty Surviving Class B (with the holder entitled to elect the class of HSN Surviving Corporation stock to be so exchanged), which would result in the issuance to such holder of a number of Silver King Securities equal to the then Available Silver King Amount. The "Available Silver King Amount" will equal the difference between (i) the maximum number of Silver King Securities which the holder of the Liberty Surviving Common or Liberty Surviving Class B would, under the FCC Regulations then in effect, then be entitled to own, and (ii) the number of Silver King Securities then owned (for purposes of the FCC Regulations) by such holder of Exchange Shares; provided that, in determining the foregoing, a holder will not be deemed to be permitted to own shares pursuant to the FCC Regulations to the extent that such exchange would result in any Restrictive Condition. The Exchange Agreement provides that each share of Liberty Surviving Common will be exchangeable into
0.45 shares of Silver King Common Stock and each share of Liberty Surviving Class B will be exchangeable into 0.54 shares of Silver King Class B Common Stock. The HSN Common Conversion Ratio and the HSN Class B Conversion Ratio will be subject to customary antidilution adjustments.

     The obligation of the holder of Exchange Shares to consummate any such exchange pursuant to the Exchange Agreement will be subject to customary conditions of closing, including, but not limited to, (i) the receipt of any and all consents, approvals or authorizations of any governmental or regulatory entities, and the expiration or termination of any waiting periods under the HSR Act required in connection with the exchange of such Exchange Shares, and (ii) such exchange not being taxable to Liberty HSN. Each of Silver King and Liberty HSN has agreed in the Exchange Agreement to use their reasonable best efforts to obtain any such required consent or approval, and to file and cause the expiration or termination of any waiting period required in accordance with the HSR Act, in each case, as promptly as practicable.

     The rights of the Liberty Group under the Exchange Agreement are assignable to any person acquiring Exchange Shares (or any interest therein (including an interest in any BDTV Entity) in a transfer made pursuant to the Stockholders Agreement (treating the Exchange Shares as though they were Silver Securities (as defined in the Stockholders Agreement)). The terms of the Exchange Agreement provide that, subject to certain exceptions, no shares of Liberty Surviving Common or Liberty Surviving Class B will be exchanged with a member of the Liberty Group under the Exchange Agreement until all Contingent Rights Shares issuable to Liberty HSN pursuant to the Contingent Rights have been so issued. Notwithstanding the foregoing, the Exchange Agreement provides that any member of the Liberty Group shall be permitted to exchange the applicable amount of Exchange Shares held by it in connection with any direct or indirect transfer of Silver King Securities issuable upon such exchange by such member of the Liberty Group to one or more third parties in accordance with the Stockholders Agreement (including in connection with a public offering of Silver King Securities effected pursuant to the Liberty Group's demand and piggyback registration rights under the Stockholders Agreement).

     Silver King Covenants. The Exchange Agreement provides that, in the event of any merger, consolidation, statutory exchange of securities or other recapitalization or reclassification of the securities of the HSN Surviving Corporation, or a sale or transfer of all or substantially all of the assets of the HSN Surviving Corporation, the securities or other property receivable by the holder of the Exchange Shares in such transaction will be exchangeable for Silver King Securities upon the same terms and conditions as such shares of Liberty Surviving Common and Liberty Surviving Class B (including, without limitation, any adjustments to the HSN Common Conversion Ratio and the HSN Class B Conversion Ratio).

     In the Exchange Agreement, Silver King has agreed that, so long as any Exchange Shares remain outstanding, it will provide to Liberty HSN quarterly and annual financial statements and reports prepared with respect to the HSN Surviving Corporation and such additional financial and other information with respect to the HSN Surviving Corporation and its subsidiaries as Liberty HSN may from time to time reasonably request.

     Notwithstanding any other provision of the Exchange Agreement or the HSN Merger Agreement to the contrary (but excluding actions specifically contemplated thereby), and in addition to the foregoing rights and any other voting rights granted by law to the holders of the Exchange Shares, without the consent of Liberty HSN (which consent, in the case of clauses (ii) through (v) below, will not be unreasonably withheld), Silver King has agreed that it will not (and will not cause or permit any of its subsidiaries to) cause or permit the HSN Surviving Corporation or any of its subsidiaries to take any action that would, or could reasonably be expected to, or fail to take any action which failure would or could reasonably be expected to, (i) make the ownership by the Liberty Group of the Exchange Shares or any other material assets thereof unlawful or result in a violation of any law, rule, regulation, order or decree (including the FCC Regulations) or impose material additional restrictions or limitations on the Liberty Group's full rights of ownership of the Exchange Shares or the ownership of its other material assets or the operation of its businesses; (ii) cause the acquisition or ownership by the Liberty Group of any Exchange Shares to be taxable to such holder; (iii) cause the exchange of Exchange Shares for Silver King Securities to be a taxable transaction to the holder thereof; (iv) result in the HSN Surviving Corporation being unable to pay its debts as they become due or becoming insolvent; or (v) otherwise restrict, impair, limit or otherwise adversely affect the right or ability of a holder of Exchange Shares at any time to exercise the exchange rights under the Exchange Agreement.

     In addition to the foregoing, the Exchange Agreement provides that so long as any Exchange Shares are outstanding, Silver King will not declare or pay any cash dividends, or make any distribution of its properties or assets to the holders of Silver King Securities (other than a distribution which is tax free to the holders of Silver King Securities), unless, prior thereto, Silver King will have made arrangements reasonably acceptable to the holders of the Exchange Shares to protect such holders with respect to any adverse tax consequence incurred by such holder (other than the obligation of such holder to pay tax solely because of the holder's receipt of such dividend or distribution) resulting from the declaration and payment of such dividend or the making of such distribution. In addition, the Exchange Agreement provides that, so long as any Exchange Shares are outstanding, Silver King will not (i) merge with or into any person, or consolidate with any person; (ii) sell or transfer to another corporation or other person the property of Silver King as an entirety or substantially as an entirety; or (iii) engage in any statutory exchange of Silver King Securities with another corporation or other person (other than in connection with a merger or acquisition), in each case, as a result of which Silver King Securities would be reclassified or converted into the right to receive stock, securities or other property (including cash) or any combination thereof, unless in connection with any such transaction (and immediately prior to the consummation thereof) the holder of the Exchange Shares would be entitled to exchange all Exchange Shares for Silver King Securities (and own and exercise full rights of ownership of such Silver King Securities following such transaction) or the holder of such Exchange Shares would be entitled to own and exercise full rights of ownership of the stock, securities or other property receivable by a holder of the number and kind of Silver King Securities receivable by such holder upon such exchange of Exchange Shares. Silver King has agreed that it will not become a party and will not permit any of its subsidiaries to become a party to any transaction with respect to the foregoing unless the terms of the agreements relating to such transaction include obligations of the applicable parties consistent with the foregoing.

     Silver King also has agreed that, as soon as reasonably practicable following the HSN Merger, it will use its reasonable best efforts to take and cause any of its subsidiaries to take any actions necessary in order to assign to a wholly-owned subsidiary of the HSN Surviving Corporation ("HSN Sub") all of the material assets (other than the capital stock of HSN Sub) and material liabilities of the HSN Surviving Corporation and to cause HSN Sub to assume or guarantee all such material liabilities and to obtain the release of the HSN Surviving Corporation from all such material liabilities. Following such transfer, Silver King will not permit the HSN Surviving Corporation to own any assets other than the capital stock of the HSN Sub, and will not permit the HSN Surviving Corporation to be or become subject to any material liabilities.

     Bankruptcy of HSN Surviving Corporation. In the event that the HSN Surviving Corporation should become insolvent or, within the meaning of any federal or state bankruptcy law, commence a voluntary case or consent to the entry of any order of relief or for the appointment of any custodian for its property or a court of competent jurisdiction enters an order or decree for relief against the HSN Surviving Corporation appointing a custodian or ordering its liquidation, and Liberty HSN determines in good faith that the equity of the HSN Surviving Corporation is reasonably likely to be impaired or extinguished, then, upon the request of Liberty HSN, its rights under the Exchange Agreement will be converted into the deferred right to receive from Silver King the number of shares of Silver King Common Stock and Silver King Class B Common Stock which Liberty HSN would then have had the right to acquire upon the exchange of all Exchange Shares then outstanding (such deferred right, the "Additional Contingent Right"). The terms and conditions of the Additional Contingent Right will be identical to those of the Contingent Rights, except that the Remaining Shares Issuable pursuant to the Additional Contingent Right will automatically become issuable, subject to regulatory approval, on the fifth anniversary of the date the Additional Contingent Right is granted.

     In connection with the grant of the Additional Contingent Right, Silver King will thereafter be obligated to use all reasonable efforts to consummate a Restructuring Transaction on or before the third anniversary of the date of the grant of the Additional Contingent Right. In the event that such Restructuring Transaction has not been consummated by such fifth anniversary and the Additional Contingent Right has not been satisfied in full by such date, Silver King will thereafter be required to use its best efforts to cause all Silver King Securities issuable in respect of the Additional Contingent Right to be issued prior to the seventh anniversary thereof. Such efforts will include, without limitation (but subject to applicable fiduciary obligations) engaging in a Restructuring Transaction, completing an equity offering, or other corporate restructuring or causing all of the equity interests in Silver King to be acquired by a third party in a transaction which is tax free to the stockholders of Silver King, in any case, which would result in all Contingent Rights Shares issuable to Liberty HSN pursuant to the Additional Contingent Right being issued to it and Liberty HSN being entitled to hold such Silver King Securities or other properties receivable by it in such transaction free of any governmental or regulatory restrictions and to exercise full rights of ownership with respect thereto.

     Additional Tax Indemnity; Registration Rights. In addition, Silver King has agreed that, if the exchange of Exchange Shares is taxable to Liberty HSN as a result of a change in law (but not due to an action or unreasonable inaction by Liberty HSN or a member of the Liberty Group) after the HSN Merger Effective Time, it will be obligated to provide to Liberty HSN upon each exchange of Exchange Shares, a number of additional shares sufficient on an after-tax basis to pay any such resulting tax.

     The Exchange Agreement also provides that Silver King will grant to the holder of Silver King Securities issuable upon the exchange of Exchange Shares certain rights relating to the registration of such securities under the Securities Act upon customary terms and conditions, including demand and piggyback registration rights.

  Amendment or Termination of the HSN Merger Agreement

     Amendment. Prior to the HSN Merger Effective Time, the HSN Merger Agreement may be amended in writing by Silver King and HSN at any time before or after approval of the issuance of shares in connection with the HSN Merger or the HSN Merger, as the case may be, by the stockholders of Silver King and HSN, except that, after any such stockholder approval, no amendment may be made which by law requires further approval by such stockholders without such further approval; provided, however, that an amendment approved by the HSN Board must have been recommended by the HSN Special Committee; and provided, however, that the HSN Merger Agreement may not be amended in any manner that affects the rights, obligations, representations or warranties of Liberty HSN thereunder without the written consent of Liberty HSN.

     At any time prior to the HSN Merger Effective Time whether before or after approval of the HSN Merger and the transactions contemplated by the HSN Merger Agreement by the stockholders of Silver King and HSN, Silver King or HSN, without approval of the stockholders of such company, may (i) extend the time for the performance of any of the obligations of the other party, (ii) waive any inaccuracies in the representations and warranties contained in the HSN Merger Agreement or any documents delivered pursuant to the HSN Merger Agreement and
(iii) waive compliance with any of the agreements or the conditions contained in the HSN Merger Agreement; provided, however, that any extension or waiver on behalf of HSN may be taken only upon the recommendation of the HSN Special Committee; and provided, however, that no such extension or waivers may be effected that affects the rights, obligations, representations or warranties of Liberty HSN thereunder without the written consent of Liberty HSN.

     Termination. The HSN Merger Agreement may be terminated at any time prior to the HSN Merger Effective Time whether before or after approval of the HSN Merger and the transactions contemplated by the HSN Merger Agreement by the stockholders of Silver King and HSN by (i) mutual written agreement of Silver King and HSN (based on the recommendation of the HSN Special Committee in the case of HSN) whether before or after approval of the HSN Merger and the transactions contemplated by the HSN Merger Agreement by the stockholders of Silver King and HSN, (ii) any of the parties if the HSN Merger has not been consummated by September 1, 1997 (unless caused by the action or failure to act of the party seeking to terminate the HSN Merger Agreement in breach of such party's obligations thereunder); (iii) either Silver King or HSN if (a) a court of competent jurisdiction or other governmental entity has issued an order, decree or ruling or taken any other action, in any case, having the effect of permanently restraining, enjoining or otherwise prohibiting the HSN Merger, which order, decree or ruling is final and nonappealable or (b) a governmental, regulatory or administrative agency or commission is seeking to enjoin the HSN Merger and the terminating party reasonably believes that the time period required to resolve such governmental action and the related uncertainty is reasonably likely to have a material adverse effect on either Silver King or HSN; or (iv) by either Silver King or HSN if the required approvals of the stockholders of Silver King or HSN contemplated by the HSN Merger Agreement have not been obtained by reason of the failure to obtain the required vote upon a vote taken at the Silver King Meeting and at the HSN Meeting or at any adjournment thereof (unless caused by the action or failure to act of the party seeking to terminate the HSN Merger Agreement, in breach of such party's obligations thereunder).

     The HSN Merger Agreement may also be terminated by Silver King (i) if the HSN Board, acting upon recommendation by the HSN Special Committee, has withdrawn or modified its recommendation to HSN stockholders concerning the HSN Merger and such action or inaction was not due to a breach by Silver King as to the representations and warranties made by Silver King in or the performance of Silver King's obligations under the HSN Merger Agreement; (ii) upon a breach of any representation, warranty, covenant or agreement on the part of HSN set forth in the HSN Merger Agreement, or if any representation or warranty of HSN shall have become untrue, in either case, such that the conditions as to the accuracy of HSN's representations and warranties in or the performance of HSN's obligations under the HSN Merger Agreement would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, unless such inaccuracy in HSN's representations and warranties or breach by HSN is curable by HSN through the exercise of its reasonable efforts and for so long as HSN continues to exercise such reasonable efforts; or (iii) if at any time prior to the Effective Time, the arithmetic average of the mean of the closing bid and ask prices of Silver King Common Stock on the Nasdaq National Market (or other national market or exchange on which Silver King Common Stock is then traded or quoted) for the 20 trading days immediately preceding such time is more than $36.875.

     The HSN Merger Agreement may also be terminated by HSN (i) if the Silver King Board shall have withdrawn or modified its recommendation and such action or inaction was not due to a breach by HSN as to the representations and warranties made by HSN in and the performance of HSN's obligations under the HSN Merger Agreement; or (ii) upon a breach of any representation, warranty, covenant or agreement on the part of Silver King set forth in the HSN Merger Agreement, or if any representation or warranty of Silver King shall have become untrue, in either case, such that the conditions as to the accuracy of Silver King's representations and warranties in or the performance of Silver King's obligations under the HSN Merger Agreement would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, unless such inaccuracy in Silver King's representations and warranties or breach by Silver King is curable by Silver King through the exercise of its reasonable efforts and for so long as Silver King continues to exercise such reasonable efforts; or (iii) if, at any time prior to the HSN Merger Effective Time, the arithmetic average of the mean of the closing bid and ask prices of Silver King Common Stock on the Nasdaq National Market (or other national market or exchange on which Parent Common Stock is then traded or quoted) for the 20 trading days immediately preceding such time is less than $22.125.

  Fees and Expenses

     The HSN Merger Agreement provides that all fees and expenses incurred in connection with the HSN Merger Agreement, the HSN Merger and the related transactions will be paid by the party incurring such expenses, provided that Silver King and HSN will share equally all fees and expenses, other than attorneys' fees, incurred in relation to the printing, filing and mailing of this Joint Proxy Statement/Prospectus, the Schedule 13E-3 and the Registration Statement, to the extent such fees and expenses relate to the HSN Merger or the issuance of Silver King Securities in the HSN Merger.

RELATED AGREEMENTS

  Stockholder Voting Agreements

     At the time that the HSN Merger Agreement was entered into, Liberty, Liberty Program Investments, Inc. and Liberty HSN, who owned collectively 17,566,702 shares of HSN Common Stock (representing approximately 24% of the shares of HSN Common Stock outstanding as of the HSN Record Date) and 20,000,000 shares of HSN Class B Common Stock (representing 100% of the shares of HSN Class B Common Stock outstanding as of the HSN Record Date), entered into the HSN Stockholder Voting Agreement with Silver King and have each agreed with Silver King that, until the earliest of the HSN Merger Effective Time, one day after termination of the HSN Merger Agreement in accordance with its terms and written notice of termination of the HSN Stockholder Voting Agreement by Silver King, they will (i) vote their shares (to the extent such party controls the voting thereof) in favor of the HSN Merger Agreement and the HSN Transactions and against any action or agreement that would impede, interfere with, delay, postpone or attempt to discourage the HSN Transactions and (ii) not transfer any of their shares of HSN Common Stock or HSN Class B Common Stock.

     Also, at the time that the HSN Merger Agreement was entered into, Mr. Diller, Arrow, Liberty and BDTV, who owned collectively or were expected to own as of the Silver King Record Date 503,618 shares of Silver King Common Stock and 2,000,000 shares of Silver King Class B Common Stock (representing approximately 7% of the shares of the outstanding Silver King Common Stock, 83% of the outstanding shares of Silver King Class B Stock, and 66% of the Total Voting Power, in each case, as of the Silver King Record Date), entered into the Second Silver King Stockholder Voting Agreement and have each agreed with HSN that, until the earliest of the HSN Merger Effective Time, one day after termination of the HSN Merger Agreement in accordance with its terms and written notice of termination of the Second Silver King Stockholder Voting Agreement by HSN, they will (i) vote their shares (to the extent such party controls the voting thereof) in favor of the issuance of Silver King Securities pursuant to the HSN Merger Agreement and the HSN Transactions, and any other related matter to be voted upon by Silver King stockholders at the Silver King Meeting and (ii) not transfer any of their Silver King Securities except to BDTV as contemplated therein and except as contemplated in the Stockholders Agreement and the Equity Compensation Agreement.

  Affiliate Agreements

     HSN has agreed to use its reasonable efforts to obtain, prior to the HSN Merger Effective Time, agreements by each affiliate of HSN to the effect that such persons will not sell, transfer or otherwise dispose of any shares of Silver King Common Stock distributed to them pursuant to the HSN Merger, except in compliance with Rule 145 under the Securities Act, or in a transaction that is otherwise exempt from the registration requirements of the Securities Act, or in an offering which is registered under the Securities Act. Generally, sales in compliance with Rule 145(d) under the Securities Act require that for specified periods such sales be made in compliance with volume limitations, manner of sale provisions and current information requirements of Rule 144 under the Securities Act. The volume limitations should not impose any material limitation on any HSN stockholder who owns less than 1% of the outstanding Silver King Common Stock after the HSN Merger unless, pursuant to Rule 144 under the Securities Act, sales of such stockholder's shares are required to be aggregated with those of other stockholders.

AMENDMENTS TO DILLER-LIBERTY STOCKHOLDERS AGREEMENT

     In connection with the HSN Merger Agreement and the HSN Merger, Liberty and Mr. Diller have agreed to certain amendments to the Stockholders Agreement. See "Special Factors Relating to the HSN Transactions -- Background -- Relationship between Liberty and Mr. Diller -- the Diller-Liberty Stockholders Agreement." The Stockholders Agreement, as so amended, is attached as Appendix I to this Joint Proxy Statement/Prospectus.

AFFILIATES' RESTRICTIONS ON RESALE OF SILVER KING COMMON STOCK

     The shares of Silver King Common Stock issuable to stockholders of HSN upon consummation of the HSN Merger have been registered under the Securities Act. Such shares may be traded freely without restriction by those stockholders who are not deemed to be "affiliates," as that term is defined in the rules under the Securities Act, of HSN or Silver King. Shares of Silver King Common Stock received by those stockholders of HSN who are deemed to be affiliates of HSN or Silver King may be resold without registration under the Securities Act only as permitted by Rule 145 under the Securities Act or as otherwise permitted under the Securities Act. HSN has agreed to use its reasonable efforts to obtain, prior to the HSN Merger Effective Time, agreements by each affiliate of HSN to the effect that such persons will not sell, transfer or otherwise dispose of any shares of Silver King Common Stock distributed to them pursuant to the HSN Merger, except in compliance with Rule 145 under the Securities Act, or in a transaction that is otherwise exempt from the registration requirements of the Securities Act, or in an offering which is registered under the Securities Act. Generally, sales in compliance with Rule 145(d) under the Securities Act require that for specified periods such sales be made in compliance with volume limitations, manner of sale provisions and current information requirements of Rule 144 under the Securities Act. The volume limitations should not impose any material limitation on any HSN stockholder who owns less than 1% of the outstanding Silver King Common Stock after the HSN Merger unless, pursuant to Rule 144 under the Securities Act, sales of such stockholder's shares are required to be aggregated with those of other stockholders.

ABSENCE OF DISSENTERS' RIGHTS

     Both Silver King and HSN are incorporated in the State of Delaware, and, accordingly, are governed by the provisions of the DGCL. Pursuant to Section 262(b)(1) of the DGCL, the stockholders of HSN (other than Liberty HSN) are not entitled to appraisal rights in connection with the HSN Merger because HSN Common Stock is listed on the NYSE and such stockholders will receive as consideration in the HSN Merger only shares of Silver King Common Stock, which shares will be listed on the Nasdaq National Market upon the closing of the HSN Merger, and cash in lieu of fractional shares. Liberty HSN is not entitled to appraisal rights in connection with the HSN Merger because it is a party to the HSN Merger Agreement and has agreed to vote its shares of HSN Common Stock and HSN Class B Common Stock in favor of the HSN Merger Agreement. In addition, the Silver King stockholders are not entitled to appraisal rights under Section 262 of the DGCL because Silver King is not one of the constituent corporations in the HSN Merger. Also, because Silver King is not a constituent corporation in the HSN Merger, even though approval of the stockholders of Silver King is required for the issuance of Silver King Common Stock in the HSN Merger under the rules and bylaws of the NASD, the approval of the stockholders of Silver King is not required under the DGCL for the HSN Merger itself.

     HSN stockholders who object to the HSN Transactions may seek to pursue any available claims for breach of fiduciary duty under Delaware law. Several decisions by Delaware courts have held that, in certain instances, a controlling stockholder of a corporation involved in a merger has a fiduciary duty to the other stockholders that requires the merger to be fair to such other stockholders. In determining whether a merger is fair to the minority stockholders, the Delaware courts have considered, among other things, the type and amount of consideration to be received by the stockholders and whether there were fair dealings among the parties. See "Special Factors Relating to the HSN Transactions -- Certain Litigation."

EXCHANGE OF CERTIFICATES

     As soon as practicable after the HSN Merger Effective Time, Silver King will instruct the HSN Exchange Agent to mail to each stockholder of record of
HSN as of [          ], 1996 (other than HSN, Liberty HSN, Silver King, House
and any wholly-owned subsidiary of Silver King) a letter of transmittal with instructions to be used by such stockholder in surrendering certificates which, prior to the HSN Merger Effective Time, represented shares of HSN Common Stock in exchange for certificates representing shares of Silver King Common Stock. Letters of transmittal will also be available as soon as practicable after the HSN Merger Effective Time at the offices of the HSN Exchange Agent. After the HSN Merger Effective Time, there will be no further registration of transfers on the stock transfer books of the HSN Surviving Corporation of shares of HSN Common Stock which were outstanding immediately prior to the HSN Merger Effective Time. SHARE CERTIFICATES SHOULD NOT BE SURRENDERED FOR EXCHANGE PRIOR TO APPROVAL AND ADOPTION OF THE HSN MERGER AGREEMENT AND THE HSN MERGER BY THE HSN STOCKHOLDERS AND APPROVAL OF THE ISSUANCE OF SHARES OF SILVER KING COMMON STOCK PURSUANT TO THE HSN MERGER AGREEMENT BY THE SILVER KING STOCKHOLDERS OR PRIOR TO THE HSN MERGER EFFECTIVE TIME.

     Upon the surrender of a HSN Common Stock certificate to the HSN Exchange Agent, together with a duly executed letter of transmittal and such other documents as may be required by the HSN Exchange Agent, the holder of such certificate will be entitled to receive in exchange therefor a certificate representing the number of whole shares of Silver King Common Stock and any cash in lieu of fractional shares of Silver King Common Stock to which the holder of HSN Common Stock is entitled pursuant to the provisions of the HSN Merger Agreement. In the event of a transfer of ownership of HSN Common Stock which is not registered in the transfer records of HSN, a certificate representing the appropriate number of shares of Silver King Common Stock and any cash in lieu of fractional shares of Silver King Common Stock may be issued to a transferee if the certificate representing such HSN Common Stock is presented to the HSN Exchange

Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid, along with a duly executed letter of transmittal.

     Until a certificate representing HSN Common Stock has been surrendered to the HSN Exchange Agent, each such certificate will be deemed at any time after the HSN Merger Effective Time to represent only the right to receive upon such surrender the certificate representing the number of shares of Silver King Common Stock plus cash in lieu of fractional shares of Silver King Common Stock to which the HSN stockholder is entitled under the HSN Merger Agreement. Upon consummation of the HSN Merger, shares of HSN Common Stock will cease to be traded on the NYSE, and there will be no further market for HSN Common Stock.

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

     The following unaudited pro forma combined condensed financial statements have been prepared to give effect separately to the Savoy Merger and the combined effect of the Savoy Merger and the HSN Merger. When referred to in combination, the Savoy Merger and HSN Merger shall be referred to as the "Combined Transaction." In addition, the unaudited pro forma combined condensed financial statements have been prepared to give effect separately to the Savoy Merger and Combined Transaction assuming that the Savoy Stations were acquired by Savoy as of January 1, 1995. These unaudited pro forma combined condensed financial statements give effect to the Savoy Merger, the Combined Transaction and the acquisition of the Savoy Stations using the purchase method of accounting.

     The unaudited pro forma financial statements reflect certain assumptions regarding the proposed transactions and are based on the historical consolidated financial statements of the respective companies. These unaudited pro forma combined condensed financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the audited financial statements and the unaudited interim financial statements, including the notes thereto, of Silver King, Savoy and HSN, which are incorporated by reference in this Joint Proxy Statement/Prospectus. See "Incorporation of Certain Documents by Reference."

     The pro forma combined condensed balance sheet, as of June 30, 1996, gives effect to each transaction as if it had occurred on June 30, 1996, and combine, in the case of the Combined Transaction, the unaudited balance sheet of Silver King, Savoy and HSN as of June 30, 1996; in the case of the Savoy Merger alone, the unaudited balance sheet of Silver King and Savoy as of June 30, 1996.

     The pro forma combined condensed statement of operations combines, in the case of the Combined Transaction, the unaudited statement of operations of Silver King, Savoy and HSN for the six-month period ended June 30, 1996 and the 12-month period ended December 31, 1995; in the case of the Savoy Merger alone, the unaudited statement of operations of Silver King and Savoy for the six-month period ended June 30, 1996 and the 12-month period ended December 31, 1995, in each case, as if the relevant transaction had occurred on January 1, 1995. In addition, the pro forma combined condensed statement of operations combines the entities listed above in the case of the Savoy Merger and Combined Transaction as if the relevant transactions had occurred on January 1, 1995, adjusted for the assumed acquisition of the Savoy Stations as of January 1, 1995.

     The notes to the pro forma combined condensed financial statements for the Combined Transaction also serve as the notes for the pro forma combined condensed financial statements for the Savoy Merger.

     After the consummation of the Combined Transaction, Silver King will determine the fair value of significant assets and liabilities and business operations of HSN and Savoy, which may include the use of independent appraisals. Using this information, Silver King will make a final allocation of the excess purchase price, including allocation to the intangibles other than goodwill. Accordingly, the purchase accounting information is preliminary and has been made solely for the purposes of developing such unaudited pro forma combined condensed financial information.

     The unaudited pro forma combined information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations which would have actually been reported had any of the transactions occurred as of June 30, 1996, or for the six months ended June 30, 1996, or for the year ended December 31, 1995, nor is it necessarily indicative of future financial position or results of operations. Although cost savings and other benefits from the synergies of operations of the combined companies are expected, no such benefits are reflected in these pro forma combined condensed financial statements.

                     UNAUDITED PRO FORMA COMBINED CONDENSED
                              FINANCIAL STATEMENTS

                               TABLE OF CONTENTS

                                                                                        PAGE
Combined Transaction
  Pro Forma Combined Condensed Balance Sheet -- June 30, 1996.........................  161
  Pro Forma Combined Condensed Statement of Operations -- Six Months Ended June 30,
     1996.............................................................................  162
  Pro Forma Combined Condensed Statement of Operations -- Year Ended December 31,
     1995.............................................................................  163
  Notes to Unaudited Pro Forma Combined Condensed Financial Statements................  164
Savoy Merger
  Pro Forma Combined Condensed Balance Sheet -- June 30, 1996.........................  166
  Pro Forma Combined Condensed Statement of Operations -- Six Months Ended June 30,
     1996.............................................................................  167
  Pro Forma Combined Condensed Statement of Operations -- Year Ended December 31,
     1995.............................................................................  168
Savoy Adjusted(1)
  Pro Forma Combined Condensed Statement of Operations -- Year Ended December 31,
     1995.............................................................................  169
  Notes to Unaudited Pro Forma Combined Condensed Statement of Operations.............  170
  Combined Transaction -- Savoy Adjusted -- Year Ended December 31, 1995..............  171
  Savoy Merger -- Savoy Adjusted -- Year Ended December 31, 1995......................  172

(1) Reflects the Combined Transaction and the Savoy Merger with Savoy's 1995 acquisition of the Savoy Stations (WVUE-TV, WALA-TV, KHON-TV and WLUK-TV) as if the television station acquisitions occurred as of January 1, 1995.

                                COMBINED TRANSACTION

                UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                   (IN THOUSANDS)

                                                             JUNE 30, 1996
                                 ---------------------------------------------------------------------
                                                                                            PRO FORMA
                                 SILVER KING     HSN        SAVOY     ADJUSTMENTS            COMBINED
                                 -----------   --------   ---------   -----------           ----------
            Assets
Current Assets:
Cash and other short-term
  investments..................   $   19,837   $ 17,351   $  30,592   $    24,890(9)        $   92,670
Accounts and notes
  receivable...................        3,447     27,908      22,361                             53,716
Inventories....................           --     89,569      69,271                            158,840
Other..........................        2,246     30,998       2,264                             35,508
                                   ---------   --------   ---------    ----------           ----------
          Total current
            assets.............       25,530    165,826     124,488        24,890              340,734
Property, plant and equipment,
  net..........................       24,523    102,188      19,310                            146,021
Intangible assets including
  goodwill and broadcast
  licenses, net................       55,305      3,067     256,937     1,063,402(1b)(4)     1,378,711
Deferred tax asset.............           --     20,202          --                             20,202
Cable distribution fees........           --    108,664          --                            108,664
Noncurrent inventories.........           --         --      38,079       (33,145)(1a)           4,934
Long-term investments and
  receivables..................       22,461     14,129          --                             36,590
Deferred charges and other.....        3,627      3,834       9,339                             16,800
                                   ---------   --------   ---------    ----------           ----------
          Total noncurrent
            assets.............      105,916    252,084     323,665     1,055,147            1,711,922
          Total assets.........   $  131,446   $417,910   $ 448,153   $ 1,055,147           $2,052,656
                                   =========   ========   =========    ==========           ==========
 Liabilities and Stockholders'
             Equity
Liabilities:
Accounts payable, accrued and
  other current liabilities....   $    6,361   $151,353   $  48,557   $     6,500(4)        $  212,771
Current portion of long-term
  debt.........................       12,819        417          --                             13,236
                                   ---------   --------   ---------    ----------           ----------
          Total current
            liabilities........       19,180    151,770      48,557         6,500              226,007
Deferred income taxes..........       14,595         --          45                             14,640
Long-term debt.................       89,480    118,079     170,531                            378,090
Other long-term liabilities....           --         --       7,338                              7,338
                                   ---------   --------   ---------    ----------           ----------
          Total liabilities....      123,255    269,849     226,471         6,500              626,075
Minority interest in Savoy
  Stations and HSN.............           --         --      71,320       265,573(1b)(9)       336,893
Stockholders' Equity:
Preferred stock................           --         --          --                                 --
Common stock...................           71        790         300          (724)(1a)(1b)         437
Common stock -- Class B........           24        200          --           (92)    (1b)         132
Additional paid-in capital.....      127,401    184,196     366,952       529,875(1a)(1b)    1,208,424
Note receivable from key
  executive for common stock
  issuance.....................       (4,998)        --          --                             (4,998)
Unamortized value of restricted
  stock........................           --         --      (6,821)        6,821(5)                --
Unearned compensation..........       (3,126)    (3,293)         --         3,293(1b)           (3,126)
Treasury stock.................           --    (48,718)         --        48,718(1b)               --
Retained earnings (deficit)....     (111,181)    14,886    (210,069)      195,183(1a)(1b)     (111,181)
                                   ---------   --------   ---------    ----------           ----------
          Total stockholders'
            equity.............        8,191    148,061     150,362       783,074            1,089,688
                                   ---------   --------   ---------    ----------           ----------
          Total liabilities and
            stockholders'
            equity.............   $  131,446   $417,910   $ 448,153   $ 1,055,147           $2,052,656
                                   =========   ========   =========    ==========           ==========

See notes to unaudited pro forma combined condensed financial statements for the
                             Combined Transaction.

                              COMBINED TRANSACTION

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                         SIX MONTHS ENDED JUNE 30, 1996
                                         ---------------------------------------------------------------
                                                                                               PRO FORMA
                                         SILVER KING     HSN       SAVOY     ADJUSTMENTS       COMBINED
                                         -----------   --------   --------   -----------       ---------
Revenues:
  Broadcasting, net....................    $22,036           --   $ 23,024    $ (20,600)(6)    $  24,460
  Home shopping........................         --     $499,601         --                       499,601
  Filmed entertainment.................         --           --     43,937                        43,937
                                           -------     --------   --------     --------         --------
          Total revenues...............     22,036      499,601     66,961      (20,600)         567,998
Operating costs and expenses:
  Cost of sales........................        193      316,491    100,048                       416,732
  Engineering and programming..........         --       48,741         --      (22,483)(6)       26,258
  Selling, general and
     administrative(3).................     11,774      105,299     13,489                       130,562
  Depreciation and amortization........      6,862       16,412      7,259       13,293(7)        43,826
                                           -------     --------   --------     --------         --------
          Total operating expenses.....     18,829      486,943    120,796       (9,190)         617,378
          Operating income (loss)......      3,207       12,658    (53,835)     (11,410)         (49,380)
Other income (expense):
  Net interest expense.................     (3,423)      (5,398)    (7,666)                      (16,487)
  Miscellaneous........................        331        4,369         --                         4,700
                                           -------     --------   --------     --------         --------
                                            (3,092)      (1,029)    (7,666)                      (11,787)
  Income (loss) before income taxes,
     minority interest and
     extraordinary item................        115       11,629    (61,501)     (11,410)         (61,167)
Income tax (expense) benefit...........     (1,173)      (4,420)       580        4,070(10)         (943)
Minority interest in Savoy Stations and
  HSN(1b)..............................         --           --      1,189        1,307(8)         2,496
                                           -------     --------   --------     --------         --------
  Income (loss) before extraordinary
     item..............................    $(1,058)    $  7,209   $(59,732)   $  (6,033)       $ (59,614)
                                           =======     ========   ========     ========         ========
Weighted average number of common
  shares and common share
  equivalents..........................      9,471                                                56,872
Loss before extraordinary item per
  common share.........................    $ (0.11)                                            $   (1.05)

See notes to unaudited pro forma combined condensed financial statements for the
                             Combined Transaction.

                              COMBINED TRANSACTION

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                          YEAR ENDED DECEMBER 31, 1995
                                        -----------------------------------------------------------------
                                                                                               PRO FORMA
                                        SILVER KING      HSN       SAVOY(11)   ADJUSTMENTS      COMBINED
                                        -----------   ----------   ---------   -----------     ----------
Revenues:
  Broadcasting, net...................    $46,628             --   $  25,299    $ (41,449)(6)  $   30,478
  Home shopping.......................         --     $  919,796          --                      919,796
  Filmed entertainment................         --             --      67,300                       67,300
                                          -------      ---------     -------     --------       ---------
          Total revenues..............     46,628        919,796      92,599      (41,449)      1,017,574
Operating costs and expenses:
  Cost of sales.......................        591        602,849     137,126                      740,566
  Engineering and programming.........         --         98,216          --      (41,449)(6)      56,767
  Selling, general and
     administrative(3)................     26,110        244,150      21,445           --         291,705
  Depreciation and amortization.......     14,466         38,854       5,893       26,636(7)       85,849
  Restructuring and other charges.....      2,603         16,007          --                       18,610
                                          -------      ---------     -------     --------       ---------
          Total operating expenses....     43,770      1,000,076     164,464      (14,813)      1,193,497
  Operating income (loss).............      2,858        (80,280)    (71,865)     (26,636)       (175,923)
Other income (expense):
  Net interest expense................     (7,031)        (8,116)       (947)                     (16,094)
  Miscellaneous.......................        549           (426)         --                          123
  Litigation..........................         --         (6,383)         --                       (6,383)
                                          -------      ---------     -------     --------       ---------
                                           (6,482)       (14,925)       (947)                     (22,354)
  Loss before income taxes and
     minority interest................     (3,624)       (95,205)    (72,812)     (26,636)       (198,277)
Income tax (expense) benefit..........        218         33,322        (702)                      32,838
Minority interest in Savoy
  Stations(1b)........................         --             --        (230)         403(8)          173
                                          -------      ---------     -------     --------       ---------
  Net loss............................    $(3,406)    $  (61,883)  $ (73,744)   $ (26,233)     $ (165,266)
                                          =======      =========     =======     ========       =========
Weighted average number of common
  shares and common share
  equivalents.........................      9,084                                                  56,485
Loss per common share.................    $ (0.37)                                             $    (2.93)

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                 (IN THOUSANDS)

     (1a) Savoy Merger. The cost to acquire Savoy pursuant to the Savoy Merger and the determination of the excess net assets acquired over the acquisition cost are as set forth below:

    Issuance of Silver King Common Stock, including estimated                    $ 117,217
      transactions costs -- see Note 4............................
    Net assets of Savoy at June 30, 1996..........................   150,362
    Less: Fair value adjustments -- see Note 2....................   (33,145)
                                                                    --------
    Fair value of Savoy assets....................................                (117,217)
                                                                                  --------
    Goodwill......................................................               $       0
                                                                                  ========

     The pro forma adjustments assume a price of $26.80 per share of Silver King Common Stock. The pro forma issuance is based on the negotiated Savoy Conversion Ratio of .14 of a share of Silver King Common Stock for each share of Savoy Common Stock.

     (1b) HSN Merger. The cost to acquire HSN pursuant to the HSN Merger and the preliminary determination of the unallocated excess acquisition cost over the net assets acquired are as set forth below:

    Issuance of Silver King Common Stock and Silver King Class B Common
      Stock..................................................................  $1,209,463
    Net assets of HSN at June 30, 1996.......................................    (148,061)
                                                                               ----------
    Goodwill.................................................................  $1,061,402
                                                                               ==========

     The pro forma adjustment assumes a price of $28.00 per share of Silver King Common and Class B Common Stock. The pro forma issuance is based on an exchange ratio of .45 of a share of Silver King Common Stock for each share of HSN Common Stock and an exchange ratio of .54 of a share of Silver King Class B Common Stock for each share of HSN Class B Common Stock. No Contingent Rights Shares are assumed to be currently issued.

     Due to the obligations of the parties to exchange Liberty's remaining shares upon certain future events, the pro forma adjustment for minority interest represents approximately 19.9% of the net assets of HSN as adjusted for the current fair value or $240.7 million. In addition, $48.7 million of HSN Common Stock in treasury has been eliminated, and all HSN unearned compensation has been eliminated. Compensation expense of approximately $3.3 million arising as a result of the accelerated vesting of restricted stock directly related to the transaction has not been reflected in the pro forma statement of operations because the expense is non-recurring. No minority interest in losses of HSN has been reflected in the pro forma income statements as a result of the obligations discussed above.

     (2) Film Inventory. In accordance with Accounting Principles Board Opinion No. 16, "Business Combinations," as amended, Silver King has preliminarily allocated the excess of net assets acquired over the acquisition cost to reduce long-term assets, specifically film inventory. This reduction is consistent with a preliminary analysis by Silver King of Savoy's released film inventory, its unreleased films (other than those films anticipated to be released prior to closing of the Savoy Merger) and its projects in development. The preliminary determination of fair values was based, in part, on consideration of the present value of known and estimated cash flows, as well as Silver King's preliminary intentions with respect to exploiting the acquired film assets.

     The actual purchase price accounting adjustments will be based on the facts and circumstances at the time of closing of the Savoy Merger.

     (3) In connection with the Savoy Merger and the Combined Transaction, Silver King will incur compensation expense of approximately $1.3 million, which will be amortized over the four-year vesting period, as a result of the grant to Mr. Diller of options to purchase 625,000 shares of Silver King Common Stock. The expense has not been reflected in the pro forma combined condensed financial statements because the charge is non-recurring. The options are subject to shareholder approval of the 1995 Stock Incentive Plan, and 221,625 and 403,375, respectively of such shares are also conditioned upon consummation of the Savoy

                NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED
                      FINANCIAL STATEMENTS -- (CONTINUED)

Merger and the Exchange. Each share of Silver King Common Stock granted to Mr. Diller under the proposed 1995 Stock Incentive Plan is priced at $30.75 per share, which is approximately $2.15 per share less than the trading value of Silver King Common Stock on the date of grant.

     (4) Silver King estimates it will incur aggregate transaction costs of approximately $4.5 million and $2.0 million associated with the Savoy Merger and the HSN Transactions, respectively. Total transaction costs to be incurred by Silver King, Savoy and HSN with respect to the consummation of the transactions include legal, printing, accounting and financial advisory services as well as other related expenses attributable to such transactions.

     (5) Savoy issued 500,000 shares of restricted Savoy Common Stock to two key executives pursuant to Savoy's 1994 Restricted Stock Plan and 100,000 shares of restricted Savoy Common Stock to one executive pursuant to a restricted stock agreement. Upon completion of the Savoy Merger, the three executives will receive an aggregate of 84,000 shares of unrestricted Silver King Common Stock. Compensation expense of approximately $6.8 million arising as a result of the accelerated vesting of restricted stock directly related to the transaction has not been reflected in the pro forma statement of operations because the expense is non-recurring. The compensation charge will be recorded by Savoy immediately prior to the consummation of the Savoy Merger.

     (6) Intercompany revenue and engineering expense between Silver King and HSN have been eliminated in these pro forma combined condensed financial statements. Silver King currently receives a monthly affiliation fee for broadcasting HSC's programming on the Silver King Stations. HSN accrues the cost of the bonus expense according to the affiliation agreement whereas Silver King records this bonus as revenue when the cash is received.

     (7) Pro forma amortization adjustments reflect additional amortization expense resulting from the increase in intangible assets. Silver King believes that any significant allocation of excess purchase price to intangibles will be amortized over 40 years. Such amortization period is based on Silver King's belief that the combined company has substantial potential for achieving long-term appreciation as a fully integrated retail, entertainment and communications company. Silver King believes that the combined company will benefit from the Savoy Merger and the HSN Transactions for an indeterminable period of time and, therefore, a 40-year amortization period is appropriate.

     (8) On June 13, 1996 and September 11, 1996, Fox acquired, through exercise of the Fox Options, additional 25% non-voting interests in one and three of the Savoy Stations, respectively, thereby increasing its total non-voting interest in these entities to 50%. Fox has no representatives on the board of directors of the subsidiaries of Savoy holding the Savoy Stations and will not participate in the operations of the Savoy Stations. Minority interest in the result of operations of the Savoy Stations has been adjusted to reflect Fox's increased ownership percentages as of the beginning of the respective periods.

     (9) The pro forma balance sheet reflects the addition to cash and related minority interest for the exercise of the Fox Option on September 11, 1996, of $24,890.

     (10) The pro forma income statement reflects an adjustment to reverse HSN's federal tax expense. The federal tax liability for HSN would have been reduced if the transactions had occurred at the beginning of the period as the combined companies may have elected to file a consolidated federal tax return. No adjustment to state taxes has been reflected in these pro forma financial statements due to the inability to allocate the benefits by state.

     (11) Separate Unaudited Pro Forma Condensed Combined Statements of Operations included herein reflect the Savoy Merger and the Combined Transaction with Savoy's 1995 acquisition of the Savoy Stations (WVUE-TV, WALA-TV, KHON-TV and WLUK-TV) as if the television station acquisitions occurred as of January 1, 1995.

                                  SAVOY MERGER

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                 (IN THOUSANDS)

                                                                          JUNE 30, 1996
                                                   -----------------------------------------------------------
                                                                                                     PRO FORMA
                                                   SILVER KING       SAVOY       ADJUSTMENTS         COMBINED
                                                   -----------     ---------     -----------         ---------
                     Assets
Current Assets:
Cash and other short-term instruments............   $   19,837     $  30,592      $  24,890(9)       $  75,319
Accounts and notes receivable....................        3,447        22,361                            25,808
Inventories......................................           --        69,271                            69,271
Other............................................        2,246         2,264                             4,510
                                                      --------      --------       --------           --------
          Total current assets...................       25,530       124,488         24,890            174,908
Property, plant and equipment, net...............       24,523        19,310                            43,833
Intangible assets including goodwill and
  broadcast licenses, net........................       55,305       256,937                           312,242
Noncurrent inventories...........................           --        38,079        (33,145)(1a)         4,934
Long-term investments and receivables............       22,461            --                            22,461
Deferred charges and other.......................        3,627         9,339                            12,966
                                                      --------      --------       --------           --------
          Total noncurrent assets................      105,916       323,665        (33,145)           396,436
          Total assets...........................   $  131,446     $ 448,153      $  (8,255)         $ 571,344
                                                      ========      ========       ========           ========
      Liabilities and Stockholders' Equity
Liabilities:
Accounts payable, accrued and other current
  liabilities....................................   $    6,361     $  48,557      $   4,500(4)       $  59,418
Current portion of long-term debt................       12,819            --                            12,819
                                                      --------      --------       --------           --------
          Total current liabilities..............       19,180        48,557          4,500             72,237
Deferred income taxes............................       14,595            45                            14,640
Long-term debt...................................       89,480       170,531                           260,011
Other long-term liabilities......................           --         7,338                             7,338
                                                      --------      --------       --------           --------
          Total liabilities......................      123,255       226,471          4,500            354,226
Minority interest in Savoy Stations..............           --        71,320         24,890(9)          96,210
Stockholders' Equity:
Preferred stock..................................           --            --                                --
Common stock.....................................           71           300           (258)(1a)           113
Common stock Class B.............................           24            --                                24
Additional paid in capital.......................      127,401       366,952       (254,277)(1a)       240,076
Note receivable from key executive for
  common stock issuance..........................       (4,998)           --                            (4,998)
Unamortized value of restricted stock............           --        (6,821)         6,821(5)              --
Unearned compensation............................       (3,126)           --                            (3,126)
Retained earnings (deficit)......................     (111,181)     (210,069)       210,069(1a)       (111,181)
                                                      --------      --------       --------           --------
          Total stockholders' equity.............        8,191       150,362        (37,645)           120,908
          Total liabilities and stockholders'
            equity...............................   $  131,446     $ 448,153      $  (8,255)         $ 571,344
                                                      ========      ========       ========           ========

See notes to unaudited pro forma combined condensed financial statements for the
                             Combined Transaction.

                                  SAVOY MERGER

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                             SIX MONTHS ENDED JUNE 30, 1996
                                                 ------------------------------------------------------
                                                                                              PRO FORMA
                                                 SILVER KING      SAVOY       ADJUSTMENTS     COMBINED
                                                 -----------     --------     -----------     ---------
Revenues:
  Broadcasting, net............................    $22,036       $ 23,024                     $  45,060
  Filmed entertainment.........................         --         43,937                        43,937
                                                   -------       --------                      --------
          Total revenues.......................     22,036         66,961                        88,997
Operating costs and expenses:
  Costs of sales...............................        193        100,048                       100,241
  Selling, general and administrative(3).......     11,774         13,489                        25,263
  Depreciation and amortization................      6,862          7,259                        14,121
                                                   -------       --------                      --------
          Total operating expenses.............     18,829        120,796                       139,625
          Operating income (loss)..............      3,207        (53,835)                      (50,628)
Other income (expense):
  Net interest expense.........................     (3,423)        (7,666)                      (11,089)
  Miscellaneous................................        331             --                           331
                                                   -------       --------                      --------
                                                    (3,092)        (7,666)                      (10,758)
     Income (loss) before income taxes,
       minority interest and extraordinary
       item....................................        115        (61,501)                      (61,386)
  Income tax (expense) benefit.................     (1,173)           580                          (593)
  Minority interest in Savoy Stations..........         --          1,189       $ 1,307(8)        2,496
                                                   -------       --------       -------        --------
  Loss before extraordinary item...............    $(1,058)      $(59,732)      $ 1,307       $ (59,483)
                                                   =======       ========       =======        ========
Weighted average number of common shares and
  common share equivalents.....................      9,471                                       13,677
Loss before extraordinary item per common
  share........................................    $ (0.11)                                   $   (4.35)

See notes to unaudited pro forma combined condensed financial statements for the
                             Combined Transaction.

                                  SAVOY MERGER

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                              YEAR ENDED DECEMBER 31, 1995
                                                 ------------------------------------------------------
                                                 SILVER KING     SAVOY(11)     ADJUSTMENTS     COMBINED
                                                 -----------     ---------     -----------     --------
Revenues:
  Broadcasting, net............................    $46,628       $  25,299                     $ 71,927
  Filmed entertainment.........................         --          67,300                       67,300
                                                   -------        --------                     --------
          Total revenues.......................     46,628          92,599                      139,227
Operating costs and expenses:
  Costs of sales...............................        591         137,126                      137,717
  Selling, general, and administrative(3)......     26,110          21,445                       47,555
  Other, including restructuring charge........      2,603                                        2,603
  Depreciation and amortization................     14,466           5,893                       20,359
                                                   -------        --------                     --------
          Total operating expenses.............     43,770         164,464                      208,234
          Operating income (loss)..............      2,858         (71,865)                     (69,007)
Other income (expense):
  Net interest expense.........................     (7,031)           (947)                      (7,978)
  Miscellaneous................................        549              --                          549
                                                   -------        --------                     --------
                                                    (6,482)           (947)                      (7,429)
     Loss before income taxes..................     (3,624)        (72,812)                     (76,436)
  Income tax (expense) benefit.................        218            (702)                        (484)
  Minority interest in Savoy Stations..........         --            (230)       $ 403(8)          173
                                                   -------        --------         ----        --------
          Net loss.............................    $(3,406)      $ (73,744)       $ 403        $(76,747)
                                                   =======        ========         ====        ========
Weighted average number of common shares
  and common share equivalents.................      9,084                                       13,290
Loss per common share..........................    $ (0.37)                                    $  (5.77)

See notes to unaudited pro forma combined condensed financial statements for the
                             Combined Transaction.

                               SAVOY ADJUSTED(11)

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                            YEAR ENDED DECEMBER 31, 1995
                                              ---------------------------------------------------------
                                                  SAVOY        STATIONS                         SAVOY
                                              HISTORICAL(A)    ACQUIRED    ADJUSTMENTS         ADJUSTED
                                              -------------    --------    -----------         --------
Revenues:
  Broadcasting, net.........................    $  25,299      $ 34,779                        $ 60,078
  Filmed entertainment......................       67,300            --                          67,300
                                                 --------       -------                        --------
          Total revenues....................       92,599        34,779                         127,378
Operating costs and expenses:
  Costs of sales............................      137,126        11,799      $  (577)(b)        148,348
  Selling, general and administrative.......       21,445        11,774       (4,205)(b)(c)      29,014
  Depreciation and amortization.............        5,893         5,102        1,799(d)          12,794
                                                 --------       -------      -------           --------
          Total operating expenses..........      164,464        28,675       (2,983)           190,156
  Operating income (loss)...................      (71,865)        6,104        2,983            (62,778)
  Net interest expense......................         (947)       (6,966)      (1,954)(e)        (10,450)
                                                                                (583)(f)
                                                 --------       -------      -------           --------
  Loss before income taxes..................      (72,812)         (862)         446            (73,228)
  Income tax (expense) benefit..............         (702)         (404)        (522)(g)         (1,628)
  Minority interest in Savoy Stations.......         (230)           --         (361)(h)           (591)
                                                 --------       -------      -------           --------
          Net loss..........................    $ (73,744)     $ (1,266)     $  (437)          $(75,447)
                                                 ========       =======      =======           ========
Weighted average number of common shares
  and common share equivalents..............       29,560                                        29,560
Loss per common share.......................    $   (2.49)                                     $  (2.55)

See notes to Savoy Adjusted Unaudited Pro Forma Combined Condensed Statement of
                                  Operations.

                                 SAVOY ADJUSTED

                NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED
                            STATEMENT OF OPERATIONS

(a) The four Savoy Stations acquired consist of WVUE, WALA, KHON (including McHale Videofilm and satellite stations KAII-TV and KHAQ-TV) and WLUK. The results of operations for WVUE, WALA and KHON through August 22, 1995, and the results of operations for WLUK through April 28, 1995, are included in the stations acquired results of operations. The results of operations for WVUE, WALA and KHON from August 23, 1995 to December 31, 1995, and the results of operations for WLUK from April 29, 1995 to December 31, 1995, are included in Savoy's historical results of operations.

(b) Reflects the approximate personnel and other cost savings implemented at Savoy Stations.

(c) Reflects the differential in corporate overhead expenses incurred by the Savoy Stations subsequent to the acquisition, including approximately $400,000 of franchise tax on an annual basis.

(d) Reflects amortization related to broadcast licenses and other intangibles recorded in connection with the acquisition, and to the increase in depreciation primarily related to the purchases of fixed assets.

(e) Reflects incremental amortization of financing costs, including interest, on $45 million borrowed by Savoy under the Credit Agreement, dated as of June 1, 1995, among Savoy, the financial institutions from time to time party thereto and Chemical Bank as Administrative Agent and Collateral Agent, and $135 million in acquisition loans made to the Savoy Stations under the Credit Agreement, dated as of June 30, 1995 to fund the acquisition at an effective interest rate of 8%. A change in the respective interest rates of 1/8 of 1% would have the effect of increasing or decreasing interest expense by approximately $226,000. The pro forma results do not include any interest income to be earned or interest expense that would be reduced based on the cash flow generated by the stations acquired.

(f) Reflects the reduction in interest income resulting from approximately $35 million of Savoy's U.S. Government Securities that were used to finance a portion of Savoy's $80 million investment in the Savoy Stations acquired at an effective interest rate of 5%.

(g) Reflects the income tax expense effect of adjustments (b) through (f).

(h) Reflects the initial 25% non-voting minority interest in the Savoy Stations. In a series of transactions in 1996, such minority interest was increased to a 50% non-voting minority interest, which has been adjusted for in the applicable pro forma financial statements.

                  COMBINED TRANSACTION -- SAVOY ADJUSTED (11)

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                      YEAR ENDED DECEMBER 31, 1995
                                 -----------------------------------------------------------------------
                                                             SAVOY                            PRO FORMA
                                 SILVER KING      HSN       ADJUSTED   ADJUSTMENTS             COMBINED
                                 -----------   ----------   --------   -----------            ----------
Revenues:
  Broadcasting, net............    $46,628             --   $ 60,078    $ (41,449)(6)         $   65,257
  Home shopping................         --     $  919,796         --                             919,796
  Filmed entertainment.........         --             --     67,300                              67,300
                                   -------      ---------   --------     --------              ---------
          Total revenues.......     46,628        919,796    127,378      (41,449)             1,052,353
Operating costs and expenses:
  Cost of sales................        591        602,849    148,348                             751,788
  Engineering and
     programming...............         --         98,216         --      (41,449)(6)             56,767
  Selling, general and
     administrative(3).........     26,110        244,150     29,014                             299,274
  Depreciation and
     amortization..............     14,466         38,854     12,794       26,636(7)              92,750
  Other, including
     restructuring
     charges...................      2,603         16,007                                         18,610
                                   -------      ---------   --------     --------              ---------
          Total operating
            expenses...........     43,770      1,000,076    190,156      (14,813)             1,219,189
  Operating income (loss)......      2,858        (80,280)   (62,778)     (26,636)              (166,836)
Other income (expense):
  Net interest expense.........     (7,031)        (8,116)   (10,450)                            (25,597)
  Miscellaneous................        549           (426)        --                                 123
  Litigation...................         --         (6,383)        --                              (6,383)
                                   -------      ---------   --------     --------              ---------
                                    (6,482)       (14,925)   (10,450)                            (31,857)
Loss before income taxes.......     (3,624)       (95,205)   (73,228)     (26,636)              (198,693)
  Income tax (expense)
     benefit...................        218         33,322     (1,628)                             31,912
  Minority interest in Savoy
     Stations(1b)..............         --             --       (591)         403(8)                (188)
                                   -------      ---------   --------     --------              ---------
          Net loss.............    $(3,406)    $  (61,883)  $(75,447)   $ (26,233)            $ (166,969)
                                   =======      =========   ========     ========              =========
Weighted average number of
  common shares and common
  share
  equivalents..................      9,084                                                        56,485
Net loss per common share......    $ (0.37)                                                   $    (2.96)

See notes to unaudited pro forma combined condensed financial statements for the
                             Combined Transaction.

                      SAVOY MERGER -- SAVOY ADJUSTED (11)

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                               YEAR ENDED DECEMBER 31, 1995
                                                   ----------------------------------------------------
                                                                    SAVOY                     PRO FORMA
                                                   SILVER KING     ADJUSTED     ADJUSTMENTS   COMBINED
                                                   -----------     --------     -----------   ---------
Revenues:
  Broadcasting, net..............................   $  46,628      $ 60,078                   $ 106,706
  Filmed entertainment...........................          --        67,300                      67,300
                                                      -------      --------         ----       --------
          Total revenues.........................      46,628       127,378                     174,006
Operating costs and expenses:
  Cost of sales..................................         591       148,348                     148,939
  Selling, general and administrative(3).........      26,110        29,014                      55,124
  Other, including restructuring charges.........       2,603            --                       2,603
  Depreciation and amortization..................      14,466        12,794                      27,260
                                                      -------      --------         ----       --------
          Total operating expenses...............      43,770       190,156                     233,926
  Operating income (loss)........................       2,858       (62,778)                    (59,920)
Other income (expense)
  Net interest expense...........................      (7,031)      (10,450)                    (17,481)
  Miscellaneous..................................         549            --                         549
                                                      -------      --------         ----       --------
                                                       (6,482)      (10,450)                    (16,932)
  Loss before income taxes.......................      (3,624)      (73,228)                    (76,852)
Income tax (expense) benefit.....................         218        (1,628)                     (1,410)
Minority interest in Savoy Stations..............          --          (591)       $ 403(9)        (188)
                                                      -------      --------         ----       --------
  Net loss.......................................   $  (3,406)     $(75,447)       $ 403      $ (78,450)
                                                      =======      ========         ====       ========
Weighted average number of common shares
  and common share equivalents...................       9,084                                    13,290
Net earnings (loss) per common share.............   $   (0.37)                                $   (5.90)

See notes to unaudited pro forma combined condensed financial statements for the
                             Combined Transaction.

                  AUTHORIZED CAPITAL STOCK AMENDMENT PROPOSAL

     At the Silver King Meeting, Silver King stockholders will be requested to consider and approve the Authorized Capital Stock Amendment Proposal. The Authorized Capital Stock Amendment Proposal provides that Article IV of the Silver King Certificate will be amended to increase the authorized shares of Silver King Common Stock from 30,000,000 shares to 150,000,000 shares, the authorized shares of Silver King Class B Common Stock from 2,415,945 shares to 30,000,000 shares and the authorized shares of Silver King Preferred Stock from 50,000 shares to 15,000,000 shares. The increase in the authorized Silver King Common Stock and Silver King Class B Common Stock is required in order to consummate both the Savoy Merger and the HSN Merger, although approval of such proposal is only a condition to the parties obligations to consummate the HSN Merger. The remaining shares of authorized but unissued Silver King Common Stock and Silver King Class B Common Stock (after reserving shares of Silver King in connection with the HSN Debentures, the HSN Options, the Contingent Rights Shares and the Exchange Shares), as well as shares of Silver King Preferred Stock, may thereafter be used for general corporate purposes, including in connection with future acquisitions. The Authorized Capital Stock Amendment Proposal is described under, "Summary -- The Authorized Capital Stock Amendment Proposal." The approval of the Authorized Capital Stock Amendment Proposal is required to consummate the Savoy Merger and the HSN Merger. For a description of Silver King Common Stock and rights of Silver King stockholders, see "Comparison of Rights of Stockholders of Silver King, Savoy and HSN -- Authorized Capital Stock" and "Description of Silver King Common Stock."

VOTE REQUIRED

     Pursuant to the Silver King Certificate and the DGCL, approval of the Authorized Capital Stock Amendment Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of each of the Silver King Common Stock and Silver King Class B Common Stock, voting as separate classes. In view of the agreement between Mr. Diller and Liberty to vote the Silver King Securities owned by them (or BDTV) in favor of such proposal, approval of the Authorized Capital Stock Amendment Proposal by the holders of Silver King Class B Common Stock is assured, but approval by the holders of Silver King Common Stock is not assured.

     THE SILVER KING BOARD OF DIRECTORS (OTHER THAN MR. DILLER, WHO DID NOT PARTICIPATE IN THE VOTING ON SUCH PROPOSAL) BELIEVES THAT APPROVAL OF THE AUTHORIZED CAPITAL STOCK AMENDMENT PROPOSAL IS IN THE BEST INTERESTS OF SILVER KING STOCKHOLDERS AND, ACCORDINGLY, UNANIMOUSLY RECOMMENDS A VOTE FOR THE AUTHORIZED CAPITAL STOCK AMENDMENT PROPOSAL. YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                              NAME CHANGE PROPOSAL

     At the Silver King Meeting, Silver King stockholders will be requested to consider and approve the Name Change Proposal. The Name Change Proposal provides that, upon consummation of the HSN Merger, Article I of the Silver King Certificate will be amended to state that the name of Silver King is "HSN, Inc." If approved, the Name Change Proposal will not be effected unless and until the HSN Merger is consummated.

VOTE REQUIRED

     Pursuant to the Silver King Certificate and the DGCL, approval of the Name Change Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of each of the Silver King Common Stock and Silver King Class B Common Stock, voting as separate classes. In view of the agreement between Mr. Diller and Liberty to vote the Silver King Securities owned by them (or BDTV) in favor of such proposal, approval of the Name Change Proposal by the holders of Silver King Class B Common Stock is assured, but approval by the holders of Silver King Common Stock is not assured.

     THE SILVER KING BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF THE NAME CHANGE PROPOSAL IS IN THE BEST INTERESTS OF SILVER KING STOCKHOLDERS AND,

ACCORDINGLY, UNANIMOUSLY RECOMMENDS A VOTE FOR THE NAME CHANGE PROPOSAL. YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                         CLASS VOTE AMENDMENT PROPOSAL

     At the Silver King Meeting, Silver King stockholders will be requested to consider and approve the Class Vote Amendment Proposal. The Class Vote Amendment Proposal provides that Article IV of the Silver King Certificate will be amended to eliminate certain provisions in Article IV providing for the separate class vote of the holders of Silver King Common Stock and Silver King Class B Common Stock. The proposed elimination of the separate class vote in the circumstances specified in the Silver King Charter reflects the fact that such a provision, which provides a separate class vote as long as at least 2,280,000 shares of Silver King Class B Common Stock are outstanding, was adopted based on Silver King's then existing capital structure in which the 2,280,000 shares of Silver King Class B Common Stock were related to the aggregate number of shares of Silver King Class B Common Stock then authorized and outstanding and which authorized number is proposed to be increased pursuant to the Authorized Capital Stock Amendment Proposal and, accordingly, such 2,280,000 number will no longer bear any such relation. The Silver King Board recognized that, even with the current separate class vote provision, Mr. Diller, through the Stockholders Agreement and his positions with Silver King, would have the ability to control the outcome of substantially all matters submitted to a vote of Silver King stockholders by virtue of his control over in excess of 30% of the outstanding Silver King Common Stock, assuming that both the Savoy Merger and the HSN Merger are consummated. In the view of the Silver King Board, such control may have a beneficial impact on the financial performance of Silver King and the market value of Silver King Common Stock, which value has increased substantially since the time Mr. Diller became Chairman of the Board and Chief Executive Officer of Silver King and obtained a significant equity interest in Silver King. The Class Vote Amendment Proposal is described under "Summary -- The Class Vote Amendment Proposal" and "Risk Factors -- Controlling Stockholders" and "-- Limited Separate Rights of Holders of Silver King Common Stock; Effects of Class Vote Amendment Proposal on Voting Power." For a description of Silver King Common Stock and rights of Silver King stockholders, see "Comparison of Rights of Stockholders of Silver King, Savoy and HSN -- Voting," "-- Amendment of Certificate of Incorporation" and "-- Anti-Takeover Provisions;" and "Description of Silver King Common Stock."

VOTE REQUIRED

     Pursuant to the Silver King Certificate and the DGCL, approval of the Class Vote Amendment Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of each of the Silver King Common Stock and Silver King Class B Common Stock, voting as separate classes. In view of the agreement between Mr. Diller and Liberty to vote the Silver King Securities owned by them (or BDTV) in favor of such proposal, approval of the Class Vote Amendment Proposal by the holders of Silver King Class B Common Stock is assured but approval by the holders of Silver King Common Stock is not assured.

     THE SILVER KING BOARD OF DIRECTORS (OTHER THAN MR. DILLER, WHO DID NOT PARTICIPATE IN THE VOTING ON SUCH PROPOSAL) BELIEVES THAT APPROVAL OF THE CLASS VOTE AMENDMENT PROPOSAL IS IN THE BEST INTERESTS OF SILVER KING STOCKHOLDERS AND, ACCORDINGLY, UNANIMOUSLY RECOMMENDS A VOTE FOR THE CLASS VOTE AMENDMENT PROPOSAL. YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                       ELECTION OF SILVER KING DIRECTORS

     The Silver King Board has adopted a resolution to reduce the size of the Silver King Board to six directors, effective upon the election of Silver King directors at the Silver King Meeting. Six directors are to be elected by the stockholders of Silver King to hold office until the annual meeting of stockholders for fiscal year 1996 or until their respective successors have been elected. Proxies granted by stockholders in the form enclosed will be voted, unless otherwise directed, in favor of electing the following persons as directors: Barry

Diller, Victor A. Kaufman, Jonathan Oxendine, Bruce M. Ramer, Sidney J. Sheinberg and Richard E. Snyder. Messrs. Ramer and Sheinberg have been designated by the Silver King Board of Directors as nominees for the positions on the Silver King Board to be elected by holders of Silver King Common Stock voting as a separate class. To be elected, such directors must receive the favorable vote of the holders of a majority of the outstanding shares of Silver King Common Stock present in person or represented by proxy and entitled to vote thereon at the Silver King Meeting. Election of the remaining four directors requires the favorable vote by the holders of a majority of the outstanding Total Voting Power, present in person or represented by proxy and entitled to vote thereon at the Silver King Meeting. In the event any nominee named herein for election as a director at the Silver King Meeting is not available or willing to serve when the election occurs, proxies in the accompanying form may be voted for a substitute as well as for the other persons named herein. Messrs. Diller, Ramer and Sheinberg currently serve as directors of Silver King.

     Directors and executive officers of Silver King and their affiliates (including BDTV) who, as of the Silver King Record Date, had the right to vote an aggregate of 506,119 shares of Silver King Common Stock (including 61,630 shares of Silver King Common Stock beneficially owned by TCI and 441,988 shares of Silver King Common Stock beneficially owned by Mr. Diller) and 2,000,000 shares of Silver King Class B Common Stock, which shares collectively represent 66% of the outstanding Total Voting Power as of the Silver King Record Date and 7% of the outstanding shares of Silver King Common Stock as of such date, have indicated their intention to vote in favor of the directors nominated by the Silver King Board. Such holders hold Silver King Securities representing a percentage of the Total Voting Power sufficient to ensure approval of the proposed directors other than the directors to be elected by the holders of Silver King Common Stock voting as a separate class, notwithstanding the vote of any other Silver King stockholder.

     THE BOARD OF DIRECTORS OF SILVER KING UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE FOLLOWING DIRECTORS: BARRY DILLER, VICTOR
A. KAUFMAN, JONATHAN OXENDINE, BRUCE M. RAMER, SIDNEY J. SHEINBERG AND RICHARD
E. SNYDER. YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

INFORMATION REGARDING DIRECTORS, NOMINEES FOR ELECTION AS DIRECTORS AND CERTAIN CONTEMPLATED DIRECTORS

     Barry Diller, age 53, has been a director and the Chairman of the Board and Chief Executive Officer of Silver King since August 24, 1995. He was Chairman of the Board and Chief Executive Officer of QVC from January 1993 until February 28, 1995. From 1984 to 1992, Mr. Diller served as the Chairman of the Board and Chief Executive Officer of Fox, Inc. Prior to joining Fox, Inc., Mr. Diller served for ten years as Chairman of the Board and Chief Executive Officer of Gulf+Western Inc.'s (now Paramount Communications, Inc.) Paramount Pictures Corporation. Mr. Diller is a director and Chairman of the Board of HSN and a director of Golden Books Family Entertainment, Inc. He also serves on the Board of the Museum of Television and Radio and is a member of the Board of Councilors for the University of Southern California's School of Cinema-Television. Mr. Diller also serves on the Board of Directors for AIDS Project Los Angeles and the Executive Board for the Medical Sciences of University of California, Los Angeles.

     Victor A. Kaufman, age 52, has been Chairman and Chief Executive Officer of Savoy since March 1992 and a director of Savoy since February 1992. Mr. Kaufman was the founding Chairman and Chief Executive Officer of Tri-Star Pictures, Inc. ("Tri-Star") from 1983 until December 1987, at which time he became President and Chief Executive Officer of its successor company, Columbia Pictures Entertainment, Inc. ("Columbia"). He resigned from these positions at the end of 1989 following the acquisition of Columbia by Sony USA, Inc. Mr. Kaufman joined Columbia in 1974 and served in a variety of senior positions at Columbia and its affiliates prior to the founding of Tri-Star. Upon consummation of the Savoy Merger, Mr. Kaufman will be appointed an executive officer of Silver King to serve in its Office of the Chairman. In the event that Mr. Kaufman is elected to the Silver King Board and the Savoy Merger is not consummated, Mr. Kaufman will thereupon resign from the Silver King Board.

     John E. Oxendine is the founder and, since 1987, has been Chairperson of Blackstar Communications, Inc., a company that currently owns and operates three television stations affiliated with HSN. Since the fall of 1994, he has also served as Chairman and Chief Executive Officer of Blackstar, LLC, the owner through a subsidiary of station KEVN-TV, Rapid City, South Dakota and its satellite station, KIVV-TV, licensed to Lead-Deadwood, South Dakota. From 1981 to 1995, Mr. Oxendine served as President and Chief Executive Officer of Broadcast Capital Fund, Inc.

     Bruce M. Ramer, age 60, has been a principal of the law firm of Gang, Tyre, Ramer & Brown, Inc. for more than five years. He is Chairman of the Board of Directors of Geffen Playhouse, Los Angeles and a member of the Board of Directors of Rebuild L.A. Mr. Ramer is also Executive Director of the Entertainment Law Institute, Law Center of the University of Southern California, a member of the Board of Councilors, University of Southern California Law School, and a member of the Board of Trustees of Loyola Marymount University.

     Sidney J. Sheinberg, age 61, served as President and Chief Operating Officer and as a director of MCA INC. from June 1973 until October 1995. Since October 1995 Mr. Sheinberg has been a partner of The Bubble Factory, an entertainment company. Mr. Sheinberg served as a director of Cineplex Odeon Corporation from May 1986 until October 1995.

     Richard E. Snyder, age 63, has been Chairman and Chief Executive Officer since May 1996 and President since February 1996 of Golden Books Family Entertainment, Inc. (formerly Western Publishing Group). Prior to that time, Mr. Snyder had, since 1994, been an independent business consultant and investor. He was the Chairman and Chief Executive Officer of Simon & Schuster from 1975 to 1994. Mr. Snyder is also a director of Franklin Electronic Publishers, Inc. and Reliance Group Holdings, Inc. Mr. Snyder is a member of the Board of Directors of the National Book Awards, and a member of the Society of Fellows of the American Museum of Natural History, the Council on Foreign Relations, the Economic Club of New York and the Board of Overseers for the University Libraries of Tufts University.

     Directors whose terms of office will not continue after the Silver King Meeting and who are not nominees for election are not listed in this informational section.

     Pursuant to the HSN Merger Agreement, upon consummation of the HSN Merger, the size of the Silver King Board will be increased to nine directors and Messrs. Held, Schwarzkopf and Segal will be elected to the Silver King Board.

     Mr. Held, age 45, has been a director of HSN since February 1996. Since November 1995, Mr. Held has been President and Chief Executive Officer of HSN. From January 1995 to November 1995, Mr. Held served as President and Chief Executive Officer of Adrienne Vittadini, Inc., an apparel manufacturer and retailer. Between September 1993 and January 1995, Mr. Held was a senior executive of QVC, first as Senior Vice President in charge of new business development and later as Executive Vice President of merchandising, sales, product planning and new business development. For eleven years prior to that, until September 1993, Mr. Held was employed in different executive positions at Bloomingdale's.

     General Schwarzkopf, age 64, has been a director of HSN since May 1996. Since his retirement from the military in August 1991, General Schwarzkopf has been an author, a participant in several television specials and is currently working with NBC on additional television programs. From August 1990 to August 1991, he served as Commander-in-Chief, United States Central Command and Commander of Operations, Desert Shield and Desert Storm. General Schwarzkopf has 35 years of service with the military. He is also on the Board of Governors of the Nature Conservancy, Chairman of the Starbright Capital Campaign, co-founder of the Boggy Creek Gang, a member of the University of Richmond Board of Trustees, and serves on the Boards of Directors of Borg-Warner Security Corporation, Remington Arms Company, Washington Water Power, Pentzer Corporation, Kuhlman Corporation and Cap CURE, Association for the Cure of Cancer of the Prostate.

     Mr. Segal, age 53, has been a director of HSN since February 1996. Mr. Segal served as Assistant to the President of the United States from January 1993 to February 1996. In that connection, Mr. Segal was also confirmed by the United States Senate as the first Chief Executive Officer of the Corporation for National Service. Prior to that, Mr. Segal served as President of Bits & Pieces, Inc., a direct mail consumer product company from 1984 to January 1993, and publisher of GAMES magazine, a monthly publication from 1990 to January 1993.

EXECUTIVE OFFICERS

     The following table sets forth certain information concerning the persons who currently serve or will serve as executive officers of Silver King and who do not serve on the Silver King Board of Directors or are not included in "-- Information Regarding Directors and Nominees for Election as Directors and Certain Contemplated Directors."

                NAME                   AGE                  TITLE AND POSITION
-------------------------------------  ---   -------------------------------------------------
Douglas Binzak.......................  32    Executive Vice President -- Broadcasting
Adam Ware............................  30    Executive Vice President -- Broadcasting
Michael Drayer.......................  36    Executive Vice President, General Counsel and
                                             Secretary
Lia Afriat-Hernandez.................  51    Executive Vice
                                             President -- Compliance/Programming
James J. Miller......................  36    Vice President, Acting Chief Financial Officer
                                             and Controller

     Adam Ware joined Silver King in June 1996 as Executive Vice
President -- Broadcasting. From November 1994 to June 1996, he served as Senior Vice President of Network Distribution at Fox. From 1991 to 1994, he was Vice President, Affiliate Relations, West-Central Region of Fox. Mr. Ware joined Fox in 1989.

     Douglas Binzak joined Silver King in June 1996 as Executive Vice
President -- Broadcasting for Silver King Communications, Inc. From August 1994 to June 1996, Mr. Binzak served as Senior Vice President of Scheduling and Market Strategy at Fox, and, from February 1991 to August 1994, as Vice President of Program Scheduling and Planning at Fox. He joined Fox in 1986.

     Michael Drayer joined Silver King on February 1, 1993 as Vice President, Senior Counsel and Assistant Secretary. On May 10, 1993, Mr. Drayer was appointed Vice President, General Counsel and Assistant Secretary of Silver King, and, since August 17, 1993, Mr. Drayer has been Executive Vice President, General Counsel and Corporate Secretary of Silver King. Prior to joining Silver King, Mr. Drayer served as Senior Counsel for HSN since July 1991. Prior to that date, Mr. Drayer served as an associate attorney with the law firm of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo from October 1989 to July 1991, and as an associate attorney with the law firm of Wilner and Scheiner from February 1986 to October 1989.

     Lia Afriat-Hernandez served as Vice President -- Compliance/Programming of Silver King from May 1988 until April 23, 1993. Since April 23, 1993, Ms. Hernandez has been Executive Vice President -- Compliance/Programming of Silver King. Ms. Hernandez also served as Director of Compliance of Silver King from October 1986 until May 1988.

     James J. Miller has served as Vice President, Acting Chief Financial Officer and Controller of Silver King since July 1996. Prior to that time, he had been an officer of Savoy since October 1993 and Vice President and Controller since June 1994. Prior to joining Savoy, Mr. Miller was Manager of Studio Finance and Planning and Manager of Financial Reporting at Walt Disney Company.

     Upon consummation of the HSN Merger, Silver King expects that HSN's Chief Financial Officer and General Counsel will assume these respective positions at Silver King.

     Kevin J. McKeon has served as Executive Vice President, Chief Financial Officer and Treasurer of HSN since February 1996 and will become the Chief Financial Officer of Silver King upon consummation of the HSN Merger. He served as Senior Vice President of Accounting and Finance and Treasurer of HSN from December 1993 to February 1996. He served as Controller of HSN from July 1992 to December 1993. Prior to that appointment, he served as Executive Director of Finance of HSN from May 1991 to July 1992. From December 1986 to September 1990, he served in various financial capacities for HSN.

     James G. Gallagher is expected to join HSN on October 13, 1996 as Executive Vice President and General Counsel. Prior to joining HSN, Mr. Gallagher served as Group Counsel at American Express Travel Related Services Company, Inc. from July 1988 to September 1996.

SECTION 16 REPORTS

     During the fiscal year ended August 31, 1995 and during the period September 1, 1995 through December 31, 1995, Michael A. Green failed to file on a timely basis one Form 3 stock ownership report reflecting his initial beneficial ownership of Silver King Securities, and James M. Lawless failed to file on a timely basis one Form 4 stock ownership report reflecting a change in his beneficial ownership of Silver King Securities.

             BOARD OF DIRECTORS AND BOARD COMMITTEES OF SILVER KING

BOARD OF DIRECTORS

     The Silver King Board of Directors held 13 meetings during fiscal year 1995, including one meeting of employee directors, and acted by unanimous written consent on one occasion. The Silver King Board does not have a nominating committee for recommending to stockholders candidates for positions on the Board of Directors. During a February 13, 1996 Silver King Board meeting, the Silver King Board took action pursuant to the Silver King Bylaws to increase the size of the Silver King Board by one, to a total of eight directors.

AUDIT COMMITTEE

     The Audit Committee of the Silver King Board, consisting of Mr. Green, Vincent F. Barresi and Kenneth T. MacDonald, is authorized to recommend to the Silver King Board independent certified public accounting firms for selection as auditors of Silver King; make recommendations to the Silver King Board on auditing matters; examine and make recommendations to the Silver King Board concerning the scope of audits; and review and approve the terms of transactions between Silver King and related party entities. During the fiscal year 1995, the Audit Committee met five times. Silver King retained Deloitte & Touche LLP to conduct the audit for the fiscal year ended August 31, 1995, and has retained Ernst & Young LLP to conduct the audit for the fiscal year ended December 31, 1996. None of the members of the Audit Committee is an employee of Silver King.

COMPENSATION/BENEFITS COMMITTEE

     The Compensation/Benefits Committee, consisting of Messrs. MacDonald, Barresi, Green and Russell I. Pillar, is authorized to exercise all of the powers of the Silver King Board of Directors with respect to matters pertaining to compensation and benefits, including, but not limited to, salary matters, incentive/bonus plans, stock option plans, investment programs and insurance plans, and the Compensation/Benefits Committee is authorized to exercise all of the powers of the Silver King Board in matters pertaining to employee promotions and the designation and/or revision of employee positions and job titles. The Compensation/Benefits Committee met six times during the fiscal year 1995 and acted by unanimous written consent on one occasion.

EXECUTIVE COMMITTEE

     The Executive Committee of the Silver King Board, consisting of Messrs. Diller and Grant, has all the power and authority of the Silver King Board of Directors, except those powers specifically reserved to the Board of Directors by Delaware law, the Silver King Certificate or the Silver King Bylaws. The Executive Committee met four times during the fiscal year 1995.

                     COMPENSATION OF DIRECTORS AND CERTAIN
                       EXECUTIVE OFFICERS OF SILVER KING

GENERAL

     This section of the Joint Proxy Statement/Prospectus sets forth certain information pertaining to compensation of the Chief Executive Officer of Silver King and Silver King's four most highly compensated executive officers other than the Chief Executive Officer and certain other former executive officers during its fiscal year ended August 31, 1995, as well as information pertaining to the compensation of members of the Silver King Board of Directors.

SUMMARY OF EXECUTIVE OFFICER COMPENSATION

     The following sets forth the annual and long-term compensation for services to Silver King for the four months ended December 31, 1995 ("1995*") and the fiscal years ended August 31, 1995, 1994 and 1993 of those persons who were, at August 31, 1995, (i) the Chief Executive Officer of Silver King, (ii) the other four most highly compensated officers of Silver King whose compensation exceeded $100,000 for fiscal year 1995 and (iii) one other individual who would have been part of the group described in clause (ii) but for the fact that such individual was not serving as an executive officer of Silver King at the end of fiscal year 1995 (the "Silver King Named Executive Officers").

                         SUMMARY COMPENSATION TABLE(1)

                                                                                            LONG TERM COMPENSATION
                                              ANNUAL COMPENSATION                  -----------------------------------------
                                ------------------------------------------------   RESTRICTED
                                FISCAL                            OTHER ANNUAL       STOCK        STOCK         ALL OTHER
  NAME & PRINCIPAL POSITION     YEAR(2)    SALARY     BONUS      COMPENSATION(3)   AWARDS(4)     OPTIONS     COMPENSATION(5)
------------------------------  -------   --------   --------    ---------------   ----------   ---------    ---------------
Barry Diller..................    1995*   $      0   $833,333(7)   $         0          0               0       $ 331,038(10)
  Chairman and CEO(6)             1995           0     47,945(7)     1,892,401(8)       0       1,895,847(9)       19,046(10)
James M. Lawless..............    1995*     57,693          0                0          0               0               0
  President(11)                   1995     150,001      6,000                0          0          10,000           1,000
                                  1994      92,416          0                0          0          15,000           1,000
                                  1993     149,428          0                0          0               0           1,000
Steven H. Grant...............    1995*     50,770          0                0          0               0               0
  Vice Chairman, Executive        1995     123,492      5,000                0          0           2,500           1,000
  Vice President, Chief           1994     119,461          0                0          0               0           1,000
  Financial/Administrative        1993      90,625          0                0          0          25,000           1,000
  Officer and Treasurer(12)
Alan L. Evans.................    1995*          0          0                0          0               0               0
  Executive Vice President --     1995     111,265      4,000                0          0           2,500           1,000
  Engineering and                 1994     105,122          0                0          0               0           1,000
  Operations(13)                  1993     102,524          0                0          0          35,000           1,000
Michael Drayer................    1995*     41,135          0                0          0               0               0
  Executive Vice President,       1995     116,484      4,000                0          0           2,500           1,000
  General Counsel and             1994     102,653          0                0          0               0           1,000
  Secretary                       1993      83,692          0                0          0          20,000           1,000
Lia Afriat-Hernandez..........    1995*     34,923          0                0          0               0               0
  Executive Vice President --     1995      97,858      3,500                0          0           2,500           1,000
  Compliance/Programming          1994      76,731          0                0          0               0           1,000
                                  1993      64,325          0                0          0          10,000           1,000

---------------
 (1) Silver King was formerly a wholly-owned subsidiary of HSN and did not become a separate reporting company until December 28, 1992. Therefore, compensation includes amounts earned as salary at HSN from September 1, 1992 through December 28, 1992. Messrs. Grant and Evans, and Ms. Hernandez earned $23,318, $31,553 and $20,746, respectively, at HSN, excluding HSN Executive Stock Award Program income. Mr. Lawless joined Silver King in June 1993, and earned salary of $133,928 at HSN from September 1992 through May 1993. Mr. Drayer joined Silver King in February 1993, and earned salary of $35,315 at HSN from September 1992 through January 1993.

 (2) On November 1, 1995, Silver King announced that, effective January 1, 1996, its fiscal year end would be changed from August 31 to the calendar year end. For purposes of the Summary Compensation Table, "1995*" refers to the four months ended December 31, 1995, and "1995," "1994" and "1993" refer to the fiscal years ended August 31, 1995, August 31, 1994 and August 31, 1993, respectively.

 (3) Disclosure of perquisites and other personal benefits, securities or property received by a Silver King Named Executive Officer is only required where the aggregate amount of such compensation exceeded the lesser of $50,000 or 10% of the total of the Silver King Named Executive Officer's salary and bonus for the year.

 (4) Messrs. Lawless and Evans received $609,950 and $33,625, respectively, in fiscal year 1993 under the terms of the HSN Executive Stock Award Program.

 (5) The amounts listed with respect to Messrs. Lawless, Grant, Evans and Drayer, and Ms. Hernandez represent Silver King's contributions to each Silver King Named Executive Officer under Silver King's 401(k) Retirement Savings Plan (the "401(k) Plan"). Pursuant to the 401(k) Plan, the Silver King Board of Directors may elect to match a portion of employee contributions up to a maximum amount of $1,000 per year, which contributions vest in equal installments over a five-year period. Messrs. Lawless, Grant, Evans and Drayer, and Ms. Hernandez are each fully vested in the 401(k) Plan.

 (6) Mr. Diller was appointed Chairman of the Board and Chief Executive Officer of Silver King on August 24, 1995.

 (7) Pursuant to the Equity Compensation Agreement between Mr. Diller and Silver King, Mr. Diller received a bonus payment of approximately $2.5 million on August 24, 1996. Silver King accrued seven days of this bonus in fiscal year 1995 and four months for 1995*.

 (8) This figure includes $966,263 in compensation paid to Mr. Diller to fund his tax liability in connection with his acquisition of Silver King Common Stock pursuant to the Equity Compensation Agreement, and $926,138 in non-cash income to Mr. Diller based upon the difference between the fair market value of the Silver King Common Stock on the date of purchase and the price per share paid for the stock by Mr. Diller.

 (9) Mr. Diller's stock options were granted in tandem with conditional SARs.

(10) Pursuant to the Equity Compensation Agreement, Mr. Diller was granted options to purchase 1,895,847 shares of Silver King Common Stock, vesting over a four-year period, at an exercise price below the fair market value of Silver King Common Stock on the date of grant. Silver King has amortized unearned compensation of $19,046 representing seven days of Mr. Diller's service in fiscal year 1995 and $331,038 representing four months of Mr. Diller's service for 1995*.

(11) Mr. Lawless was appointed President effective January 12, 1994, and served as Chairman from June 7, 1994 until August 24, 1995. Effective December 22, 1995, Mr. Lawless resigned as a director of Silver King and no longer serves as its President. On January 5, 1996, Mr. Lawless received a lump sum payment of $298,006 under the terms of his separation agreement with Silver King.

(12) Mr. Grant resigned as an executive officer of Silver King on July 5, 1996. Mr. Grant continues to serve as a director of Silver King.

(13) Mr. Evans resigned from his position at Silver King in June 1995.

OPTION GRANTS

     Set forth in the table below is information with respect to options to purchase Silver King Common Stock granted to the Silver King Named Executive Officers during the fiscal year ended August 31, 1995. The grants to Messrs. Lawless, Grant, Evans and Drayer, and Ms. Hernandez were made under the Silver King Stock Option and Restricted Stock Plan (the "Employee Plan"). The grant to Mr. Diller was not made under the Employee Plan but was made pursuant to the Equity Compensation Agreement (the "Diller Options").

     The Employee Plan is administered by the Compensation/Benefits Committee, which has the sole discretion to determine the selected employees and consultants to whom options or restricted stock may be granted. As to such awards, the Compensation/Benefits Committee also has the sole discretion to determine the number of shares subject thereto and the type, terms, conditions and restrictions thereof. The exercise price of an incentive stock option granted under the Employee Plan must be at least 100% of the Fair Market Value (as defined in the Employee Plan) of the Silver King Common Stock on the date of grant. In addition, an option granted under the Employee Plan must terminate within ten years of the date of grant. For information regarding the grant on November 27, 1995 to Mr. Diller of certain additional options to purchase Silver King Common Stock pursuant to the proposed 1995 Stock Incentive Plan, see "1995 Stock Incentive Plan Proposal -- New Plan Benefits."

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)

                                                                                         POTENTIAL REALIZABLE
                                                                                               VALUE AT
                                                                                            ASSUMED ANNUAL
                                            % OF TOTAL                                      RATES OF STOCK
                                             OPTIONS                                      PRICE APPRECIATION
                                            GRANTED TO    EXERCISE PRICE                  FOR OPTION TERM(5)
                              OPTIONS      EMPLOYEES IN     PER SHARE      EXPIRATION   -----------------------
          NAME             GRANTED(#)(2)   FISCAL YEAR      ($/SH)(3)       DATE(4)       5%($)        10%($)
-------------------------  -------------   ------------   --------------   ----------   ----------   ----------
Barry Diller.............    1,895,847(6)      95.71         $ 22.625        08-24-05   36,625,938   83,727,937
James M. Lawless(7)......       10,000           .50         $ 10.00         01-16-04       55,133      135,795
Steven H. Grant(8).......        2,500           .13         $ 10.00         01-16-04       13,783       33,949
Alan L. Evans(9).........        2,500           .13         $ 10.00         01-16-04       13,783       33,949
Michael Drayer...........        2,500           .13         $ 10.00         01-16-04       13,783       33,949
Lia Afriat-Hernandez.....        2,500           .13         $ 10.00         01-16-04       13,783       33,949

---------------
(1) For the four months ended December 31, 1995, no option or SAR grants were made except the Additional Diller Options. See note 6.

(2) Under the terms of the Employee Plan, the Compensation/Benefits Committee retains discretion, subject to plan limits, to modify the terms of outstanding options and to reprice such options. This footnote does not apply to the Diller Options.

(3) The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares or by offset of the underlying shares, subject to certain conditions.

(4) Under the Employee Plan, the Compensation/Benefits Committee determines the exercise price, vesting schedule and exercise periods for option grants made pursuant to the Employee Plan. Options granted during the fiscal year ended August 31, 1995 become exercisable in five equal, annual installments commencing on the grant date. Each such option expires five years after it becomes exercisable. All unvested shares granted under the Employee Plan became vested December 1, 1995 pursuant to action taken by the Compensation/Benefits Committee in connection with the downsizing of Silver King's staff and the then-pending change in the ownership of Silver King. The expiration dates for the accelerated options remain five years from the date of their original scheduled vesting. This note does not apply to the Diller Options.

(5) Gains are reported net of the option exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on the future performance of the Silver King Common Stock, overall stock market conditions, as well as on the option holders' continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

(6) The Diller Options were granted in tandem with conditional SARs. For information regarding certain additional options granted to Mr. Diller under the 1995 Stock Incentive Plan, see "1995 Stock Incentive Plan
    Proposal -- New Plan Benefits."

(7) Effective December 22, 1995, Mr. Lawless resigned as a director of Silver King and no longer serves as its President.

(8) Mr. Grant resigned from his position as an executive officer of Silver King effective July 5, 1996.

(9) Mr. Evans resigned from his position at Silver King in June 1995.

OPTION EXERCISES

     The following table provides information concerning the exercise of stock options by the Silver King Named Executive Officers during the fiscal year ended August 31, 1995 and the fiscal year-end value of all unexercised options held by such persons. On September 5, 1995, Mr. Drayer exercised options on 8,000 shares and realized a gain of $257,500.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                             NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED,
                                                          OPTIONS HELD AT FISCAL YEAR     IN-THE-MONEY OPTIONS AT
                                SHARES                              END(#)                 FISCAL YEAR-END($)(1)
                              ACQUIRED ON      VALUE      ---------------------------   ---------------------------
            NAME              EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------------------  -----------   -----------   -----------   -------------   -----------   -------------
Barry Diller................         0             --            --       1,895,847              --     25,949,406
James M. Lawless(2)(3)......         0             --        28,000          17,000         195,500        424,813
Steven H. Grant(2)(4).......         0             --        15,500          12,000         527,844        395,750
Alan E. Evans(5)............         0             --        37,500              --       1,266,719             --
Michael Drayer(2)(6)........         0             --        12,500          10,000         414,406        320,125
Lia Afriat-Hernandez(2).....     1,000         10,000         5,500           6,000         184,719        189,875

---------------
(1) Represents the difference between the $36.3125 closing price of Silver King Common Stock on August 31, 1995 and the exercise price of the options, and does not include the federal and state taxes due upon exercise.

(2) All unvested shares granted under the Employee Plan became vested on December 1, 1995 pursuant to action taken by the Compensation/Benefits Committee in connection with the downsizing of Silver King's staff and the then-pending change in ownership of Silver King. The expiration dates for the accelerated options remain five years from the date of their original scheduled vesting.

(3) On January 2, 1996, Mr. Lawless exercised options on 25,000 shares and realized a gain of $553,875. Mr. Lawless sold 24,000 shares for a gain of $530,250 and held 1,000 shares with a spread of $23,625. Effective December 22, 1995, Mr. Lawless resigned as a director of Silver King and no longer serves as its President.

(4) Mr. Grant resigned from his position as an executive officer of Silver King effective July 5, 1996.

(5) Mr. Evans resigned from his position at Silver King in June 1995.

(6) On September 5, 1995, Mr. Drayer exercised options on 8,000 shares and realized a gain of $257,500.

COMPENSATION OF OUTSIDE DIRECTORS

     Prior to January 1, 1996, Silver King paid an annual fee of $10,000 to each director who is not an employee of Silver King. Effective January 1, 1996, upon the recommendation of the Compensation/Benefits Committee, the Silver King Board approved an increase of the annual retainer for each director who is not an employee of Silver King to $30,000 per year. Silver King also pays each such director $1,000 for each Silver King Board of Directors meeting and each Silver King Board committee meeting attended, plus reimbursement for all reasonable expenses incurred by such director in connection with such attendance at any meeting of the Silver King Board of Directors or one of its committees.

     The directors who are not employees of Silver King and became directors prior to February 13, 1996 also participate in the Silver King Stock Option Plan for Outside Directors (the "Previous Directors Plan"), pursuant to which each such director has been granted an option to purchase 25,000 shares of Silver King Common Stock. The exercise price of options granted under the Previous Directors Plan for all outside directors who joined Silver King prior to December 28, 1992 is equal to the average of the opening and closing trading prices of the Silver King Common Stock on December 28, 1992, the Distribution Date. The exercise price of subsequent grants is equal to the fair market value as determined by the closing bid price on the date of grant. Such options become exercisable in three equal, annual installments beginning on the date of grant. Each option expires five years after it becomes exercisable. During fiscal year 1993, Silver King granted options to purchase 150,000 shares of Silver King Common Stock at an exercise price of $2.00 under the Previous Directors Plan. During fiscal year 1994, Silver King granted options to purchase 25,000 shares of

Silver King Common Stock at an exercise price of $11.75 under the Previous Directors Plan. During fiscal year 1995, Silver King granted options to purchase an aggregate of 50,000 shares of Silver King Common Stock under the Previous Directors Plan, with one grant at an exercise price of $9.75 and the other grant at an exercise price of $10.00.

     At a meeting of the Compensation/Benefits Committee on February 13, 1996, the Compensation/Benefits Committee recommended, and the Silver King Board approved, the termination of the Previous Directors Plan and the adoption of the Directors Stock Option Plan. Grants of options previously made under the Previous Directors Plan will remain outstanding pursuant to the terms of the Previous Directors Plan. Adoption of the Directors Stock Option Plan is subject to stockholder approval at the Silver King Meeting of the Directors Stock Option Plan Proposal. See "Directors Stock Option Plan Proposal." Mr. Diller, through shares owned by him and shares owned by BDTV, controls the vote of a sufficient number of shares (representing approximately 66% of the outstanding Total Voting Power) of Silver King Securities to assure stockholder approval of such proposal, notwithstanding the vote of any other holders of Silver King Securities.

     Under the Directors Stock Option Plan, directors who are not employees of Silver King and who became directors of Silver King on or after February 13, 1996 will receive an annual grant of options to purchase 5,000 shares of Silver King Common Stock. The exercise price per share of Silver King Common Stock subject to such options is the fair market value of the Silver King Common Stock on the date of grant, which is provided to be the mean of the high and low sale price on such date on any stock exchange on which the Silver King Common Stock is listed or as reported by the Nasdaq National Market, or, in the event that the Silver King Common Stock is not so listed or reported, as determined by an investment banking firm selected by the Compensation/Benefits Committee. Such options vest in equal increments of 1,667 shares on each of the first two anniversaries of the date of grant, and with respect to the remaining 1,666 shares, on the third anniversary of the date of grant. For directors who became directors on February 13, 1996, the exercise price per share of the annual grant was $32.875. For a description of the Directors Stock Option Plan and the Directors Stock Option Plan Proposal, see "Directors Stock Option Plan Proposal."

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

  Employment Contracts

     Silver King has entered into an employment agreement with Douglas Binzak, dated as of February 13, 1996, and an employment agreement with Adam Ware, dated May 28, 1996, pursuant to which each such individual serves as an executive officer of Silver King (Messrs. Binzak and Ware are referred to herein individually as an "Executive" and collectively as the "Executives"). The employment agreement with Mr. Binzak provides for an annual base salary of $415,000, with possible increases at the sole discretion of the Silver King Board, and a term of five years. The employment agreement with Mr. Ware provides for an annual base salary of $275,000 for the first year, $300,000 for the second year and $325,000 for the third year of his employment with Silver King, and a term of three years. Each such employment agreement provides that, if Silver King terminates the Executive's employment other than for Cause (as defined in such employment agreement), or if the Executive terminates his employment for Good Reason (as defined in such employment agreement), Silver King will pay to the Executive a lump sum payment equal to his accrued and unpaid annual salary, bonuses and vacation pay, as well as any previously deferred compensation, and will continue to make periodic payments of his annual base salary for the remainder of his contract term (less any amounts such Executive receives from another employer during that time). If Silver King terminates the Executive's employment for Cause, if the Executive terminates his employment with Silver King other than for Good Reason, or if the Executive's employment is terminated by reason of death or disability, Silver King will pay to the Executive or his estate his accrued and unpaid annual salary, bonuses and vacation pay, as well as any previously deferred compensation. Neither of these employment agreements provide for any obligations of any of the parties upon a change in control of Silver King.

  Equity Compensation Agreement

     As of August 24, 1995, Silver King and Mr. Diller entered into the Equity Compensation Agreement pursuant to which Silver King agreed to sell Mr. Diller 220,994 shares of Silver King Common Stock at $22.625 per share in cash (the "Initial Diller Shares") and an additional 220,994 shares of Silver King Common Stock for the same per share price (the "Additional Diller Shares") payable by means of a cash payment of $2,210 and an interest-free, nonrecourse promissory note in the amount of $4,997,779. The promissory note is secured by the Additional Diller Shares and by that portion of the Initial Diller Shares having a fair market value on the purchase date of 20% of the principal amount of the promissory note. In addition, Silver King granted Mr. Diller the Diller Options. The Diller Options were granted in tandem with conditional SARs which become exercisable only in the event of a change in control of Silver King and in lieu of exercise of the Diller Options.

     Mr. Diller also was granted a bonus arrangement, contractually independent from the promissory note, pursuant to which he received a bonus payment of approximately $2.5 million on August 24, 1996 and will receive a further such payment on August 24, 1997, except that the bonuses will be paid immediately upon a Change in Control of Silver King or upon termination of Mr. Diller's employment either by Silver King other than for Cause or by Mr. Diller prior to a Change of Control with good reason (as such terms are defined in the Equity Compensation Agreement). Mr. Diller also received approximately $1.0 million for payment of taxes by Mr. Diller due to the compensation expense which resulted from the difference in the per share fair market value of Silver King Common Stock and the per share purchase price of the Initial Diller Shares and Additional Diller Shares.

  Termination Agreements

     Silver King has entered into a termination agreement with Michael Drayer, Executive Vice President, General Counsel and Secretary. This agreement provides that, upon termination other than for Cause, Mr. Drayer will receive a lump sum cash payment equal to his effective annual salary as of the date of his termination, plus any earned and unused vacation and sick time, plus the amount of any contribution otherwise payable for his benefit under the 401(k) Plan for the year in which termination occurs, plus any additional severance as provided for under Silver King's standard executive severance policy in effect as of the date of the agreement. The termination agreement also provides that Mr. Drayer will receive paid medical benefits for a one-year period following termination or until alternative medical coverage is obtained.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation/Benefits Committee are Kenneth T. MacDonald, Vincent F. Barresi, Michael A. Green and Russell I. Pillar. Hector Alcalde and Guy A. Fritts served on the Committee until January 13, 1995.

     In fiscal year 1994, the Audit Committee approved a consulting agreement whereby Mr. Barresi, a member of the Silver King Board of Directors and the Audit and Compensation/Benefits Committees, would seek to enhance Silver King's revenue through the increased sale of station airtime and satellite earth station uplink time, and the leasing of station tower and building space. Mr. Barresi was compensated at the rate of $6,000 per month plus a 10% commission on net receipts directly attributable to his efforts and reasonable and prudent expenses. The consulting agreement was effective March 4, 1994 and terminated December 31, 1994. Mr. Barresi remains entitled to a 10% commission on net receipts directly attributable to his efforts. As of August 31, 1995, Mr. Barresi was compensated in the amount of $94,924. Mr. Barresi received compensation of $70,924 and $24,000 in fiscal years 1995 and 1994, respectively. Mr. Barresi abstained from voting on all Audit Committee matters pertaining to the consulting agreement.

COMPENSATION/BENEFITS COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation/Benefits Committee of the Silver King Board of Directors currently consists of four directors who are not employees of Silver King:
Kenneth T. MacDonald, Vincent F. Barresi, Michael A. Green and Russel I. Pillar.

     The Compensation/Benefits Committee is responsible for evaluating and approving Silver King's compensation policies for all of Silver King's executive officers. The compensation program for executive officers consists of salary, bonuses and stock options.

     The executive officers of Silver King as of December 28, 1992, the Distribution Date, were former employees of HSN, the parent of Silver King prior to such date. Accordingly, baseline executive salary levels for the fiscal year ended August 31, 1993, Silver King's first year of stand-alone operation, were based upon existing salary levels of Silver King's executive officers during their employ at HSN and changes in their responsibilities upon joining Silver King.

     In making salary decisions for the fiscal years beginning September 1, 1993 and September 1, 1994, the Compensation/Benefits Committee reviewed the existing salaries of executive officers and made salary decisions based upon a variety of considerations designed to ensure that Silver King is able to attract and retain qualified executives. The primary criteria followed by the Compensation/Benefits Committee were as follows: (i) the ability of Silver King to absorb any increases in salary, (ii) the fairness of individual executive officers' salaries relative to their responsibilities and the salaries of other executive officers, (iii) the individual performance of executive officers and an assessment of the value to Silver King of their services, (iv) the salaries of comparable officers at comparable companies in the communications industry and
(v) Silver King's financial performance. At different times, depending upon prevailing circumstances, these criteria were given varying degrees of weight by the Compensation/Benefits Committee.

     The Compensation/Benefits Committee also considers awarding bonuses to executive officers based on management's proven ability to increase stockholder value over the past year, the ability of Silver King to absorb any such bonuses, the individual performance of executive officers and an assessment of the value to Silver King of their services and Silver King's financial performance. At different times, depending upon prevailing circumstances, these criteria have been given varying degrees of weight by the Compensation/Benefits Committee.

     The compensation of the Chief Executive Officer, which includes the grant of certain options to purchase Silver King Common Stock as well as the payment of certain cash bonuses and reimbursement of expenses received in connection with such officer's activities on behalf of Silver King, was determined based on the criteria set forth above and based upon such officer's stature in the industry and compensation package at other companies at which he has served. See "-- Employment Contracts and Termination of Employment and Change in Control Arrangements -- Equity Compensation Agreement."

     Stock options are granted to executive officers and other key employees under the Employee Plan to align the interests of executive officers, key employees and stockholders in the enhancement of stockholder value and long-term growth of Silver King. The Employee Plan is administered by Silver King's Vice President, Acting Chief Financial Officer and Controller under the direction of the Compensation/Benefits Committee. Stock options may be granted either as a condition of employment or to existing employees. Stock options vest in 20% increments commencing on the date of grant and annually thereafter, and expire five years after each vesting date. The Compensation/Benefits Committee believes that the five-year vesting period and four-year exercise period promotes the alignment of interests between stock option holders and stockholders in the long-term growth of Silver King. In view of the 1995 Stock Incentive Plan Proposal, the Compensation/Benefits Committee does not anticipate any further grants under the Employee Plan.

     The use of salaries, bonuses and stock option grants consistent with the policies described above has resulted in an executive officer compensation program which the Compensation/Benefits Committee believes is fair to the executive officers and in the best interests of Silver King's stockholders. Accordingly, in making salary and bonus decisions for the four-month period beginning September 1, 1995 and the fiscal year ending

December 31, 1996 and for the fiscal year beginning January 1, 1996, and in granting stock options, the Compensation/Benefits Committee intends to continue to follow existing compensation policies.

                                          By the Compensation/Benefits Committee

                                          Kenneth T. MacDonald, Chairman
                                          Vincent F. Barresi
                                          Michael A. Green
                                          Russell I. Pillar

STOCK PRICE PERFORMANCE GRAPH

     The Stock Price Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Joint Proxy Statement/Prospectus into any filing under the Securities Act or the Exchange Act (together, the "Acts"), except to the extent that Silver King specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The graph below compares cumulative total return of the Silver King Common Stock, Nasdaq's Composite Index and Nasdaq's Tele-Comm Index based on $100 invested at the close of trading on December 31, 1992. Silver King selected the Nasdaq Tele-Comm Index as its "Peer Group" because that Index is the category designated for Silver King by the NASD.

                                                    NASDAQ          NASDAQ
      Measurement Period                           Tele-Comm       Composite
    (Fiscal Year Covered)            SKTV            Index           Index
12/31/92                                100.00          100.00          100.00
8/31/93                                 355.00          109.33          148.43
8/31/94                                 240.00          113.80          139.20
8/31/95                                 726.25          153.18          150.78
12/31/95                                695.00          158.56          153.45

                       1995 STOCK INCENTIVE PLAN PROPOSAL

INTRODUCTION

     At the Silver King Meeting, Silver King's stockholders will be requested to consider and act upon a proposal to adopt an incentive stock plan to be known as the "1995 Stock Incentive Plan".

     On November 27, 1995, based upon the recommendation of the Compensation/Benefits Committee, the Silver King Board of Directors adopted the 1995 Stock Incentive Plan, subject to approval by Silver King's stockholders. The 1995 Stock Incentive Plan became effective as of November 27, 1995, subject to approval by Silver King's stockholders, and will terminate ten years after its effective date. The purpose of the 1995

Stock Incentive Plan is to give Silver King a competitive advantage in attracting, retaining and motivating officers and employees and to provide Silver King with the ability to provide incentives more directly linked to the profitability of Silver King's businesses and increases in stockholder value.

     Prior to approval of the 1995 Stock Incentive Plan by the Silver King Board of Directors, it was reviewed by outside counsel to Silver King.

     Approval of the 1995 Stock Incentive Plan is sought to qualify the plan under Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder, to comply with Section 162(m) of the Code, and to preserve the deductibility to Silver King under the Code of compensation paid under such plan. No further approval by Silver King stockholders will be required in connection therewith. If such approval is not obtained, the 1995 Stock Incentive Plan will not become effective and the Stock Option Agreement (as defined herein) will be terminated immediately. In view of the number of Silver King Securities the voting of which with respect to the 1995 Stock Incentive Plan Proposal is controlled by Mr. Diller, which shares represent 66% of the outstanding Total Voting Power, and Mr. Diller's intention to vote such shares in favor of approval of the 1995 Stock Incentive Plan Proposal, approval by Silver King stockholders of the 1995 Stock Incentive Plan Proposal is assured, notwithstanding the vote of any other Silver King stockholder.

     Silver King expects that the 1995 Stock Incentive Plan will be modified in light of the amendment to the rules under Section 16 of the Exchange Act effective August 15, 1996.

DESCRIPTION

     Set forth below is a summary of certain important features of the 1995 Stock Incentive Plan (as well as the form of stock option agreement pursuant thereto), which summary is qualified in its entirety by reference to the actual plan attached as Appendix G to this Joint Proxy Statement/Prospectus.

  Administration

     The 1995 Stock Incentive Plan will be administered by the Compensation/Benefits Committee or such other committee of the Silver King Board of Directors as the Silver King Board of Directors may from time to time designate (the "Committee"). Among other things, the Committee will have the authority to select officers and employees to whom awards may be granted, to determine the type of award as well as the number of shares of Silver King Common Stock to be covered by each award, and to determine the terms and conditions of any such awards. The Committee also will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the 1995 Stock Incentive Plan as it deems advisable, to interpret the terms and provisions of the 1995 Stock Incentive Plan and any awards issued thereunder and to otherwise supervise the administration of the 1995 Stock Incentive Plan. All decisions made by the Committee pursuant to the 1995 Stock Incentive Plan will be final and binding. For federal income tax purposes, the members of the Compensation/Benefits Committee must be outside directors within the meaning of Department of Treasury regulations promulgated under the Code.

  Eligibility

     Persons who serve or agree to serve as officers, employees or consultants of Silver King and its subsidiaries and affiliates designated by the Committee who are responsible for or contribute to the management, growth and profitability of Silver King are eligible to be granted awards under the 1995 Stock Incentive Plan. No grant will be made under the 1995 Stock Incentive Plan to a director who is not an officer or a salaried employee. The Silver King Board of Directors currently estimates that approximately [ ] persons will participate in the 1995 Stock Incentive Plan.

  Plan Features

     The 1995 Stock Incentive Plan authorizes the issuance of up to 1,500,000 shares of Silver King Common Stock pursuant to the grant or exercise of stock options, including incentive stock options ("ISOs"), nonqualified stock options, SARs, restricted stock and performance units. No single participant may be

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

granted awards pursuant to the 1995 Stock Incentive Plan covering in excess of 1,250,000 shares of Silver King Common Stock over the life of the 1995 Stock Incentive Plan. Subject to the foregoing limits, the shares available under the 1995 Stock Incentive Plan can be divided among the various types of awards and participants as the Committee sees fit. The shares subject to grant under the 1995 Stock Incentive Plan are to be made available from authorized but unissued shares or from treasury shares as determined from time to time by the Silver King Board of Directors. Awards may be granted for such terms as the Committee may determine, except that the term of an ISO may not exceed ten years from its date of grant. No awards outstanding on the termination date of the 1995 Stock Incentive Plan shall be affected or impaired by such termination. Awards generally will not be transferable, except by will and the laws of descent and distribution and, in the case of nonqualified stock options, pursuant to a qualified domestic relations order or a gift to an optionee's children. The Committee has broad authority to fix the terms and conditions of individual agreements with participants.

     As indicated above, several types of stock grants can be made under the 1995 Stock Incentive Plan. A summary of these grants is set forth below:

  Stock Options

     The 1995 Stock Incentive Plan authorizes the Committee to grant options to purchase Silver King's stock at an exercise price which cannot be less than 100% of the fair market value of such stock on the date of grant. The 1995 Stock Incentive Plan permits optionees, with the approval of the Committee, to pay the exercise price of options in cash, stock (valued at its fair market value on the date of exercise) or a combination thereof, or by "cashless exercise" through a broker or Silver King. The term of options shall be as determined by the Committee, but not longer than ten years from the date of grant. The Committee also has the discretion to cash out options when they are exercised. The Committee will determine when and subject to what conditions options will become exercisable, and the extent to which they will be exercisable after the option holder's employment terminates. Generally, options terminate upon the option holder's termination of employment for Cause (as defined in the 1995 Stock Incentive Plan), and will remain exercisable for not more than one year after the option holder's death, not more than three years after the option holder's employment terminates because of disability, not more than five years after the option holder's retirement and not more than three months after the option holder's employment terminates for any other reason. As noted above, options may be granted either as ISOs or nonqualified options. The principal difference between ISOs and nonqualified options is their tax treatment. See "-- Federal Income Tax Consequences."

  SARs

     The 1995 Stock Incentive Plan authorizes the Committee to grant SARs in conjunction with all or part of any stock option granted under the 1995 Stock Incentive Plan. An SAR entitles the holder to receive upon exercise the excess of the fair market value of a specified number of shares of Silver King Common Stock at the time of exercise over a specified price per share. Such amount will be paid to the holder in stock (valued at its fair market value on the date of exercise), cash or a combination thereof, as the Committee may determine. An SAR may be granted as an alternative to a previously or contemporaneously granted nonqualified option, but may only be granted contemporaneously with the grant of an ISO. An SAR will entitle the optionee, in lieu of exercising the option, to receive the excess of the fair market value of a share of stock on the date of exercise over the option price multiplied by the number of shares as to which the optionee is exercising the SAR. Since an SAR is an alternative to an option, the option will be cancelled to the extent that the SAR is exercised and the SAR will be cancelled to the extent the option is exercised.

  Restricted Stock

     The 1995 Stock Incentive Plan authorizes the Committee to grant restricted stock to individuals with such restriction periods as the Committee may designate. The Committee may also provide at the time of grant that restricted stock cannot vest unless applicable performance goals are satisfied. These performance goals must be based on the attainment of one or any combination of the following: specified levels of earnings per share from continuing operations, operating income, revenues, return on operating assets, return on equity, stockholder return, total stockholder return or stock price of Silver King. Such performance goals also may be based on the attainment of specified levels of Silver King's performance under one or more of the measures described above relative to the performance of other corporations. Performance goals based on the foregoing factors are hereinafter referred to as "Performance Goals." The provisions of restricted stock awards (including any applicable Performance Goals) need not be the same with respect to each participant. During the restriction period, the Committee may require that the stock certificates evidencing restricted shares be held by Silver King. Restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered. Restricted stock is forfeited upon termination of employment, unless otherwise provided by the Committee. Other than these restrictions on transfer and any other restrictions the Committee may impose, the participant will have all the rights of a holder of stock holding the class or series of stock that is the subject of the restricted stock award.

  Performance Units

     The 1995 Stock Incentive Plan authorizes the Committee to grant performance units payable in cash or shares of Silver King Common Stock, conditioned upon continued service and/or the attainment of Performance Goals (based on one or more of the measures described under "-- Restricted Stock") determined by the Committee during an award cycle. An "award cycle" consists of a period of consecutive fiscal years or portions thereof designated by the Committee over which performance units are to be earned. At the conclusion of a particular award cycle, the Committee will determine the number of performance units granted to a participant that have been earned and will deliver to such participant (i) the number of shares of Silver King Common Stock equal to the number of performance units determined by the Committee to have been earned and/or (ii) cash equal to the fair market value of such shares. The Committee may, in its discretion, permit participants to defer the receipt of performance units, provided that the election to defer payment is made prior to the commencement of the applicable award cycle.

     The Committee will have the authority to determine the officers, employees and consultants to whom, and the time or times at which, performance units will be awarded, the number of performance units to be awarded to any participant, the duration of the award cycle and any other terms and conditions of an award. In the event that a participant's employment is terminated (other than for Cause) or in the event of the participant's retirement, the Committee will have the discretion to waive, in whole or in part, any or all remaining payment limitations.

  Tax Offset Bonuses

     At the time an award is made under the 1995 Stock Incentive Plan or at any time thereafter, the Committee may grant to the participant receiving such award the right to receive a cash payment in an amount specified by the Committee, to be paid at such time or times (if ever) as the award results in compensation income to the participant, for the purpose of assisting the participant to pay the resulting taxes, all as determined by the Committee and on such other terms and conditions as the Committee shall determine.

  Amendment and Discontinuance

     The 1995 Stock Incentive Plan may be amended, altered or discontinued by the Silver King Board of Directors, but no amendment, alteration or discontinuance may be made that would (i) impair the rights of an optionee under an option or a recipient of an SAR, restricted stock award or performance unit award previously granted without the optionee's or recipient's consent, except such an amendment made to qualify the 1995 Stock Incentive Plan for the exemption provided by Rule 16b-3 under the Exchange Act ("Rule 16b-3"), or (ii) disqualify the 1995 Stock Incentive Plan from the exemption provided by Rule 16b-3. Except as expressly provided in the 1995 Stock Incentive Plan, the 1995 Stock Incentive Plan may not be amended without stockholder approval to the extent such approval is required by law or agreement.

     The 1995 Stock Incentive Plan provides that, in the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, spin-off or other distribution of property, or any reorganization or partial or complete liquidation of Silver King, the Committee or the Silver King Board of Directors may make such substitution or adjustment in the aggregate number and kind of shares reserved for issuance under the 1995 Stock Incentive Plan, in the number, kind and option price of shares subject to outstanding stock options and SARs, and in the number and kind of shares subject to other outstanding awards granted under the 1995 Stock Incentive Plan as may be determined to be appropriate by the Committee or the Silver King Board of Directors, in its sole discretion. The 1995 Stock Incentive Plan also provides that in the event of a Change in Control of Silver King, as defined in the 1995 Stock Incentive Plan, (i) any SARs and stock options outstanding as of the date of the Change in Control, other than SARs which have not been outstanding for at least six months on such date, which are not then exercisable and vested will become fully exercisable and vested,
(ii) the restrictions and deferral limitations applicable to restricted stock will lapse and such restricted stock will become free of all restrictions and fully vested, (iii) all performance units will be considered to be earned and payable in full and any deferral or other restrictions will lapse and such performance units will be settled in cash as promptly as practicable, and (iv) stock options may be surrendered, subject to certain limitations, at any time during the 60-day period following such Change in Control, for a cash payment (or, in certain circumstances, an equivalent number of shares of Silver King Common Stock) equal to the spread between the exercise price of the option and the Change in Control Price (as defined in the 1995 Stock Incentive Plan) (such right, an "LSAR").

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is intended only as a brief summary of the federal income tax rules that are generally relevant to stock options, SARs, restricted stock and performance units. The laws governing the tax aspects of awards are highly technical and such laws are subject to change.

  Nonqualified Options and SARs

     Upon the grant of a nonqualified option (with or without an SAR), the optionee will not recognize any taxable income and Silver King will not be entitled to a deduction. Upon the exercise of such an option or an SAR, the excess of the fair market value of the shares acquired on the exercise of the option over the option price (the "spread"), or the consideration paid to the optionee upon exercise of the SAR, will constitute compensation taxable to the optionee as ordinary income. In determining the amount of the spread or the amount of consideration paid to the optionee, the fair market value of the stock on the date of exercise is used, except that, in the case of an optionee subject to the six-month short-swing profit recovery provisions of Section 16(b) of the Exchange Act (generally officers and directors of Silver King), the fair market value will be determined six months after the date on which the option was granted (if such date is later than the exercise date) unless such optionee elects to be taxed based on the fair market value at the date of exercise. Any such election (a "Section 83(b) election") must be made and filed with the IRS within 30 days after exercise in accordance with the regulations under Section 83(b) of the Code. Silver King, in computing its federal income tax, will generally be entitled to a deduction in an amount equal to the compensation taxable to the optionee, subject to the provisions of Code Section 162(m). See "-- Section 162(m)."

  ISOs

     An optionee will not recognize taxable income on the grant or exercise of an ISO. However, the spread at exercise will constitute an item includible in alternative minimum taxable income, and, thereby, may subject the optionee to the alternative minimum tax. Such alternative minimum tax may be payable even though the optionee receives no cash upon the exercise of his ISO with which to pay such tax.

     Upon the disposition of shares of stock acquired pursuant to the exercise of an ISO after the later of (i) two years from the date of grant of the ISO or
(ii) one year after the transfer of the shares to the optionee (the "ISO Holding Period"), the optionee will recognize long-term capital gain or loss, as the case may be, measured by the difference between the stock's selling price and the exercise price. The corporation is not entitled to any tax deduction by reason of the grant or exercise of an ISO, or by reason of a disposition of stock received upon exercise of an ISO if the ISO Holding Period is satisfied. Different rules apply if the optionee

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

disposes of the shares of stock acquired pursuant to the exercise of an ISO before the expiration of the ISO Holding Period.

  Restricted Stock

     A participant who is granted restricted stock may make a Section 83(b) election to have the grant taxed as compensation income at the date of receipt, with the result that any future appreciation (or depreciation) in the value of the shares of stock granted will be taxed as capital gains (or loss) upon a subsequent sale of the shares. However, if the participant does not make a
Section 83(b) election, then the grant will be taxed as compensation income at the full fair market value on the date that the restrictions imposed on the shares expire. Unless a participant makes a Section 83(b) election, any dividends paid on stock subject to the restrictions are compensation income to the participant and compensation expense to Silver King. Silver King is generally entitled to an income tax deduction for any compensation income taxed to the participant, subject to the provisions of Code Section 162(m). See
"-- Section 162(m)."

  Performance Units

     A participant who has been granted a performance unit award will not realize taxable income until the applicable award cycle expires and the participant is in receipt of the stock subject to the award or an equivalent amount of cash, at which time such participant will realize ordinary income equal to the full fair market value of the shares delivered or the amount of cash paid. At that time, Silver King generally will be allowed a corresponding tax deduction equal to the compensation taxable to the award recipient, subject to the provisions of Code Section 162(m). See "-- Section 162(m)."

  Section 162(m)

     The 1995 Stock Incentive Plan has been designed to take into account recent tax law changes that impose limits on the ability of a public corporation to claim tax deductions for compensation paid to certain highly compensated executives. Section 162(m) of the Code generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the Chief Executive Officer and the four other most highly compensated officers of a public corporation. Certain types of compensation, including options granted with a fair-market-value exercise price, and performance-based stock awards, are generally excluded from this deduction limit. Other than with respect to Mr. Diller, Silver King does not expect that it will pay compensation in excess of the $1 million limit in the foreseeable future. However, in an effort to ensure that options under the 1995 Stock Incentive Plan will qualify for the exclusion for performance-based compensation, and to permit the Committee to grant other awards under the 1995 Stock Incentive Plan that will also so qualify, the 1995 Stock Incentive Plan is being submitted to stockholders for approval at the Silver King Meeting. By approving the 1995 Stock Incentive Plan, the stockholders will be approving, among other things, the performance measures, eligibility requirements and limits on various stock awards contained therein for purposes of Section 162(m) of the Code.

     The Committee will have the authority to grant awards (other than options) under the 1995 Stock Incentive Plan that are not subject to Performance Goals and therefore will not qualify as performance-based compensation for purposes of
Section 162(m) of the Code. Finally, under certain circumstances such as death, disability and a Change in Control (as defined in the 1995 Stock Incentive
Plan), awards that would otherwise so qualify may result in the payment of compensation that is not qualified under Section 162(m).

NEW PLAN BENEFITS

  The Stock Option Agreement; Other Option Grants

     Pursuant to the 1995 Stock Incentive Plan, the Committee and the Silver King Board of Directors have approved a stock option agreement by and between Mr. Diller and Silver King, dated as of November 27, 1995 (the "Stock Option Agreement"), subject to stockholder approval of the 1995 Stock Incentive Plan. Under the Stock Option Agreement, Silver King granted Mr. Diller options pursuant to the 1995 Stock Incentive Plan, consisting of the right to purchase 625,000 shares of Silver King Common Stock for an exercise price of

$30.75 per share (the "Additional Diller Options"); provided however, that (i) in the event that the Savoy Merger is not consummated, the number of shares subject to this Stock Option Agreement will be reduced to 403,375, (ii) in the event that the HSN Merger is not consummated, the number of shares subject to this Stock Option Agreement will be reduced to 221,625 and (iii) in the event that neither the Savoy Merger nor the HSN Merger is consummated, the Additional Diller Options will terminate immediately. The Additional Diller Options will become exercisable with respect to 25% of the total shares on each anniversary of the date of the Stock Option Agreement beginning with November 27, 1996 and will remain exercisable until November 27, 2005. The Additional Diller Options will terminate and cease to be exercisable, whether then exercisable or not, if Silver King terminates Mr. Diller's employment for Cause and 90 days after the effective date of Mr. Diller's termination of his employment with Silver King other than for Good Reason (each as defined in the Stock Option Agreement).

     Upon a Change in Control (as defined in the Stock Option Agreement), all of the Additional Diller Options that have not previously become exercisable or been terminated will become exercisable.

     The Additional Diller Options cannot be transferred except by will or by the laws of descent and distribution or with the consent of the Silver King Board of Directors.

     In addition to the Committee's rights to make adjustments pursuant to terms of the 1995 Stock Incentive Plan, the number and kind of securities purchasable upon the exercise and the exercise price of the Additional Diller Options, as well as the related LSAR, will be subject to adjustment in the event that Silver King pays a dividend in shares of Silver King Common Stock, makes a distribution to all holders of shares of any class of its capital stock in shares of Silver King Common Stock, subdivides its outstanding shares of Silver King Common Stock into a greater number of shares or combines its outstanding shares of Silver King Common Stock into a smaller number of shares of Silver King Common Stock. Silver King also has agreed that, in case of any reclassification or change of outstanding Silver King Common Stock, recapitalization, separation (including a spin-off or other distribution of stock or property of Silver King), reorganization, any dividend or distribution not described in the previous sentence, or any consolidation or merger of Silver King with another corporation (other than a consolidation or merger in which Silver King is the surviving corporation that does not result in any reclassification of or change in the outstanding shares of Silver King Common Stock) or partial or complete liquidation, or any sale or conveyance to another corporation of all or substantially all of the assets of Silver King (other than by mortgage or pledge), Silver King or such successor or purchasing corporation, as the case may be, will undertake to assure that the Additional Diller Options as well as the related LSAR (i) will be exercisable, upon payment of the applicable exercise price in effect immediately before such action, for the kind and amount of shares and other securities and property that Mr. Diller would have owned and/or been entitled to receive after such action, had such options been exercised immediately before such action and (ii) will be adjusted accordingly with respect to the number and kind of securities purchasable and its exercise price.

     Under the Stock Option Agreement, Silver King has agreed, upon request by Mr. Diller, to use all reasonable efforts promptly to effect a registration of Silver King Common Stock owned by Mr. Diller, except that Silver King will not be obligated to effect any such registration if counsel designated by Silver King and reasonably acceptable to Mr. Diller delivers an opinion to Mr. Diller to the effect that the number of shares of Silver King Common Stock specified in such request for registration could then be sold by Mr. Diller within a three-month period under Rule 144 under the Securities Act (or any successor provision then in effect), and Mr. Diller is then entitled to sell Silver King Common Stock pursuant to Rule 144. Such registration would be effected without cost to Mr. Diller, other than underwriting discounts and commissions, any broker or dealer fees or commissions and the fees and expenses of any special accounting required in connection therewith.

     Pursuant to the 1995 Stock Incentive Plan, Silver King has entered into a stock option agreement, dated as of February 13, 1996, with Mr. Binzak (the "Binzak Option Agreement"), and a stock option agreement, dated as of May 28, 1996, with Mr. Ware (the "Ware Option Agreement"), each of which is subject to stockholder approval of the 1995 Stock Incentive Plan. Under the Binzak Option Agreement, Silver King has agreed to grant Mr. Binzak options pursuant to the 1995 Stock Incentive Plan, consisting of the right to purchase 110,000 shares of Silver King Common Stock for an exercise price of $32.875 per share (the

"Binzak Options"). Under the Ware Option Agreement, Silver King has agreed to grant Mr. Ware options pursuant to the 1995 Stock Incentive Plan, consisting of the right to purchase 100,000 shares of Silver King Common Stock for an exercise price of $33.00 per share (the "Ware Options").

     The Binzak Options and the Ware Options will become exercisable with respect to 25% of the total shares on each anniversary of the date of commencement of full-time employment of Mr. Binzak or Mr. Ware, as the case may be, and will remain exercisable until the tenth anniversary of the date of the respective option agreements. The Binzak Options and the Ware Options will terminate and cease to be exercisable, whether then exercisable or not, if Silver King terminates the employment of Mr. Binzak or Mr. Ware, as the case may be, for Cause or if Mr. Binzak or Mr. Ware, as the case may be, terminates his employment with Silver King other than for Good Reason (each as defined in the employment agreements by and between Silver King and Mr. Binzak or Mr. Ware, as the case may be). If Silver King terminates the employment of either Mr. Binzak or Mr. Ware without Cause, all of the Binzak Options or the Ware Options, as the case may be, that are not then exercisable will be accelerated and become exercisable immediately.

     The Binzak Options and the Ware Options cannot be transferred except by will or by the laws of descent and distribution.

     In addition to the Committee's rights to make adjustments pursuant to terms of the 1995 Stock Incentive Plan, the number and kind of securities purchasable upon the exercise and the exercise price of the Binzak Options and the Ware Options will be subject to adjustment in the event of any change in the outstanding Silver King Common Stock due to recapitalizations, reorganizations, combinations, mergers, stock splits or reverse stock splits.

     The Binzak Options and the Ware Options are also subject to the provisions of the 1995 Stock Incentive Plan and, therefore, may become vested upon a change in control of Silver King. See "1996 Stock Incentive Plan
Proposal -- Description." Neither the Savoy Merger nor the HSN Transactions constitute a change in control of Silver King for the purposes of the 1995 Stock Incentive Plan.

  Other Plan Benefits

     Neither the specific benefits or amounts that may be received by or allocated to various persons or group of persons under the 1995 Stock Incentive Plan if the 1995 Stock Incentive Plan is adopted nor the specific benefits or amounts that would have been received by or allocated to any person or group of persons for the last fiscal year if the 1995 Stock Incentive Plan had been in effect can be determined at this time.

     The following table sets forth the benefits allocated under the 1995 Stock Incentive Plan to (i) each of the Silver King Named Executive Officers (other than Mr. Evans, who resigned from his position at Silver King in June 1995),
(ii) all the Silver King executive officers as a group, (iii) all directors who are not executive officers as a group and (iv) all other employees, including Silver King officers who are not executive officers, as a group. All of the awards set forth in the following table are subject to adoption of the 1995 Stock Incentive Plan by Silver King's stockholders.

                               NEW PLAN BENEFITS

                           1995 STOCK INCENTIVE PLAN

                                                                    EXERCISE PRICE     NUMBER
                          NAME AND POSITION                         PER SHARE($)(1)   OF SHARES
    --------------------------------------------------------------  ---------------   ---------
    Barry Diller..................................................      $ 30.75        625,000(2)
      Chairman and Chief Executive Officer
    James M. Lawless..............................................            0              0
      President
    Steven H. Grant...............................................            0              0
      Vice Chairman, Executive Vice President, Chief
         Financial/Administrative Officer and Treasurer
    Douglas Binzak................................................       32.875        110,000
      Executive Vice President -- Broadcasting
    Adam Ware.....................................................        33.00        100,000
      Executive Vice President -- Broadcasting
    Michael Drayer................................................            0              0
      Executive Vice President, General Counsel and Secretary
    Lia Afriat-Hernandez..........................................            0              0
      Executive Vice President -- Compliance/Programming
    Executive Group...............................................        31.30(3)     835,000(2)
    Non-Executive Director Group..................................            0              0
    Non-Executive Officer Employee Group..........................            0              0

---------------

(1) It is not possible to determine the value of these benefits because the benefits will depend upon exercise decisions by participants and the fair market value of the Silver King Common Stock at various future dates following the adoption of the proposed 1995 Stock Incentive Plan.

(2) The Additional Diller Options to purchase 625,000 shares of Silver King Common Stock pursuant to the Stock Option Agreement are conditioned upon consummation of both the Savoy Merger and the HSN Merger as well as on stockholder approval of the 1995 Stock Incentive Plan. If only the Savoy Merger is consummated, Mr. Diller has been granted options to purchase 221,625 shares of Silver King Common Stock, and, if only the HSN Merger is consummated, Mr. Diller has been granted options to purchase 403,375 shares of Silver King Common Stock. If neither transaction is consummated, the grant to Mr. Diller under the 1995 Stock Incentive Plan will be cancelled in full.

(3) Represents weighted average of exercise prices per share.

VOTE REQUIRED

     Approval of the 1995 Stock Incentive Plan requires the affirmative approval of a majority of the Total Voting Power present in person or represented by proxy at the Silver King Meeting and entitled to vote and voting thereon. Based on the intention of Mr. Diller to vote shares of Silver King Securities owned by him or as to which he controls the voting with respect to this proposal pursuant to the Stockholders Agreement, approval by Silver King stockholders of this proposal is assured.

     THE SILVER KING BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF THE 1995 STOCK INCENTIVE PLAN IS IN THE BEST INTERESTS OF ALL STOCKHOLDERS AND, ACCORDINGLY, RECOMMENDS A VOTE FOR THE PROPOSED 1995 STOCK INCENTIVE PLAN. YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                      DIRECTORS STOCK OPTION PLAN PROPOSAL

INTRODUCTION

     At the Silver King Meeting, Silver King's stockholders will be requested to consider and act upon a proposal to adopt a non-employee directors' stock option plan to be known as the Directors Stock Option Plan.

     On February 13, 1996, based upon the recommendation of the Compensation/Benefits Committee, the Silver King Board adopted the Directors Stock Option Plan, subject to approval by Silver King's stockholders, and terminated the Previous Directors Plan. The Directors Stock Option Plan became effective on February 13, 1996, subject to approval by Silver King's stockholders, and will terminate on December 31, 2006. The purpose of the Directors Stock Option Plan is to provide Silver King with a means of attracting, retaining and motivating non-employee directors of the highest calibre and of compensating such directors in part by means of stock options, the value of which depends upon the profitability of Silver King, as reflected in the market value of Silver King Common Stock. The Directors Stock Option Plan was reviewed, prior to approval by the Silver King Board, by outside counsel to Silver King.

     Approval of the Directors Stock Option Plan is sought pursuant to the rules and bylaws of the NASD and to qualify the plan under Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder. No further approval by Silver King stockholders will be required in connection therewith. If such approval is not obtained, the Directors Stock Option Plan will not become effective and any options granted thereunder (as described below) will be terminated immediately. In view of the number of Silver King Securities controlled by Mr. Diller, which shares represent 66% of the outstanding Total Voting Power, and Mr. Diller's intention to vote such shares in favor of approval of the Directors Stock Option Plan Proposal, approval of the Directors Stock Option Plan Proposal is assured, notwithstanding the vote of any other Silver King stockholder.

     Silver King expects that the Directors Stock Option Plan will be modified in light of the amendment to the rules under Section 16 of the Exchange Act effective August 15, 1996.

DESCRIPTION

     Set forth below is a summary of certain important features of the Directors Stock Option Plan, which summary is qualified in its entirety by reference to the actual plan attached as Appendix H to this Joint Proxy Statement/Prospectus.

  Administration

     The Directors Stock Option Plan will be administered by the Committee. Among other things, the Committee, subject to the terms of the Directors Stock Option Plan, will have full and final authority to interpret the plan, prescribe, amend and rescind rules and regulations, if any, relating to the plan, and make all determinations necessary or advisable for administration of the plan. All decisions made by the Committee with respect to interpretation of the terms of the plan and with respect to questions or disputes under the plan will be final and binding on Silver King and the plan participants.

  Eligibility

     Participation in the Directors Stock Option Plan is limited to persons who serve as members of the Silver King Board and who, at the time of a grant under the plan, are not "employees" (as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) of Silver King and/or any of its subsidiaries. An employee of Silver King or its subsidiaries who resigns or retires from all such employment and remains a director of Silver King will become eligible to participate in the plan at the time of such resignation or retirement.

  Plan Features

     The Directors Stock Option Plan authorizes the grant of options to purchase up to 100,000 shares of Silver King Common Stock during the life of the plan.

     During the 60-day period following a Change of Control (as defined in the Directors Stock Option Plan), a director having an option granted under the plan will have the right, in lieu of the payment of the exercise price of the shares of Silver King Common Stock being purchased under an option granted under the plan, by giving notice to Silver King, to surrender all or part of such option to Silver King and to receive in cash, within ten days of such notice, an amount equal to the amount by which the Change of Control Price (as defined in the Directors Stock Option Plan) per share exceeds the exercise price per share under the option, multiplied by the number of shares of Silver King Common Stock granted under the option, provided that, if the Change of Control is within six months of the date of grant of the option, no such election shall be made by a director with respect to such option prior to six months from the grant date.

     The Silver King Board generally may amend, alter or discontinue the Directors Stock Option Plan at any time, but no such amendment, alteration or discontinuation shall be made that would impair the rights of an optionee under an option theretofore granted without the optionee's consent (other than an amendment made to cause the plan to qualify for the exemption provided by Rule 16b-3, as such rule may be amended from time to time), or to disqualify the plan from the exemption in Rule 16b-3. As indicated above, the Committee retains broad discretion to administer the plan.

     The number of shares of Silver King Common Stock reserved for grants under the Directors Stock Option Plan will be subject to appropriate adjustment by the Committee, as necessary, to reflect any stock split, stock dividend, recapitalization, reclassification, merger, consolidation, reorganization, combination or exchange of shares or similar event.

     The Directors Stock Option Plan is not subject to any provision of ERISA and is not qualified under Section 401(a) of the Code, relating to pension plans and certain other deferred compensation plans.

  Stock Options

     Pursuant to the Directors Stock Option Plan, each eligible director will be granted, upon initial election to the Silver King Board and annually thereafter on the date of a Silver King annual meeting of stockholders at which such director is reelected (provided that such date is at least 12 months following such director's initial election to office) of an option to purchase 5,000 shares of Silver King Common Stock at the Fair Market Value (as defined herein) of Silver King Common Stock on the trading day immediately preceding such date of grant. As defined in the plan, "Fair Market Value" means the mean of the highest and lowest sale price for the Silver King Common Stock as reported on any securities exchange on which the Silver King Common Stock is listed, or the mean of the highest and lowest "bid" price on the Nasdaq National Market, or, if the Silver King Common Stock is not so reported or listed, as determined by an investment banking firm selected by the Committee.

     Except in the event of a Change of Control (as defined in the Directors Stock Option Plan), options granted under the plan will vest and become exercisable as follows: with respect to 1,667 shares of Silver King Common Stock, on each of the first two anniversaries of the date of grant, and with respect to the remaining 1,666 shares, on the third anniversary of such date. In the event that a director's service to Silver King terminates before options granted under the plan have vested, any option not yet vested will be cancelled with the director having no further right or interest therein. Upon a Change of Control, all options not previously exercisable will become exercisable.

     An option granted under the Directors Stock Option Plan may not be assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent or distribution.

FEDERAL INCOME TAX CONSEQUENCES

     The following summary of tax consequences is not comprehensive and is based on laws and regulations in effect on the date of this prospectus. These laws and regulations are subject to change.

     The grant of an option under the Directors Stock Option Plan is not a taxable event, and Silver King is not entitled to a deduction upon such grant. Upon exercise of an option, participants will be taxed at ordinary income rates on the difference between the exercise price of the option and the fair market value of the shares of Silver King Common Stock issued thereunder. In determining the amount of the difference, the fair market value will be determined on the latter of the date of exercise and the date which is six months and one day after the date on which the option is granted, unless the participant elects to be taxed based on the fair market value at the date of exercise. Silver King will receive a corresponding deduction for the amount of income recognized by a participant upon exercise of an option. Any gain or loss realized upon the subsequent sale of shares of Silver King Common Stock issued upon exercise of the option (measured by the difference between the fair market value determined or utilized by the optionee as described above) and the sale price will be taxed at either long-term or short-term capital gain (or loss) rates, depending on the selling stockholder's holding period. The subsequent sale would have no tax consequences for Silver King. Options granted under the plan are not qualified as incentive stock options, as that term is defined in
Section 422 of the Code, which means that Silver King will receive a deduction for the amount of income recognized by a participant in the same year that the participant recognizes income in connection with the exercise of an option.

NEW PLAN BENEFITS

     Pursuant to the Directors Stock Option Plan, on February 13, 1996, Messrs. Ramer and Sheinberg were each granted options to purchase 5,000 shares of Silver King Common Stock at an exercise price of $32.875 per share. Such grants are subject to the approval by Silver King stockholders of the Directors Option Plan.

     The following table sets forth the benefits allocated under the Directors Stock Option Plan to (i) each of the Silver King Named Executive Officers (other than Mr. Evans, who resigned from his position at Silver King in June 1995),
(ii) all the Silver King executive officers as a group, (iii) all directors who are not executive officers as a group and (iv) all other employees, including Silver King officers who are not executive officers, as a group. All of the awards set forth in the following table are subject to adoption of the Directors Stock Option Plan by Silver King's stockholders.

                               NEW PLAN BENEFITS

                          DIRECTORS STOCK OPTION PLAN

                                                                   EXERCISE PRICE         NUMBER
                      NAME AND POSITION(1)                         PER SHARE($)(2)     OF SHARES(3)
-----------------------------------------------------------------  ---------------     ------------
Barry Diller.....................................................      $     0                 0
  Chairman and Chief Executive Officer
James M. Lawless.................................................            0                 0
  President
Steven H. Grant..................................................            0                 0
  Vice Chairman, Executive Vice President, Chief
  Financial/Administrative Officer and Treasurer
Michael Drayer...................................................            0                 0
  Executive Vice President, General Counsel and Secretary
Lia Afriat-Hernandez.............................................            0                 0
  Executive Vice President -- Compliance/Programming

                                                                   EXERCISE PRICE         NUMBER
                      NAME AND POSITION(1)                         PER SHARE($)(2)     OF SHARES(3)
-----------------------------------------------------------------      -------            ------
Executive Group..................................................            0                 0
Non-Executive Director Group.....................................       32.875            10,000
Non-Executive Officer Employee Group.............................            0                 0

---------------
(1) Pursuant to the terms of the Directors Stock Option Plan, only non-employee directors of the Silver King Board will be eligible for grants thereunder.

(2) It is not possible to determine the value of these benefits because the benefits will depend upon exercise decisions by participants and the fair market value of the Silver King Common Stock at various future dates following the adoption of the proposed 1995 Stock Incentive Plan.

(3) On February 13, 1996, each of Messrs. Ramer and Sheinberg were granted options to purchase 5,000 shares of Silver King Common Stock at an exercise price of $32.875 per share pursuant to the Directors Stock Option Plan. Such options are subject to the approval of the Directors Stock Option Plan by Silver King stockholders and vest over a three-year period in the following increments: 1,667, 1,667 and 1,666.

VOTE REQUIRED

     Approval of the Directors Stock Option Plan Proposal requires the affirmative vote of a majority of the Total Voting Power present in person or represented by proxy at the Silver King Meeting and entitled to vote and voting thereon. Based on the intention of Mr. Diller to vote shares of Silver King Securities owned by him or as to which he controls the voting with respect to this proposal pursuant to the Stockholders Agreement, approval by Silver King stockholders of this proposal is assured.

     THE SILVER KING BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF THE DIRECTORS STOCK OPTION PLAN IS IN THE BEST INTERESTS OF ALL STOCKHOLDERS, AND, ACCORDINGLY, RECOMMENDS A VOTE FOR THE PROPOSED DIRECTORS STOCK OPTION PLAN. YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table sets forth, as of [            ], 1996, information
relating to the beneficial ownership of Silver King Common Stock by (i) each person known by Silver King to own beneficially more than 5% of the outstanding shares of Silver King Common Stock, (ii) each director, (iii) the Chief Executive Officer of Silver King and the other four most highly compensated officers of Silver King whose compensation exceeded $100,000 for fiscal year 1995, and (iv) all executive officers and directors of Silver King as a group:

                   NAME AND ADDRESS                      NUMBER OF      PERCENT      PERCENT OF VOTES
                  OF BENEFICIAL OWNER                      SHARES       OF CLASS      (ALL CLASSES)
-------------------------------------------------------  ----------     --------     ----------------
Roy M. Speer(1)........................................     107,732         1.5%               *
  P.O. Box F-41414
     Freeport, Grand Bahamas
     Bahamas
RMS Limited Partnership(2).............................     763,059        10.2              2.8%
  50 West Liberty Street, Suite 650
  Reno, Nevada 89501
Roy M. Speer Foundation(3).............................     409,265         5.8              1.3
  1803 U.S. Highway 19
  Holiday, FL 34691
Montgomery Asset Management, L.P.(4)...................     366,000         5.2              1.2
  600 Montgomery Street
  San Francisco, CA 94111

                    NAME AND ADDRESS                      NUMBER OF      PERCENT      PERCENT OF VOTES
                  OF BENEFICIAL OWNER                       SHARES       OF CLASS      (ALL CLASSES)
--------------------------------------------------------  ----------     --------     ----------------
Snyder Capital Management, Inc..........................     645,900         9.1              2.1
  350 California Street
  Suite 1460
  San Francisco, CA 94104
Tele-Communications, Inc.(5)............................   2,061,630        22.7             15.6
  5619 DTC Parkway
  Englewood, Colorado
Transamerica Corporation................................     677,500         9.6              2.2
  600 Montgomery Street
  San Francisco, CA 94111
Transamerica Investment Securities, Inc.................     677,500         9.6              2.2
  1150 South Olive Street
  Los Angeles, CA 90015
Wanger Asset Management, L.P............................     400,000         5.7              1.3
  227 West Monroe Street, Suite 3000
  Chicago, Illinois 60606
Barry Diller(6).........................................   2,977,580        31.2             21.7
  1940 Coldwater Canyon
  Beverly Hills, CA 90210
Vincent F. Barresi(7)...................................      25,150           *                *
Steven H. Grant(8)......................................      27,651           *                *
Michael A. Green(9).....................................      15,000           *                *
James M. Lawless(10)....................................       1,000           *                *
Kenneth T. MacDonald(11)................................      25,000           *                *
Russell I. Pillar(12)...................................      25,000           *                *
Bruce M. Ramer(13)......................................           0           *                *
Sidney J. Sheinberg(13).................................           0           *                *
Alan L. Evans(14).......................................      39,400           *                *
Michael Drayer(15)......................................      14,500           *                *
Lia Afriat-Hernandez(16)................................      11,800           *                *
All executive officers and directors as a group (13
  persons)
  (6)-(16)..............................................   3,203,618        33.5             23.4

---------------
Unless otherwise indicated, beneficial owners listed herein may be contacted at Silver King's corporate headquarters address, 12425 28th Street North, St. Petersburg, FL 33716. The percentage of votes listed assumes the conversion of any shares of Silver King Class B Common Stock owned by such listed person, but does not assume the conversion of Silver King Class B Common Stock owned by any other person. Under the rules of the Commission, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be the beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which that person has no beneficial interest.

  * The percentage of shares beneficially owned does not exceed 1% of the class.

(1) The number of shares does not include 409,265 shares of Silver King Common Stock held by Richard W. Baker as Trustee for the Roy M. Speer Foundation for which Mr. Speer disclaims beneficial ownership. The number of shares does not include shares of Silver King Common Stock or Silver King Class B Common Stock held by RMSLP.

 (2) Includes 415,945 shares of Silver King Class B Common Stock, which may be converted at any time into an equal number of shares of Silver King Common Stock. RMSLP is a limited partnership organized under the laws of the State of Nevada, the managing general partner of which is Crystal Diamond, Inc. Roy M. Speer is the sole stockholder of Crystal Diamond, Inc. and the non-managing general partner of RMSLP. Richard W. Baker, as Trustee under an Intervivos Trust agreement dated January 1, 1967 with Roy M. Speer, is a limited partner of RMSLP.

 (3) The number of shares does not include 26,040 shares of Silver King Common Stock held by Richard W. Baker for which the Roy M. Speer Foundation disclaims beneficial ownership. Richard W. Baker disclaims beneficial ownership of the 409,265 shares of Silver King Common Stock held by the Roy
     M. Speer Foundation.

 (4) The number of shares includes 80,000 shares of Silver King Common Stock as to which the reporting entity has sole dispositive power but no voting power, based on such entity's filing on Schedule 13G with the Commission.

 (5) Includes 2,000,000 shares of Silver King Class B Common Stock, which may be converted at any time into an equal number of shares of Silver King Common Stock. The number of shares does not include any shares or options to purchase shares held by Mr. Diller as to which shares TCI may be deemed to have beneficial ownership.

 (6) The number of shares includes vested options to purchase 473,962 shares but does not include unvested options to purchase 1,421,885 shares granted to Mr. Diller. Such number also includes 2,000,000 shares of Silver King Class B Common Stock beneficially owned by Mr. Diller which shares are convertible into Silver King Common Stock and 61,630 shares of Silver King Common Stock held by BDTV with respect to which Mr. Diller may be deemed to be a beneficial owner.

 (7) The number of shares includes 25,000 beneficially owned vested shares granted under the Previous Directors Plan.

 (8) The number of shares includes 27,500 beneficially owned vested shares granted under the Employee Plan. All unvested shares granted under the Employee Plan vested December 1, 1995 pursuant to action taken by the Compensation/Benefits Committee in connection with the downsizing of Silver King's staff and the then-pending change in ownership of Silver King.

 (9) The number of shares includes 15,000 beneficially owned vested shares granted under the Previous Directors Plan.

(10) The number of shares includes 1,000 beneficially owned vested shares granted under the Employee Plan. All unvested shares granted under the Employee Plan vested December 1, 1995 pursuant to action taken by the Compensation/Benefits Committee in connection with the downsizing of Silver King's staff and the then-pending change in ownership of Silver King. Effective December 22, 1995, Mr. Lawless resigned as a director of Silver King and no longer serves as President of Silver King.

(11) The number of shares includes 25,000 beneficially owned vested shares granted under the Previous Directors Plan.

(12) The number of shares includes 25,000 beneficially owned vested shares granted under the Previous Directors Plan.

(13) The number of shares does not include unvested options to purchase an aggregate of 10,000 shares of Silver King Common Stock granted to Messrs. Ramer and Sheinberg pursuant to the Directors Stock Option Plan, which options are conditioned upon approval of such plan.

(14) The number of shares includes 37,500 beneficially owned vested shares granted under the Employee Plan.

(15) The number of shares includes 14,500 beneficially owned vested shares granted under the Employee Plan. All unvested shares granted under the Employee Plan vested December 1, 1995 pursuant to action taken by the Compensation/Benefits Committee in connection with the downsizing of Silver King's staff and the then-pending change in ownership of Silver King.

(16) The number of shares includes 11,500 beneficially owned vested shares granted under the Employee Plan. All unvested shares granted under the Employee Plan vested on December 1, 1995 pursuant to action taken by the Compensation/Benefits Committee in connection with the downsizing of Silver King's staff and the then-pending change in ownership of Silver King.

     The following table sets forth, as of [            ], 1996, information
relating to the beneficial ownership of the Silver King Class B Common Stock:

                                                                                         PERCENT OF
                     NAME AND ADDRESS                       NUMBER OF     PERCENT          VOTES
                   OF BENEFICIAL OWNER                       SHARES       OF CLASS     (ALL CLASSES)*
----------------------------------------------------------  ---------     --------     --------------
Barry Diller(2)...........................................  2,000,000       82.8%           64.0%
  1940 Coldwater Canyon
  Beverly Hills, California 90210
Tele-Communications, Inc.(2)..............................  2,000,000       82.8            64.0
  5619 DTC Parkway
  Englewood, Colorado
BDTV INC.(2)..............................................  2,000,000       82.8            64.0
  2425 Olympic Boulevard
  Santa Monica, California 90404
RMS Limited Partnership(1)(3).............................    415,945       17.2            13.3
  50 West Liberty Street
  Suite 650
  Reno, Nevada 89501

---------------
 * Excludes shares of Silver King Common Stock owned by any of the listed persons.

(1) All or any portion of shares of Silver King Class B Common Stock may be converted at any time into an equal number of shares of Silver King Common Stock. Upon the conversion of all of the Silver King Class B Common Stock owned by RMSLP, RMSLP would own, in total, 763,059 shares of Silver King Common Stock or approximately 10.2% of the issued and outstanding shares of Silver King Common Stock.

(2) Liberty, a wholly-owned subsidiary of TCI, and Mr. Diller have entered into the Stockholders Agreement pursuant to which Liberty and Mr. Diller have formed BDTV, to which Liberty assigned the Liberty Option. On August 13, 1996, BDTV exercised the Liberty Option. Accordingly, if conversion by RMSLP of the remaining shares of Silver King Class B Common Stock is effected (which conversion BDTV has the right to require RMSLP to effect), Liberty and Mr. Diller will then both have beneficial ownership of 2,000,000 shares of Silver King Class B Common Stock constituting 100% of the Silver King Class B Common Stock and 72.7% of the outstanding Total Voting Power. Mr. Diller also owns 441,988 shares of Silver King Common Stock and options to purchase 1,895,847 shares of Silver King Common Stock, 473,962 of which are currently vested representing 12.1% of the issued and outstanding shares of Silver King Common Stock. Moreover, if BDTV converted its beneficially owned Silver King Class B Common Stock into Silver King Common Stock, such shares would represent approximately 22.0% of the issued and outstanding shares of Silver King Common Stock. These shares do not include shares of Silver King Common Stock and Silver King Class B Common Stock to be issued to Liberty HSN pursuant to the HSN Merger, the Contingent Rights or the Exchange. TCI disclaims beneficial ownership of all Silver King Securities held by BDTV or Mr. Diller. Mr. Diller owns all of the voting stock of BDTV and Liberty owns all of the non-voting stock, which non-voting stock represents in excess of 99% of the equity of BDTV. The Silver King Securities held by BDTV are subject to the terms of the Stockholders Agreement.

(3) RMSLP is a limited partnership organized under the laws of the State of Nevada, the managing general partner of which is Crystal Diamond, Inc. Roy
    M. Speer is the sole stockholder of Crystal Diamond, Inc. and the nonmanaging general partner of RMSLP. Richard W. Baker, as Trustee under an Intervivos Trust agreement dated January 1, 1967 with Roy M. Speer, is a limited partner of RMSLP. BDTV has the right pursuant to the agreement by which Liberty originally acquired the Liberty Option (which was subsequently assigned to BDTV), to require RMSLP to convert its shares of Silver King Class B Common Stock into Silver King Common Stock at any time.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr. Diller, the Chairman of the Board and Chief Executive Officer of Silver King, is Chairman of the Board of HSN and is the sole holder of the voting stock of BDTV. Liberty currently is the controlling shareholder of HSN and, by virtue of its interest in BDTV, may, subject to certain regulatory and other requirements, acquire a controlling interest in Silver King. For further information regarding BDTV and the Stockholders Agreement, see "Special Factors Relating to the HSN Transactions -- Background -- Relationship between Liberty and Mr. Diller -- The Diller-Liberty Stockholders Agreement."

     Prior to the Distribution Date, Silver King was a wholly-owned subsidiary of HSN. On the Distribution Date, HSN distributed all of the shares of the capital stock of Silver King to the stockholders of record of HSN as of December 24, 1992. See "Special Factors Relating to the HSN Transactions -- Background -- Relationship between Silver King and HSN."

     See "Compensation of Directors and Certain Executive Officers of Silver King -- Compensation Committee Interlocks and Insider Participation."

                      COMPARISON OF RIGHTS OF STOCKHOLDERS
                         OF SILVER KING, SAVOY AND HSN

     The rights of Silver King's stockholders are governed by the Silver King Certificate, the Silver King Bylaws and the laws of the State of Delaware. The rights of Savoy's stockholders are governed by the Savoy Certificate, the Savoy Bylaws and the laws of the State of Delaware. The rights of HSN's stockholders are governed by the HSN Certificate, the HSN Bylaws and the laws of the State of Delaware. Upon consummation of the Savoy Merger, holders of Savoy Common Stock will become holders of Silver King Common Stock. Upon consummation of the HSN Merger, the public holders of HSN Common Stock will become holders of Silver King Common Stock. As a result, the rights of Savoy and HSN stockholders will be governed by the Silver King Certificate, the Silver King Bylaws and the laws of the State of Delaware. In most respects, the rights of Silver King stockholders, the rights of Savoy stockholders and the rights of HSN stockholders are similar. The following discussion of certain similarities and material differences between the rights of Silver King stockholders and the rights of Savoy stockholders and between the rights of Silver King stockholders and the rights of HSN stockholders under their respective certificates of incorporation and bylaws is only a summary of certain provisions and does not purport to be a complete description of such similarities and differences. The following discussion is qualified in its entirety by reference to the laws of the state of Delaware and the full texts of the respective certificates of incorporation and bylaws of Silver King, Savoy and HSN, which texts are incorporated by reference as exhibits to the Registration Statement of which this Joint Proxy Statement/Prospectus is a part.

AUTHORIZED CAPITAL STOCK

  Silver King

     As of the date of this Joint Proxy Statement/Prospectus, Silver King's authorized capital stock consists of 30,000,000 shares of Silver King Common Stock, 2,415,945 shares of Silver King Class B Common Stock and 50,000 shares of Silver King Preferred Stock. If the Authorized Capital Stock Amendment Proposal is approved at the Silver King Meeting and such amendments to the Silver King Certificate become effective pursuant to the DGCL, the authorized capital stock of Silver King will consist of 150,000,000 shares of Silver King Common Stock, 30,000,000 shares of Silver King Class B Common Stock and 15,000,000 shares of Silver King Preferred Stock. Shares of Silver King Class B Common Stock are convertible into shares of Silver King Common Stock at the option of the holder thereof at any time on a share-for-share basis. Upon the conversion of shares of Silver King Class B Common Stock into shares of Silver King Common Stock, said shares of Silver King Class B Common Stock will be retired and will not be subject to reissue. Shares of Silver King Common Stock are not convertible into shares of Silver King Class B Common Stock.

     The Silver King Certificate provides that there can be no stock dividends or stock splits or combinations of stock declared or made on Silver King Common Stock or Silver King Class B Common Stock unless the shares of Silver King Common Stock and Silver King Class B Common Stock then outstanding are treated equally and identically.

  Savoy

     Savoy's authorized capital stock consists of 110,000,000 shares, divided into the following classes: 100,000,000 shares of Savoy Common Stock and 10,000,000 shares of preferred stock, par value $.01 per share ("Savoy Preferred Stock").

  HSN

     As of the date of this Joint Proxy Statement/Prospectus, HSN's authorized capital stock consists of 150,000,000 shares of HSN Common Stock, 20,000,000 shares of HSN Class B Common Stock and 500,000 shares of HSN preferred stock, par value $.01 per share (the "HSN Preferred Stock"). Shares of HSN Class B Common Stock are convertible into shares of HSN Common Stock at the option of the holder thereof at any time on a share-for-share basis. Upon the conversion of shares of HSN Class B Common Stock into shares of HSN Common Stock, said shares of HSN Class B Common Stock will be retired and will not be subject to reissue. Shares of HSN Common Stock are not convertible into shares of HSN Class B Common Stock.

     The HSN Certificate provides that there can be no stock dividends or stock splits or combinations of stock declared or made on HSN Common Stock or HSN Class B Common Stock unless the shares of HSN Common Stock and HSN Class B Common Stock then outstanding are treated equally and identically.

VOTING

  Silver King

     The holders of a majority of each class of Silver King Common Stock and Silver King Class B Common Stock issued and outstanding, present in person or represented by proxy, constitute a quorum. The holders of Silver King Common Stock and the holders of Silver King Class B Common Stock vote as separate classes upon any merger, reorganization, recapitalization, liquidation, dissolution or winding-up, sale or transfer of substantially all of the assets of Silver King, any amendment to the Silver King Certificate or similar matter that requires stockholder approval under the DGCL, all of which must be submitted to a vote of or to the consent of the stockholders of Silver King; and the separate approvals of both the holders of Silver King Common Stock and the holders of the Silver King Class B Common Stock, voting as separate classes, are necessary for the adoption of any such matter. In the event that fewer than 2,280,000 shares of Silver King Class B Common Stock are outstanding, the holders of Silver King Class B Common Stock will vote together with the holders of Silver King Common Stock as a single class with respect to these matters, with the holders of Silver King Class B Common Stock entitled to ten votes per share and the holders of Silver King Common Stock entitled to one vote per share. With respect to other matters that may be submitted to a vote or to the consent of the stockholders of Silver King, including the election of directors, and except as otherwise provided by the DGCL, the holders of Silver King Class B Common Stock will vote together with the holders of Silver King Common Stock as a single class, with the holders of Silver King Class B Common Stock entitled to ten votes per share and the holders of Silver King Common Stock entitled to one vote per share.

     Notwithstanding the foregoing, the holders of Silver King Common Stock, acting as a single class, are entitled to elect 25% of the total number of directors (and, in the event that such number is a fraction, then the holders of the Silver King Common Stock, acting as a single class, are entitled to elect the next higher whole number of directors).

     In the event that the Class Vote Amendment Proposal is approved by the requisite vote of Silver King stockholders at the Silver King Meeting and such amendment is duly filed with the Secretary of State of Delaware pursuant to the DGCL, the Silver King Certificate will be amended to provide that, except as otherwise provided by the DGCL with respect to all matters submitted to a vote or to the consent of the stockholders of Silver King, the holders of Silver King Common Stock and the holders of Silver King Class B

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

Common Stock will vote together as a single class, with shares of Silver King Common Stock entitled to one vote per share and shares of Silver King Class B Common Stock entitled to ten votes per share. Approval of the Class Vote Amendment Proposal and the related amendment to the Silver King Certificate will not affect the provisions of the Silver King Certificate relating to the election by the holders of Silver King Common Stock of 25% of the members of the Silver King Board. Based on the number of Silver King Securities held by BDTV or as to which Mr. Diller has voting authority subject to the terms of the Stockholders Agreement, if the Class Vote Amendment Proposal is approved, Mr. Diller and Liberty will generally be able to control the outcome of all matters submitted to the vote or consent of Silver King stockholders, other than matters as to which the separate class vote of the holders of Silver King Common Stock is provided for pursuant to the DGCL and the Silver King Certificate.

  Savoy

     The holders of a majority of Savoy Common Stock issued and outstanding, present in person or represented by proxy, constitute a quorum. Each share of Savoy Common Stock entitles its record holder to one vote on any matter which is submitted to a vote or to the consent of the stockholders of Savoy.

  HSN

     The required quorum for the transaction of business at the meeting of HSN stockholders is a majority of the shares of both the HSN Common Stock and HSN Class B Common Stock with respect to matters on which all HSN stockholders vote as a single class and a majority of the shares of each of the HSN Common Stock and the HSN Class B Common Stock with respect to matters on which holders of such shares are entitled to vote as separate classes, in each case, issued and outstanding on the record date established for such meeting, which shares must be present in person or represented by proxy at such meeting. So long as at least 22,800,000 shares of HSN Class B Common Stock are outstanding, the holders of HSN Common Stock and the holders of HSN Class B Common Stock vote as separate classes upon any merger, reorganization, recapitalization, liquidation, dissolution or winding-up, sale or transfer of substantially all of the assets of HSN, all of which must be submitted to a vote of or to the consent of the stockholders of HSN; and the separate approvals of both the holders of HSN Common Stock and the holders of the HSN Class B Common Stock, voting as separate classes, are necessary for the adoption of any such matter. In the event that less than 22,800,000 shares of HSN Class B Common Stock are outstanding, as is currently the case, the holders of HSN Class B Common Stock will vote together with the holders of HSN Common Stock as a single class, with the holders of HSN Class B Common Stock entitled to ten votes per share and the holders of HSN Common Stock entitled to one vote per share. With respect to other matters that may be submitted to a vote or to the consent of the stockholders of HSN, including the election of directors, and except as otherwise provided by the DGCL, the holders of HSN Class B Common Stock will vote together with the holders of HSN Common Stock as a single class, with the holders of HSN Class B Common Stock entitled to ten votes per share and the holders of HSN Common Stock entitled to one vote per share.

     Notwithstanding the foregoing, the holders of HSN Common Stock are entitled to vote as a separate class on any amendment to the HSN Certificate and, acting as a single class, are entitled to elect 25% of the total number of directors (and, in the event that such number is a fraction, then the holders of the HSN Common Stock, acting as a single class, are entitled to elect the next higher whole number of directors).

AMENDMENT OF CERTIFICATE OF INCORPORATION

  Silver King

     So long as there are at least 2,280,000 shares of Silver King Class B Common Stock outstanding, amendment of the Silver King Certificate requires the affirmative vote by holders of a majority of each of the outstanding shares of Silver King Common Stock and Silver King Class B Common Stock, voting as a separate class. If there are fewer than 2,280,000 shares of Silver King Class B Common Stock outstanding, amendment of the Silver King Certificate generally requires the affirmative vote by holders of a majority of the outstanding Total Voting Power, with each share of Silver King Common Stock entitled to one vote and each

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

share of Silver King Class B Common Stock entitled to ten votes. In addition, under the DGCL, if a proposed amendment to the Silver King Certificate would increase or decrease the aggregate number of authorized shares of Silver King Common Stock or Silver King Class B Common Stock, increase or decrease the par value of the shares of such class, or alter or change the powers, preferences, or special rights of the shares of such class so as to affect them adversely, then the holders of the outstanding shares of such class would be entitled to vote as a separate class in the proposed amendment.

     If the Class Vote Amendment Proposal is approved by the requisite vote of Silver King stockholders at the Silver King Meeting and such amendment is duly filed with the Secretary of State of Delaware pursuant to the DGCL, the holders of Silver King Common Stock and Silver King Class B Common Stock will vote together as a single class with respect to amendments to the Silver King Certificate except (i) as set forth in the Silver King Certificate with respect to the election by the holders of Silver King Common Stock of 25% of the members of the Silver King Board or (ii) as required by the DGCL.

  Savoy

     Amendment of the Savoy Certificate requires the affirmative approval of a majority of the shares of Savoy Common Stock outstanding.

  HSN

     Amendment of the HSN Certificate generally requires the affirmative vote by holders of a majority of the votes of the outstanding shares of HSN Common Stock, voting as a separate class. In addition, under the DGCL, if a proposed amendment to the HSN Certificate would increase or decrease the aggregate number of authorized shares of HSN Common Stock or HSN Class B Common Stock, increase or decrease the par value of the shares of such class, or alter or change the powers, preferences, or special rights of the shares of such class so as to affect them adversely, then the holders of the outstanding shares of such class would be entitled to vote as a separate class in the proposed amendment.

AMENDMENT OF BYLAWS

     The Silver King Bylaws, the Savoy Bylaws and the HSN Bylaws may be altered, amended or repealed by their respective Board of Directors (by 60% of such directors in the case of HSN) or stockholders. Amendment of the Silver King Bylaws by the Silver King Board and of the HSN Bylaws by the HSN Board requires, in the case of Silver King, three days', and in the case of HSN ten days', advance written notice to the directors of the meeting and the proposed amendment or alteration.

BOARD OF DIRECTORS

  Silver King

     The Silver King Certificate and the Silver King Bylaws provide for a Board of Directors of not less than three and not more than 15 members. The exact number of directors is determined by resolution of the entire Silver King Board, which currently provides for an eight-member Board of Directors.

     The holders of Silver King Common Stock and the holders of Silver King Class B Common Stock vote as a single class for the election of directors, with the holders of Silver King Common Stock having one vote per share and the holders of Silver King Class B Common Stock having ten votes per share. Notwithstanding the foregoing, the holders of Silver King Common Stock, acting as a single class, are entitled to elect 25% of the total number of directors, and in the event that 25% of the total number of directors results in a fraction of a director, then the holders of Silver King Common Stock would be entitled to elect the next higher whole number of directors. In each case, the approval of the majority of votes cast is required for election of a director.

  Savoy

     The Savoy Bylaws initially provide for a Board of Directors of two members. The exact number of directors, currently set at 12 members, is determined by the affirmative vote of a majority of the entire Savoy Board or by action of Savoy stockholders. Directors are elected by a plurality of the votes cast.

  HSN

     The HSN Certificate and the HSN Bylaws provide for a Board of Directors of not less than four and not more than 15 members. The exact number of directors is provided from time to time in the HSN Bylaws, which currently provides for a ten-member Board of Directors.

     The holders of HSN Common Stock and the holders of HSN Class B Common Stock vote as a single class for the election of directors, with the holders of HSN Common Stock having one vote per share and the holders of HSN Class B Common Stock having ten votes per share. Notwithstanding the foregoing, the holders of HSN Common Stock, acting as a single class, are entitled to elect 25% of the total number of directors, and in the event that 25% of the total number of directors results in a fraction of a director, then the holders of HSN Common Stock would be entitled to elect the next higher whole number of directors. In each case, the approval of the majority of votes cast is required for election of a director.

REMOVAL OF DIRECTORS

  Silver King

     The Silver King Certificate provides that a director may be removed at any time, either with or without cause, by the affirmative vote of the holders of a majority of each of the Silver King Common Stock and Silver King Class B Common Stock. A director who was elected by the holders of Silver King Common Stock voting as a separate class, however, may only be removed by the holders of Silver King Common Stock.

  Savoy

     The Savoy Bylaws provide that any director may be removed, either with or without cause, at any time, by the holders of a majority of the Savoy Common Stock outstanding.

  HSN

     The HSN Certificate provides that a director may be removed at any time, either with or without cause, by the affirmative vote of the holders of a majority of the HSN Common Stock and HSN Class B Common Stock, voting together as a single class. A director who was elected by the holders of HSN Common Stock voting as a separate class, however, may only be removed by the holders of HSN Common Stock.

INDEMNIFICATION

     Section 145 of the DGCL provides that a corporation may indemnify any person made a party to an action (other than an action by or in the right of the corporation) by reason of the fact that he or she was a director, officer, employee or agent of the corporation or was serving at the request of the corporation against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action (other than an action by or in the right of the corporation), has no reasonable cause to believe his or her conduct was unlawful. Determination of indemnification shall be made by
(i) the members of the corporation's board of directors who were not parties to such action, even if less than a quorum, or (ii) if there are no such directors or if such directors so direct, by independent legal counsel in a written opinion, or (iii) the corporation's stockholders.

     The DGCL provides that a corporation may indemnify any person made a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she was a director,

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

officer, employee or agent of the corporation or was serving at the request of the corporation against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with such action if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and except that no indemnification shall be made in respect of any matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery, or the court in which such action was brought, shall determine that such person is entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

     Each of the Silver King Certificate, the Savoy Certificate and the HSN Certificate expressly provides that directors will not be personally liable to their respective companies or stockholders for monetary damages for breach of their fiduciary duty as directors, other than liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under section 174 of the DGCL; or (iv) for any transaction from which the director derived an improper personal benefit, and will be indemnified to the fullest extent authorized by Delaware law. The Silver King Certificate provides that directors, officers and certain other persons will be indemnified to the fullest extent authorized by the DGCL or other applicable Delaware law. The Savoy Certificate has no comparable provision regarding officers and such other persons. Each of the Silver King Bylaws and the Savoy Bylaws provides that directors, officers and certain other persons will be indemnified with respect to third-party actions or suits, provided that such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of their respective companies and, with respect to criminal actions, provided that such person had no reasonable cause to believe his conduct was unlawful. The HSN Certificate provides that HSN may indemnify such similar persons in similar circumstances and will indemnify such persons in the event that such persons have been successful in such defense. Each of the Silver King Bylaws and the Savoy Bylaws further provides that directors, officers and certain other persons will be indemnified with respect to actions or suits by or in the right of their respective companies, provided that such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of such company; except that no indemnification shall be made in the event that such person shall be adjudged to be liable to such company, unless a court determines that indemnification is fair and reasonable in view of all the circumstances. The HSN Certificate provides that HSN may indemnify such similar persons in similar circumstances and will indemnify such persons in the event that such persons have been successful in such defense.

     The Savoy Bylaws require that a determination as to the propriety of indemnification shall be made within 30 days after Savoy receives a written request for indemnification. The Savoy Bylaws also provide that, if such determination is not made within 90 days after the receipt by Savoy of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and the applicant shall be absolutely entitled to such indemnification absent misrepresentation by the applicant of a material fact or a final judicial determination that all or any part of such indemnification is expressly prohibited by law. The Savoy Bylaws further provide that, in the event that a judicial determination is made that the applicant is entitled to indemnification, interest shall be paid by Savoy to the applicant, to the extent deemed appropriate by the court, at a reasonable interest rate for amounts which Savoy indemnifies or is obliged to indemnify the applicant. The Silver King Bylaws and the HSN Certificate do not have comparable requirements relating to deadlines or interest. The Silver King Bylaws provide that a prospective indemnitee who applies to a court for a determination of entitlement to indemnification and who is successful, in whole or in part, will also be entitled to be paid the expense of prosecuting such application. Although each of the Silver King Bylaws and the Savoy Bylaws provides that each company will pay the expenses incurred by its director, officer, employee or agent in defending any proceeding within the scope of the indemnification provisions as such expenses are incurred in advance of its final disposition, subject to certain conditions, the Savoy Bylaws further require that Savoy make such payment within 20 days of receipt of the request for advances and provide expressly that the financial ability of an indemnitee to repay an advance shall not be a prerequisite to the making of such an advance.

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

REORGANIZATION

     The Savoy Certificate provides that whenever a compromise or arrangement is proposed between Savoy and its creditors and/or between Savoy and its stockholders, any court of equitable jurisdiction within the State of Delaware, on application of Savoy, any creditor, stockholder, receiver or trustee of Savoy, may order a meeting of the creditors and/or the stockholders of Savoy, as the case may be. If a majority in number representing three-fourths in value of the creditors and/or the stockholders, as the case may be, agrees to any compromise or arrangement and to any reorganization of Savoy as a consequence of such compromise or arrangement, then such compromise or arrangement and such reorganization, if sanctioned by the court, shall be binding on all the creditors and/or all the stockholders, as the case may be, and on Savoy. The HSN Certificate has a similar provision but the Silver King Certificate has no similar provision.

DELAWARE ANTI-TAKEOVER STATUTE

     Section 203 of the DGCL generally prohibits a "business combination" between a corporation and an "interested stockholder" within three years of the time such stockholder became an "interested stockholder," unless (i) prior to such time the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, exclusive of shares owned by directors who are also officers and by certain employee stock plans, or (iii) after such time, the business combination is approved by the board of directors and authorized by the affirmative vote at a stockholders' meeting of at least
66 2/3% of the outstanding voting stock which is not owned by the interested stockholder. The term "business combination" is defined to include, among other transactions between the interested stockholder and the corporation or any direct or indirect majority-owned subsidiary thereof, a merger or consolidation; a sale, pledge, transfer or other disposition (including as part of a dissolution) of assets having an aggregate market value equal to 10% or more of either the aggregate market value of all assets of the corporation on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation; certain transactions that would increase the interested stockholder's proportionate share ownership of the stock of any class or series of the corporation or such subsidiary; and any receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or any such subsidiary. In general, and subject to certain exceptions, an "interested stockholder" is any person who is the owner of 15% or more of the outstanding voting stock (or, in the case of a corporation with classes of voting stock with disparate voting power, 15% or more of the voting power of the outstanding voting stock) of the corporation, and the affiliates and associates of such person. The term "owner" is broadly defined to include any person that individually or with or through his or its affiliates or associates, among other things, beneficially owns such stock, or has the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement or understanding or upon the exercise of warrants or options or otherwise or has the right to vote such stock pursuant to any agreement or understanding, or has an agreement or understanding with the beneficial owner of such stock for the purpose of acquiring, holding, voting or disposing of such stock. The restrictions of Section 203 of the DGCL do not apply to corporations that have elected, in the manner provided therein, not to be subject to such section or which do not have a class of voting stock that is listed on a national securities exchange or authorized for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders.

     The Silver King Certificate does not contain any provision "opting out" of the application of DGCL Section 203 and Silver King has not taken any of the actions necessary for it to "opt out" of such provision. As a result, the provisions of Section 203 of the DGCL will remain applicable to transactions between Silver King and any of their respective "interested stockholders." The Silver King Board has approved in accordance with the applicable requirements of
Section 203 of the DGCL certain transactions, including the HSN Transactions, between Liberty, Mr. Diller, BDTV and their respective affiliates and associates and Silver King, which transactions may have resulted in any of Liberty, Mr. Diller or BDTV becoming an interested stockholder of Silver King, within the meaning of Section 203 of the DGCL.

     Neither the Savoy Certificate nor the HSN Certificate contains any provision opting out of the application of DGCL Section 203 and neither Savoy nor HSN has taken any of the actions necessary for it to opt out of such provision. The HSN Board has approved for purposes of Section 203 of the DGCL the HSN Transactions.

ANTI-TAKEOVER PROVISIONS

  Silver King

     Because there are more than 2,280,000 shares of Silver King Class B Common Stock outstanding, the approval by both the holders of Silver King Common Stock and the holders of Silver King Class B Common Stock, voting as separate classes, is required for any merger, reorganization, recapitalization or sale of substantially all the assets of Silver King. If there were fewer than 2,280,000 shares of Silver King Class B Common Stock outstanding, the holders of Silver King Common Stock and Silver King Class B Common Stock would vote together as a single class, with each share of Silver King Common Stock entitled to one vote and each share of Silver King Class B Common Stock entitled to ten votes. Under certain ownership scenarios, these circumstances can make a change in control of Silver King that is not approved by the holders of the Silver King Class B Common Stock more difficult and, therefore, less likely. If the Class Vote Amendment Proposal is approved and such amendment becomes effective pursuant to the DGCL, the foregoing provisions will be eliminated from the Silver King Certificate. In view of the number of Silver King Securities held by BDTV or as to which Mr. Diller otherwise has voting authority pursuant to the Stockholders Agreement, however, a change in control of Silver King requires the consent of each of Mr. Diller and Liberty regardless of whether the Class Vote Amendment Proposal is approved by Silver King stockholders.

     Furthermore, the Silver King Certificate authorizes 50,000 shares of Silver King Preferred Stock (which number would be increased to 15,000,000 shares pursuant to the Authorized Capital Stock Amendment Proposal), the rights, preferences, powers and restrictions of which may be determined by the Silver King Board of Directors without stockholder approval. The Silver King Board of Directors has the ability to designate a series of preferred stock with rights, preferences, powers and restrictions that would make a change in control of Silver King not approved by the Silver King Board of Directors difficult and therefore less likely.

     In the event that the Authorized Capital Stock Amendment Proposal is approved by the requisite vote of Silver King stockholders at the Silver King Meeting, additional authorized Silver King Securities (and shares of Silver King Preferred Stock) could be issued in one or more transactions, which issuance and transactions may not require Silver King stockholder approval and which may have the effect of making a change of control of Silver King more difficult.

     See "Special Factors Relating to the HSN
Transactions -- Background -- Relationship between Liberty and Mr. Diller -- the Diller-Liberty Stockholders Agreement."

  Savoy

     Neither the Savoy Certificate nor the Savoy Bylaws contain specific anti-takeover provisions; however, the Savoy Certificate authorizes 10,000,000 shares of Savoy Preferred Stock, the rights, preferences, powers and restrictions of which may be determined by the Savoy Board of Directors without stockholder approval. The Savoy Board of Directors has the ability to designate a series of preferred stock with rights, preferences, powers and restrictions that would make a change in control of Savoy not approved by the Savoy Board of Directors difficult and therefore less likely. In addition, as of November 20, 1995, there were 100,000,000 shares of Savoy Common Stock authorized, of which only 30,041,932 shares were issued and outstanding. Shares of authorized and unissued Savoy Common Stock could be issued in one or more transactions which also would make a change in control of Savoy more difficult and, therefore, less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Savoy Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of persons seeking to obtain control of Savoy.

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

  HSN

     The approval by both the holders of HSN Common Stock and HSN Class B Common Stock voting together as a single class is required with respect to any merger, reorganization, recapitalization or sale of substantially all the assets of HSN, with each share of HSN Common Stock entitled to one vote and each share of HSN Class B Common Stock entitled to ten votes. These circumstances can make a change in control of HSN that is not approved by the holders of the HSN Class B Common Stock more difficult and, therefore, less likely. Liberty currently owns 20,000,000 shares of HSN Class B Common Stock (which shares constitute all of the outstanding shares of such class), representing [74]% of the outstanding voting power of HSN, and thus Liberty has the power to block all such transactions or other proposed actions presented to the holders of HSN Common Stock and HSN Class B Common Stock for their approval, voting as a single class.

     Furthermore, the HSN Certificate authorizes 500,000 shares of HSN Preferred Stock, the rights, preferences, powers and restrictions of which may be determined by the HSN Board of Directors without stockholder approval. The HSN Board of Directors has the ability to designate a series of preferred stock with rights, preferences, powers and restrictions that would make a change in control of HSN not approved by the HSN Board of Directors difficult and therefore less likely.

                    DESCRIPTION OF SILVER KING COMMON STOCK

     As of the date of this Joint Proxy Statement/Prospectus, the authorized capital stock of Silver King consists of 30,000,000 shares of Silver King Common Stock, 2,415,945 shares of Silver King Class B Common Stock, and 50,000 shares of Silver King Preferred Stock.

COMMON STOCK AND CLASS B STOCK

     As of the Silver King Record Date, there were 7,082,332 shares of Silver King Common Stock outstanding held of record by [ ] registered stockholders and 2,415,945 shares of Silver King Class B Common Stock outstanding held of record by [ ] registered stockholders. Upon consummation of both the Savoy Merger and the HSN Merger and completion of the Exchange (assuming issuance of all the shares underlying the Contingent Right), there would be outstanding approximately 43,676,324 shares of Silver King Common Stock and 13,215,945 shares of Silver King Class B Common Stock.

     So long as at least 2,280,000 shares of Silver King Class B Common Stock are outstanding, the holders of Silver King Common Stock and the holders of Silver King Class B Common Stock will vote as separate classes upon any merger, reorganization, recapitalization, liquidation, dissolution or winding-up, sale or transfer of substantially all of the assets of Silver King, any amendment to the Silver King Certificate, or similar matter that requires stockholder approval under the DGCL, all of which must be submitted to a vote of or to the consent of the stockholders of Silver King; and the approvals of the holders of each of the Silver King Common Stock and Silver King Class B Common Stock, voting as separate classes, are necessary for the adoption of any such matter. In the event that fewer than 2,280,000 shares of Silver King Class B Common Stock are outstanding, the holders of Silver King Class B Common Stock will vote with the holders of Silver King Common Stock with respect to these matters, with the holders of Silver King Class B Common Stock entitled to ten votes per share and the holders of Silver King Common Stock to one vote per share. With respect to other matters that may be submitted to a vote or to the consent of the stockholders of Silver King, including the election of directors, each holder of Silver King Class B Common Stock is entitled to vote ten votes for each share of Silver King Class B Common Stock held and will vote together with the holders of Silver King Common Stock as a single class. If the Class Vote Amendment Proposal is approved and such amendment becomes effective pursuant to the DGCL, the foregoing provisions will be eliminated from the Silver King Certificate.

     Notwithstanding the foregoing, the holders of Silver King Common Stock, acting as a single class, are entitled to elect 25% of the total number of directors, and, in the event that 25% of the total number of directors shall result in a fraction of a director, then the holders of Silver King Common Stock, acting as a single class, are entitled to elect the next higher whole number of directors.

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

     Shares of Silver King Class B Common Stock are convertible into shares of Silver King Common Stock at the option of the holder thereof at any time on a share-for-share basis. Such conversion ratio will in all events be equitably preserved in the event of any recapitalization of the corporation by means of a stock dividend on, or a stock split or combination of, outstanding Silver King Common Stock or Silver King Class B Common Stock, or in the event of any merger, consolidation or other reorganization of the corporation with another corporation. Upon the conversion of Silver King Class B Common Stock into shares of Silver King Common Stock, said shares of Silver King Class B Common Stock will be retired and will not be subject to reissue. Shares of Silver King Common Stock are not convertible into shares of Silver King Class B Common Stock.

     In all other respects, the Silver King Common Stock and the Silver King Class B Common Stock are identical. The holders of Silver King Common Stock and the holders of Silver King Class B Common Stock are entitled to receive, share for share, such dividends as may be declared by the Silver King Board out of funds legally available therefor. In the event of a liquidation, dissolution, distribution of assets or winding-up of Silver King, the holders of Silver King Common Stock and the holders of Silver King Class B Common Stock are entitled to share ratably in all the assets of Silver King available for distribution to its stockholders, after the rights of the holders of the Silver King Preferred Stock, if any, have been satisfied. Holders of Silver King Common Stock and Silver King Class B Common Stock have no preemptive rights to purchase additional shares.

     The Silver King Certificate provides that there can be no stock dividends or stock splits or combinations of stock declared or made on Silver King Common Stock or Silver King Class B Common Stock unless the shares of Silver King Common Stock and Silver King Class B Common Stock then outstanding are treated equally and identically.

     The shares of Silver King Common Stock to be issued in connection with the Savoy Merger and the shares of Silver King Common Stock and Silver King Class B Common Stock to be issued in connection with the HSN Merger will be validly issued, fully paid and non-assessable.

PREFERRED STOCK

     As of the Silver King Record Date, there were no shares of Silver King Preferred Stock outstanding. The Silver King Preferred Stock may be issued from time to time in one or more series. The Silver King Board has authority, by resolution, to designate the powers, preferences, rights and qualifications, limitations and restrictions of the Silver King Preferred Stock. The Silver King Board has no present plan or intention to issue any Silver King Preferred Stock.

DELAWARE GENERAL CORPORATION LAW SECTION 203

     As a corporation organized under the laws of the State of Delaware, Silver King is subject to Section 203 of the DGCL which restricts certain business combinations between Silver King and an "interested stockholder" (as defined in the DGCL) or its affiliates or associates for a period of three years following the date on which the stockholder becomes an "interested stockholder." The restrictions do not apply if (i) prior to an interested stockholder becoming such, the Silver King Board approves either the business combination or the transaction in which the stockholder becomes an interested stockholder, (ii) upon consummation of the transaction in which any person becomes an interested stockholder, such interested stockholder owns at least 85% of the voting stock of Silver King outstanding at the time the transaction commences (excluding shares owned by certain employee stock ownership plans and persons who are both directors and officers of Silver King) or (iii) on or subsequent to the date an interested stockholder becomes such, the business combination is both approved by the Silver King Board and authorized at an annual or special meeting of Silver King stockholders, not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock not owned by the interested stockholders. See "Comparison of Rights of Stockholders of Silver King, Savoy and HSN -- Delaware Anti-Takeover Statute."

     The Silver King Board has previously approved for purposes of Section 203 of the DGCL certain transactions (including the HSN Merger and the exercise by BDTV of the Liberty Option) between Liberty,

Barry Diller, BDTV and their respective affiliates and associates and Silver King, which transactions may have resulted in either of Liberty or Mr. Diller becoming an "interested stockholder" of Silver King.

PROPOSED AMENDMENTS TO THE CERTIFICATE OF INCORPORATION OF SILVER KING

     In the event that Silver King stockholders vote to approve each of the Authorized Capital Stock Amendment Proposal and the Class Vote Amendment Proposal, the number of authorized shares of Silver King Common Stock will be 150,000,000, the number of authorized shares of Silver King Class B Common Stock will be 30,000,000 and the number of authorized shares of Silver King Preferred Stock will be 15,000,000. The rights of the stockholders of Silver King otherwise will remain the same except that as to all matters submitted to a vote or to the consent of the stockholders of Silver King, the holders of Silver King Common Stock and the holders of Silver King Class B Common Stock will generally vote together as a single class. As a consequence of this single class vote, although more than 2,280,000 shares of Silver King Class B Common Stock may be outstanding, approval of the holders of a majority of the shares of Silver King Common Stock will no longer be required to approve any merger, reorganization, recapitalization, liquidation, dissolution or winding-up, sale or transfer of substantially all of the assets of Silver King, any amendment to the Silver King Certificate, or similar matter that requires stockholder approval under the DGCL. As is currently the case when such holders vote together as a class, the holders of Silver King Common Stock will be entitled to one vote per share of Silver King Common Stock held and the holders of Silver King Class B Common Stock will be entitled to ten votes per share of Silver King Class B Common Stock held. The proposed amendments would not eliminate the provisions of the Silver King Certificate providing for the election by the holders of Silver King Common Stock, voting as a separate class, of 25% of the members of the Silver King Board of Directors (rounded up to the nearest whole number) or affect provisions of the DGCL that require a separate class vote.

                      APPOINTMENT OF INDEPENDENT AUDITORS

     Deloitte & Touche LLP was appointed as Silver King's independent auditors for fiscal year 1995. The Silver King Board of Directors, upon the recommendation of the Audit Committee, recommended that Ernst & Young LLP be retained as Silver King's auditors for fiscal year 1996. Representatives of each of Deloitte & Touche LLP and Ernst & Young LLP are expected to be present at the meeting and will be available to respond to questions and may make a statement if such representatives so desire. Approval of the Ratification of Auditors Proposal requires the affirmative approval of a majority of the Total Voting Power present in person or represented by proxy at the Silver King Meeting and entitled to vote and voting thereon. Based on the intention of Mr. Diller to vote shares of Silver King Securities owned by him or as to which he controls the voting with respect to this proposal pursuant to the Stockholders Agreement, approval by Silver King stockholders of this proposal is assured.

     THE SILVER KING BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY ERNST & YOUNG LLP AS SILVER KING'S INDEPENDENT AUDITORS. YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                             STOCKHOLDER PROPOSALS

     Proposals of stockholders of Silver King which are intended to be presented by such stockholders at Silver King's 1996 Annual Meeting of Stockholders must be received by Silver King no later than November 1, 1996 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

     Proposals of stockholders of Savoy which are intended to be presented by such stockholders at Savoy's 1996 Annual Meeting of Stockholders (if the Savoy Merger is not consummated) must have been received by Savoy no later than December 10, 1996 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

     Proposals of stockholders of HSN which are intended to be presented by such stockholders at HSN's 1997 Annual Meeting of Stockholders (if the HSN Merger is not consummated) must have been received by HSN no later than November 15, 1996 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                 OTHER MATTERS

     The Silver King Board of Directors knows of no other matters which are likely to be brought before the Silver King Meeting. If any matters are brought before the Silver King Meeting, however, Michael Drayer, who is Executive Vice President, General Counsel and Secretary of Silver King and the proxy agent named in the enclosed proxy, will vote on such matters in accordance with his best judgment.

                                    EXPERTS

     The consolidated financial statements as of December 31, 1995 and for the four-month transitional period then ended, incorporated herein by reference from Silver King's Current Report on Form 8-K dated July 2, 1996, have been audited by Deloitte & Touche LLP, independent auditors, as set forth in their report appearing therein. The consolidated financial statements of Silver King as of August 31, 1995 and 1994 and for each of the three years in the period ended August 31, 1995, incorporated herein by reference from Silver King's Annual Report on Form 10-K for the fiscal year ended August 31, 1995, have been audited by Deloitte & Touche LLP, independent auditors, as set forth in their report thereon appearing therein and incorporated by reference herein. Such consolidated financial statements are incorporated herein by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

     The consolidated balance sheets of Savoy as of December 31, 1995 and 1994 and the consolidated statements of operations, stockholders' equity and cash flows of Savoy for each of the three years in the period ended December 31, 1995, incorporated herein by reference from Savoy's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1995, have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing therein and incorporated by reference herein. Such consolidated financial statements are incorporated herein by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

     The consolidated financial statements of HSN at December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995, incorporated by reference in this prospectus from HSN's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, have been audited by KPMG Peat Marwick LLP, independent auditors, as set forth in their reports thereon appearing therein and incorporated by reference herein. Such consolidated financial statements have been incorporated herein by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

     Representatives of each of Deloitte & Touche LLP and Ernst & Young LLP are expected to be present at the Silver King Meeting, representatives of Ernst & Young LLP are expected to be present at the Savoy Meeting and representatives of KPMG Peat Marwick LLP are expected to be present at the HSN Meeting. In each case, such representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                                 LEGAL MATTERS

     The validity of the shares of Silver King Common Stock offered hereby in connection with the Savoy Merger and the HSN Merger will be passed upon for Silver King by Wachtell, Lipton, Rosen & Katz, New York, New York.

                                                                    APPENDIX A


                                                                  CONFORMED COPY
--------------------------------------------------------------------------------

                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                       SILVER KING COMMUNICATIONS, INC.,

                            THAMES ACQUISITION CORP.

                                      AND

                       SAVOY PICTURES ENTERTAINMENT, INC.

                            AS AMENDED AND RESTATED

                             AS OF AUGUST 13, 1996

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                               PAGE
                                                                                               ----
ARTICLE 1            THE MERGER.............................................................     1
       Section              The Merger......................................................     1
          1.1.
       Section              Effective Time of the Merger....................................     1
          1.2.
       Section              Closing.........................................................     1
          1.3.
       Section              Effects of the Merger...........................................     2
          1.4.
       Section              Certificate of Incorporation and Bylaws of Surviving
          1.5.              Corporation.....................................................     2
ARTICLE 2            EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE CONSTITUENT
                     CORPORATIONS; EXCHANGE OF CERTIFICATES.................................     2
       Section              Effect on Capital Stock.........................................     2
          2.1.
                            (a) Capital Stock of Sub........................................     2
                            (b) Cancellation of Certain Shares of Company Common Stock......     2
                            (c) Exchange Ratio for Company Common Stock.....................     2
                            (d) Adjustment of Exchange Ratio................................     3
                            (e) Company Preferred Stock.....................................     3
       Section              Exchange of Certificates........................................     3
          2.2.
                            (a) Exchange Agent..............................................     3
                            (b) Exchange Procedures.........................................     3
                            (c) Distributions with Respect to Unsurrendered Certificates....     4
                            (d) No Further Ownership Rights in Company Common Stock.........     4
                            (e) No Issuance of Fractional Shares............................     4
                            (f) Termination of Exchange Fund................................     5
                            (g) No Liability................................................     5
                            (h) Lost, Stolen or Destroyed Certificates......................     5
       Section              Stock Options; Restricted Stock; Warrant Agreements.............     5
          2.3.
       Section              Taking of Necessary Action; Further Action......................     6
          2.4.
ARTICLE 3            REPRESENTATIONS AND WARRANTIES OF THE COMPANY..........................     7
       Section              Organization and Qualification; Subsidiaries....................     7
          3.1.
       Section              Certificate of Incorporation and Bylaws.........................     7
          3.2.
       Section              Capitalization..................................................     7
          3.3.
       Section              Authority Relative to this Agreement............................     8
          3.4.

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                               PAGE
                                                                                               ----
       Section              No Conflict; Required Filings and Consents......................     8
          3.5.
       Section              Compliance; Permits.............................................     9
          3.6.
       Section              SEC Filings; Financial Statements...............................     9
          3.7.
       Section              Absence of Certain Changes or Events............................    10
          3.8.
       Section              Absence of Litigation...........................................    10
          3.9.
       Section              Registration Statement; Proxy Statement.........................    10
          3.10.
       Section              Taxes...........................................................    11
          3.11.
       Section              Brokers.........................................................    11
          3.12.
       Section              Opinion of Financial Advisor....................................    11
          3.13.
       Section              Board Approval..................................................    11
          3.14.
       Section              Employee Benefit Plans..........................................    12
          3.15.
       Section              FCC Licenses....................................................    12
          3.16.
       Section              Affiliate Arrangements..........................................    13
          3.17.
       Section              Disclosure......................................................    13
          3.18.
ARTICLE 4            REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB.......................    13
       Section              Organization and Qualifications; Subsidiaries...................    13
          4.1.
       Section              Certificate of Incorporation and Bylaws.........................    14
          4.2.
       Section              Capitalization..................................................    14
          4.3.
       Section              Authority Relative to this Agreement............................    14
          4.4.
       Section              No Conflict; Required Filings and Consents......................    15
          4.5.
       Section              Compliance; Permits.............................................    16
          4.6.
       Section              SEC Filings; Financial Statements...............................    16
          4.7.
       Section              Absence of Certain Changes or Events............................    16
          4.8.
       Section              Absence of Litigation...........................................    17
          4.9.
       Section              Registration Statement; Proxy Statement.........................    17
          4.10.
       Section              Taxes...........................................................    17
          4.11.
       Section              Brokers.........................................................    17
          4.12.
       Section              Opinion of Financial Advisor....................................    17
          4.13.
       Section              Board Approval..................................................    18
          4.14.
       Section              Interim Operations of Sub.......................................    18
          4.15.
       Section              Employee Benefit Plans..........................................    18
          4.16.
       Section              FCC Licenses....................................................    18
          4.17.
       Section              Silver Company Arrangements.....................................    19
          4.18.
ARTICLE 5            CONDUCT AND TRANSACTIONS PRIOR TO EFFECTIVE TIME; ADDITIONAL
                     AGREEMENTS.............................................................    19
       Section              Information and Access..........................................    19
          5.1.
       Section              Conduct of Business of the Company..............................    19
          5.2.
       Section              Conduct of Business of Parent...................................    20
          5.3.
       Section              Negotiation with Others.........................................    21
          5.4.
       Section              Preparation of S-4 and the Proxy Statement; Other Filings.......    22
          5.5.
       Section              Letter of Independent Auditors..................................    23
          5.6.
       Section              Stockholders' Meetings..........................................    23
          5.7.
       Section              Agreements to Take Reasonable Action............................    23
          5.8.

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                               PAGE
                                                                                               ----
       Section              Consents........................................................    24
          5.9.
       Section              NASDAQ Quotation................................................    24
          5.10.
       Section              Public Announcements............................................    24
          5.11.
       Section              Affiliates......................................................    24
          5.12.
       Section              Indemnification.................................................    24
          5.13.
       Section              Notification of Certain Matters.................................    25
          5.14.
       Section              The Company Debentures..........................................    25
          5.15.
       Section              Employee Agreements.............................................    25
          5.16.
       Section              Stockholders Agreement..........................................    25
          5.17.
ARTICLE 6            CONDITIONS PRECEDENT...................................................    25
       Section              Conditions to Each Party's Obligation to Effect the Merger......    25
          6.1.
                            (a) HSR Act; FCC Approvals......................................    25
                            (b) Stockholder Approval........................................    26
                            (c) Effectiveness of the S-4....................................    26
                            (d) Governmental Entity Approvals...............................    26
                            (e) No Injunctions or Restraints; Illegality....................    26
                            (f) NASDAQ Quotation............................................    26
                            (g) Other FCC Approvals.........................................    26
       Section              Conditions of Obligations of Parent and Sub.....................    26
          6.2.
                            (a) Representations and Warranties..............................    26
                            (b) Performance of Obligations of the Company...................    27
                            (c) Consents....................................................    27
       Section              Conditions of Obligations of the Company........................    27
          6.3.
                            (a) Representations and Warranties..............................    27
                            (b) Performance of Obligations of Parent and Sub................    27
                            (c) Consents....................................................    27
                            (d) Parent Officer..............................................    27
ARTICLE 7            TERMINATION............................................................    27
       Section              Termination.....................................................    27
          7.1.
       Section              Effect of Termination...........................................    28
          7.2.
       Section              Fees and Expenses...............................................    29
          7.3.
ARTICLE 8            GENERAL PROVISIONS.....................................................    29
       Section              Amendment.......................................................    29
          8.1.
       Section              Extension; Waiver...............................................    29
          8.2.
       Section              Nonsurvival of Representations, Warranties and Agreements.......    29
          8.3.
       Section              Entire Agreement................................................    29
          8.4.
       Section              Severability....................................................    29
          8.5.
       Section              Notices.........................................................    29
          8.6.
       Section              Headings........................................................    30
          8.7.

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                               PAGE
                                                                                               ----
       Section              Counterparts....................................................    30
          8.8.
       Section              Benefits; Assignment............................................    31
          8.9.
       Section              Governing Law...................................................    31
          8.10.
EXHIBIT A            Form of Company Affiliate Letter
ANNEX A              Company Stockholders Party to Company Voting Agreement
ANNEX B              Parent Stockholders Party to Parent Voting Agreement

                             INDEX OF DEFINED TERMS

                                   TERM                                           SECTION
--------------------------------------------------------------------------  --------------------
"Acquisition Proposal"....................................................  Section 5.4(a)
"Agreement"...............................................................  Preamble
"Approvals"...............................................................  Section 3.1
"Blue Sky Laws"...........................................................  Section 4.5(b)
"Break Up Fee"............................................................  Section 7.3(b)
"Business Day"............................................................  Section 1.3
"Certificate of Merger"...................................................  Section 1.2
"Certificates"............................................................  Section 2.2(b)
"Class B Stock"...........................................................  Section 4.3
"Closing".................................................................  Section 1.3
"Closing Date"............................................................  Section 1.3
"Code"....................................................................  Section 3.11
"Common Shares Trust".....................................................  Section 2.2(e)(iii)
"Commonly Controlled Entity"..............................................  Section 3.15(a)
"Communications Act"......................................................  Section 3.16
"Company".................................................................  Preamble
"Company Affiliate Agreements"............................................  Section 5.12
"Company Banker"..........................................................  Section 3.12
"Company Benefit Plans"...................................................  Section 3.15(a)
"Company Common Stock"....................................................  Section 2.1(c)
"Company Disclosure Letter"...............................................  Section 3.3
"Company Note"............................................................  Section 5.15
"Company Option"..........................................................  Section 2.3(a)
"Company Option Plans"....................................................  Section 2.3(a)
"Company Permits".........................................................  Section 3.6(b)
"Company Preferred Stock".................................................  Section 3.3
"Company Restricted Stock"................................................  Section 2.3(b)
"Company Restricted Stock Plan"...........................................  Section 2.3(b)
"Company SEC Reports".....................................................  Section 3.7(a)
"Company Voting Agreement"................................................  Recitals
"Constituent Corporations"................................................  Section 1.1
"Delaware Statute"........................................................  Recitals
"Effective Time"..........................................................  Section 1.2
"ERISA"...................................................................  Section 3.15(a)
"ERISA Plan"..............................................................  Section 3.15(a)
"Excess Shares"...........................................................  Section 2.2(e)(ii)
"Exchange Act"............................................................  Section 3.7(a)
"Exchange Agent"..........................................................  Section 2.2(a)
"Exchange Fund"...........................................................  Section 2.2(a)
"Exchange Ratio"..........................................................  Section 2.1(c)
"FCC".....................................................................  Section 3.5(b)
"FCC Approvals"...........................................................  Section 3.5(b)
"FCC Licenses"............................................................  Section 3.16
"FCC Rules and Regulations"...............................................  Section 3.16
"GAAP"....................................................................  Section 3.7(b)

                                   TERM                                           SECTION
--------------------------------------------------------------------------  --------------------
"Governmental Entity".....................................................  Section 3.5(b)
"Holdings"................................................................  Section 4.1
"HSN".....................................................................  Section 7.1(b)
"HSN" Transaction"........................................................  Section 7.1(b)
"HSR Act".................................................................  Section 3.5(b)
"Indenture"...............................................................  Section 5.15
"Injunction"..............................................................  Section 6.1(e)
"Material Adverse Effect".................................................  Section 3.1
"Merger"..................................................................  Recitals
"Multiemployer Plan"......................................................  Section 3.15(a)
"NASD"....................................................................  Section 2.2(e)(iii)
"Other Filings"...........................................................  Section 5.5
"Parent"..................................................................  Preamble
"Parent Banker"...........................................................  Section 4.12
"Parent Benefit Plans"....................................................  Section 4.16(a)
"Parent Common Stock".....................................................  Section 2.1(c)
"Parent Disclosure Letter"................................................  Section 4.3
"Parent Permits"..........................................................  Section 4.6(b)
"Parent Preferred Stock"..................................................  Section 4.3
"Parent Restricted Stock".................................................  Section 2.3(b)
"Parent SEC Reports"......................................................  Section 4.7(a)
"Parent Voting Agreement".................................................  Recitals
"Proxy Statement".........................................................  Section 3.5(b)
"S-4".....................................................................  Section 3.10
"SEC".....................................................................  Section 3.1
"SKC".....................................................................  Section 4.1
"Securities Act"..........................................................  Section 3.7(a)
"Significant Subsidiaries"................................................  Section 3.1
"Silver Company"..........................................................  Recitals
"Stockholder Meeting".....................................................  Section 3.10
"Stockholder Meetings"....................................................  Section 3.10
"Stockholders Agreement"..................................................  Section 5.17
"Sub".....................................................................  Preamble
"Superior Proposal".......................................................  Section 5.4(b)
"Surviving Corporation"...................................................  Section 1.1
"Tax Return"..............................................................  Section 3.11
"Taxes"...................................................................  Section 3.11
"Term Sheet Agreement"....................................................  Section 3.6(c)
"Trustee".................................................................  Section 5.15
"Warrant Agreements"......................................................  Section 3.3

                          AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of November 27, 1995, as amended as of March 22, 1996 and as amended and restated as of August 13, 1996, by and among SILVER KING COMMUNICATIONS, INC., a Delaware corporation ("Parent"), THAMES ACQUISITION CORP., a Delaware corporation and a wholly owned subsidiary of Parent ("Sub"), and SAVOY PICTURES ENTERTAINMENT, INC., a Delaware corporation (the "Company").

                                   RECITALS:

     A. The Boards of Directors of Parent, Sub and the Company have each approved the terms and conditions of the business combination between Parent and the Company to be effected by the merger (the "Merger") of Sub with and into the Company, pursuant to the terms and subject to the conditions of this Agreement and the General Corporation Law of the State of Delaware (the "Delaware Statute"), and each deems the Merger advisable and in the best interests of each corporation.

     B. Each of Parent, Sub and the Company desires to make certain representations, warranties, covenants and agreements in connection with the Merger.

     C. Concurrently with the execution of this Agreement and as an inducement to Parent to enter into this Agreement, each of the persons listed on Annex A has entered into a voting agreement (the "Company Voting Agreement") pursuant to which such person has agreed, among other things, to vote its shares of Company Common Stock (as defined in Section 2.1(c)) in favor of this Agreement, the Merger and the other transactions contemplated by this Agreement.

     D. Concurrently with the execution of this Agreement and as an inducement to the Company to enter into this Agreement, each of the persons listed on Annex B has entered into a voting agreement (the "Parent Voting Agreement") pursuant to which such person has agreed, among other things, to vote its shares, or to cause the holder of Parent Common Stock ("Silver Company") to vote shares that are beneficially or of record owned by such person and are held by Silver Company, of Parent Common Stock (as defined in Section 2.1(c)), in favor of the issuance of Parent Common Stock in connection with the Merger and any other matter which requires its vote in connection with the transactions contemplated by this Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained in this Agreement, the parties agree as follows:

                                   ARTICLE 1

                                   THE MERGER

     Section 1.1. The Merger. Upon the terms and subject to the conditions of this Agreement and in accordance with the Delaware Statute, at the Effective Time (as defined in Section 1.2), Parent shall cause Sub to be merged with and into the Company.

Following the Merger, the Company shall continue as the surviving corporation (the "Surviving Corporation") and the separate corporate existence of Sub shall cease. Sub and the Company are collectively referred to as the "Constituent Corporations."

     Section 1.2. Effective Time of the Merger. Subject to the provisions of this Agreement, a certificate of merger (the "Certificate of Merger") shall be duly prepared, executed and acknowledged by the Surviving Corporation and thereafter delivered to the Secretary of State of the State of Delaware for filing, as provided in the Delaware Statute, simultaneously with or as soon as practicable following the Closing (as defined in Section 1.3). The Merger shall become effective upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware or at such later time as may be specified in the Certificate of Merger (the "Effective Time").

     Section 1.3. Closing. Unless this Agreement shall have been terminated pursuant to Section 7.1, the closing of the Merger (the "Closing") will take place at 10:00 a.m. on a date (the "Closing Date") to be mutually agreed upon by the parties, which date shall be no later than the third Business Day (as defined below) after satisfaction of the latest to occur of the conditions set forth in Sections 6.1 (other than Section 6.1(e)), 6.2(b) (other than the delivery of the officers' certificate referred to therein), 6.2(c), 6.3(b) (other than the delivery of the officers' certificate referred to therein), 6.3(c) and 6.3(d) (provided that the other closing conditions set forth in Article 6 have been satisfied or waived at or prior to the Closing), unless another date is agreed to in writing by the parties. The Closing shall take place at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York 10019, unless another place is agreed to in writing by the parties. As used in this Agreement, "Business Day" shall mean any day, other than a Saturday, Sunday or legal holiday on which banks are permitted to close in the City and State of New York and the State of Delaware.

     Section 1.4. Effects of the Merger. At the Effective Time: (a) the separate existence of Sub shall cease and Sub shall be merged with and into the Company as the Surviving Corporation, and (b) the Merger shall have all of the effects provided by the Delaware Statute.

     Section 1.5. Certificate of Incorporation and Bylaws of Surviving Corporation. At the Effective Time, (a) the certificate of incorporation of the Company shall be amended so that Article Fourth of such certificate of incorporation reads in its entirety as follows, provided, however, that in the event that any Company Preferred Stock (as defined in Section 3.3) is issued and outstanding at the Effective Time, appropriate provision shall be made in such Article Fourth so that such Company Preferred Stock shall remain outstanding in accordance with its preferences, designations and rights: "Section 1. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 1,000 shares, all of which shares shall consist of Common Stock, par value $.01 per share. Section 2. Except as otherwise provided by law, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes. Each share of Common Stock shall have one vote and the Common Stock shall vote together as a single class." As so amended, such certificate of incorporation shall be the certificate of incorporation of the Surviving Corporation until altered, amended or repealed as provided in the Delaware Statute; (b) subject to Section 5.13(b), the bylaws of Sub shall become the bylaws of the Surviving Corporation until altered, amended or repealed as provided in the

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

Delaware Statute or in the certificate of incorporation or bylaws of the Surviving Corporation; (c) the directors of Sub shall become the initial directors of the Surviving Corporation and will hold office from the Effective Time until their respective successors are duly elected or appointed as provided in the certificate of incorporation and bylaws of the Surviving Corporation; and
(d) the officers of the Company shall continue as the officers of the Surviving Corporation until such time as their respective successors are duly elected as provided in the bylaws of the Surviving Corporation.

                                   ARTICLE 2

                EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE
               CONSTITUENT CORPORATIONS; EXCHANGE OF CERTIFICATES

     Section 2.1. Effect on Capital Stock. At the Effective Time, subject and pursuant to the terms of this Agreement, by virtue of the Merger and without any action on the part of the Constituent Corporations or the holders of any shares of capital stock of the Constituent Corporations:

          (a) Capital Stock of Sub. Each issued and outstanding share of the common stock, $.01 par value per share, of Sub shall be converted into one share of common stock, $.01 par value per share, of the Surviving Corporation. Each stock certificate of Sub evidencing ownership of any such shares shall continue to evidence ownership of such shares of common stock of the Surviving Corporation.

          (b) Cancellation of Certain Shares of Company Common Stock. Each share of Company Common Stock (as defined in Section 2.1(c)) that is owned by the Company as treasury stock and each share of Company Common Stock that is owned by Parent, Sub or any other wholly owned subsidiary of Parent shall be cancelled and retired and shall cease to exist and no capital stock of Parent or other consideration shall be delivered in exchange therefor.

          (c) Exchange Ratio for Company Common Stock. Each share of common stock, $.01 par value per share, of the Company ("Company Common Stock"), issued and outstanding (including Company Restricted Stock, pursuant to Section 2.3(b)) immediately prior to the Effective Time (other than shares of Company Common Stock to be cancelled pursuant to Section 2.1(b)), shall be converted into the right to receive 0.14 of a fully paid and nonassessable share of common stock, $.01 par value per share, of Parent ("Parent Common Stock") (subject, in the case of Company Restricted Stock, to Section 2.3(b)) (the "Exchange Ratio"). At the Effective Time, all such shares of Company Common Stock shall no longer be outstanding, and shall automatically be cancelled and retired and cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Parent Common Stock or Parent Restricted Stock, as the case may be, to be issued in consideration therefor upon the surrender of such certificate in accordance with Section 2.2, without interest. No fractional shares of Parent Common Stock shall be issued; and, in lieu thereof, a cash payment shall be made pursuant to Section 2.2(e).

          (d) Adjustment of Exchange Ratio. If between November 27, 1995 and the Effective Time, the outstanding shares of Parent Common Stock shall have been changed into a different number of shares or a different class by reason of any reclassification, recapitalization, split-up, stock dividend, stock combination, exchange of shares, readjustment or otherwise, then the Exchange Ratio shall be correspondingly adjusted.

          (e) Company Preferred Stock. In the event that at the Effective Time there is any issued and outstanding Company Preferred Stock, such stock shall remain issued and outstanding and shall not be exchanged or otherwise altered or affected by the Merger.

     Section 2.2.  Exchange of Certificates.

     (a) Exchange Agent. Prior to the Closing Date, Parent shall select a bank or trust company reasonably acceptable to the Company to act as exchange agent (the "Exchange Agent") in the Merger. Prior to the Effective Time, Parent shall deposit with the Exchange Agent, for the benefit of the holders of shares of Company Common Stock, for exchange in accordance with this Article 2, certificates representing the shares of Parent Common Stock (such shares of Parent Common Stock, together with any dividends or distributions with respect thereto, are referred to as the "Exchange Fund") issuable pursuant to this
Article 2 in exchange for outstanding shares of Company Common Stock, which shall include such shares of Parent Common Stock to be sold by the Exchange Agent pursuant to Section 2.2(e).

     (b) Exchange Procedures. As soon as practicable after the Effective Time, Parent shall instruct the Exchange Agent to mail to each holder of record (other than the Company, Parent, Sub and any wholly owned subsidiary of the Company) of a certificate or certificates which immediately prior to the Effective Time represented issued and outstanding shares of Company Common Stock (collectively, the "Certificates") whose shares were converted into the right to receive Parent Common Stock pursuant to Section 2.1(c) of this Agreement, (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as Parent and the Company may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing Parent Common Stock and any cash in lieu of fractional shares of Parent Common Stock. Upon surrender of a Certificate for cancellation to the Exchange Agent, together with a duly executed letter of transmittal and such other documents as may be reasonably required by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of Parent Common Stock which such holder has the right to receive pursuant to the provisions of this Article 2 and any cash in lieu of fractional shares of Parent Common Stock, and the Certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of shares of Company Common Stock which is not registered on the transfer records of the Company, a certificate representing the proper number of shares of Parent Common Stock and any cash in lieu of fractional shares of Parent Common Stock may be issued and paid to a transferee if the Certificate representing such Company Common Stock is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid. Until surrendered as contemplated

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

by this Section 2.2, each Certificate shall be deemed, on and after the Effective Time, to represent only the right to receive upon such surrender the certificate representing shares of Parent Common Stock and cash in lieu of any fractional shares of Parent Common Stock as contemplated by this Article 2 and the Delaware Statute. The consideration to be issued in the Merger will be delivered by the Exchange Agent as promptly as practicable following surrender of a Certificate and any other required documents. No interest will be payable on such consideration regardless of any delay in making payments.

     (c) Distributions with Respect to Unsurrendered Certificates. No dividends or other distributions declared or made after the Effective Time with respect to Parent Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Parent Common Stock represented thereby and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to Section 2.2(e) until the holder of record of such Certificate shall surrender such Certificate. Subject to the effect, if any, of applicable laws, following surrender of any such Certificate, there shall be paid to the record holder of the certificates representing whole shares of Parent Common Stock issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of any cash payable in lieu of a fractional share of Parent Common Stock to which such holder is entitled pursuant to Section 2.2(e) and the amount of dividends or other distributions on Parent Common Stock with a record date after the Effective Time theretofore paid with respect to such whole shares of Parent Common Stock, and (ii) at the appropriate payment date, the amount of dividends or other distributions on Parent Common Stock with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole shares of Parent Common Stock.

     (d) No Further Ownership Rights in Company Common Stock. All shares of Parent Common Stock issued upon the surrender for exchange of shares of Company Common Stock in accordance with the terms of this Article 2 (plus any cash paid pursuant to Section 2.2(c) or 2.2(e)) shall be deemed to have been issued (and paid) in full satisfaction of all rights pertaining to such shares of Company Common Stock. From and after the Effective Time, the stock transfer books of the Company shall be closed with respect to the shares of Company Common Stock, and there shall be no further registration of transfers on the stock transfer books of the Company or the Surviving Corporation of the shares of Company Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this Article 2.

     (e) No Issuance of Fractional Shares.

          (i) No certificates or scrip for fractional shares of Parent Common Stock shall be issued upon the surrender for exchange of Certificates, and such fractional share interests will not entitle the owner thereof to vote or to any rights of a stockholder of Parent.

          (ii) As promptly as practicable following the Effective Time, the Exchange Agent shall determine the excess of (A) the number of full shares of Parent Common Stock delivered to the Exchange Agent by Parent pursuant to Section 2.2(a) over (B) the aggregate number of full shares of Parent Common Stock to be distributed to holders of Company Common Stock pursuant to Section

2.2(b) (such excess being herein called the "Excess Shares"). As soon after the Effective Time as practicable, the Exchange Agent, as agent for the holders of Company Common Stock, shall sell the Excess Shares at then prevailing prices in the over-the-counter market, all in the manner provided in paragraph (iii) of this Section.

          (iii) The sale of the Excess Shares by the Exchange Agent shall be executed in the over-the-counter market through one or more member firms of the National Association of Securities Dealers, Inc. (the "NASD") and shall be executed in round lots to the extent practicable. Until the net proceeds of such sale or sales have been distributed to the holders of Company Common Stock, the Exchange Agent will hold such proceeds in trust for the holders of Company Common Stock (the "Common Shares Trust"). Parent shall pay all commissions, transfer taxes and other out-of-pocket transaction costs, including the expenses and compensation of the Exchange Agent incurred in connection with such sale of the Excess Shares. The Exchange Agent shall determine the portion of the Common Shares Trust to which each holder of Company Common Stock shall be entitled, if any, by multiplying the amount of the aggregate net proceeds comprising the Common Shares Trust by a fraction, the numerator of which is the amount of the fractional share interest to which such holder of Company Common Stock is entitled and the denominator of which is the aggregate amount of fractional share interests to which all holders of Company Common Stock are entitled.

          (iv) As soon as practicable after the determination of the amount of cash, if any, to be paid to the holders of Company Common Stock in lieu of any fractional share interests and subject to clause (v) of this Section 2.2(e), the Exchange Agent shall make available such amounts to such holders of Company Common Stock.

          (v) Parent or the Exchange Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of Company Common Stock such amounts as Parent or the Exchange Agent is required to deduct and withhold with respect to the making of such payment under the Code (as defined in Section 3.11), or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by Parent or the Exchange Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Company Common Stock in respect of which such deduction and withholding was made by Parent or the Exchange Agent.

     (f) Termination of Exchange Fund. Any portion of the Exchange Fund and Common Shares Trust which remains undistributed to the stockholders of the Company for six months after the Effective Time shall be delivered to Parent, upon demand, and any former stockholders of the Company who have not theretofore complied with this Article 2 shall thereafter look only to Parent for payment of their claim for Parent Common Stock, any cash in lieu of fractional shares of Parent Common Stock and any dividends or distributions with respect to Parent Common Stock.

     (g) No Liability. Neither the Exchange Agent, Parent, Sub nor the Company shall be liable to any holder of shares of Company Common Stock or Parent Common Stock, as the case may be, for shares (or dividends or distributions with respect thereto) from the Exchange Fund or cash from the Common Shares Trust delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

     (h) Lost, Stolen or Destroyed Certificates. In the event any Certificates evidencing shares of Company Common Stock shall have been lost, stolen or destroyed, the holder of such lost, stolen or destroyed Certificate(s) shall execute an affidavit of that fact upon request. The holder of any such lost, stolen or destroyed Certificate(s) shall also deliver a reasonable indemnity against any claim that may be made against Parent or the Exchange Agent with respect to the Certificate(s) alleged to have been lost, stolen or destroyed. The affidavit and any indemnity which may be required hereunder shall be delivered to the Exchange Agent, who shall be responsible for making payment for such lost, stolen or destroyed Certificate(s).

     Section 2.3.  Stock Options; Restricted Stock; Warrant Agreements.

     (a) At the Effective Time, the Company's obligation with respect to each outstanding option (each, a "Company Option") to purchase shares of Company Common Stock issued pursuant to the Amended and Restated Company Option Plan and the 1995 Stock Option Plan (the "Company Option Plans"), as amended in the manner described in the following sentence, shall be assumed by Parent. The Company Options so assumed by Parent shall continue to have, and be subject to, the same terms and conditions as set forth in the Company Option Plans and the agreements pursuant to which such Company Options were issued as in effect immediately prior to the Effective Time, which plans and agreements shall be assumed by Parent, except that (in accordance with Section 4.2 of the Amended and Restated Company Option Plan, Article 7 of the 1995 Stock Option Plan and the sections of the related option agreements entitled "Adjustments") (i) each such Company Stock Option shall be exercisable for that number of whole shares of Parent Common Stock equal to the product of that number of shares of Company Common Stock covered by such Company Stock Option immediately prior to the Effective Time multiplied by the Exchange Ratio and rounded up to the nearest whole number of shares of Parent Common Stock, (ii) the exercise price per share of Parent Common Stock shall equal the exercise price per share of Company Common Stock in effect immediately prior to the Effective Time divided by the Exchange Ratio and (iii) such plans and agreements shall be amended in accordance with the amendments set forth in Section 2.3 of the Company Disclosure Letter. Parent shall (x) reserve for issuance the number of shares of Parent Common Stock that will become issuable upon the exercise of such Company Stock Options pursuant to this Section 2.3(a) and (y) promptly after the Effective Time, and in any case within five Business Days thereof, issue to each holder of an outstanding Company Stock Option a document evidencing the assumption by Parent of the Company's obligations with respect thereto under this Section 2.3(a).

     (b) At the Effective Time, the Company's obligation with respect to each outstanding share of restricted stock of the Company (the "Company Restricted Stock") granted pursuant to the Company's 1994 Restricted Stock Plan (the "Company Restricted Stock Plan") or pursuant to an agreement entered into with any employee of the Company which grants such employee shares of Company Restricted Stock pursuant to the Company Restricted Stock Plan or otherwise as set forth in Section 2.3 of the Company Disclosure

Letter, as amended in the manner described in the following sentence, shall be assumed by Parent. The Company Restricted Stock so assumed by Parent shall continue to have, and be subject to, the same terms and conditions as set forth in the Company Restricted Stock Plan and the agreements pursuant to which such Company Restricted Stock was granted as in effect immediately prior to the Effective Time, which plan and agreements shall be assumed by Parent, except that (in accordance with Section 7 of the Company Restricted Stock Plan and
Section 9 of such agreements) the shares of Company Restricted Stock granted pursuant to any such agreement shall be converted into the right to receive (as provided in this Article 2) that number of whole shares of restricted stock of Parent (the "Parent Restricted Stock") equal to the product of the number of shares of Company Restricted Stock covered by such agreement immediately prior to the Effective Time multiplied by the Exchange Ratio, and an amount in cash in lieu of fractional shares determined pursuant to Section 2.2(e). Promptly after the Effective Time, and in any case within five Business Days thereof, Parent shall issue to each holder of Company Restricted Stock a document evidencing the assumption by Parent of the Company's obligations with respect thereto under this Section 2.3(b).

     (c) At the Effective Time, the Company's obligation with respect to each outstanding Warrant Agreement (as defined in Section 3.3 hereof), as amended in the manner described in the following sentence, shall be assumed by Parent. The Warrant Agreements so assumed by Parent shall continue to have, and be subject to, the same terms and conditions as set forth therein and as in effect immediately prior to the Effective Time, except that (in accordance with Section
3.06 of the Warrant Agreements) (i) the number of shares of Company Common Stock purchasable pursuant to any such agreement shall be converted into that number of whole shares of Parent Common Stock equal to the product of the number of shares of Company Common Stock purchasable pursuant to such agreement immediately prior to the Effective Time multiplied by the Exchange Ratio and rounded up to the nearest whole number of shares of Parent Common Stock and (ii) the Exercise Price (as defined in the Warrant Agreements) shall equal the Exercise Price in effect immediately prior to the Effective Time divided by the Exchange Ratio. Parent shall (x) reserve for issuance the number of shares of Parent Common Stock that will become issuable upon the exercise of such Warrant Agreements pursuant to this Section 2.3(c) and (y) promptly after the Effective Time, and in any case within five Business Days thereof, amend the Warrant Agreement, and issue to each holder of a Warrant Agreement a document to evidence the assumption by Parent of the Company's obligations with respect thereto under this Section 2.3(c).

     Section 2.4. Taking of Necessary Action; Further Action. If, at any time after the Effective Time, any such further action is necessary or desirable to carry out the purposes of this Agreement or to vest, perfect or confirm of record or otherwise establish in the Surviving Corporation full right, title and interest in, to or under any of the assets, property, rights, privileges, powers and franchises of the Company and Sub, the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of each of the Constituent Corporations or otherwise to take all such lawful and necessary or desirable action.

                                   ARTICLE 3

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to Parent and Sub as follows:

     Section 3.1. Organization and Qualification; Subsidiaries. Each of the Company and its "Significant Subsidiaries" (as such term is defined in Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC")) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Each of the Company and its subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals and orders ("Approvals") necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being conducted, except where the failure to have such Approvals would not, individually or in the aggregate, have a Material Adverse Effect (as defined below). Each of the Company and its subsidiaries is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that would not, either individually or in the aggregate, have a Material Adverse Effect. When used in this Article 3 or elsewhere in this Agreement in connection with the Company or any of its subsidiaries, the term "Material Adverse Effect" means any change, event or effect that is materially adverse to the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole. Other than wholly owned subsidiaries and except as disclosed in the Company SEC Reports (as defined in Section 3.7(a)) or the Company Disclosure Letter (as defined in Section 3.3), the Company does not directly or indirectly own any equity or similar interest in, or any interest convertible or exchangeable or exercisable for any equity or similar interest in, any corporation, partnership, joint venture or other business, association or entity.

     Section 3.2. Certificate of Incorporation and Bylaws. The Company has previously furnished to Parent a complete and correct copy of its certificate of incorporation and bylaws as amended on or prior to November 27, 1995. Such certificate of incorporation and bylaws are in full force and effect. Neither the Company nor any of its Significant Subsidiaries is in violation of any of the provisions of its certificate of incorporation or bylaws or equivalent organizational documents.

     Section 3.3. Capitalization. The authorized capital stock of the Company consists of 100,000,000 shares of Company Common Stock and 10,000,000 shares of preferred stock, par value $.01 per share, of the Company (the "Company Preferred Stock"). At the close of business on November 20, 1995, (a) 30,041,932 shares of Company Common Stock were issued and outstanding, including 600,000 shares of Company Restricted Stock, all of which are validly issued, fully paid and nonassessable, and not subject to preemptive rights, (b) 0 shares of Company Common Stock were held in treasury by the Company or by wholly owned subsidiaries of the Company, (c) options to purchase 1,192,330 shares of Company Common Stock were outstanding under the Company Option Plans, (d) debentures issued pursuant to the Indenture (as defined in Section 5.15) convertible into 2,031,290 shares of Company Common Stock were issued and outstanding, (e) the

Company Note (as defined in Section 5.15) convertible into 961,539 shares of Company Common Stock was issued and outstanding and (f) warrants to purchase an aggregate of 550,000 shares of Company Common Stock were issued under warrant agreements between the Company and each of Allen & Company Incorporated and GKH Partners, L.P. (the "Warrant Agreements"). As of November 27, 1995, no shares of Company Preferred Stock were issued or outstanding. No change in such capitalization has occurred between November 20, 1995 and November 27, 1995 except (i) the issuance of shares of Company Common Stock pursuant to the exercise of outstanding options, (ii) shares issued upon conversion of the debentures issued pursuant to the Indenture and the Company Note and (iii) shares issued upon proper exercise of warrants pursuant to the Warrant Agreements. Except as set forth in this Section 3.3 or as disclosed in the disclosure letter delivered by the Company to Parent (the "Company Disclosure Letter"), as of November 27, 1995, there are no options, warrants or other rights, agreements, arrangements or commitments, in each case to which the Company or any of its subsidiaries is a party, of any character relating to the issued or unissued capital stock of the Company or any of its subsidiaries or obligating the Company or any of its subsidiaries to issue or sell any shares of capital stock of, or other equity interests in, the Company or any of its subsidiaries. All shares of Company Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, shall be duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. Except as set forth in Section 3.3 of the Company Disclosure Letter, there are no obligations, contingent or otherwise, of the Company or any of its subsidiaries to repurchase, redeem or otherwise acquire any shares of Company Common Stock or the capital stock of any subsidiary or to provide funds to or make any material investment (in the form of a loan, capital contribution or otherwise) in any such subsidiary or any other entity other than guarantees of obligations of subsidiaries entered into in the ordinary course of business. All of the outstanding shares of capital stock of each of the Company's subsidiaries are duly authorized, validly issued, fully paid and nonassessable, and, except as set forth in Section 3.3 of the Company Disclosure Letter, all such shares are owned by the Company or another subsidiary free and clear of all security interests, liens, claims, pledges, agreements, limitations in the Company's voting rights, charges or other encumbrances of any nature whatsoever.

     Section 3.4. Authority Relative to this Agreement. The Company has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and, subject to obtaining the approval of the stockholders of the Company of the Merger, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions so contemplated (other than, with respect to the Merger, the approval and adoption of this Agreement by the holders of a majority of the outstanding shares of Company Common Stock in accordance with the Delaware Statute and the Company's certificate of incorporation and bylaws). This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and Sub, constitutes the legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors rights generally and (b) the availability of injunctive relief and other equitable remedies. The Company has taken all appropriate actions so that the restrictions on business combinations contained in Section 203 of the Delaware Statute will not apply to Parent or Sub and their affiliates and associates with respect to or as a result of this Agreement or the transactions contemplated hereby, including the Company Voting Agreement.

     Section 3.5.  No Conflict; Required Filings and Consents.

     (a) The execution and delivery of this Agreement by the Company do not, and the performance of its obligations hereunder and the consummation of the transactions contemplated hereby by the Company will not, (i) conflict with or violate the certificate of incorporation, bylaws or equivalent organizational documents of the Company or any of its subsidiaries; (ii) subject to obtaining the approval of the holders of a majority of the outstanding shares of Company Common Stock of this Agreement and the Merger in accordance with the Delaware Statute and the Company's certificate of incorporation and bylaws and compliance with the requirements set forth in Section 3.5(b) below, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Company or any of its subsidiaries or by which any of their respective properties is bound or affected; or (iii) except as set forth in Section 3.5 of the Company Disclosure Letter, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or alter the rights or obligations of any third party or the Company or its subsidiaries under, or give to others any rights of termination, amendment, acceleration, increased payments or cancellation of, or result in the creation of a lien or other encumbrance on any of the properties or assets of the Company or any of its subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties are bound or affected, except, in the case of clauses (ii) and (iii) above, for any such conflicts, violations, breaches, defaults or other alterations or occurrences that would not prevent or delay consummation of the Merger in any material respect, or otherwise prevent the Company from performing its obligations under this Agreement in any material respect, and would not have, individually or in the aggregate, a Material Adverse Effect. Section 3.5 of the Company Disclosure Letter lists all material consents, waivers and approvals under any agreements, contracts, licenses or leases required to be obtained by the Company or its subsidiaries in connection with the consummation of the transactions contemplated hereby.

     (b) The execution and delivery of this Agreement by the Company do not, and the performance of its obligations hereunder and the consummation of the transactions contemplated hereby by the Company will not, require any consent, approval, authorization or permit of, or registration or filing with or notification to, any court, administrative agency, commission, governmental or regulatory authority, domestic or foreign (a "Governmental Entity"), except (i) the filing of documents to satisfy the applicable requirements, if any, of the Exchange Act and state takeover laws, (ii) the filing with the SEC of a joint proxy statement and prospectus in definitive form relating to the meetings of the Company's and Parent's stockholders to be held in connection with the Merger (the "Proxy Statement"), (iii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (iv) the filing of a pre-merger notification report by the Company under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (v) the prior approval by the Federal Communications Commission (the "FCC") to the transfer of control of the Company (the "FCC Approvals"), (vi) filings under the rules and regulations of the NASD and (vii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications (A) would not prevent or delay consummation of the Merger in any material respect or otherwise prevent or delay in any material respect the Company from performing its obligations under this Agreement or (B) would not, individually or in the aggregate, have a Material Adverse Effect.

     (c) The Company has no reason to believe that the consents, approvals, permits, registrations, filings and notifications referred to in Section 3.5(b) above will not be obtained or made in a timely manner.

     Section 3.6.  Compliance; Permits.

     (a) Neither the Company nor any of its subsidiaries is in conflict with, or in default or violation (whether after the giving of notice or passage of time or both) of, (i) any law, rule, regulation, order, judgment or decree applicable to the Company or any of its subsidiaries or by which any of their respective properties is bound, or (ii) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound, except for any conflicts, defaults or violations which do not and would not have, individually or in the aggregate, a Material Adverse Effect.

     (b) The Company and its subsidiaries hold all permits, licenses, variances, exemptions, orders and approvals from governmental authorities which are material to operation of the business of the Company and its subsidiaries taken as a whole (collectively, the "Company Permits"). The Company and its subsidiaries are in compliance with the terms of the Company Permits, except where the failure to so comply would not, individually or in the aggregate, have a Material Adverse Effect.

     (c) As of November 27, 1995, the term sheet agreement, dated as of November 18, 1995, by and between the Company, Savoy Pictures, Inc. and Buffalo Development Corporation, on the one hand, and New Line Cinema Corporation, on the other hand (the "Term Sheet Agreement"), a copy of which has previously been provided to Parent, is in full force and effect. The Term Sheet Agreement has not been amended by the parties thereto or terminated by the Company, and neither the Company and its affiliates nor, as of November 27, 1995, New Line Cinema Corporation is in breach or default in any material respect of its obligations thereunder.

     Section 3.7.  SEC Filings; Financial Statements.

     (a) The Company has made available to Parent a correct and complete copy of each report, schedule, registration statement and definitive proxy statement filed by the Company with the SEC on or after March 1, 1993 and prior to August 13, 1996 (the "Company SEC Reports"), which are all the forms, reports and documents required to be filed by the Company with the SEC since such date. As of their respective dates, the Company SEC Reports and any forms, reports and other documents filed by the Company with the SEC after November 27, 1995 (i) complied or will comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, and the rules and regulations of the SEC thereunder applicable thereto, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to November 27, 1995, then on the date of such filing) or will not at the time they are filed contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. None of the Company's subsidiaries is required to file any reports or other documents with the SEC.

     (b) Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the Company SEC Reports complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, had been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q of the SEC), and each fairly presented the consolidated financial position of the Company and its consolidated subsidiaries in all material respects as at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated (subject, in the case of the unaudited interim financial statements, to normal audit adjustments which were not and are not expected, individually or in the aggregate, to be material in amount).

     (c) Neither the Company nor any of its subsidiaries has any liabilities (absolute, accrued, contingent or otherwise) of a nature required to be disclosed on a balance sheet or in the related notes to the consolidated financial statements prepared in accordance with GAAP which are, individually or in the aggregate, material to the business, results of operations or financial condition of the Company and its subsidiaries taken as a whole, except liabilities (i) set forth in Section 3.7 of the Company Disclosure Letter or the Company SEC Reports filed with the SEC prior to November 27, 1995 or provided for in the Company's balance sheet as of December 31, 1994 filed in the Company SEC Reports, or (ii) incurred since December 31, 1994 in the ordinary course of business, none of which are material to the business, results of operations or financial condition of the Company and its subsidiaries, taken as a whole; provided that no representation or warranty is made in this Section 3.7(c) with respect to films under production or development or produced or distributed by the Company in the ordinary course of business, or the financial performance thereof (but subject to Section 3.6(c)).

     Section 3.8.  Absence of Certain Changes or Events.  Except as set forth in
Section 3.8 of the Company Disclosure Letter, contemplated by this Agreement, disclosed in the Company SEC Reports or disclosed to Parent as referred to in
Section 3.18 hereto, (a) since September 30, 1995, the Company and its subsidiaries have conducted their businesses only in the ordinary course and in a manner consistent with past practice and have not taken any of the actions set forth in paragraphs (a) through (j) of Section 5.2, and (b) there has not been
(i) since August 13, 1996 and excluding in addition the matters set forth in Schedule A hereto or the proximate consequences thereof, any event or condition (financial or otherwise) of any character, individually or in the aggregate, significantly impairing or which could reasonably be expected to significantly impair the long-term value of the Company (it being understood that this standard is very substantially in excess of a Material Adverse Effect), or (ii) since September 30, 1995, any material change by the Company in its accounting methods, principles or practices except as required by concurrent changes in GAAP.

     Section 3.9. Absence of Litigation. Except as disclosed in Section 3.9 of the Company Disclosure Letter, there are no claims, actions, suits, investigations or proceedings pending or, to the best knowledge of the Company, threatened against the Company or any of its subsidiaries, before any court, arbitrator or administrative, governmental or regulatory authority or body, domestic or foreign, that, individually or in the aggregate, would have a Material Adverse Effect, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against the Company or any of its subsidiaries having or which would have a Material Adverse Effect.

     Section 3.10. Registration Statement; Proxy Statement. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in (a) the registration statement on Form S-4 to be filed with the SEC by Parent in connection with the issuance of the Parent Common Stock in or as a result of the Merger (the "S-4") will, at the time the S-4 is filed with the SEC and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; and (b) the Proxy Statement will, at the date mailed to the stockholders of Parent and the Company, at the time of the stockholders meetings of Parent and the Company (each a "Stockholders Meeting" and collectively, the "Stockholders Meetings") in connection with the transactions contemplated hereby and as of the Effective Time, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated by the SEC thereunder.

     Section 3.11. Taxes. Except as set forth in Section 3.11 of the Company Disclosure Letter, the Company and each of its subsidiaries, and any consolidated, combined, unitary or aggregate group for Tax (as defined below) purposes of which the Company or any of its subsidiaries is or has been a member has timely filed all Tax Returns (as defined below) required to be filed by it or requests for extensions to file such returns have been timely filed, granted and have not expired, except to the extent that such failures to file or to have extensions granted that remain in effect individually and in the aggregate would not have a Material Adverse Effect, and all such returns were complete and accurate in all material respects. In addition, (a) no material claim for unpaid Taxes has become a lien against the property of the Company or any of its subsidiaries or is being asserted against the Company or any of its subsidiaries, (b) no audit of any Tax Return of the Company or any of its subsidiaries is being conducted by a Tax authority (i) as of November 27, 1995 and (ii) which, as of the Closing Date, has not had and could not reasonably be expected to have a Material Adverse Effect, (c) no extension of the statute of limitations on the assessment of any Taxes has been granted by the Company or any of its subsidiaries and is currently in effect (i) as of November 27, 1995 and (ii) which, as of the Closing Date, has not had and could not reasonably be expected to have a Material Adverse Effect and (d) except as set forth in
Section 3.11 of the Company Disclosure Letter, there is no agreement, contract or arrangement to which the Company or any of its subsidiaries is a party that, by virtue of the Merger, will result in the payment of any amount that would not be deductible under Section 162 or 404 of the Internal Revenue Code of 1986, as amended (the "Code"), or by reason of Section 280G of the Code. As used herein, "Taxes" shall mean all taxes of any kind, including, without limitation, those on or measured by or referred to as income, gross receipts, sales, use, ad valorem, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, value added, property or windfall profits taxes, customs, duties or similar fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any governmental authority, domestic or foreign. As used herein, "Tax Return" shall mean any return, report or statement required to be filed with any governmental authority with respect to Taxes.

     Section 3.12. Brokers. Except as set forth on Section 3.12 of the Company Disclosure Schedule, no broker, finder or investment banker (other than Gleacher & Co. (the "Company Banker")) is entitled to any brokerage, finder's or other fee or commission in connection with the Merger and the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company. The Company has heretofore furnished to Parent a complete copy of all agreements between the Company and the Company Banker pursuant to which such firm would be entitled to any payment relating to the Merger and the other transactions contemplated hereby.

     Section 3.13. Opinion of Financial Advisor. The Company's Board of Directors has received the written opinion of the Company Banker that, as of August 13, 1996, the consideration to be received in the Merger by the stockholders of the Company is fair to such stockholders from a financial point of view, a copy of which opinion has been delivered to Parent, and such opinion has not been withdrawn or modified in any material respect.

     Section 3.14. Board Approval. The Board of Directors of the Company has, prior to this Agreement, (a) approved this Agreement, the Company Voting Agreement and the transactions contemplated hereby (including for purposes of Section 203 of the Delaware Statute), (b) determined that the Merger is fair to and in the best interests of the stockholders of the Company and (c) recommended that the stockholders of the Company approve this Agreement and the Merger.

     Section 3.15.  Employee Benefit Plans.

     (a) The Company has delivered or made available to Parent prior to the execution of this Agreement true and complete copies (or, in the case of bonus or other incentive plans, summaries thereof) of all material pension, retirement, profit-sharing, deferred compensation, stock option, employee stock ownership, severance pay, vacation, bonus or other material incentive plans, all other material written employee programs, arrangements or agreements, whether arrived at through collective bargaining or otherwise, all material medical, vision, dental or other health plans, all life insurance plans and all other material employee benefit plans or fringe benefit plans, including, without limitation, all "employee benefit plans" as that term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), currently adopted, maintained by, sponsored in whole or in part by, or contributed to by the Company or any entity required to be aggregated with the Company pursuant to Section 414 of the Code (each, a "Commonly Controlled Entity") for the benefit of employees, retirees, dependents, spouses, directors, independent contractors or other beneficiaries and under which employees, retirees, dependents, spouses, directors, independent contractors or other beneficiaries are eligible to participate (collectively, the "Company Benefit Plans"). Any of the Company Benefit Plans which is an "employee pension benefit plan," as that term is defined in Section 3(2) of ERISA, is referred to herein as an "ERISA Plan." Except as disclosed on Section

3.15 of the Company Disclosure Letter, no Company Benefit Plan is or has been a multiemployer plan within the meaning of Section 3(37) of ERISA (a "Multiemployer Plan"). Neither the Company nor any Commonly Controlled Entity has completely or partially withdrawn from any Multiemployer Plan. Neither the Company nor any Commonly Controlled Entity has suffered a 70% decline in "contribution base units" (within the meaning of Section 4205(b)(1)(A) of ERISA) in any plan year beginning after 1988. No termination liability to the Pension Benefit Guaranty Corporation or withdrawal liability to any Multiemployer Plan that is material in the aggregate has been or is reasonably expected to be incurred with respect to any Multiemployer Plan by the Company or any Commonly Controlled Entity.

     (b) All Company Benefit Plans are in compliance with the applicable terms of ERISA and the Code and any other applicable laws, rules and regulations the breach or violation of which could result in a material liability to the Company or any Commonly Controlled Entity.

     (c) No ERISA Plan which is a defined benefit pension plan has any "unfunded current liability," as that term is defined in Section 302(d)(8)(A) of ERISA, and the present fair market value of the assets of any such plan equals or exceeds the plan's "benefit liabilities," as that term is defined in Section 4001(a)(16) of ERISA, when determined under actuarial factors that would apply if the plan terminated in accordance with all applicable legal requirements.

     (d) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any material payment (including, without limitation, severance, unemployment compensation, golden parachute or otherwise) becoming due to any director or any employee of the Company or any of its affiliates from the Company or any of its affiliates under any Company Benefit Plan or otherwise, (ii) materially increase any benefits otherwise payable under any Company Benefit Plan or (iii) result in any acceleration of the time of payment or vesting of any such benefits to any material extent, except as provided under the Company Option Plans or the Company Restricted Stock Plan or related agreement.

     Section 3.16. FCC Licenses. Except as set forth in Section 3.16 of the Company Disclosure Letter, (a) the Company, through its subsidiaries, owns and operates its television station business in accordance with generally accepted industry practice, in compliance with the terms of all licenses, permits and authorizations (collectively, the "FCC Licenses") issued by the FCC to operate the Company's stations and in compliance with the Communications Act of 1934, as amended (the "Communications Act") and all applicable rules, regulations and policies of the FCC (collectively, the "FCC Rules and Regulations"), (b) the Company has filed or made all applications, reports and other disclosures required by the FCC to be filed or made with respect to its television station business and has paid all FCC regulatory fees with respect thereto, (c) all FCC Licenses are valid and in full force and effect, (d) no application, action or proceeding is pending for the renewal or modification of any of the FCC Licenses and, to the Company's knowledge, there is not now before the FCC any investigation or complaint against the Company or any of its subsidiaries relating to its television station business, (e) there is no proceeding pending or, to the Company's knowledge, threatened before the FCC (other than proceedings affecting the broadcast industry generally), and there is no outstanding notice of violation from the FCC, relating to the Company's television business, (f) no event has occurred which, individually or in the aggregate, and with or without the giving of notice or the lapse of time or both, would constitute grounds for revocation or termination of any FCC License or the imposition of any restriction or limitation on the operation of the Company's television station business and the Company is not aware of any reason why the FCC Licenses will not be renewed upon expiration thereof and (g) no judgment, decree, order or notice of violation has been issued by any governmental entity which permits, or would permit, revocation, modification or termination of any FCC License or which results, or could result, in any impairment of any rights thereunder.

     Section 3.17.  Affiliate Arrangements.  Except as set forth in Schedule
3.17 of the Company Disclosure Letter or as disclosed in the Company SEC Reports, there exist no other contracts, agreements or understandings (whether oral or written) between or among the Company and its subsidiaries, on the one hand, and any of the entities listed on Annex A hereto, other than such contracts, agreements and understandings relating to the ordinary course of business operations of the Company.

     Section 3.18. Disclosure. On or prior to August 13, 1996, the Company has fully and accurately in all respects disclosed to Parent all material information regarding the business, financial and operating condition of the Company, including any such information known by the Chairman of the Board and Chief Executive Officer or Chief Operating Officer of the Company, and Dan W. Lufkin, a director of the Company. The historical financial information relating to the Company set forth in Schedule 3.18 hereto is, to the knowledge of the Company and such individuals as of August 13, 1996, true and complete in all material respects, and the projected financial information set forth in Schedule
3.18 reflects the best good faith estimate, as of such date, of the Company and such individuals. As of August 13, 1996, neither the Company nor any such individuals has knowledge of any other condition, circumstance or event relating to the Company, not so disclosed to Parent, that would, individually or in the aggregate, have a Material Adverse Effect.

                                   ARTICLE 4

                REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB

     Parent and Sub jointly and severally represent and warrant to the Company, as follows:

     Section 4.1. Organization and Qualification; Subsidiaries. Each of Parent and its Significant Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Each of Parent and its subsidiaries is in possession of all Approvals necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being conducted, except where the failure to have such Approvals would not, individually or in the aggregate, have a Material Adverse Effect (as defined below). Each of Parent and its subsidiaries is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that would not, either individually or in the aggregate, have a Material Adverse Effect. When used in this Article 4 or elsewhere in connection with Parent or any of its subsidiaries, the term "Material Adverse Effect" means any change, event or effect that is materially adverse to the business, financial condition or results of operations of Parent and its subsidiaries taken as a whole. Other than wholly owned subsidiaries and except as disclosed in the Parent SEC Reports (as defined in Section 4.7(a)) or Section 5.3 of the Parent Disclosure Letter, Parent does not directly or indirectly own any equity or similar interest in, or any interest convertible or exchangeable or exercisable for any equity or similar interest in, any corporation, partnership, joint venture or other business, association or entity. Except as contemplated by this Agreement, Parent has no plan or intention to liquidate or otherwise alter the chain of ownership of Silver King Investment Holdings, Inc., its wholly owned direct subsidiary ("Holdings"), SKC Investments, Inc., a wholly owned direct subsidiary of Holdings ("SKC") or Sub, a wholly owned direct subsidiary of SKC.

     Section 4.2. Certificate of Incorporation and Bylaws. Parent has previously furnished to the Company a complete and correct copy of its certificate of incorporation and bylaws as amended on or prior to November 27, 1995. Such certificate of incorporation and bylaws are in full force and effect. Neither Parent nor any of its Significant Subsidiaries is in violation of any of the provisions of its certificate of incorporation or bylaws or equivalent organizational documents.

     Section 4.3. Capitalization. As of November 27, 1995, the authorized capital stock of Parent consists of (a) 30,000,000 shares of Parent Common Stock and 2,415,945 shares of Class B Common Stock, par value $0.01 per share (the "Class B Stock"), and (b) 50,000 shares of Preferred Stock, par value $.01 per share, of Parent (the "Parent Preferred Stock"), none of which have been designated as to class or series. At the close of business on November 20, 1995,
(i) 6,975,882 shares of Parent Common Stock were issued and outstanding and 2,415,945 shares of Class B Stock were issued and outstanding, all of which Parent Common Stock and Class B Stock are validly issued, fully paid and nonassessable and not subject to any preemptive rights, (ii) 0 shares of Parent Common Stock were held in treasury by Parent or by subsidiaries of Parent and
(iii) options to purchase 2,295,347 shares of Parent Common Stock were outstanding under Parent's 1992 Stock Option and Restricted Stock Plan, Parent's Stock Option Plan for Outside Directors, and under equity compensation arrangements. Except as set forth in Section 4.3 of the Parent Disclosure Letter (as defined below), no change in such capitalization has occurred between November 20, 1995 and November 27, 1995 except issuances of Parent Common Stock upon exercise of outstanding options. As of November 27, 1995, no shares of Parent Preferred Stock were issued or outstanding. The authorized capital stock of Sub consists of 1,000 shares of common stock, par value $0.01 per share, 100 shares of which, as of the date hereof, are issued and outstanding. All of the outstanding shares of Parent's and Sub's respective capital stock have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth in this Section 4.3 or as disclosed in the disclosure letter delivered by Parent to the Company (the "Parent Disclosure Letter"), as of November 27, 1995, there are no options, warrants or other rights, agreements, arrangements or commitments, in each case to which Parent or any of its subsidiaries is a party, of any character relating to the issued or unissued capital stock of Parent or any of its subsidiaries or obligating Parent or any of its subsidiaries to issue or sell any shares of capital stock of, or other equity interests in, Parent or any of its subsidiaries. All shares of Parent Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, shall, and the shares of Parent Common Stock to be issued pursuant to the Merger will be, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. Except as set forth in Schedule 4.3 of the Parent Disclosure Letter, there are no obligations, contingent or otherwise, of Parent or any of its subsidiaries to repurchase, redeem or otherwise acquire any shares of Parent Common Stock or the capital stock of any subsidiary or to provide funds to or make any material investment (in the form of a loan, capital contribution or otherwise) in any such subsidiary or any other entity other than guarantees of obligations of subsidiaries entered into in the ordinary course of business. Except as the result of the transactions contemplated by item 2 of Section 4.7 of the Parent Disclosure Letter, all of the outstanding shares of capital stock (other than directors' qualifying shares) of each of Parent's subsidiaries is duly authorized, validly issued, fully paid and nonassessable and all such shares (other than directors' qualifying shares) are owned by Parent or another subsidiary free and clear of all security interests, liens, claims, pledges, agreements, limitations in Parent's voting rights, charges or other encumbrances of any nature whatsoever.

     Section 4.4. Authority Relative to this Agreement. Each of Parent and Sub has all necessary corporate power and authority to execute and deliver this Agreement, and to perform its obligations hereunder and, subject to obtaining the approval of Parent's stockholders of the issuance of Parent Common Stock in the Merger, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and Sub and the consummation by Parent and Sub of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Parent and Sub and no other corporate proceedings on the part of Parent or Sub are necessary to authorize this Agreement, or to consummate the transactions so contemplated (other than with respect to the issuance of shares of Parent Common Stock in the Merger as set forth in Section 4.4 of the Parent Disclosure Letter in accordance with the applicable rules of the NASD and Parent's certificate of incorporation and bylaws). This Agreement has been duly and validly executed and delivered by Parent and Sub and, assuming the due authorization, execution and delivery by the Company, constitutes the legal and binding obligations of Parent and Sub, enforceable against Parent and Sub in accordance with its terms, subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors rights generally and (ii) the availability of injunctive relief and other equitable remedies. Parent has taken all appropriate actions so that the restrictions on business combinations contained in Section 203 of the Delaware Statute will not apply with respect to or as a result of this Agreement or the transactions contemplated hereby, including the Parent Voting Agreement.

     Section 4.5.  No Conflict; Required Filings and Consents.

     (a) The execution and delivery of this Agreement by Parent and Sub do not, and the performance of their respective obligations hereunder and the consummation of the transactions contemplated hereby by Parent and Sub will not,
(i) conflict with or violate the certificate of incorporation, bylaws or equivalent organizational documents of Parent or any of its subsidiaries; (ii) subject to obtaining approval of Parent's stockholders of the issuance of the shares of Parent Common Stock in the Merger and compliance with the requirements set forth in Section 4.5(b) below, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Parent or any of its subsidiaries or by which their respective properties are bound or affected; or
(iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or alter the rights or obligations of any third party or Parent or its subsidiaries under, or give to others any rights of termination, amendment, acceleration, increased payments or cancellation of, or result in the creation of a lien or other encumbrance on any of the properties or assets of Parent or any of its subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent or any of its subsidiaries is a party or by which Parent or any of its subsidiaries or any of their respective properties are bound or affected, except in the cases of clauses (ii) and (iii) above, for any such conflicts, violations, breaches, defaults or other alterations or occurrences that would not prevent or delay consummation of the Merger in any material respect, or otherwise prevent Parent and Sub from performing their respective obligations under this Agreement in any material respect, and would not have, individually or in the aggregate, a Material Adverse Effect. Section 4.5 of the Parent Disclosure Letter lists all material consents, waivers and approvals under any agreements, contracts, licenses or leases required to be obtained by Parent or its subsidiaries in connection with the consummation of the transactions contemplated by this Agreement.

     (b) The execution and delivery of this Agreement by Parent and Sub do not, and the performance of their respective obligations hereunder and the consummation of the transactions contemplated hereby by Parent and Sub will not, require any consent, approval, authorization or permit of, or registration or filing with or notification to, any Governmental Entity except (i) the filing of documents to satisfy the applicable requirements, if any, of the Exchange Act and state takeover laws, (ii) the filing with the SEC of the Proxy Statement and the declaration of effectiveness of the S-4 by the SEC, (iii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (iv) the filing of a pre-merger notification report by Parent and Sub under the HSR Act, (v) the FCC Approvals, (vi) filings under the rules and regulations of the NASD, (vii) filings under state securities laws ("Blue Sky Laws"), and (viii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications (A) would not prevent or delay consummation of the Merger in any material respect or otherwise prevent or delay in any material respect Parent or Sub from performing their respective obligations under this Agreement or (B) would not, individually or in the aggregate, have a Material Adverse Effect.

     (c) Parent has no reason to believe that the consents, approvals, permits, registrations, filings and notifications referred to in Section 4.5(b) above will not be obtained or made in a timely manner.

     Section 4.6.  Compliance; Permits.

     (a) Neither Parent nor any of its subsidiaries is in conflict with, or in default or violation (whether after the giving of notice or passage of time or both) of, (i) any law, rule, regulation, order, judgment or decree applicable to Parent or any of its subsidiaries or by which any of their respective properties is bound, or (ii) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent or any of its subsidiaries is a party or by which Parent or any of its subsidiaries or any of their respective properties is bound, except for any such conflicts, defaults or violations which do not and would not have, individually or in the aggregate, a Material Adverse Effect.

     (b) Parent and its subsidiaries hold all permits, licenses, variances, exemptions, orders and approvals from governmental authorities which are material to the operation of the business of Parent and its subsidiaries taken as a whole (collectively, the "Parent Permits"). Parent and its subsidiaries are in compliance with the terms of the Parent Permits, except where the failure to so comply would not, individually or in the aggregate, have a Material Adverse Effect.

     Section 4.7.  SEC Filings; Financial Statements.

     (a) Parent has made available to the Company a correct and complete copy of each report, schedule, registration statement and definitive proxy statement filed by Parent with the SEC on or after March 1, 1993 and prior to August 13, 1996 (the "Parent SEC Reports"), which are all the forms, reports and documents required to be filed by Parent with the SEC since March 1, 1993. As of their respective dates, the Parent SEC Reports and any forms, reports and other documents filed by Parent and Sub after November 27, 1995 (i) complied or will comply in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable thereto, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to November 27, 1995 then on the date of such filing) or will not at the time they are filed contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. None of Parent's subsidiaries is required to file any reports or other documents with the SEC.

     (b) Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the Parent SEC Reports complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, had been prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q of the SEC) and each fairly presented the consolidated financial position of Parent and its consolidated subsidiaries in all material respects as at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated (subject, in the case of the unaudited interim financial statements, to normal audit adjustments which were not and are not expected, individually or in the aggregate, to be material in amount).

     (c) Except as disclosed in Section 4.7 of the Parent Disclosure Letter, neither Parent nor any of its subsidiaries has any liabilities (absolute, accrued, contingent or otherwise) of a nature required to be disclosed on a balance sheet or in the related notes to the consolidated financial statements prepared in accordance with GAAP which are, individually or in the aggregate, material to the business, results of operations or financial condition of Parent and its subsidiaries taken as a whole, except liabilities (i) provided for in Parent's balance sheet as of August 31, 1995 filed in the Parent SEC Reports or
(ii) incurred since August 31, 1995 in the ordinary course of business, none of which are material to the business, results of operations or financial condition of Parent and its subsidiaries, taken as a whole.

     Section 4.8. Absence of Certain Changes or Events. Except as disclosed in the Parent SEC Reports or in Section 4.8 of the Parent Disclosure Schedule or as contemplated by this Agreement, since August 31, 1995, (a) Parent and its subsidiaries have conducted their businesses only in the ordinary course and in a manner consistent with past practice and have not taken any of the actions set forth in
Section 5.3(b), and (b) there has not been (i) any transaction, commitment, dispute or other event or condition (financial or otherwise) of any character (whether or not in the ordinary course of business), individually or in the aggregate, having or which could reasonably be expected to have a Material Adverse Effect or (ii) any material change by Parent in its accounting methods, principles or practices except as required by concurrent changes in GAAP.

     Section 4.9. Absence of Litigation. Except as disclosed in Section 4.9 of the Parent Disclosure Schedule, there are no claims, actions, suits, investigations or proceedings pending or, to the best knowledge of Parent, threatened against Parent or any of its subsidiaries before any court, arbitrator or administrative, governmental or regulatory authority or body, domestic or foreign, that, individually or in the aggregate, would have a Material Adverse Effect, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against Parent or any of its subsidiaries having or which would have a Material Adverse Effect.

     Section 4.10. Registration Statement; Proxy Statement. None of the information supplied or to be supplied by Parent for inclusion or incorporation by reference (a) in the S-4 will, at the time the S-4 is filed with the SEC and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; and (b) the Proxy Statement will, at the date mailed to the stockholders of Parent and the Company, at the times of the Stockholders Meetings and as of the Effective Time, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated by the SEC thereunder, and the S-4 will comply as to form in all material respects with the provisions of the Securities Act and the rules and regulations promulgated by the SEC thereunder.

     Section 4.11. Taxes. Parent and each of its subsidiaries, and any consolidated, combined, unitary or aggregate group for Tax purposes of which Parent or any of its subsidiaries is or has been a member has timely filed all Tax Returns required to be filed by it or requests for extensions to file such returns have been timely filed, granted and have not expired, except to the extent that such failures to file or to have extensions granted that remain in effect individually and in the aggregate would not have a Material Adverse Effect, and all such returns were complete and accurate in all material respects. In addition, (a) no material claim for unpaid Taxes has become a lien against the property of Parent or any of its subsidiaries or is being asserted against Parent or any of its subsidiaries, (b) no audit of any Tax Return of Parent or any of its subsidiaries is being conducted by a Tax authority (i) as of November 27, 1995 and (ii) which, as of the Closing Date, has not had and could not reasonably be expected to have, a Material Adverse Effect, (c) no extension of the statute of limitations on the assessment of any Taxes has been granted by Parent or any of its subsidiaries and is currently in effect (i) as of November 27, 1995 and (ii) which, as of the Closing Date, has not had and could not reasonably be expected to have a Material Adverse Effect and (d) except as disclosed in the Parent SEC Reports, there is no agreement, contract or arrangement to which Parent or any of its subsidiaries is a party that will, by virtue of the Merger, result in the payment of any amount that would not be deductible under Section 162 or 404 of the Code or by reason of Section 280G of the Code.

     Section 4.12. Brokers. Except as set forth in Section 4.12 of the Parent Disclosure Letter, no broker, finder or investment banker (other than CS First Boston ("Parent Banker")) is entitled to any brokerage, finder's or other fee or commission in connection with the Merger and the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent or Sub. Parent has heretofore furnished to the Company a complete copy of all agreements between Parent and Parent Banker pursuant to which such form would be entitled to any payment relating to the Merger and the other transactions contemplated hereby.

     Section 4.13. Opinion of Financial Advisor. Parent's Board of Directors has received the written opinion of Parent Banker that, as of August 13, 1996, the consideration to be paid by Parent in the Merger is fair to Parent from a financial point of view, a copy of which opinion has been delivered to the Company, and such opinion has not been withdrawn or modified in any material respect.

     Section 4.14. Board Approval. The Board of Directors of Parent has, prior to this Agreement, (a) approved this Agreement, the Parent Voting Agreement and the transactions contemplated hereby (including for purposes of Section 203 of the Delaware Statute), (b) determined that the Merger is fair to and in the best interests of the stockholders of Parent, and (c) recommended that the stockholders of Parent approve the issuance of Parent Common Stock in connection with the Merger.

     Section 4.15. Interim Operations of Sub. Sub is an indirect wholly owned subsidiary of Parent and was formed solely for the purpose of engaging in the transactions contemplated hereby, has engaged in no other business activities and has conducted its operations only as contemplated hereby.

     Section 4.16.  Employee Benefit Plans.

     (a) Parent has delivered or made available to the Company prior to the execution of this Agreement true and complete copies (or, in the case of bonus or other incentive plans, summaries thereof) of all material pension, retirement, profit-sharing, deferred compensation, stock option, employee stock ownership, severance pay, vacation, bonus or other material incentive plans, all other material written employee programs, arrangements or agreements, whether arrived at through collective bargaining or otherwise, all material medical, vision, dental or other health plans, all life insurance plans and all other material employee benefit plans or fringe benefit plans, including, without limitation, all "employee benefit plans" as that term is defined in Section 3(3) of ERISA, currently adopted, maintained by, sponsored in whole or in part by, or contributed to by Parent or any Commonly Controlled Entity of Parent for the benefit of employees, retirees, dependents, spouses, directors, independent contractors or other beneficiaries and under which employees, retirees, dependents, spouses, directors, independent contractors or other beneficiaries are eligible to participate (collectively, the "Parent Benefit Plans"). Any of the Parent Benefit Plans which is an "employee pension benefit plan," as that term is defined in Section 3(2) of ERISA, is referred to herein as an "ERISA Plan." No Parent Benefit Plan is or has been a multiemployer plan within the meaning of Section 3(37) of ERISA.

     (b) All Parent Benefit Plans are in compliance with the applicable terms of ERISA and the Code and any other applicable laws, rules and regulations the breach or violation of which could result in a material liability to the Parent or any of its subsidiaries.

     (c) No ERISA Plan which is a defined benefit pension plan has any "unfunded current liability," as that term is defined in Section 302(d)(8)(A) of ERISA, and the present fair market value of the assets of any such plan equals or exceeds the plan's "benefit liabilities," as that term is defined in Section 4001(a)(16) of ERISA, when determined under actuarial factors that would apply if the plan terminated in accordance with all applicable legal requirements.

     (d) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any material payment (including, without limitation, severance, unemployment compensation, golden parachute or otherwise) becoming due to any director or any employee of Parent or any of its affiliates from Parent or any of its affiliates under any Parent Benefit Plan or otherwise, (ii) materially increase any benefits otherwise payable under any Parent Benefit Plan, or (iii) result in any acceleration of the time of payment or vesting of any such benefits to any material extent, except as provided under the option plans referred to in clause 4.3(b)(iii) hereof (other than options granted on August 24, 1995).

     Section 4.17. FCC Licenses. Except as set forth in Section 4.17 of the Parent Disclosure Letter, (a) Parent, through its subsidiaries, owns and operates its television station business in accordance with generally accepted industry practice, in compliance with the terms of all FCC Licenses issued by the FCC to operate Parent's stations and in compliance with the Communications Act and all applicable FCC Rules and Regulations, (b) Parent has filed or made all applications, reports and other disclosures required by the FCC to be filed or made with respect to its television station business and has paid all FCC regulatory fees with respect thereto, (c) all FCC Licenses are valid and in full force and effect, (d) no application, action or proceeding is pending for the renewal or modification of any of the FCC Licenses and, to Parent's knowledge, there is not now before the FCC any investigation or complaint against Parent or any of its subsidiaries relating to its television station business, (e) there is no proceeding pending or, to Parent's knowledge, threatened before the FCC (other than proceedings affecting the broadcast industry generally), and there is no outstanding notice of violation from the FCC, relating to Parent's television station business, (f) no event has occurred which, individually or in the aggregate, and with or without the giving of notice or the lapse of time or both, would constitute grounds for revocation or termination of any FCC License or the imposition of any restriction or limitation on the operation of Parent's television station business and Parent is not aware of any reason why the FCC Licenses will not be renewed upon expiration thereof and (g) no judgment, decree, order or notice of violation has been issued by any governmental entity which permits, or would permit, revocation, modification or termination of any FCC License or which results, or could result, in any impairment of any rights thereunder.

     Section 4.18.  Silver Company Arrangements.  Except as set forth in Section
4.18 of the Parent Disclosure Letter or as disclosed in the Parent SEC Reports, there exist no other contracts, agreements or understandings (whether oral or written) between or among (a) Parent and/or Silver Company, on the one hand, and Barry Diller, on the other hand, or (b) Parent and/or Silver Company and/or Barry Diller, on the one hand, and Liberty Media Corp. and/or Home Shopping Network, Inc., on the other hand, other than such contracts, agreements and understandings relating to the ordinary course of business operations of Parent.

                                   ARTICLE 5

                       CONDUCT AND TRANSACTIONS PRIOR TO
                     EFFECTIVE TIME; ADDITIONAL AGREEMENTS

     Section 5.1. Information and Access. From November 27, 1995 and continuing until the Effective Time, the Company and Parent each agrees as to itself and its subsidiaries that it shall afford and, with respect to clause (b) below, shall cause its independent auditors to afford, (a) to the officers, independent auditors, counsel and other representatives of the other reasonable access to its and its subsidiaries' properties, books, records (including Tax Returns filed and those in preparation) and personnel in order that the other may have a full opportunity to make such investigation as it reasonably desires to make of the other, and (b) to the independent auditors of the other, reasonable access to the audit work papers and other records of its independent auditors. No investigation pursuant to this Section 5.1 shall affect or otherwise obviate or diminish any representations and warranties of any party or conditions to the obligations of any party. Except as required by law or stock exchange or NASD regulation, any information furnished pursuant to this Section
5.1 shall be treated confidentially by such party, its officers, independent accountants and other representatives and advisors (except for such information as has otherwise been made public (other than by reason of a violation of this Section 5.1)).

     Section 5.2. Conduct of Business of the Company. Except as contemplated by this Agreement (including the Company Disclosure Letter), during the period from November 27, 1995 and continuing until the Effective Time or until the termination of this Agreement pursuant to Section 7.1, the Company and its subsidiaries shall conduct their respective businesses in the ordinary and usual course consistent with past practice and the Company and its subsidiaries shall use reasonable efforts to maintain and preserve intact its business organization, to keep available the services of its officers and employees and to maintain satisfactory relations with material licensors, franchisees, licensees, suppliers, contractors, distributors, customers and others having business relationships with it. Without limiting the generality of the foregoing and except as provided in this Agreement (including the Company Disclosure Letter), prior to the Effective Time, neither the Company nor any of its subsidiaries shall without the prior written consent of Parent:

          (a) declare, set aside or pay any dividends on or make any other distribution in respect of any of its capital stock, except dividends or distributions declared and paid by a subsidiary of the Company only to the Company or another subsidiary of the Company;

          (b) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance or authorization of any other securities in respect of, in lieu of, or in substitution for shares of its capital stock or repurchase, redeem or otherwise acquire any shares of its capital stock;

          (c) issue, deliver, pledge, encumber or sell, or authorize or propose the issuance, delivery, pledge, encumbrance or sale of, or purchase or propose the purchase of, any shares of its capital stock or securities convertible into, or rights, warrants or options to acquire, any such shares of capital stock or other convertible securities (other than the issuance of such capital stock upon the exercise or conversion of options or warrants in accordance with the Company Option Plans, the Warrant Agreements, the debentures issued pursuant to the Indenture, or the Company Note, as the case may be, outstanding on November 27, 1995 in accordance with their present terms and other than the issuance of Company Preferred Stock containing rights, privileges and designations acceptable to Parent, as contemplated by Section 5.2 of the Company Disclosure Letter), authorize or propose any change in its equity capitalization, or, except as contemplated by this Agreement (including the Company Disclosure Letter), amend any of the financial or other economic terms of any agreement relating thereto;

          (d) amend its certificate of incorporation or bylaws in any manner;

          (e) except in the ordinary course of business, consistent with past practice (i) create, incur or assume any long-term debt or any short-term debt for borrowed money other than under existing lines of credit; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person except its subsidiaries in the ordinary course of business and consistent with past practices; or (iii) make any loans, advances or capital contributions to, or investments in, any other person, except loans, advances or capital contributions made to the Company or to a subsidiary of the Company by the Company or another subsidiary of the Company;

          (f) (i) except in the ordinary course of business, consistent with past practice, increase in any manner the compensation of any of its directors, officers or other employees; (ii) pay or agree to pay any pension, retirement allowance or other employee benefit not required, or enter into or agree to enter into any agreement or arrangement with such director, officer or employee, whether past or present, relating to any such pension, retirement allowance or other employee benefit, except as required under currently existing agreements, plans or arrangements; (iii) grant any severance or termination pay to, or enter into any employment or severance agreement with any of its directors, officers or other employees, other than the grant of severance or termination payments made in accordance with the Company's severance policies or programs as in effect on November 27, 1995 and other than employment agreements entered into in the ordinary course of business of the SF Broadcasting Companies; or (iv) except as may be required to comply with applicable law or pursuant to renewals of employee benefit plans and arrangements in the ordinary course of business and consistent with past practice, become obligated (other than pursuant to any new or renewed collective bargaining agreement) under any new pension plan, welfare plan, multiemployer plan, employee benefit plan, benefit arrangement, or similar plan or arrangement, which was not in existence on November 27, 1995, including any bonus, incentive, deferred compensation, stock purchase, stock option, stock appreciation right, group insurance, severance pay, retirement or other benefit plan, agreement or arrangement, or employment or consulting agreement with or for the benefit of any person, or amend any of such plans or any of such agreements in existence on November 27, 1995;

          (g) enter into any other agreements, commitments or contracts, except (in each case, in the ordinary course of business and consistent with past practice) agreements, commitments or contracts for the purchase, sale or lease of goods or services or the acquisition or sale of programming rights in connection with television stations owned or controlled by the Company, each of which acquisition or sale does not, individually, exceed $500,000;

          (h) except in accordance with Section 5.4, recommend, propose or announce an intention to authorize, recommend or propose, or enter into any agreement in principle or an agreement with respect to, any plan of liquidation or dissolution, any acquisition of a material amount of assets or securities, any sale, transfer, lease, license, or other disposition of a material amount of assets or securities or any change in its capitalization, or any entry into a material contract or any amendment or modification of any material contract or any release or relinquishment of any material contract rights;

          (i) take any action that would or could reasonably be expected to result in any of its representations and warranties set forth in this Agreement being untrue or in any of the conditions to the Merger set forth in Article 6 not being satisfied; or

          (j) authorize or enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

     Section 5.3. Conduct of Business of Parent. Except as contemplated by this Agreement (including the Parent Disclosure Letter), during the period from November 27, 1995 and continuing until the Effective Time or until the termination of this Agreement pursuant to Section 7.1, (a) Parent and its subsidiaries shall conduct their respective businesses in the ordinary and usual course consistent with past practice, and (b) neither Parent nor any of its subsidiaries shall without the prior written consent of the Company:

          (i) declare, set aside or pay any dividends on or make any other distribution in respect of any of its capital stock;

          (ii) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance or authorization of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or repurchase, redeem or otherwise acquire any shares of its capital stock;

          (iii) issue, deliver, pledge, encumber or sell, or authorize or propose the issuance, delivery, pledge, encumbrance or sale of, or purchase or propose the purchase of, any shares of its capital stock or securities convertible into, or rights, warrants or options to acquire, any such shares of capital stock or other convertible securities (other than (A) the issuance of such capital stock upon the exercise or conversion of options outstanding on November 27, 1995 in accordance with their present terms and identified in Section 4.3 hereof, (B) the granting of options or stock to employees in the ordinary course of business and the issuance of Parent Common Stock upon exercise thereof or (C) pursuant to the terms of the Retirement Savings and Employment Stock Option Plan) or authorize or propose any change in its equity capitalization, or, except as contemplated by this Agreement (including the Parent Disclosure Letter), or amend any of the financial or other economic terms of such securities or the financial or other economic terms of any agreement (including the Exchange Agreement described in the Parent Disclosure Letter) relating to such securities;

          (iv) amend its certificate of incorporation or bylaws in any manner;

          (v) acquire or agree to acquire by merging or consolidating with, or by purchasing or otherwise acquiring any material portion of the capital stock or the assets of, any business or any corporation, partnership, association or other business organization or division thereof material to Parent and its subsidiaries considered as a whole;

          (vi) take any action that would or could reasonably be expected to result in any of its representations and warranties set forth in this Agreement being untrue or in any of the conditions to the Merger set forth in Article 6 not being satisfied; or

          (vii) authorize or enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

     Section 5.4.  Negotiation With Others.

     (a) Unless and until this Agreement shall have been terminated in accordance with its terms, the Company shall not, directly or indirectly, through any officer, director, employee, representative or agent of the Company or any of its subsidiaries, solicit or encourage (including by way of furnishing nonpublic information) or take other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to an Acquisition Proposal (as defined below), or engage in any discussions or negotiations relating thereto or in furtherance thereof or accept any Acquisition Proposal; provided, however, that nothing contained in this Section
5.4 shall prohibit the Company, or its Board of Directors, from making any disclosure to its stockholders that, in the judgment of its Board of Directors in accordance with, and based upon, the advice of outside counsel, is required under applicable law. For purposes of this Agreement, "Acquisition Proposal" means any offer to acquire all or any substantial part of the business and properties or capital stock of the Company and its subsidiaries, whether by merger, consolidation, sale of assets, tender offer or similar transaction or series of transactions involving the Company or any subsidiaries of the Company.

     (b) Notwithstanding Section 5.4(a), the Board of Directors of the Company, in the exercise of and as required by its fiduciary duties as determined in good faith by the Board of Directors of the Company, may (i) furnish information (including, without limitation, confidential information) concerning the Company to a third party who makes an unsolicited request for such information for the purpose of making an Acquisition Proposal, and (ii) engage in discussion or negotiations with a third party who submits in writing an interest in making an Acquisition Proposal that the Board of Directors believes is reasonably capable of being consummated, provided, in the case of clause (i) or (ii) hereof, that Parent shall have been notified in writing of such request for information or Acquisition Proposal, including the principal financial terms and conditions thereof, and shall be kept informed as to the status of any discussions or negotiations referred to in clause (ii) above.

     Upon compliance with the foregoing, the Company shall be entitled to (i) withdraw or modify its recommendation referred to in Section 3.14 following receipt of a Superior Proposal (as defined below), and approve and recommend to the stockholders of the Company a Superior Proposal, and (ii) enter into an agreement with such third party concerning a Superior Proposal, provided that prior thereto the Company shall make payment in full to Parent of the Breakup Fee (if required under Section 7.3). A "Superior Proposal" is an Acquisition Proposal that the Board of Directors believes (A) based on advice of its financial advisor, is reasonably be likely to be superior to the transactions contemplated by this Agreement from a financial point of view and (B) is reasonably capable of being consummated.

     (c) If the Company or any of its subsidiaries receives any unsolicited offer or proposal to enter negotiations relating to an Acquisition Proposal, the Company shall promptly notify Parent thereof, including information as to the identity of the offeror or the party making any such offer or proposal and the principal financial terms and conditions of such offer or proposal, as the case may be.

     (d) The Company shall immediately cease and cause to be terminated any existing discussions or negotiations with any parties (other than Parent and Sub) conducted prior to November 27, 1995 with respect to any of the foregoing.

     Section 5.5.  Preparation of S-4 and the Proxy Statement; Other
Filings. As promptly as practicable after November 27, 1995, Parent and the Company shall prepare and file with the SEC a preliminary Proxy Statement in form and substance reasonably satisfactory to each of Parent and the Company and Parent shall prepare and file with the SEC the S-4, in which the Proxy Statement will be included as a prospectus. Each of Parent and the Company shall use its reasonable best efforts to respond to any comments of the SEC, to have the S-4 declared effective under the Securities Act as promptly as practicable after such filing and to cause the Proxy Statement approved by the SEC to be mailed to its respective stockholders at the earliest practicable time. As promptly as practicable after November 27, 1995, Parent and the Company shall prepare and file any other filings required under the Exchange Act, the Securities Act or any other federal or Blue Sky Laws relating to the Merger and the transactions contemplated by this Agreement, including, without limitation, under the HSR Act and state takeover laws or in connection with the FCC Approvals (the "Other Filings"). The Company and Parent will notify the other promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff or any other government officials for amendments or supplements to the S-4, the Proxy Statement or any Other Filing or for additional information and will supply the other with copies of all correspondence between it or any of its representatives, on the one hand, and the SEC, or its staff or any other government officials, on the other hand, with respect to the S-4, the Proxy Statement, the Merger or any Other Filing. The Proxy Statement, the S-4 and the Other Filings shall comply in all material respects with all applicable requirements of law. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Proxy Statement, the S-4 or any Other Filing, Parent or the Company, as the case may be, shall promptly inform the other of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to stockholders of Parent and the Company, such amendment or supplement. The Proxy Statement shall include the recommendations of the Board of Directors of Parent in favor of the issuance of Parent Common Stock in connection with the Merger and of the Board of Directors of the Company in favor of approval of this

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

Agreement and the Merger, provided that the recommendation of the Board of Directors of the Company may not be included or may be withdrawn if previously included if the Board of Directors of the Company has accepted a Superior Proposal in accordance with the terms of Section 5.4 or has otherwise withdrawn or modified its recommendation. The Company and Parent acknowledge and agree that the Proxy Statement will also include information relating to the matters disclosed in Section 5.3 of the Parent Disclosure Letter and any required vote of the stockholders of Parent relating thereto, consistent with applicable requirements of law; provided, however, that any approval of stockholders of the Parent to be obtained in connection with the transactions contemplated hereby shall not be conditioned on or otherwise subject to such stockholders' vote or approval as may be required in connection with the matters disclosed in Section
5.3 of the Parent Disclosure Letter or the consummation of any such transaction. The Company and Parent each shall promptly provide the other (or its counsel) copies of all filings made by it with any Governmental Entity in connection with this Agreement and the transactions contemplated hereby. Without limiting the generality of the foregoing, Parent and the Company agree to re-file the preliminary Proxy Statement with the SEC and to respond to any comments from the SEC, in each case as promptly as reasonably practicable.

     Section 5.6. Letter of Independent Auditors. The Company and Parent shall use all reasonable efforts to cause to be delivered to the other "comfort" letters of Ernst & Young, LLP, the Company's independent auditors, and of Deloitte & Touche LLP, Parent's independent auditors, in each case dated and delivered the date on which the S-4 shall become effective and as of the Effective Time, and addressed to the Boards of Directors of the Company and Parent, in form and substance reasonably satisfactory to the other and customary in scope and substance for letters delivered by independent auditors in connection with registration statements similar to the S-4.

     Section 5.7. Stockholders' Meetings. Parent and the Company each shall call a meeting of its respective stockholders to be held as promptly as practicable for the purpose of voting upon, in the case of Parent, the issuance of Parent Common Stock in connection with the Merger as well as the other matters referred to in Section 5.3 of the Parent Disclosure Letter and, in the case of the Company, this Agreement and the Merger. Parent and the Company shall coordinate and cooperate with respect to the timing of the Stockholders' Meetings and shall use their respective reasonable best efforts to hold the Stockholders' Meetings on the same day as soon as practicable after the date on which the S-4 becomes effective.

     Section 5.8.  Agreements to Take Reasonable Action.

     (a) The parties shall take, and shall cause their respective subsidiaries to take, all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on it with respect to the Merger (including furnishing the information required under the HSR Act or in connection with receipt of the FCC Approvals) and shall take all reasonable actions necessary to cooperate promptly with and furnish information to the other parties in connection with any such requirements imposed upon it or any of its subsidiaries in connection with the Merger. Each party shall take, and shall cause its subsidiaries to take, all reasonable actions necessary (i) to obtain (and will take all reasonable actions necessary to promptly cooperate with the other parties in obtaining) any clearance, consent, authorization, order or approval of, or any exemption by, any Governmental Entity, or other third party, required to be obtained or made by it (or by the other parties or any of their respective subsidiaries) in connection with the Merger or the taking of any action contemplated by this Agreement; (ii) to lift, rescind or mitigate the effect of any injunction or restraining order or other order adversely affecting its ability to consummate the transactions contemplated hereby; (iii) to fulfill all conditions applicable to the parties pursuant to this Agreement; and (iv) to prevent, with respect to a threatened or pending temporary, preliminary or permanent injunction or other order, decree or ruling or statute, rule, regulation or executive order, the entry, enactment or promulgation thereof, as the case may be; provided, however, that with respect to clauses (i) through (iv) above, the parties will take only such curative measures (such as licensing and divestiture) as Parent determines to be reasonable.

     (b) Subject to the terms and conditions of this Agreement, each of the parties shall use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, subject to the appropriate approval of the stockholders of Parent and the Company.

     (c) Without limiting the obligations under Sections 5.8(a) and (b), Parent shall take such reasonable actions in order to obtain the FCC Approvals, including proposing to divest (or otherwise restructure) its interest in certain FCC Licenses as determined by Parent so that it does not own or control, for purposes of, and to the extent required by the Communications Act and the FCC Rules and Regulations, in excess of twelve FCC Licenses.

     Section 5.9. Consents. Parent, Sub and the Company shall each use all reasonable efforts to obtain the consent and approval of, or effect the notification of or filing with, each person or authority whose consent or approval is required in order to permit the consummation of the Merger and the transactions contemplated by this Agreement and to enable the Surviving Corporation to conduct and operate the business of the Company and its subsidiaries substantially as presently conducted and as contemplated to be conducted.

     Section 5.10. NASDAQ Quotation. Parent shall use its reasonable best efforts to cause the shares of Parent Common Stock issuable to the stockholders of the Company in the Merger to be eligible for quotation on the NASDAQ prior to the Effective Time.

     Section 5.11. Public Announcements. Parent, Sub and the Company shall consult with each other before issuing any press release or otherwise making any public statements with respect to the Merger and shall not issue any such press release or make any such public statement prior to such consultation except as may be required by law.

     Section 5.12. Affiliates. At least ten Business Days prior to the date of the Stockholders Meetings, the Company shall deliver to Parent a list of names and addresses of those persons who were, at the record date for the Company Stockholders Meeting, "affiliates" of the Company within the meaning of Rule 145 under the Securities Act. The Company shall use its reasonable efforts to deliver or cause to be delivered to Parent, prior to the Effective Time, from each of the Affiliates of the Company identified in the foregoing list, agreements (collectively, the "Company Affiliate Agreements") substantially in the form attached to this Agreement as Exhibit A.

     Section 5.13.  Indemnification.

     (a) Upon the Effective Time, Parent shall assume all of the obligations of the Company under the Company's existing indemnification agreements with each of the directors and officers of the Company, as such agreements relate to the indemnification of such persons for expenses and liabilities arising from facts or events which occurred on or before the Effective Time or relating to the Merger or transactions contemplated by this Agreement.

     (b) The bylaws of the Surviving Corporation shall contain provisions identical with respect to indemnification to those set forth in Article VI of the bylaws of the Company as in effect on December 31, 1994, which provisions and Article Eighth of the certificate of incorporation of the Company as in effect as of November 27, 1995 shall not be amended, repealed or otherwise modified for a period of six years from the Effective Time in any manner that would adversely affect the rights on or prior to the Effective Time of individuals who at the Effective Time were directors, officers, agents or employees of the Company.

     (c) Except as otherwise agreed to by the Executive Committee of the Company Board of Directors, Parent shall cause the Surviving Corporation to purchase "tail" insurance coverage, effective as of the Effective Time, for the benefit of the Company's existing officers and directors who are currently covered by the Company's officers' and directors' liability insurance, which coverage shall continue for a period of up to three years after the Effective Time and be on terms (to the extent commercially obtainable) substantially similar to the policies in existence on November 27, 1995 in respect of actions or omissions by such individuals occurring prior to the Effective Time, provided, that the Surviving Corporation shall not be obligated to pay aggregate premiums for the three-year period in excess of $750,000 for such coverage.

     Section 5.14. Notification of Certain Matters. The Company shall give prompt notice to Parent, and Parent and Sub shall give prompt notice to the Company, of the occurrence, or failure to occur, of any event, which occurrence or failure to occur would be likely to cause (a) any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at any time from November 27, 1995 to the Effective Time, or (b) any material failure of the Company or Parent and Sub, as the case may be, or of any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement. Notwithstanding the foregoing, the delivery of any notice pursuant to this Section shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

     Section 5.15. The Company Debentures. The Company shall comply with all notice requirements arising as a consequence of this Agreement and the transactions contemplated hereby under (a) that certain
Indenture, dated as of June 25, 1993 (as amended or supplemented, the "Indenture"), between the Company and the U.S. Trust Company of New York as trustee thereunder (the "Trustee"), pursuant to which the Company's 7% Convertible Subordinated Debentures, due July 1, 2003, and (b) under the Company's 12%

Senior Subordinated Note, due February 28, 1997, payable to GKH Partners, L.P. (the "Company Note"), are issued and outstanding. At the Effective Time, the Company and Parent, if required, shall execute and deliver to the Trustee a supplemental indenture pursuant to, and satisfying the requirements of the Indenture, which supplemental indenture shall be in form and substance reasonably satisfactory to Parent and the Trustee, and, unless otherwise agreed by GKH Partners, L.P. and Parent, the Company and, if required, Parent shall execute and deliver to GKH Partners, L.P., an amendment to the Company Note pursuant to the terms thereof. At or prior to the Effective Time, Parent shall reserve a sufficient number of shares of Parent Common Stock for issuance as required by the Indenture (and, if required pursuant to the Indenture or applicable law, shall include such shares of Parent Common Stock in the shares to be registered pursuant to the S-4), and, unless otherwise agreed by GKH Partners, L.P. and Parent, the Company Note.

     Section 5.16. Employee Agreements. From and after the Effective Time, Parent shall cause the Surviving Corporation to fulfill all employment, severance, termination, consulting and retirement agreements, as in effect on November 27, 1995, to which the Company or any of its subsidiaries is a party, pursuant to the terms thereof and applicable law.

     Section 5.17. Stockholders Agreement. The Company shall have used its reasonable best efforts to cause the parties to the Amended and Restated Stockholders Agreement, dated as of March 1, 1993, by and among the Company and the stockholders named therein (the "Stockholders Agreement"), to amend the Stockholders Agreement to provide that such agreement shall be terminated (including any registration rights provided for therein) upon consummation of the Merger and shall not otherwise prevent or alter the consummation of the transactions contemplated hereby, including, without limitation, the execution, delivery and performance of the Company Voting Agreement, and Parent shall have received a copy of any such amendment, which shall be in form and substance reasonably satisfactory to it.

                                   ARTICLE 6

                              CONDITIONS PRECEDENT

     Section 6.1.  Conditions to Each Party's Obligation to Effect the
Merger. The respective obligation of each party to effect the Merger is subject to the satisfaction prior to the Closing Date of the following conditions:

          (a) HSR Act; FCC Approvals. Any waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated, and no action shall have been instituted by the Department of Justice or Federal Trade Commission challenging or seeking to enjoin the consummation of the Merger, which action shall not have been withdrawn or terminated. The FCC Approvals shall have been obtained, and the time for filing a request for administrative or judicial review, or for instituting administrative review sua sponte, of any such FCC Approval shall have expired without any such filing having been made or notice of such review having been issued; or, in the event of such filing or review sua sponte, such filing or review shall have been disposed favorably to the grant and the time for seeking further relief with respect thereto shall have expired without any request for such further relief having been filed.

          (b) Stockholder Approval. The issuance of Parent Common Stock in connection with the Merger shall have been approved by the requisite vote of the stockholders of Parent, and this Agreement and the Merger shall have been approved and adopted by the requisite vote of the stockholders of the Company, in each case in accordance with applicable law.

          (c) Effectiveness of the S-4. The S-4 shall have been declared effective by the SEC under the Securities Act and shall not be the subject of any stop order or proceeding by the SEC seeking a stop order.

          (d) Governmental Entity Approvals. All other material authorizations, consents, orders or approvals of, or declarations or filings with, or expiration of waiting periods imposed by, any Governmental Entity necessary for the Merger and the consummation of the transactions contemplated by this Agreement shall have been filed, expired or been obtained, other than those that, individually or in the aggregate, the failure to be filed, expired or obtained would not, in the reasonable opinion of Parent, have a Material Adverse Effect on the Company or Parent.

          (e) No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the Merger shall be in effect, nor shall any proceeding brought by an administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, seeking any of the foregoing be pending; and there shall not be any action taken, or any statute, rule, regulation or order (whether temporary, preliminary or permanent) enacted, entered or enforced which makes the consummation of the Merger illegal or prevents or prohibits the Merger.

          (f) NASDAQ Quotation. The shares of Parent Common Stock issuable to the holders of the Company Stock pursuant to the Merger shall have been authorized for quotation on the NASDAQ, upon official notice of issuance.

          (g) Other FCC Approvals. Barry Diller shall have received FCC approval for the exercise of the Silver Option (as defined in the binding Term Sheet attached to the August 24, 1995 letter agreement from Liberty Media Corp. to Barry Diller), and, in the case of the Company's obligations only, Silver Company shall have exercised such option.

     Section 6.2. Conditions of Obligations of Parent and Sub. The obligations of Parent and Sub to effect the Merger are subject to the satisfaction of the following additional conditions, unless waived in writing by Parent:

          (a) Representations and Warranties. The representations and warranties of the Company set forth in this Agreement shall be true and correct or, in the case of representations and warranties not containing any materiality qualifier, including, without limitation, "Material Adverse Effect," shall be true and correct in all material respects (i) as of November 27, 1995 and (ii) as of the Closing Date, as though made on and as of the Closing Date, provided that the representations and warranties in
     Section 3.6(a) shall exclude the matters set forth in Schedule A and the proximate consequences thereof and, provided further, that the representations and warranties in Sections 3.7(c) and 3.9 as they relate to the operations of the Company's business in the ordinary course shall be read as of the Closing Date without reference to any materiality standard set forth therein and shall be true and correct except to the extent their failure to be so true and correct shall not significantly impair, or could reasonably be expected to significantly impair, the long-term value of the Company (it being understood that this standard is very substantially in excess of a Material Adverse Effect) (provided that, in the cases of clauses (i) and (ii), any such representation and warranty made as of a specific date shall be true and correct as of such specific date), and Parent shall have received a certificate signed by the Chief Executive Officer or the Chief Financial Officer of the Company to such effect.

          (b) Performance of Obligations of the Company. The Company shall have performed in all material respects all obligations and covenants, taken as a whole, required to be performed by it under this Agreement prior to or as of the Closing Date, and Parent shall have received a certificate signed by the Chief Executive Officer or the Financial Officer of the Company to such effect.

          (c) Consents. Parent and Sub shall have received duly executed copies of all material third-party consents and approvals contemplated by this Agreement or the Company Disclosure Letter to be obtained by the Company in form and substance reasonably satisfactory to Parent and Sub, except those consents the failure to so receive would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

     Section 6.3. Conditions of Obligations of the Company. The obligation of the Company to effect the Merger is subject to the satisfaction of the following conditions, unless waived in writing by the Company:

          (a) Representations and Warranties. The representations and warranties of Parent and Sub set forth in this Agreement shall be true and correct or, in the case of representations and warranties not containing any materiality qualifier, including, without limitation, "Material Adverse Effect," shall be true and correct in all material respects (i) as of November 27, 1995 and (ii) as of the Closing Date, as though made on and as of the Closing Date (provided that, in the cases of clauses (i) and (ii), any such representation and warranty made as of a specific date shall be true and correct as of such specific date), and the Company shall have received a certificate signed by the Chief Financial Officer of Parent and the President of Sub to such effect.

          (b) Performance of Obligations of Parent and Sub. Each of Parent and Sub shall have performed in all material respects all obligations and covenants, taken as a whole, required to be performed by it under this Agreement prior to or as of the Closing Date, and the Company shall have received a certificate signed by the Chief Financial Officer of Parent and the President of Sub to such effect.

          (c) Consents. The Company shall have received duly executed copies of all material third-party consents and approvals contemplated by this Agreement and the Parent Disclosure Letter to be obtained by Parent in form and substance reasonably satisfactory to the Company, except those consents the failure to so receive, would not, individually or in the aggregate, have a Material Adverse Effect on Parent.

          (d) Parent Officer. Barry Diller shall be Chairman and/or Chief Executive Officer and/or President of Parent and shall not have resigned all such positions or announced an intention to do so.

                                   ARTICLE 7

                                  TERMINATION

     Section 7.1. Termination. This Agreement may be terminated at any time prior to the Effective Time of the Merger, whether before or after approval of the Merger by the stockholders of Parent and the Company:

          (a) by mutual written consent duly authorized by the Boards of Directors of Parent and the Company;

          (b) by either Parent or the Company if the Merger shall not have been consummated by December 31, 1996, provided that such date may be extended by either party if the definitive Proxy Statement is not mailed to stockholders of Parent and the Company by November 15, 1996 due to events related to the transaction relating to Home Shopping Network, Inc. ("HSN") referred to in the Parent Disclosure Letter (or another transaction involving the capital stock of HSN) (the "HSN Transaction") to be described in the preliminary Proxy Statement, by such number of days after November 15, 1996 until the definitive Proxy Statement is so mailed, and provided further that the right to terminate this Agreement under this Section 7.1(b) (or to extend the termination date pursuant to the preceding clause) shall not be available to any party whose action or failure to act has been the cause of or resulted in the failure of the Merger to occur on or before such date and such action or failure to act constitutes a breach of this Agreement;

          (c) by either Parent or the Company, if (i) a court of competent jurisdiction or other Governmental Entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, which order, decree or ruling is final and nonappealable or (ii) a governmental, regulatory or administrative agency or commission shall seek to enjoin the Merger and the terminating party reasonably believes that the time period required to resolve such governmental action and the related uncertainty is reasonably likely to have a Material Adverse Effect on either Parent or the Company;

          (d) by either Parent or the Company, if the required approvals of the stockholders of Parent or the Company contemplated by this Agreement shall not have been obtained by reason of the failure to obtain the required vote upon a vote taken at a meeting of stockholders duly convened therefor or at any adjournment thereof (provided that the right to terminate this Agreement under this Section 7.1(d) shall not be available to any party where the failure to obtain stockholder approval of such party shall have been caused by the action or failure to act of such party in breach of this Agreement);

          (e) by either Parent or the Company, if the Company (i) shall have accepted or recommended to the stockholders of the Company a Superior Proposal, and (ii) in the case of the termination of this Agreement by the Company, the Company shall have paid to Parent all amounts owing by the Company to Parent under Section 7.3(b);

          (f) by Parent, if the Board of Directors of the Company shall have withdrawn or modified its recommendation concerning the Merger referred to in Section 3.14 and such action or inaction shall not be due to a breach by Parent of the nature described in Section 6.2(a) or (b);

          (g) by the Company, if the Board of Directors of Parent shall have withdrawn or modified the recommendation referred to in Section 4.14(c) and such action or inaction shall not be due to a breach by the Company of the nature described in Section 6.3(a) or (b);

          (h) by the Company, in the event that Barry Diller shall not be Chairman and/or Chief Executive Officer and/or President of Parent;

          (i) by the Company, upon a breach of any representation, warranty, covenant or agreement on the part of Parent set forth in this Agreement, or if any representation or warranty of Parent shall have become untrue, in either case such that the conditions set forth in Section 6.3(a) or Section 6.3(b) would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided that if such inaccuracy in Parent's representations and warranties or breach by Parent is curable by Parent through the exercise of its reasonable efforts and for so long as Parent continues to exercise such reasonable efforts, the Company may not terminate this Agreement under this
     Section 7.1(i); or

          (j) by Parent, upon a breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue, in either case such that the conditions set forth in Section 6.2(a) or Section 6.2(b) would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided that if such inaccuracy in the Company's representations and warranties or breach by the Company is curable by the Company through the exercise of its reasonable efforts and for so long as the Company continues to exercise such reasonable efforts, Parent may not terminate this Agreement under this
     Section 7.1(j).

     Section 7.2. Effect of Termination. In the event of the termination of this Agreement as provided in Section 7.1, this Agreement shall be of no further force or effect, except (a) as set forth in the last sentence of Section 5.1, this Section 7.2, Section 7.3 (but only to the extent an event described in clause (i) or (ii) of Section 7.3(b) occurs prior to termination of this Agreement), and Article 8 (general provisions), each of which shall survive the termination of this Agreement, and (b) nothing herein shall relieve any party from liability for any breach of this Agreement.

     Section 7.3.  Fees and Expenses.

     (a) Except as set forth in this Section 7.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, whether or not the Merger is consummated; provided, however, that Parent and the Company shall share equally all fees and expenses, other than attorneys' fees, incurred in relation to the printing, filing and mailing of the Proxy Statement (including any preliminary materials related thereto) and the S-4 (including financial statements and exhibits) and any amendments or supplements thereto, but only to the extent such fees and expenses relate to the Merger or the issuance of Parent Company Stock in the Merger.

     (b) Upon the occurrence of any of the following events, the Company shall immediately make payment to Parent (by wire transfer of immediately available funds to an account designated by Parent) of a breakup fee in the amount of $7,500,000 (the "Breakup Fee"): (i) the Company shall have accepted a Superior Proposal; or (ii) the Board of Directors of the Company shall have withdrawn or modified its recommendation concerning the Merger referred to in Section 3.14, or shall have disclosed its intention to change such recommendation, and, in the case of clause (ii) hereof, Parent and Sub shall have terminated this Agreement.

     (c) Payment of the fee described in Section 7.3(b) above shall not be in lieu of damages incurred in the event of breach of this Agreement.

                                   ARTICLE 8

                               GENERAL PROVISIONS

     Section 8.1. Amendment. This Agreement may be amended prior to the Effective Time by the parties, by action taken by their respective Boards of Directors, at any time before or after approval of the Merger by the stockholders of Parent and the Company but, after any such approval, no amendment shall be made which by law requires further approval by such stockholders without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

     Section 8.2. Extension; Waiver. At any time prior to the Effective Time (whether before or after approval of the stockholders of Parent and the Company), the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement and (c) waive compliance with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

     Section 8.3.  Nonsurvival of Representations, Warranties and
Agreements. All representations, warranties and agreements in this Agreement or in any instrument or certificate delivered pursuant to this Agreement shall be deemed to be conditions to the Merger and shall not survive the Merger, except for the agreements contained in Sections 2.2 (exchange of Certificates), 2.3 (options, restricted stock, warrant agreements), 2.4

(further assurances), 5.13 (indemnification), 5.15 (company debentures and notes), 5.16 (employee benefits) and 7.3 (regarding the payment of fees and expenses), each of which shall survive the Merger.

     Section 8.4. Entire Agreement. This Agreement (including the Exhibits, Annex and Disclosure Letters hereto) and the other documents referenced herein contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, with respect thereto.

     Section 8.5. Severability. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 8.6. Notices. All notices and other communications pursuant to this Agreement shall be in writing and shall be deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally recognized, overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

     (a) if to Parent or Sub, to:

               Silver King Communications, Inc.
           12425 28th Street North
           St. Petersburg, FL 33716
           Attention: Michael Drayer, Esq.
           Telecopier: (813) 572-3152;

     with a copy to:

               Wachtell, Lipton, Rosen & Katz
           51 West 52nd Street
           New York, NY 10019-5150
           Attention: Pamela S. Seymon, Esq.
           Telecopier: (212) 403-2000.

     (b) if to the Company, to:

               Savoy Pictures Entertainment, Inc.
           152 West 57th Street
           New York, NY 10019
           Attention: Lewis J. Korman
                      Howard K. Bass
           Telecopier: (212) 247-5985;

     with a copy to:

               Simpson Thacher & Bartlett
           425 Lexington Avenue
           New York, NY 10017
           Attention: Michael D. Nathan, Esq.
           Telecopier: 212-455-2502.

All such notices and other communications shall be deemed to have been received
(a) in the case of personal delivery, on the date of such delivery, (b) in the case of a telecopy, when the party receiving such telecopy shall have confirmed receipt of the communication, (c) in the case of delivery by nationally recognized overnight courier, on the Business Day following dispatch and (d) in the case of mailing, on the third Business Day following such mailing.

     Section 8.7. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 8.8. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     Section 8.9. Benefits; Assignment. This Agreement is not intended to confer upon any person other than the parties any rights or remedies hereunder and shall not be assigned by operation of law or otherwise; provided, however, that (a) the Company's employees that are parties to the agreements referred to in Section 5.16 are intended beneficiaries of the covenants and agreements contained in Section 5.16; (b) the holders of the Company Options, Company Restricted Stock and Warrants are intended beneficiaries of the covenants and agreements contained in Section 2.3; (c) the officers and directors of the Company are intended beneficiaries of the covenants and agreements contained in
Section 5.13 and (d) Sub may assign all or any portion of its rights and obligations hereunder to any other newly formed, wholly owned subsidiary of Parent, provided that such assignment shall not alter the treatment of the Merger under the Code for Company Stockholders, and the Company shall execute any amendment to this Agreement necessary to provide the benefits of this Agreement to any such assignee.

     Section 8.10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein, without giving effect to laws that might otherwise govern under applicable principles of conflicts of law.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereinto duly authorized, as of the date first written above.

                                             SILVER KING COMMUNICATIONS, INC.

                                             By: /s/ BARRY DILLER

                                               ---------------------------------
                                             Name: Barry Diller

                                                 -------------------------------
                                             Title:  Chairman of the Board and

                                                 -------------------------------
                                                 Chief Operating Officer

                                                 -------------------------------

                                                 -------------------------------

                                             THAMES ACQUISITION CORP.

                                             By: /s/ JAMES MILLER

                                               ---------------------------------
                                             Name: James Miller

                                                 -------------------------------
                                             Title:  Chairman of the Board,

                                                 -------------------------------
                                                 President and Treasurer

                                                 -------------------------------

                                                 -------------------------------

                                             SAVOY PICTURES ENTERTAINMENT, INC.

                                             By: /s/ LEWIS J. KORMAN

                                               ---------------------------------
                                             Name: Lewis J. Korman

                                                 -------------------------------
                                             Title:  President and Chief

                                                 -------------------------------
                                                 Operating Officer

                                                 -------------------------------

                                                 -------------------------------

                [SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER]

                                   EXHIBIT A

                        FORM OF COMPANY AFFILIATE LETTER

Silver King Communications, Inc.
12425 28th Street North
St. Petersburg, FL 33716

Gentlemen:

     I have been advised that as of the date of this letter I may be deemed to be an "affiliate" of Savoy Pictures Entertainment, Inc., a Delaware corporation (the "Company"), as the term "affiliate" is defined for purposes of paragraphs
(c) and (d) of Rule 145 of the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"). Pursuant to the terms of the Agreement and Plan of Merger, dated as of November 27, 1995, as amended as of March 22, 1996, and as amended and restated as of August 13, 1996 (the "Agreement"), by and among Silver King Communications, Inc., a Delaware corporation ("Parent"), Thames Acquisition Corp., a Delaware corporation ("Sub"), and the Company, Sub will be merged with and into the Company (the "Merger").

     As a result of the Merger, I may receive shares of Common Stock, par value $0.01 per share, of Parent (the "Parent Securities"). I would receive such shares in exchange for shares (or options for shares) owned by me of Common Stock, par value $0.01 per share, of the Company (the "Company Securities").

     I represent, warrant and covenant to Parent that in the event I receive any Parent Securities as a result of the Merger:

          A. I shall not make any sale, transfer, assignment or other disposition of the Parent Securities in violation of the Act or the Rules and Regulations.

          B. I have carefully read this letter and the Agreement and discussed the requirements of such documents and other applicable limitations upon my ability to sell, transfer, assign or otherwise dispose of Parent Securities to the extent I felt necessary, with my counsel or counsel for the Company.

          C. I have been advised that the issuance of Parent Securities to me pursuant to the Merger has been registered with the Commission under the Act on a Registration Statement on Form S-4. However, I have also been advised that, because at the time the Merger is submitted for a vote of the stockholders of the Company, (a) I may be deemed to be an affiliate of the Company and (b) the distribution by me of the Parent Securities has not been registered under the Act, I may not sell, transfer, assign or otherwise dispose of Parent Securities issued to me in the Merger unless
     (i) such sale, transfer, assignment or other disposition is made in conformity with the volume and other limitations of Rule 145 promulgated by the Commission under the Act, (ii) such sale, transfer, assignment or other disposition has been registered under the Act or (iii) in the opinion of counsel reasonably acceptable to Parent, such sale, transfer, assignment or other disposition is otherwise exempt from registration under the Act.

          D. I understand that Parent is under no obligation to register the sale, transfer, assignment or other disposition of the Parent Securities by me or on my behalf under the Act or to take any other action necessary in order to make compliance with an exemption from such registration available solely as a result of the Merger.

          E. I also understand that there will be placed on the certificates for the Parent Securities issued to me or any substitutions therefor, a legend stating in substance:

        "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIED. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT DATED NOVEMBER 27, 1995 BETWEEN THE REGISTERED HOLDER HEREOF AND SILVER KING COMMUNICATIONS, INC., A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF SILVER KING COMMUNICATIONS, INC."

          F. I also understand that unless a sale or transfer is made in conformity with the provisions of Rule 145, or pursuant to a registration statement, Parent reserves the right to put the following legend on certificates issued to any transferee:

        "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND WERE ACQUIRED FROM A PERSON WHO RECEIVED SUCH SHARES IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIED. THE SHARES HAVE BEEN ACQUIRED BY THE HOLDER NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933."

     It is understood and agreed that the legends set forth in paragraphs E and F above shall be removed by delivery of substitute certificates without such legend if the undersigned shall have delivered to Parent a copy of a letter from the staff of the Commission, or an opinion of counsel reasonably satisfactory to Parent in form and substance reasonably satisfactory to Parent, to the effect that such legend is not required for purposes of the Act.

     Execution of this letter should not be considered an admission on my part that I am an "affiliate" of the Company as described in the first paragraph of this letter, or as a waiver of any rights I may have to object to any claim that I am such an affiliate on or after the date of this letter.

                                          Very truly yours,

                                          --------------------------------------
                                          Name:

Accepted this      day of
            , 1996, by

SILVER KING COMMUNICATIONS, INC.

By
-----------------------------------
   Name:
   Title:

                                    ANNEX A
             COMPANY STOCKHOLDERS PARTY TO COMPANY VOTING AGREEMENT

                              VICTOR A. KAUFMAN

                              SPOUSE OF VICTOR A. KAUFMAN
                              LEWIS J. KORMAN
                              SPOUSE OF LEWIS J. KORMAN
                              TRUSTS FOR THE BENEFIT OF KORMAN
                                CHILDREN
                              GKH PARTNERS, L.P.
                              ALLEN VALUE LIMITED AND ALLEN
                                VALUE PARTNERS
                              ALLEN & COMPANY INCORPORATED

                                    ANNEX B
             COMPANY STOCKHOLDERS PARTY TO PARENT VOTING AGREEMENT

                               SILVER COMPANY

                               BARRY DILLER
                               ARROW HOLDINGS, LLC
                               LIBERTY MEDIA CORP.

                                                                      APPENDIX B

                                                                  CONFORMED COPY

--------------------------------------------------------------------------------

                   AGREEMENT AND PLAN OF EXCHANGE AND MERGER
                                  BY AND AMONG
                       SILVER KING COMMUNICATIONS, INC.,
                            HOUSE ACQUISITION CORP.,
                          HOME SHOPPING NETWORK, INC.
                                      AND
                               LIBERTY HSN, INC.

                             AS OF AUGUST 25, 1996

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                             PAGE
                                                                                             ----
ARTICLE 1  THE EXCHANGE AND THE MERGER.....................................................    1
    Section 1.1.    The Exchange...........................................................    1
    Section 1.2.    The Merger.............................................................    2
    Section 1.3.    Effective Time of the Merger...........................................    2
    Section 1.4.    Closing................................................................    2
    Section 1.5.    Effects of the Merger..................................................    2
    Section 1.6.    Certificate of Incorporation and Bylaws of Surviving Corporation.......    2

ARTICLE 2  EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE CONSTITUENT CORPORATIONS;
           EXCHANGE OF CERTIFICATES........................................................    2
    Section 2.1.    Effect on Capital Stock................................................    2
                    (a)  Capital Stock of Sub..............................................    2
                    (b)  Cancellation of Certain Shares of Company Common Stock and Company
                         Class B Common Stock..............................................    3
                    (c)  Exchange Ratio for Company Common Stock...........................    3
                    (d)  Exchange Ratio for Company Class B Common Stock...................    3
                    (e)  Adjustment of Common Stock Exchange Ratio and Class B Common Stock
                         Exchange Ratio....................................................    3
                    (f)  Adjustment of Contingent Right and Shares under Exchange
                         Agreement.........................................................    3
    Section 2.2.    Exchange of Certificates...............................................    4
                    (a)  Exchange Agent....................................................    4
                    (b)  Exchange Procedures...............................................    4
                    (c)  Distributions with Respect to Unsurrendered Certificates..........    5
                    (d)  No Further Ownership Rights in Company Common Stock...............    5
                    (e)  No Issuance of Fractional Shares..................................    5
                    (f)  Termination of Exchange Fund......................................    6
                    (g)  No Liability......................................................    6
                    (h)  Lost, Stolen or Destroyed Certificates............................    6
    Section 2.3.    Stock Options..........................................................    6
    Section 2.4.    Taking of Necessary Action; Further Action.............................    7


                                                                                             PAGE
                                                                                             ----
ARTICLE 3  REPRESENTATIONS AND WARRANTIES OF THE COMPANY...................................    7
    Section 3.1.    Organization and Qualification; Subsidiaries...........................    7
    Section 3.2.    Certificate of Incorporation and Bylaws................................    7
    Section 3.3.    Capitalization.........................................................    7
    Section 3.4.    Authority Relative to this Agreement...................................    8
    Section 3.5.    No Conflict; Required Filings and Consents.............................    9
    Section 3.6.    Compliance; Permits....................................................    9
    Section 3.7.    SEC Filings; Financial Statements......................................   10
    Section 3.8.    Absence of Certain Changes or Events...................................   10
    Section 3.9.    Absence of Litigation..................................................   10
    Section 3.10.   Registration Statement; Proxy Statement................................   11
    Section 3.11.   Taxes..................................................................   11
    Section 3.12.   Brokers................................................................   11
    Section 3.13.   Opinion of Financial Advisor...........................................   11
    Section 3.14.   Board Approval.........................................................   12
    Section 3.15.   Employee Benefit Plans.................................................   12
    Section 3.16.   Tax Matters............................................................   12

ARTICLE 4  REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB................................   13
    Section 4.1.    Organization and Qualification; Subsidiaries...........................   13
    Section 4.2.    Certificate of Incorporation and Bylaws................................   13
    Section 4.3.    Capitalization.........................................................   13
    Section 4.4.    Authority Relative to this Agreement...................................   14
    Section 4.5.    No Conflict; Required Filings and Consents.............................   14
    Section 4.6.    Compliance; Permits....................................................   15
    Section 4.7.    SEC Filings; Financial Statements......................................   16
    Section 4.8.    Absence of Certain Changes or Events...................................   16
    Section 4.9.    Absence of Litigation..................................................   16
    Section 4.10.   Registration Statement; Proxy Statement................................   17

    Section 4.11.   Taxes..................................................................   17
    Section 4.12.   Brokers................................................................   17
    Section 4.13.   Opinion of Financial Advisor...........................................   17
    Section 4.14.   Board Approval.........................................................   17
    Section 4.15.   Interim Operations of Sub..............................................   18
    Section 4.16.   Employee Benefit Plans.................................................   18
    Section 4.17.   Tax Matters............................................................   18
    Section 4.18.   BDTV Arrangements......................................................   18

ARTICLE 5  REPRESENTATIONS AND WARRANTIES OF LIBERTY HSN...................................   19
    Section 5.1.    Organization and Qualification; Subsidiaries...........................   19
    Section 5.2.    Certificate of Incorporation and Bylaws................................   19
    Section 5.3.    Capitalization; Business of Liberty HSN................................   19
    Section 5.4.    Authority Relative to this Agreement...................................   19


                                                                                             PAGE
                                                                                             ----
    Section 5.5.    No Conflict; Required Filings and Consents.............................   19
    Section 5.6.    Ownership of Company Stock.............................................   20
    Section 5.7.    Absence of Litigation..................................................   20
    Section 5.8.    Brokers................................................................   20
    Section 5.9.    Tax Matters............................................................   20

ARTICLE 6  CONDUCT AND TRANSACTIONS PRIOR TO EFFECTIVE TIME; ADDITIONAL AGREEMENTS.........
                                                                                              20
    Section 6.1.    Information and Access.................................................   20
    Section 6.2.    Conduct of Business of the Company.....................................   21
    Section 6.3.    Conduct of Business of Parent..........................................   21
    Section 6.4.    Preparation of S-4, Schedule 13E-3 and Proxy Statement; Other
                    Filings................................................................   22
    Section 6.5.    Letter of Independent Auditors.........................................   23
    Section 6.6.    Stockholders' Meetings.................................................   23
    Section 6.7.    Agreements to Take Reasonable Action...................................   23
    Section 6.8.    Consents...............................................................   24
    Section 6.9.    NASDAQ Quotation.......................................................   24
    Section 6.10.   Public Announcements...................................................   24
    Section 6.11.   Affiliates.............................................................   24
    Section 6.12.   Defense of Litigation..................................................   24
    Section 6.13.   Indemnification........................................................   24
    Section 6.14.   Notification of Certain Matters........................................   24
    Section 6.15.   The Company Debentures.................................................   24
    Section 6.16.   Employee Agreements....................................................   25
    Section 6.17.   Reorganization.........................................................   25
    Section 6.18.   Exchange Agreement.....................................................   25
    Section 6.19.   Parent Directors.......................................................   25

ARTICLE 7  CONDITIONS PRECEDENT............................................................   25
    Section 7.1.    Conditions to Each Party's Obligation to Effect the Merger and the
                    Exchange...............................................................   25
                    (a)  FCC Approvals; HSR Approval.......................................   25
                    (b)  Stockholder Approval..............................................   26
                    (c)  Effectiveness of the S-4..........................................   26
                    (d)  Liberty Exchange..................................................   26
                    (e)  Governmental Entity Approvals.....................................   26
                    (f)  No Injunctions or Restraints; Illegality..........................   26
                    (g)  NASDAQ Quotation..................................................   26
                    (h)  Consummation of Savoy Merger......................................   26
    Section 7.2.    Conditions of Obligations of Parent and Sub............................   26
                    (a)  Representations and Warranties....................................   26
                    (b)  Performance of Obligations of the Company and Liberty HSN.........   27
                    (c)  Consents..........................................................   27
                    (d)  Tax Opinion.......................................................   27



                                                                                             PAGE
                                                                                             ----
    Section 7.3.    Conditions of Obligations of the Company...............................   27
                    (a)  Representations and Warranties....................................   27
                    (b)  Performance of Obligations of Parent, Sub and Liberty HSN.........   27
                    (c)  Consents..........................................................   27
                    (d)  Tax Opinion.......................................................   27
    Section 7.4.    Conditions of Obligations of Liberty HSN...............................   36

ARTICLE 8  TERMINATION.....................................................................   36
    Section 8.1.    Termination............................................................   36
    Section 8.2.    Effect of Termination..................................................   29
    Section 8.3.    Fees and Expenses......................................................   29

ARTICLE 9  GENERAL PROVISIONS..............................................................   29
    Section 9.1.    Failure to Consummate the Merger.......................................   29
    Section 9.2.    Amendment..............................................................   30
    Section 9.3.    Extension; Waiver......................................................   30
    Section 9.4.    Nonsurvival of Representations, Warranties and Agreements..............   30
    Section 9.5.    Entire Agreement.......................................................   30
    Section 9.6.    Severability...........................................................   30
    Section 9.7.    Notices................................................................   30
    Section 9.8.    Headings...............................................................   32
    Section 9.9.    Counterparts...........................................................   32
    Section 9.10.   Benefits; Assignment...................................................   32
    Section 9.11.   Governing Law..........................................................   32
    Section 9.12.   Tax Matters............................................................   32

EXHIBIT A           Terms of Contingent Rights.............................................

EXHIBIT B           Form of Company Affiliate Letter.......................................

EXHIBIT C           Exchange Agreement Term Sheet..........................................

ANNEX A             Company Stockholders Party to Company Voting Agreement.................

ANNEX B             Parent Stockholders Party to Parent Voting Agreement...................

                             INDEX OF DEFINED TERMS

                                   TERM                                           SECTION
--------------------------------------------------------------------------  --------------------
"Agreement"...............................................................  Preamble
"Approvals"...............................................................  Section 3.1
"BDTV"....................................................................  Recitals
"Blue Sky Laws"...........................................................  Section 4.5(b)
"Business Day"............................................................  Section 1.4
"Certificate of Merger"...................................................  Section 1.3
"Certificates"............................................................  Section 2.2(b)
"Class B Common Stock Exchange Ratio".....................................  Section 2.1(d)
"Closing".................................................................  Section 1.4
"Closing Date"............................................................  Section 1.4
"Code"....................................................................  Recitals
"Common Shares Trust".....................................................  Section 2.2(e)(iii)
"Common Stock Exchange Ratio".............................................  Section 2.1(c)
"Commonly Controlled Entity"..............................................  Section 3.15(a)
"Company".................................................................  Preamble
"Company Banker"..........................................................  Section 3.12
"Company Benefit Plans"...................................................  Section 3.15(a)
"Company Class B Common Stock"............................................  Section 2.1(d)
"Company Common Stock"....................................................  Section 2.1(c)
"Company Disclosure Letter"...............................................  Section 3.3
"Company FCC Approval"....................................................  Section 3.5(b)
"Company Option"..........................................................  Section 2.3
"Company Option Plans"....................................................  Section 2.3
"Company Permits".........................................................  Section 3.6(b)
"Company Preferred Stock".................................................  Section 3.3
"Company SEC Reports".....................................................  Section 3.7(a)
"Company Stock"...........................................................  Section 2.1(d)
"Company Voting Agreement"................................................  Recitals
"Constituent Corporations"................................................  Section 1.2
"Contingent Right"........................................................  Section 2.1(d)
"Delaware Statute"........................................................  Recitals
"Effective Time"..........................................................  Section 1.3
"ERISA"...................................................................  Section 3.15(a)
"ERISA Plan"..............................................................  Section 3.15(a)
"Excess Shares"...........................................................  Section 2.2(e)(ii)
"Exchange"................................................................  Section 1.1
"Exchange Act"............................................................  Section 3.5(b)
"Exchange Agent"..........................................................  Section 2.2(a)
"Exchange Agreement"......................................................  Section 3.4
"Exchange Fund"...........................................................  Section 2.2(a)
"FCC".....................................................................  Section 2.1(f)
"FCC Approval"............................................................  Section 4.5(b)
"FCC Regulations".........................................................  Section 2.1(f)
"GAAP"....................................................................  Section 3.7(b)
"Governmental Entity".....................................................  Section 3.5(b)


                                   TERM                                           SECTION
--------------------------------------------------------------------------  --------------------
"HSR Act".................................................................  Section 6.4
"Indenture"...............................................................  Section 6.15
"Liberty".................................................................  Section 2.1(f)
"Liberty Adverse Effect"..................................................  Section 5.1
"Liberty Group"...........................................................  Section 2.1(f)
"Liberty HSN".............................................................  Preamble
"Liberty HSN Disclosure Letter"...........................................  Section 5.5(a)
"Liberty HSN Shares"......................................................  Section 5.6
"Material Adverse Effect".................................................  Section 3.1, 4.1
"Merger"..................................................................  Recitals
"Multiemployer Plan"......................................................  Section 3.15(a)
"NASD"....................................................................  Section 2.2(e)(iii)
"Other Filings"...........................................................  Section 6.4
"Parent"..................................................................  Preamble
"Parent Banker"...........................................................  Section 4.12
"Parent Benefit Plans"....................................................  Section 4.16(a)
"Parent Class B Common Stock".............................................  Section 2.1(d)
"Parent Common Stock".....................................................  Section 2.1(c)
"Parent Disclosure Letter"................................................  Section 4.3
"Parent ERISA Plan".......................................................  Section 4.16(a)
"Parent Permits"..........................................................  Section 4.6(b)
"Parent Preferred Stock"..................................................  Section 4.3
"Parent SEC Reports"......................................................  Section 4.7(a)
"Parent Stock"............................................................  Section 2.1(d)
"Parent Voting Agreement".................................................  Recitals
"Proxy Statement".........................................................  Section 3.5(b)
"S-4".....................................................................  Section 3.10
"Schedule 13E-3"..........................................................  Section 3.5(b)
"SEC".....................................................................  Section 3.1
"Securities Act"..........................................................  Section 3.7(a)
"Special Committee".......................................................  Section 3.14
"Stockholders Meeting"....................................................  Section 3.10
"Stockholders Meetings"...................................................  Section 3.10
"Sub".....................................................................  Preamble
"Sub Class B Common Stock"................................................  Section 4.3
"Sub Common Stock"........................................................  Section 4.3
"Surviving Corporation"...................................................  Section 1.2
"Surviving Corporation Class B Common Stock"..............................  Section 2.1(a)
"Surviving Corporation Common Stock"......................................  Section 2.1(a)
"Tax Return"..............................................................  Section 3.11
"Taxes"...................................................................  Section 3.11
"TCI".....................................................................  Section 2.1(f)
"Term Sheet"..............................................................  Section 3.4
"Transactions:............................................................  Section 3.4
"Trustee".................................................................  Section 6.15

                   AGREEMENT AND PLAN OF EXCHANGE AND MERGER

     THIS AGREEMENT AND PLAN OF EXCHANGE AND MERGER (this "Agreement") is dated as of August 25, 1996, by and among SILVER KING COMMUNICATIONS, INC., a Delaware corporation ("Parent"), HOUSE ACQUISITION CORP., a Delaware corporation and a wholly owned subsidiary of Parent ("Sub"), HOME SHOPPING NETWORK, INC., a Delaware corporation (the "Company"), and LIBERTY HSN, INC., a Colorado corporation ("Liberty HSN").

                                   RECITALS:

     A. The Boards of Directors of Parent, Sub and the Company and the Special Committee of the Board of Directors of the Company have each approved the terms and conditions of the business combination between Parent and the Company to be effected by the merger (the "Merger") of Sub with and into the Company, pursuant to the terms and subject to the conditions of this Agreement and the General Corporation Law of the State of Delaware (the "Delaware Statute"), and each deems the Merger advisable and in the best interests of each corporation.

     B. Each of Parent, Sub and the Company desires to make certain representations, warranties, covenants and agreements in connection with the Merger.

     C. Concurrently with the execution of this Agreement and as an inducement to Parent to enter into this Agreement, each of the persons listed on Annex A has entered into a voting agreement (the "Company Voting Agreement") pursuant to which such person has agreed, among other things, to vote its shares of Company Stock (as defined in Section 2.1(d)) in favor of this Agreement, the Merger and the other transactions contemplated by this Agreement.

     D. Concurrently with the execution of this Agreement and as an inducement to the Company to enter into this Agreement, each of the persons listed on Annex B has entered into a voting agreement (the "Parent Voting Agreement") pursuant to which such person has agreed, among other things, to vote its shares, or to cause BDTV INC., a Delaware corporation and the holder of Parent Stock ("BDTV"), to vote shares that are beneficially or of record owned by such person and are held by BDTV, of Parent Stock (as defined in Section 2.1(d)), in favor of the issuance of Parent Stock in connection with the Merger and any other matter which requires its vote in connection with the transactions contemplated by this Agreement.

     E. For federal income tax purposes, it is intended that the Merger and the transactions contemplated thereby (including the issuance of Parent Stock pursuant to the Contingent Right (as defined in Section 2.1(d))) and by the Exchange Agreement (as defined in Section 3.4) qualify as a reorganization under the provisions of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code").

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained in this Agreement, the parties agree as follows:

                                   ARTICLE 1

                          THE EXCHANGE AND THE MERGER

     Section 1.1. The Exchange. Upon the terms and subject to the conditions of this Agreement, immediately prior to the Effective Time (as defined in Section 1.3) and provided that all of the conditions set forth in Article 7 (excluding
Section 7.1(d) but simultaneous with the execution of the Exchange Agreement) to be satisfied prior to the Closing (as defined in Section 1.4) have been satisfied or duly waived, Liberty HSN shall exchange, or shall cause its subsidiary to exchange, in the aggregate 17,566,702 shares of Company Common Stock (as defined in Section 2.1(c)) and 739,141 shares of Company Class B Common Stock (as defined in Section 2.1(d)) for, respectively, 17,566,702 shares of Sub Common Stock (as defined in Section 4.3) and 739,141 shares of Sub Class B Common Stock (as defined in Section 4.3) (such actions, collectively, the "Exchange").

     Section 1.2. The Merger. Upon the terms and subject to the conditions of this Agreement and in accordance with the Delaware Statute, at the Effective Time, Parent shall cause Sub to be merged with and into the Company. Following the Merger, the Company shall continue as the surviving corporation (the "Surviving Corporation") and the separate corporate existence of Sub shall cease. Sub and the Company are collectively referred to as the "Constituent Corporations."

     Section 1.3. Effective Time of the Merger. Subject to the provisions of this Agreement, a certificate of merger (the "Certificate of Merger") shall be duly prepared, executed and acknowledged by the Surviving Corporation and thereafter delivered to the Secretary of State of the State of Delaware for filing, as provided in the Delaware Statute, simultaneously with or as soon as practicable following the Closing. The Merger shall become effective upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware (the "Effective Time").

     Section 1.4. Closing. Unless this Agreement shall have been terminated pursuant to Section 8.1, the closing of the Exchange and the Merger (the "Closing") will take place at 10:00 a.m. on a date (the "Closing Date") to be mutually agreed upon by the parties, which date shall be no later than the third Business Day (as defined below) after satisfaction of the latest to occur of the conditions set forth in Sections 7.1 (other than Sections 7.1(d), 7.1(f)), 7.2(b) (other than the delivery of the officers' certificate referred to therein), 7.2(c), 7.3(b) (other than the delivery of the officers' certificate referred to therein), and 7.3(c), and shall be on the same day as the satisfaction of the condition in Section 7.1(d) (provided, that all closing conditions set forth in Article 7 have been satisfied or waived at or prior to the Closing), unless another date is agreed to in writing by the parties. The Closing shall take place at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York 10019, unless another place is agreed to in writing by the parties. As used in this Agreement, "Business Day" shall mean any day, other than a Saturday, Sunday or legal holiday on which banks are permitted to close in the City and State of New York and the State of Delaware.

     Section 1.5. Effects of the Merger. At the Effective Time: (a) the separate existence of Sub shall cease and Sub shall be merged with and into the Company, with the result that the Company shall be the Surviving Corporation, and (b) the Merger shall have all of the effects provided by the Delaware Statute.

     Section 1.6. Certificate of Incorporation and Bylaws of Surviving Corporation. At the Effective Time, (a) the certificate of incorporation of the Company shall be the certificate of incorporation of the Surviving Corporation until altered, amended or repealed as provided in the Delaware Statute; (b) the bylaws of Sub shall become the bylaws of the Surviving Corporation until altered, amended or repealed as provided in the Delaware Statute or in the certificate of incorporation or bylaws of the Surviving Corporation; (c) the directors of Sub shall become the initial directors of the Surviving Corporation; such directors will hold office from the Effective Time until their respective successors are duly elected or appointed as provided in the certificate of incorporation and bylaws of the Surviving Corporation; and (d) the officers of the Company shall continue as the officers of the Surviving Corporation until such time as their respective successors are duly elected as provided in the bylaws of the Surviving Corporation.

                                   ARTICLE 2

                EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE
               CONSTITUENT CORPORATIONS; EXCHANGE OF CERTIFICATES

     Section 2.1. Effect on Capital Stock. At the Effective Time, subject and pursuant to the terms of this Agreement, by virtue of the Merger and without any action on the part of the Constituent Corporations or the holders of any shares of capital stock of the Constituent Corporations:

          (a) Capital Stock of Sub. Each issued and outstanding share of the common stock, $.00001 par value per share, of Sub shall be converted into 1 validly issued, fully paid and nonassessable share of common stock, $.01 par value per share, of the Surviving Corporation ("Surviving Corporation Common Stock"), and each issued and outstanding share of the Class B common stock, $.00001 par value per share, of Sub shall be converted into 1 validly issued, fully paid and nonassessable share of Class B common stock, $.01 par value per share, of the Surviving Corporation ("Surviving Corporation Class B Common Stock"). Each stock certificate of Sub evidencing ownership of any such shares shall continue to evidence ownership of such shares of Surviving Corporation Common Stock and shares of Surviving Corporation Class B Common Stock.

          (b) Cancellation of Certain Shares of Company Common Stock and Company Class B Common Stock. Each share of Company Common Stock and Company Class B Common Stock that is owned by the Company as treasury stock and each share of Company Common Stock that is owned by Parent, Sub or any other wholly owned subsidiary of Parent shall be cancelled and retired and shall cease to exist, and no capital stock of Parent or other consideration shall be delivered in exchange therefor.

          (c) Exchange Ratio for Company Common Stock. Each share of common stock, $.01 par value per share, of the Company ("Company Common Stock"), issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock to be cancelled pursuant to Section 2.1(b)), shall be converted into the right to receive 0.45 of a fully paid and nonassessable share of common stock, $.01 par value per share, of Parent ("Parent Common Stock") (the

"Common Stock Exchange Ratio"). At the Effective Time, all such shares of Company Common Stock shall no longer be outstanding, and shall automatically be cancelled and retired and cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Parent Common Stock to be issued in consideration therefor upon the surrender of such certificate in accordance with Section 2.2, without interest. No fractional shares of Parent Common Stock shall be issued; and, in lieu thereof, a cash payment shall be made pursuant to Section 2.2(e).

          (d) Exchange Ratio for Company Class B Common Stock. Each share of Class B common stock, $.01 par value per share, of the Company ("Company Class B Common Stock" and, together with the Company Common Stock, "Company Stock"), issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock to be cancelled pursuant to Section 2.1(b)), shall be converted into the right to receive at the effective time (i) 0.54 of a fully paid and nonassessable share of Class B common stock, $.01 par value per share, of Parent ("Parent Class B Common Stock" and, together with the Parent Common Stock, "Parent Stock") (the "Class B Common Stock Exchange Ratio"), and (ii) a pro rata interest in the contingent right to receive additional shares of Parent Class B Common Stock pursuant to the terms set forth in Exhibit A hereto (the "Contingent Right"). At the Effective Time, all such shares of Company Class B Common Stock shall no longer be outstanding, and shall automatically be cancelled and retired and cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Parent Class B Common Stock to be issued in consideration therefor (including pursuant to the Contingent Right) upon the due surrender of such certificate to Parent, and the holder of Company Class B Common Stock shall receive a certificate representing the number of shares of Parent Common Stock described in clause (i) hereof, without interest. No fractional shares of Parent Class B Common Stock shall be issued, and, in lieu thereof, a cash payment shall be made without any interest thereon, based on the closing market price as of the Business Day preceding such exercise on the principal national securities exchange or interdealer system on which the Parent Common Stock is then listed or quoted multiplied by the fractional interest.

          (e) Adjustment of Common Stock Exchange Ratio and Class B Common Stock Exchange Ratio. If, between the date of this Agreement and the Effective Time, the outstanding shares of Parent Common Stock or Parent Class B Common Stock shall have been changed into a different number of shares or a different class by reason of any reclassification, recapitalization, split-up, stock dividend, stock combination, exchange of shares, readjustment or otherwise, then the Common Stock Exchange Ratio or the Class B Common Stock Exchange Ratio (including the Contingent Right), as the case may be, shall be correspondingly adjusted.

          (f) Adjustment of Contingent Right and Shares under Exchange Agreement. To the extent that, immediately prior to the Effective Time, Liberty Media Corporation, a Delaware corporation ("Liberty"), Tele-Communications, Inc., a Delaware corporation ("TCI"), and the controlled affiliates of Liberty and TCI (collectively, including Liberty HSN, the "Liberty Group") are legally permitted under applicable law (including federal communications statutes and the rules, regulations, orders, decrees and policies of the Federal Communications Commission (the "FCC"), and any interpretations or waivers thereof or modifications thereto (such provisions collectively, "FCC Regulations")), to own, directly or indirectly, and without limitation or restriction relating to the continuation of such ownership following issuance, or the imposition of any additional restrictions on the business or assets of the Liberty Group or Parent, in excess of 9,818,194 shares of Parent Stock (the number the Liberty Group would be permitted to own as of the date hereof), as if that certain merger referred to in Section 7.1(h) and the Merger had been consummated as of the date hereof, the following adjustments shall be made: (i) the Contingent Right shall first be reduced by such excess (and the total number of shares of Parent Class B Common Stock to be issued to the Liberty Group at the Effective Time shall be increased pursuant to Section 2.1(d)), until such time as the number of shares of Parent Class B Common Stock to be issued pursuant to the Contingent Right equals zero, (ii) thereafter, the number of shares of Company Class B Common Stock to be exchanged for shares of Sub Class B Common Stock shall be reduced (and the number of shares of Parent Class B Common Stock to be issued to the Liberty Group at the Effective Time shall be increased based on the Class B Common Stock Exchange Ratio), and (iii) thereafter, the number of shares of Company Common Stock to be exchanged for shares of Sub Common Stock shall be reduced (and the number of shares of Parent Common Stock to be issued to the Liberty Group at the Effective Time shall be increased, based on the Common Stock Exchange Ratio).

     Section 2.2. Exchange of Certificates.

     (a) Exchange Agent. Prior to the Closing Date, Parent shall select a bank or trust company reasonably acceptable to the Company to act as exchange agent (the "Exchange Agent") in the Merger. Prior to the Effective Time, Parent shall deposit with the Exchange Agent, for the benefit of the holders of shares of Company Stock, for exchange in accordance with this Article 2, certificates representing the shares of Parent Stock (such shares of Parent Stock, together with any dividends or distributions with respect thereto, are referred to as the "Exchange Fund") issuable pursuant to Section 2.1(c) at the Effective Time in exchange for outstanding shares of Company Common Stock, which shall include such shares of Parent Common Stock to be sold by the Exchange Agent pursuant to
Section 2.2(e), but shall not include shares of Parent Stock to be issued pursuant to the Exchange Agreement or the Contingent Right. The procedures provided in this Section 2.2 shall not apply to such shares of Parent Stock.

     (b) Exchange Procedures. As soon as practicable after the Effective Time, Parent shall instruct the Exchange Agent to mail to each holder of record (other than the Company, Parent, Sub and any wholly owned subsidiary of the Company) of a certificate or certificates which immediately prior to the Effective Time represented issued and outstanding shares of Company Common Stock (collectively, the "Certificates") whose shares were converted into the right to receive Parent Common Stock or Parent Class B Common Stock pursuant to Section 2.1(c) of this Agreement, (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as Parent and the Company may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing Parent Stock and any cash in lieu of fractional shares of Parent Stock or Parent

Class B Common Stock. Upon surrender of a Certificate for cancellation to the Exchange Agent, together with a duly executed letter of transmittal and such other documents as may be reasonably required by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of Parent Stock which such holder has the right to receive pursuant to the provisions of this Article 2 and any cash in lieu of fractional shares of Parent Stock, and the Certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of shares of Company Common Stock which is not registered on the transfer records of the Company, a certificate representing the proper number of shares of Parent Stock and any cash in lieu of fractional shares of Parent Stock may be issued and paid to a transferee if the Certificate representing such Company Stock is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by this Section 2.2, each Certificate shall be deemed, on and after the Effective Time, to represent only the right to receive upon such surrender the certificate representing shares of Parent Common Stock or Parent Class B Common Stock and cash in lieu of any fractional shares of Parent Stock as contemplated by this Article 2 and the Delaware Statute. The consideration to be issued in the Merger will be delivered by the Exchange Agent as promptly as practicable following surrender of a Certificate and any other required documents. No interest will be payable on such consideration regardless of any delay in making payments.

     (c) Distributions with Respect to Unsurrendered Certificates. No dividends or other distributions declared or made after the Effective Time with respect to Parent Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Parent Common Stock or Parent Class B Common Stock represented thereby, and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to Section 2.2(e) until the holder of record of such Certificate shall surrender such Certificate. Subject to the effect, if any, of applicable laws, following surrender of any such Certificate, there shall be paid to the record holder of the certificates representing whole shares of Parent Common Stock or Parent Class B Common Stock issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of any cash payable in lieu of a fractional share of Parent Stock to which such holder is entitled pursuant to Section 2.2(e) and the amount of dividends or other distributions on Parent Common Stock or Parent Class B Common Stock with a record date after the Effective Time theretofore paid with respect to such whole shares of Parent Stock, and (ii) at the appropriate payment date, the amount of dividends or other distributions on Parent Common Stock or Parent Class B Common Stock with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole shares of Parent Stock.

     (d) No Further Ownership Rights in Company Common Stock. All shares of Parent Common Stock or Parent Class B Common Stock issued upon the surrender for exchange of shares of Company Common Stock or Company Class B Common Stock in accordance with the terms of this Article 2 (plus any cash paid pursuant to Section 2.2(c) or 2.2(e)) shall be deemed to have been issued (and paid) in full satisfaction of all rights pertaining to such shares of Company Common Stock or Company Class B Common Stock. From and after the Effective Time, the stock transfer books of the Company shall be closed with respect to the shares of Company Common Stock or Company Class B Common Stock, and there shall be no further registration of transfers on the stock transfer books of the Company or the Surviving Corporation of the shares of Company Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this Article 2.

     (e) No Issuance of Fractional Shares.

          (i) No certificates or scrip for fractional shares of Parent Stock shall be issued upon the surrender for exchange of Certificates, and such fractional share interests will not entitle the owner thereof to vote or to any rights of a stockholder of Parent.

          (ii) As promptly as practicable following the Effective Time, the Exchange Agent shall determine the excess of (A) the number of full shares of Parent Common Stock delivered to the Exchange Agent by Parent pursuant to Section 2.2(a) over (B) the aggregate number of full shares of Parent Common Stock to be distributed to holders of Company Common Stock pursuant to Section 2.2(b) (such excess being herein called the "Excess Shares"). As soon after the Effective Time as practicable, the Exchange Agent, as agent for the holders of Company Common Stock, shall sell the Excess Shares at then prevailing prices in the over-the-counter market, all in the manner provided in clause (iii) of this Section 2.2(e). A fractional share of Parent Class B Common Stock shall be deemed to have the same value as the same fractional share of Parent Common Stock. To the extent that a fractional share of Parent Class B Common Stock would otherwise be issued in the Merger, the Company shall pay directly to such holder of Company Class B Common Stock the amount of cash, if any, in lieu of any fractional share interests and subject to clause (v) of this Section 2.2(e).

          (iii) The sale of the Excess Shares by the Exchange Agent shall be executed in the over-the-counter market through one or more member firms of the National Association of Securities Dealers, Inc. (the "NASD") and shall be executed in round lots to the extent practicable. Until the net proceeds of such sale or sales have been distributed to the holders of Company Common Stock, the Exchange Agent will hold such proceeds in trust for the holders of Company Common Stock (the "Common Shares Trust"). Parent shall pay all commissions, transfer taxes and other out-of-pocket transaction costs, including the expenses and compensation of the Exchange Agent incurred in connection with such sale of the Excess Shares. The Exchange Agent shall determine the portion of the Common Shares Trust to which each holder of Company Common Stock shall be entitled, if any, by multiplying the amount of the aggregate net proceeds comprising the Common Shares Trust by a fraction, the numerator of which is the amount of the fractional share interest to which such holder of Company Common Stock is entitled and the denominator of which is the aggregate amount of fractional share interests to which all holders of Company Common Stock are entitled.

          (iv) As soon as practicable after the determination of the amount of cash, if any, to be paid to the holders of Company Common Stock in lieu of any fractional share interests and subject to clause (v) of this Section 2.2(e), the Exchange Agent shall make available such amounts to such holders of Company Common Stock.

          (v) Parent or the Exchange Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of Company Common Stock such amounts as Parent or the Exchange Agent is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by Parent or the Exchange Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Company Common Stock in respect of which such deduction and withholding was made by Parent or the Exchange Agent.

     (f) Termination of Exchange Fund. Any portion of the Exchange Fund and Common Shares Trust which remains undistributed to the stockholders of the Company for twelve months after the Effective Time shall be delivered to Parent, upon demand, and any former stockholders of the Company who have not theretofore complied with this Article 2 shall thereafter look only to Parent for payment of their claim for Parent Common Stock, any cash in lieu of fractional shares of Parent Common Stock and any dividends or distributions with respect to Parent Common Stock.

     (g) No Liability. Neither the Exchange Agent, Parent, Sub nor the Company shall be liable to any holder of shares of Company Stock or Parent Stock, as the case may be, for shares (or dividends or distributions with respect thereto) from the Exchange Fund or cash from the Common Shares Trust delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

     (h) Lost, Stolen or Destroyed Certificates. In the event any Certificates evidencing shares of Company Stock shall have been lost, stolen or destroyed, the holder of such lost, stolen or destroyed Certificate(s) shall execute an affidavit of that fact upon request. The holder of any such lost, stolen or destroyed Certificate(s) shall also deliver a reasonable indemnity against any claim that may be made against Parent or the Exchange Agent with respect to the Certificate(s) alleged to have been lost, stolen or destroyed. The affidavit and any indemnity which may be required hereunder shall be delivered to the Exchange Agent, who shall be responsible for making payment for such lost, stolen or destroyed Certificate(s).

     Section 2.3. Stock Options. At the Effective Time, the Company's obligation with respect to each outstanding option (each, a "Company Option") to purchase shares of Company Common Stock issued pursuant to the 1996 Stock Option Plan for Employees, the 1996 Stock Option Plan for Outside Directors, the 1986 Stock Option Plan for Employees and the 1986 Stock Option Plan for Directors (collectively, the "Company Option Plans"), as amended in the manner described in the following sentence, shall be assumed by Parent. The Company Options so assumed by Parent shall continue to have, and be subject to, the same terms and conditions as set forth in the Company Option Plans and the agreements pursuant to which such Company Options were issued as in effect immediately prior to the Effective Time, which plans and agreements shall be assumed by Parent, except that (in accordance with the applicable provisions of such plans) (a) each such Company Option shall be exercisable for that number of whole shares of Parent Common Stock equal to the product of that number of shares of Company Common Stock covered by such Company Option immediately prior to the Effective Time multiplied by the Common Stock Exchange Ratio and rounded up to the nearest whole number of shares of Parent Common Stock, and (b) the exercise price per share of Parent Common Stock shall equal the exercise price per share of Company Common Stock in effect immediately prior to the Effective Time divided by the Common Stock Exchange Ratio. Parent shall (i) reserve for issuance the number of shares of Parent Common Stock that will become issuable upon the exercise of such Company Options pursuant to this
Section 2.3 and (ii) promptly after the Effective Time issue to each holder of an outstanding Company Stock Option a document evidencing the assumption by Parent of the Company's obligations with respect thereto under this Section 2.3.

     Section 2.4. Taking of Necessary Action; Further Action. If, at any time after the Effective Time, any such further action is necessary or desirable to carry out the purposes of this Agreement or to vest, perfect or confirm of record or otherwise establish in the Surviving Corporation full right, title and interest in, to or under any of the assets, property, rights, privileges, powers and franchises of the Company and Sub, the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of each of the Constituent Corporations or otherwise to take all such lawful and necessary or desirable action.

                                   ARTICLE 3

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to Parent and Sub as follows:

     Section 3.1. Organization and Qualification; Subsidiaries. Each of the Company and its "Significant Subsidiaries" (as such term is defined in Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC")) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Each of the Company and its subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals and orders ("Approvals") necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being conducted, except where the failure to have such Approvals would not, individually or in the aggregate, have a Material Adverse Effect (as defined below). Each of the Company and its subsidiaries is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that would not, either individually or in the aggregate, have a Material Adverse Effect. When used in this Article 3 or elsewhere in this Agreement in connection with the Company or any of its subsidiaries, the term "Material Adverse Effect" means any change, event or effect that is materially adverse to the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole. Other than wholly owned subsidiaries and except as disclosed in the Company SEC Reports (as defined in Section 3.7(a)) or the Company Disclosure Letter (as defined in Section 3.3), the Company does not directly or indirectly own any equity or similar interest in, or any interest convertible or exchangeable or exercisable for any equity or similar interest in, any corporation, partnership, joint venture or other business, association or entity.

     Section 3.2. Certificate of Incorporation and Bylaws. The Company has previously furnished or made available to Parent and Liberty HSN a complete and correct copy of its certificate of incorporation and bylaws as amended to date. Such certificate of incorporation and bylaws are in full force and effect. Neither the Company nor any of its Significant Subsidiaries is in violation of any of the provisions of its certificate of incorporation or bylaws or equivalent organizational documents.

     Section 3.3. Capitalization. The authorized capital stock of the Company consists of 150,000,000 shares of Company Common Stock, 20,000,000 shares of Company Class B Common Stock and 500,000 shares of preferred stock, par value $.01 per share, of the Company (the "Company Preferred Stock"). At the close of business on August 23, 1996, (a) 78,975,159 shares of Company Common Stock were issued and outstanding, all of which are validly issued, fully paid and nonassessable, and not subject to preemptive rights, (b) of the amount referred to in clause (a), 6,986,000 shares of Company Common Stock were held in treasury by the Company or by wholly owned subsidiaries of the Company, (c) options to purchase 18,715,010 shares of Company Common Stock were outstanding under the Company Option Plans, and (d) debentures issued pursuant to the Indenture (as defined in Section 6.15) presently convertible into 8,333,333.33 shares of Company Common Stock were issued and outstanding. As of the date hereof, no shares of Company Preferred Stock were issued or outstanding. No change in such capitalization has occurred between June 30, 1996 and the date hereof except (i) the issuance of shares of Company Common Stock pursuant to the exercise of outstanding options, (ii) shares issued upon conversion of the debentures issued pursuant to the Indenture, and (iii) as contemplated by this Agreement. Except as set forth in this Section 3.3 or as disclosed in the disclosure letter delivered by the Company to Parent and Liberty HSN (the "Company Disclosure Letter"), as of the date of this Agreement, there are no options, warrants or other rights, agreements, arrangements or commitments, in each case to which the Company or any of its subsidiaries is a party, of any character relating to the issued or unissued capital stock of the Company or any of its subsidiaries or obligating the Company or any of its subsidiaries to issue or sell any shares of capital stock of, or other equity interests in, the Company or any of its subsidiaries. All shares of Company Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, shall be duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. Except as set forth in Section 3.3 of the Company Disclosure Letter, there are no obligations, contingent or otherwise, of the Company or any of its subsidiaries to repurchase, redeem or otherwise acquire any shares of Company Stock or the capital stock of any subsidiary or to provide funds to or make any material investment (in the form of a loan, capital contribution or otherwise) in any such subsidiary or any other entity other than guarantees of obligations of subsidiaries entered into in the ordinary course of business. All of the outstanding shares of capital stock of each of the Company's subsidiaries are duly authorized, validly issued, fully paid and nonassessable, and, except as set forth in Section 3.3 of the Company Disclosure Letter, all such shares are owned by the Company or another subsidiary free and clear of all security interests, liens, claims, pledges, agreements, limitations in the Company's voting rights, charges or other encumbrances of any nature whatsoever.

     Section 3.4. Authority Relative to this Agreement. The Company has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and, subject to obtaining the approval of the stockholders of the Company of this Agreement, to consummate the Transactions (as defined below). The execution and delivery of this Agreement by the Company and the consummation by the Company of the Transactions have been duly and validly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the Transactions so contemplated (other than, with respect to the Merger, the approval and adoption of this Agreement by the stockholders of the Company in accordance with the Delaware Statute and the Company's certificate of incorporation and bylaws). This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and Sub and Liberty HSN, constitutes the legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors rights generally and (b) the availability of injunctive relief and other equitable remedies. The Company has taken all appropriate actions so that the restrictions on business combinations contained in Section 203 of the Delaware Statute will not apply to Parent, Sub, Barry Diller or the Liberty Group and their respective affiliates and associates with respect to or as a result of this Agreement (including the issuance of Parent Stock pursuant to the Contingent Right), the exchange agreement having the terms set forth on Exhibit C hereto and otherwise in form and substance reasonably satisfactory to Parent, Liberty HSN and the Company (the "Exchange Agreement"), the Company Voting Agreement, the Term Sheet, dated August 25, 1996, between Liberty and Barry Diller (the "Term Sheet") or the transactions contemplated hereby or thereby (such transactions collectively, the "Transactions").

     Section 3.5.  No Conflict; Required Filings and Consents.

     (a) The execution and delivery of this Agreement by the Company do not, and the performance of its obligations hereunder and the consummation of the transactions contemplated hereby by the Company will not, (i) conflict with or violate the certificate of incorporation, bylaws or equivalent organizational documents of the Company or any of its subsidiaries; (ii) subject to obtaining the approval of the Company's stockholders of this Agreement in accordance with the Delaware Statute and the Company's certificate of incorporation and bylaws and compliance with the requirements set forth in Section 3.5(b) below, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Company or any of its subsidiaries or by which any of their respective properties is bound or affected; or (iii) except as set forth in Section 3.5 of the Company Disclosure Letter, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or alter the rights or obligations of any third party or the Company or its subsidiaries under, or give to others any rights of termination, amendment, acceleration, increased payments or cancellation of, or result in the creation of a lien or other encumbrance on any of the properties or assets of the Company or any of its subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties are bound or affected, except, in the case of clauses (ii) and (iii) above, for any such conflicts, violations, breaches, defaults or other alterations or occurrences that would not prevent or delay consummation of the Merger or the Exchange in any material respect, or otherwise prevent the Company from performing its obligations under this Agreement in any material respect, and would not have, individually or in the aggregate, a Material Adverse Effect.
Section 3.5 of the Company Disclosure Letter lists all material consents, waivers and approvals under any agreements, contracts, licenses or leases required to be obtained by the Company or its subsidiaries in connection with the consummation of the transactions contemplated hereby.

     (b) The execution and delivery of this Agreement by the Company do not, and the performance of its obligations hereunder and the consummation of the transactions contemplated hereby by the Company will not, require any consent, approval, authorization or permit of, or registration or filing with or notification to, any court, administrative agency, commission, governmental or regulatory authority, domestic or foreign (a "Governmental Entity"), except (i) the filing of documents to satisfy the applicable requirements, if any, of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and state takeover laws, (ii) the filing with the SEC of a joint proxy statement and prospectus in definitive form relating to the meetings of the Company's and Parent's stockholders to be held in connection with the Merger (the "Proxy Statement") and the Rule 13e-3 Transaction Statement on Schedule 13E-3 (the "Schedule 13E-3") relating thereto, (iii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (iv) filings under the rules and regulations of the New York Stock Exchange, Inc., (v) the approval of the FCC relating to the transfer of control of the Company's earth stations (the "Company FCC Approval") and (vi) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications
(A) would not prevent or delay consummation of the Merger in any material respect or otherwise prevent or delay in any material respect the Company from performing its obligations under this Agreement or (B) would not, individually or in the aggregate, have a Material Adverse Effect.

     Section 3.6.  Compliance; Permits.

     (a) Neither the Company nor any of its subsidiaries is in conflict with, or in default or violation (whether after the giving of notice or passage of time or both) of, (i) any law, rule, regulation, order, judgment or decree applicable to the Company or any of its subsidiaries or by which any of their respective properties is bound, or (ii) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound, except for any conflicts, defaults or violations which do not and would not have, individually or in the aggregate, a Material Adverse Effect.

     (b) The Company and its subsidiaries hold all permits, licenses, variances, exemptions, orders and approvals from governmental authorities which are material to operation of the business of the Company and its subsidiaries taken as a whole (collectively, the "Company Permits"). The Company and its subsidiaries are in compliance with the terms of the Company Permits, except where the failure to so comply would not, individually or in the aggregate, have a Material Adverse Effect.

     Section 3.7.  SEC Filings; Financial Statements.

     (a) The Company has made available to Parent a correct and complete copy of each report, schedule, registration statement (but only such registration statements that have become effective prior to the date hereof) and definitive proxy statement filed by the Company with the SEC on or after January 1, 1994 and prior to the date of this Agreement (the "Company SEC Reports"), which are all the forms, reports and documents required to be filed by the Company with the SEC since such date. As of their respective dates, the

Company SEC Reports and any forms, reports and other documents filed by the Company with the SEC after the date of this Agreement (i) complied or will comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable thereto, and
(ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing) or will not at the time they are filed contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. None of the Company's subsidiaries is required to file any reports or other documents with the SEC.

     (b) Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the Company SEC Reports complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, had been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q of the SEC), and each fairly presented the consolidated financial position of the Company and its consolidated subsidiaries in all material respects as at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated (subject, in the case of the unaudited interim financial statements, to normal audit adjustments which were not and are not expected, individually or in the aggregate, to be material in amount).

     (c) Neither the Company nor any of its subsidiaries has any liabilities (absolute, accrued, contingent or otherwise) of a nature required to be disclosed on a balance sheet or in the related notes to the consolidated financial statements prepared in accordance with GAAP which are, individually or in the aggregate, material to the business, results of operations or financial condition of the Company and its subsidiaries taken as a whole, except liabilities (i) set forth in Section 3.7 of the Company Disclosure Letter or the Company SEC Reports filed with the SEC prior to the date of this Agreement or provided for in the Company's balance sheet (and related notes thereto) as of December 31, 1995 filed in the Company SEC Reports, or (ii) incurred since December 31, 1995 in the ordinary course of business, none of which are material to the business, results of operations or financial condition of the Company and its subsidiaries, taken as a whole.

     Section 3.8.  Absence of Certain Changes or Events.  Except as set forth in
Section 3.8 of the Company Disclosure Letter, contemplated by this Agreement or disclosed in the Company SEC Reports, since December 31, 1995, (a) the Company and its subsidiaries have conducted their businesses only in the ordinary course and in a manner consistent with past practice and have not taken any of the actions set forth in Section 6.2(b), and (b) there has not been (i) any transaction, commitment, dispute or other event or condition (financial or otherwise) of any character (whether or not in the ordinary course of business), individually or in the aggregate, having or which could reasonably be expected to have a Material Adverse Effect, or (ii) any material change by the Company in its accounting methods, principles or practices except as required by concurrent changes in GAAP.

     Section 3.9. Absence of Litigation. Except as disclosed in the Company SEC Reports, there are no claims, actions, suits, investigations or proceedings pending or, to the best knowledge of the Company, threatened against the Company or any of its subsidiaries, before any court, arbitrator or administrative, governmental or regulatory authority or body, domestic or foreign, that, individually or in the aggregate, would, or reasonably could be expected to, have a Material Adverse Effect, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against the Company or any of its subsidiaries (i) having or which would, or reasonably could be expected to, have a Material Adverse Effect or (ii) which seeks to restrain, enjoin or delay consummation of any of the Transactions.

     Section 3.10. Registration Statement; Proxy Statement. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in (a) the registration statement on Form S-4 to be filed with the SEC by Parent in connection with the issuance of the Parent Common Stock in or as a result of the Merger (the "S-4") will, at the time the S-4 is filed with the SEC and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; and (b) the Proxy Statement and the Schedule 13E-3 will, at the date the Proxy Statement is mailed to the stockholders of Parent and the Company, at the time of the stockholders meetings of Parent and the Company (each a "Stockholders Meeting" and collectively, the "Stockholders Meetings") in connection with the transactions contemplated hereby and as of the Effective Time, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading. The Proxy Statement and the Schedule 13E-3 will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated by the SEC thereunder.

     Section 3.11. Taxes. The Company and each of its subsidiaries, and any consolidated, combined, unitary or aggregate group for Tax (as defined below) purposes of which the Company or any of its subsidiaries is or has been a member has timely filed all Tax Returns (as defined below) required to be filed by it or requests for extensions to file such Tax Returns have been timely filed, granted and have not expired, except to the extent that such failures to file or to have extensions granted that remain in effect, individually and in the aggregate would not have a Material Adverse Effect, and all such Tax Returns were complete and accurate in all material respects. In addition, (a) no material claim for unpaid Taxes has become a lien against the property of the Company or any of its subsidiaries or is being asserted against the Company or any of its subsidiaries, (b) no audit of any Tax Return of the Company or any of its subsidiaries is being conducted by a Tax authority (i) as of the date of this Agreement and (ii) which, as of the Closing Date, has not had and could not reasonably be expected to have a Material Adverse Effect, (c) no extension of the statute of limitations on the assessment of any Taxes has been granted by the Company or any of its subsidiaries and is currently in effect (i) as of the date of this Agreement and (ii) which, as of the Closing Date, has not had and could not reasonably be expected to have a Material Adverse Effect and (d) there is no agreement, contract or arrangement to which the Company or any of its subsidiaries is a party that, by virtue of the Merger, will result in the payment of any amount that would not be deductible under Section 162 or 404 of the Code, or by reason of Section 280G of the Code. As used herein, "Taxes" shall mean all taxes of any kind, including, without limitation, those on or measured by or referred to as income, gross receipts, sales, use, ad valorem, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, value added, property or windfall profits taxes, customs, duties or similar fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any governmental authority, domestic or foreign. As used herein, "Tax Return" shall mean any return, report or statement required to be filed with any governmental authority with respect to Taxes.

     Section 3.12. Brokers. Except as set forth on Section 3.12 of the Company Disclosure Schedule, no broker, finder or investment banker (other than Wasserstein, Perella & Co. (the "Company Banker")) is entitled to any brokerage, finder's or other fee or commission in connection with the Merger and the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company. The Company has heretofore furnished to Parent a complete copy of all agreements between the Company and the Company Banker pursuant to which such firm would be entitled to any payment relating to the Merger and the other transactions contemplated hereby.

     Section 3.13. Opinion of Financial Advisor. The Company's Board of Directors has received the written opinion of the Company Banker that, as of the date of this Agreement, the Common Stock Exchange Ratio is fair to the stockholders of the Company (other than the Liberty Group) from a financial point of view, a copy of which opinion will be delivered to Parent, and such opinion has not been withdrawn or modified in any material respect.

     Section 3.14. Board Approval. The Board of Directors of the Company based on the recommendation of the Special Committee of independent directors (the "Special Committee") (which recommendation was a condition to the approval of the Company's Board of Directors set forth in clause (a) of this sentence) has, prior to this Agreement, (a) approved this Agreement, the Company Voting Agreement, the Term Sheet, the Exchange Agreement and the transactions contemplated hereby and thereby (including for purposes of Section 203 of the Delaware Statute), (b) determined that the Transactions are fair to and in the best interests of the stockholders of the Company (other than the Liberty Group) and (c) recommended that the stockholders of the Company approve this Agreement and the Transactions. No vote of Company stockholders pursuant to sec. 203 of the Delaware Statute is required in connection with the Transactions.

     Section 3.15. Employee Benefit Plans.

     (a) The Company has delivered or made available to Parent prior to the execution of this Agreement true and complete copies (or, in the case of bonus or other incentive plans, summaries thereof) of all material pension, retirement, profit-sharing, deferred compensation, stock option, employee stock ownership, severance pay, vacation, bonus or other material incentive plans, all other material written employee programs, arrangements or agreements, whether arrived at through collective bargaining or otherwise, all material medical, vision, dental or other health plans, all life insurance plans and all other material employee benefit plans or fringe benefit plans, including, without limitation, all "employee benefit plans" as that term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), currently adopted, maintained by, sponsored in whole or in part by, or contributed to by the Company or any entity required to be aggregated with the Company pursuant to Section 414 of the Code (each, a "Commonly Controlled Entity") for the benefit of employees, retirees, dependents, spouses, directors, independent contractors or other beneficiaries and under which employees, retirees, dependents, spouses, directors, independent contractors or other beneficiaries are eligible to participate (collectively, the "Company Benefit Plans"). Any of the Company Benefit Plans which is an "employee pension benefit plan," as that term is defined in Section 3(2) of ERISA, is referred to herein as an "ERISA Plan." No Company Benefit Plan is or has been a multiemployer plan within the meaning of
Section 3(37) of ERISA (a "Multiemployer Plan").

     (b) All Company Benefit Plans are in compliance with the applicable terms of ERISA and the Code and any other applicable laws, rules and regulations the breach or violation of which could result in a material liability to the Company or any Commonly Controlled Entity.

     (c) No ERISA Plan which is a defined benefit pension plan has any "unfunded current liability," as that term is defined in Section 302(d)(8)(A) of ERISA, and the present fair market value of the assets of any such plan equals or exceeds the plan's "benefit liabilities," as that term is defined in Section 4001(a)(16) of ERISA, when determined under actuarial factors that would apply if the plan terminated in accordance with all applicable legal requirements.

     (d) Neither the execution and delivery of this Agreement nor the consummation of the Transactions will (i) result in any material payment (including, without limitation, severance, unemployment compensation, golden parachute or otherwise) becoming due to any director or any employee of the Company or any of its affiliates from the Company or any of its affiliates under any Company Benefit Plan or otherwise, (ii) materially increase any benefits otherwise payable under any Company Benefit Plan or (iii) result in any acceleration of the time of payment or vesting of any such benefits to any material extent, except as provided under the Company Option Plans or related agreement.

     Section 3.16. Tax Matters. Neither the Company nor any of its subsidiaries has taken or agreed to take any action (including in connection with the Transactions) that would prevent the Merger from constituting a reorganization qualifying under the provisions of Section 368(a) of the Code.

                                   ARTICLE 4

                REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB

     Parent and Sub jointly and severally represent and warrant to the Company, as follows:

     Section 4.1. Organization and Qualification; Subsidiaries. Each of Parent and its Significant Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Each of Parent and its subsidiaries is in possession of all Approvals necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being conducted, except where the failure to have such Approvals would not, individually or in the aggregate, have a Material Adverse Effect (as defined below). Each of Parent and its subsidiaries is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that would not, either individually or in the aggregate, have a Material Adverse Effect. When used in this Article 4 or elsewhere in connection with Parent or any of its subsidiaries, the term "Material Adverse Effect" means any change, event or effect that is materially adverse to the business, financial condition or results of operations of Parent and its subsidiaries taken as a whole. Other than wholly owned subsidiaries and except as disclosed in the Parent SEC Reports (as defined in Section 4.7(a)) or Section 6.3 of the Parent Disclosure Letter (as defined in Section 4.3), Parent does not directly or indirectly own any equity or similar interest in, or any interest convertible or exchangeable or exercisable for any equity or similar interest in, any corporation, partnership, joint venture or other business, association or entity.

     Section 4.2. Certificate of Incorporation and Bylaws. Parent has previously furnished to the Company a complete and correct copy of its certificate of incorporation and bylaws as amended to date. Such certificate of incorporation and bylaws are in full force and effect. Neither Parent nor any of its Significant Subsidiaries is in violation of any of the provisions of its certificate of incorporation or bylaws or equivalent organizational documents.

     Section 4.3. Capitalization. As of the date hereof, the authorized capital stock of Parent consists of (a) 30,000,000 shares of Parent Common Stock and 2,415,945 shares of Parent Class B Common Stock, and (b) 50,000 shares of preferred stock, par value $.01 per share, of Parent (the "Parent Preferred Stock"), none of which have been designated as to class or series. At the close of business on August 22, 1996, (i) 7,075,332 shares of Parent Common Stock were issued and outstanding and 2,415,945 shares of Parent Class B Common Stock were issued and outstanding, all of which Parent Common Stock and Parent Class B Common Stock are validly issued, fully paid and nonassessable and not subject to any preemptive rights, (ii) no shares of Parent Common Stock were held in treasury by Parent or by subsidiaries of Parent and (iii) options to purchase 3,040,897 shares of Parent Common Stock were outstanding under Parent's 1992 Stock Option and Restricted Stock Plan, Parent's Stock Option Plan for Outside Directors, and under equity compensation arrangements. Except as set forth in
Section 4.3 of the Parent Disclosure Letter, no change in such capitalization has occurred between August 22, 1996 and the date hereof except issuances of Parent Common Stock upon exercise of outstanding options. As of the date hereof, no shares of Parent Preferred Stock were issued or outstanding. Prior to the Closing, Parent shall have reserved and shall thereafter at all times keep reserved (i) such number of shares of Parent Class B Common Stock issuable pursuant to the Contingent Right and pursuant to the Exchange Agreement and (ii) such number of shares of Parent Common Stock issuable pursuant to the Exchange Agreement and issuable upon conversion of the shares of Parent Class B Common Stock issued pursuant to the Contingent Right and the Exchange Agreement, and upon such issuance of such shares pursuant to the Contingent Right and the Exchange Agreement and upon conversion of such shares of Parent Class B Common Stock issued pursuant thereto, such shares will be duly authorized, validly issued, fully paid and non-assessable and free and clear of all security interests, liens, claims, pledges, agreements, limitations in the holder's voting rights, charges or other encumbrances of any nature whatsoever (in each case to which Parent is a party). The authorized capital stock of Sub consists of 150,000,000 shares of common stock, par value

$0.00001 per share ("Sub Common Stock"), and 20,000,000 shares of Class B common stock, par value $0.00001 per share ("Sub Class B Common Stock"). As of the date hereof, 54,422,457 shares of Sub Common Stock and 19,260,859 shares of Sub Class B Common Stock are issued and outstanding. Immediately prior to the Effective Time, Parent will own shares of Sub Common Stock and Sub Class B Common Stock equal to, respectively, the number of shares of Company Common Stock and Company Class B Common Stock that are exchanged for shares of Parent Common Stock or Parent Class B Common Stock at the Effective Time. All of the outstanding shares of Parent's and Sub's respective capital stock have been duly authorized and validly issued and are fully paid and nonassessable, and the shares of Sub Common Stock and shares of Sub Class B Common Stock to be issued to Parent or Liberty as contemplated by this Agreement shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable. Except as set forth in this Section 4.3 or as disclosed in the disclosure letter delivered by Parent to the Company and Liberty HSN (the "Parent Disclosure Letter"), as of the date of this Agreement, there are no options, warrants or other rights, agreements, arrangements or commitments, in each case to which Parent or any of its subsidiaries is a party, of any character relating to the issued or unissued capital stock of Parent or any of its subsidiaries or obligating Parent or any of its subsidiaries to issue or sell any shares of capital stock of, or other equity interests in, Parent or any of its subsidiaries. All shares of Parent Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, shall, and the shares of Parent Stock to be issued pursuant to the Merger will be, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. Except as set forth in Section 4.3 of the Parent Disclosure Letter, there are no obligations, contingent or otherwise, of Parent or any of its subsidiaries to repurchase, redeem or otherwise acquire any shares of Parent Stock or the capital stock of any subsidiary or to provide funds to or make any material investment (in the form of a loan, capital contribution or otherwise) in any such subsidiary or any other entity other than guarantees of obligations of subsidiaries entered into in the ordinary course of business. Except as the result of the Exchange, all of the outstanding shares of capital stock (other than directors' qualifying shares) of each of Parent's subsidiaries is duly authorized, validly issued, fully paid and nonassessable and all such shares (other than directors' qualifying shares) are owned by Parent or another subsidiary. The shares of Surviving Corporation Common Stock and Surviving Corporation Class B Common Stock to be issued in the Merger shall, upon issuance, be validly issued, fully paid, nonassessable and free and clear of all security interests, liens, claims, pledges, agreements, limitations in the holder's voting rights, charges or other encumbrances of any nature whatsoever (in each case to which the Surviving Corporation is a party).

     Section 4.4. Authority Relative to this Agreement. Each of Parent and Sub has all necessary corporate power and authority to execute and deliver this Agreement, and to perform its obligations hereunder and, subject to obtaining the approval of Parent's stockholders of the issuance of Parent Stock in the Merger, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and Sub and the consummation by Parent and Sub of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Parent and Sub and no other corporate proceedings on the part of Parent or Sub are necessary to authorize this Agreement, or to consummate the transactions so contemplated (other than with respect to the issuance of shares of Parent Common Stock in the Merger as set forth in Section 4.4 of the Parent Disclosure Letter in accordance with the applicable rules of the NASD and

Parent's certificate of incorporation and bylaws). This Agreement has been duly and validly executed and delivered by Parent and Sub and, assuming the due authorization, execution and delivery by the Company and Liberty HSN, constitutes the legal and binding obligations of Parent and Sub, enforceable against Parent and Sub in accordance with its terms, subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors rights generally and (b) the availability of injunctive relief and other equitable remedies. Parent has taken all appropriate actions so that the restrictions on business combinations contained in Section 203 of the Delaware Statute will not apply to any member of the Liberty Group, Barry Diller or their respective affiliates or associates with respect to or as a result of this Agreement, the Parent Voting Agreement, the Term Sheet, the Exchange Agreement, or the Transactions.

     Section 4.5. No Conflict; Required Filings and Consents.

     (a) The execution and delivery of this Agreement by Parent and Sub do not, and the performance of their respective obligations hereunder and the consummation of the transactions contemplated hereby by Parent and Sub will not,
(i) conflict with or violate the certificate of incorporation, bylaws or equivalent organizational documents of Parent or any of its subsidiaries; (ii) subject to obtaining approval of Parent's stockholders of the issuance of the shares of Parent Stock in the Merger and compliance with the requirements set forth in Section 4.5(b) below, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Parent or any of its subsidiaries or by which their respective properties are bound or affected; or
(iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or alter the rights or obligations of any third party or Parent or its subsidiaries under, or give to others any rights of termination, amendment, acceleration, increased payments or cancellation of, or result in the creation of a lien or other encumbrance on any of the properties or assets of Parent or any of its subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent or any of its subsidiaries is a party or by which Parent or any of its subsidiaries or any of their respective properties are bound or affected, except in the cases of clauses (ii) and (iii) above, for any such conflicts, violations, breaches, defaults or other alterations or occurrences that would not prevent or delay consummation of the Merger or the Exchange in any material respect, or otherwise prevent Parent and Sub from performing their respective obligations under this Agreement in any material respect, and would not have, individually or in the aggregate, a Material Adverse Effect. Section 4.5(a) of the Parent Disclosure Letter lists all material consents, waivers and approvals under any agreements, contracts, licenses or leases required to be obtained by Parent or its subsidiaries in connection with the consummation of the transactions contemplated by this Agreement.

     (b) The execution and delivery of this Agreement by Parent and Sub do not, and the performance of their respective obligations hereunder and the consummation of the transactions contemplated hereby by Parent and Sub will not, require any consent, approval, authorization or permit of, or registration or filing with or notification to, any Governmental Entity except (i) the filing of documents to satisfy the applicable requirements, if any, of the Exchange Act and state takeover laws, (ii) the filing with the SEC of the Proxy Statement and
Schedule 13E-3 and the declaration of effectiveness of the S-4 by the SEC, (iii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (iv) the reporting to or approval by the FCC of the matters set forth on Section 4.5(b) of the Parent Disclosure Letter pursuant to the Memorandum Opinion and Order and Notice of Apparent Liability, In re Applications of Roy M. Speer, FCC 96-258 (released June 19, 1996), which approval is reasonably satisfactory to Liberty HSN and does not impose additional restrictions on the Liberty Group or the ownership of its assets or businesses (provided, that for purposes of the foregoing, a condition, restriction or limitation arising out of such approval shall be deemed to be a restriction or limitation on the Liberty Group (regardless of whether such person is a party to or otherwise legally obligated by the terms of such approval) to the extent that the taking of an action or the consummation of a transaction by the Liberty Group would result in BDTV, Parent, or any of their respective subsidiaries being in breach or violation of such consent or approval or otherwise causing such consent or approval to terminate or expire) (the "FCC Approval"), (v) the Company FCC Approval, (vi) filings under the rules and regulations of the NASD, (vii) filings under state securities laws ("Blue Sky Laws"), and (viii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications (A) would not prevent or delay consummation of the Merger in any material respect or otherwise prevent or delay in any material respect Parent or Sub from performing their respective obligations under this Agreement or (B) would not, individually or in the aggregate, have a Material Adverse Effect.

     Section 4.6. Compliance; Permits.

     (a) Neither Parent nor any of its subsidiaries is in conflict with, or in default or violation (whether after the giving of notice or passage of time or both) of, (i) any law, rule, regulation, order, judgment or decree applicable to Parent or any of its subsidiaries or by which any of their respective properties is bound, or (ii) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent or any of its subsidiaries is a party or by which Parent or any of its subsidiaries or any of their respective properties is bound, except for any such conflicts, defaults or violations which do not and would not have, individually or in the aggregate, a Material Adverse Effect.

     (b) Parent and its subsidiaries hold all permits, licenses, variances, exemptions, orders and approvals from governmental authorities which are material to the operation of the business of Parent and its subsidiaries taken as a whole (collectively, the "Parent Permits"). Parent and its subsidiaries are in compliance with the terms of the Parent Permits, except where the failure to so comply would not, individually or in the aggregate, have a Material Adverse Effect.

     Section 4.7. SEC Filings; Financial Statements.

     (a) Parent has made available to the Company a correct and complete copy of each report, schedule, registration statement and definitive proxy statement filed by Parent with the SEC on or after January 1, 1994 and prior to the date of this Agreement (the "Parent SEC Reports"), which are all the forms, reports and documents required to be filed by Parent with the SEC since January 1, 1994. As of their respective dates, the Parent SEC Reports and any forms, reports and other documents filed by Parent and Sub after the date of this Agreement (i) complied or will comply in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable thereto, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing) or will not at the time they are filed contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. None of Parent's subsidiaries is required to file any reports or other documents with the SEC.

     (b) Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the Parent SEC Reports complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, had been prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q of the SEC) and each fairly presented the consolidated financial position of Parent and its consolidated subsidiaries in all material respects as at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated (subject, in the case of the unaudited interim financial statements, to normal audit adjustments which were not and are not expected, individually or in the aggregate, to be material in amount).

     (c) Except as disclosed in Section 4.7 of the Parent Disclosure Letter, neither Parent nor any of its subsidiaries has any liabilities (absolute, accrued, contingent or otherwise) of a nature required to be disclosed on a balance sheet or in the related notes to the consolidated financial statements prepared in accordance with GAAP which are, individually or in the aggregate, material to the business, results of operations or financial condition of Parent and its subsidiaries taken as a whole, except liabilities (i) set forth in the Parent SEC Reports filed with the SEC prior to the date of this Agreement or provided for in Parent's balance sheet (and related notes thereto) as of December 31, 1995 filed in the Parent SEC Reports or (ii) incurred since December 31, 1995 in the ordinary course of business, none of which are material to the business, results of operations or financial condition of Parent and its subsidiaries, taken as a whole.

     Section 4.8. Absence of Certain Changes or Events. Except as disclosed in the Parent SEC Reports or in Section 4.8 of the Parent Disclosure Letter or as contemplated by this Agreement, since December 31, 1995, (a) Parent and its subsidiaries have conducted their businesses only in the ordinary course and in a manner consistent with past practice and have not taken any of the actions set forth in Section 5.3(b), and (b) there has not been (i) any transaction, commitment, dispute or other event or condition (financial or otherwise) of any character (whether or not in the ordinary course of business), individually or in the aggregate, having or which could reasonably be expected to have a Material Adverse Effect or (ii) any material change by Parent in its accounting methods, principles or practices except as required by concurrent changes in GAAP.

     Section 4.9. Absence of Litigation. Except as disclosed in Section 4.9 of the Parent Disclosure Letter, there are no claims, actions, suits, investigations or proceedings pending or, to the best knowledge of Parent, threatened against Parent or any of its subsidiaries before any court, arbitrator or administrative, governmental or regulatory authority or body, domestic or foreign, that, individually or in the aggregate, would, or could reasonably be expected to, have a Material Adverse Effect, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against Parent or any of its subsidiaries (i) having or which would, or could reasonably be expected to, have a Material Adverse Effect or (ii) which seeks to restrain, enjoin or delay consummation of any of the Transactions.

     Section 4.10. Registration Statement; Proxy Statement. None of the information supplied or to be supplied by Parent for inclusion or incorporation by reference in (a) the S-4 will, at the time the S-4 is filed with the SEC and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; and (b) the Proxy Statement and the Schedule 13E-3 will, at the date the Proxy Statement is mailed to the stockholders of Parent and the Company, at the times of the Stockholders Meetings and as of the Effective Time, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading. The Proxy Statement and the Schedule 13E-3 will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated by the SEC thereunder, and the S-4 will comply as to form in all material respects with the provisions of the Securities Act and the rules and regulations promulgated by the SEC thereunder.

     Section 4.11. Taxes. Parent and each of its subsidiaries, and any consolidated, combined, unitary or aggregate group for Tax purposes of which Parent or any of its subsidiaries is or has been a member has timely filed all Tax Returns required to be filed by it or requests for extensions to file such returns have been timely filed, granted and have not expired, except to the extent that such failures to file or to have extensions granted that remain in effect individually and in the aggregate, would not have a Material Adverse Effect, and all such returns were complete and accurate in all material respects. In addition, (a) no material claim for unpaid Taxes has become a lien against the property of Parent or any of its subsidiaries or is being asserted against Parent or any of its subsidiaries, (b) no audit of any Tax Return of Parent or any of its subsidiaries is being conducted by a Tax authority (i) as of the date of this Agreement and (ii) which, as of the Closing Date, has not had and could not reasonably be expected to have, a Material Adverse Effect, (c) no extension of the statute of limitations on the assessment of any Taxes has been granted by Parent or any of its subsidiaries and is currently in effect (i) as of the date of this Agreement and (ii) which, as of the Closing Date, has not had and could not reasonably be expected to have a Material Adverse Effect and
(d) except as disclosed in the Parent SEC Reports, there is no agreement, contract or arrangement to which Parent or any of its subsidiaries is a party that will, by virtue of the Merger, result in the payment of any amount that would not be deductible under Section 162 or 404 of the Code or by reason of
Section 280G of the Code.

     Section 4.12. Brokers. Except as set forth in Section 4.12 of the Parent Disclosure Letter, no broker, finder or investment banker (other than CS First Boston ("Parent Banker")) is entitled to any brokerage, finder's or other fee or commission in connection with the Merger and the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent or Sub. Parent has heretofore furnished to the Company a complete copy of all agreements between Parent and Parent Banker pursuant to which such firm would be entitled to any payment relating to the Merger and the other transactions contemplated hereby.

     Section 4.13. Opinion of Financial Advisor. Parent's Board of Directors has received the written opinion of Parent Banker that, as of the date of this Agreement, the consideration to be paid by Parent in the Transactions is fair to Parent from a financial point of view, a copy of which opinion will be delivered to the Company, and such opinion has not been withdrawn or modified in any material respect.

     Section 4.14. Board Approval. The Board of Directors of Parent has, prior to this Agreement, (a) approved this Agreement, the Parent Voting Agreement, the Term Sheet, the Exchange Agreement and the transactions contemplated hereby and thereby (including for purposes of Section 203 of the Delaware Statute), (b) determined that the Transactions are fair to and in the best interests of the stockholders of Parent (other than the Liberty Group), and (c) recommended that the stockholders of Parent approve the issuance of Parent Common Stock and Parent Class B Common Stock in connection with the Transactions. No vote of Parent stockholders pursuant to sec. 203 of the Delaware Statute is required in connection with the Transactions.

     Section 4.15. Interim Operations of Sub. Sub is a direct wholly owned subsidiary of Parent and was formed solely for the purpose of engaging in the transactions contemplated hereby, has engaged in no other business activities and has conducted its operations only as contemplated hereby.

     Section 4.16. Employee Benefit Plans.

     (a) Parent has delivered or made available to the Company prior to the execution of this Agreement true and complete copies (or, in the case of bonus or other incentive plans, summaries thereof) of all material pension, retirement, profit-sharing, deferred compensation, stock option, employee stock ownership, severance pay, vacation, bonus or other material incentive plans, all other material written employee programs, arrangements or agreements, whether arrived at through collective bargaining or otherwise, all material medical, vision, dental or other health plans, all life insurance plans and all other material employee benefit plans or fringe benefit plans, including, without limitation, all "employee benefit plans" as that term is defined in Section 3(3) of ERISA, currently adopted, maintained by, sponsored in whole or in part by, or contributed to by Parent or any Commonly Controlled Entity of Parent for the benefit of employees, retirees, dependents, spouses, directors, independent contractors or other beneficiaries and under which employees, retirees, dependents, spouses, directors, independent contractors or other beneficiaries are eligible to participate (collectively, the "Parent Benefit Plans"). Any of the Parent Benefit Plans which is an "employee pension benefit plan," as that term is defined in Section 3(2) of ERISA, is referred to herein as a "Parent ERISA Plan." No Parent Benefit Plan is or has been a Multiemployer Plan within the meaning of Section 3(37) of ERISA.

     (b) All Parent Benefit Plans are in compliance with the applicable terms of ERISA and the Code and any other applicable laws, rules and regulations the breach or violation of which could result in a material liability to Parent or any Commonly Controlled Entity of Parent.

     (c) No Parent ERISA Plan which is a defined benefit pension plan has any "unfunded current liability," as that term is defined in Section 302(d)(8)(A) of ERISA, and the present fair market value of the assets of any such plan equals or exceeds the plan's "benefit liabilities," as that term is defined in Section 4001(a)(16) of ERISA, when determined under actuarial factors that would apply if the plan terminated in accordance with all applicable legal requirements.

     (d) Except as disclosed in Section 4.16 of the Parent Disclosure Letter, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any material payment (including, without limitation, severance, unemployment compensation, golden parachute or otherwise) becoming due to any director or any employee of Parent or any of its affiliates from Parent or any of its affiliates under any Parent Benefit Plan or otherwise, (ii) materially increase any benefits otherwise payable under any Parent Benefit Plan, or (iii) result in any acceleration of the time of payment or vesting of any such benefits to any material extent, except as provided under the option plans referred to in clause (iii) of the second sentence of Section 4.3 hereof (other than options granted on August 24, 1995).

     Section 4.17. Tax Matters. Neither Parent nor any of its affiliates has taken or agreed to take any action (including in connection with the Transactions) that would prevent the Merger from constituting a reorganization qualifying under the provisions of Section 368(a) of the Code.

     Section 4.18. BDTV Arrangements. Except as set forth in Section 4.18 of the Parent Disclosure Letter or as disclosed in the Parent SEC Reports, there exist no other contracts, agreements or understandings (whether oral or written) between or among (a) Parent, on the one hand, and Barry Diller, on the other hand, or (b) Parent and/or BDTV and/or Barry Diller, on the one hand, and the Liberty Group, on the other hand, other than such contracts, agreements and understandings relating to the ordinary course of business operations of Parent.

                                   ARTICLE 5

                 REPRESENTATIONS AND WARRANTIES OF LIBERTY HSN

     Liberty HSN represents and warrants to the Company, Parent and Sub as follows, provided, that Liberty HSN makes no representation with respect to the Company or its subsidiaries:

     Section 5.1. Organization and Qualification; Subsidiaries. Liberty HSN is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Liberty HSN is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that would not, either individually or in the aggregate, have a Liberty Adverse Effect (as defined below). When used in this
Article 5 or elsewhere in this Agreement in connection with Liberty HSN, the term "Liberty Adverse Effect" means any change, event or effect that would materially impair, prevent or delay the ability of Liberty HSN to consummate the Transactions.

     Section 5.2. Certificate of Incorporation and Bylaws. Liberty HSN has previously furnished to Parent and the Company a complete and correct copy of its certificate of incorporation and bylaws as amended to date. Such certificate of incorporation and bylaws are in full force and effect. Liberty HSN is not in violation of any of the provisions of its certificate of incorporation or bylaws or equivalent organizational documents.

     Section 5.3. Capitalization; Business of Liberty HSN. All of the outstanding capital stock of Liberty HSN is beneficially owned by a member of the Liberty Group. No shares of the capital stock of Liberty HSN are reserved for issuance upon exercise of outstanding options or otherwise. Liberty HSN does not have any material liabilities or business other than in connection with the ownership of the Liberty HSN Shares (as defined in Section 5.6).

     Section 5.4. Authority Relative to this Agreement. Liberty HSN has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Liberty HSN and the consummation by Liberty HSN of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Liberty HSN and no other corporate proceedings on the part of Liberty HSN are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by Liberty HSN and, assuming the due authorization, execution and delivery by the Company, Parent and Sub, constitutes the legal and binding obligation of Liberty HSN, enforceable against Liberty HSN in accordance with its terms, subject to
(a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors rights generally and (b) the availability of injunctive relief and other equitable remedies.

     Section 5.5. No Conflict; Required Filings and Consents.

     (a) The execution and delivery of this Agreement by Liberty HSN do not, and the performance of its obligations hereunder and the consummation of the transactions contemplated hereby by Liberty HSN will not, (i) conflict with or violate the certificate of incorporation, bylaws or equivalent organizational documents of Liberty HSN or any of its subsidiaries; or (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Liberty HSN or any of its subsidiaries or by which any of their respective properties is bound or affected, except, in the case of clause (ii), for any such conflicts or violations that would not prevent or delay consummation of the Transactions in any material respect, or otherwise prevent Liberty HSN from performing its obligations under this Agreement in any material respect, and would not have, individually or in the aggregate, a Liberty Adverse Effect, except as disclosed in the Liberty HSN Disclosure Letter (as defined below).
Section 5.5 of the disclosure letter delivered by Liberty HSN to the Company and Parent (the "Liberty HSN Disclosure Letter") lists all material consents, waivers and approvals under any agreements, contracts, licenses or leases required to be obtained by Liberty HSN in connection with the consummation of the transactions contemplated hereby.

     (b) The execution and delivery of this Agreement by Liberty HSN do not, and the performance of its obligations hereunder and the consummation of the transactions contemplated hereby by Liberty HSN will not, require any consent, approval, authorization or permit of, or registration or filing with or notification to, any Governmental Entity, except (i) as disclosed in the Liberty HSN Disclosure Letter, (ii) the filing with the SEC of the Schedule 13E-3, (iii) the FCC Approval, and (iv) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications (A) would not prevent or delay consummation of the Exchange or the Merger in any material respect or otherwise prevent or delay in any material respect Liberty HSN from performing its obligations under this Agreement or (B) would not, individually or in the aggregate, have a Liberty Adverse Effect.

     Section 5.6. Ownership of Company Stock. As of the date hereof, Liberty HSN is the record and beneficial owner of 17,566,702 shares of Company Common Stock and 20,000,000 shares of Company Class B Common Stock (the "Liberty HSN Shares"), and such shares are held by Liberty HSN free of any liens, charges, security interests, pledges, voting or stockholder agreements, encumbrances or equities, other than pursuant to this Agreement, the Company Voting Agreement, the Term Sheet, the Exchange Agreement and as set forth in Section 5.6 of the Liberty HSN Disclosure Letter. Except for such matters and the Transactions, there are no agreements, arrangements, warrants, options, puts, calls, rights or other commitments or understandings of any character to which any member of the Liberty Group is a party or by which any of them is bound and relating to the sale, purchase, redemption, conversion, exchange, registration, voting or transfer of any of the Liberty HSN Shares. As of the Effective Time, Liberty HSN will be the record and beneficial owner of all the Liberty HSN Shares and will hold such shares as described in the first sentence of this Section, other than shares exchanged for shares of the capital stock of Sub immediately prior to the Effective Time.

     Section 5.7. Absence of Litigation. Except as disclosed in Section 5.7 of the Liberty HSN Disclosure Letter, there are no claims, actions, suits, investigations or proceedings pending or, to the best knowledge of Liberty HSN, threatened against Liberty HSN or any of its subsidiaries before any court, arbitrator or administrative, governmental or regulatory authority or body, domestic or foreign, that, individually or in the aggregate, would, or could reasonably be expected to, have a Liberty Adverse Effect, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against Liberty HSN or any of its subsidiaries (a) having or which would, or could reasonably be expected to have a Liberty Adverse Effect, or (b) which seeks to restrain, enjoin or delays consummation of any of the Transactions.

     Section 5.8. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger and the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of Liberty HSN.

     Section 5.9. Tax Matters. As of the date hereof, the historical tax basis of the shares of Company Class B Common Stock owned by Liberty HSN and to be converted in the Merger is not less than $154,000,000.

                                   ARTICLE 6

                       CONDUCT AND TRANSACTIONS PRIOR TO
                     EFFECTIVE TIME; ADDITIONAL AGREEMENTS

     Section 6.1. Information and Access. From the date of this Agreement and continuing until the Effective Time, the Company and Parent each agrees as to itself and its subsidiaries that it shall afford and, with respect to clause (b) below, shall cause its independent auditors to afford, (a) to the officers, independent auditors, counsel and other representatives of the other reasonable access to its and its subsidiaries' properties, books, records (including Tax Returns filed and those in preparation) and personnel in order that the other may have a full opportunity to make such investigation as it reasonably desires to make of the other, and
(b) to the independent auditors of the other, reasonable access to the audit work papers and other records of its independent auditors. No investigation pursuant to this Section 6.1 shall affect or otherwise obviate or diminish any representations and warranties of any party or conditions to the obligations of any party. Except as required by law or stock exchange or NASD regulation, any information furnished pursuant to this Section 6.1 shall be treated confidentially by such party, its officers, independent accountants and other representatives and advisors (except for such information as has otherwise been made public (other than by reason of a violation of this Section 6.1)).

     Section 6.2. Conduct of Business of the Company. Except as contemplated by this Agreement (including the Company Disclosure Letter), during the period from the date of this Agreement and continuing until the Effective Time or until the termination of this Agreement pursuant to Section 8.1, (a) the Company and its subsidiaries shall conduct their respective businesses in the ordinary and usual course consistent with past practice and (b) neither the Company nor any of its subsidiaries shall without the prior written consent of Parent:

          (i) declare, set aside or pay any dividends on or make any other distribution in respect of any of its capital stock, except dividends or distributions declared and paid by a subsidiary of the Company only to the Company or another subsidiary of the Company;

          (ii) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance or authorization of any other securities in respect of, in lieu of, or in substitution for shares of its capital stock or repurchase, redeem or otherwise acquire any shares of its capital stock;

          (iii) issue, deliver, pledge, encumber or sell, or authorize or propose the issuance, delivery, pledge, encumbrance or sale of, or purchase or propose the purchase of, any shares of its capital stock or securities convertible into, or rights, warrants or options to acquire, any such shares of capital stock or other convertible securities (other than the issuance of such capital stock upon the exercise or conversion of options or warrants in accordance with the Company Option Plans in effect on the date of this Agreement, or the conversion of debentures issued pursuant to the Indenture outstanding on the date of this Agreement, in each case in accordance with their respective present terms), authorize or propose any change in its equity capitalization, or, except as contemplated by this Agreement (including the Company Disclosure Letter), or amend any of the financial or other economic terms of such securities or the financial or other economic terms of any agreement relating to such securities;

          (iv) amend its certificate of incorporation or bylaws in any manner;

          (v) take any action that would or could reasonably be expected to result in any of its representations and warranties set forth in this Agreement being untrue or in any of the conditions to the Merger set forth in Article 7 not being satisfied; or

          (vi) authorize or enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

     Section 6.3. Conduct of Business of Parent. Except as contemplated by this Agreement (including the Parent Disclosure Letter), during the period from the date of this Agreement and continuing until the Effective Time or until the termination of this Agreement pursuant to Section 8.1, (a) Parent and its subsidiaries shall conduct their respective businesses in the ordinary and usual course consistent with past practice, and (b) neither Parent nor any of its subsidiaries shall without the prior written consent of the Company:

          (i) declare, set aside or pay any dividends on or make any other distribution in respect of any of its capital stock, except dividends or distributions declared and paid by a subsidiary of Parent only to Parent or another subsidiary of Parent;

          (ii) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance or authorization of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or repurchase, redeem or otherwise acquire any shares of its capital stock;

          (iii) issue, deliver, pledge, encumber or sell, or authorize or propose the issuance, delivery, pledge, encumbrance or sale of, or purchase or propose the purchase of, any shares of its capital stock or securities convertible into, or rights, warrants or options to acquire, any such shares of capital stock or other convertible securities (other than (A) the issuance of such capital stock upon the exercise or conversion of options outstanding on the date of this Agreement in accordance with their present terms and identified in Section 4.3 hereof, (B) the granting of options or stock to employees in the ordinary course of business and the issuance of Parent Common Stock upon exercise thereof or (C) pursuant to the terms of the Retirement Savings and Employment Stock Option Plan) or authorize or propose any change in its equity capitalization, or, except as contemplated by this Agreement (including the Parent Disclosure Letter), amend any of the financial or other economic terms of such securities or the financial or other economic terms of any agreement (including the Exchange Agreement described in the Parent Disclosure Letter) relating to such securities;

          (iv) amend its certificate of incorporation or bylaws in any manner;

          (v) take any action that would or could reasonably be expected to result in any of its representations and warranties set forth in this Agreement being untrue or in any of the conditions to the Merger set forth in Article 7 not being satisfied; or

          (vi) authorize or enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

     Section 6.4. Preparation of S-4, Schedule 13E-3 and Proxy Statement; Other Filings. As promptly as practicable after the date of this Agreement, Parent and the Company (and, in the case of the Schedule 13E-3, the Liberty Group) shall prepare and file with the SEC a preliminary Proxy Statement and Schedule 13E-3 in form and substance reasonably satisfactory to each of Parent and the Company and Parent shall prepare and file with the SEC the S-4, in which the Proxy Statement will be included as a prospectus. Each of Parent and the Company shall use its reasonable best efforts to respond to any comments of the SEC, to have the S-4 declared effective under the Securities Act as promptly as practicable after such filing and, subject to fiduciary duties, to cause the Proxy Statement approved by the SEC to be mailed to its respective stockholders at the earliest practicable time. As promptly as practicable after the date of this Agreement, Parent and the Company shall prepare and file any other filings required under the Exchange Act, the Securities Act or any other federal or Blue Sky Laws relating to the Merger and the transactions contemplated by this Agreement, including, without limitation, under state takeover laws or in connection with the FCC Approval (the "Other Filings"). The Company and Parent (and, in the case of the Schedule 13E-3, the Liberty Group) will notify the other parties promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff or any other government officials for amendments or supplements to the S-4, the Schedule 13E-3, the Proxy Statement or any Other Filing or for additional information and will supply the other with copies of all correspondence between it or any of its representatives, on the one hand, and the SEC, or its staff or any other government officials, on the other hand, with respect to the S-4, the Schedule 13E-3, the Proxy Statement, the Merger or any Other Filing. The Proxy Statement, the Schedule 13E-3, the S-4 and the Other Filings shall comply in all material respects with all applicable requirements of law. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Proxy Statement, the Schedule 13E-3, the S-4 or any Other Filing, Parent or the Company (and, in the case of the Schedule 13E-3, the Liberty Group), as the case may be, shall promptly inform the other parties of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to stockholders of Parent and the Company, such amendment or supplement. Subject to the fiduciary duties of the directors in accordance with applicable law, the Proxy Statement shall include the recommendations of the Board of Directors of Parent in favor of the issuance of Parent Common Stock and Parent Class B Common Stock in connection with the Transactions and of the Board of Directors of the Company in favor of approval of this Agreement and the Transactions; provided, that the Board of Directors of the Company will not recommend approval of this Agreement and the Transactions without the recommendation of the Special Committee. The Company and Parent acknowledge and agree that the Proxy Statement will also include information relating to the matters disclosed in the Parent Disclosure Letter and any required vote of the stockholders of Parent relating thereto, consistent with applicable requirements of law. The Company and Parent each shall promptly provide the other (or its counsel) copies of all filings made by it with any Governmental Entity in connection with this Agreement and the transactions contemplated hereby. To the extent information is required from Liberty HSN in connection with the Proxy Statement and the S-4, Liberty HSN shall comply with the covenants of Parent and the Company contained in this Section. In the event that the Merger is not consummated on or prior to January 3, 1997, the covenants in this Section shall apply to the filing by Parent, Sub, the Company and Liberty HSN of a pre-merger notification report under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and responding to any further informational requests in connection with the receipt of termination or expiration of the applicable waiting period under the HSR Act. Parent shall take all necessary actions to cause the shares of Parent Common Stock issuable in connection with the Company Option Plans to be registered under the Securities Act. Prior to the Effective Time, the Company shall take appropriate action so that Parent's assumption of the Company Option Plans as of the Effective Time shall be effective.

     Section 6.5. Letter of Independent Auditors. The Company and Parent shall use all reasonable efforts to cause to be delivered to the other "comfort" letters of KPMG Peat Marwick LLP, the Company's independent auditors, and of Parent's independent auditors, in each case dated and delivered the date on which the S-4 shall become effective and as of the Effective Time, and addressed to the Boards of Directors of the Company and Parent, in form and substance reasonably satisfactory to the other and customary in scope and substance for letters delivered by independent auditors in connection with registration statements similar to the S-4.

     Section 6.6. Stockholders' Meetings. Parent and the Company each shall call its respective Stockholders Meeting to be held as promptly as practicable for the purpose of voting upon, in the case of Parent, the issuance of Parent Common Stock in connection with the Transactions as well as the other matters referred to in Section 6.3 of the Parent Disclosure Letter and, in the case of the Company, this Agreement. Parent and the Company shall coordinate and cooperate with respect to the timing of the Stockholders Meetings and shall use their respective reasonable best efforts to hold the Stockholders Meetings on the same day as soon as practicable after the date on which the S-4 becomes effective.

     Section 6.7. Agreements to Take Reasonable Action.

     (a) Except as otherwise set forth in the Liberty HSN Disclosure Letter, the parties, including Liberty HSN, shall take, and shall cause their respective subsidiaries to take, all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on it with respect to the Merger (including furnishing the information required under the HSR Act or in connection with receipt of the FCC Approval) and shall take all reasonable actions necessary to cooperate promptly with and furnish information to the other parties in connection with any such requirements imposed upon it or any of its subsidiaries in connection with the Merger. Except as otherwise set forth in the Liberty HSN Disclosure Letter, each party, including Liberty HSN, shall take, and shall cause its subsidiaries to take, all reasonable actions necessary
(i) to obtain (and will take all reasonable actions necessary to promptly cooperate with the other parties in obtaining) any clearance, consent, authorization, order or approval of, or any exemption by, any Governmental Entity, or other third party, required to be obtained or made by it (or by the other parties or any of their respective subsidiaries) in connection with the Transactions or the taking of any action contemplated by this Agreement; (ii) to lift, rescind or mitigate the effect of any injunction or restraining order or other order adversely affecting its ability to consummate the transactions contemplated hereby; (iii) to fulfill all conditions applicable to the parties pursuant to this Agreement; and (iv) to prevent, with respect to a threatened or pending temporary, preliminary or permanent injunction or other order, decree or ruling or statute, rule, regulation or executive order, the entry, enactment or promulgation thereof, as the case may be; provided, however, that with respect to clauses (i) through (iv) above, the parties, including Liberty HSN, will take only such curative measures (such as licensing and divestiture) as the parties determine to be reasonable.

     (b) Except as otherwise set forth in the Liberty HSN Disclosure Letter, subject to the terms and conditions of this Agreement, each of the parties, including Liberty HSN, shall use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective as promptly as practicable the Transactions, subject to the appropriate approval of the stockholders of Parent and the Company.

     Section 6.8. Consents. Except as otherwise set forth in the Liberty HSN Disclosure Letter, Parent, Sub, the Company and Liberty HSN shall each use all reasonable efforts to obtain the consent and approval of, or effect the notification of or filing with, each person or authority whose consent or approval is required in order to permit the consummation of the Merger and the transactions contemplated by this Agreement and to enable the Surviving Corporation to conduct and operate the business of the Company and its subsidiaries substantially as presently conducted and as contemplated to be conducted.

     Section 6.9. NASDAQ Quotation. Parent shall use its reasonable best efforts to cause the shares of Parent Common Stock issuable to the stockholders of the Company in the Merger to be eligible for quotation on the NASD National Market (or other national market or exchange on which Parent Common Stock is then traded or quoted) prior to the Effective Time.

     Section 6.10. Public Announcements. Parent, Sub and the Company shall consult with each other before issuing any press release or otherwise making any public statements with respect to the Merger and shall not issue any such press release or make any such public statement prior to such consultation except as may be required by law.

     Section 6.11. Affiliates. At least ten Business Days prior to the date of the Stockholders Meetings, the Company shall deliver to Parent a list of names and addresses of those persons who were, at the record date for the Company Stockholders Meeting, "affiliates" of the Company within the meaning of Rule 145 under the Securities Act. The Company shall use its reasonable efforts to deliver or cause to be delivered to Parent, prior to the Effective Time, from each of the affiliates of the Company identified in the foregoing list, agreements substantially in the form attached to this Agreement as Exhibit B.

     Section 6.12. Defense of Litigation. Each of Parent, Sub, the Company and Liberty HSN agrees to vigorously defend against all actions, suits or proceedings in which such party is named as a defendant which seek to enjoin, restrain or prohibit the transactions contemplated hereby or seek damages with respect to such transactions. Neither Parent, Sub, the Company nor Liberty HSN shall settle any such action, suit or proceeding or fail to perfect on a timely basis any right to appeal any judgment rendered or order entered against such party therein without the consent of the other parties (which consent shall not be withheld unreasonably). Each of Parent, Sub, the Company and Liberty HSN shall notify the other parties of any such initiated actions, suits or proceedings.

     Section 6.13. Indemnification. Upon the Effective Time, Parent shall assume all of the obligations of the Company under the Company's existing indemnification agreements with each of the directors and officers of the Company, as such agreements relate to the indemnification of such persons for expenses and liabilities arising from facts or events which occurred on or before the Effective Time or relating to the Merger or transactions contemplated by this Agreement. Notwithstanding the foregoing, Parent agrees to provide to the current directors and officers of the Company the maximum indemnification protection permitted under the Delaware Statute and the certificate of incorporation and bylaws of the Company. Parent's directors and officers insurance policy in effect on the date hereof provides coverage of a scope and amount that is, in the aggregate, at least as extensive as the Company's directors and officers insurance policy in effect on the date hereof.

     Section 6.14. Notification of Certain Matters. Each of the Company, Parent, Sub and Liberty HSN shall give prompt notice to the other such parties of the occurrence, or failure to occur, of any event, which occurrence or failure to occur would be likely to cause (a) any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date of this Agreement to the Effective Time, or (b) any material failure of the Company, Parent, Sub or Liberty HSN, as the case may be, or of any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement. Notwithstanding the foregoing, the delivery of any notice pursuant to this Section shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

     Section 6.15. The Company Debentures. The Company shall comply with all notice requirements arising as a consequence of this Agreement and the transactions contemplated hereby under that certain indenture, dated as of March 1, 1996 (as amended or supplemented, the "Indenture"), between the Company and United States Trust Company of New York as trustee thereunder (the "Trustee"), pursuant to which the Company's 5 7/8% Convertible Subordinated Debentures, due March 1, 2006 are issued and outstanding. At the Effective Time, the Company and Parent, if required, shall execute and deliver to the Trustee a supplemental indenture pursuant to, and satisfying the requirements of the Indenture, which supplemental indenture shall be in form and substance reasonably satisfactory to Parent and the Trustee. Parent shall make reasonable efforts to become jointly liable with the Company or to guarantee the obligations of the Company under the Indenture as of the Effective Time. At or prior to the Effective Time, Parent shall reserve a sufficient number of shares of Parent Common Stock for issuance as required by the Indenture (and, if required pursuant to the Indenture or applicable law, shall include such shares of Parent Common Stock in the shares to be registered pursuant to the S-4).

     Section 6.16. Employee Agreements. From and after the Effective Time, Parent shall cause the Surviving Corporation to fulfill all employment, severance, termination, consulting and retirement agreements, as in effect on the date hereof, to which the Company or any of its subsidiaries is a party, pursuant to the terms thereof and applicable law.

     Section 6.17. Reorganization. From and after the date hereof, each of Parent and the Company and their respective subsidiaries shall not, and shall use reasonable efforts to cause their affiliates not to, take any action, or fail to take any action, that would jeopardize qualification of the Merger as a reorganization within the meaning of Section 368(a) of the Code or enter into any contract, agreement, commitment or arrangement that would have such effect.

     Section 6.18. Exchange Agreement. Immediately prior to the Effective Time, Parent and Liberty shall enter into the Exchange Agreement having the terms set forth in Exhibit C hereto and otherwise in form and substance reasonably satisfactory to Parent, Liberty HSN and the Company. Prior to the Effective Time and other than pursuant to Section 2.1(f) of this Agreement, without the approval of the Special Committee,

Parent and Sub shall not materially amend the Exchange Agreement and shall not amend in any respect the economic terms thereof.

     Section 6.19. Parent Directors. Promptly following the Effective Time, in accordance with applicable law and Parent's certificate of incorporation and bylaws, three current directors of the Company who are legally permitted to serve as directors of Parent shall become members of the Board of Directors of Parent.

                                   ARTICLE 7

                              CONDITIONS PRECEDENT

     Section 7.1. Conditions to Each Party's Obligation to Effect the Merger and the Exchange. The respective obligations of each party (including Liberty
HSN) to effect the Merger and the Exchange are subject to the satisfaction prior to the Closing Date of the following conditions:

          (a) FCC Approvals; HSR Approval.

             (i) The FCC Approval, to the extent requiring affirmative action by the FCC, (A) shall have been obtained; (B) the time for filing a request for administrative or judicial review, or for instituting administrative review sua sponte, of any such FCC Approval shall have expired without any such filing having been made or notice of such review having been issued; or, in the event of such filing or review sua sponte, such filing or review shall have been disposed favorably to the grant and the time for seeking further relief with respect thereto shall have expired without any request for such further relief having been filed; and (C) such approval shall not impose any additional restrictions or limitations (in addition to those imposed by laws and regulations of general applicability as in effect from time to time) on Parent or the Liberty Group in the ownership of their respective assets or the operation of their respective businesses. There shall be no order of the FCC requiring any changes to the Term Sheet. The Company FCC Approval shall have been obtained, or the FCC shall have issued special temporary authority to allow the Company to proceed with the Merger.

             (ii) Any waiting period applicable to the consummation of the Transactions under the HSR Act shall have expired or been terminated, and no action shall have been instituted by the Department of Justice or Federal Trade Commission challenging or seeking to enjoin the consummation of the Transactions, which action shall not have been withdrawn or terminated.

          (b) Stockholder Approval. The issuance of Parent Common Stock and Parent Class B Common Stock in connection with the Merger and the other Transactions including pursuant to the Contingent Right and the Exchange Agreement shall have been approved by the requisite vote of the stockholders of Parent, and this Agreement shall have been approved and adopted by the requisite vote of the stockholders of the Company, in each case in accordance with applicable law; provided, that with respect to such vote of the stockholders of the Company, this Agreement shall also have been approved and adopted by stockholders of the Company (who are neither members of the Liberty Group nor affiliates of any member of the Liberty Group) holding a majority of the outstanding shares of Company Common Stock (other than shares of Company Common Stock held by members of the Liberty Group or any of their affiliates) present and voting at the Company's Stockholders Meeting.

          (c) Effectiveness of the S-4. The S-4 shall have been declared effective by the SEC under the Securities Act and shall not be the subject of any stop order or proceeding by the SEC seeking a stop order.

          (d) Liberty Exchange. Immediately prior to the Merger, Liberty HSN shall have exchanged certain of its shares of Company Common Stock and Company Class B Common Stock pursuant to Article 1 of this Agreement (subject to adjustment pursuant to Section 2.1(f)), and Parent and Liberty HSN shall have entered into the Exchange Agreement.

          (e) Governmental Entity Approvals. All other material authorizations, consents, orders or approvals of, or declarations or filings with, or expiration of waiting periods imposed by, any Governmental Entity necessary for the Merger and the consummation of the transactions contemplated by this Agreement shall have been filed, expired or been obtained, other than those that, individually or in the aggregate, the failure to be filed, expired or obtained would not, in the reasonable opinion of Parent, have a Material Adverse Effect on the Company or Parent.

          (f) No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger or the other Transactions shall be in effect, nor shall any proceeding brought by an administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, seeking any of the foregoing be pending or threatened; and there shall not be any action taken, or any statute, rule, regulation or order (whether temporary, preliminary or permanent) enacted, entered or enforced which makes the consummation of the Merger or the other Transactions illegal or prevents or prohibits the Merger or the other Transactions.

          (g) NASDAQ Quotation. The shares of Parent Common Stock issuable to the holders of the Company Stock pursuant to the Merger shall have been authorized for quotation on the NASD National Market (or other national market or exchange on which Parent Common Stock is then traded or quoted), upon official notice of issuance.

          (h) Consummation of Savoy Merger. The merger of a subsidiary of Parent with and into Savoy Pictures Entertainment, Inc., a Delaware corporation, pursuant to the Agreement and Plan of Merger, dated November 27, 1995 (as amended as of August 13, 1996) shall have been consummated.

     Section 7.2. Conditions of Obligations of Parent and Sub. The obligations of Parent and Sub to effect the Merger and the Exchange are subject to the satisfaction of the following additional conditions, unless waived in writing by
Parent:

          (a) Representations and Warranties. The representations and warranties of the Company and Liberty HSN set forth in this Agreement shall be true and correct or, in the case of representations and warranties not containing any materiality qualifier, including, without limitation, "Material Adverse Effect," shall be true and correct in all material respects (i) as of the date hereof and (ii) as of the Closing Date, as though made on and as of the Closing Date (provided, that in the cases of clauses (i) and (ii), any such representation and warranty made as of a specific date shall be true and correct as of such specific date), and Parent shall have received certificates to such effect signed by the Chief Executive Officer or the Chief Financial Officer of the Company with respect to Company matters and by a senior executive officer of Liberty HSN with respect to Liberty HSN matters.

          (b) Performance of Obligations of the Company and Liberty HSN. Each of the Company and Liberty HSN shall have performed in all material respects all of their respective obligations and covenants, taken as a whole, required to be performed by such party under this Agreement prior to or as of the Closing Date (but, in the case of Liberty HSN, subject to any conditions relating to the Exchange Agreement), and Parent shall have received certificates to such effect signed by the Chief Executive Officer or the Chief Financial Officer of the Company with respect to Company matters and by a senior executive officer of Liberty HSN with respect to Liberty HSN matters.

          (c) Consents. Parent and Sub shall have received duly executed copies of all material third-party consents and approvals contemplated by this Agreement or the Company Disclosure Letter to be obtained by the Company in form and substance reasonably satisfactory to Parent and Sub, except those consents the failure to so receive would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

          (d) Tax Opinion. Parent and Sub shall have received the opinion, dated the Closing Date, of Wachtell, Lipton, Rosen & Katz, special counsel to Parent, based upon customary representations, to the effect that the Merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code, and that each of the Company, Sub and Parent will be a party to that reorganization within the meaning of Section 368(b) of the Code.

     Section 7.3. Conditions of Obligations of the Company. The obligation of the Company to effect the Merger is subject to the satisfaction of the following conditions, unless waived in writing by the Company:

          (a) Representations and Warranties. The representations and warranties of Parent and Sub and Liberty HSN set forth in this Agreement shall be true and correct or, in the case of representations and warranties not containing any materiality qualifier, including, without limitation, "Material Adverse Effect," shall be true and correct in all material respects (i) as of the date hereof and (ii) as of the Closing Date, as though made on and as of the Closing Date (provided, that in the cases of clauses (i) and (ii), any such representation and warranty made as of a specific date shall be true and correct as of such specific date), and the Company shall have received certificates to such effect signed by a senior executive officer of Parent and the President of Sub to such effect with respect to Parent matters and Sub matters, respectively, and by a senior executive officer of Liberty HSN with respect to Liberty HSN matters.

          (b) Performance of Obligations of Parent, Sub and Liberty HSN. Each of Parent and Sub and Liberty HSN shall have performed in all material respects all of their respective obligations and covenants, taken as a whole, required to be performed by such party under this Agreement prior to or as of the Closing Date (but, in the case of Liberty HSN, subject to any conditions relating to the Exchange Agreement), and the Company shall have received certificates to such effect signed by the Chief Financial Officer of Parent and the President of Sub with respect to Parent and Sub matters, respectively, and by a senior executive officer of Liberty HSN with respect to Liberty HSN matters.

          (c) Consents. The Company shall have received duly executed copies of all material third-party consents and approvals contemplated by this Agreement and the Parent Disclosure Letter to be obtained by Parent in form and substance reasonably satisfactory to the Company, except those consents the failure to so receive, would not, individually or in the aggregate, have a Material Adverse Effect on Parent.

          (d) Tax Opinion. The Company shall have received the opinion, dated the Closing Date, of Howard, Darby & Levin, special counsel to the Company, based upon customary representations, to the effect that the Merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code, and that each of the Company, Sub and Parent will be a party to that reorganization within the meaning of
     Section 368(b) of the Code.

     Section 7.4. Conditions of Obligations of Liberty HSN. Without the prior written consent of Liberty HSN, the conditions set forth in Sections 7.2(a) (with respect to the representations and warranties in Section 3.14 and 3.16 only), 7.2(d), 7.3(a) (with respect to the representations and warranties in Sections 4.3, 4.9, 4.14 and 4.17), 7.3(b) (with respect to Sections 6.3(b) (except to the extent permitted without the consent of Liberty under the stockholders agreement relating to Parent Stock between Barry Diller and Liberty or to which Liberty consents thereunder), 6.4, 6.5, 6.7, 6.8, 6.12, 6.13, 6.14, 6.17, and 6.18), 7.3(c) and 7.3(d) may not be waived by any of the parties. As of the Effective Time, there shall be no law, rule or regulation in effect or formally introduced in Congress which would prevent the exchange of shares of Surviving Corporation Common Stock and Surviving Corporation Class B Stock for shares of Parent Common Stock and Parent Class B Common Stock pursuant to the Exchange Agreement or the contribution of Parent Stock to BDTV II (as defined in the Term Sheet) from being tax-free exchanges for federal income tax purposes.

                                   ARTICLE 8

                                  TERMINATION

     Section 8.1. Termination. This Agreement may be terminated at any time prior to the Effective Time of the Merger, whether before or after approval of the Merger by the stockholders of Parent and the Company:

          (a) by mutual written consent duly authorized by the Boards of Directors of Parent and the Company based on the recommendation of the Special Committee;

          (b) by either Parent, the Company or Liberty HSN if the Merger shall not have been consummated by September 1, 1997 (provided, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any party whose action or failure to act has been the cause of or resulted in the failure of the Merger to occur on or before such date and such action or failure to act constitutes a breach of this Agreement);

          (c) by either Parent or the Company, if (i) a court of competent jurisdiction or other Governmental Entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, which order, decree or ruling is final and nonappealable or (ii) a governmental, regulatory or administrative agency or commission shall seek to enjoin the Merger and the terminating party reasonably believes that the time period required to resolve such governmental action and the related uncertainty is reasonably likely to have a Material Adverse Effect on either Parent or the Company;

          (d) by either Parent or the Company, if the required approvals of the stockholders of Parent or the Company contemplated by this Agreement shall not have been obtained by reason of the failure to obtain the required vote upon a vote taken at a Stockholders Meeting or at any adjournment thereof (provided, that the right to terminate this Agreement under this Section 8.1(d) shall not be available to any party where the failure to obtain stockholder approval of such party shall have been caused by the action or failure to act of such party in breach of this Agreement);

          (e) by Parent, if the Board of Directors of the Company acting on the recommendation of the Special Committee shall have withdrawn or modified its recommendation concerning the Merger referred to in Section 3.14 and such action or inaction shall not be due to a breach by Parent of the nature described in Section 6.2(a) or 6.2(b);

          (f) by the Company, if the Board of Directors of Parent shall have withdrawn or modified the recommendation referred to in Section 4.14(c) and such action or inaction shall not be due to a breach by the Company of the nature described in Section 6.3(a) or 6.3(b);

          (g) by the Company, upon a breach of any representation, warranty, covenant or agreement on the part of Parent set forth in this Agreement, or if any representation or warranty of Parent shall have become untrue, in either case such that the conditions set forth in Section 6.3(a) or Section 6.3(b) would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such inaccuracy in Parent's representations and warranties or breach by Parent is curable by Parent through the exercise of its reasonable efforts and for so long as Parent continues to exercise such reasonable efforts, the Company may not terminate this Agreement under this
     Section 8.1(g); or

          (h) by Parent, upon a breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue, in either case such that the conditions set forth in Section 6.2(a) or Section 6.2(b) would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such inaccuracy in the Company's representations and warranties or breach by the Company is curable by the Company through the exercise of its reasonable efforts and for so long as the Company continues to exercise such reasonable efforts, Parent may not terminate this Agreement under this
     Section 8.1(h);

          (i) by the Special Committee (or, if any member of the Special Committee is no longer serving in such capacity, any successor committee consisting of independent directors of the Company), if, at any time prior to the Effective Time, the arithmetic average of the mean of the closing bid and ask prices of Parent Common Stock on the NASD National Market (or other national market or exchange on which Parent Common Stock is then traded or quoted) for the 20 trading days immediately preceding such time is less than $22.125; or

          (j) by Parent, if at any time prior to the Effective Time, the arithmetic average of the mean of the closing bid and ask prices of Parent Common Stock on the NASD National Market (or other national market or exchange on which Parent Common Stock is then traded or quoted) for the 20 trading days immediately preceding such time is more than $36.875.

     Section 8.2. Effect of Termination. In the event of the termination of this Agreement as provided in Section 8.1, this Agreement shall be of no further force or effect, except (a) as set forth in the last sentence of Section 6.1, this Section 8.2, Section 8.3, and Article 9, each of which shall survive the termination of this Agreement, and (b) nothing herein shall relieve any party from liability for any breach of this Agreement.

     Section 8.3. Fees and Expenses. Except as set forth in this Section 8.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, whether or not the Merger is consummated; provided, however, that Parent and the Company shall share equally all fees and expenses, other than attorneys' fees, incurred in relation to the printing, filing and mailing of the Proxy Statement (including any preliminary materials related thereto), the
Schedule 13E-3 and the S-4 (including financial statements and exhibits) and any amendments or supplements thereto, but only to the extent such fees and expenses relate to the Merger or the issuance of Parent Stock in the Transactions.

                                   ARTICLE 9

                               GENERAL PROVISIONS

     Section 9.1. Failure to Consummate the Merger. In the event that the Exchange contemplated in Section 1.1 is consummated, but, for any reason whatsoever, the Merger is not consummated immediately thereafter and on the same date (and in accordance with this Agreement), then, notwithstanding any provision of this Agreement apparently to the contrary, in addition to any other rights or remedies which Liberty HSN may have pursuant hereto or at law or in equity, Liberty HSN shall have the unconditional right to rescind the transactions consummated pursuant to this Agreement, in which event Parent and Sub shall take all such actions as may be necessary to make such rescission fully effective, including, but not limited to, upon the request of Liberty HSN, transferring the shares of Company Common Stock and Company Class B Common Stock transferred to Sub by Liberty HSN pursuant to Section 1.1 and held by Sub to Liberty HSN upon proper delivery by Liberty HSN of the shares of Sub Common Stock and Sub Class B Common Stock received in the Exchange.

     Section 9.2. Amendment. This Agreement (including the Exhibits, Annexes and disclosure letters hereto) may be amended prior to the Effective Time by the parties, by action taken by the Board of Directors of Parent and the Board of Directors of the Company (provided, that no amendment shall be approved by the Board of Directors of the Company unless such amendment shall have been recommended by the Special Committee), at any time before or after approval of the Merger by the stockholders of Parent and the Company but, after any such approval, no amendment shall be made which by law requires further approval by such stockholders without such further approval. The foregoing notwithstanding, this Agreement (including the Exhibits, Annexes and disclosure letters hereto) may not be amended in any manner that affects the rights, obligations, representations or warranties of Liberty HSN hereunder without the written consent of Liberty HSN. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

     Section 9.3. Extension; Waiver. At any time prior to the Effective Time (whether before or after approval of the stockholders of Parent and the Company), Parent and the Company may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement and (c) waive compliance with any of the agreements or conditions contained in this Agreement, except that no such extension or waivers may be effected that affects the rights, obligations, representations or warranties of Liberty HSN hereunder without the written consent of Liberty HSN. Any extension or waiver on behalf of the Company shall be taken only upon the recommendation of the Special Committee. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

     Section 9.4. Nonsurvival of Representations, Warranties and
Agreements. All representations, warranties and agreements in this Agreement or in any instrument or certificate delivered pursuant to this Agreement shall be deemed to be conditions to the Merger and shall not survive the Merger, except for the agreements contained in Sections 2.1(d) (relating to Contingent Right),
2.2 (exchange of Certificates), 2.3 (Company Options), 2.4 (further assurances),
6.12 (defense of litigation), 6.13 (indemnification), 6.15 (Company debentures),
6.16 (employee benefits), 6.17 (reorganization) and 8.3 (regarding the payment of fees and expenses), each of which shall survive the Merger.

     Section 9.5. Entire Agreement. This Agreement (including the Exhibits, Annexes and disclosure letters hereto) and the other documents referenced herein contain the entire agreement between the parties (except that a member of the Liberty Group is a party to the August Agreement and the Silver Stockholders Agreement (each as defined in the Term Sheet) and the Term Sheet, none of which alters the obligations provided for hereunder) with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, with respect thereto.

     Section 9.6. Severability. It is the desire and intent of the parties, including Liberty HSN, that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 9.7. Notices. All notices and other communications pursuant to this Agreement shall be in writing and shall be deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally recognized, overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

     (a) if to Parent or Sub, to:

           Silver King Communications, Inc.
           12425 28th Street North
           St. Petersburg, FL 33716
           Attention: Michael Drayer, Esq.
           Telecopier: (813) 572-1488;

        with a copy to:

           Wachtell, Lipton, Rosen & Katz
           51 West 52nd Street
           New York, NY 10019-5150
           Attention: Pamela S. Seymon, Esq.
           Telecopier: (212) 403-2000.

        (b) if to the Company, to:

           Home Shopping Network, Inc.
           11831 30th Court North
           St. Petersburg, FL 33716
           Attention: Kevin J. McKeon
           Telecopier: (813) 539-8137;

        with a copy to:

           Howard, Darby & Levin
           1330 Avenue of the Americas
           New York, NY 10019
           Attention: Thomas J. Kuhn, Esq.
           Telecopier: (212) 841-1010.

        (c) if to Liberty HSN, to:

           Liberty HSN, Inc.
           8101 East Prentice Avenue
           Suite 500
           Englewood, CO 80111
           Attention: Peter R. Barton
           Telecopier: (303) 721-5415

        with a copy to:

           Baker & Botts, L.L.P.
           599 Lexington Avenue
           Suite 2900
           New York, NY 10022-6030
           Attention: Frederick H. McGrath, Esq.
           Telecopier: (212) 705-5125

All such notices and other communications shall be deemed to have been received
(a) in the case of personal delivery, on the date of such delivery, (b) in the case of a telecopy, when the party receiving such telecopy shall have confirmed receipt of the communication, (c) in the case of delivery by nationally recognized overnight courier, on the Business Day following dispatch and (d) in the case of mailing, on the third Business Day following such mailing.

     Section 9.8. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 9.9. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     Section 9.10. Benefits; Assignment. This Agreement is not intended to confer upon any person other than the parties any rights or remedies hereunder and shall not be assigned by operation of law or otherwise; provided, however, that the officers and directors of the Company are intended beneficiaries of the covenants and agreements contained in Section 6.13, the Company employees having the agreements described in Section 6.16 and the holders of Company Options described in Section 2.3, provided, that such assignment shall not alter the treatment of the Merger under the Code for Company stockholders, and the Company shall execute any amendment to this Agreement necessary to provide the benefits of this Agreement to any such assignee. References to "the parties" herein shall not be deemed to include Liberty HSN or the Liberty Group unless specifically provided therein.

     Section 9.11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein, without giving effect to laws that might otherwise govern under applicable principles of conflicts of law.

     Section 9.12. Tax Matters. Whenever it is necessary for purposes of this Agreement (including the Exhibits, Annexes and disclosure letters hereto) to determine whether an exchange is tax-free, such determination shall be made without regard to any interest imputed pursuant to Section 483 of the Code.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereinto duly authorized, as of the date first written above.

                                          SILVER KING COMMUNICATIONS, INC.

                                          By: /s/  MICHAEL DRAYER

                                            ------------------------------------
                                          Name: Michael Drayer
                                          Title: Executive Vice President

                                          HOUSE ACQUISITION CORP.

                                          By: /s/  MICHAEL DRAYER

                                            ------------------------------------
                                          Name: Michael Drayer
                                          Title: President

                                          HOME SHOPPING NETWORK, INC.

                                          By: /s/  KEVIN J. MCKEON

                                            ------------------------------------
                                          Name: Kevin J. McKeon
                                          Title: Executive Vice President
                                               and Chief Financial Officer

                                          LIBERTY HSN, INC.

                                          By: /s/  ROBERT R. BENNETT

                                            ------------------------------------
                                          Name: Robert R. Bennett
                                          Title: Executive Vice President

         [SIGNATURE PAGE TO AGREEMENT AND PLAN OF EXCHANGE AND MERGER]

                                   EXHIBIT A

                    TERMS AND CONDITIONS REGARDING ISSUANCE
                OF CONTINGENT PARENT SHARES TO LIBERTY HSN, INC.

     The following provisions set forth the terms and conditions pursuant to which, as part of the consideration to be received by Liberty HSN in the Merger in respect of its shares of Company Class B Common Stock, Parent will issue to Liberty HSN, from time to time upon the occurrence of certain events (or as circumstances otherwise permit), additional shares of Parent Class B Common Stock in satisfaction of Parent's obligation to issue to Liberty HSN (or a wholly owned subsidiary thereof to which the Contingent Right has been assigned) the shares of Parent Class B Common Stock which are not issued to it at the time of the Merger (such shares, the "Contingent Parent Shares"). Capitalized terms not defined herein shall have the meanings ascribed to such terms in the merger and exchange agreement to which this Exhibit A is attached (the "Agreement").

Number of Contingent Parent
  Shares:..................  2,644,299 shares of Parent Class B Common Stock, less any additional shares of Parent Class B Common Stock issued at the Effective Time of the Merger, in accordance with any adjustments required pursuant to Section 2.1(f) of the Agreement, but subject to increase in connection with the issuance of Extra Shares (as defined below).

Parent Obligation:.........  Upon the occurrence of, or in the event of the existence of circumstances constituting, at any time subsequent to the Effective Time and on or before the fifth anniversary of the Effective Time, a Contingent Issuance Event (as defined below), Parent shall issue to Liberty HSN a number of Contingent Parent Shares (such additional Contingent Parent Shares, the "Additional Shares") equal to the Available Share Amount (as defined below) determined at such time of, and after giving effect to, the occurrence or existence of such Contingent Issuance Event (and any share issuances resulting therefrom). Parent shall issue any Additional Shares to Liberty HSN simultaneously with or immediately following the occurrence of a Contingent Issuance Event; subject, however, to (i) the receipt of any and all consents, approvals or authorizations of any governmental or regulatory entities, and the expiration or termination of any waiting periods under the HSR Act required in connection with the issuance of such Additional Shares, and (ii) such issuance not being taxable to

Liberty HSN; provided, however, that the condition to issuance of the Contingent Parent Shares set forth in this clause (ii) shall be deemed satisfied to the extent that (x) the taxability of such issuance to Liberty HSN is a result of
(1) any action or inaction by Liberty HSN or a member of the Liberty Group (other than due to an action or inaction specifically contemplated or required by the Agreement, the Exchange Agreement, the Term Sheet or the August Agreement (as defined in the Term Sheet)) or (2) the nature of the Contingent Right under laws and regulations in effect at the Effective Time, or (y) the taxes applicable to such issuance would have accrued or been payable by Liberty HSN had all of the Contingent Parent Shares been issued to Liberty HSN in the Merger at the Effective Time. Each of Parent and Liberty HSN shall use their reasonable best efforts to obtain any such required consent or approval, and to file and cause the expiration or termination of any waiting period required in accordance with the HSR Act, in each case as promptly as practicable. At or after the Effective Time, Liberty HSN shall have the right to assign the Contingent Right, in whole or in part, to one or more wholly owned subsidiaries of Liberty HSN; and following such assignment the term "Liberty HSN" shall for purposes of the Contingent Right be deemed to refer to such assignee.

Contingent Issuance
Event:.....................  The term "Contingent Issuance Event" shall mean any event, including without limitation, any transaction, stock issuance, change in law, rule, or regulation, order, decree or policy and/or the existence or change in any other circumstance(s), which results in Liberty HSN being permitted under applicable FCC Regulations to own (without limitation or restriction relating to the continuation of such ownership following issuance, or the imposition of any restriction or limitation of the type referred to in clause (i) of the first sentence of the last paragraph opposite the caption "Parent Covenants" or any requirement to dispose or divest of any Parent Securities (including any interest in BDTV, BDTV II or any BDTV Entity (as defined in the Term Sheet)) or other assets or businesses in connection with such Contingent Issuance Event (any of the foregoing restrictions or limitations, a "Restrictive Condition")) directly or indirectly, a greater number of equity securities of Parent, including any securities exercisable or exchangeable for or convertible into equity securities of Parent (collectively, the "Parent Securities"), than the Adjusted Base Amount (as defined below) as of the date of the occurrence or first existence of such Contingent Issuance Event; provided, however, that a sale or other disposition by the Liberty Group of Parent Securities or Exchange Securities (as defined in Exhibit C to the Agreement) shall not constitute or result in the occurrence of a Contingent Issuance Event and such securities shall not be considered in determining the number of Parent Securities issuable in connection with a subsequent Contingency Event. The "Base Amount" shall be an amount equal to the number of Parent Securities owned, directly or indirectly, by the Liberty Group immediately prior to the Merger (including the 2 million shares of Parent Class B Common Stock held by BDTV) together with all Parent Securities actually issued to Liberty HSN in the Merger (including any Parent Stock issued pursuant to the adjustment contemplated by Section 2.1(f) of the Merger Agreement, but excluding any Contingent Parent Shares or any Parent Securities issuable pursuant to the Exchange Agreement). The "Adjusted Base Amount" shall be the Base Amount plus the number of Contingent Parent Shares issued to Liberty HSN subsequent to the Merger and prior to such Contingent Issuance Event by Parent. For purposes of this Exhibit A, Liberty HSN shall be deemed to be entitled to own Additional Shares indirectly to the extent that Liberty HSN would, following its receipt of such Additional Shares, be entitled to contribute such shares to a BDTV Entity on a tax free basis.

                             The term Contingent Issuance Event would include, but would not be limited to, the occurrence of one of the following events, or the existence of any of the following circumstances:

                                 (i) a Change in Law (as defined in the Term Sheet) (including, but not limited to, as a result of any change in FCC Regulations or a Restructuring Transaction (as defined in the Term Sheet) but not including any Change in Law resulting from any transaction as a result of which either Liberty or Liberty HSN is no longer a direct or indirect subsidiary of TCI);

                                 (ii) the effectiveness of any amendment to or modification of, or supplement to, the FCC orders released March 11, 1996 and June 14, 1996 relating to the transfer of control of Parent (the "FCC Orders"), or any subsequent order or ruling of the FCC (or any interpretation by the FCC) having the effect of superceding or modifying the FCC Orders, or any waiver of the restriction or limit on the Liberty Group's ownership of equity securities of Parent granted by the FCC, in each case which has the effect of increasing the aggregate percentage equity interest in Parent or the number of Parent Securities which the members of the Liberty Group are entitled to own (directly or indirectly); provided, however, that any of the foregoing which contains a Restrictive Condition shall not constitute or qualify as a Contingent Issuance Event;

                                 (iii)  the issuance of additional Parent
                                        Securities to any person or entity
                                        (including, but not limited to, upon the conversion, exercise or exchange of any options, warrants, convertible securities or other rights to acquire equity securities of Parent, but excluding Parent Securities issued to a member of the Liberty Group upon the exchange of Exchange Securities pursuant to the Exchange Agreement), other than issuances resulting from stock splits, stock dividends and similar events which do not result in a change in the Liberty Group's proportionate equity interest in Parent; or

                                 (iv) any merger, consolidation, binding share exchange (or other similar transaction) involving Parent or any tender or exchange offer for the outstanding Parent Securities (but only to the extent that Liberty HSN would be permitted under FCC Regulations to hold directly or indirectly the securities issuable to holders of Parent Securities in connection with any such transaction or offer).

Calculation of Available
  Share Amount:............  The number of Additional Shares issuable to Liberty
                             HSN upon the occurrence of a Contingent Issuance Event shall be equal to the "Available Share Amount," which shall be calculated in accordance with the following formula:

                                      A = (MP * OS) - ABA

                                        -----------------
                                                          1-MP
                                      where:

                                      A   = the Available Share Amount.

                                      MP = 21.37% or such greater percentage
                                           equity interest in Parent which the
                                           Liberty Group is then permitted to
                                           own (directly or indirectly) in
                                           accordance with FCC Regulations (as
                                           amended, modified or otherwise
                                           changed to the date thereof) or any
                                           subsequent order or determination by
                                           the FCC which supersedes or modifies
                                           the FCC Orders or any waiver of or
                                           exception to the prohibitions or
                                           requirements of any of the foregoing,
                                           the effect of which would be to
                                           permit the Liberty Group to increase
                                           its percentage equity interest in
                                           Parent (including, but not limited
                                           to, after giving effect to any
                                           "control premium" or other adjustment
                                           to the percentage equity interest of
                                           the Liberty Group required by the FCC
                                           Regulations).

                                      OS = the aggregate number of shares of
                                           Parent Securities issued and
                                           outstanding after giving effect to
                                           any issuances of Parent Securities
                                           resulting in or contributing to the
                                           occurrence of the Contingent Issuance
                                           Event, but excluding (i) the issuance
                                           of the Additional Shares to Liberty
                                           HSN as a result of such Contingent
                                           Issuance Event and (ii) any shares
                                           issued to a member of the Liberty
                                           Group (or its permitted transferee)
                                           pursuant to the terms of the Exchange
                                           Agreement.

                                      ABA= the Adjusted Base Amount immediately
                                           prior to the occurrence of the
                                           Contingent Issuance Event.

                             Notwithstanding the foregoing, Parent shall not be required to issue Contingent Parent Shares to Liberty HSN unless the number of Additional Shares then issuable (together with any Contingent Parent Shares that have previously become issuable to Liberty HSN pursuant to this Exhibit A but for the application of this sentence) exceeds 5,000; provided, however, that any such Additional Shares so not required to be issued as a result of the provisions of this sentence shall accumulate until such time as the accumulated number of Contingent Parent Shares exceeds such number, at which point such accumulated number of Additional Shares shall be issued to Liberty HSN.

Approved Issuance:.........  In the event that there are any Remaining Shares
                             Issuable (as defined below) which cannot be issued solely due to a required approval, consent or waiver from the FCC on the third anniversary of the Merger, then on and after such third anniversary until such time as there are no Remaining Shares Issuable, Liberty HSN shall have the right to make application to the FCC for such consent or approval as may be necessary to permit the issuance to it of some or all of the Remaining Shares Issuable for the purpose of the disposition of such securities by Liberty HSN in an orderly manner over a specified period of time or by a date certain (such consent or approval of the FCC, the "FCC Issuance Approval"). Liberty HSN shall be entitled to seek such FCC Issuance Approval from time to time following the third anniversary of the Merger and to make all applicable determinations relating to the form and substance of the consent or approval sought, including, without limitation, the number of Remaining Shares Issuable for which such consent or approval is to be sought. The right to seek the FCC Issuance Approval shall not limit Liberty HSN's right to have Contingent Parent Shares issued to it upon the occurrence of a Contingent Issuance Event subsequent to such third anniversary, nor shall it limit Parent's obligations regarding its efforts to cause all Remaining Shares Issuable to be issued consistent with the terms hereof, and in this regard Parent and Liberty HSN agree to cooperate in good faith in order to provide for the orderly issuance of Contingent Parent Shares and Approved Shares pursuant to the Contingent Issuance Right. Parent agrees that it will use its reasonable best efforts to support any request or application for a FCC Issuance Approval made by Liberty HSN.

                             Following the receipt of any FCC Issuance Approval Parent shall, upon the request of Liberty HSN and upon the date reasonably specified by Liberty, issue to it up to the number of Contingent Parent Shares for which such approval has been granted, including therein a number of shares of Parent Class B Common Stock equal to the Extra Share Amount; subject, however, to any limitation contained in the FCC Issuance Approval as to the aggregate number of shares to be so issued. Upon each issuance of Contingent Parent Shares pursuant to a FCC Issuance Approval and the subsequent taxable sale of such shares, Parent shall issue to Liberty HSN an additional number of shares (the "Extra Share Amount," and such shares, the "Extra Shares") of Parent Class B Common Stock such that after such taxable sale of all Contingent

Parent Shares and Extra Shares so issued (collectively, the "Approved Shares"), Liberty HSN (or its permitted assignee) would have net after-tax proceeds equal to the total fair market value of the Contingent Parent Shares as of the date of receipt of such shares. Prior to the first issuance of shares pursuant to the FCC Issuance Approval, Parent and Liberty HSN shall enter into a registration rights agreement providing to Liberty HSN customary terms for the registration of the Approved Shares issuable, including, but not limited to, reasonable demand and piggyback registration rights, minimum amounts of shares to be offered, and other customary and reasonable provisions, in light of the number of Remaining Shares Issuable. Such agreement shall provide that Liberty HSN shall have a single special demand right which shall entitle it to require Parent to use its commercially reasonable best efforts to register the full amount of shares requested to be registered and shall require Parent to use its best efforts to cause such registration to become effective on or as near as possible, to the date of an FCC Issuance Approval. Parent agrees that upon the request of Liberty HSN it will file a registration statement relating to the sale by Liberty HSN of such Approved Shares (upon conversion thereof to shares of Parent Common Stock) under the Securities Act of 1933, as amended, and shall use its best efforts to cause such registration statement to become effective upon the date of issuance, or to register such shares for sale pursuant to a "shelf" registration statement, and to use its reasonable best efforts to cause such registration to remain effective during the distribution period therefor.

                             Notwithstanding the above, the total number of Contingent Parent Shares issued or shares otherwise issuable pursuant to this Exhibit A cannot exceed the number of shares of Parent Class B Common Stock issued in the Merger at the Effective Time. The previous sentence shall be applied by taking into account the effect of stock splits, recapitalizations and similar transactions. The "Remaining Shares Issuable" as of any date shall be equal to the number of Contingent Parent Shares issuable to Liberty HSN immediately following the Effective Time of the Merger less the number of Contingent Parent Shares which have been issued to Liberty HSN as of such date (and shall exclude any Extra Shares issued to it).

Anti-Dilution
Adjustments:...............  The number of Remaining Shares Issuable shall be subject to adjustment upon the occurrence of certain events involving Parent including, without limitation: (i) the payment by Parent of dividends (and other distributions) on outstanding shares of Parent Securities in cash (or other property) or shares of Parent's capital stock; (ii) subdivisions or combinations of Parent Securities; (iii) the issuance by Parent, in reclassification of its outstanding shares of Parent Securities, of any other shares of capital stock of Parent; and (iv) the distribution by Parent to the holders of Parent Securities of any assets, properties or debt securities or any rights, warrants or options to purchase securities.

Disputes Concerning
Occurrence
of Contingent Issuance
Events:....................  The determination of whether or not a Contingent
                             Issuance Event exists or has occurred, and the determination of the number of Additional Shares issuable as a result thereof, shall be made in the good faith reasonable determination of Parent based upon FCC Regulations (as then in effect). In the event of any dispute between Parent and Liberty HSN with respect to the existence or occurrence of a Contingent Issuance Event, or the determination of the number of Additional Shares issuable in connection therewith, such dispute may be resolved by means of the delivery to Parent and Liberty HSN of a written opinion addressed to each of Parent and Liberty HSN (which opinion shall be in form and substance reasonably satisfactory to Parent and Liberty HSN and shall not be subject to material qualifications or limitations) of counsel to Parent specializing in FCC matters as to the matters that are the subject of any such dispute.

Transferability:...........  Liberty HSN will not be permitted to assign or transfer the Contingent Right or its rights with respect to any Remaining Shares Issuable, other than any such assignment or transfer to a wholly owned subsidiary of Liberty HSN.

Parent Covenants:..........        (i) Parent at all times shall reserve for
                                       issuance to Liberty HSN a number of
                                       shares of Parent Class B Common Stock
                                       equal to the total number of Remaining
                                       Shares Issuable and a number of shares of Parent Common Stock issuable upon the conversion of the Parent Class B Common Stock issuable pursuant to the Contingent Right.

                                   (ii) Parent shall use commercially reasonable
                                        efforts to cause all Remaining Shares
                                        Issuable to have been issued to Liberty
                                        HSN prior to the third anniversary of
                                        the closing of
the Merger and in any event prior to the expiration of the Contingent Right.

                                  (iii) Parent shall not dissolve or liquidate
                                        or take any action resulting in the
                                        voluntary dissolution or liquidation of
                                        Parent or initiate any proceedings
                                        relating to the voluntary bankruptcy of
                                        Parent.

                             Notwithstanding any other provision of the Agreement (including this Exhibit A), but excluding the transactions specifically contemplated hereby and thereby, and in addition to the foregoing rights and any other rights of Liberty HSN under the Agreement, until such time as there are no longer any Remaining Shares Issuable, without the consent of Liberty HSN, Parent will not (and will not cause or permit any of its subsidiaries to) take any action that would, or could reasonably be expected to, or fail to take any action which failure would or could reasonably be expected to,
                             (i) make the ownership by the Liberty Group of the Contingent Right, the Contingent Parent Shares issuable in respect thereof, or any other material assets thereof, or the creation, existence or continuation of Liberty HSN's Contingent Right, unlawful or result in a violation of any law, rule, regulation, order or decree (including the FCC Regulations) or impose material additional restrictions or limitations on the Liberty Group's full rights of ownership of the Contingent Parent Shares or the existence or continuation of the Contingent Right or the ownership by the Liberty Group of its other material assets or the operation of its businesses (provided, that for purposes of the foregoing, to the extent that a condition, restriction or limitation upon Parent or the Surviving Corporation or their respective subsidiaries relates to or is based upon or would arise as a result of any action or the consummation of a transaction by the Liberty Group, such condition, restriction or limitation shall be deemed to be such a condition, restriction or limitation on the Liberty Group (regardless of whether it is a party to or otherwise would be legally obligated thereby) to the extent that the taking of an action or the consummation of a transaction by the Liberty Group would result in BDTV, Parent, or any of their respective subsidiaries being in breach or violation of any law, rule, regulation, order or decree or otherwise causing such rule, regulation, order or decree to terminate or expire or would otherwise result in Liberty HSN's ownership of the Contingent Right, the Contingent Parent Shares or any other material assets being illegal or in violation of any law, rule, regulation, order or decree) (ii) cause the creation, existence or continuation of the Contingent Right to be taxable to Liberty HSN, (iii) cause the issuance of any of the Contingent Parent Shares to be taxable to Liberty HSN or any member of the Liberty Group; provided, however, that with respect to clauses (ii) and (iii) hereof, if (x) such creation, existence, continuation or issuance is taxable to Liberty HSN as a result of (1) any action or failure to act by Liberty HSN or a member of the Liberty Group (other than due to an action or inaction specifically contemplated or required by the Agreement, the Exchange Agreement, the Term Sheet or the August Agreement) or (2) the nature of the Contingent Right under the laws and regulations in effect at the Effective Time or (y) the taxes applicable to such Contingent Right or issuance would have accrued or been payable by Liberty HSN had all of the Contingent Parent Shares been issued to Liberty HSN in the Merger at the Effective Time, then the covenants set forth in such clause (ii) or (iii) shall not be effective or (iv) otherwise restrict, impair, limit or otherwise adversely affect Liberty HSN's right or ability to receive the Contingent Parent Shares at any time. In addition to the foregoing, so long as there are any Remaining Shares Issuable, Parent shall not (a) declare or pay any cash dividends, or make any distribution of its properties or assets to the holders of the Parent Securities (other than a distribution that is tax-free to the holders of Parent Securities), unless prior thereto, Parent shall have made arrangements reasonably acceptable to Liberty HSN to protect it with respect to any adverse tax consequence incurred by Liberty HSN (other than its obligation to pay tax solely because of and to the extent of the holder's receipt of such dividend or distribution) resulting from the declaration and payment of such dividend or the making of such distribution, or (b)(i) merge with or into any person, or consolidate with any person, (ii) sell or transfer to another corporation or other person the property of Parent as an entirety or substantially as an entirety, or (iii) engage in any statutory exchange of Parent Securities with another corporation or other person (other than in connection with a merger or acquisition), in each case as a result of which shares of Parent Securities would be reclassified or converted into the right to receive stock, securities or other property (including cash) or any combination thereof, unless in connection with any such transaction (and immediately prior to the consummation thereof) all Remaining Shares Issuable are issuable (and are issued) to Liberty HSN and Liberty HSN would be entitled to own and exercise full rights of ownership of such Parent Securities following such transaction or Liberty HSN would be entitled to own and exercise full rights of ownership of the stock, securities or other property receivable by a holder of the number and kind of Parent Securities receivable by it upon the issuance to it of such Remaining Shares Issuable. Parent shall not become a party and shall not permit any of its subsidiaries to become a party to any transaction with respect to the foregoing unless the terms of the agreements relating to such transaction include obligations of the applicable parties consistent with the foregoing. If the issuance of Contingent Parent Shares is taxable to Liberty HSN as a result of a change in law after the Effective Time (but not due to an action or unreasonable inaction by Liberty HSN or the Liberty Group referred to in clause (ii)(x)(1) of the second sentence under "Parent Obligation"), Parent acknowledges and agrees that it shall be obligated to provide to Liberty HSN upon each issuance of Contingent Parent Shares, a number of additional shares sufficient on an after-tax basis to pay any such resulting tax.

Expiration:................  Parent's obligation to issue Contingent Parent
                             Shares, Remaining Shares Issuable or Extra Shares shall terminate at the close of business on the fifth anniversary of the Effective Time.

Miscellaneous:.............  Whenever it is necessary for purposes of this
                             Exhibit to determine whether an issuance of Contingent Parent Shares is taxable or tax-free, such determination shall be made without regard to any interest imputed pursuant to Section 483 of the Code.

                                   EXHIBIT B

                        FORM OF COMPANY AFFILIATE LETTER

Silver King Communications, Inc.
12425 28th Street North
St. Petersburg, FL 33716

Gentlemen:

     I have been advised that as of the date of this letter I may be deemed to be an "affiliate" of Home Shopping Network, Inc., a Delaware corporation (the "Company"), as the term "affiliate" is defined for purposes of paragraphs (c) and (d) of Rule 145 of the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"). Pursuant to the terms of the Agreement and Plan of Merger dated as of August 13, 1996 (the "Agreement"), by and among Silver King Communications, Inc., a Delaware corporation ("Parent"), House Acquisition Corp., a Delaware corporation ("Sub"), and the Company, Sub will be merged with and into the Company (the "Merger").

     As a result of the Merger, I may receive shares of common stock, par value $.01 per share, of Parent (the "Parent Securities"). I would receive such shares in exchange for shares (or options for shares) owned by me of common stock, par value $.01 per share, of the Company (the "Company Securities").

     I represent, warrant and covenant to Parent that in the event I receive any Parent Securities as a result of the Merger:

          1. I shall not make any sale, transfer, assignment or other disposition of the Parent Securities in violation of the Act or the Rules and Regulations.

          2. I have carefully read this letter and the Agreement and discussed the requirements of such documents and other applicable limitations upon my ability to sell, transfer, assign or otherwise dispose of Parent Securities to the extent I felt necessary, with my counsel or counsel for the Company.

          3. I have been advised that the issuance of Parent Securities to me pursuant to the Merger has been registered with the Commission under the Act on a Registration Statement on Form S-4. However, I have also been advised that, because at the time the Merger is submitted for a vote of the stockholders of the Company, (a) I may be deemed to be an affiliate of the Company and (b) the distribution by me of the Parent Securities has not been registered under the Act, I may not sell, transfer, assign or otherwise dispose of Parent Securities issued to me in the Merger unless
     (i) such sale, transfer, assignment or other disposition is made in conformity with the volume and other limitations of Rule 145 promulgated by the Commission under the Act, (ii) such sale, transfer, assignment or other disposition has been registered under the Act or (iii) in the opinion of counsel reasonably acceptable to Parent, such sale, transfer, assignment or other disposition is otherwise exempt from registration under the Act.

          4. I understand that Parent is under no obligation to register the sale, transfer, assignment or other disposition of the Parent Securities by me or on my behalf under the Act or to take any other action necessary in order to make compliance with an exemption from such registration available solely as a result of the Merger.

          5. I also understand that there will be placed on the certificates for the Parent Securities issued to me or any substitutions therefor, a legend stating in substance:

        THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIED. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT DATED AUGUST 25, 1996 BETWEEN THE REGISTERED HOLDER HEREOF AND SILVER KING COMMUNICATIONS, INC., A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF SILVER KING COMMUNICATIONS, INC.

          6. I also understand that unless a sale or transfer is made in conformity with the provisions of Rule 145, or pursuant to a registration statement, Parent reserves the right to put the following legend on certificates issued to any transferee:

        THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND WERE ACQUIRED FROM A PERSON WHO RECEIVED SUCH SHARES IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIED. THE SHARES HAVE BEEN ACQUIRED BY THE HOLDER NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933.

     It is understood and agreed that the legends set forth in paragraphs 5 and 6 above shall be removed by delivery of substitute certificates without such legend if the undersigned shall have delivered to Parent a copy of a letter from the staff of the Commission, or an opinion of counsel reasonably satisfactory to Parent in form and substance reasonably satisfactory to Parent, to the effect that such legend is not required for purposes of the Act.

     Execution of this letter should not be considered an admission on my part that I am an "affiliate" of the Company as described in the first paragraph of this letter, or as a waiver of any rights I may have to object to any claim that I am such an affiliate on or after the date of this letter.

                                          Very truly yours,

                                          --------------------------------------
                                          Name:

Accepted this      day of
            , 1996, by

SILVER KING COMMUNICATIONS, INC.

By

    --------------------------------------------------------
    Name:
    Title:

                                   EXHIBIT C

               TERMS AND CONDITIONS REGARDING EXCHANGE AGREEMENT
         BETWEEN SILVER KING COMMUNICATIONS, INC. AND LIBERTY HSN, INC.

     The following provisions are intended to summarize the terms and conditions of the Exchange Agreement to be entered into between Parent and Liberty HSN. The merger and exchange agreement to which this Exhibit C is attached (the "Agreement") contemplates that the agreements contained herein will be superseded by a definitive Exchange Agreement which will contain provisions incorporating and expanding upon the agreements set forth herein, together with other provisions customary in the case of transactions of this type, and such other provisions as are reasonable and appropriate in the context of the transactions contemplated hereby. Parent and Liberty HSN shall use commercially reasonable efforts to consummate the transactions contemplated hereby, including, without limitation, the satisfaction of the respective conditions to the parties' obligations to consummate such transactions and the completion of such definitive agreements. Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Agreement.

Exchange Right:............  In connection with the consummation of the Merger, the Liberty Group (or any permitted transferee) shall receive 739,141 shares of Surviving Corporation Class B Common Stock and 17,566,702 shares of Surviving Corporation Common Stock, subject to adjustment as provided in Section 2.1(f) of the Merger Agreement (such shares issued to the Liberty Group, the "Liberty Surviving Common" and the "Liberty Surviving Class B", respectively, in each case including any other securities or rights for which such shares of Liberty Surviving Common or Liberty Surviving Class B, as the case may be, are exchanged or into which such shares are converted prior to the exchange of such shares for Parent Securities). "Parent Securities" shall mean, collectively, all equity securities of Parent, including any securities exercisable or exchangeable for or convertible into equity securities of Parent. Pursuant to the Exchange Agreement, the members of the Liberty Group (or any transferee) will have the right to exchange such shares of Liberty Surviving Class B for shares of Parent Class B Common Stock and such shares of Surviving Corporation Common Stock for shares of Parent Common Stock from time to time as provided below.

                             The Liberty Group shall have the right to exchange from time to time, a number of shares of Liberty Surviving Common or Liberty Surviving Class B (with the holder entitled to elect the class of Surviving Corporation stock to be so exchanged), which would result in the issuance to such holder of a number of Parent Securities equal to the then Available Parent Amount. The "Available Parent Amount" will equal the difference between
(x) the maximum number of Parent Securities which the holder of the Liberty Surviving Common or Liberty Surviving Class B (collectively, the "Exchange Securities") would, under the FCC Regulations then in effect, then be entitled to own, and (y) the number of Parent Securities then owned (for purposes of the FCC Regulations) by such holder of Exchange Securities; provided, that in determining the foregoing, a holder shall not be deemed to be permitted to own shares pursuant to the FCC Regulations to the extent that such exchange would result in any limitation or restriction relating to the continuation of such ownership following the exchange of such Exchange Securities, or the imposition of any restriction or limitation of the type referred to in clause (i) of the first sentence of the last paragraph opposite the caption "Parent Covenants" or any requirement to dispose or divest of any Parent Securities (including any interest in BDTV, BDTV II or any BDTV Entity (each as defined in the Term Sheet)) in connection with or as a result of such exchange (any of the foregoing restrictions or limitations a "Restrictive Condition")). The Exchange Agreement will provide that (A) each share of Liberty Surviving Common will be exchangeable into 0.45 shares of Parent Common Stock (the "Common Stock Exchange Ratio") and (B) each share of Liberty Surviving Class B will be exchangeable into 0.54 shares of Parent Class B Common Stock (the "Class B Common Stock Exchange Ratio"), in each case, rounded down to the nearest whole number and subject to adjustment as provided herein.

                             Notwithstanding the foregoing, the parties' obligations to exchange Exchange Securities for Parent Securities shall be deferred to the extent that the number of Parent Securities which would then otherwise be required to be issued upon such exchange is less than 25,000; provided, however, that any such Exchange Securities not then required to be exchanged as a result of the provisions of this paragraph shall be exchanged at such time as such number of Parent Securities issuable upon the exchange of all Exchange Securities then required to be exchanged equals or exceeds such number, at which time, subject to the other conditions herein, the parties shall execute such exchange.

Conditions to Exchange:....  The obligation of the holder of Exchange Securities to consummate any such exchange pursuant to the Exchange Agreement shall be subject to customary conditions of closing, including but not limited to, (i) the receipt of any and all consents, approvals or authorizations of any governmental or regulatory entities, and the expiration or termination of any waiting periods under the HSR Act required in connection with the exchange of such Exchange Securities, and (ii) such exchange not being taxable to Liberty HSN; provided, however, that the condition to exchange Exchange Securities set forth in this clause (ii) shall be deemed satisfied to the extent that (x) the taxability of such exchange to Liberty HSN is a result of (1) any action or inaction by Liberty HSN or a member of the Liberty Group (other than due to an action or inaction specifically contemplated or required by the Merger Agreement, the Exchange Agreement, the Term Sheet or the August Agreement (as defined in the Term Sheet)) or (2) the laws and regulations in effect at the Effective Time, or (y) the taxes applicable to such exchange would have accrued or been payable by Liberty HSN had all of the Exchange Securities been issued to Liberty HSN in the Merger at the Effective Time. Each of Parent and Liberty HSN shall use their reasonable best efforts to obtain any such required consent or approval, and to file and cause the expiration or termination of any waiting period required in accordance with the HSR Act, in each case as promptly as practicable.

Assignment:................  The rights of the Liberty Group under the Exchange
                             Agreement shall be assignable to any person acquiring Exchange Securities (or any interest therein (including an interest in any BDTV Entity) in a transfer made pursuant to the August Agreement (treating the Exchange Securities as though they were Silver Securities (as defined in the August Agreement)).

Anti-Dilution
  Adjustments:.............  The Common Stock Exchange Ratio and the Class B
                             Common Stock Exchange Ratio shall be subject to adjustment upon the occurrence of certain events involving Parent including, without limitation: (i) the payment by Parent of dividends (and other distributions) on outstanding shares of Parent Securities in cash or shares of Parent's capital stock; (ii) subdivisions or combinations of Parent Securities; (iii) the issuance by Parent, in reclassification of its outstanding shares of Parent Securities, of any other shares of capital stock of Parent, and (iv) the distribution by Parent to holders of Parent Securities of any assets, properties or debt securities or any rights, warrants or options to purchase securities.

Adjustments Upon Certain
  Fundamental
  Transactions:............  The Exchange Agreement will also provide that in the event of any merger, consolidation, statutory exchange of securities or other recapitalization or reclassification of the securities of the Surviving Corporation, or a sale or transfer of all or substantially all of the assets of the Surviving Corporation, the securities or other property receivable by the holder of the Exchange Securities in such transaction will be exchangeable for shares of Parent Common Stock or Parent Class B Common Stock upon the same terms and conditions as such shares of Liberty Surviving Common and Liberty Surviving Class B (including, without limitation, any adjustments to the Common Stock Exchange Ratio and the Class B Common Stock Exchange Ratio).

                             Except as provided in the next sentence, the terms of the Exchange Agreement shall provide that no shares of Liberty Surviving Common or Liberty Surviving Class B shall be exchanged with a member of the Liberty Group under the Exchange Agreement until all Contingent Parent Shares issuable to Liberty HSN pursuant to the Contingent Right (each as defined in Exhibit A to the Agreement) have been so issued. Notwithstanding the foregoing, and in addition to its right to assign its rights under the Exchange Agreement to any permitted transferee of Exchange Securities (or interests therein), the Exchange Agreement shall also provide that any member of the Liberty Group shall be permitted to exchange the applicable amount of Exchange Securities held by it in connection with any direct or indirect transfer of Parent Securities issuable upon such exchange by such member of the Liberty Group to one or more third parties in accordance with the Silver Stockholders Agreement (including in connection with a public offering of Parent Securities effected pursuant to the Liberty Group's demand and piggyback registration rights under the Silver Stockholders Agreement).

Parent Covenants:..........  In the Exchange Agreement, Parent shall agree that so long as any Exchange Securities remain outstanding it shall provide to Liberty HSN quarterly and annual financial statements and reports (including a balance sheet and related income statement and the notes related thereto) prepared with respect to the Surviving Corporation and such additional financial and other information with respect to the Surviving Corporation and its subsidiaries as Liberty HSN may from time to time reasonably request.

                             Notwithstanding any other provision of the Exchange Agreement or the Agreement to the contrary (but excluding actions specifically contemplated by the Exchange Agreement and the Agreement), and in addition to the foregoing rights and any other voting rights granted by law to the holders of the Exchange Securities, without the consent of Liberty HSN (which consent, in the case of clauses (ii) through (v) below, will not be unreasonably withheld), Parent will not (and will not cause or permit any of its subsidiaries to) cause or permit the Surviving Corporation or any of its subsidiaries to take any action that would, or could reasonably be expected to, or fail to take any action which failure would or could reasonably be expected to, (i) make the ownership by the Liberty Group of the Exchange Securities or any other material assets thereof unlawful or result in a violation of any law, rule, regulation, order or decree (including the FCC Regulations) or impose material additional restrictions or limitations on the Liberty Group's full rights of ownership of the Exchange Securities or the ownership of its other material assets or the operation of its businesses (provided, that for purposes of the foregoing, to the extent that a condition, restriction or limitation upon Parent or the Surviving Corporation or their respective subsidiaries relates to or is based upon or would arise as a result of, any action or the consummation of a transaction by the Liberty Group, such condition, restriction or limitation shall be deemed to be such a condition, restriction or limitation on the Liberty Group (regardless of whether it is a party to or otherwise would be legally obligated thereby) to the extent that the taking of an action or the consummation of a transaction by the Liberty Group would result in BDTV, Parent, or any of their respective subsidiaries being in breach or violation of any law, rule, regulation, order or decree or otherwise causing such rule, regulation, order or decree to terminate or expire or would otherwise result in Liberty HSN's ownership of the Exchange Securities or any other material assets being illegal or in violation of any law, rule, regulation, order or decree), (ii) cause the acquisition or ownership by the Liberty Group of any Exchange Securities (upon the Exchange pursuant to Section
1.1 of the Agreement immediately prior to the Effective Time or upon any subsequent exchange or conversion of Liberty Surviving Common or Liberty Surviving Class B) to be taxable to such holder; (iii) cause the exchange of Exchange Securities for Parent Securities to be a taxable transaction to the holder thereof; provided, however, that with respect to clauses (ii) and (iii) hereof, if (x) such acquisition, ownership or exchange is taxable to Liberty HSN as a result of (1) any action or failure to act by Liberty HSN or a member of the Liberty Group (other than due to an action or inaction specifically contemplated or required by the Agreement, the Exchange Agreement, the Term Sheet or the August Agreement) or (2) the laws and regulations in effect at the Effective Time or (y) the taxes applicable to such acquisition, ownership or exchange would have accrued or been payable by Liberty HSN had all of the Exchange Securities been issued to Liberty HSN in the Merger at the Effective Time, then the covenants set forth in such clause (ii) or (iii) shall not be effective; (iv) result in the Surviving Corporation being unable to pay its debts as they become due or becoming insolvent, or (v) otherwise restrict, impair, limit or otherwise adversely affect the right or ability of a holder of Exchange Securities at any time to exercise the exchange rights under the Exchange Agreement. In addition to the foregoing, the

Exchange Agreement will provide that so long as any Exchange Securities are outstanding, Parent shall not declare or pay any cash dividends, or make any distribution of its properties or assets to the holders of Parent Securities (other than a distribution which is tax free to the holders of Parent Securities), unless prior thereto Parent shall have made arrangements reasonably acceptable to the holders of the Exchange Securities to protect such holders with respect to any adverse tax consequence incurred by such holder (other than the obligation of such holder to pay tax solely because of the holder's receipt of such dividend or distribution) resulting from the declaration and payment of such dividend or the making of such distribution. In addition, the Exchange Agreement will provide that, so long as any Exchange Securities are outstanding, Parent will not (i) merge with or into any person, or consolidate with any person, (ii) sell or transfer to another corporation or other person the property of Parent as an entirety or substantially as an entirety, or (iii) engage in any statutory exchange of Parent Securities with another corporation or other person (other than in connection with a merger or acquisition), in each case as a result of which shares of Parent Securities would be reclassified or converted into the right to receive stock, securities or other property (including cash) or any combination thereof, unless in connection with any such transaction (and immediately prior to the consummation thereof) the holder of the Exchange Securities would be entitled to exchange all Exchange Securities for Parent Securities (and own and exercise full rights of ownership of such Parent Securities following such transaction) or the holder of such Exchange Securities would be entitled to own and exercise full rights of ownership of the stock, securities or other property receivable by a holder of the number and kind of Parent Securities receivable by such holder upon such exchange of Exchange Securities. Parent shall not become a party and shall not permit any of its subsidiaries to become a party to any transaction with respect to the foregoing unless the terms of the agreements relating to such transaction include obligations of the applicable parties consistent with the foregoing.

Transfer of Surviving
  Corporation's Assets and
  Liabilities to
  Subsidiary:..............  Parent agrees that as soon as reasonably practicable following the Merger, it will use its reasonable best efforts to take and cause any of its subsidiaries to take any actions necessary in order to assign to a wholly owned subsidiary of the Surviving Corporation ("Surviving Sub") all of
the material assets (other than the capital stock of Surviving Sub) and material liabilities of the Surviving Corporation and to cause Surviving Sub to assume or guarantee all such material liabilities and to obtain the release of the Surviving Corporation from all such material liabilities. Following such transfer, Parent shall not permit the Surviving Corporation to own any assets other than the capital stock of the Surviving Sub, and shall not permit the Surviving Corporation to be or become subject to any material liabilities.

Certain Obligations Upon
  Insolvency or Bankruptcy
  of Surviving
  Corporation:.............  In the event that the Surviving Corporation should become insolvent or, within the meaning of any federal or state bankruptcy law, commence a voluntary case or consent to the entry of any order of relief or for the appointment of any custodian for its property or a court of competent jurisdiction enters an order or decree for relief against the Surviving Corporation appointing a custodian or ordering its liquidation, and Liberty HSN determines in good faith that the equity of the Surviving Corporation is reasonably likely to be impaired or extinguished, then upon the request of Liberty HSN, its rights under the Exchange Agreement shall be converted into the deferred right to receive from Parent the number of shares of Parent Common Stock and Parent Class B Common Stock which Liberty HSN would then have had the right to acquire upon the exchange of all Exchange Securities then outstanding (such deferred right, the "Additional Contingent Right"). The terms and conditions of the Additional Contingent Right shall be identical to those of the Contingent Right, except that the Remaining Shares Issuable (as defined in Exhibit A to the Agreement) pursuant to the Additional Contingent Right shall automatically become issuable, subject to regulatory approval, on the fifth anniversary of the date the Additional Contingent Right is granted.

                             In connection with the grant of the Additional Contingent Right, Parent shall thereafter be obligated to use all reasonable efforts to consummate a Restructuring Transaction (as defined below) on or before the third anniversary of the date of the grant of the Additional Contingent Right. In the event that such Restructuring Transaction has not been consummated by such fifth anniversary and the Additional Contingent Right has not been satisfied in full by such date, Parent shall thereafter be required to use its best efforts to cause all Parent Securities issuable in respect of the Additional Contingent Right to be issued prior to the seventh anniversary thereof. Such efforts shall include, without limitation (but subject to applicable fiduciary obligations) engaging in a Restructuring Transaction, completing an equity offering, or other corporate restructuring or causing all of the equity interests in Parent to be acquired by a third party in a transaction which is tax free to the stockholders of Parent, in any case which would result in all Contingent Parent Shares issuable to Liberty HSN pursuant to the Additional Contingent Right being issued to it and Liberty HSN being entitled to hold such Parent Securities or other properties receivable by it in such transaction free of any governmental or regulatory restrictions and to exercise full rights of ownership with respect thereto. A "Restructuring Transaction" is a transaction pursuant to which Parent shall take such actions as may be reasonably necessary, including, but not limited to, to file any required applications with the FCC and any other governmental or regulatory agency, to obtain any required FCC or other governmental or regulatory consents and approvals, and to undertake any restructuring of Parent's assets, liabilities and businesses, in order that Liberty or Liberty HSN, as the case may be, would (subject to its obligations under the August Agreement, the Term Sheet and the Silver Stockholders Agreement) be permitted to exercise full ownership rights (including voting rights) with respect to the Parent Securities owned by it (including its pro rata interest in any Parent Securities held by BDTV, BDTV II or a BDTV Entity).

Miscellaneous:.............  If the exchange of Exchange Securities is taxable to Liberty HSN as a result of a change in law (but not due to an action or unreasonable inaction by Liberty HSN or a member of the Liberty Group referred to in clause (ii)(x)(1) of the first sentence of "Conditions to Exchange") after the Effective Time, Parent acknowledges and agrees that it shall be obligated to provide to Liberty HSN upon each exchange of Exchange Securities, a number of additional shares sufficient on an after-tax basis to pay any such resulting tax.

                             Whenever it is necessary for purposes of this Exhibit to determine whether an exchange is taxable or tax-free, such determination shall be made without regard to any interest imputed pursuant to
                             Section 483 of the Code.

                             Parent at all times shall reserve for issuance to Liberty HSN a number of shares of Parent Class B Common Stock and Parent Common Stock equal to the number of shares issuable upon exchange of the remaining shares of Liberty Surviving Class B and Liberty Surviving Common, respectively, and shall reserve an additional number of shares of

Parent Common Stock equal to the number of shares issuable upon the conversion of shares of Parent Class B Common Stock issuable pursuant to the Exchange Agreement.

                             The Exchange Agreement will provide that Parent will grant to the holder of Parent Securities issuable upon the exchange of Exchange Securities certain rights relating to the registration of such securities under the Securities Act upon customary terms and conditions, including demand and piggyback registration rights.

                                    ANNEX A

             COMPANY STOCKHOLDERS PARTY TO COMPANY VOTING AGREEMENT

                    Liberty Media Corp.
                    Liberty Program Investments, Inc.
                    Liberty HSN, Inc.

                                    ANNEX B

              PARENT STOCKHOLDERS PARTY TO PARENT VOTING AGREEMENT

                    BDTV INC.
                    Barry Diller
                    Arrow Holdings, LLC
                    Liberty Media Corp.

                                                                      APPENDIX C

                  [LETTERHEAD OF CS FIRST BOSTON CORPORATION]

August 13, 1996

Board of Directors
Silver King Communications, Inc.
12425 28th Street
St. Petersburg, Florida 33716

Dear Sirs:

     You have asked us to advise you with respect to the fairness to Silver King Communications, Inc. (the "Acquiror") from a financial point of view of the consideration to be paid by the Acquiror pursuant to the terms of the Agreement and Plan of Merger, dated as of November 27, 1995, as amended by the amendment dated as of March 22, 1996, and as amended and restated as of August 13, 1996 (the "Acquisition Agreement"), among Savoy Pictures Entertainment, Inc. (the "Company"), the Acquiror and Thames Acquisition Corp., a wholly owned subsidiary of the Acquiror (the "Sub"). The Acquisition Agreement provides for the Merger (the "Merger") of the Company with the Sub pursuant to which the Company will become a wholly owned subsidiary of the Acquiror and each outstanding share of Common Stock, par value $0.01 per share, of the Company will be converted into the right to receive 0.14 shares of Common Stock, par value $0.01 per share, of the Acquiror.

     In arriving at our opinion, we have reviewed certain publicly available business and financial information relating to the Company and the Acquiror, as well as the Acquisition Agreement and the related agreements and documents referred to therein. We have also reviewed certain other information, including financial forecasts, provided to us by the Company and the Acquiror, and have met with the Company's and the Acquiror's managements to discuss the business and prospects of the Company and the Acquiror.

     We have also considered certain financial and stock market data of the Company and the Acquiror, and we have compared that data with similar data for other publicly held companies in businesses similar to those of the Company and the Acquiror, and we have considered the financial terms of certain other business combinations and other transactions which have recently been effected. We also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which we deemed relevant.

     In connection with our review, we have not assumed any responsibility for independent verification of any of the foregoing information and have relied on its being complete and accurate in all material respects. With respect to the financial forecasts, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the Company's and the Acquiror's managements as to the future financial performance of the Company and the Acquiror, respectively. In addition, we have not made, or assumed any responsibility for making, an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company, nor have we been furnished with any such evaluations or appraisals. Our opinion is necessarily based upon financial, economic, market and other conditions as they exist and can be evaluated on the date hereof. We are not expressing any opinion as to what the value of the Acquiror Common Stock actually will be when issued to the Company's stockholders pursuant to the Merger or the prices at which such Acquiror Common Stock will trade subsequent to the Merger.

     In the ordinary course of our business, CS First Boston and its affiliates may actively trade the debt and equity securities of both the Company and the Acquiror for their own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities. We acted as financial advisor to the Acquiror in connection with this transaction and will receive a fee for our services. We have also performed investment banking services for the Acquiror and have received customary fees for such services.

     It is understood that this letter is for the information of the Board of Directors of the Acquiror in connection with its consideration of the Merger and is not to be quoted or referred to, in whole or in part, in

Board of Directors
Silver King Communications, Inc.
August 13, 1996
Page 2

any registration statement, prospectus or proxy statement, or in any other document used in connection with the offering or sale of securities, nor shall this letter be used for any other purposes, without CS First Boston's prior written consent.

     Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the consideration to be paid by the Acquiror in the Merger is fair to the Acquiror from a financial point of view.

                                          Very truly yours,

                                          CS FIRST BOSTON CORPORATION

                                          By:
                                          --------------------------------------

                                                                      APPENDIX D

                 [LETTERHEAD OF CS FIRST BOSTON CORPORATION]

August 25, 1996

Board of Directors
Silver King Communications, Inc.
12425 28th Street
St. Petersburg, Florida 33716

Dear Sirs:

     You have asked us to advise you with respect to the fairness to Silver King Communications, Inc. (the "Acquiror" or "Silver King") from a financial point of view of the consideration to be paid by the Acquiror pursuant to the terms of the Agreement and Plan of Exchange and Merger, dated as of August 25, 1996 (the "HSN Merger Agreement"), among Home Shopping Network, Inc. (the "Company" or "HSN"), the Acquiror, House Acquisition Corp., a wholly owned subsidiary of the Acquiror (the "Sub" or "House"), and Liberty HSN, Inc. ("Liberty HSN"). The HSN Merger Agreement provides for the Merger (the "HSN Merger") of House with and into HSN, with HSN becoming initially an 80.1%-owned subsidiary of Silver King (with the remaining 19.9% to be owned by Liberty HSN), and eventually a wholly-owned subsidiary of Silver King.

     The HSN Merger Agreement provides for a series of transactions: (a) in the HSN Merger (i) Sub will merge with HSN; (ii) HSN will be the surviving corporation; (iii) each outstanding share of HSN common stock (except for, subject to possible adjustment, 17,566,702 shares held by Liberty HSN, which will be exchanged for an equal number of shares of Sub common stock immediately prior to the HSN Merger, with the result that in the HSN Merger, Liberty HSN will receive an equal number of shares of common stock of the surviving corporation) will be converted into the right to receive 0.45 of a share of Silver King common stock; and (iv) each outstanding share of HSN Class B common stock (except for, subject to possible adjustment, 739,141 of the 20,000,000 shares of such Class B Common Stock held by Liberty HSN which will be exchanged for an equal number of shares of Class B common stock of Sub immediately prior to the HSN Merger, with the result that in the HSN Merger, Liberty HSN will receive an equal number of shares of Class B common stock of the surviving corporation) will be converted into the right to receive 0.54 of a share of Silver King class B common stock including a pro rata interest in a right to receive 2,644,299 shares of Silver King Class B common stock contingent upon the occurrence of certain events (the "Contingent Rights"), and (b) after the HSN Merger and the issuance of all shares of Silver King Class B common stock under the Contingent Rights, at such time or from time to time as Liberty HSN is allowed under applicable regulations to hold additional shares of Silver King stock, Liberty HSN will exchange its stock of the surviving corporation for additional Silver King stock at an exchange ratio of 0.45 of a share of Silver King common stock for each share of the surviving corporation's common stock owned by Liberty HSN and 0.54 of a share of Silver King Class B common stock for each share of the surviving corporation's Class B common stock owned by Liberty HSN, and HSN will become a wholly-owned subsidiary of Silver King (the transactions described in this sentence, collectively, the "HSN Transactions"). Upon consummation of the HSN Merger, Silver King will own at least 80.1% of the equity and voting power of the surviving corporation and Liberty HSN will own not more than 19.9% of the equity and voting power the surviving corporation. Upon consummation of the HSN Transactions, HSN would become a wholly-owned subsidiary of Silver King.

     In arriving at our opinion, we have reviewed certain publicly available business and financial information relating to the Company and the Acquiror, as well as the Acquisition Agreement and the related agreements and documents referred to therein. We have also reviewed certain other information, including financial forecasts, provided to us by the Company and the Acquiror, and have met with the Company's and the Acquiror's managements to discuss the business and prospects of the Company and the Acquiror.

     We have also considered certain financial and stock market data of the Company and the Acquiror, and we have compared that data with similar data for other publicly held companies in businesses similar to those of the Company and the Acquiror, and we have considered the financial terms of certain other business

Board of Directors
Silver King Communications, Inc.
August 25, 1996
Page 2

combinations and other transactions which have recently been effected. We also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which we deemed relevant.

     In connection with our review, we have not assumed any responsibility for independent verification of any of the foregoing information and have relied on its being complete and accurate in all material respects. With respect to the financial forecasts, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the Company's and the Acquiror's managements as to the future financial performance of the Company and the Acquiror, respectively. In addition, we have not made, or assumed any responsibility for making, an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company, nor have we been furnished with any such evaluations or appraisals. Our opinion is necessarily based upon financial, economic, market and other conditions as they exist and can be evaluated on the date hereof. We are not expressing any opinion as to what the value of the Acquiror common stock, Acquiror Class B common stock, or other securities referred to above actually will be when issued to the Company's stockholders pursuant to the HSN Transactions or the prices at which such Acquiror Common Stock will trade subsequent to the HSN Transactions.

     In the ordinary course of our business, CS First Boston and its affiliates may actively trade the debt and equity securities of both the Company and the Acquiror for their own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities. We acted as financial advisor to the Acquiror in connection with this transaction and will receive a fee for our services. We have also performed investment banking services for the Acquiror, the Company and an affiliate of Liberty HSN in the past and have received customary fees for such services.

     It is understood that this letter is for the information of the Board of Directors of the Acquiror in connection with its consideration of the HSN Transactions and is not to be quoted or referred to, in whole or in part, in any registration statement, prospectus or proxy statement, or in any other document used in connection with the offering or sale of securities, nor shall this letter be used for any other purposes, without CS First Boston's prior written consent.

     Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the consideration to be paid by the Acquiror in the HSN Transactions is fair to the Acquiror from a financial point of view.

                                          Very truly yours,

                                          CS FIRST BOSTON CORPORATION

                                          By:
                                          --------------------------------------

                                                                     APPENDIX E
                                                                     ----------

                     [LETTERHEAD OF GLEACHER NATWEST INC.]

August 13, 1996

Board of Directors
Savoy Pictures Entertainment, Inc.
Carnegie Hall Tower
152 West 57th Street
New York, NY 10019

Ladies and Gentlemen:

     We understand that Savoy Pictures Entertainment, Inc. (the "Company") is considering amending its Agreement and Plan of Merger, dated as of November 27, 1995 (the "Merger Agreement"), with Silver King Communications, Inc. ("Silver King") and a subsidiary of Silver King, pursuant to which the Company will be merged (the "Merger") with such subsidiary of Silver King and each outstanding share of common stock, par value $.01 per share, of the Company ("Company Common Stock") will be converted into 0.14 shares of common stock, par value $0.1 per share, of Silver King ("Silver King Common Stock"). Such conversion of Company Common Stock into Silver King Common Stock as consideration to the Company's stockholders pursuant to the Merger is referred to herein as the "Transaction."

     You have asked us to render our opinion as to whether the Transaction is fair, from a financial point of view, to the Company's stockholders.

     In the Course of our analysis for rendering this opinion, we have:

          1. reviewed the Company's Annual Reports to Stockholders and Annual Reports on Form 10-K for the fiscal years ended December 31, 1993, 1994 and 1995, its Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 and its Current Reports on Form 8-K dated August 22, September 15 and November 27, 1995;

          2. reviewed Silver King's Annual Reports to Stockholders and Annual Reports on Form 10-K for the fiscal years ended August 31, 1993, 1994 and 1995, and its Quarterly Reports on Form 10-Q for the quarters ended November 30, 1995 and March 31, 1996 and its Current Reports on Form 8-K dated October 25 and November 27, 1995 and February 13 and July 2, 1996;

          3. met with certain members of senior management of the Company and Mr. Barry Diller, Chairman and Chief Executive Officer of Silver King, to discuss the Company's and Silver King's operations, historical financial statements and future prospects;

          4. reviewed the historical market prices and reported trading volumes of the Company Common Stock and Silver King Common Stock;

          5. on an operating and trading basis, compared financial information relating to the Company's and Silver King's businesses with published financial information concerning certain companies whose business we deemed to be comparable, in whole or in part, to those of the Company and Silver King;

          6. reviewed certain forward-looking financial data and information with respect to the Company and Silver King, and certain estimates of financial synergies in the business combination resulting from the merger prepared by the Company and Silver King (collectively, the "Forward-Looking Data");

          7. assumed without independent investigation that no material undisclosed or contingent liability exists with respect to the Company or Silver King; and

          8. performed such other studies, analyses, inquiries and investigations as we deemed appropriate.

     In preparing our opinion, we have relied upon the accuracy and completeness of all information provided or otherwise made available to us, and we have not assumed any responsibility for independently verifying such information. We have not made or obtained an independent evaluation or appraisal of any of the Company's or Silver King's assets, nor have we been authorized by the Company to solicit, and we have not solicited, any offers to acquire the Company or any of its constituent businesses or any of its securities. With respect to the Forward-Looking Data, we have been advised by the Company and Silver King, and we have assumed, without independent investigation, that they have been reasonably prepared by the Company and Silver King, and have been generated on bases reflecting the best currently available information and judgments as to the future financial performance of the relevant businesses.

     We have not reviewed any definitive proxy statement or similar definitive document that may be used in connection with the transaction, as such materials were not completed as of the date of this letter.

     Based upon and subject to the foregoing, we are of the opinion that the Transaction is fair, from a financial point of view, to the Company's stockholders.

                                          Very truly yours,

                                          GLEACHER NATWEST INC.

                                          By:              /s/  M. PHILLIPS

                                          --------------------------------------

                                                                      APPENDIX F

                [LETTERHEAD OF WASSERSTEIN PERELLA & CO., INC.]

                                                                 August 28, 1996

Independent Committee of the Board of Directors
Home Shopping Network, Inc.
11831 30th Court North
St. Petersburg, FL 33716

Gentlemen:

     You have asked us for our opinion as to the fairness from a financial point of view to the holders of the common stock, par value $0.01 per share (the "Shares"), of Home Shopping Network, Inc. (the "Company"), other than Liberty Media Corporation ("Liberty") and its affiliates, of the Exchange Ratio (as defined below) pursuant to the terms of the Agreement and Plan of Exchange and Merger, dated as of August 25, 1996 (together with the exhibits thereto, the "Merger Agreement"), by and among the Company, Silver King Communications, Inc. ("Parent"), House Acquisition Corp., a wholly owned subsidiary of Parent ("Sub"), and Liberty HSN, Inc. ("Liberty HSN"). The Merger Agreement provides for, among other things, a merger (the "Merger") of Sub with and into the Company pursuant to which each outstanding Share will be converted into the right to receive 0.45 fully paid and nonassessable shares of Parent Common Stock, par value $0.01 per share ("Parent Common Stock"). As used herein, the ratio of 0.45 shares of Parent Common Stock for each Share is referred to as the "Exchange Ratio." The terms and conditions of the Merger are set forth in more detail in the Merger Agreement.

     In connection with rendering our opinion, we have reviewed the forms presented to us of the Merger Agreement; the Letter Agreement dated August 25, 1996 by and among Liberty, Liberty Program Investments, Inc. ("LPI"), Liberty HSN and Parent; the Letter Agreement dated August 25, 1996 by and among Barry Diller, Arrow Holdings, LLC, Liberty, BDTV Inc. ("BDTV") and the Company; the Termination Agreement dated August 25, 1996 by and among Parent, BDTV, LPI and Liberty HSN; the Agreement dated August 25, 1996 between Barry Diller and Liberty concerning contingent Parent shares; and the Agreement and Plan of Merger, dated as of November 27, 1995 (and as amended on August 13, 1996) by and among Parent, Savoy Pictures Entertainment, Inc. ("Savoy") and Thames Acquisition Corp. (together with the exhibits thereto, the "Savoy Merger Agreement"). We have also reviewed and analyzed certain publicly available consolidated financial statements relating to the Company, Parent and Savoy for recent years and interim periods to date, as well as certain internal financial and operating information, including financial forecasts, analyses and projections prepared by or on behalf of the Company, Parent and Savoy and provided to us for purposes of our analysis, and we have held due diligence discussions with management of the Company, Parent and Savoy with respect to such information and, among other matters, the respective businesses, operations, assets, financial conditions and future prospects of the Company, Parent and Savoy.

     We have reviewed and considered certain financial and stock market data relating to the Company, Parent and Savoy, and we have compared those data with similar data for certain other companies, the securities of which are publicly traded, that we believe may be relevant or comparable in certain respects to the Company, Parent and/or Savoy or one or more of their businesses or assets, and we have reviewed and considered the financial terms of certain recent acquisitions and business combination transactions in the television broadcasting, production, home shopping, and infomercial industries specifically, and in other industries generally, which we believe to be relevant to our inquiry. We note that there are currently no other publicly traded companies with a mix of businesses in the aggregate substantially similar to that of the Company and which are of a comparable size to the Company. We note further that there is only one relatively recent precedent acquisition transaction involving a company of a comparable size, and with a mix of businesses substantially similar, to that of the Company. We also note that there is no publicly traded company, and there are no recent acquisitions of companies, with a mix of businesses substantially similar, to that of the Parent. We have reviewed and considered the effect of certain recent regulatory changes and consolidation trends in the television broadcasting, production, and cable industries on the future prospects of the Company and Parent. We have also reviewed the potential impact on the Surviving Corporation (as that term is defined in the Merger Agreement) of the consummation of the transactions contemplated by the Savoy Merger Agreement. Finally, we have performed such other studies, analyses, and investigations and reviewed such other information as we considered appropriate.

     In our review and analysis and in formulating our opinion, we have assumed and relied upon the accuracy and completeness of all the financial and other information provided to or discussed with us or publicly available, and we have not assumed any responsibility for independent verification of any of such information. We have also relied upon the reasonableness and accuracy of the financial projections, forecasts and analyses provided to us and we have assumed, that the financial projections, forecasts and analyses provided to us were reasonably prepared in good faith and on bases reflecting the best currently available judgments and estimates of the Company's management, Parent's management and Savoy's management, respectively, concerning future competitive, operating and regulatory environments and related financial performance of their respective companies. We express no opinion with respect to such projections, forecasts and analyses or the assumptions upon which they are based. In addition, we have not reviewed any of the books and records of the Company, Parent, or Savoy, except as described above. We have not assumed any responsibility for conducting a physical inspection of the properties or facilities of the Company, Parent, or Savoy, or for making or obtaining an independent valuation or appraisal of the assets or liabilities of the Company, Parent, or Savoy, and no such independent valuation or appraisal was provided to us. We note that the Merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and we have assumed that the Merger will so qualify. We have assumed that the transactions described in the Merger Agreement will be consummated on the terms set forth therein. Our opinion is necessarily based on economic and market conditions and other circumstances as they exist and can be evaluated by us as of the date hereof. In rendering this opinion, we are not expressing any opinion as to the price at which the shares of Parent Common Stock will actually trade at any time.

     It should be noted that, within the context of our engagement by the Company, we have not been authorized to and have not solicited alternative offers for the Company or its assets, or investigated any other alternative transactions which may be available to the Company.

     We have acted as financial advisor to the Independent Committee of the Board of Directors of the Company in connection with the transaction described in this letter, and we will receive a fee for our services.

     It is understood that this letter is for the benefit and use of the Board of Directors of the Company in its consideration of the Merger and, except for inclusion in its entirety in a proxy statement relating to the Merger, may not be used for any other purpose or reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose without our prior written consent. This opinion does not constitute a recommendation to any shareholder with respect to how such holder should vote with respect to the Merger.

     Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, it is our opinion that as of the date hereof, the Exchange Ratio is fair to the holders of the Shares other than Liberty and its affiliates from a financial point of view.

                                          Very truly yours,

                                          WASSERSTEIN PERELLA & CO., INC.

                                                                   APPENDIX G

                        SILVER KING COMMUNICATIONS, INC.

                           1995 STOCK INCENTIVE PLAN

SECTION 1. PURPOSE; DEFINITIONS

     The purpose of the Plan is to give the Corporation a competitive advantage in attracting, retaining and motivating officers and employees and to provide the Corporation and its subsidiaries with a stock plan providing incentives more directly linked to the profitability of the Corporation businesses and increases in shareholder value.

     For purposes of the Plan, the following terms are defined as set forth below:

     a. "Affiliate" means a corporation or other entity controlled by the Corporation and designated by the Committee from time to time as such.

     b. "Award" means a Stock Appreciation Right, Stock Option, Restricted Stock or Performance Units.

     c. "Award Cycle" shall mean a period of consecutive fiscal years or portions thereof designated by the Committee over which Performance Units are to be earned.

     d. "Board" means the Board of Directors of the Corporation.

     e. "Cause" means the willful and continued failure on the part of a participant substantially to perform his employment duties in any material respect, or such other events as shall be determined by the Committee. The Committee shall have the sole discretion to determine whether "Cause" exists, and its determination shall be final.

     f. "Change in Control" and "Change in Control Price" have the meanings set forth in Sections 10(b) and (c), respectively.

     g. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     h. "Commission" means the Securities and Exchange Commission or any successor agency.

     i. "Committee" means the Committee referred to in Section 2.

     j. "Common Stock" means common stock, par value $.01 per share, of the Corporation.

     k. "Corporation" means Silver King Communications, Inc., a Delaware corporation.

     l. "Covered Employee" means a participant designated prior to the grant of shares of Restricted Stock or Performance Units by the Committee who is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which Restricted Stock or Performance Units are expected to be taxable to such participant.

     m. "Disability" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

     n. "Disinterested Person" means a member of the Board who qualifies as a disinterested person as defined in Rule 16b-3(c)(2), as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission and who also qualifies as an "outside director" within the meaning of
Section 162(m) of the Code and the regulations promulgated thereunder.

     o. "Early Retirement" means retirement from active employment with the Corporation, a subsidiary or Affiliate pursuant to the early retirement provisions of the applicable pension plan of such employer.

     p. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

     q. "Fair Market Value" means, except as provided in Sections 5(j) and 6(b)(ii)(2), as of any given date, the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on NASDAQ. If there is no regular public trading market for such Common Stock or if the Committee determines that there exist reasons that such trading market is not a reliable indication of Fair Market Value, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith.

     r. "Incentive Stock Option" means any Stock Option designated as, and qualified as, an "incentive stock option" within the meaning of Section 422 of the Code.

     s. "NonQualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     t. "Normal Retirement" means retirement from active employment with the Corporation, a subsidiary or Affiliate at or after age 65.

     u. "Performance Goals" means the performance goals established by the Committee prior to the grant of Restricted Stock or Performance Units that are based on the attainment of one or any combination of the following: Specified levels of earnings per share from continuing operations, operating income, revenues, return on operating assets, return on equity, shareholder return (measured in terms of stock price appreciation) and/or total shareholder return (measured in terms of stock price appreciation and/or dividend growth), or stock price of the Corporation or such subsidiary, division or department of the Corporation for or within which the participant is primarily employed and that are intended to qualify under Section 162(m)(4)(c) of the Code. Such Performance Goals also may be based upon the attaining specified levels of Corporation performance under one or more of the measures described above relative to the performance of other corporations. Such Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

     v. "Performance Units" means an award made pursuant to Section 8.

     w. "Plan" means the Silver King Communications, Inc. 1995 Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

     x. "Restricted Stock" means an award granted under Section 7.

     y. "Retirement" means Normal or Early Retirement.

     z. "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission under
Section 16(b) of the Exchange Act, as amended from time to time.

     aa. "Stock Appreciation Right" means a right granted under Section 6.

     bb. "Stock Option" means an option granted under Section 5.

     cc. "Termination of Employment" means the termination of the participant's employment with the Corporation and any subsidiary or Affiliate. A participant employed by a subsidiary or an Affiliate shall also be deemed to incur a Termination of Employment if the subsidiary or Affiliate ceases to be such a subsidiary or an Affiliate, as the case may be, and the participant does not immediately thereafter become an employee of the Corporation or another subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Corporation and its subsidiaries and Affiliates shall not be considered Terminations of Employment.

     In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

SECTION 2. ADMINISTRATION

     The Plan shall be administered by the Compensation/Benefits Committee or such other committee of the Board as the Board may from time to time designate (the "Committee"), which shall be composed of not less than two Disinterested Persons, and shall be appointed by and serve at the pleasure of the Board.

     The Committee shall have plenary authority to grant Awards pursuant to the terms of the Plan to officers and employees of the Corporation and its subsidiaries and Affiliates.

     Among other things, the Committee shall have the authority, subject to the terms of the Plan:

     (a) To select the officers and employees to whom Awards may from time to time be granted;

     (b) Determine whether and to what extent Incentive Stock Options, NonQualified Stock Options, Stock Appreciation Rights, Restricted Stock and Performance Units or any combination thereof are to be granted hereunder;

     (c) Determine the number of shares of Common Stock to be covered by each Award granted hereunder;

     (d) Determine the terms and conditions of any Award granted hereunder (including, but not limited to, the option price (subject to Section 5(a)), any vesting condition, restriction or limitation (which may be related to the performance of the participant, the Corporation or any subsidiary or

Affiliate) and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine;

     (e) Modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including but not limited to Performance Goals; provided, however, that the Committee may not adjust upwards the amount payable to a designated Covered Employee with respect to a particular award upon the satisfaction of applicable Performance Goals;

     (f) Determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred; and

     (g) Determine under what circumstances an Award may be settled in cash or Common Stock under Sections 5(j) and 8(b)(i).

     The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

     The Committee may act only by a majority of its members then in office, except that the members thereof may (i) delegate to an officer of the Corporation the authority to make decisions pursuant to paragraphs (c), (f),
(g), (h) and (i) of Section 5 (provided that no such delegation may be made that would cause Awards or other transactions under the Plan to cease to be exempt from Section 16(b) of the Exchange Act) and (ii) authorize any one or more of their number or any officer of the Corporation to execute and deliver documents on behalf of the Committee.

     Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation and Plan participants.

  SECTION 3. COMMON STOCK SUBJECT TO PLAN

     The total number of shares of Common Stock reserved and available for grant under the Plan shall be 1,500,000. No participant may be granted Awards pursuant to the Plan covering in excess of 1,250,000 shares of Common Stock over the life of the Plan. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares.

     Subject to Section 7(c)(iv), if any shares of Restricted Stock are forfeited for which the participant did not receive any benefits of ownership (as such phrase is construed by the Commission or its Staff), or if any Stock Option (and related Stock Appreciation Right, if any) terminates without being exercised, or if any Stock Appreciation Right is exercised for cash, shares subject to such Awards shall again be available for distribution in connection with Awards under the Plan.

     In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Corporation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Corporation, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4. ELIGIBILITY

     Persons who serve or agree to serve as officers, employees or consultants of the Corporation, its subsidiaries and Affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Corporation, its subsidiaries and Affiliates are eligible to be granted Awards under the Plan. No grant shall be made under this Plan to a director who is not an officer or a salaried employee of the Corporation, its subsidiaries or Affiliates.

SECTION 5. STOCK OPTIONS

     Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Nonqualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     The Committee shall have the authority to grant any optionee Incentive Stock Options, Nonqualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights); provided, however, that grants hereunder are subject to the aggregate limit on grants to individual participants set forth in Section 3. Incentive Stock Options may be granted only to employees of the Corporation and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option.

     Stock Options shall be evidenced by option agreements, the terms and provisions of which may differ. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Nonqualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects an individual to be a participant in any grant of a Stock Option, determines the number of shares of Common Stock to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Stock Option. The Corporation shall notify a participant of any grant of a Stock Option, and a written option agreement or agreements shall be duly executed and delivered by the Corporation to the participant. Such agreement or agreements shall become effective upon execution by the Corporation and the participant.

     Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422.

     Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

     (a) Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee and set forth in the option agreement, and shall not be less than the Fair Market Value of the Common Stock subject to the Stock Option on the date of grant.

     (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted.

     (c) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

     (d) Method of Exercise. Subject to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Corporation specifying the number of shares of Common Stock subject to the Stock Option to be purchased.

     Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Corporation may accept. If approved by the Committee, payment, in full or in part, may also be made in the form of unrestricted Common Stock already owned by the optionee of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised); provided, however, that, in the case of an Incentive Stock Option the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted.

     In the discretion of the Committee, payment for any shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Corporation, together with a copy of irrevocable instructions to a broker to deliver promptly to the Corporation the amount of sale or loan proceeds from shares of Common Stock owned by the optionee necessary to pay the purchase price, and, if requested, to pay the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Corporation may enter into agreements for coordinated procedures with one or more brokerage firms.

     In addition, in the discretion of the Committee, payment for any shares subject to a Stock Option may also be made by instructing the Committee to withhold a number of such shares having a Fair Market Value on the date of exercise equal to the aggregate exercise price of such Stock Option.

     No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall have all of the rights of a shareholder of the Corporation holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 13(a).

     (e) Nontransferability of Stock Options. No Stock Option shall be transferable by the optionee other than (i) by will or by the laws of descent and distribution; or (ii) in the case of a Nonqualified Stock Option, pursuant to (a) a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder) or (b) a gift to such optionee's children, whether directly or indirectly or by means of a trust or partnership or otherwise, if expressly permitted under the applicable option agreement. All Stock Options shall be exercisable, subject to the terms of this Plan, during the optionee's lifetime, only by the optionee or by the guardian or legal representative of the optionee or, in the case of a Nonqualified Stock Option, its alternative payee pursuant to such qualified domestic relations order, it being understood that the terms "holder" and "optionee" include the guardian and legal representative of the optionee named in the option agreement and any person to whom an option is transferred by will or the laws of descent and distribution or, in the case of a Nonqualified Stock Option, pursuant to a qualified domestic relations order or a gift permitted under the applicable option agreement.

     (f) Termination by Death. Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Committee may determine, for a period of one year (or such other period as the Committee may specify in the option agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

     (g) Termination by Reason of Disability. Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for a period of three years (or such shorter period as the Committee may specify in the option agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

     (h) Termination by Reason of Retirement. Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Committee may determine, for a period of five years (or such shorter period as the Committee may specify in the option agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such period any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

     (i) Other Termination. Unless otherwise determined by the Committee (including to permit exercise of Stock Options for the balance of their term):
(A) if an optionee incurs a Termination of Employment for Cause, all Stock Options held by such optionee shall thereupon terminate; and (B) if an optionee incurs a Termination of Employment for any reason other than death, Disability or Retirement or for Cause, any Stock Option held by such optionee, to the extent then exercisable, or on such accelerated basis as the Committee may determine, may be exercised for the lesser of three months from the date of such Termination of Employment or the balance of such Stock Option's term; provided, however, that if the optionee dies within such three-month period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. Notwithstanding the foregoing, unless otherwise determined by the Committee (including to permit exercise of Stock Options for the balance of their term), if an optionee incurs a Termination of Employment at or after a Change in Control (as defined Section 10(b)), other than by reason of death, Disability or Retirement, any Stock Option held by such optionee shall be exercisable for the lesser of (1) six months and one day from the date of such Termination of Employment, and (2) the balance of such Stock Option's term. In the event of Termination of Employment, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

     (j) Cashing Out of Stock Option. On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of the shares of Common Stock for which a Stock Option is being exercised by paying the optionee an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock over the option price times the number of shares of Common Stock for which the Option is being exercised on the effective date of such cash-out.

     Cash-outs pursuant to this Section 5(j) relating to Options held by optionees who are actually or potentially subject to Section 16(b) of the Exchange Act shall comply with the "window period" provisions of Rule 16b-3, to the extent applicable, and, in the case of cash-outs of Non-Qualified Stock Options held by such optionees, the Committee may determine Fair Market Value under the pricing rule set forth in Section 6(b)(ii)(2).

     (k) Change in Control Cash-Out. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Exercise Period"), unless the Committee shall determine otherwise at the time of grant, an optionee shall have the right, whether or not the Stock Option is fully exercisable and in lieu of the payment of the exercise price for the shares of Common Stock being purchased under the Stock Option and by giving notice to the Corporation, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Corporation and to receive cash, within 10 days of such notice, in an amount equal to the amount by which the Change in Control Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Stock Option (the "Spread") multiplied by the number of shares of Common Stock granted under the Stock Option as to which the right granted under this Section 5(k) shall have been exercised; provided, however, that if the Change in Control is within six months of the date of grant of a particular Stock Option held by an optionee who is an officer or director of the Corporation and is subject to Section 16(b) of the Exchange Act no such election shall be made by such optionee with respect to such Stock Option prior to six months from the date of grant. However, if the end of such 60-day period from and after a Change in Control is within six months of the date of grant of a Stock Option held by an optionee who is an officer or director of the Corporation and is subject to Section 16(b) of the Exchange Act, such Stock Option shall be cancelled in exchange for a cash payment to the optionee, effected on the day which is six months and one day after the date of grant of such Option, equal to the Spread multiplied by the number of shares of Common Stock granted under the Stock Option. Notwithstanding the foregoing, if any right granted pursuant to this Section 5(k) would make a Change in Control transaction ineligible for pooling of interests accounting under APB No. 16 that but for this Section 5(k) would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute the cash payable pursuant to this Section 5(k) with Stock with a Fair Market Value equal to the cash that would otherwise be payable hereunder.

SECTION 6. STOCK APPRECIATION RIGHTS

     (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Nonqualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

     A Stock Appreciation Right may be exercised by an optionee in accordance with Section 6(b) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

     (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

          (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 5 and this Section 6; provided, however, that a Stock Appreciation Right shall not be exercisable during the first six months of its term by an optionee who is actually or potentially subject to Section 16(b) of the Exchange Act, except that this limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period.

          (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash, shares of Common Stock or both, in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

             In the case of Stock Appreciation Rights relating to Stock Options held by optionees who are actually or potentially subject to Section 16(b) of the Exchange Act, the Committee:

             (1) May require that such Stock Appreciation Rights be exercised for cash only in accordance with the applicable "window period" provisions of Rule 16b-3; and

             (2) In the case of Stock Appreciation Rights relating to Nonqualified Stock Options, may provide that the amount to be paid in cash upon exercise of such Stock Appreciation Rights during a Rule 16b-3 "window period" shall be based on the highest of the daily means between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange or other national securities exchange on which the shares are listed or on NASDAQ, as applicable, on any day during such "window period."

          (iii) Stock Appreciation Rights shall be transferable only to permitted transferees of the underlying Stock Option in accordance with
     Section 5(e).

          (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares covered by the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

SECTION 7. RESTRICTED STOCK

     (a) Administration. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the officers and employees to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any participant (subject to the aggregate limit on grants to individual participants set forth in Section 3), the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 7(c).

     The Committee may, prior to grant, condition the vesting of Restricted Stock upon the attainment of Performance Goals. The Committee may, in addition to or instead of requiring satisfaction of Performance Goals, condition vesting upon the continued service of the participant. The provisions of Restricted Stock Awards (including the applicable Performance Goals) need not be the same with respect to each recipient.

     (b) Awards and Certificates. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

     "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Silver King Communications, Inc. 1995 Stock Incentive Plan and a Restricted Stock Agreement. Copies of such Plan and Agreement
     are on file at the offices of Silver King Communications, Inc.        ."

The Committee may require that the certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

     (c) Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

          (i) Subject to the provisions of the Plan and the Restricted Stock Agreement referred to in Section 7(c)(vi), during the period, if any, set by the Committee, commencing with the date of such Award for which such participant's continued service is required (the "Restriction Period"), and until the later of (i) the expiration of the Restriction Period and (ii) the date the applicable Performance Goals (if any) are satisfied, the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock; provided that the foregoing shall not prevent a participant from pledging Restricted Stock as security for a loan, the sole purpose of which is to provide funds to pay the option price for Stock Options. Within these limits, the Committee may provide for the lapse of restrictions based upon period of service in installments or otherwise and may accelerate or waive, in whole or in part, restrictions based upon period of service or upon performance; provided, however, that in the case of Restricted Stock subject to Performance Goals granted to a participant who is a Covered Employee, the applicable Performance Goals have been satisfied.

          (ii) Except as provided in this paragraph (ii) and Section 7(c)(i) and the Restricted Stock Agreement, the
participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Corporation holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. If so determined by the Committee in the applicable Restricted Stock Agreement and subject to Section 13(e) of the Plan, (1) cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends, and (2) dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends.

          (iii) Except to the extent otherwise provided in the applicable Restricted Stock Agreement and Sections 7(c)(i), 7(c)(iv) and 10(a)(ii), upon a participant's Termination of Employment for any reason during the Restriction Period or before the applicable Performance Goals are satisfied, all shares still subject to restriction shall be forfeited by the participant.

          (iv) Except to the extent otherwise provided in Section 9(a)(ii), in the event that a participant retires or such participant's employment is involuntarily terminated (other than for Cause), the Committee shall have the discretion to waive, in whole or in part, any or all remaining restrictions (other than, in the case of Restricted Stock with respect to which a participant is a Covered Employee, satisfaction of the applicable Performance Goals unless the participant's employment is terminated by reason of death or Disability) with respect to any or all of such participant's shares of Restricted Stock.

          (v) If and when any applicable Performance Goals are satisfied and the Restriction Period expires without a prior forfeiture of the Restricted Stock, unlegended certificates for such shares shall be delivered to the participant upon surrender of the legended certificates.

          (vi) Each Award shall be confirmed by, and be subject to, the terms of a Restricted Stock Agreement.

SECTION 8. PERFORMANCE UNITS

     (a) Administration. Performance Units may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the officers and employees to whom and the time or times at which Performance Units shall be awarded, the number of Performance Units to be awarded to any participant (subject to the aggregate limit on grants to individual participants set forth in Section 3), the duration of the Award Cycle and any other terms and conditions of the Award, in addition to those contained in Section 8(b).

     The Committee may condition the settlement of Performance Units upon the continued service of the participant, the attainment of Performance Goals, or both. The provisions of such Awards (including the applicable Performance Goals) need not be the same with respect to each recipient.

     (b) Terms and Conditions. Performance Units Awards shall be subject to the following terms and conditions:

          (i) Subject to the provisions of the Plan and the Performance Units Agreement referred to in Section 8(b)(vi), Performance Units may not be sold, assigned, transferred, pledged or otherwise encumbered during the Award Cycle. At the expiration of the Award Cycle, the Committee shall evaluate the Corporation's performance in light of the Performance Goals for such Award to the extent applicable, and shall determine the number of Performance Units granted to the participant which have been earned, and the Committee may then elect to deliver (1) a number of shares of Common Stock equal to the number of Performance Units determined by the Committee to have been earned, or (2) cash equal to the Fair Market Value of such number of shares of Common Stock to the participant.

          (ii) Except to the extent otherwise provided in the applicable Performance Unit Agreement and Sections 8(b)(iii) and 10(a)(iii), upon a participant's Termination of Employment for any reason during the Award Cycle or before any applicable Performance Goals are satisfied, the rights to the shares still covered by the Performance Units Award shall be forfeited by the participant.

          (iii) Except to the extent otherwise provided in Section 10(a)(iii), in the event that a participant's employment is terminated (other than for Cause), or in the event a participant retires, the Committee shall have the discretion to waive, in whole or in part, any or all remaining payment limitations (other than, in the case of Performance Units with respect to which a participant is a Covered Employee, satisfaction of any applicable Performance Goals unless the participant's employment is terminated by reason of death or Disability) with respect to any or all of such participant's Performance Units.

          (iv) A participant may elect to further defer receipt of the Performance Units payable under an Award (or an installment of an Award) for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee (the "Elective Deferral Period"). Subject to any exceptions adopted by the Committee, such election must generally be made prior to commencement of the Award Cycle for the Award (or for such installment of an Award).

          (v) If and when any applicable Performance Goals are satisfied and the Elective Deferral Period expires without a prior forfeiture of the Performance Units, payment in accordance with Section 8(b)(i) hereof shall be made to the participant.

          (vi) Each Award shall be confirmed by, and be subject to, the terms of a Performance Unit Agreement.

SECTION 9. TAX OFFSET BONUSES

     At the time an Award is made hereunder or at any time thereafter, the Committee may grant to the participant receiving such Award the right to receive a cash payment in an amount specified by the Committee, to be paid at such time or times (if ever) as the Award results in compensation income to the participant, for the purpose of assisting the participant to pay the resulting taxes, all as determined by the Committee and on such other terms and conditions as the Committee shall determine.

SECTION 10. CHANGE IN CONTROL PROVISIONS

     (a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

          (i) Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant; provided, however, that in the case of the holder of Stock Appreciation Rights who is actually subject to Section 16(b) of the Exchange Act, such Stock Appreciation Rights shall have been outstanding for at least six months at the date such Change in control is determined to have occurred.

          (ii) The restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

          (iii) All Performance Units shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and such Performance Units shall be settled in cash as promptly as is practicable.

     (b) Definition of Change in Control. For purposes of the Plan, unless otherwise provided in a stock option agreement or other agreement relating to an Award, a "Change in Control" shall mean the happening of any of the following events:

          (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than Barry Diller, Liberty Media Corporation and their respective affiliates (within the meaning of Rule 12b-2 promulgated under the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of equity securities of the Company representing a majority of the voting power of the then outstanding equity securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition by the Company, (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any acquisition by any corporation pursuant to a transaction which complies with clauses (A) and (B) of subsection (ii); or

          (ii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then outstanding combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, and (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination; or

          (iii) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     (c) Change in Control Price. For purposes of the Plan, "Change in Control Price" means the higher of (i) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Change in Control or (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or Corporate Transaction; provided, however, that (x) in the case of a Stock Option which (A) is held by an optionee who is an officer or director of the Corporation and is subject to
Section 16(b) of the Exchange Act and (B) was granted within six months of the Change in Control, then the Change in Control Price for such Stock Option shall be the Fair Market Value of the Common Stock on the date such Stock Option is exercised or deemed exercised and (y) in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, the Change in Control Price shall be in all cases the Fair Market

Value of the Common Stock on the date such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Board.

SECTION 11. TERM, AMENDMENT AND TERMINATION

     The Plan will terminate 10 years after the effective date of the Plan. Under the Plan, Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.

     The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of an optionee under a Stock Option or a recipient of a Stock Appreciation Right, Restricted Stock Award or Performance Unit Award theretofore granted without the optionee's or recipient's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (ii) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Corporation's shareholders to the extent such approval is required by law or agreement.

     The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3.

     Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval.

SECTION 12. UNFUNDED STATUS OF PLAN

     It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 13. GENERAL PROVISIONS

     (a) The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Corporation in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Corporation shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

          (1) Listing or approval for listing upon notice of issuance, of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be the principal market for the Common Stock;

          (2) Any registration or other qualification of such shares of the Corporation under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

          (3) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

     (b) Nothing contained in the Plan shall prevent the Corporation or any subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

     (c) Adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Corporation or any subsidiary or Affiliate to terminate the employment of any employee at any time.

     (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for federal income tax purposes with respect to any Award under the Plan, the participant shall pay to the Corporation, or make arrangements satisfactory to the Corporation regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Corporation, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements, and the Corporation and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

     (e) Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Awards).

     (f) The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid or by whom any rights of the participant, after the participant's death, may be exercised.

     (g) In the case of a grant of an Award to any employee of a subsidiary of the Corporation, the Corporation may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the subsidiary will transfer the shares of Common Stock to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan.

     (h) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

SECTION 14. EFFECTIVE DATE OF PLAN

     The Plan shall be effective as of the date it is approved by the Committee subject to later approval by at least a majority of the outstanding voting shares of the Corporation.

                                                                      APPENDIX H

                        SILVER KING COMMUNICATIONS, INC.
                          DIRECTORS' STOCK OPTION PLAN

SECTION 1.  PURPOSES OF THE PLAN

     The Silver King Communications, Inc. Directors Stock Option Plan (the "Plan") is intended to enable Silver King Communications, Inc. (the "Company") to attract and retain persons of outstanding competence to serve as members of the Board of Directors of the Company and to provide a direct link between Directors' compensation and stockholder value.

SECTION 2.  ADMINISTRATION OF THE PLAN

     A. Committee -- The Plan shall be administered by the Compensation/Benefits Committee of the Board of Directors of the Company (the "Committee"), which shall consist of not less than two members of the Board of Directors, each of whom shall be a "disinterested person" as that term is used in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Grants of stock options ("Options") to eligible participants under the Plan and the amount, nature and timing of the grants shall be automatically determined as described in Sections IV and V and shall not be subject to the determination of the Committee.

     B. Authority of the Committee -- Subject to certain specific limitations and restrictions set forth in the Plan, the Committee shall have full and final authority to interpret the Plan; to prescribe, amend and rescind rules and regulations, if any, relating to the Plan; and to make all determinations necessary or advisable for the administration of the Plan. No member of the Committee shall be liable for anything done or omitted to be done by him or by any other member of the Committee in connection with the Plan, except for his own willful misconduct or gross negligence. All decisions which are made by the Committee with respect to interpretation of the terms of the Plan and with respect to any questions or disputes arising under the Plan shall be final and binding on the Company and the participants, their heirs or beneficiaries. The Committee shall not be empowered to take any action, whether or not otherwise authorized under the Plan, which would result in any Director failing to qualify as a "disinterested person".

     C. Acts of the Committee -- A majority of the Committee will constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee without a meeting, will be the acts of the Committee.

SECTION 3.  STOCK SUBJECT TO THE PLAN

     A. Common Stock -- The stock which is the subject of grants of Options under the Plan shall be the Company's Common Stock, par value $.01 per share ("Common Stock"), which grants shall be subject to the terms, conditions and restrictions described in the Plan.

     B. Maximum Number Of Shares That May Be Granted -- There may be granted under the Plan an aggregate of not more than 100,000 shares of Common Stock, subject to adjustment as provided in Section VII hereof. If any Option expires or terminates prior to being fully exercised, any shares allocable to the unexercised portion of such Option shall thereafter be made subject to the terms of the Plan. Shares of Common Stock granted pursuant to the Plan may be either authorized, but unissued, shares or reacquired shares, or both.

SECTION 4.  PARTICIPATION

     A. Directors -- Participation in the Plan shall be limited to persons who serve as members of the Board of Directors of the Company and who, at the time of grant, are not "employees" of the Company and/or any of its subsidiaries, within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"). A Director who is an employee and who retires or resigns from employment with the Company and/or any of its subsidiaries, but remains a Director of the Company, shall become eligible to participate in the Plan at the time of such termination of employment.

SECTION 3.  STOCK SUBJECT TO THE PLAN

     A. Common Stock -- The stock which is the subject of grants of Options under the Plan shall be the Company's Common Stock, par value $.01 per share ("Common Stock"), which grants shall be subject to the terms, conditions and restrictions described in the Plan.

     B. Maximum Number Of Shares That May Be Granted -- There may be granted under the Plan an aggregate of not more than 100,000 shares of Common Stock, subject to adjustment as provided in Section VII hereof. If any Option expires or terminates prior to being fully exercised, any shares allocable to the unexercised portion of such Option shall thereafter be made subject to the terms of the Plan. Shares of Common Stock granted pursuant to the Plan may be either authorized, but unissued, shares or reacquired shares, or both.

SECTION 4.  PARTICIPATION

     A. Directors -- Participation in the Plan shall be limited to persons who serve as members of the Board of Directors of the Company and who, at the time of grant, are not "employees" of the Company and/or any of its subsidiaries, within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"). A Director who is an employee and who retires or resigns from employment with the Company and/or any of its subsidiaries, but remains a Director of the Company, shall become eligible to participate in the Plan at the time of such termination of employment.

     B. Grants -- Each Director shall receive upon initial election to office and thereafter annually on the date of the Company's Annual Meeting of Stockholders at which such Director is re-elected to office (provided such date is at least 12 months following such Director's initial election to office) (in each case, the "Grant Date") an Option to acquire 5,000 shares of Common Stock at a price equal to the Fair Market Value of the shares of Common Stock subject to such Option on the trading day immediately preceding the Grant Date. "Fair Market Value" means the mean of the highest and lowest sale price for the Common Stock as reported on any securities exchange on which the Common Stock is listed or the mean of the highest and lowest bid price on the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"); or if the Common Stock is not so reported or listed, as determined by an investment banking firm selected by the Committee.

SECTION 5.  TERMS AND CONDITIONS OF STOCK GRANTS

     A. Vesting -- Except as provided in paragraph D of this Section V, the Options shall vest and become exercisable as follows: with respect to 1,667 shares of Common Stock, on each of the first two anniversaries of the Grant Date; and with respect to the remaining 1,666 shares of Common Stock, on the third anniversary of the Grant Date. In the event a Director's service to the Company terminates before the Options have vested, then any Option granted to such Director which has not vested shall be cancelled with the Director having no further right or interest in such forfeited Option.

     B. Exercise Period -- Each Option shall remain outstanding until the tenth anniversary of the Grant Date. In the event a Director's service to the Company terminates, any vested Option then held by a Director shall be cancelled 120 days after such termination of service.

     C. Restrictions on Transfer -- An Option may not be assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent or distribution.

     D. Change of Control -- Upon a Change of Control, all Options that have not previously become exercisable or been terminated shall become exercisable.

     For purposes of the Plan, a "Change of Control" shall mean the occurrence of any of the following:

          (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than Barry Diller, Liberty Media Corporation and their respective affiliates (within the meaning of Rule 12b-2 promulgated under the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of equity securities of the Company representing a majority of the voting power of the then outstanding equity securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition by the Company,
     (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iii) any acquisition by any corporation pursuant to a transaction which complies with clauses (i) and (ii) of subsection (b); or

          (b) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then outstanding combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, and
     (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination; or

          (c) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     E. Cash-Out Rights -- During the 60-day period from and after a Change of Control (the "Exercise Period"), a Director shall have the right (the "LSAR"), in lieu of the payment of the exercise price of the shares of Common Stock being purchased under the Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Option to the Company and to receive in cash, within 10 days of such notice, an amount equal to the amount by which the Change of Control Price per share shall exceed the exercise price per share of Common Stock under the Option multiplied by the number of shares of Common Stock granted under the Option; provided, however, that if the Change of Control is within six months of the Grant Date no such election shall be made by such Director with respect to such Option prior to six months from the Grant Date. "Change of Control Price" shall mean the higher of (i) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Change of Control or (ii) if the Change of Control is the result of a tender or exchange offer or a Business Combination, the highest price per share of Common Stock paid in such tender or exchange offer or Business Combination; provided, however, that in the case of an Option which was granted within six months of the Change of Control, the Change of Control Price for such Option shall be the Fair Market Value of the Common Stock on the date such Option is exercised or deemed exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Board.

SECTION 6.  COMPLIANCE WITH LAW AND OTHER CONDITIONS

     A. Restrictions Upon Common Stock -- The listing upon a stock exchange or the registration or qualification under any federal or state law of any shares of Common Stock subject to Options pursuant to the Plan may be necessary or desirable as a condition of, or in connection with, such grant and, in any such event, delivery of the certificates for such shares of Common Stock shall, if the Committee, in its sole discretion, shall determine, not be made until such listing, registration or qualification shall have been completed.

     B. Restrictions Upon Resale Of Unregistered Stock -- If the issuances of the shares of Common Stock upon exercise of an Option are not registered under the Securities Act of 1933, as amended, pursuant to an effective registration statement, such Director, if the Committee shall deem it advisable, may be required to represent and agree in writing:

          (i) that any shares of Common Stock acquired by such Director pursuant to the Plan will not be sold, except pursuant to an effective registration statement under the Securities Act of 1933, as amended, or pursuant to an exemption from registration under such Act, and

          (ii) that such Director is acquiring such shares of Common Stock for his own account and not with a view to the distribution thereof.

SECTION 7.  ADJUSTMENTS

     The number of shares of Common Stock of the Company reserved for grants under the Plan shall be subject to appropriate adjustment by the Committee, as necessary, to reflect any stock split, stock dividend, recapitalization, reclassification, merger, consolidation, reorganization, combination or exchange of shares or similar event.


SECTION 8.  MISCELLANEOUS PROVISIONS

     A. Nothing in the Plan shall be construed to give any Director of the Company any right to a grant of an Option under the Plan unless all conditions described within the Plan are met as determined in the sole discretion of the Committee.

     B. Neither the Plan, nor the granting of an Option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a Director for any period of time. Nothing in the Plan shall in any manner be construed to limit in any way the right of the Company or its stockholders to reelect or not reelect or renominate or not renominate a participating Director.

     C. The costs and expenses of administering the Plan shall be borne by the Company and not charged to any grant of an Option nor to any participating Director.

     D. The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, to withhold in connection with any event or action under the Plan.

SECTION 9.  TERM, AMENDMENT AND TERMINATION

     A. The Plan will terminate on December 31, 2006. Under the Plan, Options outstanding as of December 31, 2006 shall not be affected or impaired by the termination of the Plan.

     B. The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of an optionee under an Option theretofore granted without the optionee's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3, as promulgated by the Securities and Exchange Commission or any successor agency under Section 16(b) of the Exchange Act, as amended from time to time ("Rule 16b-3"), or (ii) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

     C. Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval.

     D. No amendment to Sections IV or V of the Plan may be made more than once every six months, other than to comport with changes in the Internal Revenue Code, ERISA, or the rules thereunder.

SECTION 10.  GOVERNING LAW

     The Plan and all determinations made and actions taken pursuant thereto shall be governed by the laws of the State of Delaware and construed accordingly.

SECTION 11.  APPROVAL BY STOCKHOLDERS

     The Plan shall become effective only upon approval by the stockholders of the Company.

                                                                      APPENDIX I

     ATTACHED ARE THE BINDING TERM SHEET FOR THE STOCKHOLDERS AGREEMENT, DATED AUGUST 24, 1995, BY AND BETWEEN BARRY DILLER AND LIBERTY MEDIA CORPORATION AND THE FIRST AMENDMENT THERETO, DATED AUGUST 25, 1996.

                                                                  CONFORMED COPY

                           LIBERTY MEDIA CORPORATION
                      8101 EAST PRENTICE AVENUE, SUITE 500
                           ENGLEWOOD, COLORADO 80111

                                August 24, 1995

Mr. Barry Diller
1940 Coldwater Canyon
Beverly Hills, California 90120

Dear Sir:

     Reference is made to the Term Sheet attached hereto pursuant to which, subject to the prior receipt of any required approvals of the Board of Directors of Silver King Communications, Inc. ("Silver") under Section 203 of the Delaware General Corporation Law, we have entered into certain agreements with respect to the equity securities of Silver, all as more fully described in the Term Sheet.

     The Term Sheet contemplates that the agreements contained therein will be superseded by definitive agreements and instruments which will contain provisions incorporating and expanding upon the agreements set forth therein, together with other provisions customary in the case of transactions of this type, and such other provisions as are reasonable and appropriate in the context of the transactions contemplated hereby. Notwithstanding the foregoing, the parties expressly acknowledge that the Term Sheet and this agreement, subject to the prior receipt of any such required approvals of the Board of Directors of Silver, will constitute a binding agreement between them, subject to the terms and preconditions set forth herein and in the Term Sheet, until such definitive agreements are executed and delivered. If such definitive agreements are not executed and delivered, then, subject to the receipt of any such required approvals of the Board of Directors of Silver, the Term Sheet and this agreement shall constitute such definitive agreements.

     If the foregoing is acceptable to you, please execute the copy of this agreement in the space below, at which time this instrument will constitute a binding agreement between us.

                                          Very truly yours,

                                          LIBERTY MEDIA CORPORATION

                                          By:  /s/ Peter R. Barton
                                          Name: Peter R. Barton
                                          Title: President

ACCEPTED AND AGREED
this 24th day of August, 1995

/s/ Barry Diller
Barry Diller

                             PROJECT NET TERM SHEET

     Subject to the prior receipt of any required approvals of the Board of Directors of Silver King Communications, Inc., a Delaware corporation ("Silver"), for purposes of Section 203 of the Delaware General Corporation Law ("Section 203"), the following constitute the proposed terms upon which Liberty Media Corporation, a Delaware corporation ("Rockies"), and Barry Diller ("Lasorda") and/or a corporation, partnership or trust at least 90% owned and controlled by Lasorda ("Dodgers") will enter into certain agreements with respect to the equity securities of Silver. It is contemplated that, if the required Section 203 approvals are obtained from the Board of Directors of Silver, definitive agreements will be entered into containing the detailed terms of the matters set forth herein.

TRANSACTION            At a meeting of the Silver Board of Directors, Rockies will present to
OVERVIEW:              the Board a proposal whereby:
                       (x) Dodgers and/or Lasorda will purchase the Initial Shares and the
                       Additional Shares from Silver and will be granted the Options by
                           Silver (each, as defined in the Silver Term Sheet);
                       (y) Lasorda will agree to become initially the Chairman of the Board and Chief Executive Officer of Silver and to become a member of the
                           Silver Board of Directors; and
                       (z) Subject to the approval of the Silver Board of Directors, Rockies,
                       Dodgers and Lasorda will enter into the Silver Stockholders Agreement.
                       As soon as practicable following receipt of all required approvals by the Silver Board of the arrangements contemplated by clauses (x) and
                       (y) above (and the execution and delivery of the Silver Term Sheet by the applicable parties thereto), Rockies and Dodgers will enter into the Silver Stockholders Agreement described below.


                       Other than as set forth above, there will be no additional contributions to the Silver Company without the consent of each holder of a voting or non-voting equity interest in the Silver Company. At all times, the percentage equity economic interest in the Silver
                       Company of each of Rockies and Dodgers will be in proportion to the fair market value of the relative contributions that have been made by such Stockholder to the Silver Company (with the fair market value of the Silver Option determined by reference to the "spread" between the market price per share of the Silver Common Stock and the applicable exercise price per share of such option). The capitalization of the
                       Silver Company will be structured in a manner reasonably acceptable to the parties in light of relevant tax, regulatory and capital commitment considerations.
MANAGEMENT:            The business and affairs of the Silver Company will be managed by a
                       Board of Directors elected by the holders of a majority of the voting equity interests in the Silver Company. Notwithstanding the foregoing, the taking of any action by the Silver Company with respect to (i) to the extent permitted by applicable law, any Fundamental Matter (as defined below) (as applied to the Silver Company, mutatis mutandis) or
                       (ii) any acquisition or disposition (including pledges) of the Silver
                       Option or any other Silver Securities held by the Silver Company, in either case, will require the unanimous approval of each holder of a voting or non-voting equity interest in the Silver Company.
TRANSFERS OF           Except as otherwise specifically provided in this Term Sheet, no
INTERESTS:             transfers or other dispositions (including pledges), directly or indirectly, of any interest in the Silver Company will be permitted without the consent of each Stockholder, provided, that Rockies shall be entitled to transfer all or part of its interest in the Silver
                       Company to members of the Rockies Stockholder Group.
                       At such time as (i) Lasorda is no longer the Chairman of the Board and/or Chief Executive Officer and/or President of Silver or (ii) the


                       Dodgers Stockholder Group ceases to own its Eligible Stockholder
                       Amount (as defined below) of Silver Securities, Dodgers shall be required to sell its entire interest in the Silver Company to Rockies
                       (or Rockies' designee) at a price equal to the Dodgers Interest
                       Purchase Price.
II. SILVER STOCKHOLDERS AGREEMENT.
SCOPE:                 Simultaneously with the formation of the Silver Company, Rockies and
                       Lasorda will enter into the Silver Stockholders Agreement, which will govern, among other matters, (i) all equity securities of Silver, including any securities exercisable or exchangeable for or convertible into equity securities of Silver (collectively, the
                       "Silver Securities") held by Rockies or Lasorda (each, a
                       "Stockholder") and their respective controlled affiliates (such
                       Stockholder, together with, in the case of Rockies, the controlled affiliates of Rockies and Rockies; publicly held parent corporation
                       ("Rockies Parent"), and, in the case of Lasorda, his 90% owned and controlled affiliates, is referred to as a "Stockholder Group"), (ii)
                       the formation and capitalization of the Silver Company, (iii) the exchange of certain shares of Silver Common Stock owned by Dodgers for shares of Silver Class B Stock owned by Rockies or the Silver Company and (iv) the right of Lasorda to vote the Silver Securities held by the Rockies Stockholder Group pursuant to the conditional proxy described below under the caption "Dodgers Management Rights," subject to the limitations described herein. Each Stockholder Group will agree that it will not enter into any other agreement with respect to its
                       Silver Securities other than as contemplated hereby. Notwithstanding the foregoing, prior to the time that Rockies acquires Dodgers'
                       interest in the Silver Company in the manner described in this Term
                       Sheet the Silver Company shall not be deemed to be a member of either the Rockies Stockholder Group or the Dodgers Stockholder Group and,
                       except as specifically set forth in this Term Sheet, any Silver
                       Securities held by the Silver Company (including the option currently held by Rockies to acquire shares of


                       Silver Class B Stock (the "Silver Option") and the
                       shares of Silver Class B Stock subject to the Silver
                       Option) shall not be deemed to be held by either the Rockies
                       Stockholder Group or the Dodgers Stockholder Group.
DODGERS                Lasorda shall be entitled to exercise voting authority and authority
MANAGEMENT             to act by written consent over all Silver Securities owned by each
RIGHTS:                member of the Rockies Stockholder Group, on all matters submitted to a vote of Silver stockholders or by which Silver stockholders may act by written consent pursuant to a conditional proxy (which proxy shall be valid for the full term that this Term Sheet and the Silver
                       Stockholders Agreement that replaces this Term Sheet are effective and is irrevocable and coupled with an interest for purposes of Section
                       212 of the Delaware General Corporation Law); provided, that each
                       Stockholder agrees, and agrees to cause each member of its Stockholder
                       Group, to take or cause to be taken all reasonable actions required
                       (including to vote or execute a written consent with respect to the
                       Silver Securities held by the Silver Company) (i) prior to a Change in
                       Law (as defined below), to the extent permitted by law, to prevent the taking of any action by Silver with respect to a Fundamental Matter without the consent of both Stockholders and (ii) following a Change in Law, (A) for the election of a slate of directors of Silver, two of whom will be designated by Rockies and the remainder of whom will be designated by Dodgers and (B) to prevent the taking of any action by
                       Silver with respect to a Fundamental Matter without the consent of both Stockholders.

                       Following a Change in Law, subject to applicable law and fiduciary duties and except with respect to (x) any Fundamental Matters, (y) any decision to terminate Lasorda's employment with Silver for Cause and
                       (z) any decision relating to Lasorda's compensation by Silver (except as provided for by the Silver Term Sheet), Rockies shall be required to use its reasonable best efforts to cause its designees on the
                       Silver Board of Directors to vote with respect to any matter presented to a vote of

[/R]

                       the Silver Board of Directors in the manner instructed by Lasorda.

                       For purposes of this Term Sheet and the Silver Stockholders Agreement, a "Change in Law" shall be deemed to have occurred at such time as
                       Rockies is entitled to exercise full ownership and control over its
                       Silver Securities (including the pro rata portion of the Silver
                       Securities held by the Silver Company represented by Rockies equity interest in the Silver Company) notwithstanding Silver's ownership of its broadcast licenses.

FUNDAMENTAL            1. Any transaction not in the ordinary course of business, launching
MATTERS:               new or additional channels or engaging in any new field of business, in any case, which will result in, or will have a reasonable likelihood of resulting in, Rockies or any member of its Stockholder
                       Group being required under law to divest itself of all or any part of its Silver Securities, or interests therein (including its interest in the Silver Company), or any other material assets of such entity, or which will render such entity's continued ownership of such stock or assets illegal or subject to the imposition of a fine or penalty or which will impose material additional restrictions or limitations on such entity's full rights of ownership (including, without limitation, voting) thereof or therein.

                       2. The acquisition, disposition (including pledges), grant or issuance, directly or indirectly, by Silver or any of its
                       subsidiaries, of any assets (including debt and/or equity securities)
                       or business (by merger, consolidation or otherwise), or the incurrence of any indebtedness, in any such case (in one transaction or a series of related transactions), with a value of 10% or more of the market value of Silver's outstanding equity securities at the time of such transaction.

                       3. Any material amendments to the Certificate of Incorporation or
                       Bylaws of Silver.


                       4. Engaging in any line of business other than media, communications and entertainment products, services and programming.

                       5. The settlement of any litigation, arbitration or other proceeding which is other than in the ordinary course of business and which involves any material restriction on the conduct of business by Silver or its affiliates or the continued ownership of its assets by Silver or any of its affiliates (in each case, including Rockies).

                       6. Any transaction (other than those contemplated by this Term Sheet)
                       between Silver and its affiliates, on the one hand, and Lasorda and his affiliates, on the other hand, subject to exceptions relating to the size of the proposed transaction and those transactions which are otherwise on an arm's-length basis.

TERMINATION OF         A Stockholder shall cease to be entitled to exercise any rights under
RIGHTS:                this Term Sheet and the Stockholders Agreement as of the date that its
                       Stockholder Group collectively ceases to own the equivalent of
                       1,100,000 shares of Silver Common Stock in the case of Dodgers and
                       1,000,000 shares of Silver Common Stock in the case of Rockies
                       (including, in the case of Rockies, the proportionate number of Silver
                       Securities represented by Rockies' equity interest in the Silver
                       Company), in each case determined on a fully diluted basis (taking into account, in the case of Rockies, the shares issuable upon exercise of the Silver Option and, in the case of Dodgers, all unexercised Options, whether or not then exercisable, and all Silver
                       Additional Shares) (as to each Stockholder, its "Eligible Stockholder
                       Amount").

                       In addition, Lasorda and each member of his Stockholder Group shall cease to be entitled to exercise any rights under this Term Sheet and the Silver Stockholders Agreement with respect to the following matters at such time as Lasorda is no longer Chairman of the Board and/or Chief Executive Officer and/or President of Silver:

[/R]

                       (i) the matters covered under the caption "Dodgers Management Rights";

                       (ii) the matters covered under the caption "Share Exchange"; and

                       (iii) the Dodgers right of first refusal in connection with certain transfers of Silver Securities by the Rockies Stockholder Group
                       pursuant to the second paragraph under the caption "Transfers of
                       Silver Securities".

                       In addition, at such time as Lasorda is no longer Chairman of the
                       Board and/or Chief Executive Officer and/or President of Silver, the
                       Rockies Stockholder Group shall no longer have any obligations under this Term Sheet or the Silver Stockholders Agreement with respect to the matters covered under the caption "Transfers of Silver
                       Securities", except with respect to the Silver Put.
                       Notwithstanding the provisions of the previous two paragraphs, in the event that prior to the date of the exercise of the Silver Option by the Silver Company, Lasorda's employment with Silver is terminated (x)
                       by Silver without Cause (as defined in the Silver Term Sheet) or (y)
                       Lasorda for Good Reason (as defined in the Silver Term Sheet, then to the extent that (i) during the period from such termination until the exercise of the Silver Option by the Silver Company, Lasorda continues to indicate a good faith intention to become Chairman of the Board and/or Chief Executive Officer and/or President of Silver promptly following the exercise of the Silver Option by the Silver Company and
                       (ii) upon such exercise of the Silver Option Lasorda does become the
                       Chairman of the Board and/or Chief Executive Officer and/or President
                       of Silver, such termination of Lasorda's employment will not have the effects specified in the preceding two paragraphs.

SHARE EXCHANGE:        So long as the Dodgers Stockholder Group holds the Eligible
                       Stockholder Amount of Silver Securities, then Dodgers shall have the right, exercisable from time to time, to require that


                       Rockies or the Silver Company exchange, on a share for share basis, shares of Silver Class B Stock owned by Rockies or the Silver Company, as the case may be, for vested shares of Silver Common Stock owned by Dodgers (in each case not subject to any liens (other than pursuant to the Silver Stockholders Agreement)). Notwithstanding the foregoing, neither Rockies nor the Silver Company shall be required to exchange any shares of Silver Class
                       B Stock for shares of Silver Common Stock to the extent that, after giving effect to such exchange, Rockies will cease to own Silver Securities constituting at least 50% of the total voting power of Silver, determined on a fully diluted basis (taking into account the pro rata portion of the Silver Securities held by the Silver
                       Company represented by Rockies equity interest in the Silver Company).

TRANSFERS              Subject to the other provisions of this Term Sheet and the Silver
OF SILVER              Stockholders Agreement, no Stockholder shall transfer or otherwise
SECURITIES:            dispose of (including pledges), directly or indirectly, any Silver
                       Securities other than (w) transfers of Silver Securities by Lasorda in order to pay taxes arising from the granting, vesting and/or exercise of the Options and/or the payment of bonuses on repayment of the
                       Lasorda Note (as defined in the Silver Term Sheet), (x) transfers of
                       Silver Securities by Rockies to members of the Rockies Stockholder
                       Group or by Lasorda or Dodgers to members of the Dodgers Stockholder
                       Group, (y) a pledge or grant of a security interest in vested Silver
                       Securities (other than the pledge of the Additional Shares and the excess shares (each as defined in the Silver Term Sheet)) in connection with bona fide indebtedness in connection with which the pledgee of the applicable Silver Securities agrees that, upon any default or exercise of its rights under such pledge or security arrangement, it will offer to sell the pledged Silver Securities to the non-pledging Stockholder (or its designee) for an amount equal to the lesser of the applicable amount of such indebtedness and the fair market value of such pledged Silver Securities, and (z) transfers of
                       Options or Silver Securities to Silver by Dodgers or its

                       affiliates in connection with a "cashless" exercise of the Options
                       (which shall be  permitted pursuant to the terms thereof).

                       In addition to the foregoing, but subject to a right of first refusal of the other Stockholder (which right shall be assignable): (i)
                       following the fifth anniversary of the date of the Silver Stockholders
                       Agreement either Stockholder may transfer all but not less than all of the Silver Securities held by its Stockholder Group (and, in the case of Rockies, its entire interest in the Silver Company) to an unaffiliated third party, (ii) following the time that Lasorda is no longer the Chairman of the Board and/or Chief Executive Officer and/or
                       President of Silver, Lasorda may transfer all but not less than all of the Silver Securities held by its Stockholder Group to an unaffiliated third party, and (iii) either Stockholder may transfer any portion of the Silver Securities held by its Stockholder Group to an unaffiliated third party, provided that, following such transfer (A) such
                       Stockholder Group retains its Eligible Stockholder Amount of Silver
                       Securities and (B) in the case of Rockies, the outstanding shares of
                       Silver Class B Stock and Silver Common Stock held by Rockies and
                       Dodgers (and the members of their respective Stockholder Groups) and the Silver Company collectively represent 50.1% of the voting power of the outstanding Silver Securities on a fully diluted basis.
                       Notwithstanding the previous sentence (but subject to the conditions contained in the proviso in clause (iii) above), either Stockholder may transfer any of its Silver Securities in one or more transactions that comply with the requirements of Rule 144 or 145 (as applicable) under the Securities Act of 1933 without regard to the right of first refusal described in the previous sentence.

                       Except as otherwise specifically provided in this Term Sheet, neither
                       Stockholder shall be entitled to assign any of its rights under the
                       Silver Stockholders Agreement; and following any transfer of Silver
                       Securities in accordance with the provisions of the previous paragraph (other than to a member of the Stockholder Group of such Stockholder), the assignee of such Silver
                       Securities shall not have any rights or obligations under the Stockholders Agreement with respect to such Silver
                       Securities.

                       If Lasorda ceases to be the Chairman of the Board and/or Chief
                       Executive Officer and/or President of Silver (except as a result of a termination by Silver for Cause) following the third anniversary of the date of this Term Sheet, then during the forty-five day period following the date that Lasorda so ceases to be the Chairman of the
                       Board and/or Chief Executive Officer and/or President of Silver,
                       Dodgers will be entitled to elect to "put" all, but not less than all, of the Silver Securities held by its Stockholder Group to Rockies at their Appraised Value (the "Silver Put"). The purchase price for the
                       Silver Put shall be payable, at Rockies' election, in cash or in any publicly traded class or series of common equity securities of Rockies or its parent (including any class or series of common equity securities of Rockies Parent intended to track the business and assets of Rockies), as to which securities Dodgers will receive customary registration rights. For purposes of the payment of such purchase price, the value of such common equity securities of Rockies or
                       Rockies Parent shall be the average of the closing trading prices of such securities for the 20 trading days ending on the second complete trading day prior to the consummation of such purchase. In order to determine Appraised Value, promptly following the exercise of the
                       Silver Put, each of Dodgers and Rockies shall select an independent investment banking firm who shall promptly make a determination of
                       Appraised Value. If the higher of the two such determinations is greater than 110% of the lower of such determinations, then a third independent investment banking firm shall be selected by such first two investment banking firms, which third investment banking firm shall promptly determine Appraised Value. The Appraised Value shall be the average of the first two




                       appraisals, if only two appraisals are required, or if three appraisals are required, the average of the two appraisals closest in value (or if there are not two closest appraisals, the average of all three such appraisals). In making their determinations, such investment banking firms shall be instructed that the Appraised Value shall be equal to (i) the fair market value of Silver on a going concern basis in a transaction in which the applicable buyer acquires all outstanding
                       Silver Securities multiplied by (ii) the fraction corresponding to the percentage of the fully diluted equity of Silver represented by the Silver Securities owned by the Dodgers Stockholder Group. Such investment banking firms shall also be instructed to assume in making their determination that (i) Lasorda is no longer the Chairman of the Board and/or Chief Executive Officer and/or President of Silver and (ii) that there is no controlling stockholder of Silver. Following the determination of the Appraised Value, Rockies shall be entitled within a 60 day period to elect to either pay the applicable purchase price in the manner set forth above for the Silver Securities held by the Dodgers
                       Stockholder Group or, in the alternative (and notwithstanding the exercise of the Silver Put), to elect to cause Silver to conduct an "auction" in which all of the outstanding Silver Securities shall be sold to a third party (and, in the event of such an election, each Stockholder agrees to cooperate in conducting such "auction" and consummating such sale as promptly and efficiently as practicable); provided, that any member of a Stockholder Group acting alone or together with a group of bidders may bid in and/or be the purchaser in such auction.

                       Notwithstanding any other provision of the Term Sheet, prior to any transfer or other disposition (other than a pledge or grant of a security interest in compliance with clause (y) of the first paragraph under the caption "Transfers of Silver Securities") of Silver Class B
                       Stock (other than pursuant to the provisions described under the caption "Share Exchange" or to a member of such Stockholder's

                       Stockholder Group, to the other Stockholder or, if the
                       non-transferring Stockholder so elects, to a purchaser designated by the non-transferring Stockholder in connection with the exercise by such non-transferring Stockholder of its right of first refusal pursuant to the Silver Stockholders Agreement), all shares of Silver
                       Class B Stock proposed to be so transferred or otherwise disposed of shall be exchanged with the non-transferring Stockholder or the Silver
                       Company, as the case may be, for shares of Silver Common Stock, on a share for share basis, and to the extent such non-transferring
                       Stockholder or the Silver Company, as the case may be, does not own sufficient shares of Silver Common Stock to make such an exchange, such transferring Stockholder shall convert, or cause to be converted, such shares of Silver Class B Stock into shares of Silver Common Stock
                       (or such other Silver Securities into which such shares are then convertible) prior to such transfer.

                       All transfers and exchanges contemplated by this Term Sheet and the
                       Silver Stockholders Agreement shall be subject to limited periods of suspension in order to prevent liability under the federal securities laws.

                       Subject to the restrictions on the transfer of its Silver Securities contained herein and in the Silver Stockholders Agreement, each
                       Stockholder shall be entitled to customary demand and incidental registration rights with respect to the Silver Securities held by its
                       Stockholder Group.

                                                           AS OF AUGUST 25, 1996

                           LIBERTY MEDIA CORPORATION
                      8101 EAST PRENTICE AVENUE, SUITE 500
                           ENGLEWOOD, COLORADO 80111

Mr. Barry Diller
1940 Coldwater Canyon
Beverly Hills, California 90210

Dear Sir:

     Reference is made to the agreement between Liberty Media Corporation ("Liberty" and formerly "Rockies") and Barry Diller ("Diller" and formerly "Lasorda" or "Dodgers"), dated as of August 24, 1995 (including the related term sheet included therein, the "August Agreement" which, in the event that a definitive stockholders agreement is not executed by the parties shall, together with this letter agreement (this "Agreement") constitute the "Silver Stockholders Agreement"), relating to the securities of Silver King Communications, Inc. ("Silver"). Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the August Agreement. The obligations of the parties contained herein are subject to the receipt of any required approvals of the Boards of Directors of Silver and/or Home Shopping Network, Inc. ("HSN"), for purposes of Section 203 of the Delaware General Corporation Law.

     1. HSN Merger Agreement.

     (a) Simultaneous with the execution of this Agreement, a newly formed direct wholly owned subsidiary of Silver ("Silver Sub"), HSN and Liberty HSN, Inc. ("Liberty HSN") are entering into the merger agreement attached to this Agreement as Exhibit A (such agreement, including the schedules and exhibits thereto, the "Merger Agreement"). The Merger Agreement provides among other things that Silver Sub will merge with and into HSN (the "Merger"), with the result that HSN, as the surviving corporation in the Merger (the "Surviving Corporation"), would become a subsidiary of Silver. Silver Sub shall have an equity capital structure identical to that of HSN prior to the merger, in that the shares of Silver Sub common stock ("Silver Sub Common") will have the same rights, designations and preferences as the common stock of HSN (the "HSN Common Stock") and the Silver Sub Class B common stock ("Silver Sub Class B") will have the same rights, designations and preferences as the Class B common stock of HSN (the "HSN Class B Common Stock"). In the Merger:

        (i) Each outstanding share of HSN Common Stock (other than shares held by Silver Sub) would be converted into the right to receive 0.45 of a share of Silver Common Stock (the "Common Exchange Ratio").

        (ii) The 19,260,859 shares of HSN Class B Common Stock held by Liberty HSN (the Liberty Initial Class B Shares"), following the exchange referred to in clause (iii) below, would be converted into the right of Liberty HSN, as the holder of the Liberty Initial Class B Shares as of the time of the Merger (or any wholly owned subsidiary of Liberty HSN to which the Contingent Right (as defined below) is assigned), to receive an aggregate of 10,400,863 shares of Silver Class B Stock (such number, the "Aggregate Class B Amount") (which number shall be subject to adjustment immediately prior to the Merger in accordance with Section 2(f) of the Merger Agreement) plus cash in lieu of fractional shares as provided in the Merger Agreement. At the Effective Time (as defined in the Merger Agreement) of the Merger, 7,756,564 shares of Silver Class B Common Stock shall be issued to Liberty HSN (the "Initial Merger Class B Amount"). Immediately following the Effective Time, Silver will be obligated to issue to Liberty HSN (or any wholly owned subsidiary to which it has assigned the Contingent Right) an aggregate of 2,644,299 shares of Silver Class B Common Stock (such amount, the "Initial Contingent Class B Amount") upon the occurrence of certain contingencies set forth in Exhibit A to the Merger Agreement, together with such additional number of shares of Silver Class B Common Stock as may be required in order to fulfill its obligation with respect to the issuance of Extra Shares (as defined in Exhibit A to the Merger Agreement) in such Exhibit A. Liberty HSN's right following the Merger to receive shares of Silver Class B Common Stock in accordance with the terms and conditions set forth in Exhibit A to the Merger Agreement is hereinafter referred to as the "Contingent Right," and the shares issuable to it upon the satisfaction of the contingencies set forth in Exhibit A to the Merger Agreement are hereinafter referred to as the "Contingent Silver Shares."

        (iii) The Merger Agreement provides that (A) immediately prior to, but conditioned upon the consummation of the Merger, Liberty HSN will exchange (the "Merger Exchange") (1) the 17,566,702 shares of HSN Common Stock held by the Liberty Stockholder Group (the "Liberty HSN Common Shares") for an equal number of shares of Silver Sub Common and (2) the 739,141 shares of HSN Class B Common Stock held by the Liberty Stockholder Group (the "Liberty HSN B Shares") for an equal number of shares of Silver Sub Class B (with the result that at the time of the Merger, the total number of outstanding shares of Silver Sub Common and Silver Sub Class B shall be equal to the number of outstanding shares of HSN Common Stock and HSN Class B Common Stock immediately prior to the Merger, with Silver owning a number of shares of Silver Sub Common and Silver Sub Class B equal to the number of shares of HSN Common Stock not held by the Liberty Stockholder Group and the number of Liberty Initial Class B Shares, respectively, and Liberty HSN owning all other outstanding equity securities of Silver Sub (and Silver Sub shall have no other outstanding securities)), and (B) in the Merger, each outstanding share of Silver Sub Common shall be converted into one share of common stock of the Surviving Corporation ("Surviving Common") and each outstanding share of Silver Sub Class B shall be converted into one share of Class B common stock of the Surviving Corporation ("Surviving Class B Stock"), with the shares of Surviving Common and Surviving Class B Stock having the same rights, designations and preferences as the Silver Sub Common Stock and Silver Sub Class B, respectively.

        (iv) To the extent that at the time of the Merger Exchange and the Merger the Liberty Stockholder Group would be permitted in accordance with the FCC Regulations (as defined below) (and taking into account the Silver Securities then beneficially owned by it) to own, directly or, through a BDTV Entity (as defined below), indirectly, a greater number of shares of Silver than the Initial Merger Class B Amount, then such number of additional Silver Securities shall also become issuable to the Liberty Stockholder Group upon consummation of the Merger (such shares, the "Additional Merger Shares"). The Additional Merger Shares shall be issued to the Liberty Stockholder Group in the Merger and upon issuance, shall be applied first to reduce the Initial Contingent Class B Amount on a share for share basis until such time as the Initial Contingent Class B Amount is equal to zero (and, in the event the Initial Contingent Class B Amount is reduced to zero through the issuance of Additional Merger Shares, Silver's obligation to issue Contingent Silver Shares in connection with the Contingent Right shall be terminated). In the event that the Initial Contingent Class B Amount is reduced to zero and there remain Additional Merger Shares issuable at the time of the Merger, such remaining Additional Merger Shares shall be issued to the Liberty Stockholder Group and upon issuance shall be applied to reduce on a share for share basis (A) first, to the obligation of Liberty HSN and Silver Sub to exchange the Liberty HSN B Shares for shares of Silver Sub Class B and (B) then, to the extent that there are any remaining Additional Merger Shares to be issued, to the obligation of Liberty HSN and Silver Sub to exchange Liberty HSN Common Shares for shares of Silver Sub Common, with the result that the Liberty HSN Class B Shares and Liberty HSN Common Shares not so exchanged would be converted into Silver Class B Stock and Silver Common Stock, respectively, in the Merger, and the respective obligations of the parties referred to in clauses (i) through (iii) above would be adjusted to reflect the issuance of such Additional Merger Shares.

        (v) Subject to the condition that the contribution thereto would be tax free, all Additional Merger Shares would be issued to the Liberty Stockholder Group and contributed to a BDTV Entity in connection with the Merger. As used herein, the term "BDTV Entity" shall mean any corporation, partnership, limited liability company or other business association having a capital structure and governance rights substantially similar to that of BDTV, Inc. ("BDTV", which is the corporation referred to as "Silver Company" in the August Agreement), except that (i) for purposes of determining whether Liberty is permitted to transfer the Silver Securities held by any such BDTV Entity, such BDTV Entity shall be deemed to be a member of the Liberty Stockholder Group and the restrictions on transfers of interests in the Silver Company set forth opposite the caption "I. Silver Company Arrangements -- Transfers of Interests" in the August Agreement shall not be applicable to Liberty (subject, however, to the other restrictions on transfer of Silver Securities set forth herein and in the August Agreement, including the Right of First Refusal) and (ii) in connection with any proposed sale by Liberty HSN of the Silver Securities held by such BDTV Entity (or its equity interest in such BDTV Entity), Liberty shall be entitled to purchase Diller's entire interest in such BDTV Entity for an amount in cash equal to the Dodgers Interest Purchase Price or, at its election, require Diller to sell its interest in such BDTV Entity to any such transferee for a pro rata portion of the consideration to be paid by the applicable transferee in such transaction; provided, however, that the term "BDTV Entity" shall not be deemed to include BDTV or BDTV II (as defined below). The term "FCC Regulations" shall mean, collectively, all federal communications statutes, and all rules, regulations, orders, decrees and policies (including the FCC's Memorandum Opinion and Order released March 11, 1996 (the "FCC March Order") and its Memorandum Opinion and Order released June 14, 1996 (the "FCC June Order", and together with the FCC

             March Order, the "FCC Orders")) of the FCC, and any interpretations or waivers thereof or modifications thereto.

        (vi) If as a result of any issuance of Contingent Silver Shares to Liberty HSN, Liberty HSN would otherwise own shares of Silver Class B Common Stock (other than any such shares held by BDTV or BDTV II or, to the extent Liberty HSN is not deemed to have an "attributable interest" therein, a BDTV Entity) which would represent an "attributable interest" in Silver under applicable FCC Regulations), (i) Liberty HSN would contribute to a BDTV Entity all such Contingent Silver Shares in exchange for non-voting equity securities of such BDTV Entity (in an amount based on the market price of the Silver Common Stock as of the date of such contribution) and (ii) Diller would contribute to such BDTV Entity a number of whole shares of Silver Common Stock equal to (A) $100, divided by (B) the market price of the Silver Common Stock as of the date of such contribution, rounded up to the nearest whole number; provided, that (i) for purposes of determining whether Liberty is permitted to transfer the Silver Securities held by such BDTV Entity, such BDTV Entity shall be deemed to be a member of the Liberty Stockholder Group and the restrictions on transfers of interests in BDTV set forth in the August Agreement shall not apply to Liberty (subject, however, to the other restrictions on transfer of Silver Securities set forth herein and in the August Agreement, including the Right of First Refusal) and (ii) in connection with any proposed sale by Liberty HSN of the Silver Securities held by such BDTV Entity (or its equity interest in such BDTV Entity), Liberty shall be entitled to purchase Diller's entire interest in such BDTV Entity for an amount in cash equal to the Dodgers Interest Purchase Price or, at its election, require Diller to sell its interest in such BDTV Entity to any such transferee for a pro rata portion of the consideration to be paid by the applicable transferee in such transaction.

             (b) Consummation of the Merger will also be conditioned upon Silver and Liberty HSN entering into a definitive exchange agreement having the terms and conditions set forth in Exhibit C to the Merger Agreement (the "Exchange Agreement"), and otherwise in form and substance reasonably satisfactory to the parties to the Merger Agreement, pursuant to which the Liberty Stockholder Group (or any transferee permitted under the August Agreement, treating the Exchange Securities (as defined in Exhibit C to the Merger Agreement) as though they were Silver Securities) would have the right to exchange from time to time a number of shares of Surviving Common or Surviving Class B Stock (with the holder entitled to elect the class of Surviving Corporation stock to be so exchanged) received by the Liberty Stockholder Group in connection with the Merger (such shares issued to the Liberty Stockholder Group, the "Liberty Surviving Common" and the "Liberty Surviving Class B", respectively, in each case including any other securities or rights for which such shares of Liberty Surviving Common or Liberty Surviving Class B, as the case may be, are exchanged or into which such shares are converted prior to the exchange of such shares for Silver Securities), for shares of Silver Common Stock and Silver Class B Stock, with each share of Liberty Surviving Common being exchangeable into a number of shares of Silver Common Stock equal to the Common Exchange Ratio and each share of Liberty Surviving Class B being exchangeable into a number of shares of Silver Class B Stock equal to the Class B Exchange Ratio, in each case subject to adjustment upon certain events affecting Silver.

          In the event that a holder of Exchange Securities would be entitled to hold directly shares of Silver Class B Common Stock issuable upon an exchange of shares of Liberty Surviving Class B but for the limitations imposed by the FCC Regulations relating to a person's aggregate voting power in Silver, and if such person would, under the FCC Regulations, be permitted to hold directly a number of shares of Silver Common Stock equal to the number of shares of Silver Class B Stock so issuable, then in connection with such exchange, such holder will be required to offer to exchange such shares of Silver Class B Stock so receivable by it for Silver Common Stock owned by the Diller Stockholder Group and, if Diller does not accept such offer to exchange, or if such exchange with the Diller Stockholder Group cannot be accomplished on a tax-free basis (and the exchange of such Exchange Securities for Silver Securities would not otherwise be taxable), then such holder shall be entitled to exchange such Exchange Securities for shares of Silver Class B Stock and thereafter convert such shares of Silver Class B Stock into shares of Silver Common Stock.

          Nothing in this Agreement shall obligate Liberty HSN to contribute any Silver Securities received pursuant to the Exchange Agreement to a BDTV Entity.

     (c) Promptly following the Merger in a transaction complying with the requirements of Section 351 of the Code or in an otherwise tax-free transaction, (i) Liberty will contribute the Initial Merger Class B Amount of shares of Silver Class B Common Stock issued to Liberty at the time of the Merger (other than any Additional Merger Shares) to a corporation ("BDTV II") having a charter and bylaws substantially equivalent to the charter and bylaws of BDTV as in effect on the date hereof (or, in the event the FCC Regulations would permit such Silver Securities to be held by a partnership, limited liability company or other entity, such entity as the parties may mutually agree), in exchange for a number of shares of Class B Common Stock of BDTV II based upon the market price of the shares of Silver Class B Stock contributed to BDTV II by the Liberty Stockholder Group and (ii) Diller will contribute to BDTV II a number of whole shares of Silver Common Stock equal to (A) $100 divided by (B) the market price of the Silver Common Stock as of the date of contribution, rounded up to the nearest whole number, in exchange for one share of Class A Common Stock of BDTV II. At all times following such contribution for purposes of this Agreement and the August Agreement the term "Silver Company" or "BDTV," as the case may be, shall be deemed to refer to BDTV and BDTV II, collectively. The respective rights and obligations of Liberty (and its Stockholder Group) and Diller (and his Stockholder Group) with respect to each of BDTV and BDTV II and the outstanding equity securities of both BDTV and BDTV II shall be as provided in the August Agreement with respect to "Silver Company", including, subject to paragraph 2(c) below, the provisions set forth in the August Agreement under the caption "I. Silver Company Arrangements -- Transfers of Interests."

     2. Restructuring Transaction. (a) At any time following the consummation of the Merger that Liberty or Liberty HSN is no longer a subsidiary of Tele-Communications, Inc. (and provided that a Change in Law has not theretofore otherwise occurred), Liberty may request by written notice to Diller and Silver that Diller use all reasonable efforts to take, and, subject to any applicable fiduciary duties of Diller, as a director or officer of Silver, to the stockholders of Silver, use all reasonable efforts to cause Silver to take, such actions as may be reasonably necessary, including, but not limited to, to file any required applications with the FCC and any other governmental or regulatory agency, to obtain any required FCC or other governmental or regulatory consents and approvals, and to undertake any restructuring of Silver's assets, liabilities and businesses, in order that Liberty or Liberty HSN, as the case may be, would (subject to its obligations under the August Agreement, this Agreement and the Silver Stockholders Agreement) be permitted to exercise full ownership rights (including voting rights) with respect to the Silver Securities owned by it (including its pro rata interest in any Silver Securities held by the Silver Company or a BDTV Entity) (such action or transaction resulting from the foregoing, a "Restructuring Transaction").

     (b) Simultaneously with or immediately following the consummation of the Restructuring Transaction, Liberty or its designee shall be required to purchase (and Diller will be required to sell) Diller's entire equity interest in the Silver Company and each BDTV Entity for an amount equal to the applicable Dodgers Interest Purchase Price.

     (c) If a Restructuring Transaction has not occurred within 365 days following the notice referred to in paragraph 2(a) (or, if earlier, such time as Liberty reasonably determines, after consultation with Diller, that Diller has ceased to use his reasonable efforts to consummate a Restructuring Transaction as required by this Section 2), and a Change in Law has not otherwise occurred by such date, then notwithstanding the restrictions on transfer of the Silver Securities described under the caption "Transfers of Silver Securities" in the August Agreement, the Liberty Stockholder Group will be entitled to sell any and all of its Silver Securities (including its entire equity interest in the Silver Company or any BDTV Entity, or any Exchange Securities or Silver Securities receivable pursuant to the Exchange Agreement, but not any direct sale of Contingent Silver Shares issuable pursuant to the Contingent Right), subject only to (i) Diller's Right of First Refusal (as defined below), (ii) Liberty's obligation to exchange shares of Silver Class B Stock so proposed to be sold for shares of Silver Common Stock owned by the Diller Stockholder Group pursuant to the paragraph of the August Agreement entitled "Share Exchange" (but without regard to the limitation in the last sentence thereof), (iii) Liberty's further obligation to convert shares of Silver Class B Stock (or Surviving Class B Stock) into shares of Silver Common Stock (or Surviving Common) prior to or simultaneous with such a sale (other than to a member of the Diller Stockholder Group), and (iv) Diller's Special Purchase Right (as defined below). Such person or entity (other than a member of the Diller Stockholder Group) shall acquire such Silver Securities and/or interest in the Silver Company or such BDTV Entity free and clear of any rights or obligations under the August Agreement, this Agreement or the Silver Stockholders Agreement; provided, that such person or entity shall be entitled to such reasonable demand and incidental registration rights with respect to its Silver Securities (including those shares represented by its interest in the Silver Company or a BDTV Entity) as was the Liberty Stockholder Group under the August Agreement and/or the Silver Stockholders Agreement or this Agreement prior to such sale. Except as specifically provided in this paragraph, the sale by the Liberty Stockholder Group permitted herein will not otherwise alter the rights and obligations of the parties set forth in the August Agreement (as amended by this Agreement).

     Right of First Refusal and Special Purchase Right. The term "Right of First Refusal" shall mean (for purposes of this Agreement and for purposes of the right of first refusal referred to in the August Agreement under the caption "Transfers of Silver Securities") the right of a Stockholder (which shall be assignable) to acquire all, but not less than all, of the securities proposed to be sold by the other Stockholder in a transaction having terms (including (except pursuant to the Special Purchase Right) net economic terms) and conditions no less favorable in the aggregate to the selling Stockholder than those of the transaction pursuant to which it intends to sell such securities.

     In the event that (x) a Stockholder proposes to sell Silver Securities in a transaction in which the other Stockholder would have the right to exercise its Right of First Refusal to purchase all, but not less than all, of such shares to be sold, and (y) after giving effect to such sale and the requirement that the selling Stockholder convert all shares of Silver Class B Stock into Silver Common Stock upon such sale, the other Stockholder Group's beneficial ownership of Silver Securities would represent less than 50.1% of the outstanding voting power of the Silver Securities on a fully diluted basis, then subject to the satisfaction of the conditions set forth herein, a Stockholder shall have the right (the "Special Purchase Right") to purchase from such selling Stockholder such minimum number of Silver Securities (giving effect to the voting power thereof) as is required in order to result in the aggregate voting power of the Silver Securities beneficially owned or whose voting power is controlled by such Stockholder Group being equal to 50.1% of the voting power of the outstanding Silver Securities on a fully diluted basis. A Stockholder's right to exercise the Special Purchase Right shall be subject to the condition that such Stockholder shall have (x) exercised all options, warrants, convertible securities and other rights to acquire Silver Securities as are beneficially owned by it and which are then (or will become prior to such sale) exercisable, and (y) exchanged with the other Stockholder all shares of Silver Common Stock beneficially owned by it for shares of Silver Class B Stock owned by the other Stockholder (to the extent such Stockholder owns shares of Silver Class B Stock), or in each case, made arrangements reasonably satisfactory to the other Stockholder in respect of such exercise, conversion or exchange (which will occur simultaneously with the purchasing Stockholder's purchase from the other Stockholder).

     The purchase price for Silver Securities in connection with the exercise of the Special Purchase Right or the Right of First Refusal shall be equal to the price per share of Silver Securities to be paid to the selling Stockholder in the proposed transaction (as it may be adjusted in order to determine the net economic value thereof other than in the case of the Special Purchase Right). In the event that the consideration payable to a Stockholder in a proposed transaction consists of securities, the purchase price per share shall equal the fair market value of such securities divided by the number of shares of Silver Securities to be sold. Such fair market value shall be the market price of any publicly traded security and, if such security is not publicly traded, the fair market value shall equal the Appraised Value. A Stockholder (or its assignee) shall pay such purchase price in cash or by the delivery of marketable securities having an aggregate fair market value equal to such purchase price; provided that if the securities to be so delivered by a Stockholder (or its assignee) would not, in the other Stockholder's possession, have at least the same general degree of liquidity as the securities the other Stockholder was to receive in such proposed transaction (determined by reference to the other Stockholder's ability to dispose of such securities (including, without limitation, the trading volume of such securities and the other Stockholder's percentage ownership of the issuer of such securities)), then the purchasing Stockholder shall be required to deliver securities having an Appraised Value equal to such purchase price. In the event the purchasing Stockholder delivers securities in payment of such purchase price, the purchasing Stockholder agrees to provide the other Stockholder with registration rights related thereto (if, in the other transaction, the selling Stockholder would have received registered securities or registration rights). Each Stockholder agrees to use its commercially reasonable efforts to preserve to the other Stockholder, to the extent possible (except in the case of a Right of First Refusal where it is a condition thereto that such tax benefits be included in determining the net economic value of an offer pursuant to such right), the tax benefits available to it in such proposed transaction, and to otherwise seek to structure such transaction in the most tax efficient method available. Notwithstanding the foregoing, in the event that the purchasing Stockholder pays the purchase price for Silver Securities purchased pursuant to the Right of First Refusal or the Special Purchase Right in securities, such securities must be securities that the other Stockholder is permitted to own under applicable FCC Regulations.

     Notwithstanding anything herein or in the August Agreement, Liberty HSN's sale on or after the third anniversary of the Merger of the Approved Shares (as defined in Exhibit A to the Merger Agreement) in an offering of Silver Common Stock registered under the Securities Act shall not be subject to the Right of First Refusal, the Special Purchase Right and Diller's right to exchange Silver Common Stock for shares of Silver Class B Stock, unless and to the extent such rights can be exercised without impairing Liberty's economic benefit therefrom or delaying any transaction relating to the Approved Shares. Subject to the foregoing, Liberty agrees to cooperate in good faith in the event Diller seeks to exercise such rights.

     3. Management Structure. The Silver Stockholders Agreement shall provide that upon the earlier to occur of (x) the Restructuring Transaction (which will result in a Change in Law following the consummation thereof) and (y) a Change in Law (which the parties agree shall include, for purposes of this Agreement, the August Agreement, the Silver Stockholders Agreement, and the organizational documents of each of BDTV, BDTV II and any BDTV Entity, any change in law, rule or regulation, or change in the circumstances of any holder of shares of Silver Class B Common Stock (or Surviving Class B Stock) or of an interest in the Silver Company (or any BDTV Entity) or Silver (including, but not limited to, in the case of Liberty, a change in the ownership of a majority of the outstanding common stock of Liberty or Liberty HSN)) or any other event, the effect of which is or would be to permit Liberty or any holder of Liberty's interest in the Silver Company (or any BDTV Entity) to exercise ownership rights (including voting rights) with respect to the Silver Securities owned by it (including its pro rata portion of any Silver Securities held by the Silver Company or any BDTV Entity)), or which would otherwise result in the issuance to it of all Contingent Silver Shares and the exchange of all Exchange Securities, whether before or after the Merger, the management rights of the parties with respect to Silver shall be as follows:

        (i) Diller thereafter would be entitled to designate a mutually agreeable number of the members of the Board of Directors of Silver and Liberty would be entitled to designate the remainder of the directors of Silver (which number designated by Liberty shall, in any event, constitute a majority of the number of directors constituting the entire Silver Board of Directors). In the event that (A) any of Liberty's designees on the Silver Board of Directors vote in a manner different than Diller (or in the event that Diller is required to abstain from voting under applicable law, different than Diller's expressed preference) with respect to any matter voted upon by the Silver Board of Directors, and the outcome of such vote is inconsistent with Diller's vote (or such preference) solely as a result of such different vote by any of such designees of Liberty (except to the extent that such Liberty designees are required under applicable law to abstain from voting) or (B) any member of the Liberty Stockholder Group votes any of its Silver Securities with respect to any matter presented for a vote of the stockholders of Silver in a manner inconsistent with the manner in which the Diller Stockholder Group votes Silver

              Securities and the outcome of such vote is inconsistent with the manner in which Diller has voted, solely as a result of such different vote by any such member of the Liberty Stockholder Group (including, except as set forth below, decisions relating to Diller's employment with Silver), in either case other than (w) as specifically provided for by this Agreement, the August Agreement or the Silver Stockholders Agreement (including, without limitation, a Class B Issuance (as defined below)), (x) any decision to terminate Diller's employment with Silver for Cause,
              (y) any decision relating to Diller's compensation by Silver or any of its subsidiaries (except as provided for by the Silver Term Sheet), or (z) any decision relating to a Fundamental Matter (any such vote contrary to Diller's vote on such preference other than as provided in clauses (w), (x), (y) and (z) above, a "Qualifying Disagreement"), then Diller shall be entitled to deliver notice of his election (a "Management Election") to exercise his management rights as a result of the occurrence of such Qualifying Disagreement in the manner and to the extent set forth below.

        (ii) Following a Management Election by Diller: (A) Diller shall be entitled to exercise his voting authority or authority to act by written consent over all Silver Securities then owned by each member of the Liberty Stockholder Group and the Diller Stockholder Group on all matters submitted to a vote of Silver stockholders, or by which Silver stockholders may act by written consent, pursuant to a conditional proxy (which proxy shall be valid until the first to occur of (x) such time as Diller ceases to be the Chairman of the Board and/or Chief Executive Officer and/or President of Silver or (y) such time as the Diller Stockholder Group ceases to hold its Eligible Stockholder Amount of Silver Securities) and shall be irrevocable and coupled with an interest for purposes of Section 212 of the DGCL), provided, that each Stockholder agrees, and agrees to cause each member of its Stockholder Group, to take or cause to be taken all reasonable actions required (1) for the election of a slate of directors of Silver, two of whom will be designated by Liberty and the remainder of whom will be designated by Diller, and (2) to prevent the taking of any action by Silver or its subsidiaries with respect to a Fundamental Matter without the consent of both Stockholders; and (B) subject to applicable law and fiduciary duties and except with respect to any Fundamental Matters or a Class B Issuance, any matter referred to in clause (x) or (y) of clause (i) above, and except as otherwise specifically provided by this Agreement, the August Agreement or the Silver Stockholder Agreement, Liberty shall be required to use its reasonable best efforts to cause its designees on the Silver Board of Directors to vote with respect to any matter presented to a vote of the Silver Board of Directors in the same manner as Diller (or in the event that Diller is required to abstain from voting under applicable law, in the same manner as Diller's expressed preference), except to the extent that such Liberty designees are required under applicable law to abstain from voting.

        (iii) Diller shall cease to be entitled to exercise any rights under this Agreement, the August Agreement or the Silver Stockholders Agreement with respect to the matters set forth in this Section 3 upon the occurrence of any of the following: (x) Diller is no longer Chairman of the Board and/or Chief Executive Officer and/or President of Silver and (y) the Diller Stockholder Group ceases to own its Eligible Stockholder Amount of Silver Securities. Liberty and Diller agree that, for purposes of determining Liberty's Eligible Stockholder Amount the number of shares of Silver Common Stock held by the Liberty Stockholder Group shall be deemed to include that number of Silver Securities then issuable to Liberty HSN pursuant to the Contingent Right or to a member of the Liberty Stockholder Group pursuant to the HSN Exchange Agreement, in addition to the Liberty Stockholder Group's pro rata interest in the Silver Securities held by Silver Company or a BDTV Entity.

        (iv) Each of Liberty and Diller agrees, and agrees to cause each member of its Stockholder Group, to take all reasonable actions required (including to vote or execute a written consent with respect to the Silver Securities held by Silver Company or any BDTV Entity) in order to give effect to the provisions of this Section 3. In this connection, (A) following the earlier to occur of the events specified in clauses (x) and (y) of the introductory paragraph of this Section 3, if so requested by Liberty, all representatives of Diller and/or the Diller Stockholder Group on the Silver Board of Directors shall immediately resign (other than the representative(s) to be designated by Diller pursuant to clause (i) of this Section 3) and (B) following a Management Election, if so requested by Diller, all representatives of Liberty on the Silver Board of Directors shall resign immediately (other than two persons designated by Liberty).

        (v) Notwithstanding the provisions of any Fundamental Matter and except as otherwise provided herein, in the Merger Agreement and the Exchange Agreement, each Stockholder agrees, and agrees to cause each member of its Stockholder Group, to take or cause to be taken all reasonable actions required (including to vote or execute a written consent with respect to the Silver Securities held by Silver Company or a BDTV Entity) to prevent the taking by Silver of any action with respect to any issuance or proposed issuance of any shares of Silver Class B Common Stock (or any rights or other securities exercisable or exchangeable for, or convertible into, such shares), or the entering into of any agreement, arrangement or understanding with respect to any such issuance or proposed issuance, except as specifically provided in this Agreement (such issuance, a "Class B Issuance").

     4. Fundamental Matters. Upon the consummation of the Merger, the indicated paragraphs of the definition of the term "Fundamental Matters" in the August Agreement shall be amended in their entirety to read as follows:

        "(2) The acquisition, disposition (including pledges), directly or indirectly, by Silver or any of its subsidiaries, of any assets (including debt and/or equity securities) or business (by merger, consolidation or otherwise), the grant or issuance of any debt or equity securities of Silver or any of its subsidiaries, the redemption, repurchase or reacquisition of any debt or equity securities of Silver or any of its subsidiaries by Silver or any such subsidiary, or the incurrence of any indebtedness, or any combination of the foregoing, in any such case, in one transaction or any series of transactions in a six month period, with a value of 10% or more of the market value of Silver's outstanding equity securities at the time of such transaction , provided that the prepayment, redemption, repurchase or conversion of prepayable, callable, redeemable or convertible securities in accordance with the terms thereof shall not be a transaction subject to this paragraph (2)."

        "(4) Engaging in any line of business other than media, communications and entertainment products, services and programming, and electronic retailing or other businesses engaged in by HSN as of August 25, 1996."

     5. Consent of Liberty and Diller Regarding Certain Transactions. For purposes of the provisions of the August Agreement and this Agreement regarding Diller's Management Rights and Fundamental Matters, each of Liberty and Diller hereby consents and agrees to the taking of any action by any of Diller, the Silver Company or Silver, which action is reasonably necessary or appropriate to approve and consummate the transactions (including the related amendments to the Silver Certificate of Incorporation and other actions to be taken by the Silver stockholders) as may be contemplated by each of the Merger Agreement, the Exchange Agreement and the merger agreement among Silver, a wholly owned subsidiary of Silver and Savoy Pictures Entertainment, Inc. (the "SP Merger Agreement"); provided, however, that the applicable parties shall not enter into, or permit any material amendment to, or waiver or modification of material rights or obligations under the SP Merger Agreement, as amended as of August 13, 1996, without the prior written consent of Liberty (which consent shall not be unreasonably withheld).

     6. Termination of Merger Agreement and Exchange Agreement. In connection with the execution and delivery of this Agreement, each of Diller and Liberty shall cause each of the Merger Agreement, dated as of November 27, 1995, among Silver Company, Liberty Program Investments, Inc. and Liberty HSN, and the Exchange Agreement, dated as of November 27, 1995, between Silver and Silver Company, to be terminated by the applicable parties thereto.

     7. Reasonable Efforts. Subject to the terms and conditions of the applicable agreements, each of Liberty and Diller agrees to use, and to cause each of its respective officers, directors, employees, affiliates and representatives to use, all reasonable efforts and take all reasonable actions required or necessary to consummate the transactions contemplated by this Agreement, the August Agreement, the Merger Agreement and the Exchange Agreement, and to cause the conditions to each of the respective parties' obligations to consummate the foregoing transactions to be satisfied.

     8. Liabilities under the Federal Securities Laws. The exercise of any rights hereunder or under the August Agreement or the Silver Stockholders Agreement by any member of the Diller Stockholder Group or the Liberty Stockholder Group (and including in the case of the Liberty Stockholder Group, its exercise of rights relating to the Contingent Right and the Exchange Agreement) shall be subject to such reasonable delay as may be required to prevent the other Stockholder Group from incurring any liability under the federal securities laws and the parties agree to cooperate in good faith in respect thereof.

     9. Miscellaneous. This agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements to be fully performed therein and without regard to principles of conflict of laws. This Agreement, together with the August Agreement, incorporates the entire understanding of the parties with respect to the subject matter herein and therein and supersedes all previous understandings, discussions, negotiations and agreements with respect to such subject matter. The August Agreement, as amended pursuant to the specific terms of this Agreement, is hereby ratified and confirmed in all respects; provided, however, (i) that in the event of any conflict between the terms of this Agreement and the terms of the August Agreement, the terms of this Agreement shall be deemed to supersede the conflicting terms of the August Agreement and (ii) for purposes of the computation of any time periods set forth in the August Agreement (including any applicable time periods relating to or based upon the execution of the Silver Stockholders Agreement), such time periods shall be deemed to have commenced on August 24, 1995. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. Except as otherwise provided herein, neither party may assign this Agreement without the prior written consent of the other party.

     In the event of any conflicts between the provisions of this Agreement and the Merger Agreement (including the Exhibits thereto), the provisions of the Merger Agreement shall control.

     Whenever it is necessary for purposes of this Agreement to determine whether an exchange is tax-free or taxable, such determination shall be made without regard to any interest imputed pursuant to Section 483 of the Code.

     If the foregoing is acceptable to you, please execute the copy of this agreement in the space below, at which time this Agreement will, subject to the receipt of any required approvals of the Board of Directors of Silver or HSN referenced on the first paragraph of this letter, constitute a binding agreement between us.

                                          Very truly yours,

                                          LIBERTY MEDIA CORPORATION

                                          By: /s/ ROBERT R. BENNETT
                                            Name: Robert R. Bennett
                                            Title: Executive Vice President

ACCEPTED AND AGREED
this 25 day of August, 1996

By: /s/ BARRY DILLER
    Barry Diller

                                                                      APPENDIX J
             CERTAIN INFORMATION REGARDING DIRECTORS AND EXECUTIVE
                OFFICERS OF HOME SHOPPING NETWORK, INC. ("HSN")

DIRECTORS AND EXECUTIVE OFFICERS OF HSN

     Except as noted below or in the Joint Proxy Statement/Prospectus to which this document is attached as an appendix, (i) each of the persons named below is a citizen of the United States of America and (ii) none of the persons named below is the beneficial owner of any shares of Common Stock or Class B Common Stock of HSN. Members of the Board of Directors are indicated with an asterisk. For each person whose principal employment is with HSN, the principal business of such person's employer is further described in the Joint Proxy Statement/Prospectus, under "Summary -- The Companies -- HSN."

NAME                          PRINCIPAL OCCUPATION; BUSINESS ADDRESS; PRINCIPAL
                                BUSINESS OF EMPLOYER AND FIVE-YEAR EMPLOYMENT
                                                   HISTORY

*Barry Diller..............  Chairman of the Board and Chief Executive Officer
                             Silver King Communications, Inc. (ownership and operation of television stations)
                             2425 Olympic Boulevard
                             Santa Monica, CA 90404

                             Mr. Diller has been a director of HSN since August 24, 1995 and Chairman of the Board of HSN since November 27, 1995. Mr. Diller has been the Chairman of the Board and Chief Executive Officer of Silver King Communications, Inc. since August 24, 1995. He was Chairman of the Board and Chief Executive Officer of QVC, Inc. from January 1993 until February 28, 1995. From 1984 to 1992, Mr. Diller served as the Chairman of the Board and Chief Executive Officer of Fox, Inc.

*Peter R. Barton...........  President and Chief Executive Officer
                             Liberty Media Corporation (ownership and operation of cable television networks)
                             8101 East Prentice Avenue
                             Englewood, Colorado 80111

                             Mr. Barton has been a director of HSN since August 1995. Mr. Barton has served as President and Chief Executive Officer of Liberty Media Corporation ("Liberty"), a wholly-owned subsidiary of Tele-Communications, Inc. ("TCI") subsequent to August 4, 1994, since June 1990, and has served as Executive Vice President of TCI since January 1994. Mr. Barton also serves on the Boards of BET Holdings, Inc.; Discovery Communications, Inc.; Encore Media Corporation; Liberty Sports, Inc. and Turner Broadcasting Systems, Inc.

*Robert R. Bennett.........  Executive Vice President and Chief Financial
                             Officer
                             Liberty Media Corporation (ownership and operation of cable television networks)
                             8101 East Prentice Avenue
                             Englewood, Colorado 80111

                             Mr. Bennett has been a director of HSN since
                             February 1993. In August 1993, Mr. Bennett was named acting Chairman of the Board of HSN and from September 1993 to November 1995, he was Chairman of the Board of HSN. Mr. Bennett is Executive Vice President, Chief Financial Officer, Treasurer and Secretary of Liberty. Mr. Bennett joined Liberty in June 1990 as Vice President and Treasurer, was named Secretary in

                             October 1990 and Senior Vice President in September 1991. Mr. Bennett also serves on the Boards of Liberty, its wholly-owned subsidiaries and certain of its affiliates. Mr. Bennett was named Executive Vice President of Liberty in June 1995. Prior to joining Liberty, Mr. Bennett served as a Vice President of TCI.

Brian J. Feldman...........  Vice President and Controller
                             Home Shopping Network, Inc. (electronic retail shopping)
                             2501 118th Avenue North
                             St. Petersburg, Florida 33716

                             Mr. Feldman has served as Vice President and Controller of HSN since March 1996. Mr. Feldman served as Controller, Deputy Controller and Assistant Controller of HSN from May 1989 to March 1996.

James G. Gallagher.........  Executive Vice President and General Counsel
                             Home Shopping Network, Inc. (electronic retail shopping)
                             2501 118th Avenue North
                             St. Petersburg, Florida 33716

                             Mr. Gallagher is expected to join HSN on October 14, 1996 as Executive Vice President and General Counsel. Prior to joining HSN, Mr. Gallagher served as Group Counsel at American Express Travel Related Services Company, Inc. from July 1988 to September 1996.

*James G. Held.............  President and Chief Executive Officer
                             Home Shopping Network, Inc. (electronic retail shopping)
                             2501 118th Avenue North
                             St. Petersburg, Florida 33716

                             Mr. Held has been a director of HSN since February 1996. Since November 1995, Mr. Held has been President and Chief Executive Officer of HSN. From January 1995 to November 1995, Mr. Held served as President and Chief Executive Officer of Adrienne Vittadini, Inc., an apparel manufacturer and retailer. Between September 1993 and
                             January 1995, Mr. Held was a senior executive of QVC, Inc., first as Senior Vice President in charge of new business development and later as Executive Vice President of merchandising, sales, product planning and new business development. For eleven years prior to that, until September 1993, Mr. Held was employed in different executive positions at Bloomingdale's.

*Leo J. Hindrey, Jr........  Managing General Partner and Chief Executive
                             Officer
                             InterMedia Partners (cable television systems operator)
                             235 Montgomery Street
                             San Francisco, California 94104

                             Mr. Hindrey has been a director of HSN since July 1993. Mr. Hindrey founded InterMedia Partners, a multi-system cable television operator in 1988, and has served as Managing General Partner and Chief Executive Officer of InterMedia Partners and its affiliated entities since that time. Mr. Hindrey is a Director of the Cable Telecommunications Association, the Cabletelevision Advertising Bureau, Inc., the National Cable Television Association, C-Span and Netcom Online Communication Services, Inc. [TCI affiliation]

Honore A. Le Brun, III.....  Executive Vice President of Affiliate Sales
                             Home Shopping Network, Inc. (electronic retail shopping)
                             2501 118th Avenue North
                             St. Petersburg, Florida 33716

                             Mr. Le Brun has been Executive Vice President of Affiliate Sales of HSN since December 1993. Silver King has announced that he will be joining Silver King as Executive Vice President -- Broadcasting in March 1997. Prior to joining HSN, Mr. Le Brun served as Senior Vice President of TV Food Network from January 1993 to December 1993. Prior to that appointment, Mr. Le Brun served concurrently as General Manager and President of Meridian Broadcasting Corporation, which filed in 1991 for protection under the Federal Bankruptcy Code, and General Manager and Vice President of Frey Communications South.

Kevin J. McKeon............  Executive Vice President, Chief Financial Officer
                             and Treasurer
                             Home Shopping Network, Inc. (electronic retail shopping)
                             2501 118th Avenue North
                             St. Petersburg, Florida 33716

                             Mr. McKeon has served as Executive Vice President, Chief Financial Officer and Treasurer of HSN since February 1996. Mr. McKeon served as Senior Vice President of Accounting and Finance and Treasurer of HSN from December 1993 to February 1996. Mr. McKeon served as Controller of HSN from July 1992 to December 1993. Prior to that appointment, Mr. McKeon served as Executive Director of Finance of HSN from May 1991 to July 1992. From December 1986 to September 1990, he served in various financial capacities for HSN.

Mary Ellen Pollin..........  Executive Vice President of Administration
                             Home Shopping Network, Inc. (electronic retail shopping)
                             2501 118th Avenue North
                             St. Petersburg, Florida 33716

                             Ms. Pollin joined HSN in December 1995 as Executive Vice President of Administration. From July 1995 to December 1995, Ms. Pollin served as Executive Director of Russell Reynolds Associates, an executive recruiting firm. From July 1993 to June 1995, Ms. Pollin served as Vice President of J.D. Ross International. From May 1990 to June 1993, Ms. Pollin was Director of Recruitment and Executive Placement at Barney's New York. From 1988 to 1990, Ms. Pollin served as Vice President, Human Resources of Conran's Habitat. During the nine years prior to this, Ms. Pollin worked for Bloomingdale's in various human resources capacities.

*Gen. H. Norman
Schwarzkopf................  Director
                             Home Shopping Network, Inc. (electronic retail shopping)
                             2501 118th Avenue North
                             St. Petersburg, Florida 33716

                             General Schwarzkopf has been a director of HSN since May 1996. Since his retirement from the military in August 1991, General Schwarzkopf has been an author, a participant in several television specials and is currently working with NBC on additional television programs. From August 1990 to August 1991, he served as Commander-in-Chief, United States Central Command and Commander of Operations, Desert Shield and Desert Storm. General Schwarzkopf has 35 years of service with the military. He is also on the Board of Governors of the Nature Conservancy, Chairman of the Starbright Capital Campaign, co-founder of the Boggy Creek Gang, a member of the University of Richmond Board of Trustees, and serves on the Boards of Directors of Borg-Warner Security Corporation, Remington Arms Company, Washington Water Power, Pentzer Corporation, Kuhlman Corporation and Cap CURE, Association for the Cure of Cancer of the Prostate.

*Eli J. Segal..............  Director
                             Home Shopping Network, Inc. (electronic retail shopping)
                             2501 118th Avenue North
                             St. Petersburg, Florida 33716

                             Mr. Segal has been a director of HSN since February 1996. Mr. Segal served as Assistant to the President of the United States from January 1993 to February 1996. In that connection, Mr. Segal was also confirmed by the United States Senate as the first Chief Executive Officer of the Corporation for National Service. Prior to that, Mr. Segal served as President of Bits & Pieces, Inc., a direct mail consumer product company from 1984 to January 1993, and publisher of GAMES magazine, a monthly publication from 1990 to January 1993.

                                                                      APPENDIX K

       CERTAIN INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS OF
              SILVER KING COMMUNICATIONS, INC. ("SILVER KING") AND
                       HOUSE ACQUISITION CORP. ("HOUSE")

DIRECTORS AND EXECUTIVE OFFICERS OF SILVER KING

     Except as noted below or in the Joint Proxy Statement/Prospectus to which this document is attached as an appendix, (i) each of the persons named below is a citizen of the United States of America and (ii) none of the persons named below is the beneficial owner of any shares of Common Stock or Class B Common Stock of Home Shopping Network, Inc. ("HSN"). Members of the Board of Directors of Silver King are indicated with an asterisk. For each person whose principal employment is with Silver King, the principal business of such person's employer is further described in the Joint Proxy Statement/Prospectus, under "Summary -- The Companies -- Silver King."

NAME                          PRINCIPAL OCCUPATION; BUSINESS ADDRESS; PRINCIPAL
                                BUSINESS OF EMPLOYER AND FIVE-YEAR EMPLOYMENT
                                                   HISTORY

*Barry Diller..............  Chairman of the Board and Chief Executive Officer
                             Silver King Communications, Inc. (ownership and operation of television stations)
                             2425 Olympic Boulevard
                             Santa Monica, CA 90404

                             Mr. Diller has been the Chairman of the Board and Chief Executive Officer of Silver King since August 24, 1995. He was Chairman of the Board and Chief Executive Officer of QVC, Inc. from January 1993 until February 28, 1995. From 1984 to 1992, Mr. Diller served as the Chairman of the Board and Chief Executive Officer of Fox, Inc. Mr. Diller has been a director since August 24, 1995 and Chairman of the Board since November 27, 1995 of HSN.

*Vincent F. Barresi........  President and Chief Operating Officer
                             WNAB-TV Channel 58 Nashville, Inc. (ownership and operation of a television station)
                             3201 Dickerson Pike
                             Nashville, TN 37207

                             Mr. Barresi has been President and Chief Operating Officer of WNAB-TV Channel 58 Nashville, Inc. since April 1995. Mr. Barresi served as a Director, Vice President and General Manager of Chase Communications of Denver, Inc., licensee of Station KDVR(TV), Denver, Colorado, a Fox Television Network affiliate, and served in similar capacities for Great American Television & Radio Company from 1985-1991.

*Steven H. Grant...........  Chief Financial Officer
                             Precision Systems Inc. (telephone communications software and technology)
                             11800 30th Court North
                             St. Petersburg, FL 33716

                             From August 1993 through May 1996, Mr. Grant served as Executive Vice President, Chief
                             Financial/Administrative Officer and Treasurer of Silver King. Mr. Grant joined Silver King on December 28, 1992 as Vice President, Chief Financial Officer and Secretary/Treasurer. Prior to joining Silver King, Mr. Grant held several finance-related positions with

                             HSN since 1989, and most recently served as its Director of Corporate Finance and Assistant Treasurer.

*Michael A. Green..........  Management Consultant
                             A.T. Kearney Management Consulting (business consulting)
                             10877 Wilshire Boulevard
                             Los Angeles, CA 90024

                             Since September 1994, Mr. Green has been a management consultant for AT Kearney Management Consulting, a wholly-owned subsidiary of EDS Management Consulting Services (an information technology and system integration company). Mr. Green was the President and Chief Operating Officer of Consolidated Signal Corporation, a small cable television system owner, from August 1992 until July 1994. Prior to that, Mr. Green was the Vice President and Chief Operating Officer of South Chicago Cable TV d/b/a Chicago Cable TV, a cable television system owner, from October 1990 to July 1992. The majority owner of South Chicago Cable TV is TCI Great Lakes, Inc., an affiliate of Tele-Communications, Inc. Mr. Green previously served on the boards of directors of TCI Great Lakes, Inc. and South Chicago Cable TV.

*Kenneth T. MacDonald......  Retired
                             P.O. Box 51
                             Paoli, PA 19301

                             Mr. MacDonald was a marketing consultant for various media companies from 1983 to 1994, including Active Media.

*Russell I. Pillar.........  President and Chief Executive Officer
                             Precision Systems, Inc. (telephone communications software and technology)
                             11800 30th Court North
                             St. Petersburg, FL 33716

                             Mr. Pillar has been President and Chief Executive Officer of Precision Systems, Inc. since December 1993, and has been a member of its Board of Directors since August 1992. Mr. Pillar was a founding partner in Critical Mass, an investment partnership which provides strategic planning and related advisory services to emerging technology companies in information services, interactive technologies and new media entertainment, and served in such position with Critical Mass and its predecessor companies from October 1991 through December 1993.

*Bruce M. Ramer............  Principal
                             Gang, Tyre, Ramer & Brown, Inc. (law practice) 132 South Rodeo Drive
                             Beverly Hills, CA 90212

                             Bruce M. Ramer has been a principal of the law firm of Gang, Tyre, Ramer & Brown, Inc. for more than five years.

*Sidney J. Sheinberg.......  Owner and Founder
                             The Bubble Factory (entertainment company)
                             8840 Wilshire Boulevard
                             Beverly Hills, CA 90211

                             Sidney J. Sheinberg served as President and Chief Operating Officer and as a director of MCA INC. from June 1973 through September 1995.

                             Mr. Sheinberg served as a director of Cineplex Odeon Corporation from May 1986 until October 1995. Since October 1995, Mr. Sheinberg has been a partner of The Bubble Factory, an entertainment company.

Douglas Binzak.............  Executive Vice President -- Broadcasting
                             Silver King Communications, Inc. (ownership and operation of television stations)
                             2425 Olympic Boulevard
                             Santa Monica, CA 90404

                             Mr. Binzak joined Silver King in June 1996 as Executive Vice President -- Broadcasting for Silver King Communications, Inc. From August 1994 to June 1996, Mr. Binzak served as Senior Vice President of Scheduling and Market Strategy at Fox, and, from February 1991 to August 1994, as Vice President of Program Scheduling and Planning at Fox. He joined Fox in 1986.

Michael Drayer.............  Executive Vice President, General Counsel and
                             Corporate Secretary
                             Silver King Communications, Inc. (ownership and operation of television stations)
                             12425 28th Street North
                             St. Petersburg, FL 33716

                             Mr. Drayer joined Silver King on February 1, 1993 as Vice President, Senior Counsel and Assistant Secretary. On May 10, 1993, Mr. Drayer was appointed Vice President, General Counsel and Assistant Secretary of Silver King, and, since August 17, 1993, Mr. Drayer has been Executive Vice President, General Counsel and Corporate Secretary of Silver King. Prior to joining Silver King, Mr. Drayer served as Senior Counsel for HSN since July 1991.

Lia Afriat-Hernandez.......  Executive Vice President -- Compliance/Programming
                             Silver King Communications, Inc. (ownership and operation of television stations)
                             12425 28th Street North
                             St. Petersburg, FL 33716

                             Ms. Afriat-Hernandez served as Vice
                             President -- Compliance/Programming of Silver King from May 1988 until April 23, 1993. Since April 23, 1993, Ms. Hernandez has been Executive Vice President -- Compliance/Programming of Silver King. Ms. Hernandez also served as Director of Compliance of HSN from October 1986 until May 1988.

James J. Miller............  President, Acting Chief Financial Officer and
                             Treasurer
                             Silver King Communications, Inc. (ownership and operation of television stations)
                             2425 Olympic Boulevard
                             Santa Monica, CA 90404

                             Mr. Miller has served as Vice President, Acting Chief Financial Officer and Controller of Silver King since July 1996. Prior to that time, he had been an officer of Savoy since October 1993 and Vice President and Controller of Savoy since June 1994. Prior to joining Savoy, Mr. Miller was Manager of Studio Finance and Planning and Manager of Financial Reporting at Walt Disney Company.

Adam Ware..................  Executive Vice President -- Broadcasting
                             Silver King Communications, Inc. (ownership and operation of television stations)
                             2425 Olympic Boulevard
                             Santa Monica, CA 90404

                             Mr. Ware joined Silver King in June 1996 as
                             Executive Vice President -- Broadcasting. From November 1994 to June 1996, he served as Senior Vice President of Network Distribution at Fox. From 1991 to 1994, he was Vice President, Affiliate Relations, West-Central Region of Fox. Mr. Ware joined Fox in 1989. Mr. Ware is also a director of the Association of Local Television Stations.

DIRECTORS AND EXECUTIVE OFFICERS OF HOUSE

     Michael Drayer is the sole director and sole executive officer of House and is the President of House. Mr. Drayer is a United States citizen and does not own any share of Common Stock or Class B Common Stock of HSN. For a description of Mr. Drayer's employment history, see "Directors and Officers of Silver King" above.

                                                                      APPENDIX L

             CERTAIN INFORMATION REGARDING DIRECTORS AND EXECUTIVE
                     OFFICERS OF TELE-COMMUNICATIONS, INC.

     Tele-Communications, Inc., a Delaware corporation ("TCI"), through its subsidiaries and affiliates, is principally engaged in the construction, acquisition, ownership and operation of cable television systems and in the provision of satellite-delivered video entertainment, information and home shopping programming services to various distribution media, principally cable television systems. TCI also has interests in cable and telecommunications operations and television programming in certain international markets, as well as investments in companies and joint ventures involved in developing and providing programming for new television and telecommunications technologies. TCI's principal executive offices are located at Terrace Tower II, 5619 DTC Parkway, Englewood, CO 80111-3000.

DIRECTORS AND EXECUTIVE OFFICERS OF TCI

     Except as noted below or in the Joint Proxy Statement/Prospectus to which this document is attached as an appendix, (i) each of the persons named below is a citizen of the United States of America, (ii) each of the persons principal business address is Terrace Tower II, 5619 DTC Parkway, Englewood, CO 80111-3000 and (iii) none of the persons named below is the beneficial owner of any shares of Common Stock or Class B Common Stock of Home Shopping Network, Inc. ("HSN"). Members of the Board of Directors of TCI are indicated with an asterisk.

NAME

Peter R. Barton............  Executive Vice President, TCI and
                             President and Chief Executive Officer, Liberty Media Corporation
                             8101 East Prentice Ave., Suite 500
                             Englewood, CO 80111

                             Mr. Barton has served as President and Chief
                             Executive Officer of Liberty Media Corporation, a wholly-owned subsidiary of TCI subsequent to August 4, 1994, since June 1990. He has also been an Executive Vice President of TCI since January 1994. Mr. Barton was Senior Vice President of TCI from 1988 to March 1991.

Stephen M. Brett...........  Executive Vice President, General Counsel and
                             Secretary, TCI

                             Mr. Brett has been Executive Vice President,
                             General Counsel and Secretary of TCI since January 1994. He has also served as Senior Vice President and General Counsel of TCI Communications, Inc., the predecessor company to TCI and now a majority owned subsidiary of TCI ("TCIC") since December 1991. Mr. Brett also serves as Vice President and Secretary of most of TCI's subsidiaries. From August 1988 through December 1991, Mr. Brett was Executive Vice President-Legal and Secretary of United Artists Entertainment Company ("UAE") and its predecessor, United Artists Communications, Inc. ("UACI").

Brendan R. Clouston........  Executive Vice President and Chief Operating
                             Officer of TCI and President and Chief Executive Officer of TCIC

                             Mr. Clouston has been Executive Vice President of TCI since January 1994 and Chief Operating Officer of TCI since December 1995; he has also served as President and Chief Executive Officer of TCIC since October 1994. From March 1992 to October 1994 he was Executive Vice President and Chief Operating Officer of TCIC. Prior thereto beginning in December 1991, Mr. Clouston was Senior Vice President of TCIC. From January 1987 through December 1991, he held various executive positions with UAE and its predecessor, UACI, most recently Executive Vice President and Chief Financial Officer.

*Tony Coelho...............  Chairman of the Board and Chief Executive Officer
                             ETC w/ tci, Inc. (TCI's newly formed education division)
                             700 14th Street, N.W.
                             Washington, D.C. 20005

                             and

                             Chairman and Chief Executive Officer of Coelho Associates, LLC
                             (Investment consulting and brokerage firm)
                             1325 Avenue of the Americas
                             New York, NY 10019

                             Mr. Coelho has been Chairman of the Board and Chief Executive Officer of ETC w/ tci, Inc. (TCI's newly formed education division) since October 1995. He has also been Chairman and Chief Executive Officer of Coelho Associates, LLC, and investment consulting and brokerage firm, since July 1995. Prior thereto he was President and Chief Executive Officer of Wertheim Schroder Investment Services from 1990 to June 1995 and Managing Director of Wertheim Schroder & Co., Incorporated from 1989 to June 1995. Mr. Coelho was a U.S. Representative from California from January 1979 through June 1989 and Majority Whip of the U.S. House of Representatives from December 1986 through June 1989.

*Donne F. Fisher...........  Business Executive, Consultant to TCI

                             Mr. Fisher was Executive Vice President of TCI from January 1994 to January 1996; Mr. Fisher resigned as Executive Vice President of TCI and became a consultant to TCI in January 1996. He was Executive Vice President of TCIC from December 1991 through October 1994. Prior thereto, Mr. Fisher served as Senior Vice President of TCIC beginning in 1982 and Treasurer since 1970.

*John W. Gallivan..........  Kearns-Tribune Corporation (newspaper publishing company)
                             400 Tribune Building
                             Salt Lake City, Utah 84111

                             Mr. Gallivan has been Chairman of the Board of Kearns-Tribune Corporation, a newspaper publishing concern, since June 1983.

*Jerome H. Kern............  Special Counsel
                             Baker & Botts, L.L.P. (law firm)
                             599 Lexington Ave.
                             New York, NY 10022

                             Mr. Kern has been special counsel since July 1996 and served prior thereto as a senior partner from September 1992 to July 1996, with the law firm of Baker & Botts, L.L.P. Prior to joining Baker & Botts, L.L.P., Mr. Kern was a senior partner with the Law Offices of Jerome H. Kern from January 1, 1992 through September 1, 1992 and, prior to that, he was a senior partner with the law firm of Shea & Gould from 1986 through December 31, 1991.

*Bob Magness...............  Chairman of the Board, TCI

                             Mr. Magness has been Chairman of the Board since June 1994 and Chairman of the Board of TCIC since 1973.

*Kim Magness...............  Manages numerous personal and business investments
                             c/o TCI
                             Terrace Tower II
                             5619 DTC Parkway
                             Englewood, CO 80111-3000

                             Mr. Magness manages numerous personal and business investments. He is also Chairman and President of a company developing liners for irrigation canals.

*John C. Malone............  Chief Executive Officer and President, TCI

                             Dr. Malone has been Chief Executive Officer and President of TCI since January 1994. He served as Chief Executive Officer of TCIC from March 1992 to October 1994 and President of TCIC from 1973 to October 1994. Since May 1995, he has been Chairman of the Board of Tele-Communications International ("International"), a majority owned subsidiary of TCI. He is President and a director of many of TCI's subsidiaries.

*Robert A. Naify...........  Co-Chairman, Co-Chief Executive Officer and
                             director The Todd-AO Corporation (provider of services to motion picture industry)
                             172 Golden Gate Avenue
                             San Francisco, CA 94102

                             Mr. Naify has been Co-Chairman of The Todd-AO Corporation, a provider of services to the motion picture industry, for more than five years.

Larry E. Romrell...........  President and Chief Executive Officer, TCI
                             Technology Ventures, Inc. and Executive Vice
                             President, TCI

                             Since September 1994, Mr. Romrell has been
                             President and Chief Executive Officer of TCI
                             Technology Ventures, Inc., a wholly owned subsidiary of TCI. He has also served as an Executive Vice President of TCI since January 1994. Mr. Romrell was Senior Vice President of TCIC from 1991 to October 1994 and prior thereto he held various executive positions with WestMarc Communications, Inc., a wholly-owned subsidiary of TCI.

Fred A. Vierra.............  Chief Executive Officer and director,
                             Tele-Communications International and Executive Vice President, TCI

                             Mr. Vierra has been Chief Executive Officer and a director of International since October 1994. He served as Chairman of the Board of International from October 1994 to May 1995 and since May 1995 he has been Vice Chairman of the Board of International. He has also been an Executive Vice President of TCI since January 1994. From December 1991 through October 1994 he was Executive Vice President of TCIC and was President, Chief Operating Officer and a director of UAE from May 1989 through December 1991.

                        SILVER KING COMMUNICATIONS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF STOCKHOLDERS

         The undersigned stockholder of SILVER KING COMMUNICATIONS, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Joint Proxy Statement/Prospectus, each dated ___________, 1996, and hereby appoints Michael Drayer proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of SILVER KING COMMUNICATIONS, INC., to be held on ___________, 1996, at ___.m., at ________, and at any adjournments thereof, and to vote all shares of Common Stock and Class B Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side hereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED.

                               (See reverse side)


                                             Silver King Communications, Inc.
                                             12425 28th Street North
                                             St. Petersburg, FL 33716

     THE SILVER KING BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-9


1.    THE SAVOY MERGER NASD PROPOSAL TO APPROVE
      THE ISSUANCE OF SHARES OF SILVER KING
      COMMON STOCK IN THE SAVOY MERGER.

      For        Against        Abstain

      \ \         \ \            \ \



2.    THE HSN MERGER NASD PROPOSAL TO
      APPROVE THE ISSUANCE OF SHARES OF SILVER
      KING COMMON STOCK AND SILVER KING
      CLASS B COMMON STOCK IN THE HSN
      TRANSACTIONS.

      For          Against       Abstain

      \ \          \ \           \ \




3.    THE AUTHORIZED CAPITAL STOCK AMENDMENT
      PROPOSAL TO INCREASE THE AUTHORIZED SHARES
      OF SILVER KING COMMON STOCK, SILVER KING
      CLASS B COMMON STOCK AND SILVER KING
      PREFERRED STOCK.

      For          Against        Abstain

      \ \          \ \            \ \


4.    THE NAME CHANGE PROPOSAL TO CHANGE
      THE CORPORATE NAME OF SILVER KING TO
      "HSN, INC." IN THE CASE THAT THE HSN
      MERGER IS CONSUMMATED.

      For          Against        Abstain

      \ \          \ \            \ \



 5.    THE CLASS VOTE AMENDMENT PROPOSAL TO
       ELIMINATE THE SEPARATE CLASS VOTE OF
       THE HOLDERS OF SILVER KING COMMON
       STOCK AND SILVER KING CLASS B COMMON
       STOCK IN CERTAIN SPECIFIED
       CIRCUMSTANCES AT ANY TIME THAT THERE
       ARE AT LEAST 2,280,000 SHARES OF SILVER
       KING CLASS B COMMON STOCK
       OUTSTANDING.

       For          Against        Abstain

       \ \          \ \            \ \


6.    ELECTION OF DIRECTORS, AS TO WHICH HOLDERS OF SILVER
      KING COMMON STOCK AND SILVER KING CLASS B COMMON
      STOCK ARE VOTING AS A SINGLE CLASS:


      Nominees: Barry Diller, Victor A. Kaufman,
                Jonathan Oxendine and Richard E. Snyder

\ \ FOR all nominees           \ \ WITHHOLD
    (except as marked              AUTHORITY to
     to the contrary                       vote for all
     below)                                listed below


ELECTION OF DIRECTORS, AS TO WHICH HOLDERS OF SILVER
KING COMMON STOCK ARE VOTING AS A SEPARATE CLASS:


NOMINEES:  Bruce M. Ramer and Sidney J. Sheinberg


\ \ FOR all nominees           \ \ WITHHOLD
    (except as marked              AUTHORITY to
     to the contrary                       vote for all
     below)                                listed below


(INSTRUCTION: to withhold authority to vote for any individual nominee, strike a line through the nominee's name.)


7.    THE PROPOSAL TO ADOPT THE SILVER KING 1995 STOCK
      INCENTIVE PLAN.

      For         Against        Abstain

      \ \         \ \            \ \



8.    THE PROPOSAL TO ADOPT THE SILVER KING DIRECTORS STOCK
      OPTION PLAN.

      For         Against       Abstain

      \ \         \ \           \ \


9.    THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST &
      YOUNG LLP AS THE FIRM OF INDEPENDENT AUDITORS FOR THE
      YEAR ENDING DECEMBER 31, 1996.

      For          Against        Abstain

      \ \          \ \            \ \



THIS PROXY WILL BE VOTED AS DIRECTED OR, IF
NO DIRECTION IS INDICATED, WILL BE VOTED
"FOR" EACH OF THE PROPOSALS LISTED, AND AS
SAID PROXY DEEMS ADVISABLE ON SUCH OTHER
MATTERS AS MAY COME BEFORE THE MEETING,
INCLUDING, AMONG OTHER THINGS,
CONSIDERATION OF ANY MOTION MADE FOR
ADJOURNMENT OF THE MEETING.

PLEASE SIGN EXACTLY AS NAME APPEARS ON PROXY.


DATED______________________________19______


____________________________________________
Signature                         Title

____________________________________________
Signature, if held jointly       Title





Note: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer or partner, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK. /X/

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

PROXY

                       SAVOY PICTURES ENTERTAINMENT, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         SPECIAL MEETING OF STOCKHOLDERS

         The undersigned stockholder of SAVOY PICTURES ENTERTAINMENT, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Joint Proxy Statement/Prospectus, each dated ____________, 1996, and hereby appoints Howard K. Bass proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of SAVOY PICTURES ENTERTAINMENT, INC. to be held on ________, __, 1996, at __.m., at ______, and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side hereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED.

                               (SEE REVERSE SIDE)

                               FOLD AND DETACH HERE

Please mark your votes as indicated in this sample.  /X/



          THE SAVOY BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1

1.       PROPOSAL TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF MERGER DATED
         AS OF NOVEMBER 27, 1995, AS AMENDED AS OF AUGUST 13, 1996, BY AND AMONG SAVOY PICTURES ENTERTAINMENT, INC., SILVER KING COMMUNICATIONS, INC., A DELAWARE CORPORATION, AND A NEWLY-FORMED, WHOLLY-OWNED SUBSIDIARY OF SILVER KING COMMUNICATIONS, INC. ("SUB") PROVIDING FOR SUB TO BE MERGED WITH AND INTO SAVOY PICTURES ENTERTAINMENT, INC. WITH SAVOY PICTURES ENTERTAINMENT, INC. BEING THE SURVIVING CORPORATION AND BECOMING A WHOLLY-OWNED SUBSIDIARY OF SILVER KING COMMUNICATIONS, INC.

                       FOR               AGAINST           ABSTAIN
                       [ ]                 [ ]               [ ]

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSAL LISTED, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF ANY MOTION MADE FOR ADJOURNMENT OF THE MEETING.

Please sign exactly as name appears on Proxy.

SIGNATURE(S) ___________________________________________ DATE __________________

NOTE: WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR CORPORATE OFFICER OR PARTNER, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                           HOME SHOPPING NETWORK, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         SPECIAL MEETING OF STOCKHOLDERS

         The undersigned stockholder of HOME SHOPPING NETWORK, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Joint Proxy Statement/Prospectus, each dated _________, 1996, and hereby appoints Kevin J. McKeon and James G. Held, and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of HOME SHOPPING NETWORK, INC. to be held on _______, 1996, at ___ .m., at____________ , and at any adjournments thereof, and to vote all shares of Common Stock and Class B Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side hereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED.

                               (See reverse side)


                                                  Home Shopping Network, Inc.
                                                  2501 118th Avenue North
                                                  St. Petersburg, FL 33716

  THE HOME SHOPPING NETWORK BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1

1. PROPOSAL TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF EXCHANGE AND MERGER DATED AS OF AUGUST 25, 1996 BY AND AMONG HOME SHOPPING NETWORK, INC., SILVER KING COMMUNICATIONS, INC., A DELAWARE CORPORATION, AND A NEWLY-FORMED, WHOLLY-OWNED SUBSIDIARY OF SILVER KING COMMUNICATIONS, INC. ("SUB") PROVIDING FOR SUB TO BE MERGED WITH AND INTO HOME SHOPPING NETWORK, INC. WITH HOME SHOPPING NETWORK, INC. BEING THE SURVIVING CORPORATION AND BECOMING A SUBSIDIARY OF SILVER KING COMMUNICATIONS, INC.

                       FOR               AGAINST           ABSTAIN
                       [ ]                 [ ]               [ ]

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSAL LISTED, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF ANY MOTION MADE FOR ADJOURNMENT OF THE MEETING.

PLEASE SIGN EXACTLY AS NAME APPEARS ON PROXY.

Note: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer or partner, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:__________________________________________________________________________

________________________________________________________________________________
Signature                                                               Title

________________________________________________________________________________
Signature, If Held Jointly                                              Title


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK. /x/